                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   AT&T CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                        Common Stock, par value $1.00 per share
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                     Not applicable
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              $4,415,000,000 (book value computed as of December 31, 2000)
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                     $4,415,000,000
        ------------------------------------------------------------------------

     (5)  Total fee paid:

                                        $883,000
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   SUBJECT TO COMPLETION; DATED MAY 11, 2001

                           PRELIMINARY PROXY MATERIAL

                                                       [AT&T LOGO]
--------------------------------------------------------------------------------
C. MICHAEL ARMSTRONG
Chairman of the Board
                                                          32 Avenue of the
                                                          Americas
                                                          New York, NY
                                                          10013-2412
                                                          212 387-5400

                                                                          , 2001

Dear AT&T Shareholder:

     As part of our previously announced plan to restructure AT&T, our board of directors requests your approval:

     (1) to create a tracking stock that is intended to reflect the financial performance and economic value of our Broadband business;

     (2) to create a tracking stock that is intended to reflect the financial performance and economic value of our Consumer Services business; and

     (3) to separate and spin off a separate company owning our Business Services and Consumer Services businesses. We refer to this separate company as "AT&T Communications Services, Inc."

     If you approve the proposals, we expect to sell shares of AT&T Broadband Group tracking stock in a public offering for cash later this year, subject to market and other factors. We also expect to distribute some or all of the shares of AT&T Consumer Services Group tracking stock to our common shareholders as a dividend later this year. Thereafter, we expect to separate AT&T Business Services Group and AT&T Consumer Services Group into a single entity called "AT&T Communications Services, Inc." and to distribute shares in this company to our common shareholders.

     Approval of each of the first two proposals requires a majority of the combined voting power of the outstanding shares of AT&T common stock and, if they remain outstanding, shares of Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock. We are seeking the same vote for the proposed separation and spin-off of AT&T Communications Services, Inc. Our board of directors recommends that you vote for each proposal.

     FOR A DISCUSSION OF THE MATERIAL RISKS INVOLVED IN CONNECTION WITH THE VARIOUS PROPOSALS, SEE THE DISCUSSION OF RISK FACTORS THAT BEGINS ON PAGE 16 OF THE ACCOMPANYING PROXY STATEMENT.

     If you plan to join us at the special meeting of shareholders, you will need to bring the admission ticket, which is attached to the proxy card (a card enabling a representative to vote your shares). For your convenience, we have printed a map of the area and directions to the special meeting on the back of the proxy card. Whether you own a few or many shares and whether or not you plan to attend the special meeting, it is important that you vote your shares on the matters that come before the special meeting. Registered and many broker-managed shareholders also can vote their shares via the Internet or by using a toll-free telephone number. We provide instructions for using these convenient services on the proxy card. Of course, you still may vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, we will vote your shares in favor of each proposal.

     I look forward to seeing you at the special meeting in                on
             , 2001.

                                          Sincerely,

                                          /s/ MICHAEL ARMSTRONG
                                          C. MICHAEL ARMSTRONG
                                          Chairman of the Board and
                                          Chief Executive Officer

     This proxy statement is dated                , 2001 and was first mailed to
AT&T shareholders on                , 2001.

                                   AT&T CORP.
                           32 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10013-2412

                           -------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

              TO BE HELD ON                ,                , 2001

                           -------------------------

     We will hold a special meeting of shareholders of AT&T Corp. at
               a.m., local time, on                ,                , 2001, at
               for the following purposes:

     - to approve and adopt an amendment to our charter to authorize the creation of AT&T Broadband Group tracking stock,

     - to approve and adopt an amendment to our charter to authorize the creation of AT&T Consumer Services Group tracking stock,

     - to approve two new incentive plans to enable us to grant incentive awards based on shares of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock to officers and employees of AT&T and its subsidiaries,

     - to ratify and approve the separation and spin-off of AT&T Communications Services, Inc. from AT&T (including the subsequent name changes of AT&T Corp. to "AT&T Broadband Corp." and of AT&T Communications Services, Inc. to "AT&T Corp."), and

     - to act upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

     We describe these items of business more fully in the accompanying proxy statement.

     Only holders of record of AT&T common stock and, if they remain outstanding, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock, at the close of business
on                , 2001 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

                                          BY ORDER OF THE BOARD OF
                                          DIRECTORS

                                          MARILYN J. WASSER
                                          Vice President -- Law and Secretary

New York, New York
               , 2001

     WE URGE YOU TO VOTE BY TELEPHONE OR VIA THE INTERNET, OR TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU CAN WITHDRAW YOUR PROXY, OR CHANGE YOUR VOTE AT ANY TIME BEFORE IT IS VOTED. YOU CAN DO THIS BY EXECUTING A LATER-DATED PROXY, BY VOTING BY BALLOT AT THE SPECIAL MEETING, BY TELEPHONE OR VIA THE INTERNET, OR BY FILING AN INSTRUMENT OF REVOCATION WITH THE INSPECTORS OF ELECTION IN CARE OF OUR VICE PRESIDENT -- LAW AND SECRETARY AT THE ABOVE ADDRESS.

                   QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q: PLEASE BRIEFLY DESCRIBE THE PROPOSED TRACKING STOCK AMENDMENTS.

A: The proposed tracking stock amendments provide for the creation of two new classes of AT&T common stock, which we will call "AT&T Broadband Group tracking stock" and "AT&T Consumer Services Group tracking stock." These tracking stocks are intended to reflect the financial performance and economic value of our Broadband business and of our Consumer Services
   business. We describe AT&T Broadband Group starting on page   and AT&T
   Consumer Services Group starting on page   .

Q: WHAT IS A TRACKING STOCK AND HOW DOES IT WORK?

A: A tracking stock is a separate class or series of a company's common stock that is intended to reflect the financial performance and economic value of a group of assets or a specific business unit, division, subsidiary or equity investment of the company. Holders of our tracking stock are shareholders of AT&T and not of the underlying business or subsidiary. The terms of our tracking stock are intended to tie the economic value of the tracking stock to the performance of the tracked business rather than to the performance of AT&T as a whole. However, there may not always be a linkage between the market value of the tracking stock and the financial performance and economic value of the applicable group. The market value of these securities may be adversely affected not only by factors that adversely affect the applicable group but also by factors that adversely affect AT&T generally. Holders of AT&T Broadband Group tracking stock and of AT&T Consumer Services Group tracking stock will be shareholders of AT&T and will have no direct interest in the assets, subsidiaries or businesses whose performance the tracking stock is intended to reflect.

Q: PLEASE BRIEFLY DESCRIBE THE PROPOSED SPIN-OFF OF AT&T COMMUNICATIONS
   SERVICES, INC.

A: Within about a year after our issuance of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock, and subject to financial and market conditions, we plan to spin off AT&T Communications Services, Inc. as a separate company by distributing its common stock to the holders of AT&T common stock as a dividend. At the same time, we would exchange the shares of AT&T Consumer Services Group tracking stock for comparable shares of a new tracking stock of the spun-off company. Thus, after the spin-off, AT&T Communications Services, Inc. would consist of our current Business Services and Consumer Services businesses, but the financial performance and economic value of our Consumer Services business would be tracked by a separate tracking stock, which we refer to in this proxy as the "new Consumer Services Group tracking stock." We expect that AT&T will change its name to "AT&T Broadband Corp." and that the spun-off entity will assume the name "AT&T
   Corp." We describe AT&T Communications Services, Inc. starting on page   .

Q: IF I CONTINUE TO HOLD ALL MY SHARES OF AT&T COMMON STOCK, WHAT WILL I RECEIVE
   IN THE RESTRUCTURING PLAN?

A: If you continue to hold your shares of AT&T common stock and we complete the restructuring as planned, at the conclusion of the restructuring plan, you will have shares of:

     - AT&T Broadband Corp.,

     - AT&T Communications Services, Inc., and

     - a new Consumer Services tracking stock issued by AT&T Communications Services, Inc.

   First, you will receive AT&T Consumer Services Group tracking stock as a dividend on your shares of AT&T common stock. Thereafter, if you still hold your shares of AT&T common stock and we complete the spin-off of AT&T Communications Services, Inc., you will receive shares of AT&T Communications Services, Inc. common stock as a dividend on your shares of AT&T common stock. At the time of the spin-off, you also will receive new shares issued by AT&T Communications Services, Inc., which will be designed to reflect the financial performance and economic value of our Consumer Services business, in exchange for your shares of AT&T Consumer Services Group tracking stock. Your shares of AT&T common stock will remain outstanding, but, after all of the contemplated transactions, they will represent only the AT&T Broadband Group businesses. As a result, at the end of the restructuring plan you will own three stocks.

Q: WHAT ARE THE CONDITIONS TO THE RESTRUCTURING PLAN?

A: While we currently intend to complete our restructuring plan, our board of directors may decide not to proceed with all or a portion of this plan due to future financial conditions, superior alternatives or other events. Additionally, events or circumstances, including litigation, could occur that affect the timing or terms of our restructuring plan or our ability to complete it.

Q: WHAT WILL HAPPEN TO SHARES OF LIBERTY MEDIA GROUP TRACKING STOCK OR AT&T
   WIRELESS GROUP TRACKING STOCK?

A: Pursuant to our previously announced restructuring plan, we intend to split off both Liberty Media Corporation and AT&T Wireless Services, Inc., but we expect those transactions to occur prior to the transactions we describe in this document. Therefore, we do not expect the transactions we describe in this document to affect those separate transactions.

Q: WHAT DO I NEED TO DO NOW?

A: To vote, just mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. You also may vote by telephone or via the Internet, as we describe in this document. Our directors unanimously recommend that you vote in favor of each of the proposals we describe in this document.

Q: CAN I CHANGE MY VOTE?

A: Yes. Just deliver a later-dated, signed proxy card to our Vice
   President -- Law and Secretary before the special meeting or attend the special meeting in person and vote. You also may change your vote prior to the special meeting by telephone, via the Internet or by filing an instrument of revocation with the inspectors of election in care of our Vice
   President -- Law and Secretary.

Q: WHOM CAN I CALL WITH QUESTIONS?

A: If you have any questions about any of the proposals, please call us at (800)
          . Information regarding AT&T is also available on the AT&T Investor Relations Home Page on the Internet at www.att.com/ir.

   If you would like copies of any of the documents we refer to or that we incorporate by reference in this document, you should call us at (800)
          .

                               TABLE OF CONTENTS

Questions and Answers about the
  Proposals.........................    i
Summary.............................    1
Risk Factors Relating to the
  Tracking Stock Amendments.........   16
Risk Factors Relating to AT&T
  Broadband Group...................   26
Risk Factors Relating to AT&T
  Consumer Services Group and AT&T
  Business Services Group...........   35
Risk Factors Relating to the
  Spin-off of AT&T Communications
  Services, Inc. ...................   41
Risk Factors Relating to AT&T's
  Restructuring Plan................   44
The Special Meeting.................   48
Reasons for the Restructuring
  Proposals.........................   52
The Broadband Charter Amendment
  Proposal..........................   55
Description of AT&T Broadband
  Group.............................   66
AT&T Broadband Group Management's
  Discussion and Analysis of
  Financial Condition and Results of
  Operations........................   89
The Consumer Services Charter
  Amendment Proposal................  100
Description of AT&T Consumer
  Services Group....................  110
AT&T Consumer Services Group
  Management's Discussion and
  Analysis of Financial Condition
  and Results of Operations.........  126
Relationship among AT&T Groups......  134
The Incentive Plan Proposals........  145
The Spin-off Proposal...............  150
Description of AT&T Communications
  Services, Inc. ...................  158
Selected Historical Financial Data
  of AT&T Communications Services,
  Inc. .............................  167
AT&T Communications Services, Inc.
  Management's Discussion and
  Analysis of Financial Condition
  and Results of Operations.........  168
Relationship between AT&T
  Communications Services, Inc. and
  AT&T Consumer Services Group
  Following the Spin-off............  186
Description of Capital Stock of AT&T
  Communications Services, Inc.
  Following the Spin-off............  187
Comparison of Rights of Holders of
  AT&T Common Stock and AT&T
  Communications Services, Inc.
  Common Stock Following the
  Spin-off..........................  193
Stock Ownership of AT&T Management
  and Directors.....................  203
Ownership of Voting Securities in
  Excess of Five Percent by
  Beneficial Owners.................  207
Board Compensation Committee Report
  on Executive Compensation.........  211
AT&T Executive Compensation.........  216
Management of Groups and AT&T
  Communications Services, Inc. ....  231
Other Matters to Come before the
  Special Meeting...................  231
Shareholder Proposals...............  231
Other Information...................  232
Form of Certificate of Amendment of
  the Certificate of Incorporation
  Relating to Broadband Charter
  Amendment.........................  A-1
Form of Certificate of Amendment of
  the Certificate of Incorporation
  Relating to Consumer Services
  Charter Amendment.................  B-1
Form of By-Law Amendment............  C-1
Index to Financial Statements.......  D-1

                                    SUMMARY

     This summary highlights selected information from this document and may not contain all of the information that is important to you. To better understand the proposals, you should read this entire document carefully, as well as those additional documents to which we refer you. See "Other Information -- Where You
Can Find More Information" on page      . All references to "we," "our," "us" or
"AT&T" in this document are to AT&T Corp.

                                    GENERAL

     We are asking you to vote upon and approve proposals that would, among other things, permit us to:

     - create AT&T Broadband Group tracking stock,

     - create AT&T Consumer Services Group tracking stock, and

     - separate and spin off AT&T Communications Services, Inc. from AT&T.

                   CREATE AT&T BROADBAND GROUP TRACKING STOCK

     AT&T Broadband Group tracking stock is intended to reflect the separate performance of AT&T Broadband Group, which includes the assets and liabilities shown in the combined balance sheets of AT&T Broadband Group. We will include within AT&T Broadband Group all net income or net loss generated by the assets that comprise AT&T Broadband Group and all net proceeds from any disposition of these assets.

     AT&T Broadband Group is of one of the nation's largest broadband communications businesses, providing cable television, high-speed cable Internet services and telephony services over one of the most extensive broadband networks in the country. At or for the year ended December 31, 2000, AT&T Broadband Group had:

     - owned and operated cable systems aggregating approximately 16 million analog video subscribers;

     - approximately $8.4 billion in combined revenues;

     - approximately $(1.9) billion in earnings (including pre-tax earnings or losses from equity investments and minority interest of At Home Corporation, or Excite@Home) before interest, taxes, depreciation and amortization, or EBITDA, which includes a $2.6 billion asset impairment charge relating to Excite@Home, and $1.0 billion of pre-tax losses from equity investments and other income; and

     - ownership interests in a number of different companies including Excite@Home, Cablevision Systems Corporation and Time Warner Entertainment, L.P., or TWE.

               CREATE AT&T CONSUMER SERVICES GROUP TRACKING STOCK

     AT&T Consumer Services Group tracking stock is intended to reflect the separate performance of AT&T Consumer Services Group, which includes the assets and liabilities shown in the combined balance sheets of AT&T Consumer Services Group. We will include within AT&T Consumer Services Group all net income or net losses generated by the assets that comprise AT&T Consumer Services Group and all net proceeds from any disposition of these assets.

     AT&T Consumer Services Group is the leading provider of domestic and international long distance service to residential consumers in the United States. AT&T Consumer Services Group provides a broad range of communications services to consumers, including inbound and outbound domestic and international long distance; a variety of transaction-based services, such as calling cards and prepaid phone cards; local toll calling and in limited geographic areas local exchange service; and dial-up Internet service and telephony services over the Internet through AT&T WorldNet Service. AT&T Consumer Services Group provides these services individually and in combination with other services.

     At and for the year ended December 31, 2000, AT&T Consumer Services Group had:

     - approximately 60 million customers;

     - approximately $19.0 billion in combined revenue; and

     - approximately $7.0 billion in combined EBITDA.

                  SPIN OFF AT&T COMMUNICATIONS SERVICES, INC.

     Following the spin-off, AT&T Communications Services, Inc. will consist of the assets and liabilities of AT&T Business Services Group and AT&T Consumer Services Group, but will not include any retained portion of the value of AT&T Wireless Group, AT&T Broadband Group or AT&T Consumer Services Group (except its $3 billion in value of shares of AT&T Wireless Services, Inc.). For the year ended December 31, 2000, AT&T Communications Services, Inc. had:

     - approximately $47.5 billion in combined revenue, and

     - approximately $18.7 billion in combined EBITDA.

     The AT&T Business Services Group business is one of the nation's largest business services telecommunications companies, providing a variety of global communications services to large domestic and multinational businesses, small- and medium-sized businesses, and government agencies. Business units within this business provide regular and custom voice services (including local, long distance, and international outbound, 800, 877, and 888 and 900 services), Data and Internet Protocol, or IP, services (including private line, frame relay, asynchronous transfer mode, or ATM, services), as well as hosting, managed connectivity services and outsourcing. AT&T Business Services Group operates one of the largest telecommunications networks in the country. At or for the year ended December 31, 2000, AT&T Business Services Group had more than 5 million customers.

     AT&T Business Services Group also includes a number of joint ventures and investments, including Concert Communications Company, AT&T Latin America Corp., AT&T Canada Corp., Alestra S. de R.L. de C.V., or Alestra, and Alascom Inc. AT&T Business Services Group will have approximately $3 billion in value in retained interest in AT&T Wireless Services, Inc., although this interest is not reflected in the financial statements of AT&T Communications Services, Inc.

                                   AT&T CORP.

     In addition to AT&T Broadband Group, AT&T Consumer Services Group and AT&T Business Services Group, AT&T also includes AT&T Wireless Group and Liberty Media Group. We have announced a plan to split off each of AT&T Wireless Group and Liberty Media Group. We expect the split-off of each of AT&T Wireless Group and Liberty Media Group to occur prior to the special meeting.

     The principal executive offices of AT&T are located at 32 Avenue of the Americas, New York, New York 10013-2412. The telephone number is (212) 387-5400.

                            A NOTE ABOUT OUR GROUPS

     We use the terms "AT&T Broadband Group" and "AT&T Consumer Services Group" to refer to the businesses, assets and liabilities of AT&T whose financial performance and economic value we intend to reflect in AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock, respectively. We also refer to AT&T Broadband Group and AT&T Consumer Services Group as though they conduct these businesses. We do this solely for ease of reference. In reading this document, you should keep in mind that AT&T Broadband Group and AT&T Consumer Services Group are defined sets of businesses, assets and liabilities of AT&T and its subsidiaries. AT&T Broadband Group and AT&T Consumer Services Group are not, and do not conduct these businesses as, separate legal entities. Also, references to AT&T Broadband Group and/or AT&T Consumer Services Group in this document assume that these groups are created, and references to AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock assume that these tracking stocks are issued.

     Following the issuance of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock and prior to the spin-off, AT&T common stock will represent all assets and liabilities not attributable to Liberty Media Group, AT&T Wireless Group, AT&T Broadband Group or AT&T Consumer Services Group. This principally includes the AT&T Business Services business and any retained portion of the value of AT&T Wireless Group, AT&T Broadband Group, and AT&T Consumer Services Group.

     As used in this document, "AT&T Business Services Group" refers to all assets and liabilities not attributable to Liberty Media Group, AT&T Wireless Group, AT&T Broadband Group or AT&T Consumer Services Group. This principally includes the AT&T Business Services business, and, prior to the spin-off, any retained portion of the value of AT&T Wireless Group, AT&T Broadband Group and AT&T Consumer Services Group, but does not include certain inter-group and third-party debt relationships.

                              THE SPECIAL MEETING

General; Time and Place of
Special Meeting...............   We are furnishing this document to you in
                                 connection with the solicitation of proxies by
                                 our board of directors for use at a special
                                 meeting of AT&T shareholders to be held on
                                              ,              , 2001 at
                                 a.m., local time, at      and at any and all
                                 adjournments or postponements of the special meeting.

Record Date...................   Our board of directors has fixed the close of
                                 business on              , 2001 as the record
                                 date for determining shareholders entitled to notice of and to vote at the special meeting or any adjournments or postponements thereof.

Mailing Date..................   We are first mailing this document and form of
                                 proxy on or about              , 2001 to
                                 shareholders of record at the close of business
                                 on              , 2001.

Vote Required.................   Each of the charter amendment proposals to
                                 create the new tracking stocks requires the affirmative vote of a majority of the combined voting power of all outstanding shares of AT&T common stock and, if they are still outstanding, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and a class of our preferred stock intended to reflect the financial performance and economic value of AT&T Wireless Group, or AT&T Wireless
                                 Group preferred tracking stock. If these tracking stocks remain outstanding, they will vote together with AT&T common stock as a single class. Approval of the proposed incentive plans requires the affirmative vote of a majority of the votes cast by all outstanding shares of AT&T common stock and, if they remain outstanding, Liberty Media Group tracking stock, AT&T

                                 Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock.

                                 For the separation and spin-off of AT&T
                                 Communications Services, Inc., we are also seeking the affirmative vote of a majority of the combined voting power of all outstanding shares of AT&T common stock and, if they remain outstanding, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock.

                                 Shares of AT&T common stock entitle the holder to one vote per share. If they remain outstanding, shares of Class B Liberty Media Group tracking stock entitle the holder to
                                 0.375 of a vote per share, shares of Class A
                                 Liberty Media Group tracking stock entitle the holder to 0.0375 of a vote per share, shares of AT&T Wireless Group tracking stock entitle the holder to 0.5 of a vote per share and shares of AT&T Wireless Group preferred tracking stock entitle the holder to 250 votes per share. As
                                 of              , 2001, directors and executive
                                 officers of AT&T beneficially owned less than
                                              % of the total voting power of the
                                 outstanding AT&T common shares.

                    REASONS FOR THE RESTRUCTURING PROPOSALS

     We believe that the overall restructuring will improve shareholder value by enhancing the operations and funding of our businesses and by creating separate investment vehicles. Our businesses should be better able to serve their customers by having greater freedom, focus and flexibility to respond to customers and to adopt to marketplace and technology changes. The restructuring plan also is intended to permit each business to prioritize its capital, to invest in its own growth and to target a debt and equity profile consistent with its own needs and comparable companies in its industry.

     We believe the restructuring plan should allow shareholders to view more clearly the performance of each of our groups and to evaluate each group's results against those of its competitors. We believe that the restructuring plan will enable AT&T shareholders and other investors to invest in the securities that fit their needs and investment profiles without the requirement of simultaneously investing in other businesses.

     We expect that the planned AT&T Broadband Group tracking stock public offering will provide funds to AT&T and/or AT&T Broadband Group to reduce outstanding indebtedness or to fund operations. Our board of directors will determine the allocation and use of the proceeds from the public offering at the time of the offering.

     We expect the issuance of each of the new tracking stocks to:

     - assist its respective group by creating an additional publicly traded equity security that it can use to raise capital for operating purposes and/or for acquisitions and investments,

     - increase market awareness of the performance and value of its respective business by creating a separate investment vehicle intended to reflect the performance and value of its respective business, and

     - permit the creation of more effective management incentive and retention programs, with the ability to direct business-specific options and securities to employees of each of our groups.

     We believe that the separation of AT&T Communications Services, Inc. from AT&T Broadband Group in the spin-off will more fully allow the managements of these businesses to focus on and enhance the operations of each business, as well as tailor funding and management incentives to each business.

     For additional reasons for, and more detail on the reasons for, the restructuring proposal, see "Reasons for the Restructuring Proposals" on page
  .

                 RECOMMENDATION OF THE AT&T BOARD OF DIRECTORS

     Our board of directors has approved each of the charter amendment proposals, the incentive plan proposals and the spin-off proposal, and recommends that you vote FOR each of them.

                    THE BROADBAND CHARTER AMENDMENT PROPOSAL

The Broadband Charter
Amendment Proposal............   Approval of the Broadband charter amendment
                                 proposal will permit our board of directors to amend our charter to define AT&T Broadband
                                 Group, and to create a new class of common stock of AT&T intended to reflect separately the financial performance and economic value of AT&T Broadband Group.

AT&T Broadband Group Tracking
  Stock Public Offering.......   If you approve the Broadband charter amendment
                                 proposal, we currently intend to issue, in an underwritten public offering, shares of AT&T
                                 Broadband Group tracking stock representing a portion of the financial performance and economic value of AT&T Broadband Group. We will determine the amount to be issued based on capital requirements of AT&T Broadband Group and AT&T, market conditions at the time of the public offering and other factors. We will allocate the proceeds of the public offering among our groups based on the determination of our board of directors.

Timing of the AT&T Broadband
  Group Tracking Stock Public
  Offering....................   We expect to complete the public offering of
                                 shares of AT&T Broadband Group tracking stock later this year, subject to market and other factors. However, our board of directors reserves the right to change our current plans with respect to the public offering. In addition, our board of directors reserves the right to not create or issue shares of AT&T
                                 Broadband Group tracking stock, even if
                                 shareholders approve the Broadband charter amendment proposal.

AT&T's Retained Portion of
AT&T Broadband Group..........   AT&T will continue to have full legal ownership
                                 of AT&T Broadband Group following creation of AT&T Broadband Group tracking stock. However, we intend that a portion of the financial performance and economic value of AT&T
                                 Broadband Group will be reflected in AT&T
                                 Broadband Group tracking stock sold in the public offering, while the remainder of the financial performance and economic value of AT&T Broadband Group will be reflected in AT&T common stock. We refer to the portion that we intend to reflect in AT&T common stock as AT&T's "retained portion of the value of AT&T Broadband Group."

Mandatory Redemption of AT&T
  Broadband Group Tracking
  Stock.......................   If we complete the spin-off of AT&T
                                 Communications Services, Inc., as well as the split-offs of AT&T Wireless Group and Liberty
                                 Media Group, we expect that AT&T Broadband
                                 Group will be the only remaining business of AT&T, and that AT&T will be renamed "AT&T
                                 Broadband Corp." In that event, AT&T Broadband
                                 Group tracking stock will be intended to reflect the financial performance and economic value of the same group of assets and businesses as AT&T common stock. For this reason, following the spin-off, we expect to redeem all outstanding shares of AT&T Broadband
                                 Group tracking stock for shares of AT&T common stock. Under these circumstances, AT&T would have the right to complete this redemption without the consent of any holder of AT&T
                                 Broadband Group tracking stock and without the payment of any premium. Immediately following the spin-off and the redemption, holders of AT&T common stock will own stock in two fully separate companies -- AT&T Broadband Corp. and
                                 AT&T Communications Services, Inc.

                                 In addition, the terms of the AT&T Broadband
                                 Group tracking stock permit us to redeem AT&T Broadband Group tracking stock, at our election, for a substantially identical class of common stock of any company that owns all material assets and liabilities of AT&T Broadband Group without the consent of any shareholder and without payment of any premium.

Risk Factors..................   When evaluating the Broadband charter
                                 amendment, you should be aware of the risk
                                 factors we describe under "Risk Factors
                                 Relating to the Tracking Stock Amendments"
                                 starting on page      and "Risk Factors
                                 Relating to AT&T Broadband Group" starting on
                                 page      .

U.S. Federal Income Tax
  Considerations..............   We expect the Broadband charter amendment and
                                 issuance of AT&T Broadband Group tracking stock to be tax free to AT&T.

Listing.......................   We expect to list AT&T Broadband Group tracking
                                 stock on a national securities exchange or quotation system.

                THE CONSUMER SERVICES CHARTER AMENDMENT PROPOSAL

The Consumer Services Charter
  Amendment Proposal..........   Approval of the Consumer Services charter
                                 amendment proposal will permit our board of directors to amend our charter to define AT&T
                                 Consumer Services Group, and to create a new class of common stock of AT&T intended to reflect separately the financial performance and economic value of AT&T Consumer Services
                                 Group.

AT&T Consumer Services Group
  Tracking Stock
  Distribution................   If you approve the Consumer Services charter
                                 amendment proposal, we currently intend to distribute, as a dividend to holders of AT&T common stock, some or all shares of AT&T
                                 Consumer Services Group tracking stock
                                 representing the financial performance and economic value of AT&T Consumer Services Group.

Timing and Size of AT&T
  Consumer Services Group
  Tracking Stock
  Distribution................   We expect to complete the distribution of
                                 shares of AT&T Consumer Services Group tracking stock later this year. However, our board of directors reserves the right to change the timing of the distribution. In addition, our board of directors reserves the right to not create or distribute shares of AT&T Consumer
                                 Services Group tracking stock, or to distribute less than all of these shares, even if shareholders approve the Consumer Services charter amendment proposal.

Mandatory Redemption of AT&T
  Consumer Services Group
  Tracking Stock..............   The terms of AT&T Consumer Services Group
                                 tracking stock permit us to redeem AT&T
                                 Consumer Services Group tracking stock, at our election, for a substantially identical class of common stock of any company that owns all material assets and liabilities of AT&T
                                 Consumer Services Group. If we complete the spin-off of AT&T Communications Services, Inc., we expect to redeem all the shares of AT&T
                                 Consumer Services Group tracking stock for a comparable tracking stock of AT&T
                                 Communications Services, Inc. without the consent of any shareholder and without the payment of any premium.

Risk Factors..................   When evaluating the Consumer Services charter
                                 amendment, you should be aware of the risk
                                 factors we describe under "Risk Factors
                                 Relating to the Tracking Stock Amendments"
                                 starting on page      and "Risk Factors
                                 Relating to AT&T Consumer Services Group and
                                 AT&T Business Services Group" starting on page
                                      .

U.S. Federal Income Tax
  Considerations..............   We expect the Consumer Services charter
                                 amendment and the distribution of AT&T Consumer
                                 Services Group tracking stock to holders of AT&T common stock to be tax free to AT&T and to the holders of AT&T common stock.

Listing.......................   We expect to list AT&T Consumer Services Group
                                 tracking stock on a national securities
                                 exchange or quotation system.

                          THE INCENTIVE PLAN PROPOSALS

General.......................   We are also asking you to vote upon a proposal
                                 to adopt two new incentive plans. These new incentive plans would enable us to grant incentive awards based on shares of AT&T
                                 Broadband Group tracking stock and/or shares of AT&T Consumer Services Group tracking stock to officers and employees of AT&T and its subsidiaries, including AT&T Broadband Group,
                                 AT&T Consumer Services Group and AT&T's
                                 Business Services Group.

                             THE SPIN-OFF PROPOSAL

The Spin-off of AT&T
  Communications Services,
  Inc.........................   Within about a year after we issue shares of
                                 AT&T Broadband Group tracking stock, we plan to spin off AT&T Communications Services, Inc., which consists of both our Business Services and Consumer Services businesses. We plan to effect the spin-off in two parts. First, we would distribute shares of AT&T Communications
                                 Services, Inc. common stock as a dividend to holders of AT&T common stock. Second, at the same time, we would redeem all of the shares of AT&T Consumer Services Group tracking stock for shares of the new Consumer Services Group tracking stock.

                                 While we currently plan to complete this spin-off, our board of directors reserves the right to change the timing of the spin-off, or to not go forward with the spin-off. In addition, we could decide to propose additional transactions involving the spun-off company or the remaining AT&T following the spin-off. If any of these additional transactions require separate shareholder approval, we would seek a new shareholder vote at the time.

AT&T following the Spin-off...   Following the spin-off of AT&T Communications
                                 Services, Inc., we expect the remaining AT&T would consist only of AT&T Broadband Group.
                                 After the spin-off, we expect that AT&T will change its name to "AT&T Broadband Corp." and that the spun-off entity will assume the name
                                 "AT&T Corp." In this document, we may refer to AT&T following the spin-off as "AT&T Broadband
                                 Corp."

                                 Immediately following the spin-off,
                                 shareholders will own stock in two separate public companies -- AT&T Broadband Corp. and AT&T Communications Services, Inc. AT&T Communications Services, Inc. will have two classes of stock outstanding -- common stock and a new Consumer Services Group tracking stock.

Risk Factors..................   When evaluating the proposed spin-off, you
                                 should be aware of the risk factors we describe
                                 under "Risk Factors Relating
                                 to the Spin-off of AT&T Communications
                                 Services, Inc." starting on page   .

U.S. Federal Income Tax
  Considerations..............   AT&T intends to apply for a private letter
                                 ruling from the Internal Revenue Service to the effect that, for U.S. federal income tax purposes, the spin-off is tax free to AT&T and to stockholders to the extent that they receive either AT&T Communications Services, Inc.
                                 common stock as a distribution with respect to AT&T common stock or new Consumer Services
                                 Group tracking stock in exchange for AT&T
                                 Consumer Services Group tracking stock. Receipt of this ruling will be a condition to the spin-off.

Listing.......................   We expect to list the shares of AT&T
                                 Communications Services common stock and the new Consumer Services Group tracking stock following the spin-off on a national securities exchange or quotation system.

                       SELECTED HISTORICAL FINANCIAL DATA

     This information is only a summary and you should read it together with the financial information we include elsewhere in this proxy statement or that we incorporate by reference in this proxy statement. For copies of the financial information we incorporate by reference, see "Other Information -- Where You Can
Find More Information" on page   .

                          AT&T CORP. AND SUBSIDIARIES
                 SEVEN-YEAR SUMMARY OF SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                            2000(1)    1999(2)      1998       1997       1996       1995       1994
                                            --------   --------   --------   --------   --------   --------   --------
RESULTS OF OPERATIONS AND EARNINGS PER
  SHARE
Revenue...................................  $ 65,981   $ 62,600   $ 53,223   $ 51,577   $ 50,688   $ 48,449   $ 46,063
Operating income..........................     4,277     10,859      7,487      6,836      8,709      5,169      7,393
Income from continuing operations.........     4,669      3,428      5,235      4,249      5,458      2,981      4,230
AT&T Common Stock Group:
  Income from continuing operations.......     3,105      5,450      5,235      4,249      5,458      2,981      4,230
  Earnings per basic share................      0.89       1.77       1.96       1.59       2.07       1.15       1.65
  Earnings per diluted share..............      0.88       1.74       1.94       1.59       2.07       1.14       1.64
  Dividends declared per share............    0.6975       0.88       0.88       0.88       0.88       0.88       0.88
AT&T Wireless Group(3):
  Income..................................        76         --         --         --         --         --         --
  Earnings per basic and diluted share....      0.21         --         --         --         --         --         --
Liberty Media Group(3, 4):
  Income (loss)...........................     1,488     (2,022)        --         --         --         --         --
  Earnings (loss) per basic and diluted
    share.................................      0.58      (0.80)        --         --         --         --         --
ASSETS AND CAPITAL
Property, plant and equipment, net........  $ 51,161   $ 39,618   $ 26,903   $ 24,203   $ 20,803   $ 16,453   $ 14,721
Total assets - continuing operations......   242,223    169,406     59,550     59,994     55,838     54,365     47,926
Total assets..............................   242,223    169,406     59,550     61,095     57,348     62,864     57,817
Long-term debt............................    33,092     23,217      5,556      7,857      8,878      8,913      9,138
Total debt................................    65,039     35,850      6,727     11,942     11,351     21,081     18,720
Mandatorily redeemable preferred
  securities..............................     2,380      1,626         --         --         --         --         --
Company-obligated convertible quarterly
  income preferred securities.............     4,710      4,700         --         --         --         --         --
Shareowners' equity.......................   103,198     78,927     25,522     23,678     21,092     17,400     18,100
Debt ratio(5).............................      46.2%      43.0%      20.9%      33.5%      35.0%      54.8%      50.8%
Gross capital expenditures................    14,566     13,511      7,981      7,714      7,084      4,659      3,504
OTHER INFORMATION
Operating income as a percent of
  revenues................................       6.5%      17.3%      14.1%      13.3%      17.2%      10.7%      16.1%
Income from continuing operations
  attributable to AT&T Common Stock Group
  as a percent of revenue.................       4.8%       8.7%       9.8%       8.2%      10.8%       6.2%       9.2%
Return on average common equity(6)........       6.2%      15.2%      25.3%      19.7%      27.1%       0.4%      29.5%
Employees - continuing operations(6)......   165,600    147,800    107,800    130,800    128,700    126,100    116,400
Data at year end:
  AT&T stock price per share..............     17.25      50.81      50.50      40.87      27.54      29.60      22.97
  AT&T Wireless Group stock price per
    share.................................     17.31         --         --         --         --         --         --
  Liberty Media Group A stock price per
    share(4)..............................     13.56      28.41         --         --         --         --         --
  Liberty Media Group B stock price per
    share(4)..............................     18.75      34.38         --         --         --         --         --

---------------

1. On April 27, 2000, AT&T issued 15.6% of AT&T Wireless Group (AWE) tracking stock. AT&T Common Stock Group results exclude the portion of AT&T Wireless Group that is represented by the tracking stock and exclude Liberty Media Group (LMG). In addition, on June 15, 2000, AT&T completed the acquisition of MediaOne Group, Inc.

2. In connection with the March 9, 1999, merger with Tele-Communications, Inc., AT&T issued separate tracking stock for LMG. LMG is accounted for as an equity investment.

3. No dividends have been declared for AWE or LMG tracking stocks.

4. LMG earnings per share amounts and stock prices have been restated to reflect the June 2000 two-for-one stock split.

5. Debt ratio reflects debt as a percent of total capital (debt plus equity, excluding LMG). For purposes of this calculation, equity includes convertible quarterly trust preferred securities as well as redeemable preferred stock of subsidiary.

6. Data provided excludes LMG.

                       AT&T COMMUNICATIONS SERVICES, INC.
                 THREE-YEAR SUMMARY OF SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                             2000       1999       1998
                                                            -------    -------    -------
RESULTS OF OPERATIONS
Revenue...................................................  $47,521    $50,152    $47,890
Operating income(1).......................................   12,960     12,702      7,683
Income before extraordinary loss..........................    8,054      8,124      5,084

ASSETS AND CAPITAL
Property, plant and equipment, net........................  $26,083    $25,587    $21,780
Total assets..............................................   57,013     49,893     40,136
Long-term notes payable to AT&T...........................    8,603      9,040      2,056
Total notes payable to AT&T...............................   30,749     16,205      3,139
Combined Attributed Net Assets............................    4,415     12,560     15,112
Debt ratio(2).............................................     87.5%      56.3%      17.2%
Gross capital expenditures................................    6,207      7,807      6,871

OTHER INFORMATION
Operating income as a percent of revenue..................     27.3%      25.3%      16.0%
Return on average equity..................................     94.9%      58.7%      41.2%
Employees - continuing operations.........................   81,971     96,777     95,765

---------------
(1) Operating income includes $0.8 billion, $0.3 billion and $2.5 billion of net restructuring and other charges in 2000, 1999 and 1998, respectively.

(2) Debt ratio reflects debt as a percent of total capital (debt plus equity). The increase in 2000 compared with 1999 and 1999 compared with 1998 was due primarily to higher debt payable to AT&T.

                 CONSOLIDATING CONDENSED FINANCIAL INFORMATION

     In conjunction with the issuance of AT&T Wireless Group and Liberty Media Group tracking stocks, and the proposed issuance of AT&T Broadband Group and AT&T Consumer Services Group tracking stocks, AT&T has separated for financial reporting purposes in all periods the AT&T Common Stock Group, Liberty Media Group, AT&T Consumer Services Group, AT&T Broadband Group and AT&T Wireless Group. Below is the consolidating financial information reflecting the businesses of these individual groups, including the allocation of expenses between the groups in accordance with our allocation policies, as well as other related party transactions such as sales of services between groups and interest income and expense on intercompany borrowings. The AT&T Common Stock Group presented below excludes its retained portion of the value of AT&T groups. AT&T does not have a controlling financial interest in Liberty Media Group for financial accounting purposes; therefore, our ownership in Liberty Media Group is reflected as an investment accounted for under the equity method and is reflected as such in the consolidating financial statements below.

     AT&T Wireless Group, AT&T Consumer Services Group and AT&T Broadband Group purchase long distance and other network-related services from AT&T at market-based prices and accordingly such amounts are eliminated. Prior to the offering of AT&T Wireless Group tracking stock, the capital structure of AT&T Wireless Group had been assumed based upon AT&T's historical capital ratio adjusted for certain items. Intercompany interest rates are intended to be substantially equivalent to the interest rate that AT&T Wireless Group would be able to obtain or receive if it were a stand-alone entity. Debt has been allocated to AT&T Consumer Services Group and AT&T Broadband Group, based on the future view of AT&T's debt position after taking into account the significant deleveraging activities of AT&T. This allocation took into account the following factors: prospective financing requirements, desired standalone credit profile, working capital and capital expenditure requirements and comparable company profiles. At or before the time of the spin-off, when AT&T Communications Services, Inc. is separated from historical AT&T, we plan to seek to transfer the indebtedness allocated to AT&T Business Services Group and AT&T Consumer Services Group from historical AT&T to AT&T Communications Services, Inc. We may seek to accomplish this through a variety of measures that may result in increased costs and additional covenants on AT&T Communications Services, Inc. The historical interest expense on the allocated debt was calculated based on a rate intended to be equivalent to the rate AT&T Consumer Services Group and AT&T Broadband Group would have received if each was a stand-alone entity. General corporate overhead related to AT&T's corporate headquarters and common support divisions has been allocated to the groups based on the ratio of each group's external costs and expenses to AT&T's consolidated external costs and expenses, adjusted for any functions that any group performs on its own. The consolidated income tax provision, related tax payments or refunds, and deferred tax balances of AT&T have been allocated to the group based principally on the taxable income and tax credits directly attributable to each group.

     Pursuant to the Inter-Group agreement, AT&T does not allocate general overhead expenses to Liberty Media Group and only charges Liberty Media Group for specific services that Liberty Media Group receives from AT&T pursuant to service agreements or similar arrangements. Additionally, as Liberty Media Group operates independent of AT&T, there is no cash or debt allocated to them.

                     CONSOLIDATING SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                            AT&T                  AT&T
                                           COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                            STOCK    WIRELESS   SERVICES   BROADBAND    MEDIA      ELIMINATIONS/     CONSOLIDATED
                                            GROUP     GROUP      GROUP       GROUP      GROUP    RECLASSIFICATIONS    AT&T CORP.
                                           -------   --------   --------   ---------   -------   -----------------   ------------
AT DECEMBER 31, 2000
Cash and Cash equivalents................  $    3    $    62    $    --    $     61    $    --       $     --          $    126
Property, plant & equipment, net.........  25,912      9,892        170      15,187                                      51,161
Total Assets.............................  67,709     35,302      3,543     117,534     34,290        (16,155)          242,223
Debt maturing within one year............  28,752        109         13       3,073                                      31,947
Short-term debt due to related party.....                638                  5,830                    (6,468)
Long-term debt...........................  13,572                            19,517                         3            33,092
Long-term debt due to related party......              1,800      4,000                                (5,800)
Total Debt...............................  42,324      2,547      4,013      28,420          0        (12,265)           65,039
Total shareowners' equity................   6,218     24,877     (2,541)     43,317     34,290         (2,963)          103,198

AT DECEMBER 31, 1999
Cash and Cash equivalents................  $1,013    $     5    $     6    $     --    $    --       $     --          $  1,024
Property, plant & equipment, net.........  25,454      6,349        132       7,780                       (97)           39,618
Total Assets.............................  55,428     23,512      4,072      58,228     38,460        (10,294)          169,406
Debt maturing within one year............  11,511        154         36         932         --                           12,633
Short-term debt due to related party.....                                     4,297                    (4,297)
Long-term debt...........................  13,542                             9,671                         4            23,217
Long-term debt due to related party......              3,400        900                                (4,300)
Total Debt...............................  25,053      3,554        936      14,900                    (8,593)           35,850
Total Liabilities........................  44,007      9,495      3,002      36,312                    (9,428)           83,388
Total shareowners' equity................  11,377     13,997      1,070      14,889     38,460           (866)           78,927

FOR THE YEAR ENDED DECEMBER 31, 2000
Revenue..................................  28,917     10,448     18,894       8,445                      (723)           65,981
Operating income (loss)..................   6,218        (38)     6,741      (8,656)                       12             4,277
Net income...............................   3,908        658      4,112      (5,370)     1,488           (127)            4,669

FOR THE YEAR ENDED DECEMBER 31, 1999
Total revenue............................  28,726      7,627     21,753       5,080                      (586)           62,600
Operating income (loss)..................   5,365       (666)     7,335      (1,177)                        2            10,859
Net income...............................   3,521       (405)     4,633      (2,200)    (2,022)           (99)            3,428

FOR THE YEAR ENDED DECEMBER 31, 1998
Total revenue............................  25,407      5,406     22,763                                  (353)           53,223
Operating income (loss)..................   1,579       (343)     6,104                                   147             7,487
Income from continuing operations........   1,314        164      3,807                                   (50)            5,235

                       SELECTED PRO FORMA FINANCIAL DATA

     This information is only a summary and you should read it together with the financial information we include elsewhere in this proxy statement or that we incorporate by reference in this proxy statement. For copies of the financial information we incorporate by reference, see "Other Information -- Where You Can Find More Information."

AT&T

     The unaudited pro forma financial information set forth below for AT&T gives effect to

     - the AT&T Wireless Group exchange offer,

     - the DoCoMo investment,

     - the AT&T Wireless Group distribution,

     - the Liberty Media Group distribution, and

     - the AT&T Communications Services distribution

as if those events had been completed on January 1, 1998 for income statement purposes, and on December 31, 2000 for balance sheet purposes. The unaudited pro forma financial information set forth below for AT&T also give effect to the March 9, 1999 Telecommunications Inc., or TCI, merger and the 2000 MediaOne Group, Inc. acquisition as if they had been completed on January 1, 1998 for income statement purposes. The unaudited selected pro forma financial information does not necessarily represent what AT&T's financial position or results of operations would have been had the TCI merger, MediaOne acquisition, the AT&T wireless events, the Liberty Media Group distribution and the AT&T Communications Services, Inc. distribution occurred on such dates.

     We have included detailed unaudited pro forma financial statements at the end of this document.

               SUMMARY PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)
                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                             AT AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                              2000       1999       1998
                                                            --------    -------    ------
INCOME STATEMENT DATA:
Revenue...................................................  $  9,771    $ 8,715    $9,085
Operating income (loss)...................................    (9,090)    (2,279)   (1,002)
Income (loss) from continuing operations -- attributable
  to AT&T common stock group..............................    (4,237)     1,189      (961)
Weighted average AT&T common shares -- diluted............     3,334      3,356     3,332
Earnings per AT&T common share -- basic...................     (1.27)      0.35     (0.29)
Earnings per AT&T common share -- diluted.................     (1.27)      0.34     (0.29)
Cash dividends declared per AT&T common share.............  $ 0.6975    $  0.88    $ 0.88
BALANCE SHEET DATA:
Total assets..............................................  $150,650
Long-term debt............................................    32,947
Total shareowners' equity.................................    48,374

             RISK FACTORS RELATING TO THE TRACKING STOCK AMENDMENTS

     You should consider the following factors, in addition to the other information contained elsewhere in this document, in connection with the tracking stock amendments.

THE MARKET PRICE OF AT&T BROADBAND GROUP TRACKING STOCK AND/OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK MAY NOT REFLECT THE FINANCIAL PERFORMANCE AND ECONOMIC VALUE OF AT&T BROADBAND GROUP OR AT&T CONSUMER SERVICES GROUP AS WE INTEND AND MAY NOT EFFECTIVELY TRACK THE SEPARATE PERFORMANCE OF AT&T BROADBAND GROUP AND/OR AT&T CONSUMER SERVICES GROUP

     The market price of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock may not in fact reflect the financial performance and economic value of AT&T Broadband Group or AT&T Consumer Services Group as we intend. Holders of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock will continue to be common shareholders of AT&T and, as such, will be subject to all risks associated with an investment in AT&T and all of its businesses, assets and liabilities. The performance of AT&T as a whole may affect the market price of either or both of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock or the market price could more independently reflect the performance of the business of AT&T Broadband Group and/or AT&T Consumer Services Group. Investors may discount the value of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock because these groups are part of a common enterprise with the rest of the operations of AT&T rather than stand-alone entities.

THE COMBINED MARKET PRICES OF AT&T COMMON STOCK, AT&T BROADBAND GROUP TRACKING STOCK AND AT&T CONSUMER SERVICES GROUP TRACKING STOCK MAY NOT EQUAL OR EXCEED THE MARKET PRICE OF AT&T COMMON STOCK BEFORE THE OFFERING OR DISTRIBUTION OF THE TRACKING STOCKS, AND NO MARKET CURRENTLY EXISTS FOR EITHER OF THE PROPOSED TRACKING STOCKS

     There can be no assurance that investors will assign values to AT&T common stock, AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock based on the reported financial results and prospects of their respective groups, or the dividend policies established by our board of directors with respect to that class of our common shares.

     Because there has been no prior market for AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, we do not know how either tracking stock will trade or if an active market for either tracking stock will be maintained. In addition, we cannot predict the market impact of some of the terms of either tracking stock, such as:

     - redemption for stock of AT&T Broadband Corp. in the event AT&T completes the spin-off of AT&T Communications Services, Inc.,

     - the relative voting rights of AT&T common stock and the two tracking stocks,

     - the discretion of AT&T's board of directors to make determinations affecting the tracking stocks, and

     - in the case of each tracking stock, the creation and issuance of the other tracking stock.

THE COMPLEX NATURE OF THE TERMS OF AT&T BROADBAND GROUP TRACKING STOCK AND AT&T CONSUMER SERVICES GROUP TRACKING STOCK, OR CONFUSION IN THE MARKETPLACE ABOUT WHAT A TRACKING STOCK IS, COULD MATERIALLY ADVERSELY AFFECT THE MARKET PRICES OF AT&T BROADBAND GROUP TRACKING STOCK AND AT&T CONSUMER SERVICES GROUP TRACKING STOCK

     Tracking stocks, like AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock, are more complex than traditional common stock and are not directly or entirely comparable to common stock of companies that have been spun off by their parent companies. The complex nature of the terms of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock, and the potential difficulties investors may have in understanding these terms, may materially adversely affect the market price of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock. Examples of these terms include:

     - the discretion of AT&T's board of directors to make determinations affecting AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock,

     - AT&T's redemption and/or exchange rights in the event (1) AT&T proposes to spin off AT&T Broadband Group or AT&T Consumer Services Group and/or AT&T Business Services Group or (2) AT&T proposes to transfer or dispose of substantially all the assets attributed to AT&T Broadband Group or AT&T Consumer Services Group,

     - the ability of AT&T to convert shares of AT&T Broadband Group tracking stock into shares of AT&T common stock, or

     - the voting rights of AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock and AT&T common stock.

     Confusion in the marketplace about what a tracking stock is and what it is intended to represent, and/or investors' reluctance to invest in tracking stocks, could also materially adversely affect the market price of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock.

HOLDERS OF AT&T COMMON STOCK, AT&T BROADBAND GROUP TRACKING STOCK AND AT&T CONSUMER SERVICES GROUP TRACKING STOCK ALL WILL BE SHAREHOLDERS OF ONE COMPANY AND, THEREFORE, FINANCIAL IMPACTS ON ONE GROUP COULD AFFECT THE OTHER GROUPS

     Holders of AT&T common stock, AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock all will be common shareholders of AT&T. As such, they will be subject to various risks associated with an investment in a single company and all of AT&T's businesses, assets and liabilities. Financial effects arising from one group that affect AT&T's consolidated results of operations or financial condition could, if significant, affect the combined results of operations or financial position of the other groups or the market price of the class of common shares relating to the other groups. In addition, if AT&T or any of its subsidiaries were to incur significant indebtedness on behalf of a group, including indebtedness incurred or assumed in connection with an acquisition or investment, it could affect the credit rating of AT&T and its subsidiaries. This, in turn, could increase the borrowing costs of the other groups and AT&T as a whole. Net losses of any group and dividends or distributions on shares of any class of common or preferred stock will reduce the funds of AT&T legally available for payment of future dividends on each of AT&T common stock, AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock. For these reasons, you should read AT&T's consolidated financial information together with the financial information of AT&T Broadband Group and AT&T Consumer Services Group.

HOLDERS OF EACH OF AT&T BROADBAND GROUP TRACKING STOCK AND AT&T CONSUMER SERVICES GROUP TRACKING STOCK WILL HAVE LIMITED SEPARATE SHAREHOLDER RIGHTS, AND WILL HAVE NO ADDITIONAL RIGHTS SPECIFIC TO THEIR GROUP, INCLUDING DIRECT VOTING RIGHTS

     Holders of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock will not have any direct voting rights in their respective group, except to the extent required under AT&T's charter or by New York law. We will not hold separate meetings for holders of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock. When a vote is taken on any matter as to which all of our common shares are voting together as one class, any class or series of our common shares that is entitled to more than the number of votes required to approve the matter being voted upon will be in a position to control the outcome of the vote on that matter.

     Currently:

     - each share of AT&T common stock has one vote,

     - each share of Class B Liberty Media Group tracking stock has 0.375 of a vote,

     - each share of Class A Liberty Media Group tracking stock has 0.0375 of a vote,

     - each share of AT&T Wireless Group tracking stock has 0.5 of a vote, and

     - each share of AT&T Wireless Group preferred tracking stock has 250 votes.

     Each share of AT&T Broadband Group tracking stock will have of a vote per share and each share of AT&T Consumer Services Group tracking
stock will have                of a vote per share. The voting power of each
class will be subject to adjustment for stock splits, stock dividends and combinations, including any distribution of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock to holders of AT&T common stock.

HOLDERS OF EACH OF AT&T BROADBAND GROUP TRACKING STOCK AND AT&T CONSUMER SERVICES GROUP TRACKING STOCK MAY HAVE POTENTIALLY DIVERGING INTERESTS FROM HOLDERS OF OTHER CLASSES OF AT&T CAPITAL STOCK

     The existence of separate classes of our common stock could give rise to occasions when the interests of the holders of AT&T common stock, AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock diverge, conflict or appear to diverge or conflict. Examples include determinations by AT&T's board of directors to:

     - set priorities for use of capital and debt capacity,

     - pay or omit the payments of dividends on AT&T common stock, AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock,

     - redeem shares of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock for shares of AT&T common stock, tracking stock of AT&T Communications Services, Inc. or stock of qualifying subsidiaries of AT&T,

     - approve dispositions of assets attributed to any group,

     - allocate the proceeds of issuances of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock to one group or another,

     - formulate public policy positions for AT&T,

     - establish material commercial relationships between groups, and

     - make operational and financial decisions with respect to one group that could be considered to be detrimental to another group.

     In addition, decisions regarding distribution and other commercial arrangements between the groups may affect costs, service alternatives and marketing approaches for each group. When making decisions with regard to matters that create potential diverging interests, our board of directors will act in accordance with:

     - the terms of AT&T's charter and the AT&T Groups policy statement described under "Relationship among AT&T Groups," and

     - its fiduciary duties, which require our board of directors to consider the impact of these decisions on all shareholders of AT&T.

     Our board of directors also could, from time to time, refer to the AT&T Groups capital stock committee for our various group matters involving any conflict, and have the AT&T Groups capital stock committee report to our board of directors on those matters or decide those matters to the extent permitted by our by-laws and applicable law.

A DECISION BY OUR BOARD OF DIRECTORS TO DISPOSE OF ASSETS ATTRIBUTED TO AT&T BROADBAND GROUP OR AT&T CONSUMER SERVICES GROUP COULD HAVE A MATERIAL ADVERSE IMPACT ON THE TRADING PRICE OF AT&T BROADBAND GROUP TRACKING STOCK OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK

     Assuming AT&T Broadband Group's assets or AT&T Consumer Services Group's assets represent less than substantially all of the properties and assets of AT&T as a whole, our board of directors could, in its sole discretion and without shareholder approval, approve sales and other dispositions of any amount of the properties and assets of AT&T Broadband Group or AT&T Consumer Services Group because the New York Business Corporation Law, or NYBCL, requires shareholder approval only for a sale or other disposition of all or substantially all of the properties and assets of all of AT&T.

     However, in the event of a disposition of all or substantially all of the properties and assets attributed to either AT&T Broadband Group or AT&T Consumer Services Group, generally defined as 80% or more of the fair value of that group, AT&T will be required under its charter to:

     - convert each outstanding share of the affected tracking stock into shares
       of AT&T common stock at a   % premium, or

     - distribute cash and/or securities, other than AT&T common stock, or other property equal to the fair value of the net proceeds from that disposition allocable to the affected tracking stock, either by special dividend or by redemption of all or part of the outstanding shares of that tracking stock, or

     - take a combination of the actions described in the preceding bullet points whereby AT&T would convert some shares of the affected tracking
       stock into AT&T common stock at a   % premium and pay a dividend on the
       remaining shares of the affected tracking stock or redeem all or part of the remaining shares of the affected tracking stock for cash and/or property equal to the fair value of a portion of the net proceeds of the disposition allocable to the affected tracking stock.

     Our board of directors is not required to select the option that would result in the distribution with the highest value to the holders of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock. See "-- The fiduciary duties of AT&T's board of directors to more than one class of common stock are not clear under New York law" for a discussion of our board of directors' fiduciary duties to the holders of the different classes of our common shares.

     In addition, under New York law, our board of directors could decline to dispose of AT&T Broadband Group assets or AT&T Consumer Services Group assets even if a majority of the holders of the respective tracking stocks request such a disposition.

AT&T MAY TAKE POSITIONS ON PUBLIC POLICY OR REGULATORY MATTERS THAT BENEFIT ONE GROUP MORE THAN ANOTHER

     Because of the nature of the different businesses of AT&T Broadband Group, AT&T Consumer Services Group and AT&T Business Services Group, the various groups may have diverging interests as to the position AT&T should take with respect to various regulatory issues. For example, Federal Communications Commission, or FCC, regulations that may advance the interests of one group may not advance or be adverse to the interests of the other groups. Under the AT&T Groups policy statement, we will resolve material matters involving potentially divergent interests in a manner that our board of directors, or the AT&T Groups capital stock committee, determines to be in the best interests of AT&T and all of our common shareholders after giving fair consideration to the potentially divergent interests and all other relevant interests of the holders of the separate classes of our common shares. Nevertheless, AT&T's board of directors could take positions on any given issue that may benefit one group more than another or that may be adverse to another group.

AT&T MAY MAKE OPERATIONAL AND FINANCIAL DECISIONS THAT BENEFIT ONE GROUP MORE THAN ANOTHER

     Our board of directors could, in its sole discretion, from time to time, but subject to its fiduciary duties and the AT&T Groups policy statement, make operational and financial decisions or implement policies that affect disproportionately the businesses of a group. These decisions could include:

     - allocation of financing opportunities in the public markets or the refinancing of existing indebtedness,

     - allocation of business opportunities, resources and personnel, and

     - transfers of services, including sales agency, resale and other arrangements, funds or assets between groups and other inter-group transactions that, in each case, may be suitable for one or more groups. Any of these decisions may benefit one group more than the other groups. For example, the decision to obtain funds for one group may materially adversely affect the ability of the other groups to obtain funds sufficient to implement their respective growth strategies or may increase the cost of those funds.

     In addition, AT&T Broadband Group and AT&T Consumer Services Group are subject to AT&T's existing agreements or arrangements with third parties. These agreements or arrangements currently may benefit those groups, as in the case of purchasing arrangements, or may have the effect of limiting or impairing their respective business opportunities. For example, AT&T and British Telecommunications plc, or BT, have entered into a joint venture agreement for the provision of global communications services. As part of that joint venture agreement, among other things, AT&T has agreed to various restrictions on its businesses and activities, including non-competition provisions and exclusive purchasing requirements, all of which apply to AT&T Broadband Group, AT&T Consumer Services Group and AT&T Business Services Group while they are part of AT&T.

     Any decisions by our board of directors to renew, extend, modify or terminate its current agreements or arrangements, or enter into similar agreements or arrangements in the future, may benefit one group more than another group or limit or impair the ability of a group to pursue business opportunities. Furthermore, overlap between the businesses of the groups may increase as a result of regulatory changes, technological advancements or other factors that will make those operational and financial decisions more difficult.

     All of these decisions will be made by our board of directors in its good faith business judgment and in accordance with procedures and policies adopted by our board of directors from time to time, including the AT&T Groups policy statement described under "Relationship among AT&T Groups -- The AT&T Groups Policy Statement."

AT&T'S BOARD OF DIRECTORS WILL HAVE THE ABILITY TO CONTROL INTER-GROUP TRANSACTIONS BETWEEN AT&T GROUPS

     AT&T's board of directors may decide to transfer funds or other assets between groups. Transfers of assets among AT&T Business Services Group, AT&T Broadband Group and AT&T Consumer Services Group that AT&T's board of directors designate as an equity contribution or repayment will result in a change in the retained portion of the value of that group.

     AT&T's board of directors will have the ability to control commercial arrangements between groups, subject to the AT&T Groups policy statement, and such commercial arrangements may be less favorable to a group than could otherwise be obtained from an unaffiliated third party.

     Under the AT&T Groups policy statement, the groups may make loans to each other at interest rates and on terms and conditions substantially equivalent to the interest rates and terms and conditions that the groups would be able to obtain from third parties without the benefit of support or guarantee by AT&T. In the case of AT&T Broadband Group, the financial statements included elsewhere in this document reflect a cost of borrowing slightly in excess of the cost historically achieved at the consolidated AT&T level. In the case of each of AT&T Consumer Services Group and AT&T Business Services Group, the financial statements included elsewhere in this document make no distinction between the inter-group rate and the cost at which consolidated AT&T was historically able to raise funds in the external market. In each case, AT&T believes that the inter-group rate is a reasonable estimate of the rate of borrowing in the external market. However, in the future, although AT&T Consumer Services Group is expected to be part of the same legal entity as AT&T Business Services Group, AT&T Consumer Services Group may be charged interest at a rate higher or lower than that of AT&T Business Services Group. The actual rates of interest charged or paid by any of the groups in the future is uncertain and will depend on a variety of factors including the credit profile of the group and market conditions. As a result, future interest rates charged or paid by any of the groups may materially exceed those reflected in the financial statements included elsewhere in this document.

     Any change in AT&T's retained portion of the value of AT&T Broadband Group or, if applicable, AT&T Consumer Services Group would be determined by reference to the then-current market value of the affected tracking stock as determined by our board of directors. Such an increase or decrease, however, could occur at a time when those shares are considered undervalued or overvalued.

AT&T'S BOARD OF DIRECTORS MAY CHANGE THE AT&T GROUPS POLICY STATEMENT OR BY-LAW AMENDMENT RELATED TO THE GROUPS WITHOUT SHAREHOLDER APPROVAL

     In connection with the issuance of the tracking stocks, our board of directors intends to adopt the AT&T Groups policy statement that we describe in this document to govern the relationship among AT&T groups and to amend our by-laws to create the AT&T Groups capital stock committee that will oversee the interaction between the groups. Our board of directors may modify, suspend or rescind the policies set forth in the AT&T Groups policy statement or make additions or exceptions to them, in the sole discretion of our board of directors, without approval of our shareholders, although there is no present intention to do so. Our board of directors also may adopt additional policies, depending upon the circumstances. The by-law amendment similarly may be modified, suspended or rescinded. Our board of directors would make any determination to modify, suspend or rescind the AT&T Groups policy statement or by-law amendment, or to make exceptions to them or adopt additional policies or by-laws, including any decision that would have disparate impacts upon holders of AT&T common stock, AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock, as applicable, in a manner consistent with its fiduciary duties to AT&T and all of our common shareholders after giving fair consideration to the potentially divergent interests and all other relevant interests of the holders of the separate classes of our common shares. See
"-- The fiduciary duties of AT&T's board of directors to more than one class of common stock are not clear under New York law" for more information regarding our board of directors' fiduciary duties to our shareholders. See "Relationship among AT&T Groups" for a description of the AT&T Groups policy statement and by-law amendment.

IT WILL BE DIFFICULT FOR A THIRD PARTY TO ACQUIRE AT&T BROADBAND GROUP OR AT&T CONSUMER SERVICES GROUP WITHOUT AT&T'S CONSENT

     If either AT&T Broadband Group or AT&T Consumer Services Group were an independent entity, any person interested in acquiring either entity without negotiation with our management could seek control of the outstanding stock of that entity by means of a tender offer or proxy contest. Although the tracking stock amendments will create new classes of our common shares that are intended to reflect the separate financial performance and economic value of AT&T Broadband Group and AT&T Consumer Services Group, a person interested in acquiring only AT&T Broadband

Group or AT&T Consumer Services Group without negotiation with our management still would be required to seek control of the voting power represented by all of the outstanding capital stock of AT&T entitled to vote on that acquisition, including the classes of common shares related to the other groups. As a result, this may discourage potential interested bidders from seeking to acquire either AT&T Broadband Group or AT&T Consumer Services Group. See "-- Holders of each of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock will have limited separate shareholder rights, and will have no additional rights specific to their group, including direct voting rights" for more information on the rights of holders of tracking stocks. This inability of third parties directly to acquire control of AT&T Broadband Group and/or AT&T Consumer Services Group may materially adversely affect the market price of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock.

THERE WILL BE NO BOARD OF DIRECTORS OR COMMITTEE THAT OWES ANY SEPARATE FIDUCIARY DUTIES TO HOLDERS OF AT&T BROADBAND GROUP TRACKING STOCK OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK, APART FROM THOSE OWED TO AT&T SHAREHOLDERS GENERALLY

     Each of AT&T's board of directors and the AT&T Groups capital stock committee owes fiduciary duties to AT&T and its shareholders as a whole. AT&T Broadband Group and AT&T Consumer Services Group will not have separate boards of directors to represent solely the interests of the holders of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock. Consequently, there is no separate board of directors or committee that owes any separate duties to the holders of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock.

THE FIDUCIARY DUTIES OF AT&T'S BOARD OF DIRECTORS TO MORE THAN ONE CLASS OF COMMON STOCK ARE NOT CLEAR UNDER NEW YORK LAW

     Although we are not aware of any legal precedent under New York law involving the fiduciary duties of directors of corporations having two or more classes of common stock, or separate classes or series of capital stock, principles of Delaware law established in cases involving differing treatment of two classes of capital stock or two groups of holders of the same class of capital stock provide that a board of directors owes an equal duty to all stockholders regardless of class or series, and does not have separate or additional duties to either group of stockholders. Under these principles of Delaware law and the related principle known as the "business judgment rule," absent abuse of discretion, a good faith business decision made by a disinterested and adequately informed board of directors, or a committee of the board of directors, with respect to any matter having disparate impacts upon holders of AT&T common stock, AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock would be a defense to any challenge to a determination made by or on behalf of the holders of any class of our common shares. Nevertheless, a New York court hearing a case involving this type of a challenge may decide to apply principles of New York law different from the principles of Delaware law discussed above, or may develop new principles of law, in order to decide that case. Any future shareholder litigation over the meaning or application of the terms of AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock or our board's policies may be costly and time consuming to AT&T, AT&T Broadband Group and AT&T Consumer Services Group.

CHANGES IN THE TAX LAW OR IN THE INTERPRETATION OF CURRENT TAX LAW MAY RESULT IN REDEMPTION OF AT&T BROADBAND GROUP TRACKING STOCK AND/OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK, OR MAY PREVENT US FROM ISSUING FURTHER SHARES OF EITHER STOCK

     From time to time, there have been legislative and administrative proposals that, if effective, would have resulted in the imposition of corporate level or shareholder level tax upon the issuance of tracking stock. As of the date of this document, no such proposals are outstanding.

     If there are adverse tax consequences associated with the issuance of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock, it is possible that we would cease issuing additional shares of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock. This could affect the value of shares of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock then outstanding.

     Furthermore, we are entitled to convert AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock into AT&T common stock at a
premium of        % if, based on the opinion of tax counsel, adverse U.S.
federal income tax law developments related to AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, respectively, occur after the issuance of that tracking stock.

     If we did convert AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock into AT&T common stock at a premium, the interests of holders of AT&T common stock would be diluted as a result of the redemption premium paid for AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock.

IN SOME INSTANCES, WE MAY OPTIONALLY REDEEM AT&T BROADBAND GROUP TRACKING STOCK AND/OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK, INCLUDING AS A RESULT OF AN ADVERSE TAX LAW CHANGE

     Our board of directors may, at any time after either the occurrence of tax-related events, such as the ones described above, or the anniversary of the date we initially issue shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, respectively, redeem all outstanding shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, respectively, for shares of AT&T common
stock at a           % premium. We could decide to redeem the tracking stock(s)
at a time when any or all of the AT&T common stock and the tracking stocks may be considered to be overvalued or undervalued. In addition, a redemption at any premium would preclude holders of both AT&T common stock and the redeemed tracking stock from retaining their investment in a security intended to reflect separately the financial performance and economic value of the relevant group. It would also give holders of shares of the redeemed tracking stock an amount of consideration that may differ from the amount of consideration a third-party buyer pays or would pay for all or substantially all of the assets of the respective group. For further details, see "The Broadband Charter Amendment Proposal -- Broadband Group Tracking Stock Amendment" and "The Consumer Services Charter Amendment Proposal -- Consumer Services Group Tracking Stock Amendment."

     Additionally, at any time, if the businesses, assets and liabilities of AT&T Broadband Group are substantially equivalent to the businesses, assets and liabilities of AT&T, our board of directors may mandatorily redeem shares of AT&T Broadband Group tracking stock for AT&T common stock without a premium at a ratio based on the number of shares of AT&T common stock outstanding, the number of shares of AT&T Broadband Group tracking stock outstanding and the AT&T Broadband Group allocation fraction, as described under "The Broadband Charter Amendment Proposal -- Terms of the Broadband Group Tracking Stock
Amendment -- AT&T Broadband Group Allocation Fraction." If we complete the spin-off of AT&T Communications Services, Inc. in the manner we contemplate, our board of directors will use this redemption right to redeem all shares of AT&T Broadband Group tracking stock for shares of AT&T common stock.

WE HAVE THE RIGHT TO REQUIRE THE EXCHANGE OF SHARES OF AT&T BROADBAND GROUP AND/OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK FOR TRACKING STOCK OF ANOTHER ENTITY

     In the event of a disposition or other transfer by AT&T of all of the properties and assets of AT&T Broadband Group or AT&T Consumer Services Group, the Broadband Group charter amendment and the Consumer Services Group charter amendment generally allow us to redeem all outstanding shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock in exchange for a new tracking stock of the entity that owns materially all of the assets and liabilities of AT&T Broadband Group or AT&T Consumer Services Group, as the case may be. In order to require this redemption, the new tracking stock must have substantially the same terms as AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, as the case may be, including the definition of "AT&T Broadband Group" or "AT&T Consumer Services Group." In the event of such a redemption, the voting rights of the new tracking stock will be set based on the ratio, over a fixed measurement period, of the initial trading prices of the new tracking stock to the trading prices of the common stock of the entity of which the new tracking stock is a part. While this new entity will own materially all of the properties and assets of AT&T Broadband Group or AT&T Consumer Services Group, as the case may be, it may have different businesses and a different capital structure and be subject to different risks than AT&T generally. In the event of redemption for a tracking stock of a new entity, holders of the new tracking stock will become equity holders of this new entity and become subject to risks affecting this new entity generally. Additionally, adverse fluctuations in market valuations at and after the time of issuance of the new tracking stock could materially adversely affect the relative voting power of the new tracking stock with respect to the voting power of this new entity as a whole. If we complete the spin-off of AT&T Communications Services, Inc. in the manner we contemplate, our board of directors will use this redemption right to redeem all shares of AT&T Consumer Services Group tracking stock for shares of a comparable tracking stock of AT&T Communications Services, Inc. In this case, shareholders of AT&T Consumer Services Group tracking stock no longer would be shareholders of AT&T but would be shareholders of AT&T Communications Services, Inc.

AT&T'S BOARD OF DIRECTORS MAY REDEEM AT&T BROADBAND GROUP TRACKING STOCK OR AT&T CONSUMER SERVICES GROUP TRACKING STOCK IN EXCHANGE FOR STOCK OF ONE OR MORE QUALIFYING SUBSIDIARIES OF AT&T

     AT&T's charter provides that AT&T may, at any time, redeem all outstanding shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock in exchange for a specified number of outstanding shares of common stock of a subsidiary of AT&T that satisfies requirements under the Internal Revenue Code of 1986, as amended, and that holds, directly or indirectly, all of the assets and liabilities of AT&T Broadband Group, in the case of AT&T Broadband Group tracking stock, or AT&T Consumer Services Group, in the case of AT&T Consumer Services Group tracking stock. This type of redemption may only be made on a pro rata basis, and must be tax free to the holders of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, as the case may be, except with respect to any cash that holders receive in lieu of fractional shares. For more information, see "The Broadband Charter Amendment Proposal -- Terms of the Broadband Group Tracking Stock
Amendment -- Redemption" and "The Consumer Services Charter Amendment
Proposal -- Terms of the Consumer Services Group Tracking Stock
Amendment -- Redemption."

FUTURE SALES OF AT&T BROADBAND GROUP TRACKING STOCK, AT&T CONSUMER SERVICES GROUP TRACKING STOCK AND AT&T COMMON STOCK COULD MATERIALLY ADVERSELY AFFECT THEIR RESPECTIVE MARKET PRICES AND THE ABILITY TO RAISE CAPITAL IN THE FUTURE

     Sales of substantial amounts of AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock and AT&T common stock in the public market could hurt the market price of each of those classes of stock. These sales also could hurt AT&T's ability to raise capital in the future. The shares that we plan to sell to the public in the public offering of AT&T Broadband Group tracking stock and any shares of either class of tracking stock that we distribute to holders of AT&T common stock will be freely tradable without restriction under the Securities Act of 1933, as amended, by persons other than "affiliates" of AT&T, as defined under the Securities Act. Any sales of substantial amounts of AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock or AT&T common stock in the public market, or the perception that those sales might occur, could materially adversely affect the respective market prices of AT&T Broadband Group tracking stock, AT&T Consumer Services tracking stock or AT&T common stock, as applicable.

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     The approval of the shareholders will not be solicited by AT&T for the issuance of authorized but unissued shares of AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock or AT&T common stock, unless these approvals are deemed advisable by our board of directors or are required by applicable law, regulation or stock exchange listing requirements. The issuance of those shares could dilute the value of shares of AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock or AT&T common stock, as the case may be.

WE DO NOT EXPECT TO PAY DIVIDENDS ON AT&T BROADBAND GROUP TRACKING STOCK

     Determinations as to the future dividends on AT&T Broadband Group tracking stock primarily will be based upon the financial condition, results of operations and business requirements of AT&T Broadband Group, and AT&T as a whole. We currently do not expect to pay any dividends on AT&T Broadband Group tracking stock for the foreseeable future. Following any issuance of AT&T Consumer Services Group tracking stock, it is currently expected that one-third of the current dividend payable on AT&T common stock will be allocated to AT&T common stock and that two-thirds of the dividend will be allocated to AT&T Consumer Services Group tracking stock. The declaration of dividends by AT&T and the amount thereof will, however, be in the discretion of our board of directors and will depend upon each of our group's financial performance, the dividend policies and capital structures of comparable companies, each group's ongoing capital needs, and AT&T's results of operations, financial condition, cash requirements and future prospects and other factors deemed relevant by our board of directors. Payment of dividends also may be restricted by loan agreements, indentures and other transactions that AT&T enters into from time to time.

IF WE LIQUIDATE AT&T, AMOUNTS DISTRIBUTED TO HOLDERS OF EACH CLASS OF COMMON STOCK MAY NOT REFLECT THE VALUE OF THE ASSETS ATTRIBUTED TO THE GROUPS

     Under our charter, we would determine the liquidation rights of the holders of the respective classes of stock in accordance with each group's respective market capitalization at the time of liquidation. However, the relative market capitalization of each group may not correctly reflect the value of the net assets remaining and attributed to the groups after satisfaction of outstanding liabilities.

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                 RISK FACTORS RELATING TO AT&T BROADBAND GROUP

AT&T BROADBAND GROUP HAS A HISTORY OF NET LOSSES AND NEGATIVE CASH FLOW AND EXPECTS TO CONTINUE TO EXPERIENCE NET LOSSES AND NEGATIVE CASH FLOW. CONSEQUENTLY, AT&T BROADBAND GROUP MAY NOT HAVE THE ABILITY TO FINANCE FUTURE OPERATIONS

     AT&T Broadband Group (including its predecessor entities, TCI and MediaOne) has had a history of net losses and negative cash flow and expects to continue to report net losses and negative cash flow for the next few years. AT&T Broadband Group reported net losses from continuing operations before extraordinary items of $2.2 billion for the ten months ended December 31, 1999 and $5.4 billion for the year ended December 31, 2000. AT&T Broadband Group reported negative free cash flow, or EBITDA, excluding asset impairment, pre-tax losses from equity investments and other income and expense, and less capital expenditures, from operations of $2.1 billion for the ten months ended December 31, 1999 and $2.7 billion for the year ended December 31, 2000. AT&T Broadband Group cannot predict what impact continued losses and negative cash flows will have on its ability to finance operations in the future.

AT&T BROADBAND GROUP'S PROGRAMMING COSTS ARE INCREASING AND IT MAY NOT HAVE THE ABILITY TO PASS THESE INCREASES ON TO ITS CUSTOMERS, WHICH WOULD MATERIALLY ADVERSELY AFFECT ITS CASH FLOW AND OPERATING MARGINS

     Programming costs have been, and are expected to continue to be, AT&T Broadband Group's largest single expense item. In recent years, the cable and satellite video industries have experienced a rapid escalation in the cost of programming, particularly sports programming. This escalation may continue, and AT&T Broadband Group may not be able to pass programming cost increases on to its customers. The inability to pass these programming cost increases on to its customers would have a material adverse impact on its cash flow and operating margins. In addition, as AT&T Broadband Group upgrades the channel capacity of its systems and adds programming to its basic, expanded basic and digital programming tiers, AT&T Broadband Group may face increased programming costs, which, in conjunction with the additional market constraints on its ability to pass programming costs on to its customers, may tighten operating margins.

     While AT&T Broadband Group has some investments in programming companies, unlike some of its competitors it has no meaningful participation with regard to programming, and consequently AT&T Broadband Group's exposure to programming costs may be greater than that of some of its competitors.

AT&T BROADBAND GROUP FACES SUBSTANTIAL COMPETITION

     The broadband communications industry in which AT&T Broadband Group operates is highly competitive. In some instances, AT&T Broadband Group competes against companies with fewer regulatory burdens, easier access to financing, greater personnel resources, greater brand name recognition and long-standing relationships with regulatory authorities. The following businesses offer some or all of the services currently offered by AT&T Broadband Group, and mergers, joint ventures and alliances among any of the following businesses could result in providers capable of offering a combination of cable television, Internet and other telecommunications services in direct competition with AT&T Broadband
Group:

     - cable television operators,

     - direct broadcast satellite, or DBS, providers,

     - regional telephone companies,

     - long distance telephone service providers,

     - utilities and municipalities,

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

     - providers of local area telephone services and access to long distance services to customers,

     - providers of cellular and other wireless communications services,

     - digital subscriber line, or DSL, resellers, and

     - Internet service providers, or ISPs.

     AT&T Broadband Group faces competition within the subscription television industry. This industry includes providers of paid television service employing technologies other than cable, but excludes broadcast companies that transmit their signal to customers without assessing a subscription fee. AT&T Broadband Group also faces competition from broadcast companies distributing television broadcast signals without assessing a subscription fee and from other communications and entertainment media, including the following:

     - conventional off-air television and radio broadcasting services,

     - DBS providers,

     - newspapers,

     - movie theaters,

     - Internet,

     - live sports events, and

     - home video products.

     There can be no assurance that upgrading its broadband facilities and related infrastructure will allow AT&T Broadband Group to compete effectively. Additionally, AT&T Broadband Group is subject to competition from telecommunications providers and ISPs in connection with offerings of new and advanced services, including telecommunications and Internet services. Additionally, evolving DSL, wireless IP and consumer electronic technologies (such as digital video recorders) may present an opportunity for AT&T Broadband Group subscribers alternatively to obtain premium media content and erode anticipated digital and advanced services revenues. Management cannot predict the extent to which this competition may affect AT&T Broadband Group's business and operations in the future.

AT&T BROADBAND GROUP HAS SUBSTANTIAL EXISTING DEBT, WHICH COULD MATERIALLY ADVERSELY AFFECT ITS FINANCIAL HEALTH AND AFFECT ITS ABILITY TO OBTAIN FINANCING IN THE FUTURE AND REACT TO CHANGES IN ITS BUSINESS

     AT&T Broadband Group has a significant amount of debt. As of December 31, 2000, its total debt was approximately $28.42 billion. This debt could have important consequences to investors. For example, it could:

     - make it more difficult for AT&T Broadband Group to satisfy its obligations under its credit facilities and to its noteholders;

     - increase AT&T Broadband Group's vulnerability to general adverse economic and broadband industry conditions, including interest rate fluctuations;

     - require AT&T Broadband Group to dedicate a substantial portion of its cash flow from operations to payments on its debt, which will reduce funds available for working capital, capital expenditures, acquisitions of additional broadband systems and other general corporate expenses;

     - limit AT&T Broadband Group's flexibility in planning for, or reacting to, changes in its business and the broadband industry generally;

     - place AT&T Broadband Group at a disadvantage compared to its competitors that have proportionately less debt; and

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

     - limit AT&T Broadband Group's ability to borrow additional funds in the future, if needed, due to applicable financial and restrictive covenants in that debt.

     Additionally, following the spin-off, AT&T Broadband Corp., as historical AT&T, will be burdened with any AT&T liabilities, including indebtedness, from which AT&T Broadband Corp. is not released, even if not allocated to AT&T Broadband Group. See "Risk Factors Relating to AT&T's Restructuring
Plan -- Following the spin-off, AT&T Broadband Corp. will be liable for historical AT&T liabilities from which AT&T Broadband Corp. is not released, even if not allocated to AT&T Broadband Group."

AT&T BROADBAND GROUP MAY SUBSTANTIALLY INCREASE ITS DEBT LEVEL IN THE FUTURE, WHICH COULD SUBJECT IT TO VARIOUS RESTRICTIONS AND HIGHER INTEREST COSTS AND DECREASE ITS CASH FLOW AND EARNINGS

     AT&T Broadband Group may substantially increase its debt level in the future to fund the expansion, maintenance and upgrade of its systems and develop new services, as well as to finance acquisitions. Any increase in debt could subject it to various restrictions and higher interest costs and decrease its cash flow and earnings. It also may be difficult for AT&T Broadband Group to obtain all the financing it needs to fund its business and growth strategy on desirable terms. AT&T Broadband Group may require substantial additional financing in the future to fund capital expenditures and costs and expenses in connection with funding its operations, investments and its growth strategy.

     AT&T and AT&T Broadband Group are exploring and evaluating the relative advantages and disadvantages of various funding mechanisms for AT&T Broadband Group. The alternatives being considered include a long-term debt offering, a bank credit line, commercial paper, and other forms of public and private debt facilities. The decision on debt composition is dependent on, among other things, the business and financial plans of AT&T Broadband Group and the market conditions at the time of financing. The agreements governing this indebtedness may contain financial and other covenants that could impair the flexibility of AT&T Broadband Group and restrict its ability to pursue growth opportunities.

AT&T BROADBAND GROUP HAS SUBSTANTIAL CAPITAL REQUIREMENTS

     AT&T Broadband Group intends to continue to upgrade a significant portion of its broadband systems over the coming years and make other capital investments, including with respect to its advanced services. AT&T Broadband Group expects to incur substantial capital expenditures in 2001 and in future years. The actual amount of the funds required for capital expenditures may vary materially from management's estimate. The majority of these amounts is expected to be used to acquire customer premises equipment (such as set-top boxes, cable modems and telephony equipment) and to pay for installation costs for additional video and advanced services customers. In addition, capital is expected to be used to upgrade and rebuild most network systems to expand bandwidth capacity and add two-way capability so that it may offer advanced services. There can be no assurance that these amounts will be sufficient to accomplish the planned system upgrades, customer premises equipment acquisitions and expansion.

     AT&T Broadband Group also has commitments under its "Social Contract" with the FCC and under certain of its franchise agreements with local franchising authorities, or LFAs, to upgrade and rebuild certain network systems. These commitments may require capital expenditures in order to avoid default and/or penalties, which expenditures may divert funds from other AT&T Broadband Group priorities.

     AT&T Broadband Group's strategy and business plan will continue to require substantial capital, which AT&T Broadband Group may not be able to obtain or to obtain on favorable terms. A failure to obtain necessary capital would have a material adverse effect on AT&T Broadband Group, and result in the delay, change or abandonment of AT&T Broadband Group's development or expansion plans.

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THE ACTUAL AMOUNT OF FUNDS NECESSARY TO IMPLEMENT AT&T BROADBAND GROUP'S
STRATEGY AND BUSINESS PLAN MAY MATERIALLY EXCEED CURRENT ESTIMATES, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON AT&T BROADBAND GROUP'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND ITS COMPETITIVENESS

     The actual amount of funds necessary to implement AT&T Broadband Group's strategy and business plan may materially exceed AT&T Broadband Group's current estimates in the event of various factors including:

     - departures from AT&T Broadband Group's current business plan,

     - unforeseen delays,

     - cost overruns,

     - unanticipated expenses,

     - regulatory developments,

     - engineering design changes,

     - unforeseen competitive developments,

     - changes in labor requirements, and

     - technological and other risks.

     If actual costs do materially exceed AT&T Broadband Group's current estimates for these or other reasons, this would have a material adverse effect on AT&T Broadband Group's financial condition and results of operations and its competitiveness.

POTENTIAL ACQUISITIONS MAY REQUIRE AT&T BROADBAND GROUP TO INCUR SUBSTANTIAL ADDITIONAL DEBT AND INTEGRATE NEW TECHNOLOGIES, OPERATIONS AND SERVICES, WHICH MAY BE COSTLY AND TIME CONSUMING

     An element of AT&T Broadband Group's strategy is to further consolidate its network geographically, which AT&T Broadband Group may do through the acquisition of broadband providers or exchanges of systems with other providers. These acquisitions may cause AT&T Broadband Group to incur substantial additional indebtedness to finance the acquisitions or to assume indebtedness of the entities that are acquired. In addition, AT&T Broadband Group may encounter difficulties in integrating those acquired operations into its own operations, including as a result of different technologies, franchising authority requirements, systems, services or service offerings. These actions could prove costly or time consuming or divert management's attention from other business matters.

FAILURE TO DEVELOP FUTURE BUSINESS OPPORTUNITIES MAY HAVE A MATERIAL ADVERSE EFFECT ON AT&T BROADBAND GROUP'S GROWTH POTENTIAL

     AT&T Broadband Group intends to pursue a number of new growth opportunities beyond its core video service, high-speed cable Internet service and telephony services, such as video-on-demand, or VOD, and interactive television. These opportunities involve new services for which there are no proven markets. In addition, the ability to deploy and deliver these services relies, in many instances, on new and unproven technology. AT&T Broadband Group's existing technology may not perform as expected and AT&T Broadband Group may not be able to successfully develop new technology to effectively and economically deliver these services.

     In addition, these opportunities require substantial capital outlays and network capacity availability to deploy on a large scale. This capital or capacity may not be available to support these services.

     Furthermore, these services may not be widely introduced and fully implemented in a timely fashion or at all. These services may not be successful when they are in place, and customers may not purchase the services offered. If these services are not successful or costs associated with implementation and completion of the roll-out of these services materially exceed those currently

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

estimated by AT&T Broadband Group, AT&T Broadband Group's financial condition and prospects could be materially adversely affected.

AT&T BROADBAND GROUP MAY NOT BE ABLE TO KEEP PACE WITH TECHNOLOGICAL DEVELOPMENTS OR CUSTOMERS' DEMAND FOR ADVANCED SERVICES, WHICH COULD LIMIT ITS ABILITY TO COMPETE EFFECTIVELY

     The broadband business is characterized by rapid technological change and the introduction of advanced services. AT&T Broadband Group cannot assure you that it will be able to keep pace with technological developments, or that it will successfully anticipate the demand of customers for services requiring new technology. This type of rapid technological change could materially adversely affect its plans to upgrade or expand its systems and respond to competitive pressures. AT&T Broadband Group's inability to upgrade, maintain and expand its systems and provide advanced services in a timely manner, or to anticipate the demands of the marketplace, could materially adversely affect its ability to compete. Consequently, growth, results of operations and financial condition could suffer materially.

AT&T BROADBAND GROUP MAY BE UNABLE TO NEGOTIATE CONSTRUCTION CONTRACTS ON FAVORABLE TERMS AND ITS CONSTRUCTION COSTS MAY INCREASE SIGNIFICANTLY, WHICH COULD MATERIALLY ADVERSELY AFFECT ITS GROWTH, FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The continued expansion and upgrade of AT&T Broadband Group's existing systems will require it to hire contractors and enter into a number of construction agreements. AT&T Broadband Group may have difficulty hiring contractors, and the contractors AT&T Broadband Group hires may encounter cost overruns or delays in construction. Moreover, municipalities place certain restrictions and have certain requirements relating to the time and manner in which construction projects may be undertaken. Construction costs may increase significantly over the next few years as existing contracts expire and as demand for cable construction services continues to grow. There can be no assurance that AT&T Broadband Group will be able to construct new systems or expand or upgrade existing or acquired systems in a timely manner or at a reasonable cost. This may materially adversely affect its growth, financial condition and results of operations.

CERTAIN ENTITIES INCLUDED IN AT&T BROADBAND GROUP ARE SUBJECT TO LONG-TERM EXCLUSIVE AGREEMENTS THAT MAY LIMIT THEIR FUTURE OPERATING FLEXIBILITY AND MATERIALLY ADVERSELY AFFECT AT&T BROADBAND GROUP'S FINANCIAL RESULTS

     Certain entities attributed to AT&T Broadband Group may be subject to certain long-term agreements relating to significant aspects of AT&T Broadband Group's operations, including long-term agreements for video programming, audio programming, electronic program guides and other services. For example, TCI Communications, Inc. and Satellite Services, Inc., both affiliates of TCI, are parties to an affiliation agreement with Encore Media Group, LLC, an affiliate of Liberty Media Group, which extends to 2022 and provides for a fixed price payment (subject to adjustment for certain factors, including inflation) and may require AT&T Broadband Group to pay two-thirds of Encore Media Group's programming costs above certain specified levels. Satellite Services, Inc. also entered into a ten-year agreement with TV Guide in January 1999 for interactive program guide services, which designates TV Guide Interactive as the exclusive interactive programming guide for AT&T Broadband Group systems. The price, terms and conditions of such agreements may not reflect the current market and if such agreements continue to apply to AT&T Broadband Group, one or more of these agreements may materially adversely impact the financial performance of AT&T Broadband Group.

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AT&T BROADBAND GROUP'S BUSINESS IS SUBJECT TO EXTENSIVE GOVERNMENTAL LEGISLATION
AND REGULATION, WHICH COULD MATERIALLY ADVERSELY AFFECT ITS BUSINESS BY INCREASING ITS EXPENSES OR LIMITING ITS PRICING FLEXIBILITY

     Regulation of the broadband communications industry has increased the administrative and operational expenses and limited the revenues of cable systems. Broadband operators are subject to, among other things:

     - limited rate regulation,

     - requirements that, under specified circumstances, a cable system carry a local broadcast station or obtain consent to carry a local or distant broadcast station,

     - rules for franchise renewals and transfers, and

     - other requirements covering a variety of operational areas, such as technical standards and customer service requirements.

     Additionally, many aspects of these regulations currently are the subject of judicial proceedings and administrative or legislative proposals. There also are ongoing efforts to amend or expand the state and local regulation of some cable systems, which may compound the regulatory risks AT&T Broadband Group already faces. AT&T Broadband Group cannot predict whether in response to these efforts any of the states or localities in which AT&T Broadband Group now operates will expand regulation of its cable systems in the future or how they will do so.

AT&T BROADBAND GROUP MAY BE REQUIRED TO PROVIDE ACCESS TO ITS NETWORKS TO OTHER ISPS, WHICH COULD MATERIALLY ADVERSELY AFFECT THE UPGRADE OF ITS SYSTEMS OR ITS ABILITY TO PROVIDE NEW PRODUCTS AND SERVICES

     Although there is at present no significant federal regulation of cable system delivery of Internet services, and the FCC recently issued several reports finding no immediate need to impose such regulation, this situation may change as cable systems expand their broadband delivery of Internet services. In particular, proposals have been advanced at the FCC and Congress that would require cable operators to provide access to unaffiliated ISP and online service providers. The Federal Trade Commission and the FCC recently imposed certain open access requirements on Time Warner, Inc. and America Online, Inc. in connection with their merger, but those requirements are not applicable to other cable operators. Some states and LFAs are considering the imposition of mandatory Internet access requirements as part of cable franchise renewals or transfers. In June 2000, the Ninth Circuit Court of Appeals rejected an attempt by the City of Portland, Oregon to impose mandatory Internet access requirements on the local cable operator. In addition, a federal district court overturned a requirement by Broward County, Florida to provide access to unaffiliated ISPs. AT&T Broadband Group has commenced a technical and operational trial to test how multiple ISPs can offer high-speed, always-on cable Internet service over a hybrid fiber coaxial network.

     AT&T Broadband Group believes that, should specific technological solutions and/or specific pricing mechanisms be imposed on the industry, it:

     - would impair its ability to use its bandwidth in ways that would generate maximum revenues; and

     - may cause it to decide not to upgrade systems, which would prevent it from introducing its planned new services.

     In addition, AT&T Broadband Group believes that if there were governmental imposition of mandatory Internet access requirements on the industry, it could:

     - increase the expenses AT&T Broadband Group incurs to enhance and maintain its information and network systems;

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

     - increase the expense of upgrading and/or expanding its hybrid fiber/coaxial and data systems;

     - limit profit margins to a prescribed level; and/or

     - further reduce the value of AT&T Broadband Group's investment in Excite@Home.

AT&T BROADBAND GROUP'S CABLE SYSTEMS ARE OPERATED UNDER FRANCHISES THAT ARE SUBJECT TO NON-RENEWAL OR TERMINATION; THE FAILURE TO RENEW A FRANCHISE COULD MATERIALLY ADVERSELY AFFECT ITS BUSINESS IN A KEY MARKET

     AT&T Broadband Group's cable systems generally operate pursuant to franchises, permits or licenses typically granted by a municipality or other state or local government controlling the public rights-of-way. Many franchises establish comprehensive facilities and service requirements, as well as specific customer service standards and establish monetary penalties for non-compliance. In many cases, franchises are terminable if the franchisee fails to comply with material provisions set forth in the franchise agreement governing system operations. Franchises generally are granted for fixed terms and must be periodically renewed. LFAs may resist granting a renewal if either past performance or the prospective operating proposal is considered inadequate. LFAs often demand concessions or other commitments as a condition to renewal, which concessions or other commitments have been and may continue to be costly to obtain. In some instances, franchises have not been renewed at expiration, and AT&T Broadband Group has operated under either temporary operating agreements or without a license while negotiating renewal terms with the LFAs.

     AT&T Broadband Group cannot assure you that it will be able to comply with all material provisions of its franchise agreements or that AT&T Broadband Group will be able to renew its franchises in the future. A termination of and/or a sustained failure to renew a franchise could materially adversely affect its business in the affected geographic area.

AT&T BROADBAND GROUP OPERATES CABLE SYSTEMS UNDER FRANCHISES THAT ARE NONEXCLUSIVE; LFAS CAN GRANT ADDITIONAL FRANCHISES AND CREATE COMPETITION IN MARKET AREAS WHERE NONE EXISTED PREVIOUSLY

     AT&T Broadband Group's cable systems are operated under franchises granted by LFAs. These franchises are nonexclusive. Consequently, these LFAs can grant additional franchises to competitors in the same geographic area. As a result, competing operators may build systems in areas in which AT&T Broadband Group holds franchises. In some cases municipal utilities may legally compete with AT&T Broadband Group without obtaining a franchise from the LFA. The existence of more than one cable system operating in the same territory is referred to as an "overbuild." These overbuilds could materially adversely affect AT&T Broadband Group's growth, financial condition and results of operations by increasing competition or creating competition where no non-satellite competition existed previously.

LFAS HAVE THE ABILITY TO IMPOSE ADDITIONAL REGULATORY CONSTRAINTS ON AT&T BROADBAND GROUP'S BUSINESS, WHICH CAN FURTHER INCREASE EXPENSES

     In addition to the franchise document, cable authorities also have adopted in some jurisdictions cable regulatory ordinances that further regulate the operation of cable systems. This additional regulation increases AT&T Broadband Group's expenses in operating its business. There can be no assurance that the LFAs will not impose new and more restrictive requirements.

     LFAs also have the power to reduce rates and order refunds of basic service and associated equipment rates paid in the previous 12-month period determined to be in excess of the maximum permitted rates.

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AT&T BROADBAND GROUP IS SUBJECT TO ADDITIONAL REGULATORY BURDENS IN CONNECTION
WITH THE PROVISION OF TELECOMMUNICATIONS SERVICE, WHICH WILL CAUSE IT TO INCUR ADDITIONAL COSTS

     AT&T Broadband Group is required to obtain U.S. federal, state and local licenses or other authorizations in connection with its offering telecommunications services. AT&T Broadband Group may not be able to obtain these authorizations in a timely manner, or at all, and conditions could be imposed upon these licenses or authorizations that may not be favorable to it. Specific risks are also associated with the regulatory regime established by the Telecommunications Act of 1996. These include risks related to AT&T Broadband Group's interconnection agreements with local exchange carriers, or LECs, and whether AT&T Broadband Group will be able to obtain these agreements or obtain them on favorable terms. Also, AT&T Broadband Group is subject to risks associated with the regulation of its telecommunications services by the FCC and state public utilities commissions, or PUCs. Furthermore, telecommunications companies, including IP telephony companies, generally are subject to significant regulation as well as higher fees for pole attachments. IP telephony companies are companies that have the ability to offer telephone services over the Internet, and pole attachments are cable wires that are attached to poles.

     In particular, cable operators that provide telecommunications services and cannot reach agreement with local utilities over pole attachment rates in states that do not regulate pole attachment rates will be subject to a methodology prescribed by the FCC for determining the rates. These rates may be higher than those paid by cable operators that do not provide telecommunications services. The rate increases are to be phased in over a five-year period beginning on February 8, 2001. If AT&T Broadband Group become subject to telecommunications regulation or higher pole attachment rates, AT&T Broadband Group may incur additional costs that may be material to its business. The FCC clarified that a cable operator's provision of cable Internet service does not affect the favorable pole rates, but a recent decision by the Eleventh Circuit Court of Appeals disagreed and suggested that Internet traffic is neither cable service nor telecommunications service and might leave cable attachments that carry Internet traffic ineligible for the federal rate structure. This decision could lead to substantial increases in pole attachment rates, and certain utilities have already proposed vastly higher pole attachment rates based in part on the existing court decision. The United States Supreme Court is now reviewing this decision. The Eleventh Circuit mandate has been stayed pending Supreme Court action, and a variety of cable operators, including AT&T Broadband Group, are challenging certain increased pole attachment rates at the FCC.

AT&T BROADBAND GROUP IS RELIANT UPON EXCITE@HOME FOR THE DEVELOPMENT, MAINTENANCE AND DISTRIBUTION OF ITS HIGH-SPEED CABLE INTERNET SERVICE; AND THE GROWTH OF ITS HIGH SPEED CABLE INTERNET SERVICE IS DEPENDENT ON THE RELIABILITY, AVAILABILITY AND STABILITY OF EXCITE@HOME'S NETWORK AND SERVICES

     AT&T Broadband Group has made a significant investment and commitment to Excite@Home. It has a contractual arrangement that allows Excite@Home to be the exclusive provider of high speed cable Internet services to residential subscribers in AT&T Broadband Group cable systems (other than those affiliated with Road Runner LLC) through June 4, 2002. While AT&T Broadband Group may distribute other residential Internet services after this period of exclusivity has expired, it has committed to use Excite@Home as its provider of platform connectivity services in its residential high-speed cable Internet services and to make Excite@Home's content services a featured portal for AT&T Broadband Group's residential Internet services. The impact of this agreement cannot be accurately determined. If Excite@Home is not able to maintain its financial viability while improving its current network and ISP performance and scaling its network and services for anticipated growth, this could materially adversely impact the expansion of AT&T Broadband Group's high-speed cable Internet service and the financial performance of AT&T Broadband Group.

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AT&T BROADBAND GROUP FACES RISKS RELATING TO ITS INVESTMENT IN EXCITE@HOME,
INCLUDING RISKS RELATING TO EXCITE@HOME'S LIQUIDITY

     On April 17, 2001, Excite@Home issued a press release announcing that, due to recent acceleration in the weakness of the market for online advertising and marketing services, it expects to report significantly lower revenues, greater operating losses, and more rapid use of cash than previously forecasted for the balance of 2001. As a result, Excite@Home will record in its first quarter results an impairment charge associated with its media business. Because AT&T owns approximately 23% of the outstanding shares of capital stock of Excite@Home, AT&T will record an impairment charge in its first quarter results of $739 million, which will have a net income impact, after minority elimination, of $279 million. After giving effect to the charge, AT&T's carrying value of Excite@Home will be approximately $490 million.

     In light of the weaker financial outlook, Excite@Home announced it is taking several immediate measures to conserve cash and raise additional funds. These measures include adopting a revised operating plan with lower expenses and the execution of a non-binding letter of agreement with AT&T, under which AT&T may provide Excite@Home with $75 million to $85 million in connection with the restructuring of the backbone fiber agreement between the companies and with a joint initiative to maintain and improve current network performance levels. In addition, Excite@Home said it may negotiate additional debt and/or equity financing from third parties, and continue efforts to focus its resources around its broadband franchise through the potential sale or restructuring of its media operations not directly supporting the broadband strategy. If Excite@Home does not achieve its targeted expense reductions or other stated initiatives and raise at least $75 million to $80 million by June 30, 2001, there would be a material adverse impact on Excite@Home's operations and liquidity.

AT&T BROADBAND GROUP HAS SUBSTANTIAL ECONOMIC INTERESTS IN JOINT VENTURES IN WHICH IT HAS LIMITED MANAGEMENT RIGHTS

     AT&T Broadband Group is a partner in several large joint ventures, such as TWE, Texas Cable Partners and Kansas City Cable Partners, in which it has a substantial economic interest but does not have substantial control with regard to management policies or the selection of management. These joint ventures may be managed in a manner contrary to the best interests of AT&T Broadband Group, and the value of AT&T Broadband Group's investment in these joint ventures may be affected by management policies that are determined without input from AT&T Broadband Group or over the objections of AT&T Broadband Group.

AT&T BROADBAND GROUP OPERATIONS AND FINANCIAL RESULTS MAY BE MATERIALLY ADVERSELY AFFECTED BY RESIDUAL LIABILITIES ASSOCIATED WITH THE RESTRUCTURING OF THE ROAD RUNNER JOINT VENTURE AND THE RESULTING TRANSITION TO EXCITE@HOME

     AT&T Broadband Group, through the MediaOne acquisition, acquired an interest in Road Runner, a broadband cable ISP similar to Excite@Home. In December 2000, AT&T Broadband Group and the other cable members of Road Runner agreed to restructure this venture and distribute the assets to the cable members. Consequently, on May 1, 2001, AT&T Broadband Group purchased the Road Runner assets used to support the AT&T Broadband Group high-speed cable Internet subscribers and sold its equity interest in Road Runner to subsidiaries of AOL Time Warner Inc. However, AT&T Broadband Group and AOL Time Warner have agreed to jointly satisfy certain residual liabilities associated with the restructuring of Road Runner in proportion to their prior equity interests in Road Runner. The extent of these residual liabilities cannot be determined at this time and payment of AT&T Broadband Group's portion of such liabilities may have a material adverse affect on its financial condition.

     AT&T Broadband Group intends to migrate its Road Runner high-speed cable Internet subscribers over time to the Excite@Home service. Implementation of this transition may result in unanticipated material delays and financial expense.

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

             RISK FACTORS RELATING TO AT&T CONSUMER SERVICES GROUP
                        AND AT&T BUSINESS SERVICES GROUP

     Prior to the spin-off of AT&T Communications Services, Inc., AT&T Business Services Group includes any retained portion of the value of AT&T Wireless Group, AT&T Broadband Group and AT&T Consumer Services Group, and is thereby subject to risks related to these groups.

AT&T CONSUMER SERVICES GROUP AND AT&T BUSINESS SERVICES GROUP EXPECT THERE TO BE A CONTINUED DECLINE IN THE LONG DISTANCE INDUSTRY

     Historically, prices for voice communications have fallen because of the introduction of more efficient networks and advanced technology, product substitution, deregulation and competition. AT&T Consumer Services Group and AT&T Business Services Group expect these trends to continue and neither group can predict to what extent it may need to reduce its prices in the future to remain competitive. In addition, AT&T Consumer Services Group and AT&T Business Services Group do not expect that they will be able to achieve increased traffic volumes in the near future to sustain their current revenue levels. The extent to which each of AT&T Consumer Services Group's and AT&T Business Services Group's business, financial condition, results of operations and cash flow could be materially adversely affected will depend on the pace at which these industry-wide changes continue and its ability to create new and innovative services to differentiate its offerings, enhance customer retention and retain or grow market share.

AT&T CONSUMER SERVICES GROUP AND AT&T BUSINESS SERVICES GROUP FACE SUBSTANTIAL COMPETITION

     Each of AT&T Consumer Services Group and AT&T Business Services Group currently faces significant competition and expects that the level of competition will continue to increase. AT&T Consumer Services Group and AT&T Business Services Group traditionally have competed with other long distance carriers. In recent years, AT&T Consumer Services Group and AT&T Business Services Group have begun to compete with incumbent LECs, which historically have dominated local telecommunications and with other competitive LECs for the provision of long distance services. Some Regional Bell Operating Companies, or RBOCs, such as Verizon Communications Inc. in New York and SBC Communications Inc. in Texas, Kansas and Oklahoma, already have been permitted to offer long distance services in certain states within their regions and have applications pending with the FCC for authorization to offer long distance service in other states within their regions. In April 2001, Verizon was granted authorization to provide long distance service in Massachusetts. Also in April 2001, SBC filed an application with the FCC for authority to provide long distance communications service in Missouri, and Verizon filed an application seeking such authority in Connecticut. The FCC is due to rule on those requests by July 3 and July 16, respectively. The incumbent LECs presently have numerous advantages as a result of their historic monopoly control over local exchanges. Additionally, in the next few years, AT&T Consumer Services Group and AT&T Business Services Group expect that Verizon and SBC will seek to enter virtually all states in their regions and that other RBOCs will be given permission to offer long distance services within their regions. A continuing trend toward business combinations and alliances in the telecommunications industry may create significant new competitors. Some of AT&T Consumer Services Group's and AT&T Business Services Group's existing and potential competitors have financial, personnel and other resources significantly greater than those of AT&T Consumer Services Group and AT&T Business Services Group.

     Competitive conditions create a risk of market share loss and the risk that customers shift to less profitable, lower margin services. Competitive pressures also create challenges for each of AT&T Consumer Services Group's and AT&T Business Services Group's ability to grow new businesses or introduce new services successfully and execute on its business plan, including, most significantly, the ability to purchase fairly priced access services. Each of AT&T Consumer Services Group and AT&T Business Services Group faces the risk of potential price cuts by its competitors that could materially adversely affect both market share and margins. AT&T Consumer Services Group and AT&T Business Services Group believe that it is unlikely that they will sustain existing price or margin levels.

     AT&T Consumer Services Group and AT&T Business Services Group also face the risk of increasing competition from entities that own their own access facilities, particularly the RBOCs, which have access facilities across vast regions of the United States with the ability to control cost, cycle time and functionality for most end-to-end services in their regions. These entities can preserve large market share and high margins on access services as they enter new markets, including long distance and end-to-end services. This places them in superior position vis-a-vis AT&T Consumer Services Group and AT&T Business Services Group and other competitors that must purchase such high-margin access services. Additionally, AT&T Consumer Services Group and AT&T Business Services Group may initiate price cuts in order to seek to retain market share or to seek to slow decline of market share.

     The cost structure of AT&T Consumer Services Group and AT&T Business Services Group also affects their competitiveness. Each of AT&T Consumer Services Group and AT&T Business Services Group faces the risk that it will not be able to maintain a competitive cost structure if newer technologies favor newer competitors that do not have legacy infrastructure, and as technology substitution continues. Each of AT&T Consumer Services Group's and AT&T Business Services Group's ability to make critical investments to improve cost structure also may be impaired by its current debt obligations.

     AT&T Consumer Services Group and AT&T Business Services Group also may be subject to additional competitive pressures from the development of new technologies and the increased availability of domestic and international transmission capacity. The telecommunications industry is in a period of rapid technological evolution, marked by the introduction of new product and service offerings and increasing satellite, wireless, fiber optic and coaxial cable transmission capacity for services similar to those provided by AT&T Consumer Services Group and AT&T Business Services Group. AT&T Consumer Services Group and AT&T Business Services Group cannot predict which of many possible future product and service offerings will be important to maintain their competitive position or what expenditures will be required to develop and provide these products and services.

THE REGULATORY AND LEGISLATIVE ENVIRONMENT CREATES CHALLENGES FOR AT&T CONSUMER SERVICES GROUP AND AT&T BUSINESS SERVICES GROUP

     Each of AT&T Consumer Services Group and AT&T Business Services Group faces the risk of the impact of the implementation of current regulations and legislation, unfavorable changes in regulation or the introduction of new onerous regulation. These risks include the impact of the following:

     - current law has been implemented in a manner that has not allowed effective entry into local markets due to noncompetitive pricing of access and local service and RBOC systems that do not permit rapid large-scale customer changes from RBOCs to new service providers, and

     - new head-on competition as RBOCs begin to enter the long distance business.

     At present, AT&T Consumer Services Group and AT&T Business Services Group do not believe that many market entry rules have been applied or enforced to allow the economic viability of the various local market access alternatives or effective large scale management of customers. Further, few facilities-based competitors to RBOCs have emerged and there is no significant alternate source of supply for most access and local services. One consequence of this is that AT&T Business Services Group and AT&T Consumer Services Group remain ultimately dependent on RBOCs for supply as RBOCs still represent substantially all of the access and still control cost, cycle times and functionality.

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

     This dependency on supply materially adversely impacts each of AT&T Business Services Group's and AT&T Consumer Services Group's cost structure and its ability to create and market desirable and competitive end-to-end products for customers. Absent more effective application of rules and regulations, RBOCs will be well-positioned to deter new entrants to local service.

     In addition, RBOCs will be entering the long distance business while they still control substantially all the access facilities in their regions. This will likely result in an increased level of competition for long distance or end-to-end services as the services offered by RBOCs expand.

EACH OF AT&T CONSUMER SERVICES GROUP AND AT&T BUSINESS SERVICES GROUP HAS SUBSTANTIAL EXISTING DEBT, WHICH COULD MATERIALLY ADVERSELY AFFECT THEIR FINANCIAL CONDITION AND ABILITY TO OBTAIN FINANCING IN THE FUTURE AND REACT TO CHANGES IN THEIR BUSINESSES; THESE DEBT LEVELS MAY INCREASE IN THE FUTURE

     Each of AT&T Consumer Services Group and AT&T Business Services Group has a significant amount of debt. As of December 31, 2000, AT&T Consumer Services Group's total debt was approximately $4.0 billion, and AT&T Communications Services, Inc.'s total debt was approximately $31.1 billion. Intense competitive pressures, adverse regulatory developments or other factors could cause future debt levels to increase materially. This significant amount of debt could have important consequences to investors. For example, it could:

     - make it more difficult for AT&T Consumer Services Group and AT&T Business Services Group to satisfy their obligations under their credit facilities and to their respective noteholders;

     - increase AT&T Consumer Services Group's and AT&T Business Services Group's vulnerability to general adverse economic and industry conditions, including interest rate fluctuations, to the extent their borrowings are or continue to be at variable rates of interest;

     - require AT&T Consumer Services Group and AT&T Business Services Group to dedicate a substantial portion of their respective cash flow from operations to payments on their debt, which will reduce funds available for working capital, capital expenditures, acquisitions of additional systems and other general corporate expenses;

     - limit AT&T Consumer Services Group's and AT&T Business Services Group's flexibility in planning for, or reacting to, changes in their businesses and the communications industry generally;

     - place AT&T Consumer Services Group and AT&T Business Services Group at a disadvantage compared to their competitors that have proportionately less debt; and

     - limit AT&T Consumer Services Group's and AT&T Business Services Group's ability to borrow additional funds in the future due to applicable financial and restrictive covenants in that debt.

EACH OF AT&T CONSUMER SERVICES GROUP AND AT&T BUSINESS SERVICES GROUP MAY SUBSTANTIALLY INCREASE ITS DEBT LEVEL IN THE FUTURE, WHICH COULD SUBJECT IT TO VARIOUS RESTRICTIONS AND HIGHER INTEREST COSTS AND DECREASE ITS CASH FLOW AND EARNINGS

     Each of AT&T Consumer Services Group and AT&T Business Services Group may substantially increase its debt level in the future, which could subject it to various restrictions and higher interest costs and decrease its cash flow and earnings. It also may be difficult for AT&T Consumer Services Group and AT&T Business Services Group to obtain all the financing they need to fund their businesses and growth strategies on desirable terms. The amount of debt required in the future will depend upon the performance revenue and margin of each group, which in turn may be materially adversely affected by competitive and other pressures. Any agreements governing indebtedness obtained by AT&T Consumer Services Group or AT&T Business Services Group may contain financial and other covenants that could impair AT&T Consumer Services Group's or AT&T Business Services Group's flexibility and restrict its ability to pursue growth opportunities.

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

THE ACTUAL AMOUNT OF FUNDS NECESSARY TO IMPLEMENT EACH OF AT&T CONSUMER SERVICES GROUP'S AND AT&T BUSINESS SERVICES GROUP'S STRATEGY AND BUSINESS PLAN MAY MATERIALLY EXCEED CURRENT ESTIMATES, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The actual amount of funds necessary to implement each of AT&T Consumer Services Group's and AT&T Business Services Group's strategy and business plan may materially exceed AT&T Consumer Services Group's and AT&T Business Services Group's current estimates in the event of various factors, including:

     - competitive downward pressures on revenues and margins,

     - departures from AT&T Consumer Services Group's and AT&T Business Services Group's respective current business plans,

     - regulatory developments,

     - unforeseen competitive developments,

     - technological and other risks,

     - unanticipated expenses,

     - unforeseen delays and cost overruns, and

     - engineering design changes.

     If actual costs do materially exceed AT&T Consumer Services Group's and/or AT&T Business Services Group's current estimates for these or other reasons, this would have a material adverse effect on AT&T Consumer Services Group's and/or AT&T Business Services Group's financial condition and results of operations.

AT&T BUSINESS SERVICES GROUP'S BUILD OUT OF ITS NEXT GENERATION IP BACKBONE NETWORK REQUIRES SUBSTANTIAL CAPITAL REQUIREMENTS AND SUBSTANTIAL CAPITAL EXPENDITURES

     AT&T Business Services Group's business plan will require substantial capital expenditures in connection with its build out of its end-to-end IP connectivity network, including both the next generation IP backbone as well as dedicated IP customer connectivity and hosting facilities. AT&T Business Services Group may not be able to obtain or to obtain sufficient capital on favorable terms. This failure to obtain capital would have a material adverse effect on AT&T Business Services Group, and result in the delay, change or abandonment of its development or expansion plans.

AT&T CONSUMER SERVICES GROUP'S POTENTIAL GROWTH IN DSL IS SUBJECT TO COMMERCIALLY VIABLE ACCESS TO INCUMBENT LEC FACILITIES, AND REQUIRES SUBSTANTIAL CAPITAL EXPENDITURES

     The AT&T Consumer Services Group's business plan will require substantial capital expenditures in connection with its expansion into providing DSL voice and data services. AT&T Consumer Services Group historically has not had to incur these capital expenditures, and it may not be able to obtain sufficient capital on favorable terms or at all. This failure to obtain capital would have a material adverse effect on AT&T Consumer Services Group, and result in the delay, change or abandonment of its development or expansion plans.

AT&T CONSUMER SERVICES GROUP MAY BE SUBJECT TO NON-COMPETE OBLIGATIONS IN A DEFINED GEOGRAPHIC AREA UNTIL 2006 RELATING TO WIRELINE HIGH-SPEED INTERNET ACCESS SERVICES

     As part of the March 28, 2000, agreement among AT&T, Excite@Home, Comcast Corporation and Cox Communications, Inc. relating to the reorganization of the governance and distribution arrangements of Excite@Home, AT&T agreed that until June 4, 2006, AT&T will not provide wireline high-speed Internet access services to residential customers in the United States in areas that are served by the cable systems of Comcast or Cox. AT&T's obligation will terminate automatically as to either Comcast or Cox, if Comcast or Cox, as the case may be, does not continue to use Excite@Home as its primary provider of high-speed cable Internet services in substantially all of its

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

U.S. cable systems. AT&T further agreed to use all reasonable efforts to cause its subsidiaries and affiliates to comply with the provisions, terms and obligations of that agreement that are applicable to them. If this agreement is interpreted to apply to the activities of AT&T Consumer Services Group, it could limit AT&T Consumer Services Group's ability to provide DSL and other wireline high-speed Internet services in the geographic areas where Comcast and Cox have cable systems and could have a material adverse effect on AT&T Consumer Services Group's ability to expand and grow its wireline high-speed Internet business generally or to achieve economies of scale in that business.

SUBSTANTIALLY ALL OF THE TELEPHONE CALLS MADE BY EACH OF AT&T CONSUMER SERVICES GROUP'S AND AT&T BUSINESS SERVICES GROUP'S CUSTOMERS ARE CONNECTED USING OTHER COMPANIES' NETWORKS, INCLUDING THOSE OF ITS COMPETITORS

     AT&T Consumer Services Group principally is a long distance voice telecommunications company. AT&T Consumer Services Group does not own or operate any primary transmission facilities. Accordingly, it must route domestic and international calls made by its customers over transmission facilities leased from AT&T Business Services Group. AT&T Business Services Group provides long distance telecommunications over its own transmission facilities. However, because AT&T Business Services Group's network does not extend to homes, both AT&T Consumer Services Group and AT&T Business Services Group must route calls through a local telephone company to reach AT&T Business Services Group's transmission facilities and, ultimately, to reach their final destinations.

     In the United States, the providers of local telephone service generally are the incumbent LECs, including the RBOCs. The permitted pricing of local transmission facilities that AT&T Consumer Services Group and AT&T Business Services Group lease in the United States is subject to uncertainties. The FCC has issued an order requiring incumbent LECs to price those facilities that both AT&T Consumer Services Group and AT&T Business Services Group would use to provide local exchange and exchange access services at their total element long-run incremental cost, and the Supreme Court upheld the FCC's jurisdiction to set a pricing standard for local transmission facilities provided to competitors. The Eighth Circuit Court of Appeals on remand struck down the FCC's pricing and new element combination rules, but the Supreme Court in January 2001 again agreed to review the Eighth Circuit Court of Appeals's decision. Should the incumbent LECs succeed before the Supreme Court, the result probably would be to increase the cost of incumbent local transmission facilities obtained by AT&T Consumer Services Group and AT&T Business Services Group. Also, AT&T Consumer Services Group and AT&T Business Services Group could expect incumbent LECs to bring additional challenges before U.S. federal and state regulators concerning various aspects of the Supreme Court's ultimate ruling, should incumbent LECs view it unfavorably.

AT&T CONSUMER SERVICES GROUP MUST RELY ON AT&T BUSINESS SERVICES GROUP'S ABILITY TO MAINTAIN, UPGRADE AND REDUCE COSTS ASSOCIATED WITH THE CORE NETWORK, WHICH MAY LEAD TO ADDITIONAL COSTS

     AT&T Consumer Services Group currently is dependent upon AT&T Business Services Group for leased line capacity, data communications facilities, traffic termination services and physical space for offices and equipment. Although AT&T Consumer Services Group expects to enter into a services agreement with AT&T Business Services Group for it to provide these services, if AT&T Business Services Group becomes unwilling or unable to provide its current level of services to AT&T Consumer Services Group during the term of the service agreement or thereafter, AT&T Consumer Services Group may not be able to find replacement service providers on a timely basis. If AT&T Consumer Services Group is required to change providers, AT&T Consumer Services Group would likely experience delays, operational difficulties and increased expenses, and its ability to provide services to customers or expand operations may be impaired.

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FAILURE TO DEVELOP FUTURE BUSINESS OPPORTUNITIES MAY HAVE A MATERIAL ADVERSE
EFFECT ON AT&T CONSUMER SERVICES GROUP'S GROWTH POTENTIAL

     AT&T Consumer Services Group intends to pursue growth opportunities in providing services over a DSL platform, which involve new services for which there are no proven markets. In addition, the ability to deploy and deliver these services relies, in many instances, on new and unproven technology. AT&T Consumer Services Group's DSL platform may not perform as expected and AT&T Consumer Services Group may not be able to successfully develop new enabling systems to effectively and economically deliver these services. In addition, these opportunities require substantial capital outlays to deploy on a large scale. This capital may not be available to support these services. Furthermore, each of these opportunities entails additional operational risks. For example, the delivery of DSL services requires AT&T Consumer Services Group to provide installation and maintenance services, which services AT&T Consumer Services Group has never provided previously. This will require AT&T Consumer Services Group to hire, employ, train and equip technicians to provide installation and repair in each market served, or rely on subcontractors to perform these services. AT&T Consumer Services Group may not be able to hire and train sufficient numbers of qualified employees or subcontract these services, or do so on economically attractive terms. These services may not be successful when they are in place, and customers may not purchase the services offered. If these services are not successful or costs associated with implementation and completion of the roll-out of these services materially exceed those currently estimated by AT&T Consumer Services Group, AT&T Consumer Services Group's financial condition and prospects could be materially adversely affected.

AT&T BUSINESS SERVICES GROUP IS ENGAGED IN STRATEGIC DISCUSSIONS WITH BT REGARDING POTENTIAL TRANSACTIONS WHICH MAY SUBSTANTIALLY AFFECT ITS BUSINESS AND THE CONTEMPLATED TRANSACTIONS

     AT&T Business Services Group and BT are equal owners of the Concert global joint venture, which serves the communications needs of multinational companies and the international calling needs of businesses around the world. AT&T and BT are discussing ways to improve the performance of the business. These discussions include a variety of strategic alternatives to the Concert joint venture, including an acquisition of, or a business combination of our business services unit, upon its planned separation from the remainder of AT&T, with, BT's business services operations. Such a transaction could include all or a substantial portion of BT's business services operations, including BT Ignite and BT's interest in Concert, in exchange for some mixture of cash, equity and/or other instruments in the combined business. These discussions may or may not lead to any acquisition or other business combination and may or may not lead to any change in the existing alliance arrangements. As possible alternatives to such a transaction, we have also been considering a narrowing of Concert's business scope, as well as its termination as a joint venture. There can be no assurances, however, that an agreement could be reached with BT with regard to either of such alternatives. We cannot tell you whether these discussions will continue, whether any of these transactions, or other transactions, will be completed, or the timing or terms of any possible transaction.

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  RISK FACTORS RELATING TO THE SPIN-OFF OF AT&T COMMUNICATIONS SERVICES, INC.

     You should consider the following factors, in addition to the other information contained elsewhere in this document, in connection with the spin-off of AT&T Communications Services, Inc. We refer to the post-spin-off AT&T as "AT&T Broadband Corp."

THE SPIN-OFF WILL REQUIRE AT&T TO RESTRUCTURE A SUBSTANTIAL AMOUNT OF INDEBTEDNESS, WHICH MAY INVOLVE MATERIAL COSTS AND MAY BE DIFFICULT TO COMPLETE

     A substantial portion of AT&T's indebtedness, including its long-term indebtedness, will be allocated to AT&T Business Services Group and AT&T Consumer Services Group. This indebtedness currently is an obligation of AT&T. At or before the time of the spin-off, when AT&T Communications Services, Inc. is separated from historical AT&T, we plan to seek to transfer the indebtedness allocated to AT&T Business Services Group and AT&T Consumer Services Group from historical AT&T to AT&T Communications Services, Inc. We may seek to accomplish this through a variety of measures that may result in increased costs and additional covenants on AT&T Communications Services, Inc.

IF WE COMPLETE THE SPIN-OFF, EACH OF AT&T COMMUNICATIONS SERVICES, INC. AND AT&T BROADBAND CORP. WILL NEED TO OBTAIN FINANCING ON A STAND-ALONE BASIS

     Historically, all financing for AT&T Communications Services, Inc. and AT&T Broadband Corp. was done by AT&T at the parent level. AT&T was able to use its overall balance sheet to finance the operations of AT&T Communications Services, Inc. and AT&T Broadband Corp. If we complete the spin-off, AT&T Communications Services, Inc. and AT&T Broadband Corp. will have to raise financing on a stand-alone basis without reference to AT&T's new overall balance sheet. Following the spin-off, AT&T Communications Services, Inc. and AT&T Broadband Corp. may not be able to secure adequate debt or equity financing on desirable terms. If concerns generally affecting the communications services industry or the broadband industry arise, AT&T Communications Services, Inc. and AT&T Broadband Corp. will lose the benefit of the other's current diverse business profile to support its debt. The cost to each of AT&T Communications Services, Inc. and AT&T Broadband Corp. of stand-alone financing may be materially higher than the cost of financing that AT&T Communications Services, Inc. and AT&T Broadband Corp. incurred as part of AT&T.

     The credit ratings of AT&T Communications Services, Inc. and AT&T Broadband Corp. following the spin-off may be different than the historical ratings of AT&T. After the spin-off, AT&T Communications Services, Inc.'s and AT&T Broadband Corp.'s credit ratings may be different from what they will be prior to the spin-off. Differences in credit ratings affect the interest rate charged on financings, as well as the amounts of indebtedness, types of financing structures and debt markets that may be available to AT&T Communications Services, Inc. and AT&T Broadband Corp. following the spin-off. AT&T Communications Services, Inc. and AT&T Broadband Corp. may not be able to raise the capital they require on desirable terms following the spin-off.

IF WE COMPLETE THE SPIN-OFF, AT&T COMMUNICATIONS SERVICES, INC. AND AT&T BROADBAND CORP. MAY BE UNABLE TO MAKE THE CHANGES NECESSARY TO OPERATE AS INDEPENDENT ENTITIES AND MAY INCUR GREATER COSTS

     If we complete the spin-off, the separation of AT&T Communications Services, Inc. from the Broadband businesses of AT&T may materially adversely affect both AT&T Communications Services, Inc. and AT&T Broadband Corp.

     In particular, following the spin-off, AT&T Communications Services, Inc. and AT&T Broadband Corp. will have no obligation to provide financial, operational or organizational assistance to each other, other than limited services. Each of AT&T Communications Services, Inc. and AT&T

Broadband may not be able to implement successfully the changes necessary to operate independently. Each of AT&T Communications Services, Inc. and AT&T Broadband Corp. also may incur additional costs relating to operating independently that would cause its cash flow and results of operations to decline materially. In addition, although AT&T Consumer Services and AT&T Broadband Corp. may be able to participate in some of each other's supplier arrangements where those arrangements permit this or the vendors agree to this, their respective supplier arrangements may not be as favorable as has historically been the case.

     Agreements to be entered into in connection with the spin-off may provide that the businesses of AT&T Communications Services, Inc. and AT&T Broadband Corp. will be conducted differently and that their relationship will be different from that which has historically been the case. These differences may have a detrimental effect on the results of operations or financial condition of AT&T Communications Services, Inc. or AT&T Broadband Corp.

THE HISTORICAL FINANCIAL INFORMATION OF EACH OF AT&T COMMUNICATIONS SERVICES, INC. AND AT&T BROADBAND GROUP MAY NOT BE REPRESENTATIVE OF ITS RESULTS AS AN INDEPENDENT ENTITY, AND, THEREFORE, MAY NOT BE RELIABLE AS AN INDICATOR OF ITS HISTORICAL OR FUTURE RESULTS

     The historical financial information we have included and incorporated in this document may not reflect what the results of operations, financial position and cash flows of AT&T Communications Services, Inc. and AT&T Broadband Group would have been had they been independent entities during the periods presented. This is because the combined financial statements reflect allocations for services provided to AT&T Communications Services, Inc. and AT&T Broadband Group by AT&T, which allocations may not reflect the costs AT&T Communications Services, Inc. and AT&T Broadband Corp. will incur for similar or incremental services as independent entities. In addition, among other things, the historical financial information we have included does not reflect transactions that are expected to occur in connection with the spin-off. See
"Summary -- Consolidating Condensed Financial Information" and "Selected Historical Financial Data of AT&T Communications Services, Inc."

     This historical financial information also is not reliable as an indicator of future results.

IF WE COMPLETE THE SPIN-OFF, AT&T COMMUNICATIONS SERVICES, INC. WILL GENERALLY BE RESPONSIBLE FOR TAX LIABILITY IF THE SPIN-OFF IS TAXABLE

     Under the separation and distribution agreement to be entered into between AT&T and AT&T Communications Services, Inc., subject to limited exceptions, AT&T Communications Services, Inc. will be responsible for any liability that results from the spin-off failing to qualify as a tax-free transaction. If the spin-off fails to qualify as a tax-free transaction, this liability could have a material adverse effect on AT&T Business Services Group and AT&T Consumer Services Group.

IF WE COMPLETE THE SPIN-OFF, VARIOUS FACTORS MAY INTERFERE WITH AT&T COMMUNICATIONS SERVICES, INC.'S ABILITY TO ENGAGE IN DESIRABLE STRATEGIC TRANSACTIONS AND EQUITY ISSUANCES

     AT&T Communications Services, Inc. may be prevented from engaging in some strategic transactions after the spin-off. The Code restricts the ability of a company that has undergone a tax-free spin-off from certain issuances of shares generally within a two-year period after the spin-off. In addition, the separation and distribution agreement will prohibit AT&T Communications
Services, Inc., for a period of   months following the spin-off, from entering
into certain transactions that could render the spin-off taxable. This may discourage, delay or prevent a merger, change of control, or other strategic or capital raising transaction involving the issuance of equity by AT&T Communications Services, Inc. Provisions of AT&T Communications Services, Inc.'s charter and by-laws, its rights plan and applicable law also may have the effect of discouraging, delaying or preventing change of control transactions that its shareholders find desirable.

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

IF WE COMPLETE THE SPIN-OFF, EACH OF AT&T COMMUNICATIONS SERVICES, INC. AND AT&T BROADBAND CORP. MAY LOSE RIGHTS UNDER AGREEMENTS WITH EACH OTHER IF A CHANGE OF CONTROL OCCURS

     We expect that some of the agreements that AT&T Communications Services, Inc. and AT&T Broadband Corp. expect to enter into in connection with the spin-off, including the brand license agreement, intellectual property agreement, network services agreement and other commercial agreements, will contain provisions that give one party rights in the event of a change of control of the other party. These provisions may deter a change of control. In the event of a change of control, the exercise of these rights could have a material adverse effect on AT&T Communications Services, Inc. or AT&T Broadband Corp.

THE MARKET PRICE AND TRADING VOLUME OF AT&T COMMUNICATIONS SERVICES, INC. COMMON STOCK, THE NEW CONSUMER SERVICES GROUP TRACKING STOCK AND AT&T BROADBAND CORP. COMMON STOCK FOLLOWING THE SPIN-OFF MAY BE VOLATILE AND MAY FACE NEGATIVE PRESSURE

     Before the spin-off, there will be no trading market for shares of AT&T Communications Services, Inc. common stock that holders of AT&T common stock will receive in the spin-off or shares of the new Consumer Services Group tracking stock that holders of AT&T Consumer Services Group tracking stock will receive in exchange for their shares in the spin-off. Investors' interest may not lead to a liquid trading market and the market price of AT&T Communications Services, Inc. common stock, the new Consumer Services Group tracking stock and AT&T Broadband Corp. common stock may be volatile. Following the spin-off, there may be confusion due to the additional shares of stock that represent interests in AT&T Broadband Group, which could materially adversely affect the market price of AT&T Broadband Corp. common stock.

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

               RISK FACTORS RELATING TO AT&T'S RESTRUCTURING PLAN

IF WE DO NOT COMPLETE AT&T'S RESTRUCTURING PLAN AS WE INTEND, THERE MAY BE ADVERSE CONSEQUENCES TO AT&T AND ITS VARIOUS GROUPS

     AT&T's restructuring plan is complicated, and involves a substantial number of steps and transactions. The implementation of AT&T's restructuring plan will require various approvals and be subject to various conditions, including Internal Revenue Service rulings. In addition, future financial conditions, superior alternatives or other factors may arise or occur that make it inadvisable to proceed with part or all of AT&T's restructuring plan, and our board of directors is not obligated to proceed with AT&T's restructuring plan even if all approvals are received and all conditions are satisfied. Also, other events or circumstances, including litigation, could occur that could affect the timing or terms of the restructuring, or our ability to or plans to complete it. In addition, we could decide to propose additional transactions involving AT&T Communications Services, Inc. or AT&T Broadband Corp.

     If we are unable to complete AT&T's restructuring plan as we expect, or the implementation of AT&T's restructuring plan is more complex than we expect, this could have a material adverse effect on AT&T, its businesses or the trading prices of its securities. Any or all of the elements of AT&T's restructuring plan may not occur as we currently expect or in the time frames that we currently contemplate, or at all. Alternative forms of restructuring, including sales of interests in these businesses, would reduce what is available for distribution to shareholders in the restructuring.

AT&T'S RESTRUCTURING PLAN REQUIRES FUNDAMENTAL CHANGES TO AT&T AND AT&T'S BUSINESSES THAT MAY BE HARD TO IMPLEMENT

     If we complete AT&T's restructuring plan, each of AT&T's current businesses will need to make changes in its operations that will require substantial effort and involve substantial risks and costs. These include risks relating to operating as less diversified businesses compared to operating as part of a fully integrated communications company. These changes may materially adversely affect each business's competitive position, operations and financial condition. If any of these businesses is unable to make this transition smoothly or is not able to operate as effectively after the restructuring, the financial position and results of operations of that business could suffer and cause the trading value of securities intended to reflect the financial performance and economic value of that business to decline materially.

THE TOTAL VALUE OF THE SECURITIES ISSUED IN AT&T'S RESTRUCTURING PLAN MIGHT BE LESS THAN THE VALUE OF AT&T COMMON STOCK WITHOUT AT&T'S RESTRUCTURING PLAN

     If we complete AT&T's restructuring plan as we currently contemplate, holders of AT&T common stock who do not dispose of those shares of AT&T common stock eventually will own new securities issued by or intended to reflect the financial performance and economic value of three businesses: AT&T Broadband Group, AT&T Consumer Services and AT&T Communications Services, Inc. The aggregate value of these securities could be less than what the value of AT&T common stock would be without AT&T's restructuring. The trading price of AT&T common stock may decline as a result of the implementation of AT&T's restructuring plan or as a result of other factors.

     If we complete the restructuring, these new securities will begin trading publicly for the first time. Until orderly trading markets develop for each of these new securities, and after that time as well, there may be significant fluctuations in price. Also, we have not yet determined many of the details of AT&T's restructuring plan, and these details could materially adversely impact the value of AT&T common stock, AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock and/or AT&T Communications Services, Inc. common stock.

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

AT&T'S RESTRUCTURING MAY MATERIALLY ADVERSELY IMPACT THE COMPETITIVE POSITION OF AT&T'S BUSINESS UNITS

     In connection with the restructuring, there is a risk that AT&T's separated business units may not be able to create effective intercompany agreements to facilitate effective cost sharing or enter into mutually desirable bundling arrangements. Competition between AT&T's business units in overlapping markets, including consumer markets where cable telephone and DSL solutions may be available at the same time, could result in more downward price pressure. It is expected that the different businesses and companies will share the AT&T brand after the restructuring, which will likely increase this level of competition. In addition, any incremental costs associated with implementing AT&T's restructuring plan may materially adversely affect the different businesses and companies. Additionally, synergies resulting from cooperation and joint ownership among AT&T's groups may be lost due to the restructuring.

AT&T'S GROUPS WILL COMPETE WITH EACH OTHER AND EACH GROUP'S RESULTS MAY BE MATERIALLY ADVERSELY IMPACTED BY CONFUSION IN THE MARKETPLACE DUE TO MULTIPLE USES OF THE AT&T BRAND

     AT&T Broadband Group, AT&T Business Services Group, AT&T Wireless Group and AT&T Consumer Services Group all are in the communications business and may compete with each other under some circumstances. None of the groups is prohibited from competing with the other groups, although their use of the AT&T brand in these circumstances may be restricted. All groups' use of the AT&T brand in many of these circumstances will be subject to guidelines intended to reduce customer confusion. Nevertheless, the multiplicity of AT&T-branded offerings may lead to confusion in the marketplace concerning the groups, resulting in potential competitive disadvantage and/or devaluation of the AT&T brand.

FOLLOWING THE SPIN-OFF, AT&T BROADBAND CORP. COULD INCUR MATERIAL TAX LIABILITIES IN CONNECTION WITH CERTAIN TRANSACTIONS

     AT&T Broadband Corp. may incur material federal income tax liabilities as a result of certain issuances of shares or change of control transactions with respect to AT&T Broadband Corp., Liberty Media Corporation, AT&T Wireless Services, Inc. or AT&T Communications Services, Inc. Under the Code, a split-off/spin-off that is otherwise tax-free may be taxable to the distributing company (i.e., AT&T Broadband Corp.) if, as a result of certain transactions occurring generally within a two-year period after the split-off/spin-off, non-historic shareholders acquire 50% or more of the distributing company or the spun-off company. Transactions with respect to AT&T Broadband Corp. could cause all three split-offs/spin-offs to be taxable to AT&T Broadband Corp. Under separate intercompany agreements between AT&T Broadband and each of Liberty Media Corporation, AT&T Wireless Services, Inc. and AT&T Communications Services, Inc., AT&T Broadband Corp. generally will be entitled to indemnification from the spun-off company for any liability that results from the split-off/spin-off failing to qualify as a tax free transaction, unless, in the case of AT&T Wireless Services, Inc. and AT&T Communications Services, Inc., such liability was caused by post split-off/spin-off transactions with respect to the stock or assets of AT&T Broadband Corp.

     If a subsequent transaction were to cause one or more of the split-offs/spin-offs to be taxable to AT&T Broadband Corp., such tax liability could have a material adverse effect on AT&T Broadband Corp. To the extent AT&T Broadband Corp. is entitled to an indemnity with respect to such liability, AT&T Broadband Corp. would be required to collect such claim on an unsecured basis. Furthermore, these rules could effectively delay or prevent a merger, change of control, or other strategic or capital raising transactions involving the issuance of equity by AT&T Broadband Corp.

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

FOLLOWING THE SPIN-OFF, AT&T BROADBAND CORP. WILL BE LIABLE FOR HISTORICAL AT&T LIABILITIES FROM WHICH AT&T BROADBAND CORP. IS NOT RELEASED, EVEN IF NOT ALLOCATED TO AT&T BROADBAND GROUP

     Following the spin-off, AT&T Broadband Corp., as historical AT&T, will be burdened with any AT&T liabilities from which AT&T Broadband Corp. is not released, even if not allocated to AT&T Broadband Group. For example, AT&T has a number of contractual obligations and liabilities, as well agreements governing financial instruments, such as long-term indebtedness, guarantees and letters of credit. To the extent these agreements do not permit the transfer and assumption of the underlying liabilities and the release of AT&T Broadband Corp., AT&T will have to seek the consents of the counterparties to effectuate such transfer, assumption and release. The counterparties may be unwilling to provide such consents, in which case AT&T Broadband Corp. would remain liable for these liabilities to third parties. AT&T Broadband Corp. will be indemnified by AT&T Communications Services, Inc. for liabilities that are allocated to AT&T Communications Services, Inc. but not transferred. However, to the extent AT&T Broadband Corp. is entitled to an indemnity with respect to these liabilities, AT&T Broadband Corp. would be required to collect these claims on an unsecured basis.

AT&T AND ITS GROUPS MAY BE MATERIALLY ADVERSELY AFFECTED BY AT&T'S INCREASED OVERALL DEBT LEVELS

     AT&T currently is pursuing various measures to seek to reduce its debt level. However, if these efforts cannot be completed successfully or at levels, on the terms and within the time frame contemplated, or if AT&T's liquidity needs increase as a result of further revenue or margin deterioration, AT&T's financial condition, and that of its groups, would be materially adversely affected. AT&T and its groups would be materially adversely affected by a weakening of the overall market for corporate credit or ratings downgrades. AT&T's current debt level itself may materially adversely affect the company and each of its groups by impairing their respective financial flexibility, ability to pursue acquisitions or make capital expenditures and by otherwise impacting investment decisions that could materially impair each group's growth and ability to compete.

     AT&T and its groups may not be able to obtain financing on terms that are acceptable to it. AT&T's debt ratings have been under review by rating agencies. As a result of this review, AT&T's ratings have been either downgraded and/or put on credit watch with negative outlook. These actions will result in an increased cost of future borrowings and can limit access to financing. AT&T's failure to complete the restructuring plan as contemplated may impact its liquidity.

     At December 31, 2000, AT&T had total indebtedness of approximately $65 billion with the short-term portion of that at $31.9 billion. AT&T's ability to meet these obligations depends upon its credit ratings, market conditions and business results. AT&T continues to investigate and negotiate other financing alternatives including the monetization of publicly held securities, sales of certain non-strategic assets and investments, and securitization of certain accounts receivable, as well as a $6.5 billion debt offering by AT&T Wireless Services, Inc. in the first quarter 2001. AT&T has increased its $10 billion line of credit to $25 billion, which was subsequently reduced to $17.5 billion following the NTT DoCoMo, Inc., or DoCoMo, investment, the AT&T Wireless Services, Inc. debt offering and the sale of its interest in Japan Telecom. In addition, AT&T plans to retire a portion of the short-term debt with all or a part of the funds from a planned 2001 offering of AT&T Broadband Group tracking stock although that offering may not occur as expected. AT&T also plans in the future to dispose of its interests in TWE and Cablevision as well as its retained interest in AT&T Wireless Services, Inc. (except for approximately $3 billion in shares of AT&T Wireless Services, Inc.).

AT&T AND ITS GROUPS MAY BE MATERIALLY ADVERSELY AFFECTED BY FURTHER RATINGS DOWNGRADES

     AT&T's senior debt ratings and two of its short-term debt ratings were reduced in late 2000 by Standard & Poor's Rating Services to A and A1; by Moody's Investors Service, Inc. to A2 and P1; and by Fitch, Inc. to A- and F1. Both AT&T's short-term and long-term ratings remain under review for further downgrade at Standard & Poor's and Moody's Investors Service.

     Late last year, AT&T initiated a debt reduction plan, against which it has continued to make progress. However, at the same time, AT&T has seen deterioration in the results of its core communication services businesses. It is unclear as to how the rating agencies will balance these developments in their ratings assessments, but there is a material risk that AT&T could be further downgraded. We currently are in the process of reviewing the financial results and long-term financial projections of the AT&T groups with the rating agencies. Given that our ratings remain under review at Standard & Poor's and Moody's Investors Services, further ratings actions could occur at any time.

     If AT&T were to be further downgraded, access to capital could be disrupted and the cost of capital would likely increase. AT&T has access to the commercial paper market today which is sufficient to satisfy its short-term borrowing needs. In the event of a further short-term rating downgrade or downgrades, the level of issuance capacity available to AT&T would likely contract and could be exceeded by our short-term borrowing needs. In this case, AT&T could access the $25 billion bank credit facility put in place on December 28, 2000 to serve as a commercial paper back-up source of liquidity. The $25 billion bank credit facility was reduced to $17.5 billion during May 2001 as we made progress in our deleveraging efforts. The cost of any short-term borrowing under the bank facility would likely be higher than the cost of commercial paper borrowings for AT&T today, and could be even higher depending upon market conditions. In addition, the access to this bank facility extends only until December 28, 2001 and could be reduced to as low as $10 billion if we continue to make progress in our deleveraging efforts. To the extent that the combined outstanding short-term borrowings under the bank credit facility and AT&T's commercial paper program were to exceed the market capacity for such borrowings at the expiration of the bank credit facility, AT&T's continued liquidity would depend upon our ability to reduce such short-term debt through a combination of capital market borrowings, asset sales, operational cash generation, capital expenditure reduction and other means. Our ability to achieve such objectives is subject to a risk of execution and such execution could materially impact AT&T's operational results. In addition, the cost of any capital market financing could be significantly in excess of AT&T's historical financing costs. Also, AT&T could suffer negative banking, investor, and public relations repercussions if we were to draw upon the bank facility, which is intended to serve as a back-up source of liquidity only. Such impacts could cause further deterioration in our cost and access to capital.

     Furthermore, according to the terms of the bank credit facility, AT&T's ability to split off AT&T Wireless Group is contingent upon AT&T's senior debt rating, as determined by Standard & Poor's and Moody's Investors Service, not falling below BBB+ and Baa1, respectively. Failure to split off AT&T Wireless Group by early 2002 would permit DoCoMo to elect to require AT&T to repurchase its interest in AT&T for an aggregate purchase price of $9.8 billion plus a predetermined rate of interest, which could further limit the availability and increase the cost of financing.

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

                              THE SPECIAL MEETING

GENERAL

     We are mailing this proxy statement and the accompanying proxy card
beginning           , 2001 to holders of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock in connection with the solicitation of proxies by our board of directors for use at the special meeting. We solicit proxies to give all shareholders on the record date an opportunity to vote on matters that will come before the special meeting. This procedure is necessary because shareholders live in all states and abroad and many may not be able to attend the special meeting. You can vote or let us vote your shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock or AT&T Wireless Group preferred tracking stock only if you are present in person or represented by proxy. A form of proxy is being provided to holders of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock with this proxy statement. Information with respect to the execution and revocation of proxies is provided under "-- Proxies; Revocability of Proxies; Cost of Solicitation."

     Registered shareholders (those that hold shares directly or through AT&T plans rather than through a bank or broker) can simplify their voting and save
AT&T expense by calling           or voting via the Internet at           .
Telephone and Internet voting information is provided on the proxy card. A Control Number is designed to verify shareholders' identities and allow them to vote their shares and confirm that their voting instructions have been properly recorded. The Control Number is located above the shareholder's name and address in the lower left section of the proxy card. If you hold your shares through a bank or broker, you will receive separate instructions on the form you receive. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

     At the special meeting, holders of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock eligible to vote will be asked to consider and vote upon approval and adoption of each of the charter amendment proposals and the incentive plan proposals and the ratification and approval of the spin-off proposal. For more information, see "The Broadband Charter Amendment Proposal," "The Consumer Services Charter Amendment Proposal," "The Incentive Plan Proposals" and "The Spin-off Proposal."

DATE, TIME AND PLACE OF THE SPECIAL MEETING; RECORD DATE

     The special meeting is scheduled to be held at      a.m., local time, on
             ,           , 2001, at      . Our board of directors has fixed the
close of business on              as the record date for determination of
holders of AT&T common stock and holders of           entitled to notice of and
to vote at the special meeting. On           , 2001, there were outstanding
          shares of AT&T common stock and           shares of AT&T Wireless
Group tracking stock,           shares of Class A Liberty Media Group common
stock,           shares of Class B Liberty Media Group common stock and
          shares of AT&T Wireless Group preferred tracking stock.

     We expect that representatives from PricewaterhouseCoopers LLP, independent accountants for AT&T, will be present at the special meeting, have the opportunity to make a statement if they so desire and be available to respond to appropriate questions.

VOTE REQUIRED; QUORUM

     Approval of each of the charter amendment proposals requires a majority of the combined voting power of all outstanding shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock, voting together as a class, to vote in its favor. Approval of each of the incentive plan proposals requires a majority of the votes cast by all outstanding shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock, voting together as a class, to vote in its favor. For the separation and the spin-off of AT&T Communications Services, Inc., we are also seeking the affirmative vote of a majority of the combined voting power of all outstanding shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock, voting together as a class. Each share of AT&T common stock has one vote on each matter properly brought before the special meeting. Each share of Class B Liberty Media Group tracking stock has 0.375 of a vote, each share of Class A Liberty Media Group tracking stock has 0.0375 of a vote, each share of AT&T Wireless Group tracking stock has 0.5 of a vote, and each share of AT&T Wireless Group preferred tracking stock has 250 votes on each of these matters. If we complete our planned split-offs of Liberty Media Group and AT&T Wireless Group prior to the record date for determining shareholders eligible to vote on the proposals, shares of Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock will not be eligible to vote on the proposals.

     The presence, either in person or by proxy, of holders of 40% of the shares entitled to vote on the proposals to be presented to shareholders at the special meeting is necessary to constitute a quorum at the special meeting. Shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock represented by a properly completed proxy will be treated as present at the special meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. See "-- Proxies; Revocability of Proxies; Cost of Solicitation" for more information.

PROXIES; REVOCABILITY OF PROXIES; COST OF SOLICITATION

     If a shareholder attends the special meeting, the shareholder may vote by ballot. However, many shareholders may be unable to attend the special meeting. Therefore, our board of directors is soliciting proxies so that each holder of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock at the close of business on the record date has the opportunity to vote on the proposals to be considered at the special meeting.

     Registered shareholders can simplify their voting and save us expense by
calling 1-800-     or by voting via the Internet at           . We provide
telephone and Internet voting information on the proxy card. A Control Number, located above the shareholder's name and address on the lower left of the proxy card, is designed to verify the shareholder's identity, allow the shareholder to vote the shareholder's shares and confirm that we have properly recorded the shareholder's voting instructions.

     If you do not choose to vote by telephone or Internet, you still may return your proxy card, properly signed, and we will vote the shares in accordance with your directions. You can specify your choices by marking the appropriate boxes on your proxy card. If you sign and return your proxy card without specifying choices, we will vote the shares as recommended by our board of directors. Abstentions marked on your proxy card are voted neither FOR nor AGAINST, but we count these shares in determining a quorum for each of the proposals. Abstentions have the effect of a vote against the charter amendment proposals and the spin-off proposal and have no effect on the incentive plan proposals. IF YOU DO VOTE BY TELEPHONE OR VIA THE INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.

     If you wish to give your proxy to someone other than the Proxy Committee, you must cross out all three names appearing on your proxy card and insert the name of another individual or individuals (not more than three). The individual or individuals representing you must then present your signed proxy card at the special meeting.

     The proxy card also confers discretionary authority on the individuals appointed by our board of directors and named on the proxy card to vote the shares represented by the proxy card on any other matter that is properly presented for action at the special meeting. No proxies instructing that they be

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

voted AGAINST or ABSTAIN from voting on the charter amendment proposals, the incentive plan proposals or the spin-off proposal will be voted in favor of any adjournment of the special meeting to solicit additional proxies. You may revoke your proxy at any time before it is voted at the special meeting by executing a later-dated proxy by telephone, via the Internet or mail, by voting by ballot at the special meeting, or by filing an instrument of revocation with the inspectors of election in care of the Vice President -- Law and Secretary of AT&T.

     IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER, FOLLOW THE VOTING INSTRUCTIONS ON THE FORM YOU RECEIVE. BROKER NON-VOTES WILL BE TREATED AS SHARES OF AT&T COMMON STOCK THAT ARE PRESENT AND ENTITLED TO VOTE AT THE SPECIAL MEETING FOR PURPOSES OF DETERMINING WHETHER A QUORUM EXISTS AND WILL HAVE THE SAME EFFECT AS VOTES AGAINST APPROVAL OF EACH OF THE CHARTER AMENDMENT PROPOSALS AND THE SPIN-OFF PROPOSAL AND WILL HAVE NO EFFECT ON THE APPROVAL OF THE INCENTIVE PLAN PROPOSALS. THE AVAILABILITY OF TELEPHONE AND INTERNET VOTING WILL DEPEND ON THE BANK'S OR BROKER'S VOTING PROCESSES.

     YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE BY TELEPHONE, VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. If you do attend the special meeting, you may vote by ballot, thereby canceling any proxy previously given.

     The cost of soliciting proxies in the accompanying form will be borne by AT&T. In addition to solicitations by mail, a number of regular employees of AT&T and of its subsidiaries may solicit proxies in person or by telephone. AT&T
has retained           to aid in the solicitation of proxies, at an estimated
cost of $          plus reimbursement of reasonable out-of-pocket expenses. In
addition, AT&T has retained           to answer telephone inquiries from
shareholders for a variable fee equal to $          per call, depending on the
type of call.

VOTING SHARES HELD IN DIVIDEND REINVESTMENT AND SAVINGS PLANS

     If you are a participant in the AT&T Shareowner Dividend Reinvestment and Stock Purchase Plan or the AT&T Employee Stock Purchase Plan, your proxy card will represent the number of full shares in either of those accounts on the record date as well as shares registered in your name. If you are an employee shareholder participating in the AT&T Employee Stock Ownership Plan, the AT&T Long Term Savings Plan for Management Employees, the AT&T Long Term Savings and Security Plan, the AT&T Retirement Savings and Profit Sharing Plan, the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees, the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan, the Liberty Media 401(k) Savings Plan, the Liberty Media 401(k) Savings Plan of Puerto Rico, the Long Term Savings Plan (for AT&T Broadband & Internet Services), or the Long Term Savings Plan -- San Francisco (for AT&T Broadband & Internet Services), your proxy card also will serve as a voting instruction for the trustees of these plans for accounts registered in the same name. The trustees of these trust plans will not vote shares for which they have not received proxy instructions, except for shares in the employer shares fund in the AT&T Long Term Savings and Security Plan, which shares the trustee will vote in its discretion.

SPECIAL MEETING ADMISSION

     IF YOU ARE A REGISTERED SHAREHOLDER AND PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE DETACH AND RETAIN THE ADMISSION TICKET AND MAP THAT WE HAVE ATTACHED TO YOUR PROXY CARD. IF YOU CHOOSE TO VOTE BY MAIL AND ALSO PLAN TO ATTEND THE SPECIAL MEETING, PLEASE BE SURE TO MARK THE "SPECIAL MEETING" BOX WHEN YOU RETURN YOUR PROXY CARD. A BENEFICIAL OWNER THAT PLANS TO ATTEND THE SPECIAL MEETING MAY OBTAIN AN ADMISSION TICKET IN ADVANCE BY SENDING A WRITTEN REQUEST, WITH PROOF OF OWNERSHIP, SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT, TO: MANAGER -- PROXY, AT&T CORP., 295 NORTH MAPLE AVENUE, ROOM 1216L2, BASKING RIDGE, NEW JERSEY 07920. WE WILL BASE ADMITTANCE TO THE SPECIAL MEETING UPON AVAILABILITY OF SEATING.

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

     Subject to seating availability, we will admit shareholders that do not present admission tickets at the special meeting upon verification of ownership at the admissions counter.

               is fully accessible to disabled persons, and sign interpretation and wireless headsets will be available for our hearing-impaired shareholders.

CONFIDENTIAL VOTING

     For many years, we have had a confidential voting policy. In 1998, we formalized this policy by amending our by-laws so that all proxies and other voting materials, including telephone and Internet voting, are kept confidential and are not disclosed to AT&T or its officers and directors, subject to standard exceptions. These documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. This new by-law provision cannot be amended, rescinded or waived, except by a shareholder vote. One independent inspector of election, an officer of The Corporation Trust Company, has been appointed.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     Our board of directors has approved each of the charter amendment proposals, the incentive plan proposals and the spin-off proposal and recommends that shareholders vote FOR each of the charter amendment proposals, the incentive plan proposals and the spin-off proposal.

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

                    REASONS FOR THE RESTRUCTURING PROPOSALS

     The creation of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock and the spin-off of AT&T Communications Services, Inc. are part of our previously announced plan to restructure AT&T. Our board of directors recommended these actions based on its view that AT&T's restructuring plan would promote greater market recognition of the value of the various AT&T businesses. Our board of directors considered the following factors among others in approving, and recommending that shareholders approve, the charter amendment proposals and the spin-off.

WE EXPECT AT&T'S RESTRUCTURING PLAN TO CREATE MORE FOCUSED AND FLEXIBLE MANAGEMENT TEAMS BOTH BEFORE AND AFTER THE SPIN-OFF

     If the proposals are approved and implemented, we believe that each of our groups -- AT&T Broadband Group, AT&T Consumer Services Group and AT&T Business Services Group -- will be a smaller, but more focused and flexible, business unit, in a better position to implement its respective business strategy and serve its customers more effectively though quicker decision making, more efficient deployment of resources, increased operational agility and enhanced responsiveness to customers and markets and technological changes.

GREATER MARKET RECOGNITION OF VALUE

     AT&T believes that issuing securities intended to reflect the separate performance of each of AT&T Broadband Group, AT&T Consumer Services Group and AT&T Business Services Group will result in greater market recognition and realization of the value, individually and collectively, of AT&T and its distinct lines of business represented by each of the groups and allow the market to evaluate each group's results against those of its competitors. Similarly, following the spin-off, as separate, stand-alone entities, AT&T Broadband Corp. and AT&T Communications Services, Inc. will offer more focused investment opportunities than those presented by a diversified AT&T. For example, we believe that the fundamental structural decline in long distance revenue and profit makes it harder for the market to discern the growth potential of our broadband and data/IP services businesses. We expect that this will promote a more efficient equity valuation of both AT&T Broadband Corp. and AT&T Communications Services, Inc. than if both were to be valued together as a part of a larger, diversified company.

GREATER FINANCIAL AND STRATEGIC FLEXIBILITY

     AT&T believes that the creation of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock will provide AT&T (and, later, AT&T Communications Services, Inc.) with greater financial flexibility. AT&T expects that each tracking stock will assist its related group in meeting its capital needs by creating an additional publicly traded equity security that the group can use to raise capital. In addition, the creation of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock prior to the spin-off will allow AT&T to issue AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock in potential group-specific acquisitions and investments prior to the spin-off. This would allow shareholders of an entity that AT&T Broadband Group or AT&T Consumer Services Group acquires the opportunity to participate more directly in the success of the business in which that entity engages rather than participating in the much larger and more diversified AT&T enterprise.

     In addition, the restructuring plan also is intended to permit each of our businesses to target a debt and equity profile consistent with its own needs and comparable companies in its industry and to prioritize its capital and invest in its own growth.

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

     Following the spin-off, with enhanced market recognition of the value of each of AT&T Broadband Corp. and AT&T Communications Services, Inc., we expect each company to be better positioned to pursue strategic acquisitions to grow its businesses.

INCREASED SHAREHOLDER CHOICE

     A corporation typically uses tracking stocks in situations where the corporation has two or more businesses that have different investor profiles. In this case, AT&T Broadband Group is a higher-risk, higher-growth potential business focused on a distinct set of products and services, which contrast with the more mature core businesses of AT&T Consumer Services Group. AT&T Consumer Services Group consists of businesses offering a particular set of services and targeting a particular type of customer, distinct from AT&T Business Services Group. AT&T believes that the creation and issuance of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock will provide investors with greater choice among the different types of investment currently embedded in AT&T.

     The creation of the tracking stocks is expected to be followed by the spin-off, which will create two separate, distinct companies with different investor profiles. Thus, the spin-off is intended to provide investors with an opportunity to make an investment in different, separate entities and choose the one(s) better suited to their investment needs without necessarily investing in any other one.

REDUCE INDEBTEDNESS

     AT&T believes that the creation and public offering of AT&T Broadband Group tracking stock will raise funds that will allow AT&T to reduce its outstanding indebtedness. By reducing indebtedness, AT&T intends to improve its financial position and its credit rating.

MANAGEMENT INCENTIVES

     PRE-SPIN-OFF

     We believe the existence of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock will permit the creation of more effective management incentive and retention programs. In particular, we will be able to grant stock options and other incentive awards to employees of each group that are tied more directly to the performance of that group.

     POST-SPIN-OFF

     We expect the spin-off to enhance each of AT&T Broadband Corp.'s and AT&T Communications Services, Inc.'s employees' motivation and to strengthen each company's management's focus through incentive compensation programs tied to the market performance of its separate common stock. The spin-off will enable each of AT&T Broadband Corp. and AT&T Communications Services, Inc. to offer its employees compensation more directly linked to the performance of its business than if both were a part of a single corporation, which we expect will enhance each company's ability to attract and retain qualified personnel.

OTHER CONSIDERATIONS

     In addition, our board of directors considered other factors relating to the charter amendment proposals and the spin-off, including that we expect that implementation of the charter amendments and the completion of the spin-off will not be taxable for U.S. federal income tax purposes to us, to AT&T Communications Services, Inc. or to our shareholders.

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

     Our board of directors also considered the following potential adverse consequences of the creation of the tracking stocks and the completion of the spin-off, including the following:

     - with regard to the tracking stocks, our board of directors considered that:

       -- there can be no assurance as to the degree to which the market price of the tracking stocks will reflect the separate performance of the respective groups, and

       -- holders of common stock and of the tracking stocks will continue to bear the risks associated with an investment in a single corporation and all of AT&T's businesses, assets and liabilities;

     - with regard to the spin-off, our board of directors considered that:

       -- there can be no assurance as to the market for, or the trading prices of, AT&T Broadband Corp. common stock and AT&T Communications Services, Inc. common stock following the spin-off,

       -- the lack of diversification and smaller size could affect each of AT&T
          Broadband Corp.'s and AT&T Communications Services, Inc.'s ability to achieve economies of scale, could create capital and size constraints that did not previously exist, could create increased costs due to decreased purchasing power and could limit each company's ability to obtain financing, and

       -- as more focused companies, the earnings of each of AT&T Broadband
          Corp. and AT&T Communications Services, Inc. will be more closely tied to its particular performance and its industry performance and as a result their securities could be subject to greater volatility.

     Our board of directors also considered the risk factors related to the creation of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock, described under "Risk Factors Relating to the Tracking Stock Amendments," and the spin-off described under "Risk Factors Relating to the Spin-off of AT&T Communications Services, Inc."

     Our board of directors believes, however, that, on balance, the positive aspects of the tracking stocks and the spin-off outweigh any potentially adverse consequences.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     Our board of directors has approved each of the charter amendment proposals, the incentive plan proposals and the spin-off proposal and recommends that shareholders vote FOR each of the charter amendment proposals, the incentive plan proposals and the spin-off proposal.

                    THE BROADBAND CHARTER AMENDMENT PROPOSAL

     The description of the material terms of the Broadband charter amendment proposal set forth below is not complete. We qualify this description by reference to the form of proposed charter amendment, a copy of which we have attached as Appendix A to this proxy statement. We urge all shareholders to read it in its entirety.

GENERAL

     We are proposing the following amendment to our charter, which we refer to as the Broadband charter amendment proposal:

     Broadband Group tracking stock amendment -- an amendment to create a new class of common stock called Broadband Group common stock, par value $1.00 per share, which we intend to reflect the financial performance and economic value of our broadband services business. We refer to this stock as "AT&T Broadband Group tracking stock."

     Approval of the Broadband charter amendment proposal requires a majority of the combined voting power of all outstanding shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock to vote in its favor. OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL. Any shares not voted, whether by abstention, broker non-vote or otherwise, have the effect of a vote against the Broadband charter amendment proposal.

BROADBAND GROUP TRACKING STOCK AMENDMENT

     The Broadband Group tracking stock amendment would, among other things:

     - Define "AT&T Broadband Group," the financial performance and economic value of which we intend AT&T Broadband Group tracking stock to reflect. AT&T Broadband Group will consist of the assets and liabilities shown in the combined balance sheets of AT&T Broadband Group and will include:

        -- AT&T's cable television and cable telephony customers;

        -- AT&T's cable television and cable telephony licenses that solely support cable telephony;

        -- AT&T's cable television and cable telephony systems and operations that solely support cable telephony;

        -- AT&T's cable television and cable telephony support infrastructure, including ordering, provisioning, billing and care;

        -- AT&T's interest in partnerships and affiliates providing cable television services, such as Cablevision and TWE; and

        -- AT&T's interest in partnerships and affiliates providing high-speed cable Internet services, such as Excite@Home.

     - Establish the terms of AT&T Broadband Group tracking stock, consisting of authorized shares and entitling the holders of AT&T
       Broadband Group tracking stock to        of a vote per share, voting as
       one class with all other classes and series of AT&T common stock and preferred stock of AT&T with respect to all matters to be voted upon by AT&T shareholders, except as otherwise required by the NYBCL or by the terms of any other class or series of AT&T capital stock.

     We include a more complete description of AT&T Broadband Group tracking stock under "-- Terms of the Broadband Group Tracking Stock Amendment."

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

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS HAS APPROVED THE BROADBAND CHARTER AMENDMENT PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE BROADBAND CHARTER AMENDMENT PROPOSAL.

TERMS OF THE BROADBAND GROUP TRACKING STOCK AMENDMENT

     GENERAL

     If we adopt the Broadband Group tracking stock amendment, we will amend our
charter to authorize                billion shares of AT&T Broadband Group
tracking stock. If we adopt the Consumer Services Group tracking stock
amendment, we will amend our charter to authorize      billion shares of AT&T
Consumer Services Group tracking stock. Currently, 16.5 billion shares of AT&T capital stock are authorized, consisting of 100 million shares of preferred stock, of which 812,511.778 million are shares of AT&T Wireless Group preferred tracking stock, par value $1.00 per share, and 16.4 billion shares of common stock, of which 6.0 billion are shares of AT&T common stock, par value $1.00 per share, 4.0 billion are shares of Class A Liberty Media Group common stock, par value $1.00 per share, 400 million are shares of Class B Liberty Media Group common stock, par value $1.00 per share, and 6.0 billion are shares of AT&T Wireless Group tracking stock, par value $1.00. We refer to Class A Liberty Media Group common stock and Class B Liberty Media Group common stock together as Liberty Media Group tracking stock. We sometimes refer to AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock together as AT&T
Wireless Group tracking stocks. As of                , 2001, we had outstanding
               shares of AT&T common stock,                shares of Class A
Liberty Media Group tracking stock,                shares of Class B Liberty
Media Group tracking stock,                shares of AT&T Wireless Group
tracking stock and                shares of AT&T Wireless Group preferred
tracking stock.

     EFFECT UPON OTHER AT&T TRACKING STOCKS

     The Broadband Group tracking stock amendment would not affect the substantive provisions relating to Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Consumer Services Group tracking stock.

     AT&T BROADBAND GROUP

     We intend AT&T Broadband Group tracking stock to reflect the financial performance and economic value of AT&T Broadband Group. The Broadband Group tracking stock amendment defines "AT&T Broadband Group" generally as the interest of AT&T or any of its subsidiaries in all of the businesses, assets and liabilities reflected in the unaudited combined financial statements of AT&T Broadband Group, dated December 31, 2000, as included in this proxy statement, including any successor to AT&T Broadband Group by merger, consolidation or sale of all or substantially all of its assets. The Broadband Group tracking stock amendment contains adjustments to the definition of "AT&T Broadband Group" to reflect, among other things, related assets and liabilities (including contingent liabilities), net income and net losses arising after the date of these financial statements, contributions and allocations of assets, liabilities and businesses between the groups and acquisitions and dispositions.

     The retained portion of the value of AT&T Broadband Group represented by AT&T common stock will be included in AT&T Business Services Group. See "-- AT&T Broadband Group Allocation Fraction."

     AT&T BROADBAND GROUP ALLOCATION FRACTION

     The Broadband Group tracking stock amendment defines the "AT&T Broadband Group allocation fraction" to represent the interest in the financial performance and economic value of

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

AT&T Broadband Group reflected by AT&T Broadband Group tracking stock issued to the public. At any time that all of the interest in the financial performance and economic value of AT&T Broadband Group is not reflected by the outstanding AT&T Broadband Group tracking stock, this fraction will be used, in effect, to allocate to AT&T Business Services Group the right to participate in any dividend, distribution or liquidation payment made to holders of AT&T Broadband Group tracking stock. This right to participate will reflect the retained portion of value of AT&T Business Services Group in AT&T Broadband Group. At any time that all of the interest in the financial performance and economic value of AT&T Broadband Group is fully reflected by the outstanding AT&T Broadband Group tracking stock, this fraction will equal one.

     Subject to the criteria we describe below, this fraction is subject to adjustment from time to time as our board of directors deems appropriate:

     - to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of AT&T Broadband Group tracking stock and stock dividends payable in shares of AT&T Broadband Group tracking stock;

     - to reflect the fair market value of contributions or allocations by AT&T of cash, property or other assets or liabilities from other AT&T groups to AT&T Broadband Group (or vice versa), or of cash or property or other assets or liabilities of other AT&T groups to, or for the benefit of, employees of AT&T Broadband Group in connection with employee benefit plans or arrangements of AT&T or any of its subsidiaries (or vice versa);

     - to reflect the number of shares of AT&T capital stock contributed to, or for the benefit of, employees of AT&T Broadband Group in connection with benefit plans or arrangements of AT&T or any of its subsidiaries;

     - to reflect repurchases by AT&T of shares of AT&T Broadband Group tracking stock for the account of AT&T Broadband Group;

     - to reflect issuances of AT&T Broadband Group tracking stock for the account of AT&T Broadband Group;

     - to reflect dividends or other distributions to holders of AT&T Broadband Group tracking stock, to the extent no payment is made to AT&T Business Services Group; and

     - under other circumstances as our board of directors determines appropriate to reflect the economic substance of any other event or circumstance.

     In addition, in determining the percentage interest of holders of AT&T Broadband Group tracking stock in any particular dividend or other distribution, we will reduce the economic interest of holders of AT&T Broadband Group tracking stock to reflect dilution arising from shares of AT&T Broadband Group tracking stock reserved for issuance upon conversion, exercise or exchange of other securities that are entitled to participate in this dividend or other distribution.

     The Broadband Group tracking stock amendment provides that any adjustment of this kind must be made in a manner that our board of directors determines to be fair and equitable to holders of AT&T common stock and AT&T Broadband Group tracking stock. In the event that any assets or other property are acquired by other AT&T group(s) and allocated or contributed to AT&T Broadband Group, the consideration paid by the other AT&T group(s) to acquire these assets or other property will be presumed to be its "fair market value" as of its acquisition. Any adjustment to the AT&T Broadband Group allocation fraction made by our board of directors in accordance with these principles will be at the sole discretion of our board of directors and will be final and binding on all shareholders.

     VOTING RIGHTS

     Currently, holders of AT&T common stock have one vote per share, holders of Class B Liberty Media Group tracking stock have 0.375 of a vote per share, holders of Class A Liberty Media Group tracking stock have 0.0375 of a vote per share, holders of AT&T Wireless Group tracking stock have

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

0.5 of a vote per share and holders of AT&T Wireless Group preferred tracking stock have 250 votes per share. This voting power is subject to adjustment for stock splits, stock dividends and combinations, including any distribution of AT&T Broadband Group tracking stock to holders of AT&T common stock.

     Each outstanding share of AT&T Broadband Group tracking stock initially
will have           of a vote. The voting rights of AT&T Broadband Group
tracking stock will be subject to adjustments to reflect stock splits, reverse stock splits, stock dividends or certain stock distributions with respect to AT&T common stock, AT&T Broadband Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Consumer Services Group tracking stock.

     Except as otherwise required by New York law or any special voting rights of any class or series of AT&T preferred stock or common shares, holders of shares of AT&T common stock, AT&T Broadband Group tracking stock, each other class of AT&T common shares, if any, that is entitled to vote, Class A Liberty Media Group tracking stock and Class B Liberty Media Group tracking stock, AT&T Wireless Group tracking stock, AT&T Consumer Services Group tracking stock and holders of shares of each class or series of AT&T preferred stock, if any, that is entitled to vote, will vote as one class with respect to all matters to be voted on by shareholders of AT&T. No separate class vote of AT&T Broadband Group tracking stock will be required, except as required by the NYBCL.

     DIVIDENDS

     General. Provided that AT&T has sufficient assets to pay a dividend under applicable law, after excluding the available dividend amount relating to Liberty Media Group, AT&T Wireless Group and AT&T Consumer Services Group, the Broadband Group tracking stock amendment provides that dividends on AT&T Broadband Group tracking stock are limited to an available dividend amount that is designed to be equivalent to the amount that would legally be available for dividends on that stock if AT&T Broadband Group were a stand-alone entity. Dividends on AT&T common stock are limited to the amount of legally available funds for all of AT&T less the sum of the available dividend amount for AT&T Broadband Group tracking stock, the available dividend amount for Liberty Media Group tracking stock, the available dividend amount for AT&T Wireless Group tracking stocks and the available dividend amount for AT&T Consumer Services Group tracking stock.

     AT&T does not expect to pay any dividends on shares of AT&T Broadband Group tracking stock. If and when our board of directors determines to pay any dividends on shares of AT&T Broadband Group tracking stock, the AT&T Groups policy statement provides that this determination also will be subject to factors similar to those that we describe above with respect to the payment of dividends on each class of AT&T common stock.

     Discrimination among classes of common shares. The Broadband Group tracking stock amendment does not provide for mandatory dividends. Provided that there are sufficient assets to pay a dividend on a class of stock as described under "--General," our board of directors will have the sole authority and discretion to declare and pay dividends (or to refrain from declaring or paying dividends), in equal or unequal amounts, on AT&T common stock, AT&T Broadband Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks, AT&T Consumer Services Group tracking stock, any other class of AT&T common shares or any two or more of these classes. Subject to not exceeding the applicable available dividend amount, our board of directors has this power regardless of the relative available dividend amounts, prior dividend amounts declared, liquidation rights or any other factor.

     SHARE DISTRIBUTIONS

     Subject to the provisions of Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks and AT&T Consumer Services Group tracking stock, AT&T may declare and pay a distribution consisting of shares of AT&T common stock, AT&T Broadband Group tracking stock or any other securities of AT&T or any other person to holders of AT&T common stock or AT&T

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

Broadband Group tracking stock only in accordance with the provisions described below. We refer to this type of distribution as a "share distribution."

     Distributions on AT&T common stock or AT&T Broadband Group tracking stock. Subject to any limitations imposed by the terms of Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Consumer Services Group tracking stock, AT&T may declare and pay a share distribution to holders of AT&T common stock, AT&T Broadband Group tracking stock or any other class of AT&T common shares consisting of any securities of AT&T, any subsidiary of AT&T or any other person. However, securities attributable to a group may be distributed to holders of another group only for consideration. In the case of shares of AT&T Broadband Group tracking stock distributed to holders of AT&T common stock, the consideration may consist, in whole or in part, of a decrease in the inter-group portion of value, if any, held by AT&T Business Services Group in AT&T Broadband Group.

     Discrimination among classes of AT&T common shares. The Broadband Group tracking stock amendment does not provide for mandatory share distributions. Subject to the restrictions described above or that are in effect regarding Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Consumer Services Group tracking stock, our board of directors will have the sole authority and discretion to declare and pay share distributions (or to refrain from declaring or paying share distributions), in equal or unequal amounts, on AT&T common stock, AT&T Broadband Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks, AT&T Consumer Services Group tracking stock, any other class of AT&T common shares or any two or more of these classes. Subject to not exceeding the applicable available dividend amounts, our board of directors has this power regardless of the relative available dividend amounts, prior share distributions amounts declared, liquidation rights or any other factor.

     REDEMPTION

     Redemption in exchange for shares of AT&T common stock in connection with spin-offs and certain transactions at option of our board of directors. At any time, if the businesses, assets and liabilities of AT&T Broadband Group are substantially equivalent to the businesses, assets and liabilities of AT&T (as would be the case if the spin-off of AT&T Communications Services, Inc. is completed as proposed), our board of directors, in its sole discretion, may redeem all outstanding shares of AT&T Broadband Group tracking stock for shares of AT&T common stock on a ratio based on the number of shares of AT&T common stock outstanding, the number of shares of AT&T Broadband Group tracking stock outstanding and the AT&T Broadband Group allocation fraction. In this event, each share of AT&T Broadband Group tracking stock will be redeemed in exchange for a number of shares of AT&T common stock calculated in a manner intended to maintain the approximate relative proportional interest in AT&T Broadband Group of holders of AT&T Broadband Group tracking stock and AT&T common stock. Specifically, each share of AT&T Broadband Group tracking stock will be redeemed in exchange for that number of shares of AT&T common stock, calculated to the nearest 1/10,000, equal to a fraction the numerator of which is:

     - a fraction the numerator of which is the product of (1) the number of shares of AT&T common stock outstanding on a fully diluted basis and (2) the AT&T Broadband Group allocation fraction and the denominator of which is 1 minus the AT&T Broadband Group allocation fraction;

and the denominator of which is:

     - the number of shares of AT&T Broadband Group tracking stock outstanding on a fully diluted basis.

     All calculations of fully diluted shares of AT&T common stock or AT&T Broadband Group tracking stock will be made on the treasury basis in accordance with United States generally accepted accounting principles.

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

     Other redemptions in exchange for shares of AT&T common stock at option of our board of directors. At any time following either the occurrence of
tax-related events or the        anniversary of the date that AT&T Broadband
Group tracking stock is initially issued, our board of directors, in its sole discretion, may redeem all outstanding shares of AT&T Broadband Group tracking stock for shares of AT&T common stock. In this event, each share of AT&T Broadband Group tracking stock will be redeemed in exchange for that number of
shares of AT&T common stock, calculated to the nearest 1/10,000, equal to      %
of the ratio of the average market price per share of AT&T Broadband Group tracking stock to the average market price per share of AT&T common stock.

     In this case, the average market price per share of AT&T common stock or AT&T Broadband Group tracking stock, as the case may be, means the average of the daily market value per share for such AT&T common stock or AT&T Broadband Group tracking stock for the 40 consecutive trading days ending on the 15th trading day prior to the date notice of the redemption is mailed to holders of AT&T Broadband Group tracking stock.

     In order to redeem AT&T Broadband Group tracking stock on the basis of a tax-related event, AT&T must obtain the opinion of counsel that, as a result of an amendment to or change (or prospective change) in a law or an interpretation of the law that takes place after AT&T Broadband Group tracking stock is issued, there is more than an insubstantial risk that:

     - any issuance of AT&T Broadband Group tracking stock would be treated as a sale or other taxable disposition by AT&T or any of its subsidiaries of any of the assets, operations or relevant subsidiaries underlying AT&T Broadband Group tracking stock;

     - the existence of AT&T Broadband Group tracking stock would subject AT&T, its subsidiaries or its affiliates, or any of their respective successors to the imposition of tax or other adverse tax consequences; or

     - either AT&T common stock or AT&T Broadband Group tracking stock would not be treated solely as common stock of AT&T.

     Redemption in exchange for stock of qualifying subsidiaries at option of our board of directors. The Broadband Group tracking stock amendment also provides that AT&T may, at any time, redeem all outstanding shares of AT&T Broadband Group tracking stock in exchange for a specified number of outstanding shares of common stock of a subsidiary of AT&T that satisfies certain requirements under the Code and that holds all of the assets and liabilities of AT&T Broadband Group. We refer to a subsidiary that satisfies these requirements as a "qualifying subsidiary." This type of redemption only may be made on a pro rata basis, and must be tax free to the holders of AT&T Broadband Group tracking stock, except with respect to any cash that holders receive in lieu of fractional shares.

     In this case, we would exchange each share of AT&T Broadband Group tracking stock, on a pro rata basis, for an aggregate number of shares of common stock of the qualifying subsidiary equal to the number of outstanding shares of common stock of the qualifying subsidiary held by AT&T.

     Redemption in exchange for shares of another tracking stock. At any time our board of directors may redeem all outstanding shares of AT&T Broadband Group tracking stock for a new tracking stock of another entity that owns all of the material assets and liabilities of AT&T Broadband Group. In order to effect a redemption of this type, the new tracking stock must have substantially the same terms as those governing AT&T Broadband Group tracking stock as contained in AT&T's charter and by-laws, including with regard to the definition of "AT&T Broadband Group." In the event of redemption of this type, the voting rights of the new tracking stock will be set based on the ratio, over a fixed measurement period, of the initial trading prices of this new tracking stock to trading prices of the common stock of the new entity of which the new tracking stock is a part.

     Redemption in connection with certain significant transactions. In the event of a sale, transfer, assignment or other disposition by AT&T in a transaction or series of related transactions, of all or substantially all of the properties and assets of AT&T Broadband Group, AT&T generally is required

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to take one of the following actions, which action will be selected in the sole discretion of our board of directors:

     - AT&T may redeem each outstanding share of AT&T Broadband Group tracking stock in exchange for a number of shares of AT&T common stock (calculated
       to the nearest 1/10,000) equal to           % of the ratio of the average
       market price per share of AT&T Broadband Group tracking stock to the average market price per share of AT&T common stock. For this purpose, the "average market price per share" of AT&T common stock or AT&T Broadband Group tracking stock, as the case may be, means the average of the daily market value per share for AT&T common stock or AT&T Broadband Group tracking stock, respectively, during the 10-trading-day period beginning on the 15th trading day following completion of that transaction.

     - Subject to limitations, AT&T may declare and pay a dividend in cash and/or in securities (other than AT&T common stock) or other property to holders of the outstanding shares of AT&T Broadband Group tracking stock equally on a share-for-share basis in an aggregate amount equal to the net proceeds of the disposition allocable to AT&T Broadband Group tracking stock.

     - Subject to limitations, if the disposition involves the disposition of all, not merely substantially all, of the properties and assets of AT&T Broadband Group, AT&T may redeem all outstanding shares of AT&T Broadband Group tracking stock in exchange for cash and/or securities or other property in an aggregate amount equal to the net proceeds of the disposition allocable to AT&T Broadband Group tracking stock.

     - Subject to limitations, if the disposition involves substantially all, but not all, of the properties and assets of AT&T Broadband Group, AT&T may redeem a number of outstanding shares of AT&T Broadband Group tracking stock in exchange for a redemption price equal to the net proceeds of that disposition. The number of shares of AT&T Broadband Group tracking stock to be redeemed would be equal to the lesser of (1) a number determined by dividing the aggregate amount allocated to the redemption of these shares by the average market value of one share of AT&T Broadband Group tracking stock during the 10-trading-day period beginning on the 15th trading day following the completion of that disposition and (2) the total number of outstanding shares of AT&T Broadband Group tracking stock.

     - Subject to limitations, AT&T may take a combination of the actions described in the preceding bullets whereby AT&T may redeem some shares of AT&T Broadband Group tracking stock in exchange for shares of AT&T common stock at the exchange rate described in the first bullet above, and use an amount equal to a portion of the net proceeds of the disposition allocable to AT&T Broadband Group tracking stock to either (1) declare and pay a dividend as described in the second bullet above, or (2) redeem part or all of the remaining shares of AT&T Broadband Group tracking stock as described in the third or fourth bullet above.

     For purposes of these provisions, "substantially all of the properties and assets" of AT&T Broadband Group as of any date means a portion of these properties and assets that represents at least 80% of the fair value of the properties and assets attributed to AT&T Broadband Group as of that date.

     Certain exceptions. The provisions described under "-- Redemption in connection with certain significant transactions" will not apply, and AT&T will not be required to redeem any securities or make any dividend or other distribution it would otherwise be required to make, in some circumstances, including the following:

     - if, in connection with the underlying transaction, our board of directors redeems all outstanding shares of AT&T Broadband Group tracking stock for a new tracking stock of

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

       another entity that owns all of the material assets and liabilities of AT&T Broadband Group pursuant to "-- Redemption in exchange for shares of another tracking stock."

     - if the underlying disposition is conditioned upon the affirmative vote of a majority of holders of AT&T Broadband Group tracking stock, voting as a separate class;

     - if the disposition is in connection with a liquidation of AT&T;

     - if the disposition is to a person or group of which AT&T is the majority owner and AT&T Broadband Group receives in exchange primarily equity securities of that person or group as consideration;

     - in connection with a spin-off or similar distribution of AT&T's entire interest in AT&T Broadband Group to the holders of AT&T Broadband Group tracking stock, including a distribution that is made in connection with a mandatory redemption as described under "-- Other redemptions in exchange for shares of AT&T common stock at option of our board of directors" or "-- Redemption in exchange for stock of qualifying subsidiaries at option of our board of directors"; and

     - in connection with a "related business transaction," which generally means a disposition of all or substantially all of the assets attributed to AT&T Broadband Group in which AT&T receives equity securities of an entity that engages or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by AT&T Broadband Group prior to that transaction.

     GENERAL PROCEDURES

     Conditions. With regard to any redemption at the discretion of our board of directors, our board of directors may, in its discretion, condition the redemption on the occurrence or failure to occur of any events set forth in the applicable notice of redemption. Our board of directors will have the right to waive any of these conditions in its sole discretion.

     Public announcements; notices. The Broadband Group tracking stock amendment provides that, in the case of specified dispositions or a redemption, AT&T will publicly announce or otherwise provide specified information to holders of AT&T Broadband Group tracking stock and, in the case of redemption of the discretion of our board of directors, give the notice of redemption no fewer than 15 days prior to the date of redemption.

     Fractional shares. Our board of directors will not have to issue or deliver any fractional shares to any holder of AT&T Broadband Group tracking stock upon any redemption, dividend or other distribution under the provisions described under "-- Redemption." Instead of issuing fractional shares, AT&T will pay cash for the fractional share in an amount equal to the fair market value of the fractional share, without interest.

     No adjustments for dividends or other distributions. No adjustments for dividends will be made upon the exchange of any shares of AT&T Broadband Group tracking stock; except that, if a redemption date with respect to AT&T Broadband Group tracking stock comes after the record date for the payment of a dividend or other distribution to be paid on AT&T Broadband Group tracking stock but before the payment or distribution, the registered holders of those shares of AT&T Broadband Group tracking stock at the close of business on that record date will be entitled to receive the dividend or other distribution on the payment date, notwithstanding the redemption of those shares of stock or AT&T's default in payment of the dividend or distribution.

     Payment of taxes. If any person exchanging a certificate representing shares of AT&T Broadband Group tracking stock wants us to issue a certificate in a different name than the registered name on the old certificate, that person must pay any transfer or other taxes required by reason of the issuance of the certificate in another name, or establish, to the satisfaction of AT&T or its agent, that the tax has been paid or is not applicable.

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     LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of AT&T, whether voluntary or involuntary, AT&T will first pay or provide for payment of debts and other liabilities of AT&T, including the liquidation preferences of any class or series of AT&T preferred stock. Thereafter, holders of the shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock, AT&T Consumer Services Group tracking stock, AT&T Broadband Group tracking stock and any other class of AT&T common shares will share in the funds of AT&T remaining for distribution to its common shareholders in proportion to the aggregate market capitalization of the outstanding shares of each class of stock, as applicable, to the aggregate market capitalization of all the classes of AT&T common shares. AT&T will calculate the market capitalizations based on the 20-trading-day period ending on the trading day prior to the date of the public announcement of the liquidation, dissolution or winding up of AT&T.

     None of the following, by itself, will constitute a liquidation, dissolution or winding up of AT&T:

     - the consolidation or merger of AT&T with or into any other corporation or corporations or the sale, transfer or lease of all or substantially all of the assets of AT&T;

     - any transaction or series of related transactions that results in all of the assets and liabilities included in AT&T Broadband Group being held by one or more AT&T Broadband Group subsidiaries and the distribution of AT&T Broadband Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding AT&T Broadband Group tracking stock;

     - any transaction or series of related transactions that results in all of the assets and liabilities included in Liberty Media Group being held by one or more Liberty Media Group subsidiaries and the distribution of these Liberty Media Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding Liberty Media Group tracking stock (but this will be subject to the provisions relating to the redemption of shares of Liberty Media Group tracking stock described in our charter);

     - any transaction or series of related transactions that results in all of the assets and liabilities included in AT&T Wireless Group being held by one or more AT&T Wireless Group subsidiaries and the distribution of these AT&T Wireless Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding AT&T Wireless Group tracking stock (but this will be subject to the provisions relating to the redemption of shares of AT&T Wireless Group tracking stock described in our charter); or

     - any transaction or series of related transactions that results in all of the assets and liabilities included in AT&T Consumer Services Group, if created, being held by one or more AT&T Consumer Services Group subsidiaries and the distribution of these AT&T Consumer Services Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding AT&T Consumer Services Group tracking stock (but this will be subject to the provisions relating to the redemption of shares of AT&T Consumer Services Group tracking stock described in our charter).

     DETERMINATIONS BY OUR BOARD OF DIRECTORS

     Any determinations made by our board of directors under any provision described in this section "-- Terms of the Broadband Group Tracking Stock Amendment" will be final and binding on all shareholders of AT&T, except as may otherwise be required by law. AT&T will prepare a statement of any determination by our board of directors respecting the fair market value of any properties, assets or securities, and will file the statement with our Corporate Secretary.

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     NO PREEMPTIVE RIGHTS

     Holders of AT&T common stock, AT&T Broadband Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Consumer Services Group tracking stock do not have any preemptive rights to subscribe for any additional shares of AT&T capital stock or other obligations convertible into or exercisable for shares of capital stock that may hereafter be issued by AT&T.

THE BROADBAND PUBLIC OFFERING

     THE PUBLIC OFFERING

     We currently intend to issue, in an underwritten public offering, shares of AT&T Broadband Group tracking stock representing a portion of the financial performance and economic value of AT&T Broadband Group. We will determine the amount to be issued based on capital requirements of AT&T and its groups, market conditions at the time of the public offering and other factors. We currently expect to issue shares of AT&T Broadband Group tracking stock in the public offering reflecting no greater than 20% of the economic performance of AT&T Broadband Group. The proceeds from the public offering may be allocated between any of the groups or only to one group, which may or may not be the AT&T Broadband Group.

     TIMING OF THE PUBLIC OFFERING

     We currently expect to complete the public offering later this year, subject to market and other factors. However, our board of directors reserves the right to change our current plans with respect to the public offering.

     Our board of directors reserves the right to not create AT&T Broadband Group tracking stock or to not issue AT&T Broadband Group tracking stock once it is created. In addition, even if we complete the public offering, there is no guarantee that the spin-off of AT&T Communications Services, Inc. will follow.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO AT&T

     Subject to the discussion below in this section, neither the creation of AT&T Broadband Group tracking stock nor the occurrence of the public offering of AT&T Broadband Group tracking stock will be taxable to AT&T.

     The conclusions in the preceding paragraph are not free from doubt. These conclusions assume that AT&T Broadband Group tracking stock is treated as a class of common stock of AT&T. The filing of consolidated income tax returns by AT&T together with AT&T Broadband Group also assumes that AT&T Broadband Group tracking stock is treated as a class of common stock of AT&T. While AT&T believes that, under current law, AT&T Broadband Group tracking stock will be treated as common stock of AT&T, there are no authorities directly on point nor will AT&T receive an advance ruling from the Internal Revenue Service. There is a risk that the Internal Revenue Service could assert that AT&T Broadband Group tracking stock is property other than common stock of AT&T. AT&T believes it is unlikely the Internal Revenue Service would prevail on that view, but no assurance can be given that the views expressed in the preceding paragraph, if contested, would be sustained by a court.

EFFECTS OF THE SPIN-OFF OF AT&T COMMUNICATIONS SERVICES, INC.

     Under the terms of the proposed Broadband Group tracking stock amendment, if the businesses, assets and liabilities of AT&T are substantially equivalent to the business, assets and liabilities of AT&T Broadband Group, our board of directors may redeem all outstanding shares of AT&T Broadband Group tracking stock for a number of shares of AT&T common stock intended to maintain the relative approximate proportional interest in AT&T Broadband Group of the holders of AT&T Broadband Group tracking stock and AT&T common stock. Following the spin-off of AT&T

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Communications Services, Inc., we expect that AT&T will consist of AT&T
Broadband Group. For this reason, following the spin-off, we expect to redeem all outstanding shares of AT&T Broadband Group tracking stock for shares of AT&T common stock, as permitted by the terms of the proposed Broadband Group tracking stock amendment. See "-- Terms of the Broadband Group Tracking Stock
Amendment -- Redemption."

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                      DESCRIPTION OF AT&T BROADBAND GROUP

     The description below of AT&T Broadband Group reflects our current plans regarding the operation of AT&T Broadband Group. These plans may change from time to time. For financial information about AT&T Broadband Group, see "Summary -- Consolidating Condensed Financial Information" and the combined financial statements of AT&T Broadband Group, which are included in Appendix D to this document.

OVERVIEW

     AT&T Broadband Group is one of the nation's largest broadband communications businesses, providing cable television, high-speed cable Internet services and telephony services over one of the most extensive broadband networks in the country. At or for the year ended December 31, 2000, AT&T Broadband Group had:

     - owned and operated cable systems aggregating approximately 16 million analog video subscribers;

     - approximately $8.4 billion in combined revenues;

     - approximately $(1.9) billion in EBITDA, which includes a $2.6 billion asset impairment charge relating to Excite@Home and $1.0 billion of pre-tax losses from equity investments and other income; and

     - ownership interests in a number of different companies, including Excite@Home, Cablevision and TWE.

     AT&T Broadband Group provides a broad range of traditional cable video services to consumers individually and in combination with other services, including:

     - basic service,

     - expanded basic service,

     - premium service, and

     - pay-per-view programming.

     In addition, AT&T Broadband Group has been upgrading its network to provide a variety of advanced services, including:

     - digital video and digital audio, with over 2.8 million digital video and digital audio subscribers as of December 31, 2000,

     - high-speed cable Internet service, with over 1.1 million high-speed cable Internet service subscribers as of December 31, 2000, and

     - broadband telephony, with over 547,000 local telephony subscribers as of December 31, 2000.

     In addition, AT&T Broadband Group has entered into and consummated a number of transactions since December 31, 2000 that may substantially impact its business profile. See "-- Strategy -- Consolidating Operations in Major Markets."

AT&T BROADBAND GROUP

     AT&T Broadband Group tracking stock is intended to reflect the separate financial performance and economic value of AT&T Broadband Group, which includes the assets and liabilities shown in the combined balance sheets of AT&T Broadband Group. If we acquire interests in other businesses, we intend to attribute those assets and any related liabilities to AT&T Broadband Group or to the other AT&T groups in accordance with the AT&T Groups policy statement. All net income and net

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losses generated by the assets attributed to AT&T Broadband Group will be attributed to AT&T Broadband Group and all net proceeds from any disposition of these assets also will be attributed to AT&T Broadband Group.

     Except as described elsewhere in this document, we attribute all of AT&T's current Broadband business unit operations to AT&T Broadband Group, including:

     - AT&T's cable television and cable telephony customers;

     - AT&T's cable television and telephony licenses that solely support cable telephony;

     - AT&T's cable television and cable telephony systems and operations that solely support cable telephony;

     - AT&T's cable television and cable telephony support infrastructure, including ordering, provisioning, billing and care;

     - AT&T's interest in partnerships and affiliates providing cable television services, such as Cablevision and TWE; and

     - AT&T's interest in partnerships and affiliates providing high-speed cable Internet services such as Excite@Home.

AGREEMENTS AMONG AT&T BROADBAND GROUP AND AT&T'S OTHER GROUPS

     AT&T will seek to manage AT&T Broadband Group and AT&T's other groups in a manner designed to maximize the operations, unique assets and value of all groups. AT&T Broadband Group will be able to:

     - use the powerful AT&T brand name in accordance with a brand license agreement,

     - use AT&T's intellectual property and technology on a royalty-free basis in accordance with an intellectual property agreement, and

     - benefit from AT&T's favorable purchasing contracts with major suppliers.

     The relationship among the groups will be governed by the AT&T Groups policy statement, including the process of fair dealing described under "Relationship among AT&T's Groups -- The AT&T Groups Policy Statement -- General Policy." Although our board of directors has no present intention to do so, it may modify, suspend or rescind the policies set forth in the AT&T Groups policy statement, adopt additional policies or make exceptions to existing policies, at any time, without the approval of our shareholders, subject to limitations we describe under "Relationship among AT&T Groups -- The AT&T Groups Policy Statement" and our board of directors' fiduciary duties.

INDUSTRY OVERVIEW

     AT&T Broadband Group operates in the broadband communications industry, offering video television programming services (both analog and digital), high-speed cable Internet services and broadband telephony service, in each case primarily to residential and small business customers. AT&T Broadband Group also is pursuing other additional services, including VOD and interactive television that take advantage of the robust broadband network that AT&T Broadband Group has assembled and constructed.

     Cable television is a service that delivers multiple channels of video and audio programming to subscribers that pay a monthly fee for the services they receive. Cable television systems receive video, audio and data signals transmitted by nearby television broadcast stations, terrestrial microwave relay services and communications satellites. These signals then are amplified and distributed by coaxial cable and optical fiber to the premises of customers that pay a fee for the service. In many

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cases, cable television systems also originate and distribute local programming.
Cable television systems typically are constructed and operated pursuant to nonexclusive franchises awarded by LFAs for specified periods of time.

     Cable television systems offer varying levels of service, which may include, among other programming, local broadcast network affiliates and independent television stations, certain other news, information and entertainment channels, such as CNN, CNBC, ESPN, and MTV, and certain premium services, such as HBO, Showtime, The Movie Channel, Starz and Cinemax.

     Cable television revenues principally are derived from monthly fees paid by subscribers, sales of pay-per-view movies and events, sale or advertising time on advertiser supported programming and installation charges.

     High-speed cable Internet services deliver typical ISP services, such as e-mail, instant messaging, personal webspace management, and personalized front pages, and content that takes advantage of the unique characteristics of broadband distribution systems. In some cases, AT&T Broadband Group provides unique localized content to complement the national content provided by Excite@Home. Subscribers pay a monthly fee for the services they receive, including unlimited access to the Internet. Other revenue streams may be derived from sales of premium content and services, advertising spots, premium placement of media/service providers within the service, and installation service.

     Cable telephony is a technology that allows cable operators to offer telephone service over the same hybrid fiber/coaxial network that supplies television service. Cable telephony systems have three basic components - a headend unit, a customer premise unit and a management interface - though each vendor takes a slightly different approach. Cable operators connect to the public switched telephone network through an interface on the headend unit that conforms to one of several standards. At the customer premise unit, voice transmission is separated from the coax drop and routed to a twisted copper pair connected to the customer's existing inside telephone wiring.

     Cable telephony continues to move forward to offer local residential telephone service. Now, with IP networks emerging as viable platforms for the delivery of voice traffic, cable operators hope to use their high-speed data networks to support packet telephone services as an alternative to deploying stand-alone telephony equipment.

     Using IP networks, cable operators attempt to create an integrated multi-service communications platform that operates on a lower cost structure than existing circuit-switched alternatives. Cable operators believe the flexibility of IP networks will allow them to deliver a host of unique value-added features, such as integrated voice mail and e-mail messaging and the real-time provisioning of additional phone lines without rewiring a home.

STRATEGY

     AT&T Broadband Group's business strategy is to utilize the technological capabilities of its advanced broadband network and its regionally consolidated broadband network systems to provide an array of entertainment and communications services primarily to residential customers in its markets. Today, these services primarily include analog and digital video, high-speed cable Internet service and local and long distance telephone.

     AT&T Broadband Group believes that aggressive investment in the technological capabilities of its broadband network and the long-term competitive advantages of consolidating operations in major markets and service bundling will enhance its ability to continue to grow its broadband network operations and offer advanced services to existing and new customers.

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     NETWORK EXPANSION AND UPGRADES

     AT&T Broadband Group continues to deploy fiber optic cable and to upgrade the technical quality of its hybrid fiber/coaxial broadband network in order to provide advanced cable services. The result is a significant increase in network capacity, quality and reliability, facilitating the delivery of additional programming and services, such as digital video, high-speed cable Internet service, and local and long distance telephone services.

     AT&T Broadband Group's goal is to have one of the highest network capabilities in the industry. AT&T Broadband Group's U.S. cable television systems have bandwidth capacities up to 860 megahertz. At December 31, 2000, over 75% of AT&T Broadband Group's networks had bandwidth capacity of 550 megahertz or 750 megahertz. At December 31, 2000, the majority of AT&T Broadband Group's networks had been upgraded to 750 megahertz and, excluding the effect of the net disposition of subscribers to Comcast described under "-- Consolidating Operations in Major Markets," 75% of the network was two-way capable.

     Upgrading bandwidth capacity of its systems allows AT&T Broadband Group to:

     - offer advanced services, such as digital television, cable Internet service, broadband telephony and other interactive services;

     - increase channel capacity up to 112 channels, or even more programming channels if some bandwidth is used for digital services; and

     - permit two-way communication, which will give customers the ability to send and receive signals over the cable system so that high-speed cable services, such as Internet services, will not require a separate telephone line.

     ADVANCED SERVICES

     Beyond traditional analog video programming services, AT&T Broadband Group offers advanced services to its customers over its broadband network, including:

     - digital video and audio and its related enhancements;

     - high-speed cable Internet services, through cable modems installed in subscribers' homes; and

     - cable telephony services.

     The broadband network's high bandwidth allows AT&T Broadband Group to be well positioned to deliver a multitude of channels and/or new and advanced services. AT&T Broadband Group believes that this high bandwidth will be a key factor in the successful delivery of these products and services.

     Beyond these existing advanced services, a variety of emerging technologies and the rapid growth of Internet usage present substantial opportunities to provide new or expanded products and services to broadband customers and to expand sources of revenue. As a result, AT&T Broadband Group is in the process of testing and offering on a limited basis a variety of new or expanded services beyond the traditional offerings of analog television programming. These new products and services include VOD, interactive television, targeted advertising, multiple service tiers of high-speed cable Internet, home networking, multiple ISP offerings and a set of communications services that work seamlessly over all television, computer and telephone platforms.

     Digital video. As part of upgrading its systems, AT&T Broadband Group installs headend equipment capable of delivering digitally encoded cable transmissions to a digital-capable set-top converter box in the customer's home. This digital connection offers significant advantages over traditional analog service. For example, AT&T Broadband Group can compress the digital signal to allow the transmission of up to 12 digital channels in the bandwidth normally used by one analog

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channel. This allows AT&T Broadband Group to increase both programming and service offerings, including near VOD for pay-per-view customers. AT&T Broadband Group offers digital video services, which include additional channels on its existing service tiers, create new service tiers, introduce multiple packages of premium services and increase the number of pay-per-view channels. AT&T Broadband Group has increased the amount of services purchased by its former analog-only video customers by offering digital service. Digital services customers receive a mix of additional television programming, an electronic program guide and up to 40 channels of digital music.

     High-speed cable Internet service. AT&T Broadband Group currently provides Internet services to its customers via cable modems attached to personal computers.

     The principal advantage of cable Internet connections is the high speed of data transfer over a cable system and the elimination of the need to dial into an Internet connection as is required with traditional dial-up ISPs, thus providing an always-on connection. AT&T Broadband Group currently offers these services to its residential and small business customers over coaxial cable at speeds substantially faster than the speed of a conventional telephone modem. Furthermore, a two-way communication cable system using a hybrid fiber optic/coaxial structure can support the entire connection at cable modem speeds without the need for a separate telephone line.

     AT&T Broadband Group has agreements with Excite@Home under which AT&T Broadband Group is provided with broadband network services and content aggregation necessary for the delivery of high-speed cable Internet services to AT&T Broadband Group's subscribers. Agreements between AT&T Broadband Group and Excite@Home extend to June 2008, with AT&T Broadband Group required to use Excite@Home for broadband cable Internet services on an exclusive basis until June 2002. AT&T Broadband Group cable systems acquired in the MediaOne acquisition obtained similar broadband network services and content aggregation pursuant to an agreement with Road Runner. Effective May 1, 2001, AT&T Broadband Group and AOL Time Warner restructured the ownership of Road Runner, with AT&T Broadband Group purchasing those assets used to support the AT&T Broadband Group high-speed cable Internet subscribers and selling its equity interest in Road Runner to subsidiaries of AOL Time Warner. As a consequence of this restructuring, AT&T Broadband Group's affiliation agreement with Road Runner terminated May 1, 2001. With respect to its cable systems previously affiliated with Road Runner, AT&T Broadband Group has entered into a transitional service agreement with an affiliate of AOL Time Warner to support AT&T Broadband Group's pending a transition to the Excite@Home service.

     AT&T Broadband Group currently is testing a multiple ISP environment for its high-speed cable Internet service in Boulder, Colorado. This test is with four ISPs, two of which are unaffiliated with AT&T Broadband Group. The purpose of the Boulder experience is to validate operational and technical solutions for the presentation of choice in selecting an ISP that best suits the subscriber's needs. A marketing trial will follow later this year. Furthermore, an additional trial is planned in Massachusetts for the fourth quarter of 2001. The purpose of this trial is to test these solutions for scale in anticipation of rolling out a nationwide multiple ISP capability starting in 2002.

     Cable telephony services. AT&T Broadband Group offers cable telephony services using its systems' direct, two-way connections to homes. AT&T Broadband Group utilizes the capacity and reliability of its advanced broadband network, which will pass virtually all homes in its markets, by providing local telephone services and reselling AT&T long distance services. AT&T Broadband Group's telephony market initiatives progressed substantially in 2000. As of December 31, 2000, AT&T Broadband Group had approximately 547,000 telephony customers in 17 markets.

     CONSOLIDATING OPERATIONS IN MAJOR MARKETS

     As an integral part of AT&T Broadband Group's broadband communications strategy, AT&T Broadband Group has continually sought the advantages and efficiencies of consolidating its operations into large local and regional cable systems focused in major markets. AT&T Broadband Group believes that the consolidation of its cable systems into large geographic areas will improve its ability to leverage network capabilities, sell advertising, enhance its ability to efficiently introduce and market new products, and allow it to more efficiently and effectively provide customer service and support. Locally and regionally focused cable television systems enable AT&T Broadband Group to reduce expenses through the consolidation of marketing and support functions and to place more experienced management teams at the system level that are better equipped to meet the new competitive and regulatory challenges of today's telecommunications industry. Locally and regionally consolidated operations also will increase the speed and effectiveness of AT&T Broadband Group's new product and services deployment, enhancing its ability to increase both customers and revenues.

     After giving effect to the pending sales of non-strategic systems, described below, approximately 92% of AT&T Broadband Group's video customers will be served by its 20 largest markets, approximately 87% of AT&T Broadband Group's video customers will be located in one of the top 25 U.S. Designated Marketing Areas, and approximately 84% of AT&T Broadband Group's video customers will be located in major markets.

     AT&T Broadband Group regularly seeks to improve the geographic footprint of its cable systems by selectively exchanging its cable systems for systems of other cable operators or acquiring systems in close proximity to its systems. In this regard, AT&T Broadband Group completed a significant number of transactions in 2000 that substantially changed the size and profile of its cable system network, and has signed agreements in 2001 that will substantially further the strategic objective of consolidating operations in large local and regional markets:

     - In January 2000, a subsidiary of AT&T Broadband Group sold its entire 50% interest in Lenfest Communications, Inc. to a subsidiary of Comcast. In consideration for its 50% interest, AT&T Broadband Group received 47,289,843 shares of Comcast Special Class A common stock.

     - In February 2000, AT&T Broadband Group redeemed a portion of its interest in Bresnan Communications Group LLC for $285 million in cash. AT&T Broadband Group then contributed its remaining interest in Bresnan to CC VIII, LLC, in exchange for a preferred ownership interest.

     - In March 2000, AT&T Broadband Group redeemed approximately 50.3 million shares of AT&T common stock held by Cox in exchange for stock of a subsidiary of AT&T Broadband Group owning cable television systems serving approximately 312,000 customers, AT&T Broadband Group's interest in certain investments, and $750 million in other assets, including cash.

     - In April 2000, AT&T Broadband Group contributed 103,000 subscribers into a joint venture with Midcontinent Communications, Inc. in exchange for a 50% interest in Midcontinent Communications, a general partnership.

     - In June 2000, MediaOne merged into a subsidiary of AT&T, whereby AT&T Broadband Group acquired approximately 5 million basic cable subscribers,
       0.2 million digital video subscribers, 0.3 million high-speed cable Internet service subscribers and 0.1 million broadband telephony subscribers.

     - Effective December 31, 2000, AT&T Broadband Group transferred systems serving approximately 770,000 subscribers primarily located in Michigan and Naples, Florida to Comcast in exchange for systems serving approximately 700,000 subscribers primarily located in Sacramento, California and Chicago, Illinois.

     - In January 2001, AT&T Broadband Group sold 98,400 subscribers to Insight Communications Company, Inc. In a subsequent transaction, AT&T Broadband Group contributed 247,500 additional subscribers in the Illinois markets to Insight Midwest, L.P., a partnership owned 50% by AT&T Broadband Group and 50% by Insight Communications, and Insight Communications also contributed additional subscribers to the partnership. The expanded joint venture will continue to be managed by Insight Communications.

     - In January 2001, AT&T Broadband Group acquired 356,000 subscribers in the Boston metropolitan area from Cablevision and transferred 128,000 New York subscribers and approximately $195 million in cash to Cablevision.

     - On February 27, 2001, AT&T Broadband Group entered into definitive asset purchase agreements with MediaCom Communications Corporation pursuant to which AT&T Broadband Group will sell to MediaCom cable television systems serving about 840,000 basic subscribers in Georgia, Illinois, Iowa and Missouri for $2.215 billion in cash.

     - On February 28, 2001, AT&T Broadband Group and Charter Communications, Inc. signed definitive agreements pursuant to which (1) Charter will receive cable systems from AT&T serving approximately 574,000 customers in the St. Louis area; areas of Auburn, Birmingham, Montgomery and Selma, Alabama; and the Reno area of Nevada and California; and (2) AT&T Broadband Group will receive $1.79 billion, consisting of Charter cable systems valued at $249 million serving 62,000 customers in Miami Beach and Sebastian, Florida, up to $500 million in Charter common stock and the balance in cash.

     - In April 2001, AT&T Broadband Group transferred approximately 595,000 subscribers in New Mexico, Maryland, New Jersey, Pennsylvania and Tennessee to Comcast in exchange for approximately 63.9 million shares of AT&T common stock.

     Total managed basic service customers declined between 1997 and 1998 as a result of certain contribution transactions entered into in 1998. In the most significant of these transactions, on March 4, 1998, AT&T Broadband Group contributed to Cablevision certain of its cable television systems serving approximately 830,000 customers in exchange for approximately 48.9 million newly issued Cablevision Class A common shares and the assumption of indebtedness.

     In addition to the Cablevision transaction discussed in the paragraph above, during 1998 AT&T Broadband Group also completed eight transactions whereby AT&T Broadband Group contributed cable television systems serving in the aggregate approximately 1,924,000 customers to eight separate joint ventures in exchange for non-controlling ownership interests in each of the joint ventures, and the assumption and repayment by these joint ventures of indebtedness.

SERVICES AND PRODUCTS

     AT&T Broadband Group offers a variety of services through its cable broadband network, including traditional analog video and advanced services, such as digital cable, cable telephony and high-speed cable Internet service. AT&T Broadband Group operates broadband systems throughout the United States.

     CABLE TELEVISION

     Domestic basic service-television cable customers served by AT&T Broadband Group are summarized as follows:

                                                        BASIC SERVICE-TELEVISION CUSTOMERS AT
                                                                    DECEMBER 31,
                                                      -----------------------------------------
                                                      2000     1999     1998     1997     1996
                                                      -----    -----    -----    -----    -----
                                                                (AMOUNTS IN MILLIONS)
Managed through AT&T Broadband Group's operating
  divisions.........................................  15.9     11.3     11.4     14.2     13.4
Other non-managed subsidiaries of AT&T Broadband
  Group.............................................   0.1      0.1      0.5      0.2      0.5
                                                      ----     ----     ----     ----     ----
                                                      16.0     11.4     11.9     14.4     13.9
                                                      ====     ====     ====     ====     ====

     In addition to the above, the FCC has taken the position that AT&T Broadband Group is attributed with the subscribers of (1) TWE and Time Warner as a consequence of the MediaOne acquisition and (2) various other entities as a consequence of AT&T Broadband Group's investments in those entities. The aggregate number of attributable subscribers is 18.8 million.

     AT&T Broadband Group had approximately 2.8 million digital video customers and over 1.1 million high-speed cable Internet customers as of December 31, 2000.

     The following table sets forth certain statistical data regarding AT&T Broadband Group's cable television operations.

                                                            AS OF DECEMBER 31,
                                                 -----------------------------------------
                                                    2000           1999           1998
                                                 -----------    -----------    -----------
Homes passed by cable(1).......................   28,303,000     19,668,000     19,889,000
Basic service subscribers......................   16,041,000     11,408,000     11,948,000
Basic service subscribers as a percentage of
  homes passed.................................          56%            57%            59%
Average monthly revenue per basic service
  subscriber(2)................................  $     29.81    $     27.69    $     26.64

-------------------------
(1) Homes passed is based on homes actually marketed and does not include multiple dwelling units passed by the cable plant that are not connected to it.
(2) Based on recurring service revenues for the last month of the period, excluding installation charges and certain other nonrecurring revenues, such as pay-per-view, advertising and home shopping revenues.

     Local Franchises. Cable television systems generally are constructed and operated under the authority of nonexclusive franchises granted by local and/or state governmental authorities. U.S. federal law, including the Cable Communications Policy Act of 1984, or 1984 Cable Act, and the Cable Television Consumer Protection and Competition Act of 1992, or 1992 Cable Act, limits the power of the franchising authorities to impose certain conditions upon cable television operators as a condition of the granting or renewal of a franchise.

     Franchises contain varying provisions relating to construction and operation of cable television systems, such as time limitations on commencement and/or completion of construction; quality of service, including, in certain circumstances, requirements as to the number of channels and broad categories of programming offered to customers; rate regulation; provision of service to certain institutions; provision of channels for public access; and maintenance of insurance and/or indemnity bonds. AT&T Broadband Group's franchises typically also provide for periodic payments of fees, not to exceed 5% of revenue, to the governmental authority granting the franchise. Additionally, many franchises require payments to the franchising authority for the funding of public, educational and governmental, or PEG, access channels. Franchises usually require the consent of the franchising authority prior to a transfer of the franchise or a transfer or change in ownership or operating control of the franchisee.

     Subject to applicable law, a franchise may be terminated prior to its expiration date if the cable television operator fails to comply with the material terms and conditions of the franchise. Under the 1984 Cable Act, if a franchise is lawfully terminated, and if the franchising authority acquires ownership of the cable television system or effects a transfer of ownership to a third party, the acquisition or transfer must be at an equitable price or, in the case of a franchise existing on the effective date of the 1984 Cable Act, at a price determined in accordance with the terms of the franchise, if any.

     In connection with a renewal of a franchise, the franchising authority may require the cable operator to comply with different and more stringent conditions than those originally imposed, subject to the provisions of the 1984 Cable Act and other applicable U.S. federal, state and local law. The 1984 Cable Act, as supplemented by the renewal provisions of the 1992 Cable Act, establishes an orderly process for franchise renewal, which protects cable operators against unfair denials of renewals when the operator's past performance and proposal for future performance meet the standards established by the 1984 Cable Act. AT&T Broadband Group believes that its cable television systems generally have been operated in a manner that satisfies these standards and allows for the renewal of its franchises; however, there can be no assurance that the franchises will be successfully renewed as they expire.

     Most of AT&T Broadband Group's current franchises had initial terms of approximately 10 to 15 years. The duration of AT&T Broadband Group's outstanding franchises currently varies from a period of months to an indefinite period of time. More than 1,500 of AT&T Broadband Group's franchises expire within the next three years. This represents more than 35% of the franchises held by AT&T Broadband Group and involves over 4 million basic service customers.

     Programming Suppliers. AT&T Broadband Group has various contracts to obtain basic and premium programming from program suppliers whose compensation typically is based on a fixed fee per customer or a percentage of AT&T Broadband Group's gross receipts for the particular service. Some program suppliers provide volume discount pricing structures or offer marketing support to AT&T Broadband Group. AT&T Broadband Group's programming contracts generally are for a fixed period of time and are subject to negotiated renewal. AT&T Broadband Group's programming costs have increased in recent years, and will likely continue to increase due to additional programming being provided to its customers, increased costs to produce or purchase programming, inflationary increases and other factors. Increases in the cost of programming services have been offset in part by additional volume discounts as a result of the growth of AT&T Broadband Group and its success in selling these services to its customers. AT&T Broadband Group believes that it will continue to have access to programming services but at increasing cost levels.

     DIGITAL VIDEO

     Digital compression technology currently allows up to 12 digital channels to be inserted into the space of only one traditional analog channel. The digitally compressed signal is uplinked to a satellite, which retransmits the signal to a cable system's headend to be distributed, via optical fiber and coaxial cable, to the customer's home. At the home, a set-top video terminal converts the digital signal into analog channels that can be viewed on a normal television set. Digital compression enables AT&T Broadband Group to increase the channel capacity of its cable television systems up to 200 channels. AT&T Broadband Group believes that its cable television system upgrades, along with the implementation of digital compression technology, will provide its customers with greater programming diversity, better picture quality, improved reliability and enhanced service. Digital video customers currently can receive up to 200 channels, including enhanced pay-per-view service, digital music channels, new networks grouped by genre and an interactive program guide. Below is a summary of operating statistics for digital video services as of December 31, 2000 and 1999:

                                                                 AS OF DECEMBER 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
Digital video customers.....................................   2,815,000     1,800,000
Digital penetration as a percentage of basic service
  subscribers...............................................       17.5%         15.8%

     HIGH-SPEED CABLE INTERNET SERVICE

     The use of computers, on-line services and the Internet has significantly increased over the last few years. AT&T Broadband Group believes in the revenue opportunities of Internet-related services, and is taking advantage of these opportunities by providing high-speed cable Internet service and work-at-home services to residential customers. AT&T Broadband Group's high-speed cable Internet service delivers Internet service at speeds substantially faster than traditional phone modems and provides unique on-line content that capitalizes on the substantial capacity of AT&T Broadband Group's broadband network. AT&T Broadband Group also has an ownership interest in Excite@Home, as described under "-- Other Assets -- Joint Ventures." Below is a summary of

AT&T Broadband Group's high-speed cable Internet service operating statistics as of December 31, 2000 and 1999:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 2000           1999
                                                              -----------    ----------
Data marketable homes passed................................   14,523,000     4,974,000
Customers...................................................    1,060,000       207,000
Penetration.................................................         7.3%          4.2%

     BROADBAND TELEPHONY

     AT&T Broadband Group utilizes the capacity and reliability of its advanced broadband network, which will pass virtually all homes in its markets, by providing local telephone services and reselling AT&T long distance services. AT&T Broadband Group's telephony market initiatives progressed substantially in 2000. As of December 31, 2000, AT&T Broadband Group had approximately 547,000 telephony customers in 17 markets. The markets in which AT&T Broadband Group's telephony service is available are: Atlanta, Boston, the San Francisco Bay Area, Chicago, Dallas, Denver, Hartford, Jacksonville, Pittsburgh, Richmond, Seattle, Salt Lake City, Southern California and Portland, Oregon. AT&T Broadband Group's Telephony offerings include AT&T Digital Phone local phone service, unlimited local calling, low in-state long distance calling rates, by the minute and block of time calling plans, up to four lines, custom calling feature selections, and feature packages. The features available are Call Waiting, Caller ID, Anonymous Call Rejection, Call Forwarding, Custom Ring, 3-Way Calling, Speed Dialing, LD Alert, Distinctive Call Ringing, and Voice Mail, among others. AT&T Broadband Group offers a variety of options and calling plans with various price points to meet customers' needs. These options and calling plans range from basic one line service to multiple lines with full feature functionality.

     Below is a summary of AT&T Broadband Group's operating statistics for cable telephony services as of December 31, 2000 and 1999:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
Telephone ready homes passed................................  6,103,000      721,000
Customers...................................................    547,000        8,000
Penetration.................................................       9.0%         1.1%

     GENERAL

     Marketing and Sales. AT&T Broadband Group's sales efforts primarily are directed toward increasing penetration and revenues in its franchise areas. AT&T Broadband Group markets its services through promotional campaigns and local media and newspaper advertising, through telemarketing, direct mail advertising, on-line selling and in person selling. In addition, AT&T Broadband Group reserves a portion of its inventory of locally inserted cable television advertising to market its services.

     Customer Care. AT&T Broadband Group manages most of its cable communications systems in geographic regions. This regional approach is intended to improve its ability to sell advertising, enhance its ability to efficiently introduce and market new products, and allow it to more efficiently and effectively provide customer service and support. As part of AT&T Broadband Group's region-focused strategy, AT&T Broadband Group consolidates its local customer service operations into large regional call centers. These regional call centers have technologically advanced telephone systems that provide 24-hour per day, 7-day per week call answering capability, telemarketing and other services. Subscribers in the remaining cable communications systems primarily receive customer service through local, system-based representatives.

     System Capacity. AT&T Broadband Group is engaged in an ongoing effort to upgrade the technical capabilities of its cable plant and to increase channel capacity for the delivery of additional programming and new services. At December 31, 2000, over 75% of AT&T Broadband Group's cable television systems had bandwidth capacities of at least 550 megahertz, with the majority of the network upgraded to 750 megahertz. AT&T Broadband Group's cable television systems generally carry up to 80 analog channels. Compressed digital video technology converts, on average, 12 analog signals (now used to transmit video and voice) into a digital format and compresses these signals (which primarily is accomplished by eliminating the redundancies in television imagery) into the space normally occupied by one analog signal.

     Rates and Billing. AT&T Broadband Group offers a basic service (primarily comprised of local broadcast signals and PEG access channels) and a standard package (primarily comprised of basic service and expanded basic service, in such areas as health, family entertainment, religion, news, weather, public affairs, education, shopping, sports and music). The monthly fee for basic service generally ranges from $7.50 to $12.00, and the monthly service fee for the expanded basic service generally ranges from $22.50 to $36.00. Many of the systems acquired in the MediaOne acquisition also offer a third tier of service that generally ranges from $2.00 to $6.00 per month. AT&T Broadband Group offers premium services (referred to in the cable television industry as "pay channels") to its customers. Premium services principally consist of feature films, original programming, live and taped sports events, concerts and other programming, which are offered for a monthly fee. Customers also may elect to subscribe to digital video services comprised of up to 80 additional video channels and between 10 and 30 additional audio channels featuring additional specialized programming and premium services at an average incremental monthly charge of $10.00.

     As further enhancements to their cable services, for a monthly charge, customers generally may rent converters and remote control devices, purchase pay-per-view, or purchase monthly printed channel guides. Also, a nonrecurring installation charge is usually charged. Pay-per-view programming consists of movies and special events that are offered to customers for an additional per-program charge.

     Monthly fees for basic services, standard package and pay channel services to commercial customers vary widely depending on the nature and type of service. Except under the terms of certain contracts to provide service to commercial accounts, customers are free to discontinue service at any time without penalty.

     AT&T Broadband Group also offers AT&T@Home and Road Runner high-speed cable Internet services in some markets. Monthly charges for AT&T@Home and Road Runner range from $29.95 to $49.95, which may include, under certain offerings, the charge for rental of cable modem equipment.

     The 1992 Cable Act and the Telecommunications Act established rules under which AT&T Broadband Group's basic service and expanded tier service rates and equipment and installation charges are regulated if the appropriate LFA is certified.

     Advertising Revenue. In addition to monthly fees from residential customers, AT&T Broadband Group derives revenues from the sale of advertising time on satellite-delivered networks such as ESPN, MTV and CNN. Local cable television advertising often is more effective and less expensive than alternative local advertising sources. As such, AT&T Broadband Group expects continued growth of this revenue source. In addition, AT&T Broadband Group participates in the national and regional cable television advertising market through its investment in National Cable Communications, L.L.C., a partnership that represents cable television companies to advertisers. National Cable Communications is the largest representation firm in spot cable advertising sales.

OTHER ASSETS

     JOINT VENTURES

     AT&T Broadband Group possesses a number of investments in publicly held companies, joint ventures or partnerships, the most significant of which are Excite@Home, TWE, Insight Midwest, and Texas Cable Partners.

     Excite@Home. Excite@Home is a provider of content and cable Internet services over the cable television infrastructure and leased digital telecommunication lines to consumers and businesses. On September 1, 2000, Excite@Home converted approximately 50 million of the Excite@Home Series A shares held by AT&T Broadband Group into Excite@Home Series B shares, each of which has 10 votes. As a result, AT&T Broadband Group has approximately 23% of the economic interest and 74% of the voting interest in Excite@Home, as compared to the 56% voting interest AT&T Broadband Group had previously. AT&T Broadband Group's interest reflects modifications to Excite@Home's governance structure which were effective on September 1, 2000. Based on these governance changes, Excite@Home's financial results, which previously were accounted for by AT&T Broadband Group as a nonoperational equity investment, are now fully consolidated and included in AT&T Broadband Group's financial results. On January 11, 2001, Comcast and Cox exercised their rights to sell a total of approximately 60 million shares of Excite@Home to AT&T as part of the March 2000 agreement to reorganize Excite@Home's governance. If this transaction were completed as originally contemplated, AT&T Broadband Group would hold, on a fully diluted basis, approximately 38% of the economic interest in Excite@Home and approximately 79% of the voting interest. However, AT&T currently is in discussions to renegotiate the structure or terms of the exercise of these sale rights, which negotiations may change the number of shares or the percentage interests in Excite@Home that AT&T Broadband Group will hold and may result in Comcast and/or Cox retaining all of their Excite@Home shares.

     On April 17, 2001, Excite@Home issued a press release announcing that, due to recent acceleration in the weakness of the market for online advertising and marketing services, it expects to report significantly lower revenues, greater operating losses and more rapid use of cash than previously forecasted for the balance of 2001. As a result, Excite@Home will record in its first quarter results an impairment charge associated with its media business. Because AT&T owns approximately 23% of the outstanding shares of capital stock of Excite@Home, AT&T will record an impairment charge in its first quarter results of $739 million, which will have a net income impact, after minority elimination, of $279 million. After giving effect to the charge, AT&T's carrying value of Excite@Home will be approximately $490 million.

     In light of the weaker financial outlook, Excite@Home announced it is taking several immediate measures to conserve cash and raise additional funds. These measures include adopting a revised operating plan with lower expenses and the execution of a non-binding letter of agreement with AT&T under which AT&T may provide Excite@Home with $75 million to $85 million in connection with the restructuring of the backbone fiber agreement between the companies and with a joint initiative to maintain and improve current network performance levels. In addition, Excite@Home said it may negotiate additional debt and/or equity financing from third parties, and continue efforts to focus its resources around its broadband franchise through the potential sale or restructuring of its media operations not directly supporting the broadband strategy. If Excite@Home does not achieve its targeted expense reductions or other stated initiatives and raise at least $75 million to $80 million by June 30, 2001, there would be a material adverse impact on Excite@Home's operations and liquidity.

     Time Warner Entertainment Company, L.P. TWE is a Delaware limited partnership that was formed in 1992 to own and operate substantially all of the business of Warner Bros., Inc., HBO and the cable television businesses owned and operated by Time Warner prior to that time. AT&T Broadband Group's current interest in TWE was acquired by AT&T Broadband Group in connection with the MediaOne acquisition. Currently, AT&T Broadband Group, through its wholly owned subsidiaries, owns general and limited partnership interests in 25.51% of the pro rata priority capital and residual equity capital of TWE. The remaining 74.49% limited partnership interests in the Series A capital and residual capital of TWE are held by subsidiaries of AOL Time Warner. AT&T has an option to increase its priority capital and residual capital interests of TWE from 25.51% to up to 31.84% in certain events. Subsidiaries of AOL Time Warner act as the general partners of TWE, and AT&T has only certain protective governance rights pertaining to certain limited significant matters relating to TWE.

     On February 28, 2001, AT&T submitted a request to TWE, pursuant to the TWE partnership agreement, that TWE reconstitute itself as a corporation and register for sale in an initial public offering an amount of partnership interests held by AT&T (up to the full amount held by AT&T) determined by an independent investment banking firm so as to provide sufficient trading liquidity and minimize the initial public offering discount, if any. Under the TWE partnership agreement, upon this request, AT&T and Time Warner are to cause an independent investment banker to determine both the registrable amount of partnership interests and the price at which the registrable amount could be sold in a public offering, and upon determination of the registrable amount and the appraised value of the registrable amount, TWE may elect not to register these interests, but instead to allow AT&T the option to require that TWE purchase the registrable amount at the appraised value, subject to certain adjustments. If AT&T does put the registrable amount to TWE under such circumstances, TWE may call the remainder of AT&T's interest in TWE at a price described in the TWE partnership agreement. If TWE elects to register the interests, TWE may have an option to purchase these interests immediately prior to the time the public offering would otherwise have been declared effective by the Securities and Exchange Commission at the proposed public offering price less underwriting fees and discounts if the proposed public offering price (as determined by the managing underwriter) is less than 92.5% of the appraised value. If, at the conclusion of this process, AT&T has any remaining interests in TWE, AT&T will have the right to request registration of those interests for public sale within 60 days of July 1, 2002. AT&T is simultaneously pursuing discussions with AOL Time Warner concerning alternative potential arrangements for the redemption of AT&T's partnership interest in TWE, as well as certain commercial arrangements with AOL Time Warner. There can be no assurance that these discussions will continue, or that any of these transactions will be completed, or the timing or terms of any of these transactions.

     Insight Midwest, L.P. Insight Midwest is a Delaware limited partnership formed in 1999 to own and operate certain cable systems in Indiana. AT&T Broadband Group holds a 50% limited partnership interest and Insight Communications holds a 50% general partnership interest in Insight Midwest. The business of the partnership is managed by Insight Communications, as the general partner, although certain matters also require the approval of AT&T Broadband Group. Insight Midwest currently has approximately 1.3 million cable video subscribers.

     Texas Cable Partners, L.P. Texas Cable Partners is a Delaware limited partnership formed in December 1998 to own and operate certain cable systems in Texas. The partnership is owned 50% by AT&T Broadband Group and 50% by the Time Warner Entertainment-Advance /Newhouse Partnership, approximately two-thirds of which is owned by TWE. The general manager of Texas Cable Partners is Time Warner Cable, a division of TWE, although certain governance matters require the approval of the management committee on which the Time Warner Entertainment -- Advance /Newhouse Partnership and AT&T Broadband Group have equal representation. Texas Cable Partners currently has approximately 1.1 million cable video subscribers.

     OTHER INVESTMENTS

     AT&T Broadband Group has interests in a number of different companies, including its ownership interest in Cablevision.

COMPETITION

     Cable television competes for customers in local markets with other providers of entertainment, news and information. The competitors in these markets include broadcast television and radio,

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newspapers, magazines and other printed material, motion picture theatres, video cassettes and other sources of information and entertainment, including direct broadcast service, directly competitive cable television operations and ISPs.
The 1992 Cable Act and the Telecommunications Act are designed to increase competition in the cable television industry.

     Additionally, AT&T Broadband Group faces significant competition from both the local telephone companies and new providers of services such as high-speed cable Internet service and telephone services. Providers of competitive high-speed data offerings include fixed wireless companies, DBS companies and DSL resellers.

     There are alternative methods of distributing the same or similar services offered by cable television systems. Further, these technologies have been encouraged by Congress and the FCC to offer services in direct competition with existing cable systems.

     DIRECT BROADCAST SATELLITE

     DBS has emerged as significant competition to cable systems. The DBS industry has grown rapidly over the last several years, far exceeding the growth rate of the cable television industry, and now serves approximately 14 million subscribers nationwide. DBS service allows a subscriber to receive video services directly via satellite using a relatively small dish antenna. Moreover, video compression technology allows DBS providers to offer more than 200 digital channels, thereby surpassing the typical analog cable system. DBS companies historically were prohibited from retransmitting popular local broadcast programming, but a change to the existing copyright laws in November 1999 eliminated this legal impediment. DBS companies now need to secure retransmission consent from the popular broadcast stations they wish to carry, and they will face mandatory carriage obligations of less popular broadcast stations as of January 2002. In response to the legislation, DirecTV, Inc. and EchoStar Communications Corporation already have begun carrying the major network stations in the nation's top television markets. DBS, however, is limited in the local programming it can provide because of the current capacity limitations of satellite technology. It is, therefore, expected that DBS companies will offer local broadcast programming only in the larger U.S. markets for the foreseeable future. The DBS industry recently initiated a judicial challenge to the statutory requirement mandating carriage of less popular broadcast stations. This lawsuit alleges that the must-carry requirement (similar to the requirement already applicable to cable systems, and discussed under "-- Cable Regulation and Legislation -- Must Carry/Retransmission Consent") is unconstitutional. DBS companies also have begun offering Internet services. EchoStar began providing high-speed Internet service in late 2000, and DirecTV, who has partnered with AOL Time Warner, reports that it will begin providing its own version of high-speed Internet service shortly. These developments will provide significant new competition to AT&T Broadband Group's offering of high-speed cable Internet service.

     BROADCAST TELEVISION

     Cable television has long competed with broadcast television, which consists of television signals that the viewer is able to receive without charge using an "off-air" antenna. The extent of this competition is dependent upon the quality and quantity of broadcast signals available through off-air reception compared to the services provided by the local cable system. The recent licensing of digital spectrum by the FCC will provide incumbent television licensees with the ability to deliver high definition television pictures and multiple digital-quality program streams, as well as advanced digital services, such as subscription video.

     DSL

     The deployment of DSL technology will allow the provision of Internet services to subscribers at data transmission speeds greater than available over conventional telephone lines. In addition, DSL providers also offer voice services including via offerings that divide up a phone line into several voice channels and an always-on data line. All significant local telephone companies and certain other

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telecommunications companies are introducing DSL service. The FCC has a policy of encouraging the deployment of DSL and similar technologies, both by incumbent telephone companies and new, competing telephone companies. The FCC's regulations in this area are subject to change. The development and deployment of DSL technology by local telephone companies will provide substantial competition to AT&T Broadband Group's high-speed cable Internet services and cable telephony services.

     PRIVATE CABLE

     AT&T Broadband Group also competes with Satellite Master Antenna Television, or SMATV, systems, which provide multichannel program services and high-speed Internet Services directly to hotel, motel, apartment, condominium and similar multi-unit complexes within a cable television system's franchise area, generally free of any regulation by state and local government authorities and sometimes on an exclusive basis. FCC rules restrict the ability of cable operators to maintain ownership of cable wiring inside multi-unit buildings, thereby making it less expensive for SMATV competitors to reach those customers. The FCC also has ruled that private cable operators can lease video distribution capacity from local telephone companies and, thereby, distribute cable programming services over the public rights-of-way without obtaining a franchise. In 1999, both the Fifth and Seventh Circuit Courts of Appeal upheld this FCC policy. This could provide a significant regulatory advantage for private cable operators in the future.

     CABLE SYSTEM OVERBUILDS

     Cable operators may compete with other cable operators or new entities seeking franchises for competing cable television systems at any time during the terms of existing franchises. The 1992 Cable Act promotes the granting of competitive franchises and AT&T Broadband Group systems operate under nonexclusive franchises. Recently, there has been a significant increase in the number of cities that have constructed their own cable television systems in a manner similar to city-provided utility services. These systems typically compete directly with the existing cable operator without the burdens of franchise fees or other local regulation. Although the total number of municipal overbuild cable systems remains relatively small, recent developments would indicate an increasing trend in cities authorizing this direct municipal competition with cable operators. Additionally, over the last few years there has been significant new investment in private company overbuilders of cable systems. If this trend continues, AT&T Broadband Group cable systems could face an increasing number of markets in which a second cable system will be competing directly with the AT&T Broadband Group system, providing video, audio, interactive television, high-speed Internet and telephony services.

     TELEPHONE COMPANY ENTRY

     The Telecommunications Act eliminated the statutory and regulatory restrictions that prevented local telephone companies from competing with cable operators in the provision of video services. The Telecommunications Act allows local telephone companies, including RBOCs, to compete with cable television operators both inside and outside their telephone service areas. AT&T Broadband Group expects that it could face competition from telephone companies for the provision of video services, whether it is through wireless cable or through upgraded telephone networks. AT&T Broadband Group assumes that all major telephone companies already have entered or may enter the business of providing video services. Although enthusiasm on the part of LECs appears to be waning, AT&T Broadband Group is aware that telephone companies have already built, or are in the process of building, competing cable system facilities in a number of AT&T Broadband Group's franchise areas. The 1992 Cable Act ensures that telephone company providers of video services will have access to most of the significant cable television programming services. As AT&T Broadband Group expands its offerings to include Internet and other telecommunications services, it will be subject to competition from the local telephone companies and other telecommunications providers. The telecommunications industry is highly competitive, and includes competitors with substantial financial

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and personnel resources, brand name recognition and long-standing relationships with regulatory authorities.

     UTILITY COMPANY ENTRY

     The Telecommunications Act eliminates certain U.S. federal restrictions on utility holding companies and thus frees all utility companies to provide cable television services. AT&T Broadband Group expects this could result in another source of competition in the delivery of video, telephony and high-speed Internet services.

     MMDS

     Another alternative method of distribution is multichannel, multi-point distribution systems, or MMDS, which deliver programming services over microwave channels to customers equipped with special antennas. MMDSs are less capital intensive, are not required to obtain local franchises or pay franchise fees, and are subject to fewer regulatory requirements than cable television systems. The 1992 Cable Act also ensures that MMDS operators have the opportunity to acquire most significant cable television programming services.

     LOCAL VOICE

     AT&T Broadband Group's cable telephony service competes against incumbent LECs and competitive LECs in the provision of local voice services. Moreover, many of these companies are expanding their offerings to include Internet service. The incumbent LECs have very substantial capital and other resources, longstanding customer relationships and extensive existing facilities and network rights-of-way. A few competitive LECs also have existing local networks and significant financial resources.

     FIXED WIRELESS

     Fixed wireless technologies compete with AT&T Broadband Group in the provision of Internet and voice services. Fixed wireless providers serve the same functions as a wireline provider, by interconnecting private networks, bypassing an LEC or connecting to the Internet. The technology involved in point-to-point microwave connections has advanced, allowing the use of higher frequencies, and thus smaller antennas, resulting in lower costs and easier-to-deploy systems for private use and encouraging the use of such technology by carriers. Fixed wireless systems are designed to emulate cable connections, and they use the same interfaces and protocols, such as T1, frame relay, Ethernet and ATM. Fixed wireless systems also match the service parameters of cable systems, and consequently any application that operates over a cable should be able to operate over a fixed wireless system.

     RESELLERS

     Among AT&T Broadband Group's competitors in the areas of voice and Internet services are resellers. Resellers typically are low-cost aggregators that serve price-conscious market segments and value-added resellers that target customers with special needs.

     IP TELEPHONY

     IP telephony providers compete directly against AT&T Broadband Group's cable telephony service. IP telephony providers derive most of their revenues from per-minute charges, but they also offer other services including voicemail and IP telephony equipment. The leading IP telephony company is Net2Phone, Inc., which derived approximately 85% of its 2000 revenue from per-minute charges, and approximately 34% of its 2000 revenue from international customers. Although the offerings of IP telephony providers are limited mostly to voice services, these companies seek to expand to other areas of the telecommunications industry, and may succeed in doing so in the future.

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     GENERAL

     In addition to competition for customers, the cable television industry competes with broadcast television, radio, print media and other sources of information and entertainment for advertising revenue. As the cable television industry has developed additional programming, its advertising revenue has increased. Cable operators sell advertising spots primarily to local and regional advertisers.

     AT&T Broadband Group has no basis upon which to estimate the number of cable television companies and other entities with which it competes or may potentially compete. The full extent to which other media or home delivery services will compete with cable television systems may not be known for some time, and there can be no assurance that existing, proposed or as yet undeveloped technologies will not become dominant in the future.

EMPLOYEES

     At December 31, 2000, AT&T Broadband Group employed approximately 51,000 individuals in its operations, virtually all of whom are located in the United States. Approximately 2,000 of these employees are representated by the Communications Workers of America or the International Brotherhood of Electrical Workers, both of which are affiliated with the AFL-CIO.

LEGAL PROCEEDINGS

     In the normal course of business, AT&T Broadband Group is subject to proceedings, lawsuits and other claims, including proceedings under government laws and regulations related to environmental and other matters. Such matters are subject to many uncertainties and outcomes are not predictable with assurance. Consequently, AT&T Broadband Group is unable to ascertain the ultimate aggregate amount of monetary liability or financial impact with respect to these matters at December 31, 2000. While these matters could affect operating results of any one quarter when resolved in future periods, it is management's opinion that after final disposition, any monetary liability of financial impact to AT&T Broadband Group beyond that provided for at year-end would not be material to AT&T Broadband Group's annual consolidated financial position or results of operations.

CABLE REGULATION AND LEGISLATION

     The operation of cable television systems is extensively regulated by the FCC, some state governments and most local governments. The Telecommunications Act altered the regulatory structure governing the nation's telecommunications providers. It removes barriers to competition in both the cable television market and the local telephone market. Among other things, it reduces the scope of cable rate regulation.

     The Telecommunications Act required the FCC to implement numerous rulemakings, some of which are still subject to court challenges. Moreover, Congress and the FCC have frequently revisited the subject of cable television regulation and may do so again. Future legislative and regulatory changes could adversely affect AT&T Broadband Group's operations. This section briefly summarizes key laws and regulations currently affecting the growth and operation of AT&T Broadband Group's cable systems.

     CABLE RATE REGULATION

     The 1992 Cable Act imposed an extensive rate regulation regime on the cable television industry, which regulation limited the ability of cable companies to increase subscriber fees. Under that regime, all cable systems were subjected to rate regulation, unless they faced effective competition in their local franchise area. U.S. federal law now defines "effective competition" on a community-specific basis as requiring satisfaction of conditions not typically satisfied in the current marketplace.

     Although the FCC establishes all cable rate rules, local government units (commonly referred to as LFAs) are primarily responsible for administering the regulation of the lowest level of cable -- the

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basic service tier, which typically contains local broadcast stations and PEG access channels. Before an LFA begins basic service tier rate regulation, it must certify to the FCC that it will follow applicable U.S. federal rules, and many LFAs have voluntarily declined to exercise this authority. LFAs also have primary responsibility for regulating cable equipment rates. Under U.S. federal law, charges for various types of cable equipment must be unbundled from each other and from monthly charges for programming services, and priced no higher than the operator's actual cost, plus an 11.25% rate of return.

     The FCC historically administered rate regulation of any cable programming service tiers, which typically contain satellite-delivered programming. Under the Telecommunications Act, however, the FCC's authority to regulate cable programming service tier rates ended on March 31, 1999.

     CABLE ENTRY INTO TELECOMMUNICATIONS

     The Telecommunications Act provides that no state or local laws or regulations may prohibit or have the effect of prohibiting any entity from providing any interstate or intrastate telecommunications service. States are authorized, however, to impose "competitively neutral" requirements regarding universal service, public safety and welfare, service quality and consumer protection. State and local governments also retain their authority to manage the public rights-of-way. Although the Telecommunications Act clarifies that traditional cable franchise fees may be based only on revenues related to the provision of cable television services, it also provides that LFAs may require reasonable, competitively neutral compensation for management of the public rights-of-way when cable operators provide telecommunications service. The Telecommunications Act prohibits LFAs from requiring cable operators to provide telecommunications service or facilities as a condition of a franchise grant, renewal or transfer, except that LFAs argue they can seek "institutional networks" as part of these franchise negotiations. The favorable pole attachment rates afforded cable operators under U.S. federal law can be increased by utility companies owning the poles during a five-year phase-in period beginning in 2001 if the cable operator provides telecommunications service as well as cable service over its plant. The FCC clarified that a cable operator's provision of cable Internet service does not affect the favorable pole rates, but a recent decision by the Eleventh Circuit Court of Appeals disagreed and suggested that Internet traffic is neither cable service nor telecommunications service and might leave cable attachments that carry Internet traffic ineligible for the U.S. federal rate structure. This decision could lead to substantial increases in pole attachment rates, and certain utilities have already proposed vastly higher pole attachment rates based in part on the existing court decision. The U.S. Supreme Court is now reviewing this decision. The Eleventh Circuit mandate has been stayed pending Supreme Court action, and a variety of cable operators, including AT&T Broadband Group, are challenging certain increased pole attachment rates at the FCC.

     Cable entry into telecommunications will be affected by the regulatory landscape now being fashioned by the FCC and state regulators. One critical component of the Telecommunications Act intended to facilitate the entry of new telecommunications providers (including cable operators) is the interconnection obligation imposed on all telecommunications carriers. This requires, for example, that the incumbent LEC must allow new competing telecommunications providers to connect to the local telephone distribution system. A number of implementation details are subject to ongoing regulatory and judicial review, but the basic requirement is now well established.

     CABLE SYSTEMS PROVIDING INTERNET SERVICE

     Although there is at present no significant U.S. federal regulation of cable system delivery of Internet services, and the FCC recently issued several reports finding no immediate need to impose this regulation, this situation may change as cable systems expand their broadband delivery of Internet services. In particular, proposals have been advanced at the FCC and Congress that would require cable operators to provide access to unaffiliated ISPs and on-line service providers. The Federal Trade Commission and the FCC recently imposed certain open access requirements on Time Warner and AOL in connection with their merger, but those requirements are not applicable to other

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cable operators. Some states and LFAs are considering the imposition of mandatory Internet access requirements as part of cable franchise renewals or transfers. In June 2000, the Ninth Circuit Court of Appeals rejected an attempt by the City of Portland, Oregon to impose mandatory Internet access requirements on the local cable operator. AT&T Broadband Group has commenced a technical and operational trial to test how multiple ISPs can offer high-speed, always-on cable Internet service over a hybrid fiber/coaxial network.

     TELEPHONE COMPANY ENTRY INTO CABLE TELEVISION

     The Telecommunications Act allows telephone companies to compete directly with cable operators by repealing the historic telephone company/cable company cross-ownership ban and the FCC's video dial tone regulations. This will allow LECs, including RBOCs, to compete with cable operators both inside and outside their telephone service areas. Because of their resources, LECs could be formidable competitors to traditional cable operators, and certain LECs have begun offering cable service.

     Under the Telecommunications Act, a LEC or other entity providing video programming to customers will be regulated as a traditional cable operator (subject to LFA and U.S. federal regulatory requirements), unless it elects to provide its programming via an open video system. It was anticipated that the primary benefit of using an open video system regulatory model was to avoid the need to obtain a local franchise prior to providing services. However, a January 1999 federal court of appeals decision held that open video system providers can be required to obtain the franchise. To be eligible for open video system status, a provider cannot occupy more than one-third of the system's activated channels when demand for channels exceeds supply, nor can it discriminate among programmers or establish unreasonable rates, terms or conditions for service.

     Although LECs and cable operators can now expand their offerings across traditional service boundaries, the general prohibitions remain on LEC buyouts (i.e., any ownership interest exceeding 10%) of co-located cable systems, cable operator buyouts of co-located LEC systems, and joint ventures among cable operators and LECs in the same market. The Telecommunications Act provides a few limited exceptions to this buyout prohibition.

     ELECTRIC UTILITY ENTRY INTO TELECOMMUNICATIONS/CABLE TELEVISION

     The Telecommunications Act provides that registered utility holding companies and subsidiaries may provide telecommunications services, information services, and other services or products subject to the jurisdiction of the FCC, notwithstanding the Public Utilities Holding Company Act. Electric utilities must establish separate subsidiaries, known as "exempt telecommunications companies," and must apply to the FCC for operating authority. Again, because of their resources, electric utilities could be formidable competitors to traditional cable systems.

     CABLE TELEVISION OWNERSHIP RESTRICTIONS

     Pursuant to the 1992 Cable Act, the FCC adopted regulations establishing a 30% limit on the number of multichannel video subscribers (including cable and DBS subscribers) nationwide that a cable operator may reach through cable systems in which it holds an attributable interest, with an increase to 35% if the additional cable systems are minority controlled. The FCC stayed the effectiveness of its ownership limits pending judicial review.

     The FCC directly addressed the 30% ownership rule (and the applicable ownership attribution standards) in its June 2000 ruling on the MediaOne acquisition. The FCC allowed the MediaOne acquisition to go forward, but required AT&T to elect one of three divestiture options to come into compliance with the 30% ownership cap. Specifically, AT&T was required to either (1) divest its interest in TWE, (2) terminate its involvement in TWE's video programming activities, which would require divestiture of substantially all of AT&T's video programming interests, including its interest in Liberty Media Group, or (3) divest interests in cable systems. Compliance (or arrangements for compliance) was required by May 2001.

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     The FCC previously adopted regulations limiting carriage by a cable operator of national programming services in which that operator holds an attributable interest to 40% of the activated channels on each of the cable operator's systems. The rules provide for the use of two additional channels or a 45% limit, whichever is greater, provided that the additional channels carry minority controlled programming services. The regulations also grandfather existing carriage arrangements that exceed the channel limits, but require new channel capacity to be devoted to unaffiliated programming services until the system achieves compliance with the regulations. These channel occupancy limits apply only up to 75 activated channels on the cable system, and the rules do not apply to local or regional programming services.

     In March 2001, the D.C. Circuit Court of Appeals struck down the rules adopted by the FCC pertaining to ownership and programming carriage and remanded the issues back to the FCC for further review. Following this decision, the FCC suspended the compliance deadlines initially provided in its order related to the MediaOne acquisition to afford the FCC an opportunity to determine the relationship, if any, between the court decision and the conditions required in the MediaOne order. The duration of such suspension and the ultimate actions of the FCC cannot be determined at this time.

     The Telecommunications Act eliminates statutory restrictions on broadcast/cable cross-ownership (including broadcast network/cable restrictions), but leaves in place existing FCC regulations prohibiting local cross-ownership between television stations and cable systems. The Telecommunications Act leaves in place existing restrictions on cable cross-ownership with SMATV and MMDS facilities, but lifts those restrictions where the cable operator is subject to effective competition. In January 1995, however, the FCC adopted regulations that permit cable operators to own and operate SMATV systems within their franchise area, provided that this operation is consistent with local cable franchise requirements.

     MUST CARRY/RETRANSMISSION CONSENT

     The 1992 Cable Act contains broadcast signal carriage requirements that allow local commercial television broadcast stations to elect once every three years between requiring a cable system to carry the station, or must carry, or negotiating for payments for granting permission to the cable operator to carry the station, or retransmission consent. Less popular stations typically elect must carry, and more popular stations typically elect retransmission consent. Must carry requests can dilute the appeal of a cable system's programming offerings, and retransmission consent demands may require substantial payments or other concessions (e.g., a requirement that the cable system also carry the local broadcaster's affiliated cable programming service). Either option has a potentially adverse effect on AT&T Broadband Group's business. The burden associated with must carry obligations could dramatically increase if television broadcast stations proceed with planned conversions to digital transmissions and if the FCC determines that cable systems must carry simultaneously all analog and digital signals transmitted by the television stations during the multi-year transition in which a single broadcast license is authorized to transmit both an analog and a digital signal. The FCC tentatively decided against imposition of dual digital and analog must carry in a January 2001 ruling. At the same time, however, it initiated further fact gathering, which, ultimately, could lead to a reconsideration of that tentative conclusion.

     ACCESS CHANNELS

     LFAs can include franchise provisions requiring cable operators to set aside certain channels for non-commercial PEG access programming. U.S. federal law also requires a cable system with 36 or more channels to designate a portion of its activated channel capacity (up to 15%) for commercial leased access by unaffiliated third parties. The FCC has adopted rules regulating the terms, conditions and maximum rates a cable operator may charge for use of this designated channel capacity, but use of commercial leased access channels has been relatively limited.

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     "ANTI-BUY THROUGH" PROVISIONS

     U.S. federal law requires each cable system to permit customers to purchase premium services or pay-per-view video programming offered by the operator on a per-channel or a per-program basis without the necessity of subscribing to any tier of service (other than the basic service tier) unless the system's lack of addressable converter boxes or other technological limitations does not permit it to do so. The statutory exemption for cable systems that do not have the technological capability to comply expires in October 2002, but the FCC may extend that period if deemed necessary.

     ACCESS TO PROGRAMMING

     To spur the development of independent cable programmers and competition to incumbent cable operators, the 1992 Cable Act imposed restrictions on the dealings between cable operators and cable programmers. Of special significance from a competitive business posture, the 1992 Cable Act precludes satellite video programmers affiliated with cable operators from favoring cable operators over competing multichannel video programming distributors (such as DBS and MMDS distributors). This provision limits the ability of vertically integrated satellite cable programmers to offer exclusive programming arrangements to AT&T Broadband Group. Both Congress and the FCC have considered proposals that would expand the program access rights of cable's competitors, including the possibility of subjecting both terrestrially delivered video programming and video programmers that are not affiliated with cable operators to all program access requirements. Pursuant to the Satellite Home Viewer Improvement Act, the FCC has adopted regulations governing retransmission consent negotiations between broadcasters and all multichannel video programming distributors, including cable and DBS.

     INSIDE WIRING; SUBSCRIBER ACCESS

     FCC rules require an incumbent cable operator, upon expiration of a multiple dwelling unit service contract, to sell, abandon or remove "home run" wiring that was installed by the cable operator in the multiple dwelling unit building. These inside wiring rules are expected to assist building owners in their attempts to replace existing cable operators with new programming providers that are willing to pay the building owner a higher fee, where a higher fee is permissible. The FCC also has proposed abrogating all exclusive multiple-dwelling unit service agreements held by incumbent operators, but allowing these contracts when held by new entrants. In another proceeding, the FCC has preempted restrictions on the deployment of private antenna on rental property within the exclusive use of a tenant, such as balconies and patios. This FCC ruling may limit the extent to which multiple dwelling unit owners may enforce certain aspects of multiple dwelling unit agreements that otherwise prohibit, for example, placement of digital broadcast satellite receiver antennae in multiple dwelling unit areas under the exclusive occupancy of a renter. These developments may make it more difficult for AT&T Broadband Group to provide service in multiple dwelling unit complexes.

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     OTHER REGULATIONS OF THE FCC

     In addition to the FCC regulations noted above, there are other regulations of the FCC covering such areas as:

     - equal employment opportunity (currently suspended as a result of a judicial ruling);

     - subscriber privacy;

     - programming practices, including, among other things,

        -- syndicated program exclusivity, which requires a cable system to delete particular programming offered by a distant broadcast signal carried on the system that duplicates the programming for which a local broadcast station has secured exclusive distribution rights,

        -- network program nonduplication,

        -- local sports blackouts,

        -- indecent programming,

        -- lottery programming,

        -- political programming,

        -- sponsorship identification,

        -- children's programming advertisements, and

        -- closed captioning;

     - registration of cable systems and facilities licensing;

     - maintenance of various records and public inspection files;

     - aeronautical frequency usage;

     - lockbox availability;

     - antenna structure notification;

     - tower marking and lighting;

     - consumer protection and customer service standards;

     - technical standards;

     - consumer electronics equipment compatibility; and

     - emergency alert systems.

     The FCC recently ruled that cable customers must be allowed to purchase cable converters from third parties and established a multi-year phase-in during which security functions, which would remain in the operator's exclusive control, would be unbundled from basic converter functions, which then could be satisfied by third-party vendors. The first phase implementation date was July 1, 2000. Compliance was technically and operationally difficult in some locations, so AT&T Broadband Group and several other cable operators filed a request at the FCC that the requirement be waived in those systems. The request resulted in a temporary deferral of the compliance deadline for those systems.

     The FCC recently initiated an inquiry to determine whether the cable industry's future provision of interactive services should be subject to regulations ensuring equal access and competition among service vendors. The inquiry, which grew out of the FCC's review of the AOL/Time Warner merger, is in its earliest stages.

     The FCC has the authority to enforce its regulations through the imposition of substantial fines, the issuance of cease and desist orders and/or the imposition of other administrative sanctions, such as the revocation of FCC licenses needed to operate certain transmission facilities used in connection with cable operations.

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     COPYRIGHT

     Cable television systems are subject to U.S. federal copyright licensing covering carriage of television and radio broadcast signals. In exchange for filing certain reports and contributing a percentage of their revenue to a U.S. federal copyright royalty pool (this percentage varies depending on the size of the system and the number of distant broadcast television signals carried), cable operators can obtain blanket permission to retransmit copyrighted material on broadcast signals. The possible modification or elimination of this compulsory copyright license is subject to continuing review and could adversely affect AT&T Broadband Group's ability to obtain desired broadcast programming. In addition, the cable industry pays music licensing fees to Broadcast Music, Inc. and the American Society of Composers, Authors and Publishers. Copyright clearances for nonbroadcast programming services are arranged through private negotiations.

     STATE AND LOCAL REGULATION

     Cable television systems generally are operated pursuant to nonexclusive franchises granted by a municipality or other state or local government entity. The Telecommunications Act clarified that the need for an entity providing cable services to obtain a local franchise depends solely on whether the entity crosses public rights-of-way. U.S. federal law now prohibits franchise authorities from granting exclusive franchises or from unreasonably refusing to award additional franchises covering an existing cable system's service area. Cable franchises generally are granted for fixed terms, and in many cases, are terminable if the franchisee fails to comply with material provisions. Noncompliance by the cable operator with franchise provisions also may result in monetary penalties.

     The terms and conditions of franchises vary materially from jurisdiction to jurisdiction. Each franchise generally contains provisions governing cable operations, service rates, franchise fees, system construction and maintenance obligations, system channel capacity, design and technical performance, customer service standards, and indemnification protections. A number of states subject cable television systems to the jurisdiction of centralized state governmental agencies. Although LFAs have considerable discretion in establishing franchise terms, there are certain U.S. federal limitations. For example, LFAs cannot insist on franchise fees exceeding 5% of the system's gross revenue, cannot dictate the particular technology used by the system, and cannot specify video programming other than identifying broad categories of programming.

     U.S. federal law contains renewal procedures designed to protect incumbent franchisees against arbitrary denials of renewal. Even if a franchise is renewed, the franchise authority may seek to impose new and more onerous requirements, such as significant upgrades in facilities and services or increased franchise fees and funding for PEG access channels as a condition of renewal. Similarly, if a franchise authority's consent is required for the purchase or sale of a cable system or franchise, this authority may attempt to impose more burdensome or onerous franchise requirements in connection with a request for consent. Historically, franchises have been renewed for cable operators that have provided satisfactory services and have complied with the terms of their franchises.

     PROPOSED CHANGES IN REGULATION

     The regulation of cable television systems at the U.S. federal, state and local levels is subject to the political process and has been in constant flux over the past decade. Material changes in the law and regulatory requirements must be anticipated, and there can be no assurance that AT&T Broadband Group's business will not be affected adversely by future legislation, new regulation or deregulation.

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                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     AT&T Broadband Group is an integrated business of AT&T and not a stand-alone entity. The combined financial statements included herein reflect the results of the proposed AT&T Broadband Group tracking stock. Separate financial statements are not required to be filed for tracking stocks. However, AT&T Broadband Group has provided the financial statements as an exhibit to this document to provide additional disclosures to investors to allow them to assess the financial performance of AT&T Broadband Group. Since the tracking stocks are governed by a common board of directors, AT&T's board of directors could make operational and financial decisions or implement policies that affect disproportionately the businesses of AT&T Broadband Group. For example, AT&T's board of directors may decide to transfer funds or to reallocate assets, liabilities, revenue, expenses and cash flows among groups, without the consent of shareholders. All actions by AT&T's board of directors are subject to the board members' fiduciary duties to all shareholders of AT&T as a group and not just to holders of a particular class of tracking stock and to AT&T's charter, policy statements, by-laws and inter-company agreements.

     AT&T's board of directors may change or supplement the policies set forth in the AT&T Groups policy statement and AT&T's other policy statements and AT&T's by-laws in the sole discretion of AT&T's board of directors, subject to the provisions of any inter-group agreement but without approval of AT&T's shareholders. In addition, the fact that AT&T has separate classes of common stock could give rise to occasions when the interests of the holders of AT&T Broadband Group tracking stock and those of the holders of the other classes of AT&T common stock conflict or appear to diverge or conflict. AT&T's board of directors would make any change or addition to the policies set forth in the AT&T Groups policy statement or AT&T's by-laws, and would respond to any actual or apparent divergence of interest among the groups, in a manner consistent with its fiduciary duties to AT&T and all of AT&T's shareholders after giving consideration to the potentially divergent interests and all other relevant interests of the holders of the separate classes of AT&T shares.

     You should consider that as a result of the flexibility provided to AT&T's board of directors, it may be difficult for investors to assess the future prospects of AT&T Broadband Group based on AT&T Broadband Group's past performance.

     AT&T Broadband Group consists primarily of the assets and business of AT&T Broadband, LLC (formerly TCI), acquired by AT&T on March 9, 1999 in the TCI merger, and MediaOne, acquired by AT&T on June 15, 2000 in the MediaOne acquisition. AT&T Broadband Group is one of the nation's largest broadband communications providers, providing cable television, high-speed cable Internet and telephony services. At or for the year ended December 31, 2000, AT&T Broadband Group's broadband network passed approximately 28.3 million homes, and had over 16 million basic cable subscribers, approximately $8.4 billion in combined revenue and approximately $1.7 billion in EBITDA, excluding asset impairment, pre-tax losses from equity investments and other income or expense. AT&T Broadband Group provides a broad range of traditional cable services to customers individually and in combination with other services, including basic programming, expanded basic programming, premium service, and pay-per-view programming. In addition, AT&T Broadband Group has been upgrading its network to provide a variety of advanced services, including digital video, high-speed cable Internet service, and cable telephony.

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     Debt attributed to AT&T Broadband Group includes the third party obligations of AT&T Broadband LLC (formerly TCI) and MediaOne and all monetization debt. Additional intercompany debt has been allocated to AT&T Broadband Group to achieve a total debt level based on several factors, including prospective financing requirements, desired stand-alone credit profile, working capital and capital expenditure requirements, expected sources of future deleveraging, and comparable company profiles. Increases in historical intercompany debt are based on historical cash flows. Such cash outflows include capital expenditures and investments in cable companies, offset by cash flow from operations. By the time AT&T's restructuring activities are complete, the then-intercompany debt balance of AT&T Broadband Group will be replaced with an equal amount of external debt in a manner to be determined. The historical interest expense on the allocated intercompany debt was calculated based on a rate intended to be equivalent to the rate AT&T Broadband Group would receive if it were a stand-alone entity. Due to AT&T's deleveraging activities, the $28.4 billion of debt at December 31, 2000 is expected to be significantly lower in the future. AT&T's expected develeraging activities that relate to AT&T Broadband Group include, but may not be limited to, the following: the announced sale of non-strategic cable systems which is expected to result in gross cash proceeds of $3.3 billion and up to $0.5 billion of Charter common stock; any proceeds that may result from the exercise of AT&T's registration rights in TWE; and any proceeds from the announced sale of 30 million shares of Cablevision. Finally, AT&T has made no final determination as to the allocation of proceeds from the sale of shares of AT&T Broadband Group tracking stock.

OPERATING RESULTS

     The results of operations of the business of AT&T Broadband, LLC, are included in the results of operations of AT&T Broadband Group since March 1, 1999, the deemed effective date of the TCI merger. The results of operations of the business of MediaOne, are included in the results of operations of AT&T Broadband Group since June 15, 2000, the effective date of the MediaOne acquisition. AT&T Broadband Group has completed other acquisitions and dispositions in 2000 that affect the comparability of financial results between periods. On March 15, 2000, AT&T Broadband Group received 50.3 million shares of AT&T common stock held by Cox in exchange for an entity owning cable television systems serving approximately 312,000 customers and certain other net assets.

     In addition to the above, the comparability of operating results between periods has also been affected by the consolidation of Excite@Home beginning September 1, 2000, due to AT&T Broadband Group gaining voting control. AT&T Broadband Group, through AT&T Broadband, LLC, has an approximate 23% economic interest and a 74% voting interest in Excite@Home. Prior to September 1, 2000, the ownership of Excite@Home was accounted for under the equity method of accounting, which means the investment was shown in "investments" in the combined balance sheet, and any earnings or losses were included as a component of "net losses from equity investments" in the combined statements of operations. The consolidation of Excite@Home resulted in the inclusion of 100% of its results in each line item on the combined balance sheet and statement of operations. The approximate 77% not owned by AT&T Broadband Group, through AT&T Broadband, LLC, is shown as a single line item on the combined balance sheet within "minority interest" and within "minority interest in income (expense)" in the combined statement of operations.

     The results of operations for AT&T Broadband Group begin on March 1, 1999, the effective date of the TCI merger. Accordingly, the results of operations for 1999 include 10 months of operations as compared to a full 12 months of operations in 2000 for the business of AT&T Broadband, LLC.

     REVENUE

     Total revenue increased $3,365 million, or 66%, in 2000 compared to 1999. This increase was due to additional revenue from the MediaOne acquisition of $1,730 million, an additional two months of revenue in 2000 of $1,035 million, and the consolidation of Excite@Home of $248 million. The

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remaining increase was primarily a result of increased revenue from advanced services (digital video, high-speed cable Internet service and broadband telephony) of $242 million and an increase in basic cable revenue of approximately $195 million. Basic cable revenue increased as a result of rate increases. The increase was offset by a decrease in revenues of $104 million due to the Cox disposition.

     At December 31, 2000, AT&T Broadband Group serviced approximately 16.0 million basic cable customers, while passing approximately 28.3 million homes, compared with 11.4 million basic cable customers, while passing approximately
19.7 million homes at December 31, 1999. AT&T Broadband Group acquired a system passing approximately 8.7 million homes with approximately 5.0 million basic cable customers in the MediaOne acquisition. At December 31, 2000, AT&T Broadband Group provided digital video service to approximately 2.8 million customers, high-speed cable Internet service to approximately 1.1 million customers, and broadband telephony service to approximately 547,000 customers. This compares with approximately 1.8 million digital video customers, approximately 207,000 high-speed cable Internet service customers, and nearly 8,300 broadband telephony customers at December 31, 1999. The MediaOne acquisition added 0.2 million digital video service customers, 0.3 million high-speed cable Internet customers and 0.1 million broadband telephony customers.

     COST OF SERVICES

     Cost of services increased $1,914 million, or 71%, in 2000 compared with 1999. This increase was primarily due to the impact of the MediaOne acquisition of $833 million, an additional two months of costs in 2000 of $576 million and the consolidation of Excite@Home of $195 million. The remaining increase primarily is a result of $180 million increase in programming costs, an increase of $142 million associated with high-speed cable Internet and broadband telephony services and an increase in salary expense and other basic cable costs of $138 million due to growth in business. The increase was offset by a decrease in costs of $48 million due to the Cox disposition.

     SELLING, GENERAL AND ADMINISTRATIVE

     Selling, general and administrative expenses increased $927 million, or 74%, in 2000 compared to 1999. This increase was primarily due to the impact of the MediaOne acquisition of $458 million, an additional two months in 2000 of $210 million, an increase in expenses related to high-speed cable Internet service and broadband telephony of $232 million and the consolidation of Excite@Home of $56 million.

     DEPRECIATION AND AMORTIZATION

     Depreciation and amortization increased $2,377 million, or 142%, in 2000 compared to 1999. The increase was primarily due to the impact of the MediaOne acquisition of $987 million, the consolidation of Excite@Home of $991 million, and an additional two months in 2000 of $318 million. The remaining increase was due primarily to a higher asset base resulting from continued infrastructure investment. Total capital expenditures for 2000 and 1999 were $4,426 million and $3,161 million, respectively.

     ASSET IMPAIRMENT RESTRUCTURING AND OTHER CHARGES

     Asset impairment, restructuring and other charges increased $5,626 million in 2000 to $6,270 million. For the year ended 2000, the charge included $6,179 million of asset impairment charges related to Excite@Home and $91 million related to restructuring and exit costs.

     The charges related to Excite@Home include $4,609 million of asset impairment charges recorded by Excite@Home associated with the impairment of goodwill from various acquisitions and a related goodwill impairment charge of $1,570 million recorded by AT&T Broadband Group associated with goodwill from the acquisition of its investment in Excite@Home. The impairments

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resulted from a decision by Excite@Home to exit certain businesses, as well as significant changes to the dynamics of the online media market that Excite@Home operates in, which necessitated a general impairment review of Excite@Home's intangible assets. Since AT&T Broadband Group, through AT&T Broadband, LLC, owns approximately 23% of Excite@Home, 77% of the charge recorded by Excite@Home was not included as a reduction of net income, but rather was eliminated through minority interest in income (expense) in the combined statements of operations.

     The $91 million charge for restructuring and exit plans was primarily due to headcount reductions as part of the integration of MediaOne, the centralization of certain functions, and the consolidation of call center facilities. This charge included $61 million of cash termination benefits associated with the involuntary separation of 1,060 employees. Approximately 25% of the employees were management while 75% were non-management employees. Approximately 74% of the affected employees have left their positions as of December 31, 2000. The $91 million charge also included a loss of $30 million recognized on the disposition of facilities as a result of synergies created by the MediaOne acquisition.

     The 2000 restructuring initiatives are projected to yield cash savings of approximately $80 million per year. It is expected that increased spending in growth businesses will largely offset these cash and earnings before interest and taxes, or EBIT, savings of approximately $50 million. The EBIT savings, primarily attributable to reduced personnel related expenses, will be realized in cost of services and selling, general and administrative expenses.

     During 1999, AT&T Broadband Group recorded $644 million of asset impairment, restructuring and other charges. This included an in-process research and development charge of $594 million reflecting the estimated fair value of research and development projects, as of the date of the TCI merger, which had not yet reached technological feasibility or had alternative future use. The projects identified related to efforts to offer voice-over-IP, product-integration efforts for advanced set-top devices, cost-savings efforts for broadband-telephony implementation, and in-process research and development related to Excite@Home. The fair value of in-process research and development was estimated for each project using an income approach, which was adjusted to allocate fair value based on the project's percentage of completion. Under this approach, the present value of the anticipated future benefits of the projects was determined using a discount rate of 17%. For each project, the resulting net present value was multiplied by a percentage of completion based on effort expended to date versus projected costs to complete.

     The charge associated with the voice-over-IP technology, which allows voice telephony traffic to be digitalized and transmitted in IP data packets, was $225 million as of the date of the TCI merger. Current voice-over-IP equipment does not yet support many of the features required to connect customer premises equipment to traditional phone networks. Further technical development is also needed to ensure voice quality that is comparable to conventional circuit-switched telephony and to reduce the power consumption of the IP telephony equipment. Testing of IP telephony equipment in the field was started in late 2000 and will continue throughout 2001.

     The charge associated with product integration efforts for advanced set-top devices, which will enable us to offer next-generation digital services, was $114 million as of the date of the TCI merger. The associated technology consists of the development and integration work needed to provide a suite of software tools to run on the digital set-top box hardware platform. It is anticipated that field trials will begin in late 2001 for next generation digital services.

     The charge associated with cost-savings efforts for broadband telephony implementation was $101 million as of the date of the TCI merger. Telephony cost reductions primarily consist of cost savings from the development of a "line of power switch," which allows cost effective power for customer telephony equipment through the cable plant. This device will allow us to provide line-powered telephony without burying the cable line to each house. Trials related to the telephony cost reductions are complete and implementation has begun in certain markets.

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     Additionally, the in-process research and development charge related to
Excite@Home was valued at $154 million. This charge related to projects to allow for self-provisioning of devices and the development of next-generation client software, network and back-office infrastructure to enable a variety of network devices beyond personal computers and improved design for the regional data centers' infrastructure.

     Although there are technological issues to overcome to complete successfully the acquired in-process research and development, successful completion is expected. The costs to complete the identified projects will not have a material impact on the results of operations. If, however, management of AT&T Broadband Group is unable to establish technological feasibility and produce commercially viable products/services, anticipated incremental cash flows attributed to expected profits from such new products/services may not be realized.

     Also in 1999, the asset impairment, restructuring and other charges included a $50 million loss related to a contribution agreement TCI entered into with Phoenixstar, Inc. This agreement requires AT&T Broadband Group to satisfy certain liabilities owned by Phoenixstar and its subsidiaries. The remaining obligation under this contribution agreement and an agreement that MediaOne has is $57 million, which was fully accrued at December 31, 2000.

     OTHER (EXPENSE) INCOME

     Other (expense) income, decreased from income of $50 million in 1999 to expense of $39 million for 2000. This decrease was primarily a result of a $537 million charge resulting from the increase in the fair value of the put options held by Comcast and Cox related to Excite@Home stock and investment impairment charges of $240 million. This was offset by an increase in gains on sales of businesses and investments of $577 million, including the swap of cable systems with Comcast and Cox and the sale of the investment in Lenfest, and an increase of $69 million in interest and dividend income.

     INTEREST EXPENSE

     Interest expense increased $618 million in 2000 to $1,323 million compared to 1999. The increase was a result of an increase in debt of $13.5 billion due primarily to the MediaOne acquisition, the monetization of investments in Microsoft and Comcast, two additional months of interest in 2000, and an increase in the interest rate charged from AT&T for intercompany debt.

     NET LOSSES FROM EQUITY INVESTMENTS

     Net losses from equity investments which are recorded net of income tax decreased $110 compared to 1999. The decrease was due in part to a $185 million improvement in Cablevision's results, which was partially offset by additional equity losses of $64 million from amortization of excess basis of equity investments acquired in the MediaOne acquisition. The improvement in Cablevision's results is primarily due to gains from cable system sales.

     MINORITY INTEREST INCOME (EXPENSE)

     Minority interest income (expense) which is recorded net of income tax represents an adjustment to AT&T Broadband Group's net loss to reflect the less than 100% ownership of entities attributed to AT&T Broadband Group as well as dividends on preferred stock issued by subsidiaries of AT&T which have been attributed to AT&T Broadband Group. The increase of $4,188 million in 2000 primarily resulted from the consolidation of Excite@Home effective September 1, 2000. The minority interest in 2000 primarily reflects the losses generated by Excite@Home, including the goodwill impairment charge, that were attributed to the approximate 77% of Excite@Home not owned by AT&T Broadband Group through AT&T Broadband, LLC.

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     BENEFIT FOR INCOME TAXES

     The benefit for income taxes for the year ended December 31, 2000, was $1,183 million, compared with a benefit of $465 million for the ten months ended December 31, 1999. The effective income tax rate for the year ended December 31, 2000 was 11.8%, compared to 25.3% for the ten months ended December 31, 1999. The effective rate for 2000 was impacted by the inclusion of Excite@Home as a consolidated entity, and the Cox disposition. The 1999 effective tax rate was impacted by the non tax deductible in-process research and development write-off.

LIQUIDITY AND CAPITAL RESOURCES

     The continued expansion and upgrade of AT&T Broadband Group's network to provide advanced services, including digital video, high-speed cable Internet service and cable telephony will continue to require substantial capital. AT&T Broadband Group has funded its operations through internally generated funds, asset sales, capital contributions from AT&T and intercompany borrowings from AT&T. Capital contributions from AT&T include acquisitions made by AT&T that have been attributed to AT&T Broadband Group which are treated as non cash.

     Currently, financing activities for AT&T Broadband Group are managed by AT&T on a centralized basis. Sources for AT&T Broadband Group's future financing requirements may include borrowing of funds, including additional debt from AT&T and/or third party debt. Loans from AT&T to any entity within AT&T Broadband Group have been made at interest rates and on other terms and conditions intended to be substantially equivalent to the interest rates and other terms and conditions that AT&T Broadband Group would be able to obtain from third parties, including the public markets, as a non-affiliate of AT&T without the benefit of any guaranty by AT&T.

     AT&T performs cash management functions on behalf of AT&T Broadband Group. Substantially all of AT&T Broadband Group's cash balances are swept to AT&T on a daily basis, where they are managed and invested by AT&T. Transfers of cash to and from AT&T, after giving consideration to debt allocation methodology, are reflected as a component of combined attributed net assets.

     Net cash provided by operating activities for the year ended December 31, 2000, was $802 million, compared with $1,380 million for the ten months ended December 31, 1999. The decrease in cash provided by operating activities was primarily due to the launch of high-speed cable Internet service and broadband telephony, and a net use of cash from changes in accounts receivable, accounts payable and other operating assets and liabilities.

     Net cash used in investing activities for the year ended December 31, 2000 was $4,511 million compared with $2,915 million for the ten months ended December 31, 1999. The increase was primarily due to capital expenditures for upgrades and rebuilds of the broadband network. In 2000, AT&T Broadband Group spent $71 million for net acquisitions and dispositions and in 1999 received $740 million from net acquisitions and dispositions.

     Net cash provided by financing activities for the year ended December 31, 2000 was $3,770 million compared with $1,535 million for the ten months ended December 31, 1999. The increase was primarily due to additional funding needed for increased capital expenditures.

     At December 31, 2000, AT&T Broadband Group had current assets of $3,506 million and current liabilities of $15,950 million. A significant portion of the current liabilities, $8,903 million, relates to short-term debt. Financing activities of AT&T Broadband Group were managed by AT&T on a centralized basis. AT&T Broadband Group expects that it will repay a portion of the short-term debt payable in a variety of ways. Major elements of this deleveraging plan include proceeds from announced sales of cable systems and sales of other investments. In February, 2001, AT&T exercised its registration rights in TWE and formally requested TWE to begin the process of converting the limited partnership into a corporation with registered equity securities. However, ongoing discussions with AOL Time Warner for the sale of TWE have continued. Also, AT&T intends to sell 30 million shares of Cablevision. Since TWE and Cablevision are attributed to AT&T Broadband Group, any

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proceeds from sales would also be attributed to AT&T Broadband Group. In addition, AT&T retains the flexibility to allocate proceeds from the AT&T Broadband Group tracking stock offering among the AT&T groups in any manner which it deems most appropriate.

     EBITDA, excluding asset impairment, pre-tax losses from equity investments and other income or expense, is the primary measure used by the chief operating decision-makers to measure the ability to generate cash flow. EBITDA, excluding asset impairment, pre-tax losses from equity investments and other income or expense, may or may not be consistent with the calculation of EBITDA for other companies and should not be viewed as an alternative to generally accepted accounting principles, measures of performance or to cash flow from operating, investing and financing activities as a measure of liquidity.

     EBITDA, excluding asset impairment, pre-tax losses from equity investments and other income or expense, for the year ended December 31, 2000, was $1.7 billion, compared with $1.1 billion for the ten months ended December 31, 1999. This improvement was due to the impact of the MediaOne acquisition and an additional two months of operations of AT&T Broadband, LLC in 2000. Higher expenses in high- speed cable Internet service and broadband telephony offset this increase.

     At December 31, 2000, an entity attributed to AT&T Broadband Group has an agreement with Motorola, Inc. to purchase a minimum of 1.25 million digital set-top devices at an average price of $248 per unit until 2001.

     AT&T Broadband Group is party to an agreement under which it purchases certain billing services from an unaffiliated third party. Unless terminated by either party pursuant to the terms of the agreement, the agreement expires on December 31, 2012. The agreement calls for monthly payments. Such payments are subject to adjustments and conditions pursuant to the terms of the underlying agreement. Amounts included in selling, general and administrative expenses that were incurred in connection with these arrangements were approximately $143 million for the year ended December 31, 2000.

     Pursuant to an agreement with a subsidiary of Liberty Media Group, entities attributed to AT&T Broadband Group purchase programming and other services from a Liberty Media Group subsidiary, and are required to make minimum payments for these programming and other services through 2022. The commitment increases annually from $288 million in 2001 to $315 million in 2003, and will increase annually through 2022 with inflation. In the event that programming costs of this Liberty Media Group subsidiary increase by more than 10 percent of an amount specified in the agreement, AT&T Broadband Group's commitment will be increased by an amount equal to 66 percent of the increase over the amount specified in the agreement. Other factors such as acquisitions and divestitures also affect the commitment amounts.

     AT&T Broadband Group, through MediaOne, had a 31.4% ownership interest in Road Runner. The members of Road Runner have dissolved Road Runner during 2001 and agreed to convert the customers to the respective cable members' systems. In order to accomplish this, AT&T Broadband Group acquired approximately $66 million of network assets, net of related liabilities, and will incur additional transition and dissolution costs estimated at $75 million to $100 million.

     AT&T's board of directors has the power to make determinations that may impact the financial and liquidity position of AT&T Broadband Group. This power includes the ability to set priorities for use of capital and debt capacity, to determine cash management policies and to make decisions regarding whether to make capital expenditures and as to the timing and amount of any capital expenditures. All actions by AT&T's board of directors are subject to the board members' fiduciary duties to all shareholders of AT&T as a group and not just to holders of a particular class of tracking stock and to AT&T's charter, policy statements, by-laws and inter-company agreements. As a result of this discretion of AT&T's board of directors, it may be difficult for investors to assess AT&T

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Broadband Group's liquidity and capital resource needs and in turn the future prospects of AT&T Broadband Group based on past performance.

FINANCIAL CONDITION

     Total assets were $117,534 million as of December 31, 2000, which increased $59,306 million compared to December 31, 1999. The increase was primarily due to the impact of the MediaOne acquisition, which resulted in increased goodwill, franchise costs, other investments including TWE and Vodafone Group plc and the impact of the consolidation of Excite@Home. In addition, the increase resulted from capital expenditures, net of depreciation. These increases were partially offset by a decrease in the mark to market valuation of certain investments.

     Total liabilities were $65,086 million as of December 31, 2000, which increased $28,774 million compared to December 31, 1999 primarily due to the impact of the MediaOne acquisition, including the debt of MediaOne and the deferred taxes related to the franchise costs, as well as the consolidation of Excite@Home. In addition, total debt increased due to the monetization of investments in Microsoft and Comcast. At December 31, 2000, $8.7 billion of total debt was monetized investments, where such investments can be delivered in full satisfaction of the underlying debt at the time of maturity.

     Combined attributed net assets was $43,317 million as of December 31, 2000, an increase of $28,428 million compared to December 31, 1999. The increase was primarily due to the net transfers from AT&T for the MediaOne acquisition and net transfers from AT&T to fund capital expenditures.

RISK MANAGEMENT

     AT&T Broadband Group is exposed to market risk from changes in interest rates, as well as changes in equity prices associated with affiliated companies. In addition, AT&T Broadband Group is exposed to market risk from fluctuations in the prices of securities which have been monetized through the issuance of debt. On a limited basis, certain derivative financial instruments, including interest rate swaps and options are used to manage these risks. Financial instruments are not used for trading or speculative purposes. All financial instruments are used in accordance with AT&T board-approved policies.

     Interest rate swaps are used to manage the impact of interest rate changes on earnings and cash flows and to lower overall borrowing costs. Option contracts are used to reduce exposure to the risk of fluctuations in the prices of securities that have been monetized. Interest rate risk is monitored on the basis of changes in fair value. Assuming a 10% downward shift in interest rates, the fair value of interest rate swaps and the underlying hedged debt would have changed by $15 million and $1 million at December 31, 2000 and 1999, respectively. In addition, certain debt is indexed to the market prices of certain securities owned. Changes in the market price of these securities result in changes in the fair value of this debt. Assuming a 10% downward change in the market price of the securities, the fair value of the underlying debt and securities would have decreased by $534 million at December 31, 2000. Assuming a 10% downward shift in interest rates at December 31, 2000 and 1999, the fair value of unhedged debt would have increased by $563 million and $288 million, respectively.

     Equity hedges are used to manage exposure to changes in equity prices associated with stock appreciation rights, or SARs, of affiliated companies. Assuming a 10% decrease in equity prices of affiliated companies, the fair value of equity hedges would have decreased by $29 million and $75 million at December 31, 2000 and 1999, respectively. Because these contracts are entered into for hedging purposes, it's believed that the decrease in fair value would be largely offset by gains on the underlying transaction.

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     In order to determine the changes in fair value of the various financial instruments, certain modeling techniques, namely Black-Scholes, are used for the SARs and equity collars. Rate sensitivity changes are directly applied to interest rate swap transactions.

     The changes in fair value, as discussed above, assume the occurrence of certain adverse market conditions. They do not consider the potential effect of favorable changes in market factors and do not represent projected losses in fair value expected to incur. Future impacts would be based on actual developments in global financial markets. There are no significant foreseen changes in the strategies used to manage interest rate risk or equity price risk in the near future.

RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards, or SFAS, No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date of this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, though earlier adoption is encouraged and retroactive application is prohibited. For AT&T Broadband Group this means the standard must be adopted no later than January 1, 2001. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" as an amendment to SFAS No. 133. This statement provides clarification with regard to certain implementation issues under SFAS No. 133 on specific types of hedges.

     On January 1, 2001, AT&T Broadband Group adopted SFAS No. 133. AT&T Broadband Group recorded a cumulative effect of an accounting change, net of applicable taxes, of approximately $1,209 million of income, primarily attributable to fair value adjustments of debt instruments, including those acquired in conjunction with the MediaOne acquisition, as well as to the warrant portfolio. In addition, in connection with the adoption of SFAS No. 133, AT&T Broadband Group reclassified certain investment securities, which support debt that is indexed to those securities, from "available-for-sale" to "trading." This reclassification resulted in the recognition of a charge of $1,724 million, net of applicable taxes, which was recorded as a reduction of other income. As available-for-sale securities, changes in fair value were previously included within other comprehensive income as a component of combined attributed net assets.

     The impact of the adoption of SFAS No. 133, as amended by SFAS No. 138, on AT&T Broadband Group's future results of operations is dependent upon the fair values of the derivatives and related financial instruments and could result in significant quarterly fluctuations in other income in future periods.

     In December 1999, the SEC issued Staff Accounting Bulletin, or SAB, No. 101, "Revenue Recognition in Financial Statements." Registrants were required to apply the accounting and disclosures described in SAB No. 101 no later than the fourth quarter of 2000. AT&T Broadband Group is currently in compliance with the provisions of SAB No. 101.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- a Replacement of FASB No. 125." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Under these standards, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing

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of financial assets and extinguishments of liabilities occurring after March 31,
2001. AT&T Broadband Group does not expect the adoption of SFAS No. 140 will have a material impact on AT&T Broadband Group's results of operations, financial position or cash flows.

SUBSEQUENT EVENTS

     Effective January 1, 2001, entities attributed to AT&T Broadband Group sold to Insight Communications, for $392 million, several Illinois systems serving approximately 98,400 customers. Insight Communications contributed the customers to Insight Midwest, a partnership in which AT&T Broadband Group, through its attributed entities, has a 50% interest. The $62 million gain on such transaction is being deferred due to a keep well agreement with Insight Midwest. Entities attributed to AT&T Broadband Group also contributed several Illinois systems serving approximately 247,500 customers to Insight Midwest while Insight Communications contributed systems serving approximately 177,000 customers. The $117 million gain on this transaction is being deferred due to a keep well agreement with Insight Midwest.

     On January 2, 2001, AT&T through AT&T Broadband, LLC, completed the sale of Kearns-Tribune, LLC, to MediaNews Group for $200 million in cash. The transaction resulted in a pre-tax gain of approximately $107 million.

     On January 8, 2001, a subsidiary of AT&T and Cablevision completed agreements for the transfer of cable systems. AT&T received cable systems serving 358,000 customers in Boston and Eastern Massachusetts. In exchange, Cablevision received cable systems serving approximately 130,000 customers in northern New York suburbs, and 44 million shares of AT&T common stock valued at approximately $871 million, and approximately $204 million in cash. Cablevision recorded a gain as a result of the transaction. Due to the ownership interest in Cablevision, AT&T Broadband Group recorded its portion of the gain, of $234 million in "net losses from equity investments."

     On April 30, 2001, a subsidiary of AT&T received 63.9 million shares of AT&T stock valued at $1,423 million held by Comcast in exchange for an entity owning cable systems serving approximately 590,000 customers in Delaware, New Mexico, Maryland, New Jersey, Pennsylvania and Tennessee. The transaction resulted in a pre-tax loss of $297 million.

     In February 2001, a subsidiary of AT&T and Charter signed a definitive agreement involving several strategic cable system transactions. In accordance with the agreement, Charter will receive cable systems, which are attributed to AT&T Broadband Group, that serve approximately 574,000 customers in Missouri, Illinois, Alabama, Nevada and California. AT&T Broadband Group, through its attributed entities, will receive cable systems serving approximately 62,000 customers in Florida, up to $502 million in Charter common stock and cash for a total value of $1,790 million, subject to adjustments. Pending certain closing conditions and regulatory approvals, the transactions are expected to close in the second and third quarters of 2001.

     In February 2001, a subsidiary of AT&T and MediaCom signed a definitive agreement in which certain cable systems attributed to AT&T Broadband Group serving approximately 840,000 customers in Georgia, Iowa, Illinois and Missouri will be sold to MediaCom. AT&T Broadband Group will receive cash of approximately $2,215 million, subject to adjustments. Pending certain closing conditions and regulatory approvals, the transaction is expected to close in the second quarter of 2001.

     In April 2001, a subsidiary of AT&T and Adelphia Communications Corporation signed a definitive agreement in which certain cable systems attributed to AT&T Broadband Group serving approximately 128,000 customers in central Pennsylvania and Ohio will be sold to Adelphia. AT&T Broadband Group will receive cash of approximately $318 million, subject to adjustments. Pending certain closing conditions and regulatory approvals, the transaction is expected to close in the third quarter of 2001.

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     In May 2001, AT&T, together with certain subsidiaries attributed to the
AT&T Broadband Group, agreed to sell the 99.75% interest they own in the entity holding the Baltimore, Maryland cable television system, serving approximately 110,000 customers, to Comcast for approximately $516 million. Pending certain closing conditions and certain regulatory conditions, this transaction is expected to close at the end of the second quarter or beginning of the third quarter of 2001.

     On January 11, 2001, Comcast and Cox exercised their rights to sell a total of approximately 60 million shares of Excite@Home to AT&T as part of the March 2000 agreement to reorganize Excite@Home's governance. If this transaction were completed as originally contemplated, AT&T Broadband Group would hold, on a fully diluted basis, approximately 38% of the economic interest in Excite@Home and approximately 79% of the voting interest. However, AT&T currently is in discussions to renegotiate the structure or terms of the exercise of these sale rights, which negotiations may change the number of shares or the percentage interests in Excite@Home that AT&T Broadband Group will hold and may result in Comcast and/or Cox retaining all of their Excite@Home shares.

     In the first quarter of 2001, AT&T Broadband Group recorded a charge of $56 million for restructuring and exit costs as part of an initiative to reduce costs. The restructuring and exit plans primarily focus on the maximization of synergies through headcount reductions, including the consolidation of customer-care and call centers and the reduction in the construction efforts on rebuilds. Included in exit cost was $53 million of cash termination benefits associated with the separation of approximately 2,100 employees as part of an involuntary termination plan. Approximately 11% were management employees and 89% were non-management employees. The charge also included approximately $3 million recognized on the disposition of facilities as a result of the headcount reductions. AT&T Broadband Group expects to incur a charge in the second quarter of 2001 related to continued headcount reductions and consolidation of facilities.

     In the first quarter of 2001, AT&T signed a non-binding letter of agreement under which AT&T may provide Excite@Home with $75 million to $85 million in connection with the restructuring of the backbone fiber agreement between the companies and with a joint initiative to maintain and improve current network performance levels. In addition, AT&T Broadband Group recorded $752 million of asset impairment and restructuring charges related to Excite@Home. The impairment charges relate to $600 million in asset impairment charges taken by Excite@Home and a related goodwill impairment of $139 million taken by AT&T Broadband Group associated with its acquisition of goodwill of Excite@Home. Also the asset impairment and restructuring charge included $13 million of restructuring charges for head count reductions and consolidation of facilities.

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                THE CONSUMER SERVICES CHARTER AMENDMENT PROPOSAL

     The description of the material terms of the charter amendment proposal set forth below is not complete. We qualify this description by reference to the form of proposed charter amendment, a copy of which we have attached as Appendix B to this proxy statement. We urge all shareholders to read it in its entirety.

GENERAL

     We are proposing the following amendment to our charter, which we refer to as the Consumer Services charter amendment proposal:

     Consumer Services Group tracking stock amendment -- an amendment to create a new class of common stock called Consumer Services Group common stock, par value $1.00 per share, which we intend to reflect the financial performance and economic value of our Consumer Services business. We refer to this stock as "AT&T Consumer Services Group tracking stock."

     Approval of the Consumer Services charter amendment proposal requires a majority of the combined voting power of all outstanding shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock and AT&T Wireless Group preferred tracking stock to vote in its favor. OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL. Any shares not voted, whether by abstention, broker non-vote or otherwise, have the effect of a vote against the Consumer Services charter amendment proposal.

CONSUMER SERVICES GROUP TRACKING STOCK AMENDMENT

     The Consumer Services Group tracking stock amendment would, among other things:

     - Define "AT&T Consumer Services Group," the financial performance and economic value of which we intend AT&T Consumer Services Group tracking stock to reflect. AT&T Consumer Services Group will consist of the assets and liabilities shown in the combined balance sheets of AT&T Consumer Services Group and will include:

       -- all Consumer Services long distance customers;

       -- all Consumer Services support infrastructure, including ordering, provisioning, billing and care; and

       -- all Consumer Services marketing operations.

     - Establish the terms of AT&T Consumer Services Group tracking stock,
       consisting of                authorized shares and entitling the holders
       of the AT&T Consumer Services Group tracking stock to
                                 of a vote per share, voting as one class with
       all other classes and series of common stock and preferred stock of AT&T with respect to all matters to be voted upon by AT&T shareholders, except as otherwise required by the NYBCL or by the terms of any other class or series of AT&T's capital stock.

     We include a more complete description of AT&T Consumer Services Group tracking stock under "--Terms of the Consumer Services Group Tracking Stock Amendment."

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS HAS APPROVED THE CONSUMER SERVICES CHARTER AMENDMENT PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE CONSUMER SERVICES CHARTER AMENDMENT PROPOSAL.

TERMS OF THE CONSUMER SERVICES GROUP TRACKING STOCK AMENDMENT

     GENERAL

     If we adopt the Consumer Services Group tracking stock amendment, we will
amend our charter to authorize           billion shares of AT&T Consumer
Services Group tracking stock. For a description of the currently authorized and outstanding shares of AT&T capital stock, see "The

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Broadband Charter Amendment Proposal -- Terms of the Broadband Group Tracking
Stock Amendment -- General."

     EFFECT UPON OTHER AT&T TRACKING STOCKS

     The Consumer Services Group tracking stock amendment would not affect the substantive provisions relating to Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Broadband Group tracking stock.

     AT&T CONSUMER SERVICES GROUP

     We intend AT&T Consumer Services Group tracking stock to reflect the financial performance and economic value of AT&T Consumer Services Group. The Consumer Services Group tracking stock amendment defines "AT&T Consumer Services Group" generally as the interest of AT&T or any of its subsidiaries in all of the businesses, assets and liabilities reflected in the unaudited combined financial statements of AT&T Consumer Services Group, dated December 31, 2000, as included in this proxy statement, including any successor to AT&T Consumer Services Group by merger, consolidation or sale of all or substantially all of its assets. The Consumer Services Group tracking stock amendment contains adjustments to the definition of "AT&T Consumer Services Group" to reflect, among other things, related assets and liabilities (including contingent liabilities), net income and net losses arising after the date of these financial statements, contributions and allocations of assets, liabilities and businesses between the groups and acquisitions and dispositions.

     Any retained portion of the value of AT&T Consumer Services Group represented by AT&T common stock will be included in AT&T Business Services Group. See "-- AT&T Consumer Services Group Allocation Fraction."

     AT&T CONSUMER SERVICES GROUP ALLOCATION FRACTION

     The Consumer Services Group tracking stock amendment defines the "AT&T Consumer Services Group allocation fraction" to represent the interest in the financial performance and economic value of AT&T Consumer Services Group reflected by AT&T Consumer Services Group tracking stock distributed to the public. It is our current intention that all of the interest in the financial performance and economic value of AT&T Consumer Services Group be reflected in AT&T Consumer Services Group tracking stock, and, therefore, the AT&T Consumer Services Group allocation fraction is currently intended to be one. If at any time all of the interest in the financial performance and economic value of AT&T Consumer Services Group is not reflected by the outstanding AT&T Consumer Services Group tracking stock, this fraction will be used, in effect, to allocate to AT&T Business Services Group the right to participate in any dividend, distribution or liquidation payment made to holders of AT&T Consumer Services Group tracking stock. This right to participate will reflect the retained portion of the value of AT&T Business Services Group in AT&T Consumer Services Group. At any time that all of the interest in the financial performance and economic value of AT&T Consumer Services Group is fully reflected by the outstanding AT&T Consumer Services Group tracking stock, this fraction will equal one.

     Subject to the criteria we describe below, this fraction is subject to adjustment from time to time as our board of directors deems appropriate:

     - to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of AT&T Consumer Services Group tracking stock and stock dividends payable in shares of AT&T Consumer Services Group tracking stock;

     - to reflect the fair market value of contributions or allocations by AT&T of cash, property or other assets or liabilities from other AT&T groups to AT&T Consumer Services Group (or vice versa), or of cash or property or other assets or liabilities of other AT&T groups to, or for the benefit of, employees of AT&T Consumer Services Group in connection with employee benefit plans or arrangements of AT&T or any of its subsidiaries (or vice versa);

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     - to reflect the number of shares of AT&T capital stock contributed to, or for the benefit of, employees of AT&T Consumer Services Group in connection with benefit plans or arrangements of AT&T or any of its subsidiaries;

     - to reflect repurchases by AT&T of shares of AT&T Consumer Services Group tracking stock for the account of AT&T Broadband Group;

     - to reflect issuances of AT&T Consumer Services Group tracking stock for the account of AT&T Consumer Services Group;

     - to reflect dividends or other distributions to holders of AT&T Consumer Services Group tracking stock, to the extent no required payment is made to AT&T Business Services Group; and

     - under other circumstances as our board of directors determines appropriate to reflect the economic substance of any other event or circumstance.

     In addition, in determining the percentage interest of holders of AT&T Consumer Services Group tracking stock in any particular dividend or other distribution, we will reduce the economic interest of holders of AT&T Consumer Services Group tracking stock to reflect dilution arising from shares of AT&T Consumer Services Group tracking stock reserved for issuance upon conversion, exercise or exchange of other securities that are entitled to participate in this dividend or other distribution.

     The Consumer Services Group tracking stock amendment provides that any adjustment of this kind must be made in a manner that our board of directors determines to be fair and equitable to holders of AT&T common stock and AT&T Consumer Services Group tracking stock. In the event that any assets or other property are acquired by other AT&T group(s) and allocated or contributed to AT&T Consumer Services Group, the consideration paid by the other AT&T group(s) to acquire these assets or other property will be presumed to be its "fair market value" as of its acquisition. Any adjustment to the AT&T Consumer Services Group allocation fraction made by our board of directors in accordance with these principles will be at the sole discretion of our board of directors and will be final and binding on all shareholders.

     VOTING RIGHTS

     Currently, holders of AT&T common stock have one vote per share, holders of Class B Liberty Media Group tracking stock have 0.375 of a vote per share, holders of Class A Liberty Media Group tracking stock have 0.0375 of a vote per share, holders of AT&T Wireless Group tracking stock have 0.5 of a vote per share and holders of AT&T Wireless Group preferred tracking stock have 250 votes per share. This voting power is subject to adjustment for stock splits, stock dividends and combinations, including any distribution of AT&T Consumer Services Group tracking stock to holders of AT&T common stock.

     Each outstanding share of AT&T Consumer Services Group tracking stock
initially will have           of a vote. The voting rights of AT&T Consumer
Services Group tracking stock will be subject to adjustments to reflect stock splits, reverse stock splits, stock dividends or certain stock distributions with respect to AT&T common stock, AT&T Consumer Services Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Broadband Group tracking stock.

     Except as otherwise required by New York law or any special voting rights of any class or series of AT&T preferred stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock, AT&T Broadband Group tracking stock or any other class of AT&T common shares, holders of shares of AT&T common stock, AT&T Consumer Services Group tracking stock, each other class of AT&T common shares, if any, that is entitled to vote, Class A Liberty Media Group tracking stock and Class B Liberty Media Group tracking stock, AT&T Wireless Group tracking stock, AT&T Broadband Group tracking stock and holders of shares of each class or series of AT&T preferred

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

stock, if any, that is entitled to vote, will vote as one class with respect to all matters to be voted on by shareholders of AT&T. No separate class vote of AT&T Consumer Services Group tracking stock will be required, except as required by the NYBCL.

     DIVIDENDS

     General. Following any issuance of AT&T Consumer Services Group tracking stock, it is currently expected that one-third of the current dividend payable on AT&T common stock will be allocated to AT&T common stock and that two-thirds of the dividend will be allocated to AT&T Consumer Services Group tracking stock. The declaration of dividends by AT&T and the amount thereof will, however, be in the discretion of our board of directors and will depend upon each of our group's financial performance, the dividend policies and capital structures of comparable companies, each group's ongoing capital needs, and AT&T's results of operations, financial condition, cash requirements and future prospects and other factors deemed relevant by our board of directors. Payment of dividends also may be restricted by loan agreements, indentures and other transactions that AT&T enters into from time to time. Provided that AT&T has sufficient assets to pay a dividend under applicable law, after excluding the available dividend amount relating to Liberty Media Group, AT&T Wireless Group and AT&T Broadband Group, the Consumer Services Group tracking stock amendment provides that dividends on AT&T Consumer Services Group tracking stock are limited to an available dividend amount that is designed to be equivalent to the amount that would legally be available for dividends on that stock if AT&T Consumer Services Group were a stand-alone entity. Dividends on AT&T common stock are limited to the amount of legally available funds for all of AT&T less the sum of the available dividend amount for AT&T Consumer Services Group tracking stock, the available dividend amount for Liberty Media Group tracking stock, the available dividend amount for AT&T Wireless Group tracking stocks and the available dividend amount for AT&T Broadband Group tracking stock.

     Discrimination among classes of common shares. The Consumer Services Group tracking stock amendment does not provide for mandatory dividends. Provided that there are sufficient assets to pay a dividend on a class of stock as described under "-- General," our board of directors will have the sole authority and discretion to declare and pay dividends (or to refrain from declaring or paying dividends), in equal or unequal amounts, on AT&T common stock, AT&T Consumer Services Group tracking stocks, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock, AT&T Broadband Group tracking stock, any other class of AT&T common shares or any two or more of these classes. Subject to not exceeding the applicable available dividend amount, our board of directors has this power regardless of the relative available dividend amounts, prior dividend amounts declared, liquidation rights or any other factor.

     SHARE DISTRIBUTIONS

     Subject to the provisions of Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks and AT&T Broadband Group tracking stock, AT&T may declare and pay a distribution consisting of shares of AT&T common stock, AT&T Consumer Services Group tracking stock or any other securities of AT&T or any other person to holders of AT&T common stock or AT&T Consumer Services Group tracking stock only in accordance with the provisions described below. We refer to this type of distribution as a "share distribution."

     Distributions on AT&T common stock or AT&T Consumer Services Group tracking stock. Subject to any limitations imposed by the terms of Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Broadband Group tracking stock, AT&T may declare and pay a share distribution to holders of AT&T common stock, AT&T Consumer Services Group tracking stock or any other class of AT&T common shares consisting of any securities of AT&T, any subsidiary of AT&T, or any other person. However, securities attributable to a group may be distributed to holders of another group only for consideration. In the case of shares of AT&T Consumer Services Group tracking stock distributed to holders of AT&T common stock, the

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consideration may consist, in whole or in part, of a decrease in the retained portion of the value, if any, held by AT&T Business Services Group in AT&T Consumer Services Group.

     Discrimination among classes of AT&T common shares. The Consumer Services Group tracking stock amendment does not provide for mandatory share distributions. Subject to the restrictions described above or that are in effect regarding Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Broadband Group tracking stock, our board of directors will have the sole authority and discretion to declare and pay share distributions (or to refrain from declaring or paying share distributions), in equal or unequal amounts, on AT&T common stock, AT&T Consumer Services Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks, AT&T Broadband Group tracking stock, any other class of AT&T common shares or any two or more of these classes. Subject to not exceeding the applicable available dividend amounts, our board of directors has this power regardless of the relative available dividend amounts, prior share distributions amounts declared, liquidation rights or any other factor.

     REDEMPTION

     Redemption in exchange for shares of another tracking stock. At any time our board of directors may redeem all outstanding shares of AT&T Consumer Services Group tracking stock for a new tracking stock of another entity that owns all of the material assets and liabilities of AT&T Consumer Services Group. In order to effect a redemption of this type, the new tracking stock must have substantially the same terms as those governing AT&T Consumer Services Group tracking stock as contained in AT&T's charter and by-laws, including with regard to the definition of "AT&T Consumer Services Group." In the event of a redemption of this type, the voting rights of the new tracking stock will be set based on the ratio, over a fixed measurement period, of the initial trading prices of this new tracking stock to trading prices of the common stock of the new entity of which the new tracking stock is a part. In connection with the spin-off of AT&T Communications Services, Inc., we expect to redeem all outstanding shares of AT&T Consumer Services Group tracking stock for shares of the new Consumer Services Group tracking stock.

     Redemption in exchange for shares of AT&T common stock at option of our board of directors. At any time following either the occurrence of tax-related
events or the           anniversary of the date that AT&T Consumer Services
Group tracking stock initially is issued, our board of directors, in its sole discretion, may redeem all outstanding shares of AT&T Consumer Services Group tracking stock for shares of AT&T common stock. In this event, each share of AT&T Consumer Services Group tracking stock will be redeemed in exchange for that number of shares of AT&T common stock, calculated to the nearest 1/10,000,
equal to      % of the ratio of the average market price per share of AT&T
Consumer Services Group tracking stock to the average market price per share of AT&T common stock.

     In this case, the average market price per share of AT&T common stock or AT&T Consumer Services Group tracking stock, as the case may be, means the average of the daily market value per share for such AT&T common stock or AT&T Consumer Services Group tracking stock for the 40 consecutive trading days ending on the 15th trading day prior to the date notice of the redemption is mailed to holders of AT&T Consumer Services Group tracking stock.

     In order to redeem AT&T Consumer Services Group tracking stock on the basis of a tax-related event, AT&T must obtain the opinion of counsel that, as a result of an amendment to or change (or prospective change) in a law or an interpretation of the law that takes place after AT&T Consumer Services Group tracking stock is issued, there is more than an insubstantial risk that:

     - any issuance of AT&T Consumer Services Group tracking stock would be treated as a sale or other taxable disposition by AT&T or any of its subsidiaries of any of the assets, operations or relevant subsidiaries underlying AT&T Consumer Services Group tracking stock;

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     - the existence of AT&T Consumer Services Group tracking stock would subject AT&T, its subsidiaries or its affiliates, or any of their respective successors to the imposition of tax or other adverse tax consequences; or

     - either AT&T common stock or AT&T Consumer Services Group tracking stock would not be treated solely as common stock of AT&T.

     Redemption in exchange for stock of qualifying subsidiaries at option of our board of directors. The Consumer Services Group tracking stock amendment also provides that AT&T may, at any time, redeem all outstanding shares of AT&T Consumer Services Group tracking stock in exchange for a specified number of outstanding shares of common stock of a subsidiary of AT&T that satisfies certain requirements under the Code and that holds all of the assets and liabilities of AT&T Consumer Services Group. We refer to a subsidiary that satisfies these requirements as a "qualifying subsidiary." This type of redemption only may be made on a pro rata basis, and must be tax free to the holders of AT&T Consumer Services Group tracking stock, except with respect to any cash that holders receive in lieu of fractional shares.

     In this case, we would exchange each share of AT&T Consumer Services Group tracking stock, on a pro rata basis, for an aggregate number of shares of common stock of the qualifying subsidiary equal to the number of outstanding shares of common stock of the qualifying subsidiary held by AT&T.

     Redemption in connection with certain significant transactions. In the event of a sale, transfer, assignment or other disposition by AT&T in a transaction or series of related transactions, of all or substantially all of the properties and assets of AT&T Consumer Services Group, AT&T generally is required to take one of the following actions, which action will be selected in the sole discretion of our board of directors:

     - AT&T may redeem each outstanding share of AT&T Consumer Services Group tracking stock in exchange for a number of shares of AT&T common stock
       (calculated to the nearest 1/10,000) equal to      % of the ratio of the
       average market price per share of AT&T Consumer Services Group tracking stock to the average market price per share of AT&T common stock.

     - Subject to limitations, AT&T may declare and pay a dividend in cash and/or in securities (other than AT&T common stock) or other property to holders of the outstanding shares of AT&T Consumer Services Group tracking stock equally on a share-for-share basis in an aggregate amount equal to the net proceeds of the disposition allocable to AT&T Consumer Services Group tracking stock.

     - Subject to limitations, if the disposition involves the disposition of all, not merely substantially all, of the properties and assets of AT&T Consumer Services Group, AT&T may redeem all outstanding shares of AT&T Consumer Services Group tracking stock in exchange for cash and/or securities or other property in an aggregate amount equal to the net proceeds of the disposition allocable to AT&T Consumer Services Group tracking stock.

     - Subject to limitations, if the disposition involves substantially all, but not all, of the properties and assets of AT&T Consumer Services Group, AT&T may redeem a number of outstanding shares of AT&T Consumer Services Group tracking stock in exchange for a redemption price equal to the net proceeds of that disposition. The number of shares of AT&T Consumer Services Group tracking stock to be redeemed would be equal to the lesser of (1) a number determined by dividing the aggregate amount allocated to the redemption of these shares by the average market value of one share of AT&T Consumer Services Group tracking stock during the 10-trading-day period beginning on the 15th trading day following the completion of that disposition and (2) the total number of outstanding shares of AT&T Consumer Services Group tracking stock.

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     - Subject to limitations, AT&T may take a combination of the actions described in the preceding bullets whereby AT&T may redeem some shares of AT&T Consumer Services Group tracking stock in exchange for shares of AT&T common stock at the exchange rate described in the first bullet above, and use an amount equal to a portion of the net proceeds of the disposition allocable to AT&T Consumer Services Group tracking stock to either (1) declare and pay a dividend as described in the second bullet above, or (2) redeem part or all of the remaining shares of AT&T Consumer Services Group tracking stock as described in the third or fourth bullet above.

     For purposes of these provisions, "substantially all of the properties and assets" of AT&T Consumer Services Group as of any date means a portion of these properties and assets that represents at least 80% of the fair value of the properties and assets attributed to AT&T Consumer Services Group as of that date.

     Certain exceptions. The provisions described under "-- Redemption in connection with certain significant transactions" will not apply, and AT&T will not be required to redeem any securities or make any dividend or other distribution it would otherwise be required to make, in some circumstances, including the following:

     - if, in connection with the underlying transaction, our board of directors redeems all outstanding shares of AT&T Consumer Services Group tracking stock for a new tracking stock of another entity that owns all of the material assets and liabilities of AT&T Broadband Group pursuant to "-- Redemption in exchange for shares of another tracking stock";

     - if the underlying disposition is conditioned upon the affirmative vote of a majority of holders of AT&T Consumer Services Group tracking stock, voting as a separate class;

     - if the disposition is in connection with a liquidation of AT&T;

     - if the disposition is to a person or group of which AT&T is the majority owner and AT&T Consumer Services Group receives in exchange primarily equity securities of that person or group as consideration;

     - in connection with a spin-off or similar distribution of AT&T's entire interest in AT&T Consumer Services Group to the holders of AT&T Consumer Services Group tracking stock, including a distribution that is made in connection with a mandatory redemption as described under "-- Redemption in exchange for shares of AT&T common stock at option of our board of directors" or "-- Redemption in exchange for stock of qualifying subsidiaries at option of our board of directors"; and

     - in connection with a "related business transaction," which generally means a disposition of all or substantially all of the assets attributed to AT&T Consumer Services Group in which AT&T receives equity securities of an entity that engages or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by AT&T Consumer Services Group prior to that transaction.

     GENERAL PROCEDURES

     Conditions. With regard to any redemption at the discretion of our board of directors, our board of directors may, in its discretion, condition such redemption on the occurrence or failure to occur of any events set forth in the applicable notice of redemption. Our board of directors will have the right to waive any of these conditions in its sole discretion.

     Public announcements; notices. The Consumer Services Group tracking stock amendment provides that, in the case of specified dispositions or a redemption, AT&T will publicly announce or otherwise provide specified information to holders of AT&T Consumer Services Group tracking stock and, in the case of redemption at the discretion of our board of directors, give the notice of redemption no less than 15 days prior to the date of redemption.

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     Fractional shares.  Our board of directors will not have to issue or deliver any fractional shares to any holder of AT&T Consumer Services Group tracking stock upon any redemption, dividend or other distribution under the provisions described under "-- Redemption." Instead of issuing fractional shares, AT&T will pay cash for the fractional share in an amount equal to the fair market value of the fractional share, without interest.

     No adjustments for dividends or other distributions. No adjustments for dividends will be made upon the exchange of any shares of AT&T Consumer Services Group tracking stock; except that, if a redemption date with respect to AT&T Consumer Services Group tracking stock comes after the record date for the payment of a dividend or other distribution to be paid on AT&T Consumer Services Group tracking stock but before the payment or distribution, the registered holders of those shares of AT&T Consumer Services Group tracking stock at the close of business on that record date will be entitled to receive the dividend or other distribution on the payment date, notwithstanding the redemption of those shares of stock or AT&T's default in payment of the dividend or distribution.

     Payment of taxes. If any person exchanging a certificate representing shares of AT&T Consumer Services Group tracking stock wants us to issue a certificate in a different name than the registered name on the old certificate, that person must pay any transfer or other taxes required by reason of the issuance of the certificate in another name, or establish, to the satisfaction of AT&T or its agent, that the tax has been paid or is not applicable.

     LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of AT&T, whether voluntary or involuntary, AT&T will first pay or provide for payment of debts and other liabilities of AT&T, including the liquidation preferences of any class or series of AT&T preferred stock. Thereafter, holders of the shares of AT&T common stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stock, AT&T Broadband Group tracking stock, AT&T Consumer Services Group tracking stock and any other class of AT&T common shares will share in the funds of AT&T remaining for distribution to its common shareholders in proportion to the aggregate market capitalization of the outstanding shares of each class of stock, as applicable, to the aggregate market capitalization of all the classes of AT&T common shares. AT&T will calculate the market capitalizations based on the 20-trading-day period ending on the trading day prior to the date of the public announcement of the liquidation, dissolution or winding up of AT&T.

     None of the following, by itself, will constitute a liquidation, dissolution or winding up of AT&T:

     - the consolidation or merger of AT&T with or into any other corporation or corporations or the sale, transfer or lease of all or substantially all of the assets of AT&T;

     - any transaction or series of related transactions that results in all of the assets and liabilities included in AT&T Consumer Services Group being held by one or more AT&T Consumer Services Group subsidiaries and the distribution of AT&T Consumer Services Group subsidiaries, and no other material assets or liabilities, to the holders of the outstanding AT&T Consumer Services Group tracking stock;

     - any transaction or series of related transactions that results in all of the assets and liabilities included in Liberty Media Group being held by one or more Liberty Media Group subsidiaries and the distribution of these Liberty Media Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding Liberty Media Group tracking stock (but this will be subject to the provisions relating to the redemption of shares of Liberty Media Group tracking stock described in our charter);

     - any transaction or series of related transactions that results in all of the assets and liabilities included in AT&T Wireless Group being held by one or more AT&T Wireless Group subsidiaries and the distribution of these AT&T Wireless Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding AT&T Wireless Group tracking

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       stock (but this will be subject to the provisions relating to the redemption of shares of AT&T Wireless Group tracking stock described in our charter); or

     - any transaction or series of related transactions that results in all of the assets and liabilities included in AT&T Broadband Group being held by one or more AT&T Broadband Group subsidiaries and the distribution of these AT&T Broadband Group subsidiaries, and no other material assets or liabilities, to the holders of outstanding AT&T Broadband Group tracking stock (but this will be subject to the provisions relating to the redemption of shares of AT&T Broadband Group tracking stock described in our charter).

     DETERMINATIONS BY OUR BOARD OF DIRECTORS

     Any determinations made by our board of directors under any provision described in this section "-- Terms of the Consumer Services Group Tracking Stock Amendment" will be final and binding on all shareholders of AT&T, except as may otherwise be required by law. AT&T will prepare a statement of any determination by our board of directors respecting the fair market value of any properties, assets or securities, and will file the statement with our Corporate Secretary.

     NO PREEMPTIVE RIGHTS

     Holders of AT&T common stock, AT&T Consumer Services Group tracking stock, Liberty Media Group tracking stock, AT&T Wireless Group tracking stocks or AT&T Broadband Group tracking stock do not have any preemptive rights to subscribe for any additional shares of capital stock or other obligations convertible into or exercisable for shares of capital stock that may hereafter be issued by AT&T.

DISTRIBUTION OF AT&T CONSUMER SERVICES GROUP TRACKING STOCK

     We currently intend to distribute all of the shares of AT&T Consumer Services Group tracking stock to holders of AT&T common stock as a dividend later this year. Following the distribution, we expect that the outstanding shares of AT&T Consumer Services Group tracking stock will reflect 100% of the financial performance and economic value of AT&T Consumer Services Group. However, our board of directors reserves the right to change the timing of the distribution and to not create or distribute shares of AT&T Consumer Services Group tracking stock, or to distribute less than all of these shares.

     Our board of directors reserves the right to not create AT&T Consumer Services Group tracking stock or to not issue AT&T Consumer Services Group tracking stock once it is created or to distribute less than all of the shares of AT&T Consumer Services Group tracking stock if it is created.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     Subject to the discussion under this section, neither the adoption of the Consumer Services Group tracking stock amendment nor the distribution of AT&T Consumer Services Group tracking stock to holders of AT&T common stock will be taxable to AT&T or holders of AT&T common stock.

     Holders of AT&T common stock who receive AT&T Consumer Services tracking stock in a pro rata distribution will allocate their tax basis in AT&T common stock between AT&T common stock and AT&T Consumer Services Group tracking stock in accordance with the relative fair market values of such stocks on the date on which AT&T Consumer Services Group tracking stock is distributed. A holder's holding period for AT&T Consumer Services Group tracking stock will include such holder's holding period of AT&T common stock with respect to which AT&T Consumer Services Group tracking stock is distributed.

     The conclusions in the two preceding paragraphs are not free from doubt. These conclusions assume that AT&T Consumer Services Group tracking stock is treated as a class of common stock of AT&T. The filing of consolidated income tax returns by AT&T together with AT&T Consumer

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Services Group also assumes that AT&T Consumer Services Group tracking stock is treated as a class of common stock of AT&T. While AT&T believes that, under current law, AT&T Consumer Services Group tracking stock will be treated as common stock of AT&T, there are no authorities directly on point nor will AT&T receive an advance ruling from the Internal Revenue Service. There is a risk that the Internal Revenue Service could assert that AT&T Consumer Services Group tracking stock is property other than common stock of AT&T. AT&T believes it is unlikely the Internal Revenue Service would prevail on that view, but no assurance can be given that the views expressed in the two preceding paragraphs, if contested, would be sustained by a court.

     The foregoing discussion under this section "-- Material U.S. Federal Income Tax Consequences" is only a general summary of the material federal income tax consequences of the issuance and distribution of AT&T Consumer Services Group tracking stock. It is not a complete analysis of all potential tax effects relevant to the issuance or distribution of AT&T Consumer Services Group tracking stock. The discussion does not address consequences that may be relevant to a particular AT&T common stock holder subject to special treatment under U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, non-U.S. persons, holders that acquired their AT&T common stock pursuant to the exercise of options or otherwise as compensation and holders that do not hold such shares as capital assets, nor any consequences arising under any state, local or foreign jurisdiction). The discussion is based on current provisions of the Code, Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities, all of which are subject to change (possibly with retroactive effect).

     WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR CONCERNING THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE ISSUANCE AND DISTRIBUTION OF AT&T CONSUMER SERVICES GROUP TRACKING STOCK TO YOU.

EFFECT OF THE SPIN-OFF OF AT&T COMMUNICATIONS SERVICES, INC.

     AT&T Consumer Services Group will be part of AT&T Communications Services, Inc. If we complete the spin-off of AT&T Communications Services, Inc., all of the assets and businesses of AT&T Consumer Services Group are expected to be spun off as well and be part of the new entity. Under the terms of the Consumer Services Group tracking stock amendment, our board of directors may redeem all outstanding shares of AT&T Consumer Services Group tracking stock for shares of the new Consumer Services Group tracking stock of AT&T Communications Services, Inc., provided that the new Consumer Services Group tracking stock has substantially the same terms as those governing AT&T Consumer Services Group tracking stock as contained in our charter and by-laws, including with regard to the definition of "AT&T Consumer Services Group." Accordingly, in connection with the spin-off, we expect to redeem all outstanding shares of AT&T Consumer Services Group tracking stock for shares of the new Consumer Services Group tracking stock, as permitted by the terms of the Consumer Services Group tracking stock amendment. See "-- Terms of the Consumer Services Group Tracking Stock Amendment -- Redemption."

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                  DESCRIPTION OF AT&T CONSUMER SERVICES GROUP

     The description below of AT&T Consumer Services Group reflects our current plans regarding the operation of AT&T Consumer Services Group. These plans may change from time to time. For financial information about AT&T Consumer Services Group, see "Summary -- Consolidating Condensed Financial Information" and the combined financial statements of AT&T Consumer Services Group, which are included in Appendix D to this document.

OVERVIEW

     AT&T Consumer Services Group is the leading provider of domestic and international long distance service to residential consumers in the United States with approximately 60 million customers. AT&T Consumer Services Group provides interstate and intrastate long distance communications services throughout the continental United States, and provides, or joins in providing with other carriers, communications services to and from Alaska, Hawaii, Puerto Rico and the Virgin Islands and international communications services to and from virtually all nations and territories around the world.

     At and for the year ended December 31, 2000, AT&T Consumer Services Group had:

     - approximately $19.0 billion in combined revenues, and

     - approximately $7.0 billion in EBITDA.

     AT&T Consumer Services Group provides a broad range of communications services to consumers individually and in combination with other services, including:

     - inbound and outbound domestic and international long distance through the traditional "one plus" dialing of the desired call destination;

     - transaction-based long distance services, such as operator-assisted calling services and prepaid phone cards;

     - local and local toll calling through unbundled network elements platform, or UNE-P, resale and service offers; and

     - dial-up Internet service through AT&T WorldNet Service.

AT&T CONSUMER SERVICES GROUP

     AT&T Consumer Services Group tracking stock is designed to reflect the separate economic performance of AT&T Consumer Services Group, which includes the assets and liabilities shown in the combined balance sheets of AT&T Consumer Services Group. If we acquire interests in other businesses, we intend to attribute those assets and any related liabilities to AT&T Consumer Services Group or to our other groups in accordance with the AT&T Groups policy statement. All net income and cash flows generated by the assets attributed to AT&T Consumer Services Group will be attributed to AT&T Consumer Services Group and all net proceeds from any disposition of these assets also will be attributed to AT&T Consumer Services Group.

     Except as described elsewhere in this document, we attribute all of AT&T's current Consumer Services operations to AT&T Consumer Services Group, including:

     - all Consumer Services wireline long distance customers and AT&T WorldNet Service consumer customers;

     - all Consumer Services support infrastructure, including ordering, provisioning, billing and care; and

     - all Consumer Services marketing operations.

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AGREEMENTS AMONG AT&T CONSUMER SERVICES GROUP AND AT&T'S OTHER GROUPS

     AT&T will seek to manage AT&T Consumer Services Group and AT&T's other groups in a manner designed to maximize the value of all groups. Following the issuance of AT&T Consumer Services Group tracking stock, AT&T Consumer Services Group will be able to:

     - use the powerful AT&T brand name in accordance with a brand license agreement,

     - use AT&T's extensive network assets including its DSL assets,

     - use AT&T's intellectual property and technology in accordance with an intellectual property agreement, and

     - benefit from AT&T's favorable purchasing contracts with major suppliers.

     The relationship among the groups will be governed by the AT&T Groups policy statement, including the process of fair dealing described under "Relationship among AT&T Groups -- The AT&T Groups Policy Statement -- General Policy." Although our board of directors has no present intention to do so, it may modify, suspend or rescind the policies set forth in the AT&T Groups policy statement, adopt additional policies or make exceptions to existing polices, at any time, without the approval of our shareholders, subject to limitations we describe under "Relationship among AT&T Groups -- The AT&T Groups Policy Statement" and our board of directors' fiduciary duties.

INDUSTRY OVERVIEW

     The communications services industry continues to change both domestically and internationally, providing significant opportunities and risks to the participants in these markets. In the United States, the Telecommunications Act has had a significant impact on AT&T Consumer Services Group's business by establishing a statutory framework for opening the local service markets to competition and by allowing RBOCs to provide in-region long distance services bundled with their existing local franchise. In addition, prices for long distance minutes and other basic communications services have declined as a result of competitive pressures, the introduction of more efficient networks and advanced technologies, product substitution, and deregulation. Competition in the provision of basic communications services to consumers is based more on price and less on other differentiating factors that appeal to the larger business market customers, such as the range of services offered, bundling of products, customer service, and communications quality, reliability and availability.

     The consumer long distance market is characterized by rapid deregulation and intense competition among long distance providers, and, more recently, incumbent LECs. Under the Telecommunications Act, an RBOC may offer long distance services in a state within its region if the FCC finds, first, that the RBOC's service territory within the state has been sufficiently opened to local competition, and second, that allowing the RBOC to provide these services is in the public interest. To date, the FCC has granted this access to Verizon in New York and Massachusetts and to SBC in Texas, Kansas and Oklahoma, and each of these companies has applications pending with the FCC for authorization to offer long distance services in other states within their respective regions. The incumbent LECs presently have numerous advantages as a result of their historic monopoly control over local exchanges. Additionally, in the next few years, AT&T Consumer Services Group expects that Verizon and SBC will seek to enter virtually all states in their regions and that other RBOCs will be given permission to offer long distance services within their regions. AT&T Consumer Services Group has challenged, and will continue to challenge, any of these regulatory applications that do not meet the criteria envisioned by the Telecommunications Act or the related rules relating to local competition issued by the FCC. To date, these challenges have focused on the pricing of unbundled network elements and on the adequacy of the RBOCs' operations support systems.

     Other important factors affecting the markets in which AT&T Consumer Services Group competes include the development of new technologies and the resulting increased availability of

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domestic and international transmission capacity, and increasing competition from entities that own their own access facilities. These developments, among others, impact the degree to which AT&T Consumer Services Group's communications services offerings are competitive with the services of other companies.

STRATEGY

     AT&T Consumer Services Group's goal is to maintain its leadership position in the long distance market while utilizing its current consumer marketing service capabilities to pursue new product or service opportunities. AT&T Consumer Services Group believes that the following are key elements to enable it to meet its goal:

     - maintain market leadership;

     - pursue new growth opportunities; and

     - leverage AT&T WorldNet Service's narrowband opportunities with long distance and migrate to broadband opportunities with DSL in key markets.

     MAINTAIN MARKET LEADERSHIP

     Focus marketing and retention efforts to maximize its share of high-value long distance consumers. Historically, the long distance communications industry focused on market share, and marketing efforts were targeted to reach mass audiences in order to maintain share. AT&T Consumer Services Group focuses its marketing and retention efforts on high-value long distance customers, with targeted offers and solicitations. AT&T Consumer Services Group narrowed new customer solicitations in direct mail and outbound telemarketing only to high-value customers with aggressively priced by the minute and block of time calling plans. Further, high-value customers in AT&T Consumer Services Group's embedded base have the opportunity to participate in a portfolio of loyalty-centric plans. For example, high-value customers can earn rewards, such as frequent flier miles, free cable programming or contributions to an educational fund. AT&T Consumer Services Group believes that these high-value customers are more likely to use offers of the AT&T Customer Services Group, such as local toll, calling card, international plans, AT&T WorldNet Service and, eventually, DSL, and are more desirable because their revenues are capable of offsetting the cost of obtaining, provisioning and maintaining each customer. Provisioning costs include the channel-related cost to acquire customers, billing and customer care support. These expenses are relatively independent of customer spending levels. Going forward, AT&T Consumer Services Group will seek to create efficiencies and to generate new revenues through serving these high-value customers. These efforts include cross-marketing telecommunications and non-telecommunications services, new loyalty-based rewards, increased use of leading-edge voice recognition technology and new billing and communication options via the AT&T Consumer Services Group web site.

     Continue to hold a significant operating margin through operating cost reductions. AT&T Consumer Services Group has significantly reduced costs and expenses over the past three years. These efforts were focused on access reform and reductions in the cost associated with terminating international calls, billing costs and headcount. As a result, AT&T Consumer Services Group has reduced selling, general and administrative expenses by $1 billion and reduced overall costs and expenses by $5 billion over the past three years.

     Continue to benefit from AT&T Consumer Services Group's relationship with and use of the resources of AT&T, including the use of the AT&T brand and network, cross-marketing opportunities and bundled offers. AT&T Consumer Services Group believes that its relationship with AT&T provides it with significant competitive advantages, including:

     - use of the powerful AT&T brand name substantially in the same manner as it has been used by AT&T Consumer Services Group up to now consistent with guidelines to avoid confusion with certain competing services;

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     - an opportunity to use AT&T Consumer Services Group sales channels through cross-marketing arrangements and, where appropriate, through bundled offers, (as may be agreed by AT&T, AT&T Broadband Group, AT&T Consumer Services Group and AT&T Wireless Group), of AT&T Consumer Services Group with services of other AT&T groups;

     - use of specified AT&T intellectual property and technology;

     - use of the AT&T network on contractual terms; and

     - potential benefits from certain AT&T purchasing contracts with suppliers where permitted by existing contracts or where arrangements can be made with these suppliers.

     AT&T brand. The AT&T brand is one of the best known and respected brand names in the United States. AT&T Consumer Services Group believes that the AT&T brand positively impacts consumer awareness of, and confidence in, AT&T Consumer Services Group's products and services. In addition, as competition in the consumer services communications industry intensifies, AT&T Consumer Services Group believes that the power of a strong national brand plays an increasingly important role in consumers' purchasing decisions.

     Marketing. AT&T Consumer Services Group believes that its relationship with AT&T's other groups has and can continue to provide substantial marketing advantages. AT&T Consumer Services Group will be able, in certain circumstances, to use its sales channels to market the services of AT&T Broadband Group or AT&T Wireless Group in exchange for a marketing fee. In addition, AT&T Business Services Group, AT&T Broadband Group and AT&T Consumer Services Group will have the opportunity to cooperatively bundle offers of services designed for targeted markets.

     Technology. AT&T Consumer Services Group will continue to have the advantage of being able to use specified AT&T proprietary intellectual property and technology as well as specified intellectual property that AT&T has the right to use through licensing or other arrangements.

     Purchasing power. AT&T is one of the largest communications carriers in the world, and, as such, has substantial leverage in the industry with major equipment and other suppliers. AT&T's ability to purchase large amounts of goods has enabled it to obtain favorable pricing and other terms with those suppliers. Through contractual and other arrangements, AT&T Consumer Services Group may be able to participate in certain of AT&T's supplier contracts, either directly or in making its own purchasing arrangements where those contracts allow for this and the vendors agree to this. In addition, AT&T Consumer Services Group already has developed its own relationships with many of these vendors and believes that it will be able effectively to negotiate independent agreements where necessary or appropriate.

     PURSUE NEW GROWTH OPPORTUNITIES

     Provide communication services to customers by bundling AT&T long distance with local resale, Internet services and DSL opportunities. AT&T Consumer Services Group believes there are substantial opportunities to provide profitable communication services to customers by bundling AT&T long distance with local resale, AT&T WorldNet Services and high-speed Internet access services on a DSL platform.

     AT&T Consumer Services Group currently provides local service in eight markets via resale. The largest portions of these customers are in New York and Texas. AT&T Consumer Services Group entered both of these markets in late 1999. Over the course of 2000, AT&T Consumer Services Group added bundled local and long distance customers.

     Integrated high-speed data and voice services. AT&T Consumer Services Group has been laying the groundwork for moving from traditional narrowband telecommunications to broadband telecommunications. AT&T Consumer Services Group plans to focus on creating offers consistent with the evolution of communication services and leveraging the DSL platform currently being put in place.

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     DSL takes advantage of the full spectrum of bandwidth provided by traditional telephone "twisted pair" copper. At the customer site, once installed, the DSL modem provides the customer with a continuous connection to the Internet, initially through AT&T WorldNet Service. Creating this always-on connection means no dial-up access. The typical residential offering features connection speeds up to 25 times faster than current 56k modem technology. Faster connection speeds not only will provide users with a more appealing Internet experience, but creates a DSL platform for AT&T Consumer Services Group to offer a variety of new services, including real-time video conferencing, voice-over-DSL and high-speed Internet access.

     The DSL platform broadens AT&T Consumer Services Group's franchise from long distance and local voice services to telephony and communication, whether voice, Internet, data, e-mail or messaging. AT&T Consumer Services Group considers the DSL platform a means to extend the relationship with its current and future customer base. The DSL platform is intended to position AT&T Consumer Services Group as the personal communications provider for those consumers who want to evolve with technology and simplify their lives. While the consumer will see the great benefits and increased value of an integrated communications platform of voice, high-speed access and data, AT&T Consumer Services Group considers DSL platform services a growth opportunity, both in terms of extending AT&T Consumer Services Group's franchise as well as increasing revenue per subscriber.

     AT&T Consumer Services Group expects to launch our integrated high-speed data and voice service into the consumer marketplace in late 2001 on a trial basis. AT&T Consumer Services Group plans to offer the consumer marketplace a choice of DSL platform services based on customer needs, including connection speed and appropriate price levels. AT&T Consumer Services Group plans to expand its services strategically throughout 2002 and beyond. This roll-out strategy is intended to afford AT&T Consumer Services Group the opportunity to get the right offer in the market to the right consumer using the latest, most efficient technologies under the right connectivity conditions.

     AT&T Consumer Services Group believes that both the current capabilities of its DSL platform and the near-term promise of future enhancements offer significant opportunities. AT&T Consumer Services Group expects that its consumer offering by late 2001 will feature the following:

     - a high-speed data connection delivered over existing copper telephone wires so that voice and data can be used simultaneously with no need for additional lines for the personal computer;

     - download speeds substantially faster than a 28.8 kilobits per second modem;

     - access to audio, video and enhanced graphics over the Internet since consumers are most interested in this service for graphics-heavy files, large documents, photos, e-mail attachments and VOD;

     - a completely e-enabled customer experience from pre-qualification up to and including order status, billing inquiries and ongoing customer care;

     - integrated voice and high-speed data offer using DSL to be sold as a bundle;

     - high-speed, always-on Internet access service and DSL modem that plugs into a customer's telephone jack as do current analog modems;

     - expert installation and technical support;

     - the reliability and security of the AT&T global Internet network; and

     - Internet and intranet access for telecommuters.

     As part of the March 28, 2000 agreement among AT&T, Excite@Home, Comcast and Cox relating to the reorganization of the governance and distribution arrangements of Excite@Home, AT&T agreed that, until June 4, 2006, AT&T will not provide AT&T-branded wireline high-speed Internet access services to residential customers in the United States in areas that are served by the

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cable systems of Comcast or Cox. AT&T's obligation will terminate automatically as to either Comcast or Cox if Comcast or Cox, as the case may be, does not continue to use Excite@Home as its primary provider of high-speed cable Internet services in substantially all of its U.S. cable systems. This agreement could be terminated by either Cox or Comcast as early as June 2002. AT&T further agreed to use all reasonable efforts to cause its subsidiaries and affiliates to comply with the provisions, terms and obligations of that agreement that are applicable to them. If this agreement is interpreted to apply to the activities of AT&T Consumer Services Group, it could limit AT&T Consumer Services Group's ability to provide some wireline high-speed Internet services in the geographic areas where Comcast and Cox have cable systems and could have an adverse effect on AT&T Consumer Services Group's ability to expand and grow its wireline high-speed Internet business generally or to achieve economies of scale in that business.

     LEVERAGE AT&T WORLDNET SERVICE'S NARROWBAND OPPORTUNITIES WITH LONG DISTANCE AND MIGRATE TO BROADBAND OPPORTUNITIES WITH DSL IN KEY MARKETS

     AT&T WorldNet Service currently has narrowband subscribers that use IP communication services within the AT&T WorldNet Service offer, such as e-mail, calendar and alerting. AT&T Consumer Services Group plans to extend IP communication services to its base of long distance customers via bridge offers and bundles. AT&T Consumer Services Group's objective is to increase usage by the long distance customer base of AT&T Consumer Services Group's IP-based services and then migrate those customers to more advanced IP-based services, such as Voice Mail. Once the IP-based offers are readily available, AT&T Consumer Services Group plans to market its DSL offers to both the narrowband customer base and the long distance customer base, including those customers who use IP communication services.

SERVICES AND PRODUCTS

     LONG DISTANCE

     AT&T Consumer Services Group provides interstate and intrastate long distance telecommunications services throughout the continental United States and provides, or joins in providing with other carriers, telecommunications services to and from Alaska, Hawaii, Puerto Rico and the Virgin Islands and international telecommunications services to and from virtually all nations and territories around the world. Consumers can use AT&T Consumer Services' domestic and international long distance services through traditional "one plus" dialing of the desired call destination, through dial-up access or through use of AT&T calling cards.

     AT&T purchases transport services from Concert for the delivery and receipt of AT&T's international service. In accordance with the terms of the operating agreements Concert has with foreign carriers throughout the world, the cost of transporting AT&T's traffic is sensitive to changes in international settlement rates and international traffic routing patterns.

     In the continental United States, AT&T Consumer Services Group provides long distance telecommunications services over AT&T Business Services Group's backbone network. International telecommunications services are provided by submarine cable systems in which Concert holds investment positions, satellites and facilities of other domestic and foreign carriers.

     Calling Card. AT&T Consumer Services Group provides a fast, easy to use, convenient way for placing all "away from home" calls. The AT&T calling card can be used to place domestic and international calls in the U.S. and Canada by accessing 1-800CALLATT, 10-10-288 or 0+ the number dialed. Features include purchase limits, geographic restrictions, native language preference, voice messaging and sequence dialing. Customers can place calls over the AT&T network by using any of the following options: AT&T calling cards, LEC cards and commercial credit cards.

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     TRANSACTION-BASED SERVICES

     AT&T Consumer Services Group offers a variety of transaction-based services that are designed to provide customers with an alternative to access long distance services as well as to provide assistance in completing long distance communications.

     Operator Services. Traditional Collect, Billed to Third Number, Person to Person and Coin Sent Paid are the family of operator-assisted calling services.

     Directory Assistance. Directory Assistance is provided to customers both domestically and internationally, with an option to complete the call for a nominal extra charge.

     AT&T Direct Services. AT&T Consumer Services Group provides customers with the ability to reach the AT&T network from outside the U.S. By dialing the access code associated with the country of origin, customers can receive all the benefits of our calling card and operator-assisted calling services.

     True Message. AT&T True Messages is a voice store and forward service. Using this service, callers can record a message in their own voice and have it delivered to a telephone number that they called or they can access AT&T True Messages directly and send a message.

     Accessible Communication Service. AT&T Consumer Services Group provides Telecommunications Relay Service for the deaf and hearing-impaired customers to help them communicate with anyone in the world on the phone.

     1-800CALLATT (Collect). 1-800CALLATT for collect calls continues to be AT&T Consumer Services Group's lead discounted collect calling offer in the operator services portfolio. 1-800CALLATT is a domestic, automated, flat-rate collect calling service. The service is targeted at price conscious consumers and advertised nationally through multiple media channels. Optional collect messaging capabilities exist as well.

     AT&T Prepaid Card. AT&T prepaid cards provide local, long distance and international calls charged to an AT&T prepaid card account maintained on AT&T's prepaid platform. The AT&T prepaid card service is available 24 hours a day, 7 days a week. The service is accessed using an 800 number printed on the card and entering the card PIN number, also printed on the card. This PIN number is unique to each card issued. An announcement confirms the time remaining on the card. The user then dials the telephone number they wish to reach, and the call is completed. The user's call will be interrupted with an announcement when the balance is about to be depleted. This announcement will occur one minute prior to depletion, based on the terminating location of the call. Call times are billed in one-minute increments. Recorded prompts and announcements are available in both English and Spanish. AT&T prepaid cards are available in both minute- and dollar-based denominations. Minute-based denominations are based on U.S. domestic calling rates. Currently, AT&T prepaid cards are available in over 60,000 retail locations of various types including grocery, drug, convenience, mass merchandise, wholesale clubs, electronics/office and military/government.

     10-10-345. 10-10-345 is a non-AT&T-branded dial-around service that allows customers an alternative way to make a long distance call. The service is targeted at price-savvy, budget-conscious dial-around and other common carriers' users completing domestic and/or international calls from home. A customer can use the service by dialing 10-10-345 + 1 + area code + number for domestic calls and 10-10-345 + 011 + country code + number for international calls. When a customer dials 10-10-345, they pay a competitive per-minute rate, 24 hours a day, 7 days a week with a minimal surcharge per call. Charges made for calls using 10-10-345 are billed through the local telephone company.

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     LOCAL AND LONG DISTANCE

     In August 1999, AT&T Consumer Services Group began offering residential customers in New York and Texas local service via UNE-P bundled together with intraLATA and long distance services resulting in a package of complete phone service from one company on one bill. The local services are priced roughly at parity with those offered by the incumbent RBOC and are available with AT&T Consumer Services Group's most popular local toll and long distance rates.

     AT&T Consumer Services Group provides local service to customers by using the incumbent LEC's local phone service using combinations of incumbent LEC unbundled network elements, as well as incumbent LEC unbundled loops (which can be combined with switching, transport and other network elements) to support differentiated voice and data services. However, this fact is transparent to the customer. AT&T Consumer Services Group handles all aspects of the phone service for the customer, including ordering, customer service, billing and inside wiring. AT&T Consumer Services Group also offers many of the same local calling features as the incumbent LECs, such as Call Waiting and Caller ID.

     AT&T WORLDNET SERVICE

     AT&T offers dial-up Internet access to consumers through its award-winning AT&T WorldNet Service, a leading provider of Internet access service in the United States.

     In 1999, AT&T WorldNet Service began offering members an AT&T-branded search engine as part of the redesign of the AT&T's website, and enhanced several other subscriber features, including increasing the disk storage space for personal web pages to 10 megabytes for each e-mail id (six e-mail ids per account, 60 megabytes of disk storage) and providing a template that helps members build personal web pages quickly and easily. AT&T WorldNet Service also offers the AT&T Any Who Internet directory, as well as AT&T-branded advanced communications services, such as instant messaging. The AT&T WorldNet web site also serves as a stand-alone Internet portal and, together with the AT&T Any Who Internet directory and the advanced communications services, are also available to, and are used by, nonsubscribers to AT&T WorldNet Service.

     In 2000, AT&T WorldNet Service began offering members Internet service that includes a persistently present toolbar that displays advertising to subscribers even when they are on web sites other than those operated by AT&T. This new service was marketed directly by AT&T WorldNet Service and indirectly through several major distribution arrangements.

     J.D. Power and Associates ranked AT&T WorldNet Service #1 in "Customer Satisfaction" among the largest national ISPs in their 2000 National ISP Customer Satisfaction Study based on 4,173 responses. AT&T WorldNet Service earned its top position of overall customer satisfaction based on seven factors, including speed/availability, cost/billing/image, suitability of services/content, customer care/technical support, e-mail services, navigation/access to other portals and ease of use. In November, PC World gave AT&T WorldNet Service their "Best Buy" award, noting AT&T WorldNet Service's outstanding dial-up speed, high connection success rate and extras, such as multiple e-mail boxes, and superior support.

     AT&T WorldNet Service generates revenues principally through subscription and usage fees, as well as from electronic commerce and advertising. AT&T WorldNet Service offers a variety of pricing plan options, including bundled options with AT&T long distance and AT&T wireless offers. Generally, customers are charged a flat rate for a certain number of hours with charges for each additional hour of usage. AT&T WorldNet Service also offers a plan without a usage restriction.

     AT&T WorldNet Service's marketing programs are designed to attract and retain high-value customers. AT&T Consumer Services Group seeks to build brand recognition and customer loyalty and to make it easy for consumers to try, and stay with, AT&T WorldNet Service. In addition to direct marketing through brand name mass advertising, direct mail and magazine insert promotions

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and bundling offers, AT&T WorldNet Service maintains a large indirect channel marketing effort. Through this indirect channel, AT&T WorldNet Service software is bundled in new computers produced by major manufacturers and is included in millions of software titles published by independent software vendors. AT&T WorldNet Service also has a co-branded ISP offer that enables businesses to offer customers their own branded, full-featured Internet access in affiliation with AT&T.

LONG DISTANCE MARKETING

     AT&T Consumer Services Group develops customer awareness through its marketing and promotion efforts. AT&T Consumer Services Group uses the AT&T brand name and provides superior customer care. AT&T Consumer Services Group reinforces its brand position in the market through direct mail, outbound telemarketing, the mass media, bill inserts and network announcements in eleven different languages in the aggregate.

     AT&T Consumer Services Group offers customers a family of calling plans. These calling plans are simple and are consistently offered on the web and over the telephone. Further, these plans offer customers a broad choice of price points to meet their needs. The newest plan, AT&T 7/7, introduced in February 2001, offers customers combined Internet access and phone service for a $7 monthly fee. The service provides customers unlimited access to the Internet and a round-the-clock rate of 7 cents a minute for state-to-state long distance calls from home.

     AT&T Consumer Services Group also offers various reward and partnership programs for high-value customers. For example, customers enrolled in AT&T rewards receive redemption options every six months based on their long distance spending. AT&T Consumer Services Group partnerships with companies such as Continental Airlines, Inc., Starwood Hotels & Resorts Worldwide Inc. and Cablevision, among others, provide customers with options ranging from airline miles to hotel nights to premium cable channel upgrades. Through one of the most recent partnerships, announced in January 2001 with Upromise Inc., the customer can receive a contribution equal to 4% of the cost of residential long distance calls made into an Upromise savings account to be used for education.

     AT&T Consumer Services Group provides its customers with excellent customer care and support. J.D. Power and Associates' 2000 Customer Satisfaction Survey ranked AT&T Consumer Services Group highest in residential long distance satisfaction for customers with monthly charges in excess of $50, and strongest in the areas of customer service, corporate image, communications and operators. There are 26 service centers, handling 9 million calls per month, in eleven different languages.

SALES

     AT&T Consumer Services Group markets its products and services to a broad spectrum of customers seeking to communicate locally or globally. AT&T Consumer Services Group predominantly markets under the AT&T brand with the exception of its 10-10-345 service. AT&T Consumer Services Group extensively utilizes direct marketing channels, including the Internet, direct mail, mass media, probe and transfer, and outbound telemarketing to communicate with its existing customer base as well as to market to prospective customers regarding the breadth of services available to them. AT&T Consumer Services Group's marketing efforts focus on offering its services to its customers based on their unique needs. These efforts involve the selling of stand-alone services, such as long distance, local and AT&T WorldNet Service, as well as bundled service offerings including long distance/AT&T WorldNet Service, long distance/local, and long distance/calling card.

     AT&T Consumer Services Group relies on an integrated sales and service team to solicit and handle customer contact opportunities. The customer care centers consist of a network of internal and external vendors. The breadth of support provided by the centers ranges from universal sales and service (multiple services and functions) to specialized services based on functional area (local, long

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distance, etc.) or customer needs (domestic, global (including languages other than English), regional, etc.). AT&T Consumer Services Group generally pays its vendors based on a contracted hourly rate; however, it is aggressively moving to a pay-for-performance scale methodology.

     AT&T Consumer Services Group also has begun to implement various initiatives aimed at improving the overall quality of its sales channels as well as lowering its costs of adding new subscribers. Recent initiatives targeted at reducing costs and enhancing channel efficiencies have included the expansion of AT&T Consumer Services Group's on-line capacity and capabilities (including billing, sales and service) and the increased use of interactive voice response technology, including "How may I help you," a natural language interactive system now in trial and scheduled for full deployment mid-2001.

RATES AND BILLING

     AT&T Consumer Services Group charges long distance customers based on applicable tariffs filed with the FCC and individual states. Effective as of August 1, 2001, the rate for state-to-state and international calls will be set by contract rather than by FCC tariffs as a result of the FCC de-tariffing order. Customers select different services and various rate plans, which determine the price per minute that customers pay on their long distance calls. Rates typically vary based on a variety of factors, particularly the volume of usage and the day and time that calls are made.

     AT&T Consumer Services Group long distance charges may include fees per minute for transporting a call, per call or per minute surcharges, monthly recurring charges, minimums and price structures that offer a fixed number of minutes each month for a specific price. The fees per minute for transporting a call may vary by time of day or length of call and by whether the call is domestic or international. Within the United States, in-state rates may vary from interstate rates. These rate structures apply to customer dialed calls, calling card calls, directory assistance calls, operator-assisted calls and certain miscellaneous services. Customers also may be assessed a percentage of revenue, or a fixed monthly fee, to satisfy AT&T Consumer Services Group's obligations to recover U.S. federal-and state-mandated assessments and access surcharges.

ELECTRONIC CONSUMER RELATIONSHIPS

     The evolution of the Internet has created a number of new business opportunities for AT&T Consumer Services Group. AT&T Consumer Services Group is pursuing an e-enabling strategy designed to create a more convenient, interactive relationship with the consumer, while streamlining its existing processes and reducing the costs of providing services.

     Through the use of digital technologies, AT&T Consumer Services Group is attempting to build a cost-effective, loyalty-enhancing relationship with its most profitable customers. AT&T Consumer Services Group's efforts center on making it easier for customers to do business with AT&T, and are seeking to bond customers to the unique level of convenience and value-added services only the Internet can provide. Monthly, an average of two million visitors come to AT&T Consumer Services Group's web site to learn about new offers, order services and find information that will help them stay more connected while traveling, or to make service inquiries. To further the relationship with specific customer segments, AT&T Consumer Services Group provides access to information in 5 languages other than English. These transactions increase consumer satisfaction by providing a new level of control and, in many cases, reduce time consuming contacts with AT&T Consumer Services Group's care and sales channels.

     AT&T Consumer Services Group's e-consumer strategy embodies the entire business process from advertising and marketing through sales, ordering, billing, fulfillment, customer service, and after-sales support. AT&T Consumer Services Group is supplying a full range of product information, bill management utilities and customer care capabilities designed to attract and retain its most valuable customers. AT&T Consumer Services Group's on-line billing infrastructure enables customers

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to view, sort, adjust, investigate and resolve questions regarding their billing statements. In 2000, AT&T Consumer Services Group increased its e-billed customer base by 66%, more than double the industry growth rate. AT&T Consumer Services Group aims to grow on-line sign-ups of customers.

     Through the continued deployment of digital technology, AT&T Consumer Services Group is building a new business model that can provide advantages over its competitors in ways that did not exist just a couple of years ago. AT&T Consumer Services Group plans to leverage the emerging opportunities the Internet affords it to create a more efficient and streamlined business and to create a personalized customer experience that will increase the value and longevity of its customer relationships.

COMPETITION

     Competition in communications services is based on price and pricing plans, types of services offered, customer service, access to customer premises and communications quality, reliability and availability. AT&T Consumer Services Group's principal competitors include Worldcom, Inc., Sprint Corporation and RBOCs. AT&T also experiences significant competition in long distance from dial-around resellers.

     Incumbent LECs have very substantial capital and other resources, long-standing customer relationships and extensive existing facilities and network rights-of-way, and are AT&T Consumer Services Group's primary competitors in the local services market. In addition, it is anticipated that a number of long distance telecommunication, wireless and cable service providers and others will enter the local services market in competition with AT&T Consumer Services Group. Some of these potential competitors have substantial financial and other resources. AT&T Consumer Services Group also will compete in the local services market with a number of competitive LECs, a few of which have existing local networks and significant financial resources. See "Risk Factors Relating to AT&T Consumer Services Group and AT&T Business Services
Group -- AT&T Consumer Services Group and AT&T Business Services Group face substantial competition."

     AT&T Consumer Services Group currently faces significant competition and expects that the level of competition will continue to increase. As competitive, regulatory and technological changes occur, including those occasioned by the Telecommunications Act described under "-- Legislative and Regulatory Developments -- Telecommunications Act of 1996," AT&T Consumer Services Group anticipates that new and different competitors will enter and expand their position in the communications services markets. These may include entrants from other segments of the communications and information services industry or global competitors seeking to expand their market opportunities. Many of these new competitors are likely to enter with a strong market presence, well-recognized names and pre-existing direct customer relationships.

     The Telecommunications Act already has impacted the competitive environment. Anticipating changes in the industry, non-RBOC LECs, which are not required to implement the Telecommunications Act's competitive checklist prior to offering long distance in their home markets, have begun integrating their local service offerings with long distance offerings in advance of AT&T Consumer Services Group's offering combined local and long distance service in these areas, adversely affecting AT&T Consumer Services Group's revenues and earnings in these service regions.

     In addition, the Telecommunications Act permits RBOCs to provide interLATA interexchange services after demonstrating to the FCC that providing these services is in the public interest and satisfying the conditions for developing local competition established by the Telecommunications Act. See "-- Legislative and Regulatory Developments -- Telecommunications Act of 1996." RBOCs have petitioned the FCC for permission to provide interLATA interexchange services in one or more states within their home markets. In December 1999, Verizon became the first RBOC to obtain approval to provide long distance in a state within its home territory, in New York, and was granted authorization to provide long distance service in Massachusetts in April 2001. In April 2000, SBC

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was granted authorization to provide long distance service in Texas, and in
January 2001, obtained authorization to provide long distance service in Kansas and Oklahoma. In April 2001, SBC filed an application with the FCC for authority to provide long distance telecommunications service in Missouri, and Verizon filed an application seeking such authority in Connecticut. The FCC is due to rule on those requests by July 3 and July 16, respectively.

     To the extent that RBOCs obtain in-region interLATA authority before the Telecommunications Act's checklist of conditions have been fully or satisfactorily implemented and adequate facilities-based local exchange competition exists, there is a substantial risk that AT&T Consumer Services Group and other interexchange service providers will be at a disadvantage to RBOCs in providing both local service and combined service packages. Because it is widely anticipated that substantial numbers of long distance customers will seek to purchase local, interexchange and other services from a single carrier as part of a combined or full service package, any competitive disadvantage, inability to profitably provide local service at competitive rates or delays or limitations in providing local service or combined service packages could materially adversely affect AT&T Consumer Services Group's future revenue and earnings. In any event, the simultaneous entrance of numerous new competitors for interexchange and combined service packages is likely to materially adversely affect AT&T Consumer Services Group's future long distance revenue and could affect materially adversely future earnings.

     In addition to the matters referred to above, various other factors, including technological hurdles, market acceptance, start-up and ongoing costs associated with the provision of new services and local conditions and obstacles, could materially adversely affect the timing and success of AT&T Consumer Services Group's entrance into the local exchange services market and AT&T Consumer Services Group's ability to offer combined service packages that include local service.

EMPLOYEES

     At December 31, 2000, AT&T Consumer Services Group employed approximately 17,400 individuals in its operations, virtually all of whom are located in the United States. About 79% of the domestically located employees of AT&T Consumer Services Group are represented by unions. Of those represented by unions, about 94% are represented by the Communications Workers of America and about 5% are represented by the International Brotherhood of Electrical Workers, or IBEW, both of which are affiliated with the AFL-CIO. In addition, there is a very small number of domestic employees represented by other unions. Labor agreements with most of these unions extend through May 2002.

LEGAL PROCEEDINGS

     In the normal course of business, AT&T Consumer Services Group is subject to proceedings, lawsuits and other claims, including proceedings under government laws and regulations related to environmental and other matters. Such matters are subject to many uncertainties and outcomes are not predictable with assurance. Consequently, AT&T Consumer Services Group is unable to ascertain the ultimate aggregate amount of monetary liability or financial impact with respect to these matters at December 31, 2000. While these matters could affect operating results of any one quarter when resolved in future periods, it is management's opinion that after final disposition, any monetary liability or financial impact to AT&T Consumer Services Group beyond that provided for at year-end would not be material to AT&T Consumer Services Group's annual consolidated financial position or results of operations.

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LEGISLATIVE AND REGULATORY DEVELOPMENTS

     TELECOMMUNICATIONS ACT OF 1996

     In February 1996, the Telecommunications Act became law. The Telecommunications Act, among other things, was designed to foster local exchange competition by establishing a regulatory framework to govern new competitive entry in local and long distance telecommunications services. The Telecommunications Act permits an RBOC to provide interexchange services originating in any state in its region after it demonstrates to the FCC that this provision is in the public interest and it satisfies the conditions for developing local competition established by the Telecommunications Act.

     In August 1996, the FCC adopted rules and regulations, including pricing rules, to implement the local competition provisions of the Telecommunications Act, including with respect to the terms and conditions of interconnection with LEC networks and the standards governing the purchase of unbundled network elements and wholesale services from LECs. These rules and regulations rely on PUCs, to develop the specific rates and procedures applicable to particular states within the framework prescribed by the FCC.

     On July 18, 1997, the Eighth Circuit Court of Appeals issued a decision holding that the FCC lacks authority to establish pricing rules to implement the sections of the local competition provisions of the Telecommunications Act applicable to interconnection with LEC networks and the purchase of unbundled network elements and wholesale services from LECs. Accordingly, the Eighth Circuit Court of Appeals vacated the rules that the FCC had adopted in August 1996, and that had been stayed by the Court since September 1996. On October 14, 1997, the Eighth Circuit Court of Appeals vacated an FCC rule that prohibited incumbent LECs from separating network elements that are combined in an incumbent LEC's network, except at the request of the competitor purchasing the elements. This decision increased the difficulty and cost of providing competitive local service through the use of unbundled network elements purchased from incumbent LECs.

     On January 25, 1999, the Supreme Court issued a decision reversing the Eighth Circuit Court of Appeal's holding that the FCC lacks jurisdiction to establish pricing rules applicable to interconnection and the purchase of unbundled network elements, and the Eighth Circuit Court of Appeal's decision to vacate the FCC's rule prohibiting incumbent LECs from separating network elements that are combined in an incumbent LEC's network. The effect of the Supreme Court's decision was to reinstate the FCC's rules governing pricing and the separation of unbundled network elements. The pricing issues were then remanded to the Eighth Circuit Court of Appeals to consider the incumbent LECs' claims that, although the FCC has jurisdiction to adopt pricing rules, the rules it adopted are not consistent with the applicable provisions of the Telecommunications Act. The Supreme Court also vacated the FCC's rule identifying and defining the unbundled network elements that incumbent LECs are required to make available to new entrants, and directed the FCC to reexamine this issue in light of the standards mandated by the Telecommunications Act.

     In response to the Supreme Court's decision, the FCC completed its reexamination of, and released an order identifying and defining, the unbundled network elements that incumbent LECs are required to make available to new entrants. That order re-adopted the original list of elements, with certain exceptions. An association of incumbent LECs has appealed the FCC's order to the District of Columbia Circuit Court of Appeals, and has asked this Court to hear the appeal on an expedited basis. A number of parties, including AT&T and other incumbent LECs, have petitioned the FCC to reconsider and/or clarify its order. The FCC has moved to hold the appeal in abeyance pending its disposition of the reconsideration petitions.

     In July 2000, the Eighth Circuit Court of Appeals issued a decision addressing the incumbent LECs' claims that the FCC's pricing rules are not consistent with the applicable provisions of the Telecommunications Act. It rejected the incumbent LECs' claims that the prices for network elements must be based on their "historical costs" rather than, as the FCC had held, their "forward-looking" costs. It also held, however, that the FCC rule providing that forward-looking costs should

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be calculated on the basis of the cost of the most efficient alternatives was contrary to the Telecommunications Act. The Eighth Circuit Court of Appeals then stayed this ruling to enable the parties to seek review before the Supreme Court, so the FCC's rules remain in effect until the Supreme Court decides the case. The Supreme Court agreed to review the Eighth Circuit Court of Appeals' decision, and a decision by the Supreme Court is anticipated by the end of June 2002. The Supreme Court will be considering the claims of AT&T, the FCC and others that the Eighth Circuit Court of Appeals erred by invalidating the FCC rule, and the claim by the incumbent LECs that the Eighth Circuit Court of Appeals erred by not requiring prices based on their historical cost.

     The Eighth Circuit Court of Appeals also invalidated the FCC's rules setting the pricing methodology for resold local services. That aspect of its decision was not stayed and will not be reviewed by the Supreme Court.

     In view of the proceedings pending before the Supreme Court, the District of Columbia Circuit Court of Appeals, the FCC and state PUCs, there can be no assurance that the prices and other conditions established in each state will provide for effective local service entry and competition or provide AT&T Consumer Services Group with new market opportunities. The effect of the most recent decision by the Eighth Circuit Court of Appeals is to increase the risks, costs, difficulties, and uncertainty of entering local markets through using the incumbent LECs' facilities and services.

     In December 1999, Bell Atlantic Corporation (now Verizon) obtained approval to offer long distance telecommunications service in the State of New York, which was the first time an RBOC had received this approval under the Telecommunications Act. Bell Atlantic began offering combined local and long distance service in January 2000. In July 2000, SBC became the second RBOC to receive this approval, this time for the State of Texas, and began providing combined local and long distance service in July 2000. In January 2001, the FCC approved SBC's request for this authority for the States of Oklahoma and Kansas, and, pursuant to the terms of that authority, SBC is free to begin providing combined local and long distance services in those states in March 2001. Verizon received the same authority in April 2001 for the Commonwealth of Massachusetts. In April 2001, SBC filed an application with the FCC for authority to provide long distance telecommunications service in Missouri, and Verizon filed an application seeking such authority in Connecticut. The FCC is due to rule on those requests by July 3 and July 16, respectively.

     REGULATION OF RATES

     AT&T Consumer Services Group is subject to the jurisdiction of the FCC with respect to interstate and international rates, lines and services, and other matters. From July 1989 to October 1995, the FCC regulated AT&T Consumer Services Group under a system known as "price caps" whereby AT&T Consumer Services Group's prices, rather than its earnings, were limited. On October 12, 1995, recognizing a decade of enormous change in the long distance market and finding that AT&T lacked market power in the interstate long distance market, the FCC reclassified AT&T as a "non-dominant" carrier for its domestic interstate services. As a result, AT&T Consumer Services Group became subject to the same regulations as its long distance competitors for these services. Thus, AT&T Consumer Services Group was no longer subject to price cap regulation for these services, was able to file tariffs that are presumed lawful on one day's notice, and was free of other regulations and reporting requirements that apply only to dominant carriers.

     On October 31, 1996, the FCC issued an order that would have prohibited non-dominant carriers, including AT&T Consumer Services Group, from filing tariffs for their domestic interstate services. Non-dominant carriers, including AT&T Consumer Services Group, have begun implementation of mechanisms other than tariffs to establish the terms and conditions that apply to domestic, interstate telecommunications services, and, by August 1, 2001, will have to use these mechanisms for virtually all domestic, interstate telecommunications services. Further, on March 16, 2001, the FCC adopted an order applying detariffing requirements to international services.

     In May 1997, the FCC adopted orders relating to price caps, access reform and universal service that substantially revised the level and structure of access charges that AT&T Consumer Services Group, as a long distance carrier, pays to incumbent LECs. Under the price cap order, LECs were required to reduce their price cap indices by 6.5% annually, less an adjustment for inflation, which has resulted in significant reductions in access charges that long distance companies pay to LECs. The access reform order permitted increased flat-rate assessments to multiline business customers and to residential customers other than for the primary telephone line. AT&T Consumer Services Group has agreed to pass through to consumers any savings to AT&T Consumer Services Group as a result of these access charge reforms. Consequently, AT&T Consumer Services Group's results after June 1997 reflect lower revenue per minute of usage and lower access and other interconnection costs per minute of usage.

     In May 2000, the FCC adopted the CALLS order for the price cap LECs, which made additional significant access and price cap changes. The CALLS order reduced by $3.2 billion during 2000 the interstate access charges that AT&T Consumer Services Group and other long distance carriers paid to these LECs for access to their networks, and established target access rates for the long distance carriers companies, which, over the next two years, will result in further reductions, albeit of a much smaller magnitude. Once the target rates are reached, the annual price reductions required by the price cap order no longer apply. In addition, the CALLS order removed implicit subsidies from access charges and converted them into an explicit, portable subsidy administered as part of the universal service program described below. Also, under the CALLS order, the caps on certain line-based costs that do not vary with usage have been increased so that these costs increasingly are recovered from end user customers. These restructurings allowed the reduction in access charges assessed on long distance carriers on a usage basis. As part of the CALLS order, AT&T Consumer Services Group agreed to pass through to customers access charge reductions over the five-year life of the CALLS order and made certain other commitments regarding the rate structure of certain residential long distance offerings.

     Under the August 1999 LEC pricing flexibility order, which was affirmed by the District of Columbia Circuit Court of Appeals in February 2001, the FCC established certain triggers that enable the price cap LECs to obtain pricing flexibility for their interstate access services, including Phase II relief that permits them to remove these services from price cap regulation. Although these triggers indicate a competitive presence sufficient to constrain monopoly pricing by the LECs, purportedly, they may allow for premature deregulation that could force access rates upwards.

     Finally, in the universal service order, the FCC adopted a new mechanism for funding universal service, which includes programs that defray the costs of telephone service in high-cost areas, for low-income consumers, and for schools, libraries and rural health care providers. Specifically, the FCC expanded the set of carriers that must contribute to support universal service from solely long distance carriers to all carriers, including LECs, that provide interstate telecommunications services. Similarly, the set of carriers eligible for the universal service support has been expanded from only LECs to any eligible carrier providing local service to a customer, including AT&T Consumer Services Group as a new entrant in local markets. The universal service order also adopted measures to provide discounts on telecommunications services, Internet access and inside wiring for eligible schools and libraries and on telecommunications services only for rural health care providers.

     AT&T Consumer Services Group remains subject to the statutory requirements of Title II of the Communications Act of 1934, as amended. AT&T Consumer Services Group must offer service under rates, terms and conditions that are just, reasonable and not unreasonably discriminatory. It also is subject to the FCC's complaint process, and it must give notice to the FCC and affected customers prior to discontinuance, reduction or impairment of service. Commitments made by AT&T Consumer Services Group to address concerns that had been raised about declaring AT&T Consumer Services Group to be non-dominant have been satisfied or otherwise expired.

     In addition to the matters described above with respect to the Telecommunications Act, state public service or utilities commissions or similar authorities having regulatory power over intrastate rates, lines and services and other matters regulate AT&T Consumer Services Group's local and intrastate communications services. The system of regulation used in many states is rate-of-return regulation. In recent years, many states have adopted different systems of regulation, such as complete removal of rate-of-return regulation, pricing flexibility rules, price caps and incentive regulation.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     AT&T Consumer Services Group is an integrated business of AT&T and is not a stand-alone entity. The combined financial statements included herein reflect the results of the proposed AT&T Consumer Services Group tracking stock. Separate financial statements are not required to be filed for tracking stocks. However, AT&T Consumer Services Group has provided the financial statements as an exhibit to this document to provide additional disclosures to investors to allow them to assess the financial performance of AT&T Consumer Services Group. Since the tracking stocks are governed by a common board of directors, AT&T's board of directors could make operational and financial decisions or implement policies that affect disproportionately the businesses of any group. For example, AT&T's board of directors may decide to transfer funds or to reallocate assets, liabilities, revenue, expenses and cash flows among groups, without the consent of shareholders. All actions by the board of directors are subject to the board members' fiduciary duties to all shareholders of AT&T as a group and not just to holders of a particular class of tracking stock and to AT&T's charter, policy statements, by-laws and inter-company agreements.

     AT&T's board of directors may change or supplement the policies set forth in the tracking stock policy statements and AT&T's by-laws in the sole discretion of AT&T's board of directors, subject to the provisions of any inter-group agreement but without approval of AT&T's shareholders. In addition, the fact that AT&T has separate classes of common stock could give rise to occasions when the interests of the holders of the various classes of stock diverge, conflict or appear to diverge or conflict. AT&T's board of directors would make any change or addition to the policies set forth in the tracking stock policy statements or AT&T's by-laws, and would respond to any actual or apparent divergence of interest among AT&T's groups, in a manner consistent with its fiduciary duties to AT&T and all of AT&T's shareholders after giving consideration to the potentially divergent interests and all other relevant interests of the holders of the separate classes of AT&T shares.

     You should consider that as a result of the flexibility provided to AT&T's board of directors, it may be difficult for investors to assess the future prospects of a tracking stock group based on that group's past performance.

     AT&T Consumer Services Group is the leading provider of domestic and international long distance service to residential consumers in the United States with approximately 60 million customers. AT&T Consumer Services Group provides interstate and intrastate long distance communications services throughout the continental United States and provides, or joins in providing with other carriers, communications services to and from Alaska, Hawaii, Puerto Rico and the Virgin Islands and international communications services to and from virtually all nations and territories around the world.

     AT&T Consumer Services Group provides a broad range of communications services to consumers individually and in combination with other services, including: inbound and outbound domestic and international long distance through the traditional "one plus" dialing of the desired call destination; transaction-based long distance services such as calling cards and prepaid phone cards; local and local toll calling through UNE-P resale service offers; and dial-up Internet service and telephony over the Internet through AT&T WorldNet Service.

     On October 25, 2000, AT&T announced a restructuring plan designed to fully separate or issue separately tracked stocks intended to reflect the financial performance and economic value of each of AT&T's four major operating units. Under this plan AT&T will create a new class of stock intended to track the financial performance and economic value of AT&T Consumer Services Group. If the Consumer Services charter amendment proposal is approved, AT&T expects to fully distribute the tracking stock to AT&T shareholders later this year.

     Debt has been allocated to AT&T Consumer Services Group based on our future view of AT&T's debt position after taking into account the significant deleveraging activities of AT&T. This allocation took into account the following factors: prospective financing requirements, working capital and capital expenditure requirements and comparable company profiles. Increases in historical debt levels are based, in general, on historical cash flows generated by AT&T Consumer Services Group in relation to total AT&T. Such cash outflows include acquisitions, dividend payments and capital expenditures partially offset by cash flow from operations. For purposes of this allocation, certain "corporate" activities were deemed to be partially funded by this entity by contributing proceeds to the parent for these activities. These activities included the repurchase of common shares by AT&T and cash payments associated with the TCI merger and the MediaOne acquisition. Since AT&T Consumer Services Group will be a tracking stock of AT&T Communications Services, Inc. following the spin-off, the intercompany debt allocated to them will be payable to AT&T Communications Services, Inc. The interest expense on the allocated debt was calculated based on a rate intended to be equivalent to the rate AT&T Consumer Services Group would have received if it were a stand-alone entity. Due to the expected positive operating cash flow of AT&T Consumer Services Group, the level of debt of AT&T Consumer Services Group in the future is expected to be significantly lower than the level at December 31, 2000.

COMBINED RESULTS OF OPERATIONS

     AT&T Consumer Services Group is an integrated business of AT&T and not a stand-alone entity. The combined financial statements included herein reflect the results of the proposed AT&T Consumer Services Group tracking stock. Separate financial statements are not required to be filed for tracking stocks. However, AT&T Consumer Services Group has provided the financial statements as an exhibit to this document to provide additional disclosures to investors to allow them to assess the financial performance of AT&T Consumer Services Group. Presenting separate financial statements for AT&T Consumer Services Group does not indicate that AT&T has changed title to any assets or responsibility for any liabilities, and does not purport to affect the rights of any of AT&T's creditors. Holders of AT&T Consumer Services Group tracking stock do not have claims against the assets of AT&T Consumer Services Group. Instead, AT&T Consumer Services Group shareholders own a separate class of AT&T common stock that is intended to reflect the financial performance and economic value of AT&T's consumer services businesses.

     The comparison of 2000 results with 1999 was impacted by events that occurred during these two years. For example, on January 5, 2000, AT&T launched Concert, its global joint venture with BT. AT&T contributed all of its international gateway-to-gateway assets and the economic value of approximately 270 AT&T Business Services Group multinational customers specifically targeted for direct sales by Concert and substantially all international traffic of AT&T Consumer Services Group. As a result, AT&T Consumer Services Group's 2000 results do not include the revenue and expenses associated with international traffic contributed to Concert.

     In addition, effective July 1, 2000, the FCC eliminated Primary Interexchange Carrier Charges, or PICC, or per-line charges, that AT&T Consumer Services Group pays for residential customers. The elimination of these per-line charges resulted in lower access expense as well as lower revenue, since AT&T Consumer Services Group has historically billed its customers for these charges.

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    -----------------------------
                                                     2000       1999       1998
                                                    -------    -------    -------
                                                        (DOLLARS IN MILLIONS)
Revenue...........................................  $18,894    $21,753    $22,763

     In 2000, AT&T Consumer Services Group's revenue decreased $2,859 million or 13.1%, on a mid-single-digit decline in volumes. Revenue in 1999 fell $1,010 million, or 4.4%, on a mid-single-digit decline in volumes. In 2000, approximately $884 million of this decline was due to the elimination of per-line charges and the impact of Concert. The remaining decline in both years reflects the ongoing competitive nature of the consumer long distance industry, which has resulted in pricing pressures and a loss of customers. Also negatively impacting revenue growth was product substitution and market migration away from direct dial wireline and higher-priced calling card services to rapidly growing wireless services and lower-priced prepaid card services. During 2000, the New York and Texas long distance markets were opened up to competition by the RBOCs. The continued entry of the RBOCs into the long distance market is expected to increase competitive pressures in 2001.

     AT&T Consumer Services Group has continued to demonstrate its commitment to providing customers with choice, simplicity and competitive rates. AT&T Consumer Services Group's One Rate plans, which allow customers to make long distance calls 24 hours a day, seven days a week for the same rate, have continued to be well received. As of December 31, 2000, over 12 million customers were enrolled in these plans, with more than 60% of those customers electing to bundle their long distance with local toll (intraLATA) service. Over one-half of the customers enrolled in the One Rate plans were new long distance customers.

     AT&T WorldNet Service revenue increased 5.9% to $319 million in 2000, and 41.2% to $301 million in 1999. The increase in 2000 is due to stronger subscription revenue in the first half of 2000 as well as increased advertising revenue. Growth in 1999 was higher primarily due to increased marketing efforts and the introduction of the premium $21.95 unlimited access price plan. Competition within the ISP industry has recently increased. AT&T WorldNet Service has remained competitive with the industry, and launched their i495 plan in July 2000, which provides up to 150 hours of Internet service for $4.95 per month.

     AT&T WorldNet Service served 1.42 million residential customers as of December 31, 2000, a decrease of 3.8% over 1999, due to the competitive nature of the industry. At December 31, 1999, AT&T WorldNet Service served 1.48 million residential customers, an increase of 29.5% over 1998.

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ----------------------------
                                                      2000       1999       1998
                                                     ------     ------     ------
                                                        (DOLLARS IN MILLIONS)
Access and other connection........................  $5,204     $6,223     $7,453

     Access and other connection expenses declined $1,019 million, or 16.4%, in 2000 compared with 1999. Included within access and other connection expenses are costs paid to connect domestic calls on the facilities of other service providers. Approximately $932 million of this decline was driven by mandated reductions in per-minute access rates in 2000 and decreased per-line charges. Approximately $295 million of this decline was driven by volume declines in 2000. These decreases were partially offset by an increase in Universal Service Fund contributions of $224 million. Since most of these charges are passed through to the customer, the per-minute access-rate, the per-line charge reductions and the increased Universal Service Fund contributions have generally resulted in a corresponding impact on revenue. In addition, local connectivity charges increased $173 million, reflecting growth in the local business.

     Costs paid to telephone companies outside of the United States to connect calls made to countries outside of the United States (international settlements) are also included within access and other connection expenses. These costs decreased $193 million in 2000, as a result of the commencement of operations of Concert. Concert now incurs most of AT&T's international settlements as well as earns most of AT&T's foreign-billed revenue, previously incurred and earned directly by AT&T Consumer Services Group. In 2000, Concert billed AT&T Consumer Services Group a net expense composed of international settlement (interconnection) expense, administrative fees, and foreign-billed revenue. The amount charged by Concert in 2000 was lower than interconnection expense incurred in 1999, since AT&T Consumer Services Group recorded these transactions as revenue and expense, as applicable.

     Access and other connection expenses declined $1,230 million, or 16.5%, in 1999 compared with the prior year. Approximately $960 million of this decline resulted from mandated reductions in per-minute access rates and lower international settlement rates resulting from AT&T's negotiations with international carriers. Approximately $236 million of this decline was driven by volume declines in 1999. These reductions were partially offset by increased per-line charges and Universal Service Fund contributions in the amount of $172 million.

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
                                                         (DOLLARS IN MILLIONS)
Selling, general and administrative..................  $4,128    $4,688    $5,453

     Selling, general and administrative, or SG&A, expenses decreased $560 million, or 11.9%, in 2000 compared with 1999. These reductions were primarily attributed to cost control efforts such as targeted marketing, consolidation of functions and reduction of support and corporate staff headcounts.

     In 1999, SG&A expenses decreased $765 million, or 14.0% compared with the prior year. This decrease was primarily due to AT&T Consumer Services Group's focus on high-value customers, which led to lower spending on customer-acquisition and retention programs.

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
                                                         (DOLLARS IN MILLIONS)
Costs of services and products.......................  $2,557    $3,316    $3,656

     Costs of services and products expenses include such costs as the transport costs for utilizing AT&T's network, operator service costs, and the provision for uncollectible receivables. These costs decreased $759 million, or 22.9%, in 2000 and $340 million, or 9.3%, in 1999 compared with the prior year. These declines are largely due to volume declines and network cost-control initiatives, and the lower provision for uncollectible receivables.

                                                             FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           -----------------------
                                                           2000     1999     1998
                                                           -----    -----    -----
                                                            (DOLLARS IN MILLIONS)
Depreciation and amortization............................  $167     $184     $116

     Depreciation and amortization expenses decreased $17 million, or 9.2%, in 2000. Depreciation and amortization expenses increased $68 million, or 58.6%, in 1999 compared with 1998. Total capital expenditures for 2000, 1999 and 1998 were $148 million, $300 million and $98 million, respectively.

                                                               FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                             -----------------------
                                                             2000     1999     1998
                                                             -----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net restructuring and other charges........................   $97      $7      $(19)

     During 2000, AT&T Consumer Services Group recorded $97 million of net restructuring and other charges. The charge for restructuring and exit plans was primarily due to headcount reductions, including the consolidation of customer care and call centers. Included in exit costs was $79 million of cash termination benefits associated with the involuntary separation of about 1,300 employees. Approximately 65% of the individuals were management employees and 35% were non-management employees.

     AT&T Consumer Services Group also recorded an asset impairment charge of $18 million related to the write-down of unrecoverable assets in certain businesses where the carrying value was no longer supported by estimated future cash flows.

     During 1999, AT&T Consumer Services Group recorded $7 million of net restructuring and other charges. This $7 million charge for restructuring and exit costs was recorded in conjunction with AT&T's initiative to reduce costs. The restructuring and exit plans primarily focused on the maximization of synergies through headcount reductions, including the consolidation of customer-care and call centers.

     The exit costs represent cash termination benefits associated with the separation of approximately 164 employees as part of voluntary termination plans. All of the terminations were nonmanagement employees.

     During 1998, AT&T Consumer Services Group recorded a $19 million benefit to net restructuring and other charges. This benefit represents the reversal of 1995 business restructuring reserves primarily resulting from the overlap of AT&T's 1998 voluntary retirement incentive program, or VRIP, on certain 1995 projects.

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
                                                         (DOLLARS IN MILLIONS)
Operating income.....................................  $6,741    $7,335    $6,104

     Operating income decreased 8.1% in 2000 compared with 1999. These results primarily reflect a decline in revenues, partially offset by cost reductions, primarily in SG&A, and costs of services and products. The decrease was also attributed to higher net restructuring and other charges in 2000 of $90 million. Operating income margin (operating income as a percent of revenue) was 35.7% in 2000 compared with 33.7% in 1999.

     In 1999, operating income increased 20.2% compared to the prior year. This increase was primarily driven by reduced SG&A expenses, largely due to AT&T Consumer Services Group's focus on high-value customers, which led to lower spending on customer-acquisition and retention programs.

                                                               FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                             -----------------------
                                                             2000     1999     1998
                                                             -----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Other income, net..........................................   $81     $208      $86

     Other income decreased $127 million or 61.1% in 2000 compared with 1999. Other income increased $122 million or 141.9% in 1999 compared with the prior year. These results are primarily due to the 1999 sale of AT&T Consumer Services Group's Language Line Services business, which resulted in a gain of $153 million.

                                                               FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                             -----------------------
                                                             2000     1999     1998
                                                             -----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Interest expense...........................................  $164      $41      $27

     In 2000, interest expense was $164 million compared to interest expense of $41 million in 1999. This interest expense is primarily due to an increase in long-term debt from AT&T.

     In 1999, interest expense increased $14 million versus the prior year. This is primarily due to the increase in long-term debt in 1999.

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
                                                         (DOLLARS IN MILLIONS)
Provision for income taxes...........................  $2,546    $2,869    $2,356

     The effective income tax rate is the provision for income taxes as a percent of income from continuing operations before income taxes. The effective income tax rate for AT&T Consumer Services Group was 38.24%, 38.24%, and 38.22%, in 2000, 1999, and 1998, respectively.

LIQUIDITY

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    -----------------------------
                                                     2000       1999       1998
                                                    -------    -------    -------
                                                        (DOLLARS IN MILLIONS)
CASH FLOWS:
  Provided by operating activities................  $ 4,787    $ 4,350    $ 4,141
  (Used in)/provided by investing activities......     (132)     1,398     (1,641)
  Used in financing activities....................   (4,661)    (5,742)    (2,500)

     In 2000, net cash provided by operating activities increased $437 million. This increase is primarily due to changes in accounts receivable and accounts payable. These increases in net cash were partially offset by a decrease in net income, excluding the noncash impacts of depreciation and amortization, net restructuring and other charges and provision for uncollectibles. The increase in net cash provided by operating activities in 1999 compared with 1998 was primarily due to an increase in net income.

     Investing activities resulted in a net use of cash of $132 million for 2000. The primary use of cash in 2000 was for capital expenditures.

     Net cash provided by investing activities in 1999 was $1,398 million, compared with a net use of cash in 1998 of $1,641 million. In 1998, AT&T Consumer Services Group made a short term loan to AT&T; this receivable was collected in 1999.

     In 2000, net cash used in financing activities decreased by $1,081 million. This decrease is primarily due to an increase in long term debt due to AT&T, partially offset by a higher transfer to AT&T and dividend payment in 2000.

     In 1999, net cash used in financing activities increased $3,242 million. This increase is primarily due to an increase in transfers to AT&T.

     AT&T's board of directors has the power to make determinations that may impact the financial and liquidity position of each of its tracking stock groups. This power includes the ability to set priorities for use of capital and debt capacity, to determine cash management policies and to make decisions regarding whether to make capital expenditures and as to the timing and amount of any capital expenditures. All actions by the board of directors are subject to the board members fiduciary duties to all shareholders of AT&T as a group and not just to holders of a particular class of tracking stock and to AT&T's policy statements, by-laws and inter-company agreements. As a result of this discretion of AT&T's board of directors, it may be difficult for investors to assess each group's liquidity and capital resource needs and in turn the future prospects of each group based on past performance.

FINANCIAL CONDITION

                                                                AT DECEMBER 31,
                                                             ---------------------
                                                               2000         1999
                                                             --------      -------
                                                             (DOLLARS IN MILLIONS)
Total assets...............................................  $ 3,543       $4,072
Total liabilities..........................................    6,084        3,002
Combined attributed net (liabilities) assets...............   (2,541)       1,070

     Total assets decreased $529 million, or 13.0%, during 2000. The decrease in total assets was primarily associated with a decrease in accounts receivable, reflecting lower revenue.

     Total liabilities at December 31, 2000 increased $3,082 million or 102.7% during 2000. This increase is primarily due to an increase in long-term debt due to AT&T.

     Total combined attributed net (liabilities) assets at December 31, 2000, decreased $3,611 million from the previous year, reflecting dividends and transfers to AT&T of $7.7 billion, partially offset by net income of $4.1 billion.

NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date of this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, though earlier adoption is encouraged and retroactive application is prohibited. For AT&T Consumer Services Group this means that the standard must be adopted no later than January 1, 2001.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" as an amendment to SFAS No. 133. This statement provides clarification with regard to certain implementation issues under SFAS No. 133 on specific types of hedges.

     On January 1, 2001, AT&T Consumer Services Group adopted SFAS No. 133. This adoption did not have a material impact on AT&T Consumer Services Group's financial statements.

     The impact of the adoption of SFAS No. 133, as amended by SFAS No. 138, on AT&T Consumer Services Group's future results of operations is dependent upon the fair values of AT&T's

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derivatives and related financial instruments and could result in pronounced quarterly fluctuations in other income in future periods.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- A Replacement of FASB No. 125." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Under these standards, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. AT&T Consumer Services Group does not expect that the adoption of SFAS No. 140 will have a material impact on AT&T Consumer Services Group's results of operations, financial position or cash flows.

SUBSEQUENT EVENTS

     On April 26, 2001, AT&T initiated a 364-day accounts receivable securitization program providing for up to $500 million of funding. Under the program, a small percentage of accounts receivable related to AT&T Consumer Services Group will be sold on a discounted, revolving basis, to a special purpose, wholly owned subsidiary, which assigns interests in such receivables to unrelated third-party financing entities.

     On March 23, 2001, AT&T signed an agreement to acquire substantially all of the assets of NorthPoint Communications Group, Inc., valued at approximately $135 million. The acquisition includes all of NorthPoint's co-locations nationwide, certain network equipment, systems and support software and related assets, including two leased buildings. The purchase of NorthPoint Communications Group, Inc. is expected to be attributed to AT&T Communications Services, Inc.

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                         RELATIONSHIP AMONG AT&T GROUPS

     The description of the AT&T Groups capital stock committee and the AT&T Groups policy statement below is not complete and is qualified in its entirety by reference to the by-law amendment relating to the AT&T Groups capital stock committee and the AT&T Groups policy statement, a copy of which we have attached as Appendix C to this proxy statement and which we incorporate by reference. All shareholders are urged to read it in its entirety.

THE AT&T GROUPS CAPITAL STOCK COMMITTEE

     Upon creation and issuance of either AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, we will amend our by-laws to establish an AT&T Groups capital stock committee of our board of directors to oversee the interaction among the businesses of different AT&T groups. The members of the AT&T Groups capital stock committee will be selected by our board of directors. The by-law amendment provides that our board of directors will delegate to the AT&T Groups capital stock committee authority to:

     - interpret, make determinations under and oversee the implementation of the policies described in the Policy Statement Regarding AT&T Groups Tracking Stock Matters described under "-- The AT&T Groups Policy Statement;"

     - review the policies, programs and practices of AT&T relating to:

        -- the business and financial relationships of AT&T's groups; and

        -- any matters arising in connection with any of the foregoing, all to the extent the AT&T Groups capital stock committee may deem appropriate; and

     - recommend changes in the policies, programs and practices that the AT&T Groups capital stock committee may deem appropriate.

     The AT&T Groups capital stock committee will have and may exercise other powers, authority and responsibilities as our board of directors may determine from time to time.

     However, as with all of our groups, there will not be a separate board of directors for AT&T Broadband Group or AT&T Consumer Services Group, and the AT&T Groups capital stock committee will not function as a board of directors for AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock. Under existing law, neither our board of directors nor the AT&T Groups capital stock committee owes a separate fiduciary duty to the holders of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock apart from the general duty that is owed to all AT&T shareholders.

     Although our board of directors has no present intention to do so, it may modify, suspend or rescind the by-law amendment or adopt additional by-laws, at any time, without the approval of our shareholders, subject to our board of directors' fiduciary duties.

THE AT&T GROUPS POLICY STATEMENT

     In connection with the creation and issuance of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock, AT&T will, effective upon issuance of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock, adopt the AT&T Groups policy statement, which AT&T intends to follow.

     GENERAL POLICY

     Our board of directors has determined that all material matters in which holders of AT&T common stock, AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock may have divergent interests generally will be resolved in a manner that is in the best interests of AT&T and all of its common shareholders as a whole after giving fair consideration to the potentially divergent interests and all other relevant interests of the holders of the separate classes of AT&T common shares. Under the AT&T Groups policy statement, the relationships among AT&T

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groups and the means by which the terms of any material transactions among them will be determined will be governed by a process of fair dealing.

     RELATIONSHIP AMONG AT&T GROUPS

     The AT&T Groups policy statement provides that AT&T will seek to manage AT&T groups in a manner designed to maximize the operations, unique assets and value of all of the AT&T groups, and with complementary deployment of capital and facilities.

     General. Subject to special arrangements or existing commercial arrangements in effect at the time this policy statement is adopted, the AT&T Groups policy statement provides that, except as otherwise provided in the AT&T Groups policy statement, all material commercial transactions among the AT&T groups will be on commercially reasonable terms taken as a whole, and will be subject to the review and approval of the AT&T Groups capital stock committee.

     The AT&T groups may make loans to each other on terms and conditions substantially equivalent to the interest rates and terms and conditions that the groups would be able to obtain from third parties without the benefit of support or guarantee by AT&T.

     For shared corporate services that arise as a result of being part of a combined entity, including securities filing and financial reporting services, costs relating to these services will be:

     - allocated directly to the group utilizing those services, and

     - if not directly allocable to a group, allocated between the groups on a fair and reasonable basis as our board of directors determines.

     For other support services, for example, billing and purchasing services, the AT&T Groups policy statement provides that the AT&T groups will seek to achieve enterprise efficiencies to minimize the aggregate costs incurred by the AT&T groups on a combined basis, although each group also will be entitled to negotiate and procure support services on its own either from the other groups or from third parties.

     In addition, the AT&T Groups policy statement provides that the groups will work collaboratively with each other to understand and take into account one another's expansion, acquisition, deployment, marketing and sales plans, with the goal of minimizing overlaps and conflicts between the groups.

     CORPORATE OPPORTUNITIES

     The AT&T Groups policy statement provides that our board of directors will allocate any business opportunities and operations, any acquired assets and businesses and any assumed liabilities among the groups, in whole or in part, as it considers to be in the best interests of AT&T and its shareholders as a whole and as contemplated by the other provisions of the AT&T Groups policy statement. If a business opportunity or operation, an acquired asset or business, or an assumed liability would be suitable to be undertaken by or allocated to more than one group, our board of directors will allocate it using its business judgment or in accordance with procedures that our board of directors adopts from time to time to ensure that decisions will be made in the best interests of AT&T and its shareholders as a whole. Any allocation of this type may involve the consideration of a number of factors that our board of directors determines to be relevant, including, without limitation, whether the business opportunity or operation, the acquired asset or business, or the assumed liability is principally within the existing scope of a group's business and whether a group is comparatively better positioned to undertake or have allocated to it the business opportunity or operation, acquired asset or business or assumed liability.

     Except under the AT&T Groups policy statement and any other policies adopted by our board of directors, which policies will be designed to minimize conflicts between the groups, harmonize capital

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spending and promote the use by each group of services of the other groups, no group will have any duty, responsibility or obligation to refrain from:

     - engaging in the same or similar activities or lines of business as any member of the other groups;

     - doing business with any potential or actual supplier, competitor or customer of any member of any other group; or

     - engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual suppliers or customers of any member of the other groups.

     In addition, except under the AT&T Groups policy statement and any other policies adopted by our board of directors, no group will have any duty, responsibility or obligation:

     - to communicate or offer any business or other corporate opportunity to any other person, including any business or other corporate opportunity that may arise that more than one group may be financially able to undertake, and that is, from its nature, in the line of more than one group's business and is of practical advantage to more than one group;

     - to provide financial support to another group, or any member of that group, except as described under "-- Relationships with AT&T -- Financing Arrangements;" or

     - otherwise to assist any other group.

     Under no circumstances will any members of any AT&T group be prevented from entering into written agreements with another group to define or restrict any aspect of the relationship between the groups.

     DIVIDEND POLICY

     The AT&T Groups policy statement provides that, subject to the limitations on dividends set forth in our charter, including any preferential rights of any series of AT&T preferred stock, and to the limitations of applicable law, holders of shares of any class of AT&T common stock will be entitled to receive dividends on that stock when, as and if our board of directors authorizes and declares dividends on that stock. The payment of dividends on any class of AT&T common stock will be a business decision that our board of directors makes from time to time based on the results of operations, financial condition, cash requirements and future prospects of AT&T and other factors that our board of directors considers relevant. Payment of dividends on any class of AT&T common stock also may be restricted by loan agreements, indentures and other transactions that AT&T enters into from time to time.

     AT&T does not expect to pay any dividends on shares of AT&T Broadband Group tracking stock. If and when our board of directors determines to pay any dividends on shares of AT&T Broadband Group tracking stock, the AT&T Groups policy statement provides that this determination also will be subject to factors similar to those that we describe above with respect to the payment of dividends on each class of AT&T common stock.

     Following any issuance of AT&T Consumer Services Group tracking stock, it is currently expected that one-third of the current dividend payable on AT&T common stock will be allocated to AT&T common stock and that two-thirds of that dividend will be allocated to AT&T Consumer Services Group tracking stock in a manner to be determined by our board of directors. The declaration of dividends by AT&T and the amount thereof will, however, be in the discretion of our board of directors and will depend upon each of our group's financial performance, the dividend policies and capital structures of comparable companies and each group's ongoing capital needs. If and when our board of directors determines to pay any dividends on shares of AT&T Consumer Services Group tracking stock, the AT&T Groups policy statement provides that this determination also will be subject to factors similar to those that we describe above with respect to the payment of dividends on each class of AT&T common stock.

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     AT&T GROUPS CAPITAL STOCK COMMITTEE

     Our by-laws will provide for the AT&T Groups capital stock committee of our board of directors. In making determinations in connection with the policies set forth in the AT&T Groups policy statement, the members of our board of directors and the AT&T Groups capital stock committee will act in a fiduciary capacity and in accordance with legal guidance concerning their respective obligations under applicable law. The delegation of responsibilities to the AT&T Groups capital stock committee will be subject to changes our board of directors may determine.

     AMENDMENT AND MODIFICATION TO THE AT&T GROUPS POLICY STATEMENT

     Our board of directors may modify, suspend or rescind the policies set forth in the AT&T Groups policy statement, including any resolution implementing the provisions of the AT&T Groups policy statement. Our board of directors also may adopt additional or other policies or make exceptions with respect to the application of the policies described in the AT&T Groups policy statement in connection with particular facts and circumstances, all as our board of directors may determine, consistent with its fiduciary duties to AT&T and our shareholders as a whole.

RELATIONSHIPS WITH AT&T

     BRANDING

     Each of AT&T Broadband Group and AT&T Consumer Services Group will obtain the right, on a royalty-free basis, to continue to use certain of the AT&T brands, including the AT&T globe design and the AT&T trade dress, which we collectively refer to as the "AT&T Broadband Brands" and "AT&T Consumer Services Brands," respectively, in accordance with a brand license agreement. Under the brand license agreements, AT&T Broadband Group will be entitled to use the AT&T Broadband Brands for the provision over a cable system of its multi-channel video services and interactive television services, and for the provision over a cable system to residential subscribers of local telephony services (including any distance telephony service associated with local service) and high-speed cable Internet services and AT&T Consumer Services Group will be entitled to use AT&T Consumer Services Brands for the provision of stand-alone residential long distance services, prepaid consumer calling card services, consumer calling card services, operator-assisted international telephone services for consumer travelers, certain DSL-based communications services, residential UNE-P services, consumer dial-up narrow-band Internet access services, high-speed Internet access services, and certain portals, content, equipment and software and for bundles of the foregoing offered by AT&T Consumer Services Group. In addition, under its brand license agreement AT&T Broadband Group will have the right to use the AT&T Broadband Brands in connection with certain satellite transmission services, digital processing services and production studio services, each in relation to audio/video content. The rights to be granted to AT&T Broadband Group and AT&T Consumer Services Group under their respective brand license agreements will be for a period of five years following its effective date. After the initial five-year period, AT&T Broadband Group and AT&T Consumer Services Group would be entitled, if they choose, to continue to use the AT&T Broadband Brands and AT&T Consumer Services Brands, respectively, on these services for an additional five-year period. During this second five-year period, AT&T Broadband Group and AT&T Consumer Services Group may terminate their respective brand license agreements by providing 12 months' prior notice.

     Under its respective brand license agreement, AT&T Broadband Group's rights to use the AT&T Broadband Brands in connection with cable-based multichannel video services and interactive television services will be exclusive. AT&T Broadband Group will also have certain nonexclusive rights. Under its respective brand license agreement, AT&T Consumer Services Group's rights to use the AT&T Consumer Services Brands in connection with stand-alone residential long distance services, prepaid consumer calling card services, consumer calling card service, operator-assisted international telephone services for consumer travelers and consumer dial-up narrow-band Internet

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access services will be exclusive. AT&T Consumer Services Group will also have certain nonexclusive rights.

     The territory of each brand license agreement generally will be worldwide with exceptions where AT&T already has granted brand license agreements or where another AT&T unit or group has exclusive brand rights for competing services. Subject to certain conditions set forth in its brand license agreement, AT&T Consumer Services Group also may extend certain rights to use the AT&T Consumer Services Brands to authorized dealers of AT&T Consumer Services Group's services. Each brand license agreement will provide that AT&T Broadband Group or AT&T Consumer Services Group, as applicable, must comply with specified quality, customer care, graphics and marketing standards and guidelines to avoid confusion in connection with the use of the AT&T Broadband Brands or AT&T Consumer Services Brands, as applicable. It also will provide that, for so long as AT&T Broadband Group or AT&T Consumer Services Group, as applicable, uses the AT&T Broadband Brands or AT&T Consumer Services Brands, as applicable, it shall pay AT&T a brand maintenance fee for the administration, protection and promotion of the AT&T Broadband Brands or AT&T Consumer Services Brands, as applicable. AT&T may terminate each brand license agreement in the event of a significant breach (as defined in the respective brand license agreements), including a change of control of AT&T Broadband Group or AT&T Consumer Services Group, as applicable, or a failure by AT&T Broadband Group or AT&T Consumer Services Group, as applicable, to use the AT&T Broadband Brands or AT&T Consumer Services Brands, as applicable, on a specified portion of its products and services.

     INTELLECTUAL PROPERTY

     Intellectual property will continue to be managed by the AT&T group that has managed it historically. Each group will have the right to use the intellectual property existing as of December 31, 2000 and managed by the other groups, or with respect to which any group has the power to grant these rights, in accordance with an intellectual property agreement. Rights under future intellectual property would be governed by sponsored development agreements that may, or may not, be entered into among the groups. Pursuant to any such sponsored development agreement, the group contracted and paid to perform the work would own the newly developed intellectual property and the other group would be granted perpetual, paid-up rights necessary to use the development on a worldwide basis.

     The intellectual property agreement to be entered into by each of AT&T Broadband Group and AT&T Consumer Services Group will specify the ownership and license rights in specified patents, software, copyrights and trade secrets. Each AT&T group will grant to the other groups under its specified patents, if any, a nonexclusive, fully paid-up, worldwide, perpetual license to make, use and sell all products and services in the conduct of its present and future business. The groups will also grant special rights under certain of each other's patents, if any, for defensive protection, special affiliate licensing and supplier licensing. Each group will own all of the software, trade secrets and copyrights that it created prior to the applicable intellectual property agreement's effective date. Each group will further grant to the other groups a nonexclusive, fully paid-up, worldwide, perpetual license to use the group's software, trade secrets and copyrights that they possess as of the applicable intellectual property agreement's effective date for use in its present and future business. Proprietary information related to a group's customers will receive special protection under the respective intellectual property agreements.

     COMMERCIAL TRANSACTIONS BETWEEN GROUPS

     We intend that, except as otherwise provided in the AT&T Groups policy statement, all commercial transactions among the groups will be on commercially reasonable terms taken as a whole. We expect the groups will negotiate and develop their arrangements over time, and that these arrangements will be subject to the review and approval of the AT&T Groups capital stock committee.

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     We may reallocate assets among the groups in exchange for an increase or decrease in the retained portion of value held by AT&T Business Services Group. Any reallocations of assets between the groups that do not result in this adjustment, other than reallocations made under a contract for the provision of goods or services between the groups, will be accompanied by:

     - the reallocation by the transferee group to the transferor group of other assets or consideration,

     - the creation of inter-group debt owed by the transferee group to the transferor group, or

     - the reduction of inter-group debt owed by the transferor group to the transferee group,

in each case, in an amount having a fair market value, in the judgment of our board of directors, equivalent to the fair market value of the assets reallocated by the transferor group.

     AT&T's groups will enter into various network agreements with AT&T Business Services Group. For example, AT&T Wireless Group will enter into a Master Carrier Agreement with AT&T Business Services Group that will establish the rates, terms and conditions upon which AT&T Business Services Group will provide a variety of voice and data services to AT&T Wireless Group, including both wholesale services (to be used as a component in services sold by AT&T Wireless Group to others) and administrative services (e.g., internal corporate use). The term is five years for wholesale voice service and all international services, and generally three years for other services. Pricing will be market based, and for domestic wholesale voice services will be benchmarked against both AT&T Business Services Group and other carrier pricing to similarly situated customers. AT&T Wireless Group's purchase commitments vary by service and over the term of the agreement. For wholesale domestic voice service, which is the largest volume service under the contract, AT&T Wireless Group commits to purchase all of its needs from AT&T Business Services Group for 2001 (subject to any existing commitments with other carriers), and to maintain this base commitment level throughout the term, subject to AT&T Business Services Group remaining price competitive. Should AT&T Wireless Group's needs for wholesale domestic voice transport grow, as is anticipated, AT&T Business Services Group will have a right to obtain the incremental growth business as well through 2003, provided that it matches the competitive offers received by AT&T Wireless Group from others, and provided that AT&T Wireless Group will have the right in any event to award 20% of its wholesale domestic voice needs above the commitment level to another supplier. After 2003, AT&T Wireless Group may obtain its wholesale domestic voice needs above the commitment level from any supplier. AT&T Wireless Group will obtain all of its international requirements from AT&T Business Services Group to the same extent and on the same terms that AT&T Business Services Group must obtain its requirements from Concert, the joint venture between AT&T and BT.

     There are several other network agreements between AT&T Business Services Group and AT&T Wireless Group. There will be an agreement providing AT&T Business Services Group with use of half of the spectrum under the licenses covering the 37-40 gigahertz band of frequencies owned by AT&T Wireless Group for a ten year period at a fixed price per year. In addition, the agreement provides additional rights to each party to use (for a price) such spectrum not utilized by the other, and gives AT&T Business Services Group a right of first refusal to purchase AT&T Wireless Group's interest in these licenses in certain circumstances should AT&T Wireless Group no longer want to retain the licenses. Under another agreement, AT&T Business Services Group will obtain SS7 signaling services from AT&T Wireless Group on a transitional basis to support AT&T Business Services Group's local service offerings. Under yet another agreement, AT&T Wireless Group agrees that it will neither advocate for, nor charge, AT&T Business Services Group for access with respect to mobile wireless services, unless the current industry practice (e.g., that wireless carriers do not collect access charges from landline carriers for the origination or termination of calls) changes, the law changes or AT&T Business Services Group is ordered to pay or begins paying another carrier these charges. The agreement also will provide that AT&T Wireless Group will not assess these charges in any event during 2001, and that AT&T Wireless Group will not bill access charges from AT&T Business Services Group until each of the other major wireless carriers has begun billing these

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charges, and its rates at that time will be no higher than the lowest rates charged by any of the major wireless carriers.

     AT&T Business Services Group and AT&T Wireless Group will also enter into an Agency and Referral Agreement, which will provide that AT&T Business Services Group, for compensation, will act as an agent in selling AT&T Wireless Group services to large and small business customers.

     AT&T Broadband Group will enter into four principle network agreements with AT&T Business Services Group:

     - Master Carrier Agreement. This will reflect the rates, terms and conditions on which AT&T Business Services Group will provide voice and data services to AT&T Broadband Group, including both wholesale services (to be used as a component in AT&T Broadband Group's services to its customers), and "administrative" services (e.g., internal AT&T Broadband Group usage). Pricing is market based, with provisions defining an ongoing process to ensure the prices remain competitive. AT&T Broadband Group's purchase commitments vary by service and over the 5-year term of the agreement. In the first year, AT&T Broadband Group will purchase all its requirements from AT&T Business Services Group, subject to pre-existing contractual commitments and the right to acquire data services (including voice over IP) from Excite@Home. In years 2 and 3, AT&T Broadband Group may put up to 20% of its domestic needs up for bid, subject to AT&T Business Services Group's right to retain the business if it provides or matches the best offer. In years 4 and 5, AT&T Broadband Group may select the vendor of its choice for the 20%. AT&T Broadband Group will obtain all of its international requirements from AT&T Business Services Group to the same extent and on the same terms that AT&T Business Services Group must obtain its requirements from Concert.

     - Local Network Connectivity Services Agreement (incorporated within the Master Carrier Agreement). This agreement will reflect the rates, terms and conditions on which AT&T Business Services Group will provide certain local network connectivity services to AT&T Broadband Group for use in providing local telephony services to AT&T Broadband Group's subscribers. The agreement consists of two parts:

        -- a capital lease from AT&T Business Services Group to AT&T Broadband
           Group of certain network switching and transport assets to be used exclusively by AT&T Broadband Group for a term of up to 12 years; and

        -- an operating agreement for the provision of local network connectivity, management and operational services in support of AT&T Broadband Group's local cable telephony services, with a minimum term of five years.

      AT&T Broadband Group will be required to purchase 100% of its requirements for circuit-switched telephony services from AT&T Business Services Group over the initial 5-year term of the agreement, and also will be required to pay for a minimum of 85% of the volumes initially forecasted by AT&T Broadband Group throughout the initial 5-year term of the agreement. The initial prices under the agreement will be based on AT&T Business Services Group's cost plus cost of capital, subject to provisions assuring that AT&T Broadband Group will receive prices as favorable as those provided by AT&T Business Services Group to similarly situated wholesale customers of AT&T Business Services Group.

     - Fiber Facilities Agreement. In 1998, Teleport Communications Group Inc., or TCG, and TCI (the predecessors of AT&T Local Network Services -- part of AT&T Business Services Group -- and AT&T Broadband Group, respectively) entered into a facilities lease agreement whereby AT&T Broadband Group, under certain circumstances, would construct for, and lease to TCG, fiber facilities in the areas served by AT&T Broadband Group's cable systems for use in providing telecommunications services. That agreement will be modified to allow, among other things, that the areas served by the systems formerly operated by MediaOne will be included in the Agreement. In addition, charges for the facilities constructed and provided to

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AT&T Business Services Group will be based on AT&T Broadband Group's costs. The term of the build out period will be unchanged from the original 1998 contract, and as before, any leases entered into during the term will be perpetual, at the option of AT&T Business Services Group.

     - Interconnection and Intercarrier Compensation Agreement. This agreement will specify the terms of interconnection of the parties' networks, and compensation for:

        -- the origination or termination of interexchange traffic for the other party; and

        -- the exchange of local traffic between the parties' local customers.

      The term will be five years. During 2001, the existing internal arrangements with respect to access charges for interexchange traffic will be largely retained. Beginning in 2002, each party may charge the other prevailing rates (based on the rates charged by incumbent LECs). Local traffic will be exchanged at standard rates in effect between AT&T Business Services Group and the incumbent LECs.

     There will be two network agreements between AT&T Business Services Group and AT&T Consumer Services Group.

     - Master Carrier Agreement. This agreement will specify the rates, terms and conditions on which AT&T Business Services Group will provide voice, data, IP dial-up access and other services to AT&T Consumer Services Group both for internal corporate purposes and for resale to other customers. AT&T Consumer Services Group will procure all of its covered telecommunications needs during the 3-year term of the agreement from AT&T Business Services Group, and pricing will be based on costs, but will be no less favorable than provided by AT&T Business Services Group to other similarly situated customers.

     - Intercarrier Compensation Agreement. This agreement will specify the terms under which AT&T Business Services Group and AT&T Consumer Services Group will charge each other for:

        -- the origination and termination of interexchange traffic; and

        -- the exchange of local traffic between each other's local customers.

In addition, there will be a number of other agreements governing the provision of other services between AT&T Business Services Group and AT&T Consumer Services Group.

     FINANCING ARRANGEMENTS

     Loans between groups will be made at interest rates and on other terms and conditions designed to be substantially equivalent to the interest rates and other terms and conditions that the borrowing group would be able to obtain from third parties, including the public markets, as a non-affiliate of AT&T without the benefit of any guaranty by AT&T or any member of any AT&T group. This policy contemplates that these loans will be made on the basis set forth above, regardless of the interest rates and other terms and conditions on which AT&T or members of any AT&T group may have acquired the funds. If, however, a group incurs any fees or charges in order to keep available funds for use by another group, those fees or charges will be allocated to the borrowing group.

     We may borrow funds and provide the proceeds to AT&T Business Services Group, AT&T Consumer Services Group and AT&T Broadband Group on the terms and conditions described above and subject to market availability. We may also cause these groups to loan funds to AT&T.

     In the case of AT&T Broadband Group, the financial statements included elsewhere in this document reflect a cost of borrowing slightly in excess of the cost historically achieved at the consolidated AT&T level. In the case of each of AT&T Consumer Services Group and AT&T Business Services Group, the financial statements included elsewhere in this document make no distinction between the inter-group rate and the cost at which consolidated AT&T was historically able to raise funds in the external market. In both of these cases, AT&T believes that the inter-group

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rate is a reasonable estimate of the rate of borrowing in the external market.
However, in the future, although AT&T Consumer Services Group is expected to be part of the same legal entity as AT&T Business Services Group, AT&T Consumer Services Group may be charged interest at a rate higher or lower than that of AT&T Business Services Group. The actual rates of interest charged or paid by any of the groups in the future is uncertain and will depend on a variety of factors including the credit profile of the group and market conditions. As a result, future interest rates charged or paid by any of the groups may materially exceed those reflected in the financial statements included elsewhere in this document.

     ACCOUNTING MATTERS

     Following issuance of any shares of AT&T Broadband Group tracking stock and/or AT&T Consumer Services Group tracking stock, AT&T will prepare financial statements in accordance with generally accepted accounting principles, consistently applied, for AT&T Broadband Group and/or AT&T Consumer Services Group, as applicable, as well as full consolidated financial statements of AT&T. The financial statements and information for each of the groups principally will reflect the financial position, results of operations and cash flows of the businesses included in those groups, respectively. Notwithstanding any allocation of assets or liabilities for dividend purposes or the purpose of preparing group financial statements, holders of AT&T common stock and holders of AT&T tracking stocks will continue to be subject to risks associated with an investment in a single corporation and all of AT&T's businesses, assets and liabilities.

     TAX SHARING AGREEMENT

     Prior to issuance of any shares of AT&T Broadband Group or AT&T Consumer Services Group tracking stock, AT&T Consumer Services Group, AT&T Business Services Group and AT&T Broadband Group will enter into a tax sharing agreement that will provide for tax sharing payments between these three groups based on the taxes or tax benefits of a hypothetical affiliated group consisting of these three groups. Each of these three groups shall generally be responsible for the taxes attributable to its lines of business and entities comprising its group as of such date.

     This hypothetical group will not include Liberty Media Group or AT&T Wireless Group. A separate tax sharing agreement exists between AT&T and Liberty Media Group under which tax sharing payments are made between AT&T and Liberty Media Group to the extent that the taxes of the actual affiliated group of which AT&T is the common parent are increased or decreased as a result of the inclusion of Liberty Media Group in that affiliated group. In addition, a separate tax sharing agreement exists between AT&T and AT&T Wireless Group that provides for tax sharing payments between AT&T and AT&T Wireless Group based on the taxes or tax benefits of a hypothetical affiliated group consisting of AT&T and AT&T Wireless Group with respect to taxable periods ending after the issuance of the shares of AT&T Wireless Group tracking stock. This hypothetical group does not include Liberty Media Group.

     Under the tax sharing agreement between AT&T Consumer Services Group, AT&T Business Services Group and AT&T Broadband Group, the consolidated tax liability before credits of the hypothetical group will be allocated to each group and based on each group's contribution to consolidated taxable income of the hypothetical group. This allocation will take into account losses, deductions and other tax attributes, such as capital losses or charitable deductions, that are utilized by the hypothetical group even if these attributes could not be utilized on a stand-alone basis. Tax sharing payments in respect of the consolidated tax liability of the hypothetical group, after allocation of consolidated tax credits, will be made between AT&T Consumer Services Group, AT&T Business Services Group and AT&T Broadband Group consistent with the allocations under the tax sharing agreement. In addition, under the tax sharing agreement, each tracking stock group will be responsible for all tax items (and benefits from all tax benefits) resulting from the attribution of assets or interests to such group, or transfer to a legal entity that is a member of such group of assets, as well as any tax items and benefits resulting from the distribution of the stock of any company the

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assets of which are tracked by such group's tracking stock. Tax items or tax benefits arising from or related to assets or interests that are not tracked by either AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock will be for the account of AT&T Business Services Group.

     The tax sharing payments under the tax sharing agreement assume that the members of AT&T Broadband Group, AT&T Consumer Services Group, and AT&T Business Services Group are members of the same affiliated, consolidated, combined or unitary group for the relevant U.S. federal, state, local or foreign income tax purposes with respect to taxable periods ending after the issuance of the shares of AT&T Consumer Services Group tracking stock and AT&T Broadband Group tracking stock. It is possible, however, that the Internal Revenue Service may assert that AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock is not stock of AT&T, in which case each of the groups may not be members of the same U.S. federal income tax affiliated group filing consolidated returns. AT&T believes that it is unlikely that the Internal Revenue Service would prevail on that view, but no assurance can be given in that regard. Each group will be responsible under the tax sharing agreement for any corporate-level taxes resulting from the treatment of its tracking stock as not stock of AT&T, and any corporate-level taxes on the actual or deemed disposition of assets caused by the issuance of its tracking stock.

     Non-income tax liabilities will generally be allocated based on line of business as of the Issue Date. As between AT&T Consumer Services Group and AT&T Business Services Group, if the tax liability is associated with a particular line of business, but the portion of the tax liability associated with the line of business is not readily determinable, then the tax liability will be shared between the businesses based on an allocation formula.

     With respect to taxes resulting from audit adjustments other than those relating to characterization of tracking stock as not stock of AT&T or relating to the spin-off of AT&T Communications Services, Inc., tax liabilities will generally be allocated among the three groups based on line of business. If the liability is not directly attributable to a line of business or entity of a single group and the AT&T Business Services Group financials reflect a reserve for such liability, then AT&T Business Services Group will bear 100% of such liability.

     AT&T Broadband Group, AT&T Business Services Group and AT&T Consumer Services Group may each carry back a loss, credit or other tax attribute from a post-spin-off period to a pre-spin-off period to the extent permitted by applicable law.

EFFECTS OF THE PROPOSED SPIN-OFF OF AT&T COMMUNICATIONS SERVICES, INC. ON AT&T BROADBAND GROUP

     Under the terms of the Broadband Group tracking stock amendment, if the businesses, assets and liabilities of AT&T are substantially equivalent to the business, assets and liabilities of AT&T Broadband Group, our board of directors may redeem all outstanding shares of AT&T Broadband Group tracking stock for shares of AT&T common stock as described under "The Broadband Charter Amendment Proposal -- Terms of the Broadband Group Tracking Stock Amendment -- Redemption." Following the spin-off of AT&T Communications Services, Inc., we expect that AT&T then will consist of AT&T Broadband Group. For this reason, following the spin-off, we expect to redeem all outstanding shares of AT&T Broadband Group tracking stock for shares of AT&T common stock as permitted by the terms of the Broadband Group tracking stock amendment. See "The Broadband Charter Amendment Proposal -- Terms of the Broadband Group Tracking Stock Amendment -- Redemption."

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EFFECT OF THE PROPOSED SPIN-OFF OF AT&T COMMUNICATIONS SERVICES, INC. ON AT&T
CONSUMER SERVICES GROUP

     AT&T Consumer Services Group will be part of the larger AT&T Communications Services, Inc., which will consist of AT&T Business Services Group and AT&T Consumer Services Group. See "Description of AT&T Communications Services, Inc." Consequently, if we complete the spin-off of AT&T Communications Services, Inc., all of the assets and liabilities of AT&T Consumer Services Group are expected to be spun-off as well and be part of the new entity. We intend that, in connection with the spin-off, all of the outstanding shares of AT&T Consumer Services tracking stock will be redeemed for shares of the new Consumer Services Group tracking stock, as permitted by the terms of the Consumer Services Group tracking stock amendment. The new Consumer Services Group tracking stock would be intended to continue to reflect the financial performance and economic value of the business, assets and liabilities of AT&T Consumer Services Group and have terms substantially similar to AT&T Consumer Services Group tracking stock, but would be stock of the newly spun-off AT&T Communications Services, Inc., as opposed to AT&T. See "The Consumer Services Charter Amendment Proposal -- Terms of the Consumer Services Group Tracking Stock Amendment -- Redemption."

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                          THE INCENTIVE PLAN PROPOSALS

GENERAL

     We currently issue stock-based awards to our employees and non-employee directors under the AT&T 1997 Long Term Incentive Program, or 1997 incentive plan. AT&T's shareholders approved this plan in 1997 and approved amendments to
the plan in 1999 and 2000. As of           , this plan authorized a total of
approximately           million shares of AT&T common stock and
million shares of AT&T Wireless Group tracking stock for stock-based awards consisting of:

     - stock options, including incentive stock options, or ISOs, under the Code,

     - SARs in tandem with stock options or free-standing,

     - restricted stock,

     - performance shares and performance units conditioned upon meeting performance criteria, and

     - other awards of stock or awards valued, in whole or in part, by reference to, or otherwise based on, stock or other property of AT&T, or other stock unit awards.

     In connection with any award or any deferred award, payments also may be made representing dividends or their equivalent.

     In anticipation of the issuance of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock, our board of directors will approve the adoption of the AT&T Broadband Group 2001 Long Term Incentive Program, or Broadband incentive plan, and the AT&T Consumer Services Group 2001 Long Term Incentive Program, or Consumer Services incentive plan, or together, 2001 incentive plans, subject to the approval of shareholders of AT&T. The 2001 incentive plans will be substantially similar to the 1997 incentive plan, except that instead of providing for awards based on AT&T common stock and AT&T Wireless Group tracking stock, the Broadband incentive plan provides for awards based on AT&T Broadband Group tracking stock and the Consumer Services incentive plan provides for awards based on AT&T Consumer Services Group tracking stock.

     Approval of each of the 2001 incentive plans requires a majority of the votes cast by all outstanding shares of AT&T common stock, Liberty Media Group tracking stock and AT&T Wireless Group tracking stocks to vote in its favor. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE 2001 INCENTIVE PLANS. Any shares not voted, whether by abstention, broker non-vote or otherwise, will have no affect on the approval of the incentive plan proposals.

     Our board of directors will not implement the 2001 incentive plans unless our shareholders approve the corresponding charter amendment proposal.

     The 1997 incentive plan, and a number of additional compensation plans, under which stock-based awards with respect to AT&T common stock are outstanding, are administered by the Compensation and Employee Benefits Committee of our board of directors, subject to delegations by the Compensation and Employee Benefits Committee to AT&T's Chairman and Chief Executive Officer, committees comprised of other AT&T senior officers or other compensation committees that may be designated in the additional plans. If approved, the 2001 incentive plans are expected to be administered in the same manner.

DESCRIPTION OF 2001 INCENTIVE PLANS

     ADMINISTRATION AND ELIGIBILITY

     Each of the 2001 incentive plans will be administered by a committee, each of the members of which is a "non-employee director" as defined in the Securities Exchange Act of 1934, as amended, and an "outside director" as defined in the Code. Under each of the 2001 incentive plans, the committee has the authority to select employees to whom awards are granted, to determine the types of awards and the number of shares covered, and to set the terms, conditions, and provisions of these

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awards and to cancel or suspend awards. In each case, the committee is authorized to interpret the incentive plan and to establish, amend, and rescind any rules and regulations relating to the incentive plan, to determine the terms and provisions of any agreements entered into under the incentive plan, and to make all other determinations which may be necessary or advisable for the administration of the plan. Prospectively, all employees and directors of AT&T and its subsidiaries and other affiliates are eligible to be participants in the 2001 incentive plans, except employees of Liberty Media Group.

     SHARES SUBJECT TO PLANS

     Subject to adjustment as described below, the following shares will be available for awards granted under the 2001 incentive plans during their terms:

     - Under the Broadband incentive plan,        million shares of AT&T
       Broadband Group tracking stock; and

     - Under the Consumer Services incentive plan,        million shares of AT&T
       Consumer Services Group tracking stock.

     If another company is acquired by AT&T, or combines with AT&T, any shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock issued or reserved for issuance as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the applicable plan and would not be subtracted from the shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock available for grant under the applicable incentive plan. If any shares subject to any award under either of the 2001 incentive plans are forfeited, or such award is settled for cash, or expires, or is otherwise terminated without issuance of shares, the shares subject to such award will again be available for grant under that incentive plan. The number of shares available for awards under each of the 2001 incentive plans will also increase by the number of shares AT&T withholds or tenders in connection with the payment of the exercise price of an option or other award under that incentive plan or the satisfaction of tax withholding obligations. The shares of stock deliverable under the 2001 incentive plans may consist in whole or in part of authorized and unissued shares, treasury shares, or shares purchased in the open market, or otherwise.

     STOCK OPTIONS

     The price per share of stock purchasable under any stock option will be determined by a committee, but will not be less than 100% of the fair market value of the stock on the date of the grant of such option. The term of each option will be fixed by the committee. Options will be exercisable at such time or times as determined by the committee, but no stock option will be exercisable after the expiration of ten years from the date the option is granted.

     STOCK APPRECIATION RIGHTS

     An SAR may be granted free-standing or in tandem with new options or after the grant of a related option that is not an ISO. Upon exercise of an SAR, the holder of that SAR is entitled to receive the excess of the fair market value of the shares for which the right is exercised, calculated as of the exercise date or, if the committee shall so determine in the case of any SAR, not related to an ISO, as of any time during a specified period before the exercise date, over the grant price of the SAR. The grant price, which will not be less than the fair market value of the shares on the date of grant, and other terms of the SAR will be determined by the committee. Payment by AT&T upon exercise of an SAR will be in cash, stock, other property or any combination, as the committee determines. Unless otherwise determined by the committee, any related option will no longer be exercisable to the extent the SAR has been exercised and the exercise of an option will cancel the related SAR to the extent of the exercise.

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     RESTRICTED STOCK

     Restricted stock may not be disposed of by the recipient until certain restrictions established by the committee lapse. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law. The participant will have, with respect to restricted stock, all of the rights of a shareholder of AT&T, including the right to vote the shares, and the right to receive any cash dividends, unless the committee determines otherwise. Upon termination of employment during the restriction period, all restricted stock shall be forfeited, subject to such exceptions, if any, as are authorized by the committee.

     PERFORMANCE AWARDS

     From time to time, the committee may select a period during which performance criteria determined by the committee are measured for the purpose of determining the extent to which a performance award has been earned. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to cash or property other than stock. Performance awards may be paid in cash, stock, other property, or a combination thereof. Recipients of performance awards are not required to provide consideration other than the rendering of service or the payment of any minimum amount required by law.

     OTHER STOCK UNIT AWARDS

     The committee is authorized to grant other stock unit awards to participants, either alone or in addition to other awards granted under the plan. Other stock unit awards may be paid in tracking stock, cash, or any other form of property as the committee determines.

     NONASSIGNABILITY OF AWARDS

     Unless the committee determines otherwise at the time of an award, no award granted under the 2001 incentive plans may be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary after death, or by the laws of descent and distribution. Each award will be exercisable, during the participant's lifetime, only by the participant, or, if permissible under applicable law, by the participant's guardian or legal representative.

     DEFERRALS OF AWARDS

     The committee may permit participants to defer the distribution of all or part of the specified stock, cash or other consideration in accordance with the terms and conditions as the committee shall establish.

     ADJUSTMENTS

     In the event of any change affecting the shares of tracking stock subject to either of the 2001 incentive plans by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination, or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the committee will substitute or adjust the aggregate number or class of shares that may be distributed under the applicable incentive plan (including the substitution of similar options to purchase shares of, or other awards denominated in shares of, another company) and substitute or adjust the number, class, and option price or other price of shares subject to the outstanding awards granted under the applicable incentive plan as the committee deems to be appropriate to maintain the purpose of the original grant.

     The committee will be authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting AT&T or AT&T's financial statements or changes in applicable laws, regulations or accounting principles. The committee may correct any defect, supply any omission or reconcile any inconsistency

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in the 2001 incentive plans or any award in the manner and to the extent it shall deem desirable to carry the incentive plan into effect.

     AMENDMENT AND TERMINATION

     Our board of directors may assume responsibilities otherwise assigned to the committee under the 2001 incentive plans and may amend, alter, or discontinue the 2001 incentive plans or any portion thereof at any time, provided that no such action will impair the rights of a participant without the participant's consent and provided that no incentive plan amendment will be made without shareholder approval either to increase the number of shares available under the 2001 incentive plans or if such approval is necessary to qualify for or to comply with any tax or regulatory requirement. The committee may amend the terms of any award granted under the 2001 incentive plans, prospectively or retroactively, but no amendment may impair the rights of any participant without his or her consent or amend the terms of any option to reduce the option price.

     TERM

     No awards will be granted under the 2001 incentive plans after , 2011.

     PLAN BENEFITS

     Because the 2001 incentive plans are discretionary and based on AT&T's financial performance, it is not possible to determine or to estimate the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2001 incentive plans.

     SECTION 162(m) OF THE INTERNAL REVENUE CODE PERFORMANCE-BASED COMPENSATION

     If the committee determines at the time restricted stock, a performance award, or other stock unit award is granted under either of the 2001 incentive plans to a participant who is, or is likely to be, as of the end of the tax year in which AT&T would claim a tax deduction in connection with such award, a "covered employee" under Section 162(m) of the Code, then the committee may provide as to such award that the lapsing of restrictions thereon and the distribution of cash, shares, or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the committee, which will be based on the achievement of specified levels of one or any combination of the following: net cash provided by operating activities, earnings per share from continuing operations, operating income, revenues, cash flow, return on investment, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return, or cost control of AT&T or the affiliate or division of AT&T for or within which the participant is primarily employed. Performance goals also may be based on achievement of specified levels of AT&T performance, or performance of the applicable affiliate or division of AT&T, including of AT&T Broadband Group or of AT&T Consumer Services Group, under one or more of the measures described above relative to the performance of other corporations.

     The 2001 incentive plans provide that, subject to any adjustments described above, no participant may be granted options and/or SARs in any
     -calendar-year period with respect to more than        million shares of
AT&T Broadband Group tracking stock and more than        million shares of AT&T
Consumer Services Group tracking stock, respectively, and that the maximum dollar value payable with respect to other performance units or other stock unit awards that are valued with reference to property other than shares of AT&T Broadband Group tracking stock or AT&T Consumer Services Group tracking stock, respectively, and granted to any participant in any one calendar year is
       .

     CHANGE OF CONTROL

     Each of the 2001 incentive plans will contain provisions requiring or permitting the vesting of awards or the acceleration of options and similar adjustments in the event of a change of control.

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     TAX ASPECTS OF THE PLANS

     We believe that under present law, the following are the federal tax consequences generally arising with respect to awards granted under the 2001 incentive plans. The grant of an option or SAR will create no tax consequences for an employee or AT&T. The employee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and AT&T will receive no deduction when an ISO is exercised. Upon exercising an SAR or an option other than an ISO, the employee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; AT&T will be entitled to a deduction for the same amount. The treatment to an employee of a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and if such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequence to AT&T in connection with a disposition of shares acquired under an option, except that AT&T may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     With respect to other awards granted under the 2001 incentive plans that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; AT&T will generally be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; AT&T will generally be entitled to a deduction for the same amount.

BOARD ADJUSTMENT TO OUTSTANDING STOCK-BASED AWARDS

     On the date of the contemplated spin-off of AT&T Communications Services Inc., existing stock-based awards outstanding under the 1997 incentive plan, the 2001 incentive plans and the additional compensation plans would be adjusted in accordance with the provisions of the plans in a manner intended to preserve the intrinsic value of the original awards immediately before and after the contemplated split-off. The adjustments would be effected by means of one or more of (1) an adjustment to the exercise price or the number of shares, or both, of stock-based awards related to any class of security, (2) the grant of additional or replacement awards of a different class or classes of securities, or (3) other appropriate adjustments including cash payments.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS HAS APPROVED THE INCENTIVE PLAN PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE INCENTIVE PLAN PROPOSALS.

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                             THE SPIN-OFF PROPOSAL

GENERAL

     As part of AT&T's restructuring plan, within about a year after we issue AT&T Broadband Group tracking stock, we plan to spin off AT&T Communications Services, Inc., which will consist of both AT&T Business Services Group and AT&T Consumer Services Group, but will not include any retained portion of the value of AT&T Wireless Group, AT&T Broadband Group or AT&T Consumer Services Group (except its expected $3 billion in value of shares of AT&T Wireless Services, Inc.). Following the spin-off, AT&T will change its name to "AT&T Broadband Corp." and AT&T Communications Services, Inc. will change its name to "AT&T Corp." Approval of the spin-off proposal will also constitute approval of the proposed name changes.

     We expect that the spin-off will be accomplished through the following steps, any or all of which may be effected simultaneously:

     - Transfer all of the assets and liabilities of AT&T Consumer Services Group and AT&T Business Services Group to AT&T Communications Services, Inc., to the extent such assets and liabilities are not already held by AT&T Communications Services, Inc.

     - Distribute on a pro rata basis to holders of AT&T common stock as a dividend shares of AT&T Communications Services, Inc. common stock.

     - Mandatorily redeem, in accordance with the terms of our charter, all issued and outstanding shares of AT&T Consumer Services Group tracking stock for shares of the new Consumer Services Group tracking stock of AT&T Communications Services, Inc. The new Consumer Services Group tracking stock will continue to be intended to reflect the financial performance and economic value of AT&T Consumer Services Group, but will be capital stock of AT&T Communications Services, Inc., not of AT&T.

     After the mandatory redemption is completed, holders of AT&T Consumer Services Group tracking stock that do not hold shares of AT&T common stock no longer will be shareholders of AT&T.

     The specific terms and conditions of the spin-off of AT&T Communications Services, Inc. are expected to be governed by the separation and distribution agreement to be entered into among AT&T and AT&T Communications Services, Inc. The material expected terms of the separation and distribution agreement are summarized below.

     In addition, we expect that AT&T and AT&T Communications Services, Inc. will enter into a number of other agreements in connection with the spin-off. We expect these agreements to include:

     - brand license agreement, including brand assignment,

     - network services agreements,

     - employee benefits agreement,

     - intellectual property agreement, including intellectual property assignment, and

     - interim and other services agreements.

     The material expected terms of these agreements are described below. However, other than possible assignments concerning AT&T's brands or other intellectual property, we do not expect that any of these agreements will be entered into until immediately before the spin-off, and each of AT&T and AT&T Communications Services, Inc. reserves the right to materially change the terms of these agreements.

SEPARATION AND DISTRIBUTION AGREEMENT

     The separation and distribution agreement will set forth the agreements among AT&T and AT&T Communications Services, Inc. with respect to the principal corporate transactions required to

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effect the spin-off, and a number of other agreements governing the relationship between AT&T and AT&T Communications Services, Inc. following the spin-off. We expect to execute the separation and distribution agreement and to finalize the transfers called for under a related asset transfer agreement immediately before the spin-off. We only expect to enter into the separation and distribution agreement, and to complete the spin-off, if our board of directors determines that it is in AT&T's best interests to do so, considering all factors at the time, and if specified conditions are met. These conditions include, among others, receipt of a favorable ruling on the spin-off from the Internal Revenue Service, receipt of shareholder approval, license transfer and other material consents necessary for asset transfers.

     While we currently intend to complete the spin-off, our board of directors may decide not to proceed with the spin-off due to future financial conditions, superior alternatives or the occurrence of other factors that make it inadvisable to proceed with the spin-off, even if the specified conditions are met. Additionally, other events or circumstances, including litigation, could occur and could affect the timing or terms of the spin-off and/or our ability or plans to complete it. As a result, the spin-off may not occur, and, if it does occur, it may not occur on the terms or in the manner described, or in the time frame contemplated.

     THE SEPARATION

     We will agree pursuant to the separation and distribution agreement to transfer, or to cause our subsidiaries to transfer, to AT&T Communications Services, Inc.:

     - all assets allocated to AT&T Consumer Services Group or AT&T Business Services Group by our charter that are not then held by AT&T Communications Services, Inc.;

     - all assets reflected in the most recent balance sheets of each of AT&T Consumer Services Group and AT&T Business Services Group that are not then held by AT&T Communications Services, Inc.;

     - specified contracts that relate to AT&T Consumer Services Group or the AT&T Business Services Group; and

     - any other assets of AT&T that are not part of Liberty Media Group, AT&T Wireless Group or AT&T Broadband Group.

     AT&T Communications Services, Inc. also will agree to assume or fulfill:

     - all liabilities allocated to AT&T Consumer Services Group or AT&T Business Services Group by our charter to which AT&T Communications Services, Inc. or its subsidiaries are not then subject;

     - all liabilities reflected in the most recent balance sheet of each of AT&T Consumer Services Group and AT&T Business Services Group to which AT&T Communications Services, Inc. is not then subject;

     - all liabilities of AT&T not allocated to Liberty Media Group, AT&T Wireless Group or AT&T Broadband Group;

     - specified liabilities resulting from the spin-off; and

     - other specified liabilities.

     AT&T Broadband Corp. will also be assigned certain specified contingent liabilities.

     Generally, neither AT&T nor AT&T Communications Services, Inc. will make any representation or warranty as to:

     - the assets, businesses or liabilities transferred or assumed;

     - any consents or approvals required in connection with that transfer or assumption;

     - the value or freedom from any lien or other security interest of any of the assets; and

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     - the absence of any defenses or freedom from counterclaims relating to any claim of any person, or as to the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset transferred.

     In addition, all assets are being transferred on an "as is, where is" basis, and AT&T Communications Services, Inc. will agree to bear the economic and legal risks that the conveyance is insufficient to vest good and marketable title, free and clear of any lien or other security interest.

     AT&T and AT&T Communications Services, Inc. generally also will agree to terminate all agreements, understandings and arrangements among AT&T and AT&T Communications Services, Inc. with specified exceptions, other than the separation and distribution agreement and the other intercompany agreements entered into by the groups in contemplation of the establishment of the tracking stock arrangements or subsequent separation.

     THE EXCHANGE AND THE DISTRIBUTION

     Following completion of the transactions described under "-- The Separation," AT&T Communications Services, Inc. will deliver to an exchange agent a stock certificate representing the shares of the new Consumer Services Group tracking stock that will be delivered in exchange for shares of AT&T Consumer Services Group tracking stock. See "The Consumer Services Charter Amendment Proposal -- Terms of the Consumer Services Group Tracking Stock Amendment -- Redemption." AT&T would then deliver to the exchange agent a stock certificate representing the shares of AT&T Communications Services, Inc. common stock to be distributed pro rata to holders of AT&T common stock.

     AT&T and AT&T Communications Services, Inc. will issue no fractional shares in either the exchange or the distribution, and, instead, will issue cash to holders of AT&T common stock and AT&T Consumer Services Group tracking stock in lieu of those fractional shares.

     RELEASES AND INDEMNIFICATION

     The separation and distribution agreement generally will provide for a full and complete release and discharge, as of the date of the completion of the mandatory exchange, of all liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the date of the completion of the mandatory exchange between or among AT&T and its affiliates, on the one hand, and AT&T Communications Services, Inc. and its affiliates, on the other hand, including any contractual agreements or arrangements existing or alleged to exist between or among them on or before that date, other than the separation and distribution agreement and the other intercompany agreements entered into by the groups in contemplation of the establishment of the tracking stock arrangements or subsequent separation.

     AT&T Communications Services, Inc. will agree to indemnify, defend and hold harmless AT&T and its affiliates, and each of their directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

     - the failure of AT&T Communications Services, Inc. or its affiliates, or any other persons, to pay, perform or otherwise promptly discharge any of the liabilities of AT&T Communications Services, Inc.;

     - any liabilities of AT&T Communications Services, Inc.;

     - any breach by AT&T Communications Services, Inc. or its affiliates of the separation and distribution agreement or any of the other agreements entered into in connection with the separation and distribution agreement; and

     - specified disclosure liabilities.

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     AT&T will agree to indemnify, defend and hold harmless AT&T Communications
Services, Inc. and its affiliates, and each of their directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

     - the failure of AT&T or its affiliates or any other person to pay, perform or otherwise promptly discharge any liabilities of AT&T, other than liabilities of AT&T Communications Services, Inc.;

     - any liabilities of AT&T, other than liabilities of AT&T Communications Services, Inc.;

     - any breach by AT&T or its affiliates of the separation and distribution agreement or any of the other agreements entered into in connection with the separation and distribution agreement; and

     - specified disclosure liabilities.

     The separation and distribution agreement also specifies procedures for claims for indemnification made under the provisions described above.

     TERMINATION

     The separation and distribution agreement will provide that it may be terminated at any time before the completion of the distribution by AT&T in its sole discretion. If AT&T terminates the separation and distribution agreement, neither party will have any liability or further obligation to any other party.

     AMENDMENTS AND WAIVERS

     The separation and distribution agreement will provide that no provisions of it or any related agreement will be deemed waived, amended, supplemented or modified by any party unless the waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom that waiver, amendment, supplement or modification is sought to be enforced.

BRAND LICENSE AGREEMENT

     AT&T and AT&T Communications Services, Inc. expect to enter into a brand license agreement, including brand assignment, unless the assignment of AT&T's brands is effected prior to the spin-off. At or before the spin-off, all rights, title and interest in all of AT&T's brands (including all trademarks, service marks, trade names, trade dress, etc.), the registrations and applications therefor throughout the world, and the goodwill they symbolize, together with all associated license agreements (including the brand license agreements with AT&T Broadband Group and AT&T Consumer Services Group), will be transferred to AT&T Communications Services, Inc. or a company to be held by AT&T Communications Services, Inc. In addition, all agreements with third parties that grant to AT&T licenses to use any other brands will, as permitted by those agreements, be transferred to AT&T Communications Services, Inc.

NETWORK SERVICE AGREEMENTS

     AT&T and AT&T Communications Services, Inc. expect to enter into network services agreements substantially similar to those described under "Relationship among AT&T Groups -- Relationships with AT&T -- Commercial Transactions between Groups."

EMPLOYEE BENEFITS AGREEMENT

     AT&T and AT&T Communications Services, Inc. expect to enter into an employee benefits agreement which will cover a wide range of compensation and benefit issues. In general, AT&T Communications Services, Inc. will be responsible for all obligations and liabilities relating to employees and former employees of AT&T Communications Services, Inc. and their dependents and beneficiaries after the spin-off date, and AT&T will be responsible for the obligations and liabilities before the spin-off date. We refer to individuals who were employees of AT&T or its affiliates and are transferred to AT&T Communications Services, Inc. or its affiliates as transferred individuals.

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     AT&T Communications Services, Inc.'s plans will fully recognize and fully credit transferred individuals with their full service with AT&T or its affiliates. Transferred individuals' account balances under AT&T defined contribution plans will vest on the spin-off date and they will be allowed to make a one-time election to transfer their accounts to the AT&T Communications Services, Inc. 401(k) Plan. Each transferred individual will vest in his accrued benefit under the AT&T pension plans on the spin-off date. Transferred individuals will also be entitled to a distribution of their accounts under the AT&T Employee Stock Ownership Plan.

INTELLECTUAL PROPERTY AGREEMENTS

     AT&T and AT&T Communications Services, Inc. expect to enter into an intellectual property agreement, including intellectual property assignment, unless the assignment of AT&T's intellectual property is effected prior to the spin-off. At or before the spin-off, all rights, title and interest in AT&T's patents, patent applications, copyrights, trade secrets and other intellectual property rights, together with all associated license agreements (including the intellectual property agreements with AT&T Broadband Group and AT&T Consumer Services Group), will be transferred to AT&T Communications Services, Inc. or a company to be held by AT&T Communications Services, Inc. In addition, all agreements with third parties that grant intellectual property rights to AT&T will, as permitted by those agreements, be transferred to AT&T Communications Services, Inc.

SERVICES AGREEMENT

     AT&T and AT&T Communications Services, Inc. expect to enter into a services agreement providing for various transitional and similar services on specified terms.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS HAS APPROVED THE SPIN-OFF PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE SPIN-OFF PROPOSAL.

EFFECT OF THE SPIN-OFF ON AT&T CONSUMER SERVICES GROUP AND ON AT&T CONSUMER SERVICES GROUP TRACKING STOCK

     AT&T Consumer Services Group is part of the larger AT&T Communications Services, Inc., which also includes AT&T Business Services Group. Consequently, if we complete the spin-off of AT&T Communications Services, Inc., all of the assets and liabilities of AT&T Consumer Services Group will be spun off as well and be part of the new entity. As mentioned above, we intend that, in connection with the spin-off, all of the outstanding shares of AT&T Consumer Services tracking stock will be redeemed for shares of the new Consumer Services Group tracking stock of AT&T Communications Services, Inc. The new Consumer Services Group tracking stock will generally have terms substantially similar to AT&T Consumer Services Group tracking stock, but will be stock of AT&T Communications Services, Inc. as opposed to AT&T, and the per share voting rights of the new Consumer Services Group tracking stock will be based on the ratio, over a fixed measurement period, of the initial trading prices of the new Consumer Services Group tracking stock to the trading prices of AT&T Communications Services, Inc. common stock. See "The Consumer Services Charter Amendment Proposal -- Terms of the Consumer Services Group Tracking Stock Amendment -- Redemption."

EFFECT OF THE SPIN-OFF ON AT&T BROADBAND GROUP AND ON AT&T BROADBAND GROUP TRACKING STOCK

     Following the spin-off of AT&T Communications Services, Inc., we expect that AT&T will consist only of AT&T Broadband Group. For this reason, following the spin-off, we expect to redeem all outstanding shares of AT&T Broadband Group tracking stock for shares of AT&T common stock as permitted by the terms of the Broadband Group tracking stock amendment. See "The Broadband Charter Amendment Proposal -- Terms of the Broadband Group Tracking Stock Amendment -- Redemption."

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     GENERAL

     We summarize below the material U.S. federal income tax consequences relating to the spin-off. The summary is based on the Code, the Treasury regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities, all of which are subject to change (possibly with retroactive effect). Any such change could alter the tax consequences to us and the holders of AT&T Consumer Services Group tracking stock or AT&T common stock.

     This summary does not discuss all tax considerations that may be relevant to stockholders in light of their particular circumstances, nor does it address the consequences to stockholders subject to special treatment under the U.S. federal income tax laws (such as tax-exempt entities, non-resident alien individuals, foreign entities, foreign trusts and estates and beneficiaries thereof, persons who acquire our common stock pursuant to the exercise of employee stock options or otherwise as compensation, insurance companies, and dealers in securities.) In addition, this summary does not address the U.S. federal income tax consequences to stockholders who do not hold their AT&T common stock or AT&T Consumer Services Group tracking stock as a capital asset. This summary does not address any state, local or foreign tax consequences.

     WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR CONCERNING THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE SPIN-OFF TO YOU.

     U.S. FEDERAL INCOME TAX CONSEQUENCES

     It is a condition to the spin-off that AT&T has obtained a private letter ruling from the Internal Revenue Service which confirms, among other things, that the spin-off will qualify as tax-free to AT&T and its shareholders under
Section 355 of the Code. To the extent this summary describes the federal income tax consequences of the distribution and the redemption, such consequences are expected to be set forth in the Internal Revenue Service ruling. Although the ruling relating to the qualification of the redemption and distribution as a tax-free transaction is generally binding on the Internal Revenue Service, the continuing validity of the ruling is subject to factual representations and assumptions. We are not aware of any facts or circumstances that would cause such representations and assumptions to be untrue.

     DISTRIBUTION

     Subject to the discussion below relating to the receipt of cash instead of fractional shares, and assuming receipt of the private letter ruling from the Internal Revenue Service, for U.S. federal income tax purposes the tax consequences of the distribution of AT&T Communications Services, Inc. common stock to holders of AT&T common stock are as follows:

     - no gain or loss will be recognized by, and no amount will be included in the income of, AT&T upon the distribution;

     - no gain or loss will be recognized by, and no amount will be included in the income of, stockholders upon their receipt of shares of AT&T Communications Services, Inc. common stock in the distribution;

     - a holder of AT&T common stock will apportion the tax basis for such holder's AT&T common stock on which AT&T Communications Services, Inc. common stock is distributed between AT&T common stock and AT&T Communications Services, Inc. common stock received in the distribution (including any fractional shares of AT&T Communications Services, Inc. common stock deemed received) in proportion to the relative fair market values of such AT&T common stock and AT&T Communications Services, Inc. common stock on the date of the distribution; and

     - the holding period of shares of AT&T Communications Services, Inc. common stock received by a holder of AT&T common stock in the distribution will include the period during which

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       such holder held AT&T common stock on which AT&T Communications Services,
       Inc. common stock is distributed.

     REDEMPTION

     Subject to the discussion below relating to the receipt of cash instead of fractional shares, and assuming receipt of the private letter ruling from the Internal Revenue Service, for U.S. federal income tax purposes the tax consequences of the redemption of AT&T Consumer Services Group tracking stock are as follows:

     - no gain or loss will be recognized by, and no amount will be included in the income of, AT&T upon the redemption of AT&T Consumer Services Group tracking stock for new Consumer Services Group tracking stock;

     - no gain or loss will be recognized by, and no amount will be included in the income of, stockholders upon their receipt of shares of new Consumer Services Group tracking stock in the redemption;

     - the aggregate tax basis of the shares of new Consumer Services Group tracking stock received by stockholders in the redemption will be the same as the aggregate tax basis of the shares of AT&T Consumer Services Group tracking stock exchanged therefor; and

     - the holding period of the shares of new Consumer Services Group tracking stock received by stockholders in the redemption will include the holding period of the shares of AT&T Consumer Services Group tracking stock with respect to which the shares of new Consumer Services Group tracking stock were received.

     RECEIPT OF CASH INSTEAD OF FRACTIONAL SHARES

     No fractional shares of new Consumer Services Group tracking stock or AT&T Communications Services, Inc. common stock will be issued in the distribution or the redemption. All fractional shares resulting from the distribution and the redemption will be aggregated and sold by the exchange agent and the proceeds will be distributed to the owners of such fractional shares.

     A stockholder who receives cash instead of a fractional share interest in the redemption or the distribution will generally recognize gain or loss in an amount equal to the difference between the amount of cash received and the portion of such stockholder's tax basis allocable to such fractional share interest. Such gain or loss will be treated as capital gain or loss. For taxpayers who are individuals, if their fractional share interest has a holding period for U.S. federal income tax purposes of more than one year, any gain will generally be subject to a stated maximum rate of 20%. In general, for purposes of the spin-off, a person's holding period for a fractional share interest will include the period during which such person held AT&T common stock or the period during which such person held AT&T Consumer Services Group tracking stock, as the case may be, with respect to which such fractional share interest was received.

     Under the Code, if you receive cash in lieu of a fractional share interest, you may be subject, under certain circumstances, to backup withholding at a 31% rate with respect to such cash unless you provide proof of an applicable exemption or a correct taxpayer identification number, and otherwise comply with applicable requirements of the backup withholding rules. The letter of transmittal provides instructions on how to provide us with information to prevent backup withholding with respect to cash received in the spin-off in lieu of a fractional share interest. Any amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against your U.S. federal income tax liability, provided you furnish the required information to the Internal Revenue Service.

     Holders who have blocks of AT&T common stock or AT&T Consumer Services Group tracking stock with different per share tax bases are urged to consult their tax advisors regarding the possible tax basis consequences to them of the spin-off.

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     Current Treasury Regulations require each holder who receives new Consumer
Services Group tracking stock or AT&T Communications Services, Inc. common stock pursuant to the spin-off to attach to his or her federal income tax return for the year in which the spin-off occurs, a detailed statement setting forth such data as may be appropriate in order to show the applicability of Section 355 of the Code to the spin-off. AT&T will provide the appropriate information to each stockholder of record.

STOCK EXCHANGE OR QUOTATION SYSTEM LISTING

     Application will be made to have both AT&T Communications Services, Inc. common stock issued in the spin-off and the new Consumer Services Group tracking stock approved for listing on a national securities exchange or quotation system.

ACCOUNTING TREATMENT

     Upon receipt of necessary approvals, AT&T will report AT&T Communications Services, Inc. as Discontinued Operations, in accordance with APB Opinion No. 30 "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" (APB 30). For accounting purposes, the split-off of AT&T Consumer Services Group is considered a non pro rata distribution and is expected to be recorded at fair value resulting in the recognition of a gain on the remaining AT&T entity upon the distribution date. The spin-off of AT&T Business Services Group will be a pro rata distribution and therefore recorded at historical cost.

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               DESCRIPTION OF AT&T COMMUNICATIONS SERVICES, INC.

     The description below of AT&T Communications Services, Inc. reflects our current plans regarding the operation of AT&T Communications Services, Inc. These plans may change from time to time prior to the spin-off.

     AT&T Communications Services, Inc. is intended to consist of AT&T Consumer Services Group and AT&T Business Services Group, but will not include any retained portion of the value of AT&T Wireless Group, AT&T Broadband Group or AT&T Consumer Services Group (except its expected $3 billion in value of shares of AT&T Wireless Services, Inc.). We refer you to "Description of AT&T Consumer Services Group" for more information on AT&T Consumer Services Group and to "-- Description of AT&T Business Services Group" for more information on AT&T Business Services Group. For more information on various agreements that will affect the businesses of AT&T Communications Services, Inc., see "The Spin-off Proposal." For financial information about AT&T Communications Services, Inc., see "Summary -- Selected Historical Financial Data of AT&T Communications Services, Inc." and "AT&T Communications Services, Inc. Management Discussion and Analysis of Financial Condition and Results of Operations." Please also see the combined financial statements of AT&T Communications Services, Inc., which are included in Appendix D to this document.

                  DESCRIPTION OF AT&T BUSINESS SERVICES GROUP

     The description below of AT&T Business Services Group reflects our current plans regarding the operation of AT&T Business Services Group. These plans may change from time to time prior to or after the spin-off.

OVERVIEW

     AT&T Business Services Group is one of the nation's largest business services telecommunications providers, providing a variety of global communications services to large domestic and multinational businesses, small and medium-sized businesses, and government agencies. Business units within this group provide regular and custom voice services (including local, long distance, and international outbound, 800, 877 and 888 and 900 services), data and IP services (including private line, frame relay, ATM services) as well as hosting, outsourcing and other consulting services. AT&T Business Services Group operates one of the largest telecommunications networks in the United States.

AT&T BUSINESS SERVICES GROUP

     Following the issuance of AT&T Broadband Group tracking stock and AT&T Consumer Services Group tracking stock and prior to the spin-off, AT&T common stock will represent AT&T Business Services Group, which is expected to be comprised of (1) all assets and liabilities not attributable to Liberty Media Group, AT&T Wireless Group, AT&T Broadband Group or AT&T Consumer Services Group, and (2) the retained portion of value in AT&T Broadband Group. The primary operating asset of AT&T Business Services Group is the AT&T Business Services business, and except as described elsewhere in this document, we attribute all of AT&T's current Business Services operations to AT&T Business Services Group, including:

     - Business Services business telecommunications customers,

     - the AT&T telecommunications network,

     - Business Services support infrastructure, including ordering, provisioning, billing and care,

     - AT&T Labs,

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     - AT&T brands,

     - AT&T intellectual property,

     - our $3 billion retained interest in AT&T Wireless Services, Inc., and

     - a number of joint ventures and investments, including Concert, AT&T Latin America, AT&T Canada, Alestra and Alascom.

INDUSTRY OVERVIEW

     The communications services industry continues to change, both domestically and internationally, providing significant opportunities and risks to the participants in these markets. Factors that have been driving this change include:

     - technological advances, such as the Internet,

     - rapid development of new services and products,

     - the Telecommunications Act,

     - deregulation of communications services markets in selected countries around the world, and

     - entry of new competitors in existing and emerging markets.

     Each of these factors is impacted by the rapid development of data services. The development of frame relay, ATM and IP networks has dramatically transformed the array and breadth of services offered by telecommunications carriers.

     Use of the Internet, including intranets and extranets, has grown rapidly in recent years. This growth has been driven by a number of factors, including the large and growing installed base of personal computers, improvements in network architectures, increasing numbers of network-enabled applications, emergence of compelling content and commerce-enabling technologies, and easier, faster and cheaper Internet access. Consequently, the Internet has become an important new global communications and commerce medium. The Internet represents an opportunity for enterprises to interact in new and different ways with both existing and prospective customers, employees, suppliers and partners. Enterprises are responding to this opportunity by substantially increasing their investment in Internet connectivity and services to enhance internal productivity as well as market competitiveness.

     The market for data communications and Internet access and related products is characterized by rapidly changing technology, evolving industry standards, emerging competition and frequent new product and service introductions. Developments in technology are further increasing the capacity and lifespan of previously deployed fibers.

     In the United States, the Telecommunications Act has had a significant impact on AT&T Business Services Group's business by establishing a statutory framework for opening the local service markets to competition and by allowing RBOCs to provide in-region long distance services. In addition, prices for long distance minutes and other basic communications services have declined as a result of competitive pressures, introduction of more efficient networks and advanced technologies, product substitution, and deregulation. Competition in these segments is based more on price and less on other differentiating factors that appeal to the larger business market customers, including range of services offered, bundling of products, customer service, and communications quality, reliability and availability.

STRATEGY

     The strategy of AT&T Business Services Group is to use the advantages of its existing customer base, network and technical personnel to continue to be the market leader in evolving

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telecommunications connectivity services for business customers. AT&T Business
Services Group intends to leverage its position as a connectivity leader to become a leader in added value managed telecommunications services as well as telecommunication outsourcing solutions. The following areas are critical to this transformation.

     PROVIDE SEAMLESS SERVICE TO CUSTOMERS

     AT&T Business Services Group believes that a key element to its success in the provision of the services to business customers is to provide a seamless experience for those customers in all stages of service provision. Customers will have one point of contact for their entire AT&T Business Services Group relationship, from contracting to service delivery, whether located domestically or internationally. AT&T Business Services Group believes this will substantially enhance its customers' reliance on its services and improve customer satisfaction, retention levels and migration to new, advanced services.

     END-TO-END CONNECTIVITY

     In connection with providing seamless service to customers, AT&T Business Services Group believes it must provide its customers with end-to-end connectivity in order to ensure the high level of service that AT&T Business Services Group customers expect. AT&T Business Services Group plans to increase the use of its own facilities to complete customer communications on its own network assets. The ability to offer local connectivity is expected to reduce access costs and to provide AT&T Business Services Group with the ability to offer more bundled services and improve customer experience.

     SERVICE TRANSPARENCY

     AT&T Business Services Group network utilizes circuit switched, IP and ATM systems. While AT&T will continue to have both circuit and packet switching and transmission technologies for some time, significant future capital expenditures are not scheduled for circuit switching. As AT&T Business Services Group continues to enhance the capabilities of its network, its goal is to ensure service transparency over any of the systems used in its network.

     TECHNOLOGICAL LEADERSHIP

     AT&T Business Services Group has one of the most advanced networks in the world. In addition, through AT&T Labs, AT&T Business Services Group has demonstrated its ability to develop new applications for business communications customers.

     MANAGED SERVICE OPTIONS

     AT&T Business Services Group intends to decrease its reliance on traditional voice services that are experiencing intense pricing pressures, and primarily focus on high-growth and high-value-added data services. AT&T Business Services Group managed services offerings, including AT&T outsourcing solutions, lead the market in providing businesses with managed solutions to communications needs. AT&T Business Services Group intends to expand its target market for managed services offerings from large multinational corporations to mid-size companies by customizing a number of its offers to satisfy certain targeted markets. In addition, AT&T Business Services Group intends to expand its web hosting and managed data capabilities through platform consolidations and the introduction of a number of new services.

     BUILD NEW APPLICATIONS ON VOICE/IP TRANSPORT PLATFORMS

     AT&T Business Services Group intends to remain at the forefront of IP implementation. IP is a protocol that allows for market driven development and deployment of new services and applications. AT&T Business Services Group expect IP services such as IP Virtual Private Networks to proliferate

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and will use its tradition of pioneering innovative Internet infrastructure services to continuously expand its Internet value-added services.

SERVICES AND PRODUCTS

     VOICE SERVICES

     Long distance voice services. AT&T Business Services Group's voice communication offerings include the traditional "one plus" dialing of domestic and international long distance for customers that select AT&T Business Services Group as their primary long distance carrier.

     AT&T Business Services Group's data services include private line and special access services that use high-capacity digital circuits to carry voice, data and video (or multimedia) transmission from point-to-point in multiple configurations. These services provide high-volume customers with a direct connection to an AT&T Business Services Group switch instead of switched access shared by many users. These services permit customers to create internal computer networks, to access external computer networks and the Internet, as well as to reduce originating access costs.

     AT&T Business Services Group also offers toll-free (800, 888 or 877) inbound service, where the receiving party pays for the call. This is used in a wide variety of applications, many of which generate revenue for the user (such as reservation centers or customer service centers). AT&T Business Services Group offers a variety of features to enhance customers' toll-free service, including call routing by origination point and time-of-day routing.

     AT&T Business Services Group also offers a variety of calling cards that allow the user to place calls from virtually anywhere in the world. Additional features include prepaid phone cards, conference calling, international origination, information service access (such as weather or stock quotes), Speed Dialing and voice messaging.

     Business Local Services. Local carriers provide local exchange, exchange access, toll and resold services; sell, install and maintain customer premises equipment; and provide operator and directory services. The market for local exchange services consists of a number of distinct service components. These service components are defined by specific regulatory tariff classifications including: (1) local network services, which generally include basic dial tone charges and private line services; (2) network access services, which consist of access charges received by LECs from long distance carriers for the local transport and termination portion of long distance telephone calls; (3) long distance network services, which include the variable portion of charges received by LECs for intraLATA long distance calls; and (4) additional value-added services, such as Caller Identification, Call Waiting, Call Forwarding, 3-Way Calling and Voice Mail.

     AT&T Business Local's customers principally are telecommunications-intensive businesses, health care and educational institutions, governmental agencies, long distance carriers and resellers, ISPs, disaster recovery service providers and wireless communications and financial services companies. AT&T Business Local's centrally managed customer care and support operations are designed to facilitate the installation of new services and the processing of orders for changes and upgrades in customer services.

     AT&T Business Local generally offers its services in accordance with applicable tariffs filed with state regulatory agencies (for intrastate services). AT&T Business Local typically offers local service as part of a package of services, which can include any combination of other AT&T Business Services Group offerings. Customers also choose among analog, digital voice-only and ISDN Centrex telephone lines to their desktops. AT&T Business Services Group owns, houses, manages and maintains the switch, while customers retain control over network configurations, allowing customers to add, delete and move lines as needed. For local service, customers are billed a fixed charge plus usage.

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

     DATA AND INTERNET SERVICES

     Enhanced data services. Enhanced data services consist of interexchange data networks utilizing packet switching and transmission technologies and application services, such as Internet access and web site hosting and management, which utilize the frame relay network. Enhanced data services enable customers economically and securely to transmit large volumes of data typically sent in bursts from one site to another. Enhanced data services are utilized for local area network interconnection, remote site, point of sale and branch office communications solutions.

     AT&T Business Internet Services. AT&T Business Services Group provides IP connectivity and IP value-added services, messaging, and electronic commerce services to businesses. AT&T offers Managed Internet Services, which gives customers dedicated, high-speed access to the public Internet for business applications at a variety of speeds and types of access, as well as Business Dial Service, a dial-up version of Internet access designed to meet the needs of small- and medium-sized businesses.

     AT&T Virtual Private Network Service allows businesses to obtain remote access to e-mail, order entry systems, employee directories, human resources and other databases, or to create an intranet and extranets with their clients, suppliers and business partners, and enables customers to tailor their Virtual Private Networks to accommodate specific business applications, performance requirements or the need to integrate with existing data networks.

     AT&T Web Services consist of a family of hosting and transactional services and platforms serving the web needs of thousands of businesses. Offers include AT&T Small Business Hosting Services, an economical way for small businesses to establish a presence on the world wide web. In addition, Dedicated Hosting Offers include Business Ready Dedicated Hosting Services and AT&T Dedicated Hosting (Business-Managed and Hybrid-Managed) Services. AT&T Dedicated Hosting Service provides customizable and pre-packaged web-hosting solutions. These Hosting Offers also include a range of business tools to assist in the ongoing maintenance of web sites and e-commerce stores as well as other managed services such as security, storage, media and professional services.

     TRANSPORT

     AT&T Business Services Group is one of the leaders in providing wholesale networking services to other carriers, providing both network capacity and switched services. AT&T offers a combination of high-volume transmission capacity, conventional dedicated line services and dedicated switched services on a regional and national basis to ISPs and facility-based and switchless resellers.

     Wholesale networking service typically is provided pursuant to long-term service agreements for terms of one year or longer. These service agreements generally provide for payments at fixed rates based on the capacity and length of the circuit used. Customers typically are billed on a monthly basis and also may incur an installation charge or certain ancillary charges for equipment. After the expiration of a service agreement, the service agreement may be renewed or the services may be provided on a month-to-month basis. Switched service agreements generally are offered on a month-to-month basis and the service is billed on a minutes-of-use basis. More recently, AT&T Business Services Group also has sold network capacity through indefeasible rights-of-use agreements under which capacity is furnished for contract terms as long as 25 years.

     MANAGED SERVICES AND OUTSOURCING SOLUTIONS

     AT&T Business Services Group provides clients with a broad array of managed and professional services to satisfy clients' complete networking technology needs. AT&T Business Services Group's professional services range from consulting to outsourcing and management of highly complex global data networks. AT&T Business Services Group designs, engineers and implements seamless solutions for clients that are designed to maximize the competitive advantage of networking-based electronic commerce applications. Working with qualified partners, AT&T Business Services Group also provides a full range of custom, managed e-infrastructure, web hosting and high-availability services.

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

     AT&T Business Services Group's Global Enterprise Management System platform offers global, end-to-end networking management capabilities that extend all the way to the applications domain. It also enables AT&T to consult with clients in setting quality of service expectations and developing customized service level agreements based on performance requirements for individually managed applications, as well as the total networking environment.

     INTERNATIONAL

     AT&T Business Services Group has established a number of international alliances to increase the reach and scope of AT&T Business Services Group's services and network over time and has made strategic investments in order to seek to increase the range of services AT&T Business Services Group offers in those countries. These investments have included Alestra in Mexico and Japan Telecom in Japan. On February 26, 2001, AT&T entered into an agreement to sell its interest in Japan Telecom to Vodafone. This sale was completed in April 2001.

     On January 5, 2000, AT&T and BT created a global venture to serve the communications needs of multinational companies and the international calling needs of businesses around the world. The venture, called Concert and owned equally by AT&T Business Services Group and BT, combined transborder assets and operations of each company, including their existing international networks, their international traffic, their transborder products for business customers -- including an expanding set of Concert services -- and AT&T Business Services Group's and BT's multinational accounts in selected industry sectors. AT&T and BT are discussing ways to improve the performance of the business. These discussions include a variety of strategic alternatives to the Concert joint venture, including an acquisition of, or a business combination of our business services unit, upon its planned separation from the remainder of AT&T, with, BT's business services operations. Such a transaction could include all or a substantial portion of BT's business services operations, including BT Ignite and BT's interest in Concert, in exchange for some mixture of cash, equity and/or other instruments in the combined business. These discussions may or may not lead to any acquisition or other business combination and may or may not lead to any change in the existing alliance arrangements. As possible alternatives to such a transaction, we have also been considering a narrowing of Concert's business scope, as well as its termination as a joint venture. There can be no assurances, however, that an agreement could be reached with BT with regard to either of such alternatives. We cannot tell you whether these discussions will continue, whether any of these transactions, or other transactions, will be completed, or the timing or terms of any possible transaction.

     On June 1, 1999, AT&T Canada Corp. merged with MetroNet Communications Corp., Canada's largest competitive LEC. Under the terms of the merger agreement, AT&T Business Services Group received 31% of the equity interest and 23% of the voting interest in AT&T Canada, Inc., or AT&T Canada, in exchange for AT&T Canada Corp. and ACC TelEnterprises Ltd. In addition, AT&T Business Services Group agreed to purchase all of the remaining shares of AT&T Canada at the greater of the then appraised fair market value or the accreted minimum price, which initially was C$37.50 accreting after June 30, 2000 at a rate of 16% per annum, compounded quarterly. If the acquisition is not completed by June 30, 2003, those shares, along with AT&T Business Services Group's shares, would be sold through an auction process and AT&T Business Services Group will make whole the other shareholders for the amount they would have been entitled to if AT&T Business Services Group had purchased all of the remaining shares of AT&T Canada. The completion of the acquisition is subject to the condition that AT&T Business Services Group is permitted to acquire the shares under Canada's foreign ownership restrictions. AT&T Business Services Group may acquire the shares prior to a change in the ownership restrictions by developing a structure that addresses these ownership restrictions. On August 16, 1999, AT&T Business Services Group completed its sale to BT of 30% of AT&T Business Services Group's stake in AT&T Canada. In addition, BT has agreed to purchase 30% of the shares of AT&T Canada that AT&T Business Services Group will be acquiring from the other stockholders, subject to BT's right to cap its purchase at $1.65 billion.

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

     On August 28, 2000, AT&T Business Services Group established AT&T Latin America in connection with the merger of Netstream, a competitive LEC in Brazil, and FirstCom Corporation, a publicly traded company with competitive telecommunications operations in Chile, Colombia and Peru. AT&T Business Services Group owns 58% of AT&T Latin America; SL Participacoes, an affiliate of Promon Tecnologia, which is the former owner of Netstream, owns 7% of AT&T Latin America, and the former FirstCom shareholders own 34% of AT&T Latin America, on a fully diluted basis. Promon Tecnologia and the former FirstCom shareholders own AT&T Latin America Class A shares, which have one vote per share, and AT&T Business Services Group owns AT&T Latin America Class B shares, which have 10 votes per share.

MARKETING AND SALES

     AT&T Business Services Group has a dedicated sales force through which it markets its voice and data communication services. The sales force predominantly is divided into geographic markets, and in each market focuses on large, multinational corporations, small businesses, government markets, and value-added resellers and other wholesalers. AT&T Business Services Group employs full service support teams to provide significant customer support and service to help increase customer satisfaction and retention. A number of AT&T Business Services Group's larger global accounts are served directly by Concert, with AT&T Business Services Group as an underlying supplier of specified services to Concert.

RATES AND BILLING

     AT&T Business Services Group offers its regulated services in most cases in accordance with applicable tariffs filed with the FCC and various states. Rates can vary due to a number of factors, including the volume and nature of service committed to AT&T Business Services Group. AT&T Business Services Group expects to offer its interstate services on a detariffed basis after July 2001. AT&T Business Services Group offers voice and data services individually and in combination with other offerings. Through combined offerings, AT&T Business Services Group provides customers with benefits such as single billing, unified services for multilocation companies and customized calling plans.

     Domestic and international business services originating in the United States primarily are billed in six-second increments, while other business services are billed in partial minutes rounded to the next minute. Switched voice services originating in international markets are billed in increments, subject to local market conditions and interconnect agreements. Switched long distance and local services are billed in arrears, with monthly billing statements itemizing date, time, duration and charges. Data services generally are billed on a fixed per line and variable trunk rate. Data service rates are based on the speed of transmission, and, depending on the service type, may be billed in arrears or in advance. Private line services are billed monthly in advance, with the invoice indicating applicable rates by circuit. AT&T Business Services Group's rates generally are designed to be competitive with those charged by other long distance and local carriers.

OTHER ASSETS

     AT&T Business Services Group has a number of interests in other entities, including:

       - $3 billion retained interest in AT&T Wireless Services, Inc. (not reflected in the financial statements), and

       - joint ventures and investments, including Concert, AT&T Latin America, AT&T Canada, Alestra and Alascom.

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

NETWORK

     AT&T Business Services Group utilizes both IP and ATM systems. Both technologies offer significant efficiencies over circuit switched systems which use a single, dedicated circuit to complete each transmission. ATM switching also is a more efficient method of switching and transmitting commingled or multimedia information. The packet switching technology breaks up a transmission into short pieces, or packets, which are encoded and transmitted with other packets on the same circuit, and reassembled at the desired destination. ATM differs from IP in that the data packets used in ATM (called cells) are one size (53 bytes), whereas in IP the data packets vary in length. Also, whereas ATM establishes virtual circuits to ensure that the information sent is reassembled at its destination in its proper sequence, IP ships each packet of information to its destination by a different path. While AT&T Business Services Group will continue to have both circuit and packet switching and transmission technologies for some time, significant future capital expenditures are not scheduled for circuit switching.

     AT&T Business Services Group's U.S. network comprises 45,000 route miles of long-haul backbone fiber-optic cable, plus another 16,000 route miles of local metro fiber. In addition, AT&T Business Services Group is currently installing 16,500 new route miles of the latest generation fiber-optic cable, able to carry OC-192 (10 trillion bits, or 10 gigabits per second) traffic more efficiently than older fiber, and capable of carrying OC-768 (40 gigabits per second) when that standard is ready for deployment. This new next generation network presently connects 18 of the largest U.S. cities, and will be extended to connect the top 30 U.S. cities. AT&T Business Services Group was the first in the industry with a coast-to-coast OC-192 backbone, connecting Boston, New York, Chicago, St. Louis, San Francisco and Los Angeles. In addition to this state-of-the-art 10 gigabits per second backbone, AT&T Business Services Group also has OC-48 (2.5 gigabits per second) facilities to more than 500 points-of-presence in the continental U.S., offering high-speed data connectivity to the majority of U.S. business centers.

     This network carries more than 1000 trillion bytes (terabytes) of data each day, in addition to 300 million voice calls every business day. AT&T Business Services Group carries more Frame Relay and ATM traffic than any other U.S. carrier; these are the packet services used by businesses for critical data traffic. The reliability of all services is ensured by using Synchronous Optical Network, or SONET, that can reroute circuits within 150 milliseconds of a failure. On the voice network, AT&T Business Services Group's patented Real Time Network Routing automatically completes domestic voice calls using more than 100 possible routes. AT&T Business Services Group stands behind its reliability claims with Service Level Agreements. For example, on its IP backbone, AT&T Business Services Group guarantee business customers no more than 60 milliseconds of latency (packet delay) and 0.7% packet loss per month.

     AT&T Business Services Group has been a leader in deploying Dense Wavelength Division Multiplexing, or DWDM, technology that divides an optical fiber into multiple channels, each carrying up to 10 gigabits per second of information today. AT&T Business Services Group is now deploying 64- and 80-wavelength DWDM systems, and by the end of 2001 plans to deploy 160-wavelength systems. When installed on OC-192 facilities, a 160-wavelength DWDM system will enable 1.6 terabits (trillion bits per second) on a single fiber strand.

     In addition to its long distance network, AT&T Business Services Group also has an extensive local network serving business customers in 71 U.S. cities. AT&T Business Services Group has expanded its local network so that it now includes 109 local switches and reaches more than 6,200 buildings. This network provides voice service to business users, as well as data connections up to OC-48 capacity. In addition, AT&T Business Services Group is deploying Internet Data Centers across the U.S., offering web hosting services that put data closer to users. By the end of 2001, AT&T Business Services Group plans to have 21 of these web hosting centers, with two million

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

square feet of space in the aggregate, all directly connected to AT&T Business Services Group's high-speed IP backbone.

COMPETITION

     AT&T Business Services Group faces the same competition issues applicable generally to the communications services industry that are discussed with respect to AT&T Consumer Services Group. See "Description of AT&T Consumer Services Group -- Competition" and "Risk Factors Relating to AT&T Consumer Services Group and AT&T Business Services Group -- AT&T Consumer Services Group and AT&T Business Services Group face substantial competition."

EMPLOYEES

     At December 31, 2000, AT&T Business Services Group employed approximately 66,400 individuals in its operations. Of those employees, approximately 61,900 are located domestically. About 19,400 of the domestically located employees of AT&T Business Services Group are represented by unions. Of those so represented, about 94% are represented by the Communications Workers of America and about 5% are represented by the International Brotherhood of Electrical Workers, both of which are affiliated with the AFL-CIO. In addition, there is a very small remainder of domestic employees represented by other unions. Labor agreements with most of these unions extend through May 2002.

LEGAL PROCEEDINGS

     In the normal course of business, AT&T Business Services Group is subject to proceedings, lawsuits and other claims, including proceedings under government laws and regulations related to environmental and other matters. Such matters are subject to many uncertainties and outcomes are not predictable with assurance. Consequently, AT&T Business Services Group is unable to ascertain the ultimate aggregate amount of monetary liability or financial impact with respect to these matters at December 31, 2000. While these matters could affect operating results of any one quarter when resolved in future periods, it is management's opinion that after final disposition, any monetary liability or financial impact to AT&T Business Services Group beyond that provided for at year-end would not be material to AT&T Business Services Group's annual consolidated financial position or results of operations.

     For additional information on legal proceedings, please see the discussion on legal proceedings under "Legal Proceedings" contained in our Annual Report on Form 10-K for the year ended December 31, 2000, which is incorporated by reference in this document. See "Other Information -- Where You Can Find More Information."

LEGISLATIVE AND REGULATORY DEVELOPMENTS

     Legislative and regulatory developments discussed with respect to AT&T Consumer Services Group also apply to AT&T Business Services Group. See "Description of AT&T Consumer Services Group -- Legislative and Regulatory Developments."

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

    SELECTED HISTORICAL FINANCIAL DATA OF AT&T COMMUNICATIONS SERVICES, INC.

     In the table below, we provide you with selected historical combined financial data of AT&T Communications Services, Inc.

                       AT&T COMMUNICATIONS SERVICES, INC.
                 THREE-YEAR SUMMARY OF SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                             2000       1999       1998
                                                            -------    -------    -------
RESULTS OF OPERATIONS
Revenue...................................................  $47,521    $50,152    $47,890
Operating income(1).......................................   12,960     12,702      7,683
Income before extraordinary loss..........................    8,054      8,124      5,084
ASSETS AND CAPITAL
Property, plant and equipment, net........................  $26,083    $25,587    $21,780
Total assets..............................................   57,013     49,893     40,136
Long-term notes payable to AT&T...........................    8,603      9,040      2,056
Total notes payable to AT&T...............................   30,749     16,205      3,139
Combined attributed net assets............................    4,415     12,560     15,112
Debt ratio(2).............................................     87.5%      56.3%      17.2%
Gross capital expenditures................................    6,207      7,807      6,871
OTHER INFORMATION
Operating income as a percent of revenue..................     27.3%      25.3%      16.0%
Return on average equity..................................     94.9%      58.7%      41.2%
Employees - continuing operations.........................   81,971     96,777     95,765

---------------
(1) Operating income includes $0.8 billion, $0.3 billion and $2.5 billion of net restructuring and other charges in 2000, 1999 and 1998, respectively.
(2) Debt ratio reflects debt as a percent of total capital (debt plus equity). The increase in 2000 compared with 1999 and 1999 compared with 1998 was due primarily to higher debt payable to AT&T.

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

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     AT&T Communications Services, Inc. is an integrated business of AT&T and not a stand-alone entity. The combined financial statements of AT&T Communications Services, Inc. represent the AT&T Business Services Group and AT&T Consumer Services Group portions of AT&T, along with certain corporate activities. AT&T Communications Services, Inc. is among the world's communications leaders, providing voice and data services to large and small businesses, consumers and government agencies. AT&T Communications Services, Inc. provides domestic and international long distance and regional, local and Internet communication services. AT&T Communications Services, Inc. also provides billing, directory and calling-card services to support its communications businesses.

     On October 25, 2000, AT&T announced a restructuring plan designed to fully separate or issue separately tracked stocks intended to reflect the financial performance and economic value of each of AT&T's four major operating units. Upon completion of the plan, AT&T Wireless Group, AT&T Broadband Group, AT&T Business Services Group and AT&T Consumer Services Group will all be represented by asset-based or tracking stocks.

     As part of the first phase of the restructuring plan, on April 27, 2001, AT&T began an exchange offer that will give AT&T shareholders the opportunity to exchange any portion of their AT&T common shares for shares of AT&T Wireless Group tracking stock, subject to proration. The exchange offer is expected to be completed on May 25, 2001. Following the exchange offer and subject to specified conditions, AT&T plans to split-off AT&T Wireless Group from AT&T. AT&T intends, however, to retain up to $3 billion of shares of AT&T Wireless Services, Inc. for future sale, exchange or monetization, and within six months following the split-off such shares will be attributed to AT&T Communications Services, Inc. AT&T expects AT&T Wireless Services, Inc. will become an independent, publicly-held company in mid-2001, upon receipt of appropriate tax and other approvals.

     In addition to the split-off of AT&T Wireless Group, AT&T intends to fully separate or issue separate tracking stocks intended to reflect the financial performance and economic value of each of its other major business units. AT&T plans to create and issue new classes of stock intended to track the financial performance and economic value of AT&T Broadband Group and AT&T Consumer Services Group, and expects to sell some percentage of shares of AT&T Broadband Group tracking stock later this year, subject to market and other factors. Within 12 months of such sale, AT&T intends to completely separate AT&T Broadband Group from AT&T through the spin-off of AT&T Communications Services, Inc. The AT&T Consumer Services Group tracking stock is expected to be fully distributed to AT&T shareholders later this year.

     AT&T plans to effect the spin-off in two parts. First, AT&T expects to distribute shares of AT&T Communications Services, Inc. common stock as a dividend to holders of AT&T common stock. Second, at the same time, AT&T will redeem all of the shares of AT&T Consumer Services Group tracking stock for a new tracking stock issued by the newly spun-off AT&T Communications Services, Inc.

     Following the spin-off of AT&T Communications Services, Inc., the remaining AT&T would consist of AT&T Broadband Group. After the spin-off, AT&T will change its name to "AT&T Broadband Corp." and AT&T Communications Services, Inc. will change its name to "AT&T Corp."

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

     AT&T expects that these transactions will be tax-free to U.S. shareholders. AT&T's restructuring plan is complicated and involves a substantial number of steps and transactions, including obtaining various conditions, such as Internal Revenue Service rulings. In addition, future financial conditions, superior alternatives or other factors may arise or occur that make it inadvisable to proceed with part or all of AT&T's restructuring plan. Any or all of the elements of AT&T's restructuring plan may not occur as currently expected or in the timeframes that are currently contemplated, or at all. Alternative forms of restructuring, including sales of interests in these businesses, would reduce what is available for distribution to shareholders in the restructuring.

     Debt has been allocated to AT&T Communications Services, Inc. based on the future view of AT&T's debt position after taking into account the significant deleveraging activities of AT&T. This allocation took into account the following factors: prospective financing requirements, desired standalone credit profile, working capital and capital expenditure requirements and comparable company profiles. Increases in historical debt levels were, in general, driven primarily by historical cash flows generated by this entity in relation to total AT&T. Such cash outflows include acquisitions, dividend payments, capital expenditures, partially offset by cash flow from operations. For purposes of this allocation, certain "corporate" activities were deemed to be funded by this entity by contributing proceeds to the parent. These activities included the repurchase of common shares by AT&T and cash payments associated with the TCI merger and the MediaOne acquisition. Similarly, certain corporate activities that resulted in cash flow to AT&T were deemed to be attributed to AT&T Communications Services, Inc. These activities are reflected within net contributions (to) from AT&T in the combined statements of cash flows. At or before the time of the spin-off, when AT&T Communications Services, Inc. is separated from historical AT&T, we plan to seek to transfer the previously allocated indebtedness from AT&T to AT&T Communications Services, Inc. This may be accomplished through a variety of measures that may result in increased costs and additional covenants on AT&T Communications Services, Inc. The historical interest expense on the allocated debt was calculated based on a rate intended to be equivalent to the rate AT&T Communications Services, Inc. would have received if it were a stand-alone entity. Due to AT&T's deleveraging activities and expected positive cash flow from operations, the $31.1 billion of debt at December 31, 2000 is expected to be significantly lower in the future. AT&T's expected deleveraging activities that relate to AT&T Communications Services, Inc. include: $3 billion retained portion of AT&T Wireless Services, Inc.; $3.6 billion of the proceeds from the DoCoMo investment in AT&T preferred stock, which will be attributed to AT&T Communications Services, Inc.; and $0.7 billion of gross proceeds from the sale of AT&T Communications Services, Inc.'s investment in Japan Telecom. Finally, AT&T has made no final determination as to the allocation of proceeds from the sale of shares of AT&T Broadband Group tracking stock, between AT&T Communications Services, Inc. and AT&T Broadband Group.

CONSOLIDATED RESULTS OF OPERATIONS

     The comparison of 2000 results with 1999 was impacted by events, such as acquisitions and dispositions that occurred during these two years. For example, in 1999, AT&T acquired the IBM Global Network (now AT&T Global Network Services, or AGNS), which was included in 2000 results for a full year, but only a part of 1999 (since the respective date of acquisition). Further, AT&T disposed of certain international businesses during 1999 and 2000. The results of businesses sold in 1999 were included in 1999 results for part of the year, and were not in 2000 results. Likewise, businesses sold in 2000 were included in 1999 results for the full year and in 2000 results for part of the year.

     On January 5, 2000, AT&T launched Concert, its global joint venture with BT. AT&T Communications Services, Inc. contributed all of its international gateway-to-gateway assets and the economic value of approximately 270 multinational customers specifically targeted for direct sales by Concert. As a result, 2000 results do not include the revenue and expenses associated with these customers and businesses, while 1999 does, and 2000 results include AT&T Communications

Services, Inc.'s proportionate share of Concert's earnings in "Net earnings (losses) from equity investments."

     Effective July 1, 2000, the FCC eliminated PICC that AT&T Communications Services, Inc. pays for residential and single-line business customers. The elimination of these per-line charges resulted in lower access expense as well as lower revenue, since AT&T Communications Services, Inc. historically billed its customers for these charges.

     The comparison of 1999 results with 1998 was also impacted by the 1999 acquisition of AGNS, since 1999 results include this business for part of the year and 1998 does not include it. This comparison is also impacted by the 1999 dispositions of international businesses, which were included in 1999 results for part of the year, but were in 1998 results for the full year.

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                (DOLLARS IN MILLIONS)
AT&T Business Services Group..............................  $28,900    $28,692    $25,357
AT&T Consumer Services Group..............................   18,894     21,753     22,763
Other and Corporate.......................................     (273)      (293)      (230)
                                                            -------    -------    -------
Total revenue.............................................  $47,521    $50,152    $47,890
                                                            =======    =======    =======

     Total revenue decreased 5.2%, or $2.6 billion, in 2000 compared with the prior year. Approximately $1.5 billion of the decrease was due to the impact of Concert, dispositions and the elimination of PICC, partially offset by acquisitions. The remaining $1.1 billion decrease was primarily driven by continued and accelerating declines in long distance voice revenue, partially offset by a growing demand for AT&T Communications Services, Inc.'s data and IP products, and outsourcing services. AT&T Communications Services, Inc. expects long distance voice revenue to continue to be negatively impacted by ongoing competition and product substitution.

     Total revenue in 1999 increased $2.3 billion, or 4.7%, compared with 1998. Approximately $1.4 billion of the increase was due to acquisitions, net of dispositions. The remaining increase was fueled by growth in business data, business long distance voice and outsourcing revenue, partially offset by the continued decline of consumer long distance voice revenue.

     Revenue by segment is discussed in more detail in the segment results section.

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                (DOLLARS IN MILLIONS)
Access and other connection...............................  $13,139    $14,439    $15,116

     Access and other connection expenses decreased 9.0%, to $13.1 billion in 2000, compared with $14.4 billion in 1999. Included within access and other connection expenses are costs that AT&T Communications Services, Inc. pays to connect domestic calls on the facilities of other service providers. Mandated reductions in per-minute access costs and decreased per-line charges resulted in lower costs of approximately $1.5 billion. Also contributing to the decrease was more efficient network usage. These decreases were partially offset by approximately $0.6 billion of higher costs due to volume increases, and $0.5 billion as a result of higher Universal Service Fund contributions. Since most of these charges are passed through to the customer, the per-minute access-rate and per-line charge reductions and the increased Universal Service Fund contributions have generally resulted in a corresponding impact on revenue.

     Costs paid to telephone companies outside of the United States to connect calls made to countries outside of the United States (international settlements) are also included within access and other connection expenses. These costs decreased approximately $0.5 billion in 2000, as result of the commencement of operations of Concert. Concert now incurs most of AT&T Communications Services, Inc.'s international settlements as well as earns most of AT&T Communications Services, Inc.'s foreign-billed revenue, previously incurred and earned directly by AT&T Communications Services, Inc. In 2000, Concert billed us a net expense composed of international settlement (interconnection) expense and foreign-billed revenue. The amount charged by Concert in 2000 was lower than interconnection expense incurred in 1999, since AT&T Communications Services, Inc. recorded these transactions as revenue and expense, as applicable. Partially offsetting the decline were costs incurred related to Concert products that the company now sells to its customers.

     Access and other connection expenses declined $0.7 billion, or 4.5%, in 1999 compared with the prior year. This decline resulted from $0.9 billion of mandated reductions in per-minute access rates in 1999 and 1998, and $0.6 billion of lower international settlement rates resulting from AT&T Communications Services, Inc.'s negotiations with international carriers. Additionally, AT&T Communications Services, Inc. continues to manage these costs through more efficient network usage. These reductions were partially offset by $0.8 billion of higher costs due to volume growth, and $0.3 billion as a result of increased per-line charges and Universal Service Fund contributions.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Costs of services and products..............................  $8,588    $8,560    $8,344

     Costs of services and products include the costs of operating and maintaining AT&T Communications Services, Inc.'s networks, costs to support AT&T Communications Services, Inc.'s outsourcing contracts, the provision for uncollectible receivables and other service-related costs.

     These costs were essentially flat in 2000 compared with 1999. Cost of services and products expenses increased approximately $0.6 billion due to higher costs associated with AT&T Communications Services, Inc.'s new outsourcing contracts as well as additional network costs to support other growth businesses. Additionally, cost of services and products expenses increased nearly $0.3 billion due to acquisitions, net of the impact of Concert and divestments of international businesses. These increases were partially offset by approximately $0.9 billion of costs savings from continued cost control initiatives and a higher pension credit in 2000, primarily driven by a higher pension trust asset base, resulting from increased investment returns.

     Costs of services and products rose $0.2 billion, or 2.6%, in 1999 compared with 1998, primarily due to acquisitions, net of international dispositions, which accounted for approximately $0.9 billion of the increase. Higher costs associated with new outsourcing contracts increased expenses by approximately $0.2 billion. Partially offsetting the 1999 increases were lower expenses related to per-call compensation expense, provision for uncollectible receivables and gross receipts and property taxes aggregating approximately $0.6 billion as well as network cost-control initiatives of approximately $0.4 billion.

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                               2000      1999      1998
                                                              ------    ------    -------
                                                                 (DOLLARS IN MILLIONS)
Selling, general and administrative.........................  $7,537    $9,601    $10,656

     Selling, general and administrative, or SG&A, expenses decreased $2.1 billion, or 21.5%, in 2000 compared with 1999. Approximately $2.0 billion of the decrease was due to savings from continued cost-control initiatives and a higher pension credit in 2000, primarily driven by a higher pension trust asset base, resulting from increased investment returns. Additionally, approximately $0.2 billion of the decrease was associated with the impact of Concert and international dispositions, net of acquisitions in 2000.

     SG&A expenses decreased $1.1 billion, or 9.9%, in 1999 compared with 1998. The decrease was due primarily to AT&T Communications Services, Inc.'s continued efforts to control costs on a companywide basis, which resulted in lower SG&A expenses of approximately $1.0 billion, including lower spending for consumer long distance acquisition programs. Partially offsetting these decreases was the impact of acquisitions, net of dispositions, which resulted in an increase in SG&A expenses of approximately $0.1 billion.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Depreciation and amortization...............................  $4,538    $4,519    $3,577

     Depreciation and amortization expenses were essentially flat in 2000 compared with 1999 and increased $0.9 billion, or 26.3%, in 1999 compared with 1998. The impact of Concert and international dispositions, net of acquisitions, decreased depreciation and amortization expense $0.1 billion. The increase in 1999 compared with 1998 was due primarily to a higher asset base resulting from continued infrastructure investment, and to a lesser extent, the impact of acquisitions, which accounted for approximately $0.2 billion of the increase. Total capital expenditures for 2000, 1999 and 1998 were $6.2 billion, $7.8 billion and $6.9 billion, respectively. AT&T Communications Services, Inc. continues to focus the vast majority of its capital spending on its growth businesses of data and IP and local.

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2000    1999     1998
                                                              ----    ----    ------
                                                              (DOLLARS IN MILLIONS)
Net restructuring and other charges.........................  $759    $331    $2,514

     During 2000, AT&T Communications Services, Inc. recorded $759 million of net restructuring and other charges, which included $668 million for restructuring and exit costs associated with AT&T Communications Services, Inc.'s initiative to reduce costs by the end of 2000, and $91 million related to the government-mandated disposition of AT&T Communications (U.K.) Ltd., which would have competed directly with Concert.

     The charge for restructuring and exit plans was primarily due to headcount reductions, mainly in network operations and AT&T Business Services Group, including the consolidation of customer-care and call centers.

     Included in exit costs was $442 million of cash termination benefits associated with the separation of approximately 6,200 employees. Approximately one-half were management and one-half were nonmanagement employees. Approximately 5,600 employee separations were related to involuntary terminations and approximately 600 to voluntary terminations.

     AT&T Communications Services, Inc. also recorded $62 million of network lease and other contract termination costs associated with penalties incurred as part of notifying vendors of the termination of these contracts during the year.

     Also included in restructuring and exit costs in 2000 was $144 million of benefit curtailment costs associated with employee separations as part of these exit plans. Further, AT&T Communications Services, Inc. recorded an asset impairment charge of $18 million related to the write-down of unrecoverable assets in certain business functions in which the carrying value is no longer supported by estimated future cash flows.

     The 2000 restructuring initiatives are projected to yield cash savings of approximately $610 million per year, as well as EBIT (earnings before interest and taxes, including pre-tax minority interest and net pre-tax losses from other equity investments) savings of approximately $650 million per year. The EBIT savings, primarily attributable to reduced personnel-related expenses, will be realized in SG&A expenses and costs of services and products.

     During 1999, AT&T Communications Services, Inc. recorded $331 million of net restructuring and other charges.

     A $145 million charge for restructuring and exit costs was recorded in conjunction with an initiative to reduce costs. The restructuring and exit plans primarily focus on the maximization of synergies through headcount reductions in AT&T Business Services Group and network operations, including the consolidation of customer-care and call centers.

     Included in exit costs was $142 million of cash termination benefits associated with the separation of approximately 2,800 employees as part of voluntary and involuntary termination plans. Approximately one-half of the separations were management employees and one-half were nonmanagement employees. Approximately 1,700 employee separations were related to involuntary termination plans and 1,100 to voluntary terminations.

     AT&T Communications Services, Inc. also recorded a net loss of $307 million related to the government-mandated disposition of certain international businesses that would have competed directly with Concert. In addition, AT&T Communications Services, Inc. recorded benefits of $121 million related to the settlement of pension obligations for former employees who accepted AT&T's 1998 VRIP offer.

     During 1998, AT&T Communications Services, Inc. recorded $2,514 million of net restructuring and other charges. The bulk of the charge was associated with an overall cost-reduction program and the approximately 15,300 management employees who accepted the VRIP offer. A restructuring charge of $2,724 million was composed of $2,254 million and $169 million for pension and postretirement special-termination benefits, respectively, $263 million of benefit curtailment losses and $38 million of other administrative costs. AT&T Communications Services, Inc. also recorded charges of $125 million for related facility costs and $150 million for executive-separation costs. These charges were partially offset by benefits of $940 million as AT&T Communications Services, Inc. settled pension benefit obligations of 13,700 of the total VRIP employees. In addition, the VRIP charges were partially offset by the reversal of $256 million of 1995 business restructuring reserves primarily resulting from the overlap of VRIP with certain 1995 restructuring initiatives.

     Also included in the 1998 net restructuring and other charges were asset impairment charges totaling $718 million, of which $633 million was related to AT&T Communications Services, Inc.'s decision not to pursue Total Service Resale as a local service strategy. AT&T Communications Services, Inc. also recorded an $85 million asset impairment charge related to the write-down of unrecoverable assets in certain international operations where the carrying value was no longer supported by estimated future cash flows. This charge was made in connection with the review of certain operations that would have competed directly with Concert.

     Additionally, $85 million of merger related expenses were recorded in 1998 in connection with the Teleport Communications Group Inc., or TCG, merger, which was accounted for as a pooling of interests. Partially offsetting this charge was a $92 million reversal of the 1995 restructuring reserve. This reserve reflected reserves no longer deemed necessary. The reversal primarily included separation costs attributed to projects completed at a cost lower than originally anticipated. Consistent with the three-year plan, the 1995 restructuring initiatives were substantially completed by the end of 1998.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                             ----------------------------
                                                              2000       1999       1998
                                                             -------    -------    ------
                                                                (DOLLARS IN MILLIONS)
Operating income...........................................  $12,960    $12,702    $7,683

     Operating income increased $0.3 billion, or 2.0%, in 2000 compared with 1999. The increase was primarily due to cost-control initiatives and a larger pension credit associated with AT&T Communications Services, Inc.'s mature long distance businesses and related support groups, partially offset by lower long distance revenue and higher net restructuring and other charges.

     Operating income rose $5.0 billion, or 65.3%, in 1999 compared with 1998. The increase was driven by operating expense efficiencies and lower net restructuring and other charges.

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2000     1999    1998
                                                              ------    ----    ----
                                                              (DOLLARS IN MILLIONS)
Other income................................................  $1,181    $775    $812

     Other income increased $0.4 billion, or 52.3%, in 2000 compared with 1999. This increase was primarily due to higher investment related income and greater net gains on sales of businesses and investments. The higher gains on sales in 2000 were primarily driven by gains on investment sales, partially offset by the sale of AT&T Communications Services, Inc.'s Language Line Services business and a portion of AT&T Communications Services, Inc.'s ownership interest in AT&T Canada in 1999.

     Other income was essentially flat in 1999 compared with 1998. Lower investment related income was partially offset by higher net gains on sales of businesses and investments. In 1999, AT&T Communications Services, Inc. recorded gains associated with the sale of AT&T Communications Services, Inc.'s Language Line Services business and a portion of AT&T Communications Services, Inc.'s ownership interest in AT&T Canada, as well as other gains on investments. In 1998, AT&T Communications Services, Inc. recorded gains associated with the sale of Transtech, as well as other investment sales.

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2000     1999    1998
                                                              ------    ----    ----
                                                              (DOLLARS IN MILLIONS)
Interest expense............................................  $1,643    $797    $292

     Interest expense increased 106.1%, or $0.8 billion, in 2000 compared with 1999. The increase was primarily due to a higher average debt payable to AT&T as a result of net funding to AT&T.

     Interest expense increased $0.5 billion in 1999 compared with 1998, due to higher average debt payable to AT&T associated with AT&T Communications Services, Inc.'s acquisition of AGNS and net funding to AT&T.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Provision for income taxes..................................  $4,493    $4,508    $3,009

     The effective income tax rate is the provision for income taxes as a percent of income from continuing operations before income taxes. The effective income tax rate was 35.9% in 2000, 35.5% in 1999 and 36.7% in 1998. In 2000, the
effective tax rate was impacted by the tax benefits associated with certain foreign legal entity restructurings and foreign investments. The effective tax rate in 1999 was positively impacted by a change in the net operating loss utilization tax rules that resulted in a reduction in the valuation allowance and the income tax provision as well as investment dispositions, legal entity restructurings and other tax planning strategies. The effective tax rate for 1998 was impacted by the pooling of the TCG's historical results, which did not include tax benefits on preacquisition losses, and the effects of certain foreign legal entity restructurings and investment dispositions.

                                                                FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2000     1999     1998
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Minority interest income (expense)..........................   $39      $--      $(1)

     Minority interest income (expense) represents an adjustment to AT&T Communications Services, Inc. income to reflect the less than 100% ownership of consolidated subsidiaries. The increase in minority interest in 2000 compared with 1999 was primarily due to AT&T Latin America, which began operations in the third quarter of 2000, of which AT&T Communications Services, Inc. owned 62.5% at the end of 2000.

                                                               FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2000    1999    1998
                                                              ----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Net earnings (losses) from equity investments...............  $10     $(48)   $(109)

     Net earnings (losses) from equity investments were earnings of $10 million in 2000, a 119.8% improvement compared with 1999. This improvement was primarily a result of equity earnings related to Concert, whose net equity earnings were not included in 1999, as well as additional equity earnings for Japan Telecom. Partially offsetting the higher equity earnings were equity losses for Net2Phone, which was acquired in the third quarter of 2000.

     Net losses from equity investments were $48 million in 1999 compared with $109 million in 1998, primarily due to losses from AT&T Unisource Communications Services, or AUCS, which was divested in the fourth quarter of 1998, and higher equity earnings for Alestra, partially offset by lower earnings for AT&T Canada.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Income before extraordinary loss............................  $8,054    $8,124    $5,084

     Income before extraordinary loss decreased $0.1 billion, or 0.9% in 2000 compared with 1999. The decrease was primarily due to higher interest expense, partially offset by an increase in other income, primarily associated with higher investment related income and net gains on sales of businesses and investments. Also impacting net income from continuing operations was lower expenses, partially offset by lower revenue associated with AT&T Communications Services, Inc.'s mature long distance businesses.

     Income before extraordinary loss increased $3.0 billion, or 59.8%, in 1999 compared with 1998. The increase was due to revenue growth and operating expense efficiencies, as well as lower net restructuring and other charges.

Extraordinary Items

     In August 1998, AT&T Communications Services, Inc. extinguished approximately $1.0 billion of TCG's debt. The $217 million pre-tax loss on the early extinguishment of debt was recorded as an extraordinary loss. The after-tax impact was $137 million.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net Income..................................................  $8,054    $8,124    $4,947

     Net Income decreased $0.1 billion, or 0.9%, in 2000 compared with 1999. The decrease was primarily due to higher interest expense, partially offset by an increase in other income, primarily associated with higher investment related income and net gains on sales of businesses and investments. Also impacting net income from continuing operations was lower expenses, partially offset by lower revenue associated with AT&T Communications Services, Inc.'s mature long distance businesses.

     Net income increased $3.2 billion, or 64.2%, in 1999 compared with 1998. The increase was due to revenue growth and operating expense efficiencies, as well as lower net restructuring and other charges. Also impacting net income was the $137 million extraordinary loss associated with the early extinguishment of TCG debt.

SEGMENT RESULTS

     In support of the services AT&T Communications Services, Inc. provided in 2000, AT&T Communications Services, Inc. segments its results by the business units that support its primary lines of business: AT&T Business Services Group and AT&T Consumer Services Group. The balance of AT&T Communications Services, Inc. operations is included in a Corporate and Other category.

     The discussion of segment results includes revenue; EBIT (earnings before interest and taxes, including net pre-tax income (losses) of other equity investments); EBITDA (EBIT plus depreciation, amortization and minority interest income (expense)); total assets, and capital additions. Prepaid pension assets and corporate-owned or leased real estate are generally held at the corporate level, and therefore are included in the Corporate and Other group. Capital additions for each segment include capital expenditures for property, plant and equipment, additions to nonconsolidated investments and software development.

     EBIT is the primary measure used by AT&T Communication Services, Inc.'s chief operating decision makers to measure AT&T Communications Services, Inc.'s operating results and to measure segment profitability and performance. AT&T Communications Services, Inc. calculates EBIT as operating income plus net pre-tax losses from equity investments, pre-tax minority interest income (expense) and other income. In addition, management also uses EBITDA as a measure of segment profitability and performance, and is defined as EBIT, excluding minority interest income (expense), plus depreciation and amortization. Interest and taxes are not factored into the segment profitability measure used by the chief operating decision makers; therefore, trends for these items are discussed on a consolidated basis. Management believes EBIT is meaningful to investors because it provides analysis of operating results using the same measures used by the AT&T Communications Services, Inc.'s chief operating decision makers and provides a return on total capitalization measure. AT&T Communications Services, Inc. believes EBITDA is meaningful to investors as a measure of each segment's liquidity consistent with the measure utilized by AT&T Communications Services, Inc.'s chief operating decision makers. In addition, AT&T Communications Services, Inc. believes that both EBIT and EBITDA allow investors a means to evaluate the financial results of each segment in relation to total AT&T Communications Services, Inc. EBIT for AT&T Communications Services, Inc. was $14.1 billion, $13.4 billion and $8.3 billion for the years ended December 31, 2000, 1999 and 1998, respectively. EBITDA for AT&T Communications Services, Inc. was $18.7 billion, $17.9 billion and $11.9 billion for the years ended December 31, 2000, 1999 and 1998, respectively. AT&T Communications Services, Inc.'s calculation of EBIT and EBITDA may or may not be consistent with the calculation of these measures by other companies. EBIT and EBITDA should not be viewed by investors as an alternative to generally accepted accounting principles measures of income as a measure of performance or to cash flows from operating, investing and financing activities as a measure of liquidity. In addition, EBITDA does not take into account changes in certain assets and liabilities as well as interest and taxes which can affect cash flow.

AT&T BUSINESS SERVICES GROUP

     AT&T Business Services Group offers a variety of global communications services, including long distance, local, and data and IP networking to small and medium-sized businesses, large domestic and multinational businesses and government agencies. AT&T Business Services Group is also a provider of voice, data and IP transport to service resellers (wholesale services).

     AT&T Business Services Group includes AT&T Solutions, the company's professional-services outsourcing business, which provides seamless solutions that maximize the competitive advantage of networking-based electronic applications for global clients. AT&T Solutions also provides e-infrastructure and high-availability services to enterprise clients, and manages AT&T's unified global network.

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                (DOLLARS IN MILLIONS)
External Revenue..........................................  $28,578    $28,344    $25,074
Internal Revenue..........................................      322        348        283
Total Revenue.............................................  $28,900    $28,692    $25,357
EBIT......................................................    5,991      5,248      4,031
EBITDA....................................................   10,200      9,468      7,389
Capital additions.........................................  $ 6,839    $ 9,091    $ 6,761

                                                                 AT DECEMBER 31,
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Total assets................................................   $43,186      $38,081

     REVENUE

     In 2000, AT&T Business Services Group revenue grew $0.2 billion, or 0.7%, compared with 1999. Strength in data and IP services as well as growth in AT&T Communications Services, Inc.'s outsourcing business contributed $1.8 billion to the increase. This growth was largely offset by an approximate $0.9 billion decline in long distance voice services as a result of continued pricing pressures in the industry and approximately $0.5 billion due to the net impacts of Concert, international dispositions and acquisitions.

     Revenue in 1999 grew $3.3 billion, or 13.2%. The acquisition of AGNS contributed approximately $1.1 billion to the growth. Data, IP and outsourcing services grew approximately $1.5 billion in 1999 compared with 1998, while long distance voice services and local services contributed approximately $0.6 billion to the revenue increase.

     Data services, which represent the transportation of data, rather than voice, along AT&T Communications Services, Inc.'s network, was impacted by acquisitions and the formation of Concert. Excluding these impacts, data services grew at a high-teens percentage rate in 2000. Growth was led by the continued strength of frame relay services; IP services, which include IP-connectivity services and VPN services; and high-speed private-line services. Excluding the impact of AGNS, data services grew at a high-teens percentage rate in 1999, led by strength in frame relay and high-speed private-line services.

     AT&T Solutions outsourcing revenue grew 47.9% in 2000 and 146.0% in 1999. More than one-half of the 2000 growth and approximately 65% of the 1999 growth was driven by AT&T Communications Services, Inc.'s acquisition of AGNS. The remaining growth in both years was primarily due to growth from new contract signings and add-on business from existing clients.

     Excluding the impact of Concert, long distance voice services revenue declined at a mid single-digit percentage rate in 2000 due to a declining average price per minute reflecting the competitive forces within the industry which are expected to continue. Partially offsetting this decline was a high single-digit percentage growth rate in minutes. In 1999, long distance voice revenue grew at a low single-digit percentage rate, as volumes grew at a high-teens percentage rate, which was largely offset by a declining average rate per minute.

     Local voice service revenue grew nearly 20% in 2000 and more than 50% in 1999. During 2000, AT&T Communications Services, Inc. added more than 867,000 access lines, with the total reaching nearly 2.3 million at the end of the year. During 1999, AT&T added more than 719,000 access lines. Access lines enable AT&T to provide local service to customers by allowing direct connection from customer equipment to the AT&T Communications Services, Inc. network. AT&T Communications Services, Inc. serves more than 6,000 buildings on-network (buildings where AT&T Communications Services, Inc. owns the fiber that runs into the building), representing an increase of approximately 3.5% over 1999. At the end of 1999, AT&T Communications Services, Inc. served just over 5,800 buildings on-network compared with approximately 5,200 buildings at the end of 1998.

     AT&T Business Services Group internal revenue decreased $26 million, or 7.4%, in 2000 and increased $65 million, or 23.2%, in 1999. The decrease in 2000 was the result of lower sales of Network services to AT&T WorldNet Service, which resells such services to its customers. The increase in 1999 was due to greater sales of Network services to AT&T WorldNet Service.

     EBIT/EBITDA

     EBIT improved $0.7 billion, or 14.2%, and EBITDA improved $0.7 billion, or 7.7%, in 2000 compared with 1999. This improvement reflects lower costs as a result of AT&T Communications Services, Inc.'s continued cost-control efforts and an increase in revenue, partially offset by the formation of Concert and the acquisition of AGNS.

     In 1999, EBIT improved $1.2 billion, or 30.2%, and EBITDA improved $2.1 billion, or 28.1%, compared with 1998. These increases were driven by revenue growth combined with margin improvement resulting from ongoing cost-control initiatives. The increase in EBIT was offset somewhat by increased depreciation and amortization expenses resulting from increased capital expenditures aimed at data, IP and local services.

     OTHER ITEMS

     Capital additions decreased $2.3 billion in 2000, and increased $2.3 billion in 1999. In 2000, the decrease was a result of lower spending for AT&T Communications Services, Inc.'s long distance network (including the data network) and lower investment in nonconsolidated international investments. In 1999, the increase was primarily due to the additional spending for AT&T Communications Services, Inc.'s build out of the local services SONET transport network and increased nonconsolidated international investments that support our global strategy.

     Total assets increased $5.1 billion, or 13.4%, at December 31, 2000, compared with December 31, 1999. The increase was primarily due to net increases in property, plant and equipment as a result of capital additions, as well as receivables from Concert, and higher goodwill due to AT&T Latin America.

AT&T CONSUMER SERVICES GROUP

     AT&T Consumer Services Group provides residential customers with a variety of any-distance communications services, including long distance, local toll (intrastate calls outside the immediate local area) and Internet access. In addition, AT&T Consumer Services Group provides transaction services, such as prepaid calling card and operator-handled calling services. Local phone service is also provided in certain areas.

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                (DOLLARS IN MILLIONS)
Revenue...................................................  $18,894    $21,753    $22,763
EBIT......................................................    6,822      7,543      6,190
EBITDA....................................................    6,989      7,727      6,306
Capital additions.........................................      148        299         99

                                                              AT DECEMBER 31,
                                                              ----------------
                                                               2000      1999
                                                              ------    ------
Total assets................................................  $3,543    $4,072

     REVENUE

     AT&T Consumer Services Group revenue declined 13.1%, or $2.9 billion, in 2000 compared with 1999. Approximately $0.9 billion of the decline was due to the elimination of per-line charges in 2000 and the impact of Concert. The remainder of the decline was primarily due to a decline in traditional voice services, such as Domestic Dial 1, reflecting the ongoing competitive nature of the consumer long distance industry, which has resulted in pricing pressures and a loss of market share. Also negatively impacting revenue was product substitution and market migration away from direct-dial wireline and higher-priced calling-card services to the rapidly growing wireless services and lower-priced prepaid card services. As a result, calling volumes declined at a mid single-digit percentage rate in 2000. AT&T Communications Services, Inc. expects competition and product substitution to continue to negatively impact AT&T Consumer Services Group revenue.

     In August 1999, AT&T Communications Services, Inc. introduced AT&T One Rate, which allows customers to make long distance calls, 24 hours a day, seven days a week, for the same rate.

These One Rate offers continue to be well received in the market with more than 12 million customers enrolled since the plan's introduction. In addition, AT&T Communications Services, Inc. has been successful in packaging services in the consumer market, by giving customers the option of intraLATA service with its One Rate offers. More than 60% of the customers enrolled in One Rate have chosen AT&T Consumer Services Group as their intraLATA provider.

     AT&T Consumer Services Group any distance New York Local One Rate offer, which combines both local and long distance service, has experienced high customer acceptance. AT&T Consumer Services Group ended the year with nearly 760,000 customers under this plan.

     In 1999, AT&T Consumer Services Group revenue decreased $1.0 billion, or 4.4%, on a mid single-digit percentage decline in volumes. The 1999 decline reflects the ongoing competitive nature of the consumer long distance industry, as well as product substitution and market migration away from direct dial and higher-priced calling card services to rapidly growing wireless services and lower-priced prepaid card services.

     EBIT/EBITDA

     EBIT and EBITDA declined $0.7 billion, or 9.6%, in 2000 compared with 1999. The declines in EBIT and EBITDA primarily reflect the decline in the long distance business, offset somewhat by cost-control initiatives. In addition, the declines reflect $0.2 billion of lower gains on sales of businesses, primarily the 1999 sale of Language Line Services, and higher restructuring charges. Reflecting AT&T Communications Services, Inc.'s cost-control initiatives, EBIT and EBITDA margins in 2000 improved to 36.1% and 37.0%, respectively, compared with 34.7% and 35.5%, respectively, in 1999.

     EBIT grew $1.4 billion, or 21.9%, and EBITDA grew $1.4 billion, or 22.5%, in 1999. The EBIT margin improved to 34.7% in 1999 (excluding the gain on the sale of Language Line Services, the 1999 EBIT margin was 34.0%) from 27.2% in the prior year. The EBIT and EBITDA growth for 1999 reflects ongoing cost-reduction efforts, particularly in marketing spending, as well as lower negotiated settlement rates.

     OTHER ITEMS

     Capital additions decreased $0.2 billion, or 50.6%, in 2000 as a result of reduced spending on software development as most of the functionality upgrades were completed in 1999. In 1999, capital additions increased $0.2 billion, or 201.9%, primarily due to increased spending on software development to add more functionality to AT&T Communications Services, Inc.'s services and in support of AT&T WorldNet Service subscriber growth.

     Total assets declined $0.5 billion, or 13.0%, during 2000. The decline was primarily due to assets transferred to Concert during 2000, as well as lower accounts receivable, reflecting lower revenue.

CORPORATE AND OTHER

     This group reflects the results of certain corporate staff functions and the elimination of transactions between segments.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000     1999      1998
                                                              ------    -----    -------
                                                                (DOLLARS IN MILLIONS)
Revenue.....................................................  $ (273)   $(293)   $  (230)
EBIT........................................................   1,319      607     (1,904)
EBITDA......................................................   1,500      723     (1,800)
Capital additions...........................................   1,596      271        310

                                                               AT DECEMBER 31,
                                                              -----------------
                                                               2000       1999
                                                              -------    ------
Total assets................................................  $10,284    $7,740

     REVENUE

     Revenue for corporate and other of negative $0.3 billion, primarily includes the elimination of intercompany revenue, which decreased $20 million in 2000 compared with 1999. For 1999, revenue decreased $63 million, or 27.6%. The decline was driven primarily by the sale of AT&T Solutions Customer Care, or ASCC, in 1998.

     EBIT/EBITDA

     EBIT and EBITDA in 2000 increased $0.7 billion and $0.8 billion, respectively, to $1.3 billion and $1.5 billion, respectively. The increases were largely due to gains on sales of investments and investment related income and an increase in the pension credit due to a higher pension trust asset base resulting from increased investment returns. Partially offsetting these increases were higher net restructuring and other charges.

     In 1999, EBIT and EBITDA both improved by $2.5 billion to $0.6 billion and $0.7 billion, respectively. The improvements were driven by $2.6 billion of lower net restructuring and other charges in 1999 compared with 1998.

     OTHER ITEMS

     Capital additions increased $1.3 billion in 2000. The increase was driven by AT&T Communications Services, Inc.'s investment in 2000 in Net2Phone. 1999 capital additions were essentially flat as compared with 1998.

     Total assets increased $2.5 billion at December 31, 2000, primarily due to AT&T Communications Services, Inc.'s investment in Net2Phone and loan to Concert.

LIQUIDITY

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                           ------------------------------
                                                            2000        1999       1998
                                                           -------    --------    -------
                                                               (DOLLARS IN MILLIONS)
CASH FLOW OF CONTINUING OPERATIONS:
  Provided by operating activities.......................  $10,454    $ 10,088    $10,090
  (Used in) provided by investing activities.............   (9,094)    (13,454)       638
  Provided by (used in) financing activities.............   (2,112)      1,337     (7,907)

     In 2000, net cash provided by operating activities of continuing operations increased $0.4 billion compared with 1999. Higher sources of cash in 2000 were primarily driven by the timing of cash payments related to other operating assets as well as an increase in net income excluding the noncash impact of net restructuring and other charges and the provision for uncollectibles. Partially offsetting these sources of cash were lower accounts payables and higher receivable due from Concert. In 1999, net cash provided by operating activities of continuing operations was essentially flat as compared with 1998. Higher sources of cash were due primarily to an increase in net income, excluding the noncash impact of depreciation and amortization and net restructuring and other charges. This increase was partially offset by the timing of cash payments related to other operating assets, and higher receivables, due primarily to higher revenue.

     AT&T Communications Services, Inc. investing activities resulted in a net use of cash of $9.1 billion in 2000, compared with a net use of cash of $13.5 billion in 1999. During 2000, AT&T Communications Services, Inc. spent $7.0 billion on capital expenditures and acquired Net2Phone for approximately $1.4 billion. During 1999, AT&T Communications Services, Inc. spent approximately $8.7 billion on capital expenditures and approximately $4.9 billion on the acquisition of AGNS. During 1998, net cash provided by investing activities was $0.6 billion, due primarily to higher receivables from UCS and the net dispositions of businesses, partially offset by capital expenditures of $6.8 billion.

     During 2000, net cash used in financing activities was $2.1 billion, compared with net cash provided by financing activities of $1.3 billion in 1999. In 2000, AT&T Communications Services, Inc. contributed $13.6 billion to AT&T, primarily to fund the MediaOne acquisition, which was partially offset by the attributed portion of the proceeds from the AT&T Wireless Group stock offering. AT&T Communications Services, Inc. received an additional $15.0 billion from short-term intercompany debt. Additionally, AT&T Communications Services, Inc. made a $3.0 billion dividend payment to AT&T. In 1999, AT&T received $7.0 billion related to an increase in long-term debt payable to AT&T and $6.1 billion from the increase of short-term debt payable to AT&T. These sources of cash were partially offset by $9.0 billion contributed to AT&T, which includes $4.6 billion for the acquisition of treasury shares. Additionally, AT&T Communications Services, Inc. made a $2.7 billion dividend payment to AT&T. Cash used in financing activities in 1998 primarily related to repayment of long-term and short-term debt, and dividends paid to AT&T.

     At December 31, 2000, AT&T Communications Services, Inc. had current assets of $12.7 billion and current liabilities of $32.3 billion. A significant portion of the current liabilities, $22.1 billion, relates to short-term payables to AT&T. Financing activities of AT&T Communications Services, Inc. were managed by AT&T on a centralized basis. Debt incurred by AT&T was allocated to and reflected in the historical financial statements of AT&T Communications Services, Inc. The historical financial statements presented reflect cash payments to AT&T to fund "corporate" activities such as the TCI merger and the MediaOne acquisition, and the repurchase of AT&T common stock. Similarly, certain corporate activities that resulted in cash flow to AT&T were deemed to be attributed to AT&T Communications Services, Inc. These activities are reflected within net contributions (to) from AT&T in the combined statements of cash flows. AT&T Communications Services, Inc. expects that it will repay a portion of the short-term debt payable to AT&T in a variety of ways. Major elements of this deleveraging plan include operating cashflow, the attribution to AT&T Communications Services, Inc. of AT&T's retained $3 billion of AT&T Wireless stock which will be sold or monetized, the attribution of $3.6 billion of proceeds from NTT DoCoMo's $9.8 billion investment in AT&T preferred stock and $0.7 billion of gross proceeds from the sale of AT&T Communications Services, Inc.'s investment in Japan Telecom. In addition, AT&T retains the flexibility to allocate proceeds from the AT&T Broadband Group tracking stock offering among the AT&T Communications Services, Inc. and AT&T Broadband Group businesses in any manner which it deems most appropriate.

     AT&T Communications Services, Inc.'s operations have been funded by internally generated funds, which on occasion, have been transferred to AT&T, and are reflected within net contributions (to) from AT&T within the combined statements of cash flows. AT&T Communications Services, Inc. net contributions
(to) from AT&T were ($13.6) billion, ($9.0) billion and $1.1 billion, in 2000, 1999 and 1998, respectively. Future funding of the company's operations is expected to be generated internally from cash flow from operations, but may include the borrowing of funds, including additional borrowing from AT&T and/or third party debt. Short- and long-term payables to AT&T have been made at embedded interest rates experienced on AT&T debt. At or before the time of the spin-off, when AT&T Communications Services, Inc. is separated from historical AT&T, we plan to seek to transfer the previously allocated indebtedness from AT&T to AT&T Communications

Services, Inc. This may be accomplished through a variety of measures, which may result in increased costs and additional covenants on AT&T Communications Services, Inc.

     In determining the initial capital structure of AT&T Communications Services, Inc., a number of factors were considered. These factors include prospective financing requirements, desired stand-alone credit profile, working capital and capital expenditure requirements, expected sources of future deleveraging, and comparable company profiles.

     Also in connection with AT&T's restructuring, AT&T has reviewed its dividend policy as it relates to each of the new businesses. On December 20, 2000, AT&T announced that the board of directors reduced AT&T's quarterly dividend to $0.0375 per share, from $0.22 per share.

RISK MANAGEMENT

     AT&T Communications Services, Inc. is exposed to market risk from changes in foreign exchange rates and equity prices associated with affiliate companies. On a limited basis, AT&T Communications Services, Inc. uses certain derivative financial instruments, including options, forwards, equity hedges and other derivative contracts, to manage these risks. AT&T Communications Services, Inc. does not use financial instruments for trading or speculative purposes. All financial instruments are used in accordance with board-approved policies.

     AT&T Communications Services, Inc. has outstanding debt payable to AT&T, who maintains the exposure to third parties. Hence, all interest rate swaps to manage the impact of interest rate changes on earnings and cash flows is maintained by AT&T.

     AT&T Communications Services, Inc. uses forward and option contracts to reduce its exposure to the risk of adverse changes in currency exchange rates. AT&T Communications Services, Inc. is subject to foreign exchange risk for foreign-currency-denominated transactions. In 1999 AT&T Communications Services, Inc. was subject to foreign exchange risk related to reimbursements to foreign telephone companies for their portion of the revenue billed by AT&T for calls placed in the United States to a foreign country. AT&T Communications Services, Inc. monitors its foreign exchange rate risk on the basis of changes in fair value. Assuming a 10% appreciation in the U.S. dollar at December 31, 1999, the fair value of these contracts would have resulted in additional unrealized losses of $17 million. Because these contracts are entered into for hedging purposes, AT&T Communications Services, Inc. believes that these losses would be largely offset by gains on the underlying firmly committed or anticipated transactions.

     AT&T Communications Services, Inc. uses equity hedges to manage its exposure to changes in equity prices associated with stock appreciation rights of affiliated companies. Assuming a 10% decrease in equity prices of affiliated companies, the fair value of the equity hedges would have decreased by $1 million and $6 million at December 31, 2000 and 1999, respectively. Because these contracts are entered into for hedging purposes, AT&T Communications Services, Inc. believes that the decrease in fair value would be largely offset by gains on the underlying transaction.

     In order to determine the changes in fair value of its various financial instruments, AT&T Communications Services, Inc. uses certain modeling techniques, namely Black-Scholes for its SARs. AT&T Communications Services, Inc. applies rate sensitivity changes directly to its foreign currency forward contracts.

     The changes in fair value, as discussed above, assume the occurrence of certain adverse market conditions. They do not consider the potential effect of favorable changes in market factors and do not represent projected losses in fair value that AT&T Communications Services, Inc. expects to incur. Future impacts would be based on actual developments in global financial markets. AT&T Communications Services, Inc. does not foresee any significant changes in the strategies used to manage interest rate risk, foreign currency rate risk or equity price risk in the near future.

FINANCIAL CONDITION

                                                                 AT DECEMBER 31,
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Total assets................................................   $57,013      $49,893
Total liabilities...........................................    52,178       37,288
Combined attributed net assets..............................     4,415       12,560

     Total assets increased $7.1 billion, or 14.3%, at December 31, 2000. This increase was due to higher investments reflecting equipment contributed to Concert, a $1.0 billion loan to Concert, and AT&T Communications Services, Inc.'s investment in Net2Phone. Additionally, other receivables increased due to Concert, goodwill increased due primarily to AT&T Latin America and property, plant and equipment increased due to capital additions. Partially offsetting these increases was lower cash.

     Total liabilities at December 31, 2000, increased $14.9 billion, or 39.9%, primarily due to higher debt payable to AT&T.

     Minority interest increased $0.4 billion to $420 million, primarily reflecting the minority interest of AT&T Communications Services, Inc.'s ownership of AT&T Latin America, which began operations in the third quarter of 2000.

     Total combined attributed net assets was $4.4 billion at December 31, 2000, a decrease of 64.9% from December 31, 1999. This decrease was primarily due to net contributions to AT&T and dividends, partially offset by higher net income.

     The ratio of total debt to total capital, (debt divided by total debt and equity) was 87.5% at December 31, 2000, compared with 56.3% at December 31, 1999. The increase was primarily driven by higher debt, partially offset by lower equity. The ratio of debt (net of cash) to EBITDA was 1.63X at December 31, 2000, compared with 0.84X at December 31, 1999, also reflecting higher debt.

NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date for this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, though earlier adoption is encouraged and retroactive application is prohibited. For AT&T Communications Services, Inc., this means that the standard must be adopted no later than January 1, 2001.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" as an amendment to SFAS No. 133. This statement provides clarification with regard to certain implementation issues under SFAS No. 133 on specific types of hedges.

     On January 1, 2001, AT&T Communications Services, Inc. adopted SFAS No.
133. AT&T Communications Services, Inc. recorded a cumulative effect of an accounting change, net of applicable taxes, of approximately $130 million of income, primarily attributable to its warrant portfolio. The impact of the adoption of SFAS No. 133, as amended by SFAS No. 138, on AT&T Communications Services, Inc.'s future results of operations is dependent upon the fair values of its derivatives and related financial instruments and could result in pronounced quarterly fluctuations in other income in future periods.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- a Replacement of FASB No. 125." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Under these standards, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. AT&T Communications Services, Inc. does not expect that the adoption of SFAS No. 140 will have a material impact on its results of operations, financial position or cash flows.

SUBSEQUENT EVENTS

     On April 27, 2001, AT&T completed the sale of its stake in Japan Telecom Co. Ltd to Vodafone Group plc. The net pre-tax gain attributable to AT&T Communications Services, Inc. is expected to be approximately $470 million.

     On April 26, 2001, AT&T initiated a 364-day accounts receivable securitization program providing for up to $500 million of funding. Under the program, a small percentage of accounts receivable related to AT&T Consumer Services Group will be sold on a discounted, revolving basis, to a special purpose, wholly owned subsidiary, which assigns interests in such receivables to unrelated third-party financing entities.

     On March 23, 2001, AT&T signed an agreement to acquire substantially all of the assets of NorthPoint Communications Group, Inc. valued at approximately $135 million. The acquisition includes all of Northpoint's co-locations nationwide, certain network equipment, systems and support software and related assets, including two leased buildings. The purchase of NorthPoint Communications Group, Inc. is expected to be attributed to AT&T Communications Services, Inc.

          RELATIONSHIP BETWEEN AT&T COMMUNICATIONS SERVICES, INC. AND
              AT&T CONSUMER SERVICES GROUP FOLLOWING THE SPIN-OFF

RELATIONSHIP BETWEEN AT&T COMMUNICATIONS SERVICES, INC. AND AT&T CONSUMER SERVICES GROUP

     AT&T Consumer Services Group is part of AT&T Communications Services, Inc. and will continue to be a part of AT&T Communications Services, Inc. after the spin-off. Consequently, if we complete the spin-off, all of the assets and liabilities of AT&T Consumer Services Group will be spun off as well and be part of AT&T Communications Services, Inc.

THE NEW CONSUMER SERVICES GROUP TRACKING STOCK

     In connection with the spin-off, all of the outstanding shares of AT&T Consumer Services tracking stock will be redeemed for shares of the new Consumer Services Group tracking stock, as permitted by the terms of the Consumer Services Group tracking stock amendment. The new Consumer Services Group tracking stock would continue to reflect the financial performance and economic value of the business, assets and liabilities of AT&T Consumer Services Group and have terms substantially similar to AT&T Consumer Services Group tracking stock, but would be stock of AT&T Communications Services, Inc. as opposed to AT&T. See "The Consumer Services Charter Amendment Proposal -- Terms of the Consumer Services Group Tracking Stock Amendment -- Redemption."

                        DESCRIPTION OF CAPITAL STOCK OF
                       AT&T COMMUNICATIONS SERVICES, INC.
                             FOLLOWING THE SPIN-OFF

GENERAL

     Immediately after the spin-off, we expect AT&T Communications Services,
Inc.'s authorized capital stock to consist of                shares of preferred
stock, par value $.01,                shares of common stock, par value $0.01,
of which                shares will be the new Consumer Services Group tracking
stock.

     AT&T COMMUNICATIONS SERVICES, INC. COMMON STOCK

     The holders of AT&T Communications Services, Inc. common stock will be entitled to one vote for each share on all matters voted on by shareholders, including elections of directors, and, except as otherwise required by law or provided in any resolution adopted by AT&T Communications Services, Inc.'s board of directors with respect to any series of AT&T Communications Services, Inc. preferred stock (a "preferred stock designation"), the holders of AT&T Communications Services, Inc. common stock and the new Consumer Services Group tracking stock will together possess all of the voting power of AT&T Communications Services, Inc. AT&T Communications Services, Inc.'s charter will not provide for cumulative voting in the election of directors. Subject to any preferential rights of any outstanding series of AT&T Communications Services, Inc. preferred stock created by AT&T Communications Services, Inc.'s board of directors from time to time and to the rights of the new Consumer Services Group tracking stock, the holders of AT&T Communications Services, Inc. common stock will be entitled to the dividends as may be declared from time to time by AT&T Communications Services, Inc.'s board of directors from funds legally available for dividends, and, upon liquidation, will be entitled to receive pro rata all assets available for distribution to the holders of AT&T Communications Services, Inc. common stock. For a more complete discussion of AT&T Communications Services, Inc.'s expected dividend policy, see "-- Dividend Policy."

     THE NEW CONSUMER SERVICES GROUP TRACKING STOCK

     If AT&T Consumer Services Group tracking stock is created prior to the spin-off, in connection with the spin-off, we intend to redeem all outstanding shares of AT&T Consumer Services Group tracking stock for the new Consumer Services Group tracking stock. The new Consumer Services Group tracking stock will be a type of common stock of AT&T Communications Services, Inc., but will differ from AT&T Communications Services, Inc. common stock in that it would be intended to reflect the financial performance and economic value of AT&T Consumer Services Group, which would be part of AT&T Communications Services, Inc. The holders of the new Consumer Services Group tracking stock will generally be entitled to a vote on all matters voted on by holders of AT&T Communications Services, Inc. common stock, including elections of directors, and, except as otherwise required by law, will vote as a single class with AT&T Communications Services, Inc. common stock. The per share voting rights of the new Consumer Services Group tracking stock will be based on the ratio, over a fixed measurement period, of the initial trading prices of the new Consumer Services Group tracking stock to the trading prices of AT&T Communications Services, Inc. common stock. The other rights of holders of the new Consumer Services Group tracking stock will be substantially similar to the rights of holders of AT&T Consumer Services Group tracking stock as described under "The Consumer Services Charter Amendment Proposal -- Terms of the Consumer Services Group Tracking Stock Amendment."

     AT&T COMMUNICATIONS SERVICES, INC. PREFERRED STOCK

     AT&T Communications Services, Inc.'s charter will authorize AT&T Communications Services, Inc.'s board of directors to establish one or more series of preferred stock and to determine, with respect to any series of preferred stock, the terms and rights of the series, including, but not limited to:

     - the designation of the series;

     - the number of shares of the series, which number AT&T Communications Services, Inc.'s board of directors may later, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares thereof then outstanding;

     - whether dividends, if any, will be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of the series having cumulative dividend rights shall be cumulative;

     - the rate of any dividends, or method of determining the dividends, payable to the holders of the shares of the series, any conditions upon which the dividends will be paid and the date or dates or the method for determining the date or dates upon which the dividends will be payable;

     - the redemption rights and price or prices, if any, for shares of the series;

     - the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

     - the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of AT&T Communications Services, Inc.'s affairs;

     - whether the shares of the series will be convertible or exchangeable into shares of any other class or series, or any other security, of AT&T Communications Services, Inc. or any other entity, and, if so, the specification of the other class or series or the other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which the shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made;

     - restrictions on the issuance of shares of the same series or of any other class or series; and

     - the voting rights, if any, of the holders of the shares of the series.

     We believe that the ability of AT&T Communications Services, Inc.'s board of directors to issue one or more series of preferred stock will provide AT&T Communications Services, Inc. with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs that might arise. The authorized shares of AT&T Communications Services, Inc. preferred stock, as well as shares of AT&T Communications Services, Inc. common stock, will be available for issuance without further action by AT&T Communications Services, Inc. shareholders unless required by applicable law or the rules of any stock exchange or automated quotation system on which AT&T Communications Services, Inc. securities may be listed or traded. Listing authorities currently require shareholder approval as a prerequisite to listing shares in several instances, including where the present or potential issuance of shares could result in an increase of at least 20% in the number of outstanding shares of common stock, or in the amount of voting securities, outstanding. If the approval of AT&T Communications Services, Inc. shareholders is not required for the issuance of shares of AT&T Communications Services, Inc. preferred stock or common stock, AT&T Communications Services, Inc.'s board of directors may determine not to seek shareholder approval.

     Although we believe AT&T Communications Services, Inc.'s board of directors will have no intention of immediately doing so, it could issue a series of preferred stock that could, depending on the terms of the series, impede the completion of a merger, tender offer or other takeover attempt. AT&T Communications Services, Inc.'s board of directors will make any determination to issue the shares of preferred stock based on its judgment as to the best interests of AT&T Communications Services, Inc. and its shareholders. AT&T Communications Services, Inc.'s board of directors, in so acting, could issue preferred stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of AT&T Communications Services, Inc.'s board of directors, including a tender offer or other transaction that some, or a majority, of AT&T Communications Services, Inc. shareholders might believe to be in their best interests or in which AT&T Communications Services, Inc. shareholders might receive a premium for their stock over the then-current market price of AT&T Communications Services, Inc. common stock.

     We expect that, as of the completion of the spin-off, shares of Series A junior participating preferred stock, par value $.01 per share, of AT&T Communications Services, Inc. will be reserved for issuance upon exercise of the rights issued under AT&T Communications Services, Inc.'s rights agreement. For a more complete discussion of AT&T Communications Services, Inc.'s rights agreement, see "-- Rights Agreement."

     DIVIDEND POLICY

     Following completion of the spin-off, it is currently expected that AT&T Communications Services, Inc. will pay a total dividend equal to the current dividend payable on AT&T common stock, one-third of which will be allocated to AT&T Communications Services Inc. common stock and two-thirds of which will be allocated to the new Consumer Services Group tracking stock in a manner to be determined by the AT&T Communications Services, Inc.'s board of directors. The declaration of dividends by AT&T Communications Services Inc. and the amount thereof will be in the discretion of its board of directors and will depend upon its group's financial performance, the dividend policies and capital structures of comparable companies and its group's ongoing capital needs, AT&T Communications Services Inc.'s results of operations, financial condition, cash requirements and future prospects and other factors deemed relevant by its board of directors. Payment of dividends also may be restricted by loan agreements, indentures and other transactions that AT&T Communications Services Inc. enters into from time to time.

ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS OF AT&T COMMUNICATIONS SERVICES, INC.'S CHARTER AND BY-LAWS

     BOARD OF DIRECTORS

     AT&T Communications Services, Inc.'s charter will provide that, except as otherwise provided in any preferred stock designation relating to the rights of the holders of any class or series of preferred stock to elect additional directors under specified circumstances, the number of directors will be fixed from time to time exclusively by a resolution adopted by a majority of the total number of directors that AT&T Communications Services, Inc. would have if there were no vacancies, or the whole board, but shall not be less than three. AT&T Communications Services, Inc.'s directors, other than those who may be elected by the holders of any class or series of AT&T Communications Services, Inc. preferred stock having the right under a preferred stock designation to elect additional directors under specified circumstances, will be classified into three classes, as nearly equal in number as possible, one class originally to be elected for a term expiring at the annual meeting of shareholders to be held in 2003, another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 2004 and another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 2005, with each director to hold office until his or her successor is duly elected and qualified. Commencing with the 2003 annual meeting of shareholders, directors elected to succeed directors whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until such director's successor is duly elected and qualified.

     AT&T Communications Services, Inc.'s charter will provide that, except as otherwise provided in any preferred stock designation relating to the rights of the holders of any class or series of preferred

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stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on AT&T Communications Services, Inc.'s board of directors resulting from death, resignation, disqualification, removal or other cause will be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of AT&T Communications Services, Inc.'s board of directors, and not by the shareholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until the director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting AT&T Communications Services, Inc.'s board of directors will shorten the term of any incumbent director. Subject to the rights of any class or series of preferred stock having the right under a preferred stock designation to elect directors under specified circumstances, any director may be removed from office only for cause by the affirmative vote of the holders of at least a majority of the voting power of all voting stock then outstanding, voting together as a single class.

     These provisions would preclude a third party from removing incumbent directors and simultaneously gaining control of AT&T Communications Services, Inc.'s board of directors by filling the vacancies created by removal with its own nominees. Under the classified board provisions described above, it would take at least two elections of directors for any individual or group to gain control of AT&T Communications Services, Inc.'s board of directors. Accordingly, these provisions could discourage a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of AT&T Communications Services, Inc.

     NO SHAREHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS

     We expect AT&T Communications Services, Inc.'s charter and by-laws to provide that shareholders must effect any action required or permitted to be taken at a duly called annual or special meeting of shareholders, and that those actions may not be effected by any consent in writing by the shareholders. Except as otherwise required by law or by any preferred stock designation, special meetings of shareholders may be called only by a majority of the whole board of directors or by AT&T Communications Services, Inc.'s Chairman. No business other than that stated in the notice of meeting may be transacted at any special meeting. These provisions may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting of shareholders is called by AT&T Communications Services, Inc.'s board of directors or AT&T Communications Services, Inc.'s Chairman.

     ADVANCE NOTICE PROCEDURES

     We expect AT&T Communications Services, Inc.'s by-laws to establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of shareholders. These shareholder notice procedures will provide that only persons who are nominated by AT&T Communications Services, Inc.'s board of directors, or by a shareholder that was a shareholder of record at the time of giving notice and has given timely written notice to AT&T Communications Services, Inc.'s Secretary before the meeting at which directors are to be elected, will be eligible for election as directors. These shareholder notice procedures also will provide that, at an annual meeting, only the business as has been brought before the annual meeting by AT&T Communications Services, Inc.'s board of directors, or by a shareholder who has given timely written notice to AT&T Communications Services, Inc.'s Secretary of the shareholder's intention to bring the business before the annual meeting, may be conducted. Under these shareholder notice procedures, for notice of shareholder nominations to be made at, or for shareholders to bring other business before, an annual meeting, the notice must be received by AT&T Communications Services, Inc.'s Secretary not later than the close of business on the 90th calendar day nor earlier than the close of business on the 120th calendar day before the first anniversary of the

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preceding year's annual meeting, except that, if the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after this anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day before the annual meeting and not later than the close of business on the later of the 90th calendar day before the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting date is first made by AT&T Communications Services, Inc.

     Nevertheless, if the number of directors to be elected to AT&T Communications Services, Inc.'s board of directors is increased and there is no public announcement by AT&T Communications Services, Inc. naming all of the nominees for director or specifying the size of AT&T Communications Services, Inc.'s increased board of directors at least 100 calendar days before the first anniversary of the preceding year's annual meeting, a shareholder's notice also will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered not later than the close of business on the 10th calendar day following the day on which the public announcement is first made by AT&T Communications Services, Inc. Under these shareholder notice procedures, for notice of a shareholder nomination to be made at a special meeting at which directors are to be elected to be timely, the notice must be received by AT&T Communications Services, Inc. not earlier than the close of business on the 120th calendar day before the special meeting and not later than the close of business on the later of the 90th calendar day before the special meeting or the 10th calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by AT&T Communications Services, Inc.'s board of directors to be elected at the special meeting.

     In addition, under these shareholder notice procedures, a shareholder's notice to AT&T Communications Services, Inc. proposing to nominate a person for election as a director or relating to the conduct of business other than the nomination of directors will be required to contain some specified information. If the chairman of a meeting determines that an individual was not nominated, or other business was not brought before the meeting, in accordance with AT&T Communications Services, Inc. shareholder notice procedure, the individual will not be eligible for election as a director, or the business will not be conducted at the meeting, as the case may be.

     AMENDMENT

     We expect that AT&T Communications Services, Inc.'s charter will provide that the affirmative vote of the holders of at least 80% of AT&T Communications Services, Inc. voting stock then outstanding, voting together as a single class, is required to amend provisions of AT&T Communications Services, Inc.'s charter relating to shareholder action; the number, election and tenure of directors; the filling of vacancies; and the removal of directors. We expect AT&T Communications Services, Inc.'s charter to further provide that the related by-laws described above, including the shareholder notice procedure, may be amended only by the affirmative vote of a majority of the whole board or by the affirmative vote of the holders of at least 80% of the voting power of the outstanding shares of voting stock, voting together as a single class. We expect that the affirmative vote of holders of at least 50% of the voting power of outstanding shares of voting stock, voting as a single class, will be required to amend AT&T Communications Services, Inc.'s by-laws.

RIGHTS AGREEMENT

     We expect that AT&T Communications Services, Inc.'s board of directors will adopt a rights agreement on or before the completion of the spin-off. The rights have anti-takeover effects. The rights will cause substantial dilution to a person or group of persons that attempts to acquire AT&T Communications Services, Inc. on terms not approved by AT&T Communications Services, Inc.'s board of directors. The rights should not interfere with any merger or other business combination approved by AT&T Communications Services, Inc.'s board of directors before the time that a person

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or group has acquired beneficial ownership of a specified percentage of the voting power or shares of all AT&T Communications Services, Inc. common stock since the rights may be redeemed by AT&T Communications Services, Inc. at the redemption price until that time.

DELAWARE BUSINESS COMBINATION STATUTE

     Section 203 of the Delaware General Corporation Law, or DGCL, provides that, subject to some exceptions, an interested stockholder of a Delaware corporation shall not engage in any business combination, including mergers or consolidations or acquisitions of additional shares of the corporation, with the corporation for a three-year period following the date that the stockholder becomes an interested stockholder unless:

     - before the date of the business combination, the corporation's board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

     - upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding some shares; or

     - on or subsequent to that date, the business combination is approved by the corporation's board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least
       66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

     Except as otherwise specified in Section 203, an "interested stockholder" is defined to include:

     - any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately before the date of determination; and

     - the affiliates and associates of the stockholder.

     Under some circumstances, Section 203 makes it more difficult for a person that would be an interested stockholder to effect various business combinations with a corporation for a three-year period. AT&T Communications Services, Inc. is not expected to elect to be exempt from the restrictions imposed under
Section 203. The provisions of Section 203 may encourage persons interested in acquiring AT&T Communications Services, Inc. to negotiate in advance with AT&T Communications Services, Inc.'s board of directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approves either the business combination or the transaction that results in any person becoming an interested stockholder. These provisions also may have the effect of preventing changes in AT&T Communications Services, Inc.'s management. It is possible that these provisions could make it more difficult to accomplish transactions that AT&T Communications Services, Inc. shareholders may otherwise deem to be in their best interests.

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              COMPARISON OF RIGHTS OF HOLDERS OF AT&T COMMON STOCK
              AND AT&T COMMUNICATIONS SERVICES, INC. COMMON STOCK
                             FOLLOWING THE SPIN-OFF

     If you retain your shares of AT&T common stock upon completion of the spin-off, you will be a holder of AT&T Communications Services, Inc. common stock as well as AT&T common stock. The rights of holders of AT&T common stock are defined and governed by our charter and by-laws and the NYBCL. The rights of holders of AT&T Communications Services, Inc. common stock will be defined and governed by AT&T Communications Services, Inc.'s charter and by-laws and the DGCL.

     We summarize below the material differences between the rights of holders of AT&T common stock and AT&T Communications Services, Inc. common stock. We do not intend for this summary to be a complete statement of the rights of holders of AT&T Communications Services, Inc. common stock or a comprehensive comparison with the rights of the holders of AT&T common stock, or a complete description of the specific provisions referred to in this summary. We do not intend that this identification of specific differences is to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the NYBCL, the DGCL, our charter and by-laws and AT&T Communications Services, Inc.'s charter and by-laws. For information about how to obtain copies of documents, see "Other Information -- Where You Can Find More Information."

CHARTER AMENDMENTS

     Under the NYBCL, proposed charter amendments must be authorized by a corporation's board of directors and generally must be approved by vote of a majority of all outstanding shares entitled to vote on the amendment at a meeting of shareholders. The approval of a majority of the votes of all outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required to approve an amendment, whether or not the shareholders are otherwise entitled to vote on the amendment pursuant to the corporation's charter, that:

     - would decrease the par value of the shares of the class, change any shares of the class into a different number of shares of the same class or into the same or a different number of shares of a different class, alter or change the designation, relative rights, preferences or limitations of the shares of the class or provide new conversion rights or the alteration of any existing conversion rights, so as to affect them adversely;

     - would exclude or limit the voting rights of the shares of the class, except as such rights may be limited by voting rights given to new shares then being authorized of any existing or new class or series of shares; or

     - would subordinate the rights of the shares of the class by authorizing shares having preferences superior to the rights of the existing shares.

     If an amendment would have any of the effects discussed in the last sentence of the previous paragraph only on one or more series of any class so as to affect them adversely, but would not affect the remainder of the class, then only the shares of the series affected by the amendment would be entitled to vote as a separate class on the amendment.

     Under the DGCL, unless a corporation's charter requires a greater vote, an amendment requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote on the amendment and a majority of the voting power of the outstanding stock of any class entitled to vote on the amendment separately as a class.

     Except as described below, if an amendment would change the aggregate number of authorized shares of any class of capital stock, the par value of the shares of any class of capital stock, or alter or change the powers, preferences or special rights of the shares of any class of capital stock so as to affect them adversely, the DGCL requires that the amendment be approved by the holders of a majority of the outstanding shares of the affected class, voting separately as a class, whether or not

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the class is entitled to vote on the amendment by the corporation's charter. If an amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not affect the remainder of the class, then only the shares of the series so affected would be entitled to vote as a separate class on the amendment. The authorized number of shares of any class of stock may be increased or decreased (but may not be decreased below the number of outstanding shares in the class) without a separate vote of stockholders of the class if so provided in the corporation's original charter or in any amendment that created the class of stock or that was adopted prior to the issuance of any shares of the class, or in an amendment authorized by a majority vote of the holders of shares of the class.

BY-LAW AMENDMENTS

     Under the NYBCL, except as otherwise provided in a corporation's charter, a corporation's by-laws may be amended, repealed or adopted by a majority of the votes cast by the shares entitled to vote in the election of any directors. When provided in a corporation's charter or a corporation's by-law adopted by the shareholders, by-laws also may be amended, repealed or adopted by the corporation's board of directors by the vote specified, which vote may be greater than the vote otherwise prescribed by the NYBCL, but any by-law adopted by the corporation's board of directors may be amended or repealed by the shareholders as provided by the NYBCL. Our by-laws may be amended by our shareholders at any meeting of shareholders, or by our board of directors at any meeting by a majority vote of our full board of directors or at two successive meetings by a majority vote of our directors present, provided that a quorum is present.

     Under the DGCL, the power to adopt, alter and repeal a corporation's by-laws is vested in the stockholders, except to the extent that the corporation's charter vests concurrent power in the corporation's board of directors. AT&T Communications Services, Inc.'s charter will vest the power to make, alter or repeal AT&T Communications Services, Inc.'s by-laws with AT&T Communications Services, Inc.'s board of directors.

BUSINESS COMBINATIONS

     Generally, under the DGCL, the approval by the affirmative vote of the holders of a majority of the outstanding stock or, if the certificate of incorporation provides for more or less than one vote per share, a majority of the votes of the outstanding stock, of a corporation entitled to vote on the matter is required to complete a merger or consolidation or sale, lease or exchange of all or substantially all the corporation's assets.

     AT&T Communications Services Inc.'s charter will not contain a provision related to voting on a merger or consolidation or sale, lease or exchange of all or substantially all of the corporation's assets.

     Under the NYBCL, a plan of merger or consolidation, a plan of share exchange or the sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation must be approved:

     - in the case of corporations like AT&T that were in existence on February 22, 1998 and that do not expressly provide in their certificates of incorporation for majority approval of these transactions, by two-thirds of the votes of all outstanding shares entitled to vote on the transaction; and

     - in the case of all other corporations, by a majority of the votes of all outstanding shares entitled to vote on the transaction.

     AT&T is seeking an amendment at its 2001 Annual Meeting to its charter to provide for majority approval of these types of transactions.

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     The NYBCL also provides that the holders of shares of a class, or series of a class, of capital stock of a corporation will be entitled to vote together and to vote as a separate class on any merger or consolidation in which:

     - the holder's shares will remain outstanding after the merger or consolidation or will be converted into the right to receive shares of stock of the surviving or consolidated corporation or another corporation; and

     - the charter of the surviving or consolidated corporation or other corporation immediately after the merger or consolidation is effective:

        (1) will contain any provision that is not contained in the charter of the pre-merger corporation; and

        (2) if the provision was contained in an amendment to the pre-merger charter, the shareholders would be entitled to vote as a separate class under the procedures of the NYBCL for class voting on charter amendments discussed under "-- Charter Amendments."

STATE TAKEOVER LEGISLATION

  DELAWARE BUSINESS COMBINATION LAW

     For a description of the Delaware Business Combination Law, see "Description of Capital Stock of AT&T Communications Services, Inc. Following the Spin-off -- Delaware Business Combination Statute."

  NEW YORK BUSINESS COMBINATION LAW

     Section 912 of the NYBCL prohibits any "business combination" (defined to include a variety of transactions, including mergers, sales or dispositions of assets, issuances of stock, liquidations, reclassifications and benefits from the corporation, including loans or guarantees) with, involving or proposed by any "interested shareholder" for a period of five years after the date on which the interested shareholder became an interested shareholder. "Interested shareholder" is defined generally as any person who, directly or indirectly, beneficially owns 20% or more of the outstanding voting stock of a New York corporation. These restrictions do not apply, however, to any business combination with an interested shareholder if the business combination, or the purchase of stock by the interested shareholder that caused the shareholder to become an interested shareholder, was approved by the board of directors of the New York corporation prior to the date on which the interested shareholder became an interested shareholder. After the five-year period, a business combination between a New York corporation and the interested shareholder is prohibited unless either the "fair price" provisions set forth in Section 912 are complied with or the business combination is approved by a majority of the outstanding voting stock not beneficially owned by the interested shareholder or its affiliates and associates.

     A New York corporation may adopt an amendment to its by-laws, approved by the affirmative vote of a majority of votes of the outstanding voting stock, excluding the voting stock of interested shareholders and their affiliates and associates, expressly electing not to be governed by Section 912. The amendment will not, however, be effective until 18 months after the shareholder vote and will not apply to any business combination with a shareholder who was an interested shareholder on or prior to the effective date of the amendment. AT&T's by-laws do not contain a provision electing not to be governed by Section 912.

APPRAISAL RIGHTS

     Except as otherwise provided by the NYBCL, shareholders of a New York corporation whose shares are not listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc.,

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or NASD, have the right to dissent and receive payment of the fair value of their shares, if the corporation:

     - amends or changes its charter in a manner that adversely affects their shares;

     - is involved in a merger or consolidation of a specified type; or

     - sells, leases, exchanges or otherwise disposes of all or substantially all of its assets or effects an exchange of its shares.

     Under the DGCL, except as otherwise provided by the DGCL, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the DGCL, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

     - listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the NASD; or

     - held of record by more than 2,000 stockholders; and

     - in each case, the consideration the stockholders receive for their shares in a merger or consolidation consists solely of:

        -- shares of stock of the corporation surviving or resulting from the merger or consolidation,

        -- shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange, or designated as a national market system security on an inter-dealer quotation system by the NASD or held of record by more than 2,000 stockholders,

        -- cash in lieu of fractional shares of the corporations described in the two immediately preceding points, or

        -- any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding points.

PREEMPTIVE RIGHTS

     Under the NYBCL, except as otherwise provided in the NYBCL or in a corporation's charter, holders of equity shares of any corporation incorporated prior to February 22, 1998, like AT&T, are granted preemptive rights. Our charter provides that no holder of AT&T common stock has any preemptive rights.

     Under the DGCL, a stockholder does not possess preemptive rights unless preemptive rights are specifically granted in a corporation's charter. AT&T Communications Services, Inc.'s charter does not provide for preemptive rights to shareholders.

REDEMPTION OF CAPITAL STOCK

     Under the NYBCL, subject to several limitations, a corporation's charter may provide for one or more classes or series of shares to be redeemable at the option of the corporation, the holders of the class or series, other persons or upon the happening of specified events for cash, other property, debt or other securities of the same or another corporation, at the time or times, price or prices, or rate or rates, and with any adjustments, that are stated in the corporation's charter.

     Under the DGCL, subject to several limitations, a corporation's capital stock may be made subject to redemption by the corporation at its option, at the option of its stockholders or otherwise.

DIVIDENDS

     Under the NYBCL, a corporation may declare and pay dividends or make other distributions, except when it is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the corporation's charter. Except as

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otherwise provided in the NYBCL, dividends may be declared and paid and other distributions may only be made out of surplus, so that the net assets of the corporation remaining after the declaration, payment or distribution must at least equal the amount of its stated capital. A corporation may declare and pay dividends or make other distributions, except when it is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the corporation's charter.

     Under the DGCL, a corporation's board of directors may authorize the corporation to declare and pay dividends and other distributions to its stockholders, subject to any restrictions contained in the corporation's charter, either out of surplus, or, if there is no surplus, out of net profits for the current or preceding fiscal year in which the dividend is declared. However, a distribution out of net profits is not permitted if a corporation's capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until the deficiency has been repaired.

SHAREHOLDER ACTION

     The NYBCL provides that shareholder action may be taken without a meeting of shareholders upon the written consent of the holders of all outstanding shares entitled to vote, and also allows, if a corporation's charter permits, shareholder action without a meeting of shareholders upon the written consent of holders of outstanding shares having at least the minimum number of votes that would be necessary to authorize the action at a meeting of shareholders at which all shares entitled to vote upon the action were present and voted. Our charter does not contain this type of a provision.

     Under the DGCL, unless otherwise provided in a corporation's charter, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting of stockholders, without prior notice and without a vote, if a written consent setting forth the action taken is signed by the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders at which all shares entitled to vote upon the action were present and voted.

     AT&T Communications Services, Inc.'s charter will provide that no action required or permitted to be taken at a meeting of shareholders may be taken without a meeting of shareholders, and the power of shareholders to consent in writing without a meeting of shareholders is specifically denied.

SHAREHOLDER BUSINESS AND NOMINATIONS

     Our by-laws require that, for a shareholder to properly bring business before or nominate directors at an annual meeting of shareholders, the shareholder generally must have delivered written notice to us containing the information specified in our by-laws not less than 90 and no more than 120 days prior to the first anniversary of the preceding year's annual meeting of shareholders. This requirement is in addition to the requirements that a shareholder must meet to have a shareholder proposal included in our proxy statement under SEC Rule 14a-8.

     AT&T Communications Services, Inc.'s by-laws will contain comparable procedures for shareholder nominations of directors and shareholder proposals.

SPECIAL MEETINGS

     The NYBCL provides that, if, for a period of one month after the date fixed by or under a corporation's by-laws for the annual meeting of shareholders or, if no date has been so fixed, for a period of 13 months after the last annual meeting of shareholders, there is a failure to elect a sufficient number of directors to conduct the corporation's business, the corporation's board of directors must call a special meeting of shareholders for the election of directors. If the corporation's board of directors does not call a special meeting of shareholders within two weeks after the expiration of the 13-month period or if it is called but directors are not elected for a period of two months after the expiration of the 13-month period, holders of 10% of the votes of the shares entitled to vote in an election of directors may, in writing, demand the call of a special meeting of shareholders for the election of directors. The NYBCL provides that a corporation's board of directors or any person authorized by a corporation's charter or by-laws may call a special meeting of shareholders.

     Our by-laws provide that only our Chairman or our board of directors may call a special meeting of shareholders.

     The DGCL provides that a special meeting of stockholders may be called by the corporation's board of directors or by any person or persons as may be authorized by a corporation's charter or by-laws. AT&T Communications Services, Inc.'s by-laws will provide that special meetings of shareholders may be called only by AT&T Communications Services, Inc.'s board of directors.

CUMULATIVE VOTING

     Under the NYBCL, a corporation's charter may provide that in all elections of directors each shareholder is entitled to cumulative voting. AT&T's charter does not provide for cumulative voting in the election of directors.

     Under the DGCL, a corporation's charter may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulative voting. AT&T Communications Services, Inc.'s charter will not contain a provision relating to cumulative voting.

SIZE OF THE BOARD; STAGGERED BOARD

     Subject to several limitations, the NYBCL permits the number of directors of a corporation to be fixed by the corporation's by-laws, by action of the shareholders or by action of the corporation's board of directors under the specific provision of a by-law adopted by the shareholders. The number of directors may be increased or decreased, subject to several limitations set forth in the NYBCL. At each annual meeting of shareholders, directors are to be elected to hold office until the next annual meeting of shareholders, except as described below for corporations with staggered boards. The NYBCL also permits a corporation's charter, or the specific provisions of a by-law adopted by the shareholders, to provide that directors be divided into either two, three or four classes. All classes must be as nearly equal in number as possible. The term of office of one class of directors shall expire each year, with the terms of office of no two classes expiring the same year. Recent amendments to the NYBCL delete the requirement of at least three directors in any class. Our charter provides that the number of directors shall be as provided for in our by-laws. Our by-laws provide that the number of directors shall be not less than 10 and no more than 25, the exact number of directors to be fixed and determined by the vote of a majority of our entire board of directors. We do not have a classified board of directors.

     The DGCL permits a corporation's charter or by-laws to contain provisions governing the number and terms of directors. However, if the corporation's charter contains provisions fixing the number of directors, the number may not be changed without amending the corporation's charter. The DGCL also permits a corporation's charter or a by-law adopted by the stockholders to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. The DGCL further permits a corporation's charter to confer upon holders of any class or series of stock the right to elect one or more directors to serve for the terms and have the voting powers contained in the corporation's charter. The terms of office and voting powers of directors so elected may be greater or less than those of any other director or class of directors.

REMOVAL OF DIRECTORS

     The NYBCL provides that any or all of a corporation's directors may be removed for cause by a vote of its shareholders, and, if the corporation's charter or the specific provisions of a by-law adopted by its shareholders provides, a director may be removed for cause by action of the corporation's board of directors. An action to procure a judgment removing a director for cause may be brought by the Attorney General of the State of New York or by the holders of 10% of the outstanding shares, whether or not entitled to vote. If the corporation's charter or by-laws provide, any or all of the directors may be removed without cause by vote of the corporation's shareholders.

     The removal of directors, with or without cause, is subject to the following:

     - in the case of a corporation having cumulative voting, no director may be removed when the votes cast against the director's removal would be sufficient to elect the director if voted cumulatively; and

     - if a director is elected by the holders of shares of any class or series, that director may be removed only by the applicable vote of the holders of the shares of that class or series voting as a class.

Neither our charter nor our by-laws provide that our directors may be removed without cause by our common shareholders or by our board of directors.

     The DGCL provides that directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that:

     - members of a classified board of directors may be removed only for cause, unless the corporation's charter provides otherwise; and

     - in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which the director is a part.

     AT&T Communications Services, Inc.'s charter will provide that, subject to the rights of any class or series of preferred stock having the right under a preferred stock designation to elect directors under specified circumstances, any director may be removed from office only for cause by the affirmative vote of the holders of at least a majority of the voting power of all voting stock then outstanding, voting together as a single class.

VACANCIES

     Under the NYBCL, newly created directorships resulting from an increase in the number of directors and vacancies occurring on a corporation's board of directors for any reason, except the removal of directors without cause, may be filled by vote of the corporation's board of directors. Unless a corporation's charter or by-laws provide otherwise, a vacancy in a directorship elected by holders of a particular class of shares shall be filled by the vote of the other directors elected by holders of the same class of shares. However, a corporation's charter or by-laws may provide that these newly created directorships or vacancies are to be filled by vote of the shareholders. Unless a corporation's charter or the specific provisions of a by-law adopted by the shareholders provide that the corporation's board of directors may fill vacancies occurring on the corporation's board of directors by reason of the removal of directors without cause, these vacancies may be filled only by vote of the shareholders. A director elected to fill a vacancy, unless elected by the shareholders, will hold office until the next meeting of shareholders at which the election of directors is in the regular order of business and until his or her successor has been elected and qualified. Notwithstanding the foregoing, unless otherwise provided in a corporation's charter or by-laws, whenever the holders of one or more classes or series of shares are entitled to elect one or more directors by the corporation's charter, any vacancy that may be filled by the corporation's board of directors or a majority of the directors then in office shall be filled by a majority of the directors then in office that were elected by such class or series. Our by-laws provide that any vacancy on our board of directors may be filled by a majority vote of the remaining directors, though less than a quorum.

     Under the DGCL, unless otherwise provided in a corporation's charter or by-laws, vacancies on a corporation's board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. However, in the case of a classified board of directors, vacancies and newly created directorships may be filled by a majority of the directors elected by the class or by the sole remaining director so elected. Directors elected to fill vacancies or newly created directorships on a classified board of directors hold office until the next election of the class for which the directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time any vacancy or newly created directorship is filled, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for the directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

     AT&T Communications Services, Inc.'s by-laws will provide that any vacancies on AT&T Communications Services, Inc.'s board of directors, including a vacancy created by an increase in the number of directors, may be filled for the unexpired term by a majority vote of the remaining directors, though less than a quorum.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Under the NYBCL, a corporation may indemnify its directors and officers that are made, or are threatened to be made, a party to any action or proceeding, except for shareholder derivative suits, against judgments, fines, amounts paid in settlement and reasonable expenses incurred as a result of the action or proceeding if the director or officer acted in good faith, for a purpose that he or she reasonably believed to be in the best interests of the corporation or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation. In criminal proceedings, in addition to the preceding conditions, the director or officer must not have had reasonable cause to believe that his or her conduct was unlawful. In the case of shareholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose that he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that, in either case, no indemnification may be made in respect of:

     - a threatened action, or an action that is settled or otherwise disposed of; or

     - any claim, issue or matter as to which the individual has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines, upon application, that, in view of all the circumstances of the case, the individual is fairly and reasonably entitled to indemnity for that portion of the settlement amount and expenses as the court deems proper.

     Any individual who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the applicable standard of conduct by the disinterested directors if a quorum is available, or if the quorum so directs or is unavailable, by a corporation's board of directors upon the written opinion of independent legal counsel, or the shareholders.

     A corporation may advance expenses incurred by a director or officer in defending any action or proceeding prior to its final disposition upon receipt of an undertaking by or on behalf of the officer or director to repay the advance to the extent the advance exceeds the indemnification to which the officer or director is entitled.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in a corporation's charter or by-laws, or, when authorized by a corporation's charter or by-laws contained in:

     - a resolution of shareholders,

     - a resolution of directors, or

     - an agreement providing for indemnification;

provided that indemnification may not be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     Our by-laws provide that we are authorized, to the fullest extent permitted by applicable law, to provide indemnification and to advance expenses to our directors and officers by resolution of shareholders or directors or by an agreement providing for indemnification, in each case, for claims, actions, suits or proceedings based on, arising from, relating to or by reason of the fact that any director or officer serves or served in such capacity with AT&T, or at our request, in any capacity with any other enterprise.

     We have entered into indemnification agreements with some of our officers and directors in accordance with our by-laws.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling AT&T under the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     The DGCL generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The determination must be made, in the case of an individual who is a director or officer at the time of determination, by:

     - a majority of the directors who are not parties to the action, suit or proceeding, even though less than a quorum;

     - a committee of directors who are not parties to the action, suit or proceeding, designated by a majority vote of these directors who are not parties to the action, suit or proceeding, even though less than a quorum;

     - independent legal counsel, in a written opinion; or

     - a majority vote of the stockholders, at a meeting of stockholders at which a quorum is present.

     Without court approval, however, an individual may not be indemnified in any claim, issue or matter in a derivative action as to which the individual is adjudged liable to the corporation. The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. The DGCL permits a corporation to advance expenses incurred in the defense of any proceeding to directors and officers contingent upon an undertaking by or on behalf of the individuals to repay any advances if it is determined ultimately that the individuals are not entitled to be indemnified. Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are nonexclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by law, agreement, or vote of stockholders, disinterested directors or otherwise.

     AT&T Communications Services, Inc.'s charter and by-laws will provide that its officers and directors (and the heirs, executors and administrators of these officers and directors) will be indemnified to the fullest extent permitted by Delaware law.

LIMITATION OF PERSONAL LIABILITY OF OFFICERS AND DIRECTORS

     The NYBCL provides that a corporation's charter may contain a provision eliminating or limiting a director's personal liability to the corporation or its shareholders for damages for any breach of duty in his or her capacity as a director. However, a corporation's charter may not contain a provision that eliminates or limits a director's liability:

     - if a judgment or other final adjudication adverse to the director establishes that the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, that the director personally gained, in fact, a financial profit or other advantage to which the director was not legally entitled, or that the director's acts violated certain provisions of the NYBCL; or

     - for any act or omission that occurred before the provision limiting director liability was adopted.

     Our charter provides that directors will not be personally liable to AT&T or any of our shareholders for damages for any breach of duty as a director. However, a director's liability will not be eliminated or limited:

     - if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or that his or her acts violated Section 719 of the NYBCL (which includes declaration of dividends, purchase of capital stock, distribution of assets to shareholders after dissolution of the corporation and loans to directors to the extent contrary to New York law); or

     - for any act or omission that occurred before the provision limiting director liability was adopted by our shareholders.

     The DGCL provides that a corporation's charter may include a provision limiting a director's personal liability to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. However, the charter may not contain a provision that eliminates or limits a director's liability for:

     - any breach of the director's duty of loyalty to the corporation or its stockholders;

     - acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

     - violation of certain provisions of the DGCL;

     - any transaction from which the director derived an improper personal benefit; or

     - any act or omission that occurred before the provision limiting director liability was adopted.

     AT&T Communications Services, Inc.'s charter will provide that, subject to the limitations in the preceding paragraph, no director will be personally liable to AT&T Communications Services, Inc. or its shareholders for monetary damages for breach of fiduciary duty as a director for any act or omission.

                STOCK OWNERSHIP OF AT&T MANAGEMENT AND DIRECTORS

     The following table sets forth information concerning the beneficial ownership of AT&T common stock, AT&T Wireless Group tracking stock, Class A Liberty Media Group tracking stock, and Class B Liberty Media Group tracking stock as of January 1, 2001 for (a) each current director elected to our board of directors in 2000 and each nominee for election as a director in 2001; (b) each of the officers named in the Summary Compensation Table set forth under "AT&T Executive Compensation," and not listed as a director; and (c) directors and executive officers as a group. No director or executive officer owns any AT&T preferred stock. Except as otherwise noted, the nominee or family members had sole voting and investment power with respect to such securities. The number of shares of Class A Liberty Media Group tracking stock and Class B Liberty Media Group tracking stock reflects the two-for-one stock split paid on June 9, 2000.

                                                                                                                      PERCENT
                                                                     BENEFICIALLY           DEFERRAL                    OF
NAME                                TITLE OF STOCK CLASS                OWNED               PLANS(1)       TOTAL       CLASS
----                     ------------------------------------------  ------------          ----------   -----------   -------
(A)
C. Michael
  Armstrong(2).........  AT&T common stock                             1,112,025(3)            15,729     1,127,754        *
                         AT&T Wireless Group tracking stock               47,687(3)                 0        47,687        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Kenneth T. Derr........  AT&T common stock                                 5,450                9,462        14,912        *
                         AT&T Wireless Group tracking stock               24,785(4)                 0        24,785        *
                         Class A Liberty Media Group tracking stock        5,645                    0         5,645        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
M. Kathryn
  Eickhoff(5)..........  AT&T common stock                                 7,000                6,837        13,837        *
                         AT&T Wireless Group tracking stock                4,125(4)                 0         4,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Walter Y. Elisha.......  AT&T common stock                                16,643               34,503        51,146        *
                         AT&T Wireless Group tracking stock               13,125(4)                 0        13,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
George M.C. Fisher.....  AT&T common stock                                15,000               10,885        25,885        *
                         AT&T Wireless Group tracking stock               13,125(4)                 0        13,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Donald V. Fites........  AT&T common stock                                 4,500                8,721        13,221        *
                         AT&T Wireless Group tracking stock               13,125(4)                 0        13,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Amos B. Hostetter,
  Jr.(6)...............  AT&T common stock                            53,529,753(7)             3,652    53,533,405     1.42%
                         AT&T Wireless Group tracking stock               31,935(4)                 0        31,935        *
                         Class A Liberty Media Group tracking stock    1,103,600                    0     1,103,600        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Ralph S. Larsen........  AT&T common stock                                 4,800               15,039        19,839        *
                         AT&T Wireless Group tracking stock                8,125(4)                 0         8,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
John C. Malone(8)......  AT&T common stock                            26,377,706(9)(10)         2,505    26,380,211        *
                         AT&T Wireless Group tracking stock               27,910(4)                 0        27,910        *
                         Class A Liberty Media Group tracking stock    6,837,578(9)(10)             0     6,837,578        *
                         Class B Liberty Media Group tracking stock  196,256,844(9)(10)(11)         0   196,256,844    95.17%
Donald F. McHenry......  AT&T common stock                                 4,863               10,852        15,715        *
                         AT&T Wireless Group tracking stock                5,125(4)                 0         5,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *

                                                                                                                      PERCENT
                                                                     BENEFICIALLY           DEFERRAL                    OF
NAME                                TITLE OF STOCK CLASS                OWNED               PLANS(1)       TOTAL       CLASS
----                     ------------------------------------------  ------------          ----------   -----------   -------
(a)
Louis A. Simpson.......  AT&T common stock                               144,869(12)            1,673       146,542        *
                         AT&T Wireless Group tracking stock                2,500(13)                0         2,500        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Michael I. Sovern......  AT&T common stock                                 2,400                7,739        10,139        *
                         AT&T Wireless Group tracking stock                7,125(4)                 0         7,125        *
                         Class A Liberty Media Group tracking stock        3,000                    0         3,000        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Sanford I. Weill.......  AT&T common stock                                75,000                2,697        77,697        *
                         AT&T Wireless Group tracking stock               23,125(4)                 0        23,125        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Masaki Yoshikawa(14)...  AT&T common stock                                     0                    0             0        *
                         AT&T Wireless Group tracking stock                    0                    0             0        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
John D. Zeglis.........  AT&T common stock                             1,224,360(15)          206,307     1,430,667        *
                         AT&T Wireless Group tracking stock              478,850(15)                0       478,850        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
(b)
Daniel E. Somers.......  AT&T common stock                               321,206(16)           24,681       345,887        *
                         AT&T Wireless Group tracking stock               22,187(16)                0        22,187        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Charles H. Noski.......  AT&T common stock                               618,940(17)           55,034       806,582        *
                         AT&T Wireless Group tracking stock               21,875(17)                0        21,875        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
Frank Ianna............  AT&T common stock                               428,004(18)            9,204       437,209        *
                         AT&T Wireless Group tracking stock               22,218(18)                0        22,218        *
                         Class A Liberty Media Group tracking stock            0                    0             0        *
                         Class B Liberty Media Group tracking stock            0                    0             0        *
(c)
Directors and..........  AT&T common stock                             6,086,155(19)          478,064    86,564,219     2.29%
Executive Officers       AT&T Wireless Group tracking stock              858,695(19)                0       858,695        *
as a group               Class A Liberty Media Group tracking stock    7,949,823                    0     7,949,823        *
                         Class B Liberty Media Group tracking stock  196,256,844                    0   196,256,844    95.17%

------------------------
  *  Less than one percent.

 (1) Share units held in deferred compensation accounts that do not constitute beneficially owned securities.

 (2) Also beneficially owns 10,000 shares of Excite@Home Series A common stock. At December 31, 2000, AT&T had an approximate 23% economic interest and a 74% voting interest in Excite@Home.

 (3) Includes beneficial ownership of 903,210 shares of AT&T common stock and 47,687 shares of AT&T Wireless Group tracking stock, both of which may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

 (4) Includes beneficial ownership of 3,125 shares that may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

 (5) Includes 2,000 shares of AT&T common stock and 600 shares of AT&T Wireless Group tracking stock held by a trust, as to which Ms. Eickhoff has disclaimed beneficial ownership. Also beneficially owns 500 shares of Excite@Home Series A common stock. At December 31, 2000, AT&T had an approximate 23% economic interest and a 74% voting interest in Excite@Home.

 (6) Also beneficially owns 4,216 shares of Excite@Home Series A common stock. At December 31, 2000, AT&T had an approximate 23% economic interest and a 74% voting interest in Excite@Home.

 (7) Includes 9,720,739 shares of AT&T common stock as to which Mr. Hostetter has disclaimed beneficial ownership.

 (8) Also beneficially owns 18,276 shares of Excite@Home Series A common stock. At December 31, 2000, AT&T had an approximate 23% economic interest and a 74% voting interest in Excite@Home.

 (9) Includes beneficial ownership of the following shares which may be acquired within 60 days pursuant to stock options granted in tandem with SARs: (a) 325,794 shares of AT&T common stock; (b) 5,048,920 shares of Class A Liberty Media Group tracking stock; and (c) 3,494,400 shares of Class B Liberty Media Group tracking stock.

(10) Includes 1,004,620 shares of AT&T common stock, 50,904 shares of Class A Liberty Media Group tracking stock, and 3,409,436 shares of Class B Liberty Media Group tracking stock held by Dr. Malone's wife, Mrs. Leslie Malone, as to which Dr. Malone has disclaimed beneficial ownership, and includes 721,564 shares of AT&T common stock held by the Malone Foundation.

(11) In connection with the TCI merger, TCI assigned to Liberty Media Group its rights under a call agreement with Dr. Malone and Dr. Malone's wife and a call agreement with the estate of Bob Magness, the Estate of Betsy Magness, Gary Magness (individually and in certain representative capacities) and Kim Magness (individually and in certain representative capacities). As a result, Liberty Media Group has the right, under certain circumstances, to acquire the Class B Liberty Media Group tracking stock owned by the Malones and the Magness group. Further, in connection with the TCI merger, TCI assigned to Liberty Media Group its rights under a shareholders agreement with the Magness group and the Malones, pursuant to which, among other things, Dr. Malone has an irrevocable proxy, under certain circumstances, to vote the Class B Liberty Media Group tracking stock or any super voting class of equity securities issued by Liberty Media Group held by the Magness group. As a result of certain provisions of the shareholders agreement referred to above, Dr. Malone's beneficial ownership of Class B Liberty Media Group tracking stock includes 95,582,332 shares held by the Magness group. See footnotes 6, 7, 8 and 9 under "Ownership of Voting Securities in Excess of Five Percent by Beneficial Owners."

(12) Includes beneficial ownership of 62,631 shares that may be acquired within 60 days pursuant to an existing MediaOne stock option that was converted into a fully vested option for AT&T common stock expiring on June 16, 2008 at an exercise price of $18.9446.

(13) Includes beneficial ownership of 2,500 shares that may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

(14) Effective March 21, 2001, Mr. Yoshikawa was elected to our board of directors.

(15) Includes beneficial ownership of 1,216,217 shares of AT&T common stock and 468,750 shares of AT&T Wireless Group tracking stock, both of which shares may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

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

(16) Includes beneficial ownership of 319,500 shares of AT&T common stock and 21,187 shares of AT&T Wireless Group tracking stock, both of which shares may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

(17) Includes beneficial ownership of 439,042 shares of AT&T common stock and 19,875 shares of AT&T Wireless Group tracking stock, both of which shares may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

(18) Includes beneficial ownership of 415,796 shares of AT&T common stock and 17,218 shares of AT&T Wireless Group tracking stock, both of which shares may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

(19) Includes beneficial ownership of 4,801,675 shares of AT&T common stock and 679,840 shares of AT&T Wireless Group tracking stock, both of which shares may be acquired within 60 days pursuant to stock options awarded under employee incentive compensation plans.

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

            OWNERSHIP OF VOTING SECURITIES IN EXCESS OF FIVE PERCENT
                              BY BENEFICIAL OWNERS

     The following table sets forth information as to the beneficial ownership of AT&T common stock, AT&T Wireless Group tracking stock, AT&T Wireless Group preferred tracking stock, Class A Liberty Media Group tracking stock, and Class B Liberty Media Group tracking stock by each person or group known by AT&T, based on filings pursuant to Section 13(d) or (g) under the Exchange Act, to own beneficially more than 5% of the outstanding shares of AT&T common stock, AT&T Wireless Group tracking stock, Class A Liberty Media Group tracking stock or Class B Liberty Media Group tracking stock as of January 1, 2001. The number of shares of Class A Liberty Media Group tracking stock and Class B Liberty Media Group tracking stock reflects the two-for-one stock split paid on June 9, 2000.

NAME AND ADDRESS OF                                                           NUMBER OF    PERCENT OF
BENEFICIAL OWNER                           TITLE OF STOCK CLASS                SHARES        CLASS
-------------------            --------------------------------------------  -----------   ----------
NTT DoCoMo, Inc(1)             AT&T Preferred Stock                              896,008       100%
  Sanno Park Tower,            AT&T Wireless Group tracking stock            448,004,162     55.32%
  11-1, Nagata-cho 2-chome,
  Chiyoda-ku
  Tokyo 100-6150, Japan
AXA(2)(3)                      AT&T Wireless Group tracking stock            136,725,587     37.79%
  9 Place Vendome              Class A Liberty Media Group tracking stock    251,926,535     10.66%
  75001 Paris, France
FMR Corp.,                     AT&T Wireless Group tracking stock             30,912,803      8.54%
  Edward C. Johnson 3d
  and Abigail P. Johnson(4)
  82 Devonshire Ave
  Boston, MA 02109
Janus Capital Corporation and  Class A Liberty Media Group tracking stock    120,095,676      5.08%
  Thomas H. Bailey(5)
  100 Fillmore Street
  Denver, CO 80206
Gary Magness(6)                AT&T common stock                              56,211,956      1.49%
  c/o Baker & Hostetler LLP    Class A Liberty Media Group tracking stock    131,965,136      5.58%
  Suite 1100                   Class B Liberty Media Group tracking stock     93,954,636     45.56%
  303 East 17th Avenue
  Denver, CO 80203
Kim Magness(7)                 AT&T common stock                              56,089,908      1.49%
  c/o Baker & Hostetler LLP    Class A Liberty Media Group tracking stock    131,581,360      5.57%
  Suite 1100                   Class B Liberty Media Group tracking stock     94,109,904     45.64%
  303 East 17th Avenue
  Denver, CO 80203
Estate of Bob Magness(8)       AT&T common stock                              40,866,614      1.09%
  c/o Baker & Hostetler LLP    Class A Liberty Media Group tracking stock     97,183,024      4.11%
  Suite 1100                   Class B Liberty Media Group tracking stock     70,850,112     34.36%
  303 East 17th Avenue
  Denver, CO 80203
Magness Securities, LLC(9)     AT&T common stock                              14,181,380      0.38%
  c/o Baker & Hostetler LLP    Class A Liberty Media Group tracking stock     31,128,720      1.32%
  Suite 1100                   Class B Liberty Media Group tracking stock     21,632,096     10.49%
  303 East 17th Avenue
  Denver, CO 80203

-------------------------

(1) According to a Schedule 13D filed on January 8, 2001 by Nippon Telegraph and Telephone Corporation on its own behalf and on behalf of DoCoMo and DCM Capital USA (UK) Limited, DoCoMo agreed to acquire shares of a new series of AT&T Wireless Group preferred tracking stock from AT&T that are convertible into shares of AT&T Wireless Group tracking stock and to acquire warrants to acquire additional shares of AT&T Wireless Group preferred tracking stock that are also convertible into shares of AT&T Wireless Group tracking stock. Nippon owns approximately 67% of the outstanding shares of DoCoMo, which in turn owns

     100% of the voting shares of DCM Capital. Upon finalization of the agreement, on January 22, 2001, DoCoMo purchased 812,511,778 shares of AT&T Wireless Group preferred tracking stock convertible into 406,255,889 shares of AT&T Wireless Group tracking stock and 83,496,546 warrants convertible into 41,748,273 additional shares of AT&T Wireless Group preferred tracking stock. Nippon, DoCoMo and DCM Capital beneficially own and have shared voting and dispositive power with respect to 896,008 shares of AT&T Wireless Group preferred tracking stock, convertible into 448,004,162 shares of AT&T Wireless Group tracking stock. The AT&T Wireless Group preferred tracking stock and the warrants represent approximately 17.4% of the economic interest in AT&T Wireless Group. DoCoMo and DCM Capital share the same address. Nippon is located at 3-1 Otemachi 2-chome, Chiyoda-ku Tokyo 100-8116, Japan.

(2) According to a Schedule 13G/A jointly filed on February 12, 2001 by AXA Assurances I.A.R.d. Mutuelle, or IARD, AXA Assurances Vie Mutuelle, or AAVM, AXA Conseil Vie Assurance Mutuelle, or ACVAM, AXA Courtage Assurance Mutuelle, or ACAM, AXA, or AXA, and AXA Financial, Inc., or AFI: (a) IARD, AAVM, ACVAM, ACAM, and AXA each beneficially own 136,725,587 shares of AT&T Wireless Group tracking stock and have sole voting power with respect to 54,896,309 shares, shared voting power with respect to 53,171,158 shares, sole dispositive power with respect to 136,704,229 shares, and shared dispositive power with respect to 21,358 shares, including the following AXA entities having sole voting and dispositive power: AXA, 37,756 shares, AXA Investment Managers -- France, 1,367,943 shares; AXA Investment
    Managers -- Hong Kong, 322,615 shares; AXA Investment Managers -- Den Haag, 46,000 shares; AXA Investment Managers -- U.K., 3,637,338 shares; and AXA Colonia Konzern AG (Germany), 60,000 shares; (b) AFI beneficially owns 131,253,935 of AT&T Wireless Group tracking stock, has sole voting power with respect to 49,424,657 shares, shared voting power with respect to 53,571,158 shares, sole dispositive power with respect to 131,232,577 shares, and shared dispositive power with respect to 21,358 shares; and (c) the following AFI subsidiaries beneficially own shares of AT&T Wireless Group tracking stock: (i) Alliance Capital Management L.P. (130,308,035 shares, with sole voting power with respect to 49,417,757 shares, shared voting power with respect to 52,632,158 shares, sole dispositive power with respect to 130,286,677 shares, and shared dispositive power with respect to 21,358 shares), and (ii) The Equitable Life Insurance Society of the United States (945,900 shares, with sole voting power with respect to 6,900 shares, shared voting power with respect to 939,000 shares, and sole dispositive power with respect to 945,900 shares. Addresses of the joint filers: IARD and AAVM, 21, rue de Chateaudun, 75009 Paris France; ACVAM, 100-101 Terrasse Boieldieu, 92042 Paris La Defense France; ACAM, 26, rue Louis le Grand, 75002 Paris France; and AFI, 1290 Avenue of the Americas, New York NY 10104.

(3) According to a Schedule 13G/A jointly filed on February 12, 2001 by IARD, AAVM, ACVAM, ACAM, AXA and AFI: (a) IARD, AAVM, ACVAM, ACAM, and AXA each beneficially own 251,926,535 shares of Class A Liberty Media Group tracking stock and have sole voting power with respect to 101,846,151 shares, shared voting power with respect to 100,945,408 shares, sole dispositive power with respect to 251,658,296 shares, and shared dispositive power with respect to 268,239 shares, including the following AXA entities having sole voting and dispositive power: AXA Investment Managers -- Hong Kong, 32,010 shares; AXA Investment Managers -- U.K., 5,350 shares; AXA Investment Managers -- Den Haag, 3,500 shares; and AXA Colonia Konzern AG (Germany), 2,000 shares; (b) AFI beneficially owns 251,883,675 shares of Class A Liberty Media Group tracking stock and has sole voting power with respect to 101,803,291 shares, shared voting power with respect to 100,945,408 shares, sole dispositive power with respect to 251,615,436 shares, and shared dispositive power with respect to 268,239 shares; and (c) the following AFI subsidiaries beneficially own shares of Class A Liberty Media Group tracking stock: (i) Alliance Capital Management L.P. (249,800,504 shares, plus an additional 400,000 shares which may be acquired upon exercise of options, with sole voting power with respect to 101,680,941 shares, shared voting power with respect to 98,984,587 shares,

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

    sole dispositive power with respect to 249,532,265 shares, and shared dispositive power with respect to 268,239 shares); and (ii) The Equitable Life Insurance Society of the United States (2,083,171 shares, with sole voting power with respect to 122,350 shares, shared voting power with respect to 1,960,821 shares, and sole dispositive power with respect to 2,083,171 shares). Addresses of the joint filers: IARD and AAVM, 21, rue de Chateaudun, 75009 Paris, France; ACVAM, 100-101 Terrasse Boieldieu, 92042 Paris La Defense, France; ACAM, 26, rue Louis le Grand, 75002 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

(4) According to a Schedule 13G jointly filed on February 13, 2001, FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson beneficially own and have sole dispositive power with respect to 30,912,803 shares of AT&T Wireless Group tracking stock; FMR Corp. has sole voting power with respect to 3,210,513 shares; and Edward C. Johnson 3d has sole voting power with respect to 76,000 shares. The following FMR Corp. subsidiaries have beneficial ownership: Fidelity Management & Research Company, 27,493,990 shares, with Edward C. Johnson 3d having sole dispositive power over such shares; and Fidelity Management Trust Company, 2,747,465 shares with Edward C. Johnson 3d and FMR Corp. each having sole dispositive over such shares and sole voting power over 2,539,165 shares. Edward C. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the outstanding stock of FMR Corp. The Johnson family represents 49% of the voting power of FMR Corp. Fidelity International Limited is the beneficial owner of 595,348 shares and the Johnson family has voting power over 39.89% of the shares of Fidelity International Limited.

(5) According to a Schedule 13G filed on February 15, 2001, Janus Capital Corporation and Thomas H. Bailey beneficially own 120,095,676 shares of Class A Liberty Media Group tracking stock and have sole voting and dispositive power over all such shares. Thomas H. Bailey owns approximately 12.2% of Janus Capital, serves as President and Chairman of the Board of Janus Capital, and may be deemed to have voting and dispositive power with respect to shares held by the managed portfolios of Janus Capital.

(6) According to a Schedule 13D filed on April 10, 1999 but reflecting subsequent two-for-one stock splits paid on June 11, 1999 and June 9, 2000, Gary Magness beneficially owns (a) 56,211,956 shares of AT&T common stock and has sole voting power with respect to 1,163,960 shares, shared voting power with respect to 40,866,614 shares, sole dispositive power with respect to 1,163,960 shares, and shared dispositive power with respect to 55,047,996 shares; (b) 131,965,136 shares of Class A Liberty Media Group tracking stock with sole voting power with respect to 2,609,400 shares, shared voting power with respect to 97,183,024 shares, sole dispositive power with respect to 2,609,400 shares, and shared dispositive power with respect to 129,355,736 shares; and (c) 93,954,636 shares of Class B Liberty Media Group tracking stock with sole voting power with respect to 1,472,428 shares, shared voting power with respect to 70,850,112 shares, sole dispositive power with respect to 1,472,428 shares, and shared dispositive power with respect to 92,482,208 shares. Gary Magness is the holder of a 50% membership interest in Magness Securities, LLC. The following shares beneficially owned by Magness Securities are reflected in full in Gary Magness' share information:
    14,181,380 shares of AT&T common stock, 31,128,720 shares of Class A Liberty Media Group tracking stock, and 21,632,096 shares of Class B Liberty Media Group tracking stock.

(7) According to a Schedule 13D filed on April 10, 1999 but reflecting subsequent two-for-one stock splits paid on June 11, 1999 and June 9, 2000, Kim Magness beneficially owns (a) 56,089,908 shares of AT&T common stock and has sole voting power with respect to 15,223,292 shares, shared voting power with respect to 40,866,614 shares, sole dispositive power with respect to 1,041,912 shares and shared dispositive power with respect to 55,047,996 shares; (b) 131,581,360 shares of Class A Liberty Media Group tracking stock with sole voting power with respect to 34,398,336 shares, shared voting power with respect to 97,183,024 shares, sole dispositive power with respect to 2,225,624 shares and shared dispositive power with respect to 129,355,736 shares; and (c) 94,109,904 shares of Class B Liberty Media Group tracking stock with sole voting power with respect to 23,259,792 shares, shared voting power with respect to 70,850,112 shares, sole dispositive power with respect to 1,627,696 shares, and shared dispositive power with respect to 92,482,208 shares. Kim Magness is the manager and a holder of a 50% membership interest in Magness Securities. The following shares beneficially owned by Magness Securities are reflected in full in Kim Magness' share information: 14,181,380 shares of AT&T common stock, 31,128,720 shares of Class A Liberty Media Group tracking stock, and 21,632,096 shares of Class B Liberty Media Group tracking stock.

(8) According to a Schedule 13D filed on April 10, 1999 but reflecting subsequent two-for-one stock splits paid on June 11, 1999 and June 9, 2000, the Estate of Bob Magness beneficially owns (a) 40,866,614 shares of AT&T common stock with sole voting power and sole dispositive power with respect to all such shares; (b) 97,183,024 shares of Class A Liberty Media Group tracking stock with sole voting power, and sole dispositive power with respect to all such shares and (c) 70,850,112 shares of Class B Liberty Media Group tracking stock with sole voting power and sole dispositive power with respect to all such shares. Kim Magness and Gary Magness are the co-personal representatives of the Estate of Bob Magness and share both voting and dispositive power over the shares held by the Estate of Bob Magness.

(9) According to a Schedule 13D filed on April 10, 1999 but reflecting subsequent two-for-one stock splits paid on June 11, 1999 and June 9, 2000, Magness Securities beneficially owns (a) 14,181,380 shares of AT&T common stock with sole voting power and sole dispositive power with respect to all such shares; (b) 31,128,720 shares of Class A Liberty Media Group tracking stock with sole voting power and sole dispositive power with respect to all such shares; and (c) 21,632,096 shares of Class B Liberty Media Group tracking stock with sole voting power and sole dispositive power with respect to all such shares. Kim Magness is the manager and a holder of a 50% membership interest in Magness Securities. Gary Magness also is a holder of a 50% membership interest in Magness Securities.

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

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation and Employee Benefits Committee is composed of six independent non-employee directors. The Compensation and Employee Benefits Committee is responsible for setting and administering executive officer salaries, the annual bonus, and long-term incentive plans that govern the compensation paid to all senior managers of AT&T, except that our board of directors (other than directors who are employees) is responsible for setting and administering salaries and the annual bonus of the Chief Executive Officer and the four other most highly compensated executive officers of AT&T, or the Named Officers, named in the Summary Compensation Table included under "AT&T Executive Compensation" based on recommendations of the Compensation and Employee Benefits Committee. The Compensation and Employee Benefits Committee held six meetings during 2000, including both regularly scheduled and special meetings.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     AT&T operates in extremely competitive and rapidly changing industries. AT&T believes that its executive compensation programs should be designed to attract and retain executives who possess the high-quality skills and talents necessary to advance or transform the business. AT&T's compensation philosophy seeks to provide a strong link between an executive's total earnings opportunity and the short-term and long-term performance of AT&T based on the achievement of predetermined financial targets, operational goals, service quality, and customer satisfaction relative to AT&T's competitors as well as an individual's contributions.

COMPENSATION COMPONENTS AND PRACTICES

     AT&T's executive compensation program consists of three key components: (1) base salary; (2) short-term incentives, i.e., annual bonus; and (3) long-term incentives, i.e., performance shares, stock options, and restricted stock/units. The Compensation and Employee Benefits Committee relies on independent compensation consultants, published compensation studies, and public company proxy data to compare executive compensation to market data of similarly sized companies in the telecommunications industry, as well as other industries in which AT&T competes for products, services, and talent to develop a competitive compensation program. The policies and the basis for determining executive compensation and specifically that AT&T's Chairman and Chief Executive Officer, Mr. Armstrong, are described below:

     1. BASE SALARY

     The Compensation and Employee Benefits Committee establishes the salary ranges for each of the executive officer positions based upon the job responsibilities and scope, level of expertise and experience required, strategic impact of the position, overall business performance, and individual contributions, as well as competitive compensation of similarly positioned executives in comparable companies. Surveys conducted by external compensation consultants provide the market data utilized by the Compensation and Employee Benefits Committee annually as part of the determination of the executive compensation structure. Annual salary adjustments recognize sustained individual performance by the executive, with overall salary increase funding levels sensitive to both market movement and AT&T performance.

     The Compensation and Employee Benefits Committee presents the salary recommendations for the Named Officers to the non-employee directors for approval. These salary recommendations are based on the executive's contribution to AT&T, experience, expertise and relative position against competitive market rates. No individual performance matrices or pre-established weightings are given to each factor.

     2. ANNUAL INCENTIVES

     The annual bonus for AT&T's Chairman and for the other Named Officers is
(1) 0.4% of AT&T's net cash provided by operating activities for the annual performance period, divided by the total number of Named Officers with respect to such period, or (2) a lesser amount based on factors including AT&T's performance relative to pre-set financial, employee, customer, and individual performance targets applicable to bonuses set for other executive officers.

     The annual bonus for other executive officers is based on AT&T's financial and key non-financial results as measured against pre-set targets for revenue growth, earnings as measured by operational net income, and other qualitative measures in areas such as customer and employee satisfaction. Targets for these measures were reviewed and approved by the Compensation and Employee Benefits Committee.

     3. LONG-TERM INCENTIVES

     Long-term incentives, including stock options, long-term performance incentive awards and restricted stock or restricted stock units provide a mechanism to reward executive officers for maximizing long-term shareholder value. Grants of stock options and performance shares are made annually under the 1997 incentive plan. The size of these annual grants is based on competitive market grant levels for similar positions. The size of previous grants and the number of shares held by an executive generally are not considered in determining annual award levels. Stock option awards and performance share awards are based on creating incremental shareholder value or on the attainment of cumulative, three-year financial targets. Grants of restricted stock or restricted stock units are made on a selective basis for purposes of retention or reward for outstanding performance. In total, these awards represent a significant portion of the total compensation opportunity provided to executive officers.

     Stock ownership guidelines were established in 1998 for executives to more closely align their interests with those of our shareholders. The guidelines provide that, within a five-year time period, executives should attain an investment interest in AT&T stock or stock units of one to five times their base salary, depending upon the executive's position and scope of responsibilities.

     Performance Shares. Performance shares, which are units equivalent in value to shares of AT&T common stock, are awarded annually based on surveys of competitive market grant levels for similar positions. The value of the payout to each executive for the performance period is (1) 0.13% of AT&T's net cash provided by operating activities for each year in the performance period, divided by the total number of Named Officers receiving such payouts, or (2) a lesser amount, based on factors that include targets for AT&T's earnings and revenue established for performance shares for the three-year performance period.

     AT&T's performance share program was tied to three-year relative total shareholder return as measured against a peer group of industry competitors. Total shareholder return equals the sum of the appreciation in the price of AT&T common stock plus dividends paid over the period. Because of the continuing consolidation in the industry and among the peer group companies, and AT&T's continuing transformation into an all-distance company, as well as the ongoing difficulty of setting viable long-term financial targets for measurement purposes, the Compensation and Employee Benefits Committee approved, in 2000, a parallel set of measures to be used for all outstanding performance share cycles (1998-2000, 1999-2001, and 2000-2002). The additional measurements for the performance share program are tied to a combination of three-year cumulative Earnings Per Share, or EPS, and revenue results against pre-established targets and relative total shareholder return, as measured against the S&P 500 peer group companies. Depending on the level of performance against the three-year goals, performance share payouts can range between 0% and 200% of the target award. No more than 100% of the target can be awarded and paid out based on achievement of AT&T's EPS and revenue measures. Award payouts in excess of 100% but no greater than 200% of target can only be attained if AT&T's total shareholder return ranks above the 75th percentile when measured against the peer group. The performance shares are valued based on the market price of AT&T common stock at the end of the performance period. In addition to the extra measures, the Compensation and Employee Benefits Committee approved calculating the performance shares based on the greater performance results of either set of measures. Based on AT&T's performance for the period covering 1997-1999, payable in 2000, no performance shares were earned by the executive officers as reported in the Summary Compensation Table included under "AT&T Executive Compensation."

     Stock Options. Stock options are granted annually to executive officers based on surveys of competitive grant levels for similar positions. Like performance shares, the magnitude of the stock option awards is determined annually by the Compensation and Employee Benefits Committee. Stock options are granted with an exercise price equal to or greater than the fair market value of AT&T common stock on the day of grant, and become exercisable after the expiration of a period of time, typically between one and four years, and continue to be exercisable until ten years from the date granted. These stock options provide incentive for the creation of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless AT&T common stock appreciates during the term of the option.

     In 2000, AT&T completed the largest initial public offering to date and created AT&T Wireless Group tracking stock, trading under the symbol "AWE" on the New York Stock Exchange. In order to balance executive interests appropriately and to reward key executives for contributing to the success of AT&T Wireless Group, stock options in AT&T Wireless Group tracking stock were granted to the Named Officers and other key executives of AT&T.

     Restricted Stock. Restricted stock and restricted stock unit awards are granted from time to time to executive officers, primarily for purposes of retention. Restricted stock is subject to forfeiture and may not be disposed of by the recipient until certain restrictions established by the Compensation and Employee Benefits Committee lapse. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law.

COMPENSATION FOR AT&T'S CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     During 2000, AT&T's most highly compensated officer was C. Michael Armstrong, Chairman and Chief Executive Officer. Mr. Armstrong's 2000 performance was reviewed by the Compensation and Employee Benefits Committee, discussed by the non-employee directors, and reviewed with our board of directors. The Compensation and Employee Benefits Committee's recommendations to our board of directors concerning the annual cash component (base salary and annual bonus) of Mr. Armstrong's compensation and our board of directors' approval of the annual component and his long-term component (performance shares and stock options) were based on the considerations discussed below.

     BASE SALARY

     Mr. Armstrong's base salary was established at the time of his hire based on competitive market rates for a chief executive with his experience and record of accomplishment and, prior to 2000, had not been increased since his date of hire. As specified in Mr. Armstrong's employment agreement, the Compensation and Employee Benefits Committee reviews Mr. Armstrong's salary annually in comparison with the salaries of chief executive officers of other Fortune 20 companies, industry competitors, and selected other large market capitalized companies during its annual compensation survey and review process. Effective March 1, 2000, Mr. Armstrong's salary was increased to $1.8

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

million from $1.4 million based on the recommendation to our board of directors by the Compensation and Employee Benefits Committee. The Compensation and Employee Benefits Committee's recommendation was driven by several important considerations such as the overall complexity involved in transforming AT&T to an any-distance company, unprecedented competition in the marketplace, and the leadership provided by Mr. Armstrong since joining AT&T.

     ANNUAL BONUS

     After determining the maximum award payable to Mr. Armstrong based on AT&T's net cash provided by operating activities, the Compensation and Employee Benefits Committee exercised its discretion in determining the actual bonus payable based on achievement of pre-set performance targets related to revenue growth and earnings, as well as performance goals for service quality, customer satisfaction, and operational measures. Based on AT&T's failure to achieve certain targeted performance against financial measures described above, and the level of achievement on certain qualitative objectives, our board of directors authorized a total annual bonus for Mr. Armstrong of $650,000, or 25% of his target annual bonus. In a year that included the challenge of integrating several major strategic acquisitions, the establishment of a joint venture with BT, and the launch of the largest initial public offering in corporate history with the creation of AT&T Wireless Group tracking stock, Mr. Armstrong continued to demonstrate his vision and leadership at a time of unprecedented turmoil in the telecommunications industry. Despite disappointing financial performance in 2000, Mr. Armstrong's leadership is critical as AT&T continues to transform itself as a communications leader.

     LONG-TERM INCENTIVES

     In January 2000, our board of directors granted Mr. Armstrong an option on 419,200 shares of AT&T common stock, which becomes exercisable in 2001, 2002, 2003, and 2004. In order for Mr. Armstrong to realize the value indicated in the Option/SAR Grants in 2000 table under "AT&T Executive Compensation," the AT&T common stock price would produce a corresponding aggregate pre-tax gain of more than $145 billion for AT&T's shareholders when compared to the closing price on March 1, 2001. The Compensation and Employee Benefits Committee also granted Mr. Armstrong 59,300 performance shares for the 2000-2002 cycle.

     In recognition of the incremental responsibilities associated with AT&T Wireless Group, our board of directors granted (in April 2000) an option on 1,237,400 shares of AT&T Wireless Group tracking stock which becomes exercisable in 2000, 2001, 2002, and 2003. These special grants represented the projected value of target stock option awards in AT&T Wireless Group tracking stock for 2000 and the next two performance years were awarded as an additional incentive to ensure the success of the AT&T Wireless Group initial public offering and to obtain a more even balance between the AT&T common stock and AT&T Wireless Group tracking stock in Mr. Armstrong's long-term incentive portfolio.

     Section 162(m) of the Code generally disallows a tax deduction to public companies, such as AT&T, for compensation in excess of $1 million paid to a corporation's chief executive officer and its four other most highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Elements of compensation under the annual bonus and long-term incentive plans qualify for exemption from the annual limit on tax deductibility under
Section 162(m) of the Code. In addition, AT&T has a salary and incentive award deferral plan that permits compensation deferred under the plan to be exempt from the limit on tax deductibility.

                                          THE COMPENSATION AND EMPLOYEE
                                          BENEFITS COMMITTEE

                                          George M.C. Fisher, Chairman
                                          Kenneth T. Derr
                                          Amos B. Hostetter, Jr.
                                          Donald F. McHenry
                                          Louis A. Simpson
                                          Michael I. Sovern

                          AT&T EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table reflects the cash and non-cash compensation for services in all capacities to AT&T by those persons who were, as of December 31, 2000, the Named Officers.

                                                                               LONG TERM COMPENSATION(2)
                                                                                       AWARDS(4)
                                       ANNUAL COMPENSATION(2)             ------------------------------------    PAYOUTS
                              -----------------------------------------   RESTRICTED                             ----------
                                                         OTHER ANNUAL        STOCK         OPTIONS/SARS (#)         LTIP
NAMED OFFICERS AND                                     COMPENSATION(3)    AWARD(S)(5)    ---------------------   PAYOUTS(6)
PRINCIPAL POSITION(1)  YEAR   SALARY ($)   BONUS ($)         ($)              ($)          AT&T      WIRELESS       ($)
---------------------  ----   ----------   ---------   ----------------   -----------    ---------   ---------   ----------
C. Michael Armstrong   2000   1,700,000     650,000         737,523                0       419,200   1,237,400           0
 Chairman of the       1999   1,400,000    2,258,000        683,284                0       573,410           0           0
 Board and CEO         1998   1,400,000    1,900,150        507,338                0       450,000           0           0
John D. Zeglis         2000     975,000    1,075,000        922,121                0             0   2,400,000           0
 Chairman & CEO        1999     850,000    1,335,400      1,199,880        6,107,250(a)    667,500           0   1,306,838
 AT&T Wireless         1998     700,000     950,100         563,906                0       157,500           0     605,782
 Group
Daniel E. Somers       2000     800,000     100,000         240,875          474,750(b)    235,000     271,200           0
 President & CEO       1999     556,250     706,900         172,800        3,897,863(a)    546,500           0   1,062,444
 AT&T Broadband        1998     500,000     542,000          71,202                0        99,000           0     730,148
Charles H. Noski       2000     730,980     233,000         591,051                0             0     271,300           0
 Sr. Executive Vice    1999           0           0               0       24,405,177(c)  1,403,126           0           0
 President & CFO       1998           0           0               0                0             0           0           0
Frank Ianna            2000     618,750     250,000         215,475          564,425(b)    199,100     244,100           0
 Executive Vice        1999     497,250     612,900         185,414        3,897,863(a)    405,000           0     402,426
 President--           1998     414,000     540,000         105,121                0        78,000           0     228,206
 AT&T Network
 Services


                          ALL OTHER
NAMED OFFICERS AND     COMPENSATION(7)
PRINCIPAL POSITION(1)        ($)
---------------------  ---------------
C. Michael Armstrong        171,368
 Chairman of the            275,100
 Board and CEO            2,490,806
John D. Zeglis              126,855
 Chairman & CEO              41,224
 AT&T Wireless               47,601
 Group
Daniel E. Somers             82,129
 President & CEO             76,847
 AT&T Broadband              65,681
Charles H. Noski          6,131,593
 Sr. Executive Vice               0
 President & CFO                  0
Frank Ianna                  80,074
 Executive Vice              16,077
 President--                 24,788
 AT&T Network
 Services

-------------------------

1. Includes AT&T's Chairman and Chief Executive Officer and the four other most highly compensated individuals who were executive officers of AT&T at the end of 2000, as measured by salary and bonus.

2. Compensation deferred at the election of Named Officers is included in the category (e.g., bonus, LTIP payouts) and year it would have otherwise been reported had it not been deferred.

3. Includes (a) payments of above-market interest on deferred compensation, (b) dividend equivalents paid with respect to long-term incentive compensation paid during the year, and (c) tax payment reimbursements. In addition, for Mr. Armstrong, includes in 2000, 1999, and 1998, $55,364, $54,146, and
   $32,785, respectively, for personal use of corporate aircraft and in 1998, $14,790 for personal use of an AT&T-provided leased automobile. For Mr. Noski, includes $69,212 for personal use of corporate aircraft in 2000.

4. All share and per share amounts have been adjusted to reflect AT&T's April 15, 1999, three-for-two stock split. All stock options awarded in 2000 include both options exercisable for AT&T common stock and AT&T Wireless Group tracking stock.

5. (a) On January 29, 1999, Messrs. Zeglis, Somers and Ianna received a special award of restricted stock units of 102,000; 65,100; and 65,100 units, respectively. The value of these awards, as of the original grant date, is reflected in the table. These units vest upon the earlier of retirement or attainment of age 65 and carry penalties for competition and other specified adverse activities. Dividends on the units are paid in cash to Messrs. Zeglis, Somers, and Ianna.

   (b) On January 31, 2000, Messrs. Somers and Ianna, received a special award of restricted stock units of 9,000 and 10,700 units, respectively. The value of these awards, as of the original grant date, is reflected in the table. These units vest fully on January 31, 2003. Dividends on the units are paid in cash to Messrs. Somers and Ianna.

   (c) On December 10, 1999, the Compensation and Employee Benefits Committee granted Mr. Noski an award of 310,648 restricted shares and 117,513 restricted stock units to replace grants from Hughes Electronics Corporation which were forfeited upon his termination from Hughes. The value of these awards, as of the closing price on the grant date, is reflected in the table. The vesting schedule for these grants mirrors that applicable to the original grants from Hughes. 81,766 of the restricted shares vested October 17, 2000 and 96,274 of the restricted shares vested December 10, 2000. Of the remaining 132,608 restricted shares, 123,816 vest on October 17, 2001 and 8,792 on October 17, 2002. The restricted stock units vested 19,899 units on February 28, 2000, 10,279 units on April 7, 2000, and 13,488 units on May 1, 2000. Of the remaining 73,847 restricted stock units, 19,899 units vest February 26, 2001, 10,279 units vest April 7, 2001, 13,489 units vest May 1, 2001, 19,900 units vest February 26, 2002 and 10,280 units vest April 7, 2002. Dividends on the restricted shares and dividend equivalents on the restricted units are paid to Mr. Noski in cash.

   The aggregate number (and value) of each of the Named Officers at December 31, 2000 for outstanding restricted stock and restricted stock unit awards was: Mr. Armstrong 352,269 ($6,098,657); Mr. Zeglis 120,000 ($2,077,500); Mr.
   Somers 89,100 ($1,542,544); Mr. Noski 206,455 ($3,574,252); and Mr. Ianna
   75,800 ($1,312,288).

6. Includes distributions in 1998, and 1999 to Mr. Zeglis of performance shares or stock units as to which three-year performance periods ended December 31, 1997, and December 31, 1998, respectively. Includes distributions in 1998 and 1999 to Messrs. Somers, and Ianna, of stock units as to which three-year performance criteria, in recognition of AT&T's restructuring and the difficulty of setting long-term financial targets while the restructuring was in progress, were deemed to have been met at the target level.

7. In 2000, includes (a) AT&T contributions to savings plans (Mr. Armstrong $6,800, Mr. Zeglis $6,800, Mr. Somers $6,800, and Mr. Ianna $6,800); (b)
   dollar value of the benefit of premiums paid for universal life insurance policies (unrelated to term insurance coverage) calculated on an actuarial basis (Mr. Armstrong $110,267, Mr. Zeglis $92,100, Mr. Somers $59,162, Mr. Noski $5,213, and Mr. Ianna $59,425); (c) payments equal to lost AT&T savings match caused by Internal Revenue Service limitations (Mr. Armstrong $49,601, Mr. Zeglis $27,944, Mr. Somers $16,167, and Mr. Ianna $13,490); (d) temporary accommodation expenses, commutation, interest and COBRA payments to Mr. Noski of $204,996; (e) special payments to Mr. Noski of $3,921,384 to preserve forfeitures from his prior employer; and (f) $2,000,000 signing bonus as described under "-- Employment Contracts and Termination of Employment Arrangements." In addition, for Mr. Armstrong, includes a $2,293,714 AT&T-paid premium in 1998 to purchase a split-dollar survivorship insurance policy insuring Mr. Armstrong and his spouse, as specified in his employment agreement, which is described under "-- Employment Contracts and Termination of Employment Arrangements." Interest was accrued on the $2,050,000 base amount from Mr. Armstrong's hire date of October 17, 1997 through November 6, 1998, the date of the premium payment, at the interest rate in effect for the Senior Management Incentive Award Deferral Plan in 1998.

                  AGGREGATED OPTION/STOCK APPRECIATION RIGHTS
                     EXERCISES IN 2000 AND YEAR-END VALUES

                               AT&T COMMON STOCK

                                                     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                                                    ---------------------------   ---------------------------
                                                     NUMBER OF      NUMBER OF      $ VALUE OF     $ VALUE OF
                          NUMBER OF                     AT&T         WIRELESS         AT&T         WIRELESS
                           SHARES                   UNEXERCISED    UNEXERCISED    IN-THE-MONEY   IN-THE-MONEY
                          ACQUIRED      $ VALUE     OPTIONS/SARS   OPTIONS/SARS   OPTIONS/SARS   OPTIONS/SARS
NAME(1)                  ON EXERCISE    REALIZED    AT YEAR END    AT YEAR END    AT YEAR END    AT YEAR END
-------                  -----------   ----------   ------------   ------------   ------------   ------------
C. Michael Armstrong...         0      $        0      648,410         38,150       $      0          $0
                                                     1,769,200      1,199,250       $      0          $0
John D. Zeglis(2)(3)...    77,124      $4,660,561    1,202,185        375,000       $338,991          $0
                                                       720,000      2,025,000       $      0          $0
Daniel E. Somers.......    10,000      $  338,958      207,500         16,950       $      0          $0
                                                       852,000        254,250       $      0          $0
Charles H. Noski.......         0      $        0      439,042         15,900       $      0          $0
                                                       964,084        255,400       $      0          $0
Frank Ianna............         0      $        0      315,519         13,775       $      0          $0
                                                       630,102        230,325       $      0          $0

-------------------------

(1) Includes AT&T's Chairman and Chief Executive Officer and the four other most highly compensated individuals who were executive officers of AT&T at the end of 2000, as measured by salary and bonus.

(2) A portion of the outstanding AT&T stock options for Mr. Zeglis were converted in connection with AT&T's restructuring into a combination of adjusted AT&T options and SARs exercisable with respect to shares of Lucent Technologies Inc. and/or NCR Corporation. This balancing of risk and opportunity among the three companies mirrored the impact that the restructuring had on AT&T shareholders. The conversion was awarded to Mr. Zeglis by virtue of his membership on the Transition Steering Committee, the charter of which was to ensure the creation of three healthy independent companies as a result of the restructuring. Consistent with accounting principles governing such conversion, the adjusted options and SARs retain the same term and vesting provision as the original options.

(3) For Mr. Zeglis, includes exercises in 2000 of Lucent SARs.

                           OPTION/SAR GRANTS IN 2000

                                                          INDIVIDUAL GRANTS IN AT&T COMMON STOCK
                                          -----------------------------------------------------------------------
                                           NUMBER OF       % OF TOTAL                                    GRANT
                                           SECURITIES     OPTIONS/SARS                                    DATE
                                           UNDERLYING      GRANTED TO     EXERCISE OR                   PRESENT
                                          OPTIONS/SARS    EMPLOYEES IN    BASE PRICE     EXPIRATION     VALUE(4)
NAME(1)                                    GRANTED(2)     FISCAL YEAR       ($/SH)          DATE          ($)
-------                                   ------------    ------------    -----------    ----------    ----------
C. Michael Armstrong....................    419,200           0.56%        $45.4375       2/28/10      $6,413,760
John D. Zeglis..........................          0              0         $      0                    $        0
Daniel E. Somers(3).....................     81,000           0.11%        $50.8750       1/31/10      $1,241,730
                                            154,000           0.21%        $45.4375       2/28/10      $2,356,200
Charles H. Noski........................          0              0         $      0                    $        0
Frank Ianna(3)..........................     98,000           0.13%        $50.8750       1/31/10      $1,502,340
                                            101,100           0.14%        $45.4575       2/28/10      $1,546,830

-------------------------

(1) Includes AT&T's Chairman and Chief Executive Officer and the four other most highly compensated individuals who were executive officers of AT&T at the end of 2000, as measured by salary and bonus.

(2) Options granted for AT&T common stock become exercisable to the extent of one-fourth of the grant on the first, second, third and fourth anniversaries of the grant date, respectively.

(3) On January 31, 2000, Messrs. Somers and Ianna were awarded a special stock option grant, exercisable for AT&T common stock of 81,000 and 98,000 shares, respectively. These grants vest 50% of the shares on the first and second anniversary dates of the grant.

(4) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. AT&T's use of this model should not be construed as an endorsement of its accuracy of valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value on the grants awarded on January 31, 2000: an option term of 4 years, volatility of 31.00%, dividend yield at 1.70%, and interest rate of 6.67%. The following assumptions were made for purposes of calculating the Grant Date Present Value on the grants awarded on February 28, 2000: an option term of 5 years, volatility of 31.00%, dividend yield at 1.70%, and interest rate of 6.71%. The real value of the options in this table depends upon the actual performance of AT&T common stock during the applicable period.

                           OPTION/SAR GRANTS IN 2000

                                               INDIVIDUAL GRANTS IN AT&T WIRELESS GROUP TRACKING STOCK
                                       ------------------------------------------------------------------------
                                        NUMBER OF       % OF TOTAL                                     GRANT
                                        SECURITIES     OPTIONS/SARS                                    DATE
                                        UNDERLYING      GRANTED TO     EXERCISE OR                    PRESENT
                                       OPTIONS/SARS    EMPLOYEES IN    BASE PRICE     EXPIRATION     VALUE(4)
NAME(1)                                 GRANTED(2)     FISCAL YEAR       ($/SH)          DATE           ($)
-------                                ------------    ------------    -----------    ----------    -----------
C. Michael Armstrong(3)..............   1,084,800          1.41%         29.5000       4/27/10      $15,816,384
                                          152,600          0.20%         29.5000       4/27/10      $ 2,224,908
John D. Zeglis(3)....................     900,000          1.17%         29.5000       4/27/10      $13,122,000
                                        1,500,000          1.95%         29.5000       4/27/10      $21,870,000
Daniel E. Somers(3)..................     203,400          0.26%         29.5000       4/27/10      $ 2,965,572
                                           67,800          0.09%         29.5000       4/27/10      $   988,524
Charles H. Noski(3)..................     207,700          0.27%         29.5000       4/27/10      $ 3,028,266
                                           63,600          0.08%         29.5000       4/27/10      $   927,288
Frank Ianna(3).......................     189,000          0.25%         29.5000       4/27/10      $ 2,755,620
                                           55,100          0.07%         29.5000       4/27/10      $   803,358

-------------------------

(1) Includes AT&T's Chairman and Chief Executive Officer and the four other most highly compensated individuals who were executive officers of AT&T at the end of 2000, as measured by salary and bonus.

(2) Options granted for AT&T Wireless Group tracking stock become exercisable to the extent of 25% of the grant on the six-month anniversary of the grant date and 6.25% on each quarter thereafter.

(3) On April 27, 2000, Messrs. Armstrong, Zeglis, Somers, Noski and Ianna were awarded a special stock option grant, exercisable for AT&T Wireless Group tracking stock of 1,084,800; 900,000; 203,400; 207,700; and 189,000 shares respectively. These grants vest one-third on each of the first, second and third anniversary dates of the grant.

(4) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. AT&T's use of this model should not be construed as an endorsement of its accuracy of valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: an option term of 4 years, volatility of 55.00%, dividend yield at 0%, and interest rate of 6.56%. The real value of the options in this table depends upon the actual performance of AT&T common stock during the applicable period.

                    LONG-TERM INCENTIVE PLANS-AWARDS IN 2000

                                                               PERFORMANCE    ESTIMATED FUTURE PAYOUTS UNDER
                                                                 PERIOD        NON-STOCK PRICE BASED PLANS
                                                 NUMBER OF        UNTIL       ------------------------------
                                                PERFORMANCE    MATURATION     THRESHOLD    TARGET    MAXIMUM
NAME(1)                                           SHARES        OR PAYOUT        (#)       (#)(2)      (#)
-------                                         -----------    -----------    ---------    ------    -------
C. Michael Armstrong..........................    59,300        2000-2002      14,825      59,300    118,600
John D. Zeglis................................         0
Daniel E. Somers..............................    21,800        2000-2002       5,450      21,800     43,600
Charles H. Noski..............................    18,900        2000-2002       4,725      18,900     37,800
Frank Ianna...................................    14,300        2000-2002       3,575      14,300     28,600

-------------------------

(1) Includes AT&T's Chairman and Chief Executive Officer and the four other most highly compensated individuals who were executive officers of AT&T at the end of 2000, as measured by salary and bonus.

(2) In January 2000, the Performance Share Awards listed in the table were made. If they remain Named Officers at December 31, 2002, the payout value of these awards to Messrs. Armstrong, Somers, Noski, and Ianna would be (i) 0.13% of AT&T's net cash provided by operating activities for each year in the performance period, divided by the total number of Named Officers receiving payouts for the period ending December 31, 2002, or (ii) a lesser amount, based on factors such as targets for AT&T's earnings, return to equity, cash flow, and total shareholder return for the period.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     AT&T entered into an employment agreement with Mr. Armstrong dated October 17, 1997. The agreement provided for an initial base salary of $1,400,000 per year. It also provided for a guaranteed annual incentive award for the 1998 performance year of no less than 100% of his then base salary, and for 1998 and 1999 performance shares/stock units granted under the 1997 incentive plan, a guaranteed grant value equivalent to no less than 100% of his base salary at the time of grant. Mr. Armstrong was eligible for annual stock option awards commencing in 1998 in accordance with the Compensation and Employee Benefits Committee-approved compensation structure for such years.

     To address certain forfeitures experienced when Mr. Armstrong left his previous employer, AT&T paid a premium of $2,050,000 to purchase a split-dollar survivorship insurance policy insuring Mr. Armstrong and his spouse. Such policy will, upon the death of the last surviving insured, provide insurance proceeds equal to the sum of the face amount of the policy and the policy's cash value. An amount equal to the policy face amount shall be payable to Mr. Armstrong's beneficiaries or to a trust which may be established to own Mr. Armstrong's interest in such policy. The balance of the proceeds will be paid to AT&T, and, from its share of the death benefit, AT&T will pay an AT&T-paid death benefit to Mr. Armstrong's beneficiaries equal to the death benefit received by AT&T, minus the AT&T-paid premium. The face amount of such split-dollar survivorship insurance policy will be determined in accordance with the underwriting requirements of the insurance company providing such coverage based on AT&T's premium payment of $2,050,000 and additional premium payments, if any, that Mr. Armstrong may become eligible for under any similar program adopted by AT&T for its senior executives and in which Mr. Armstrong elects to participate.

     In accordance with his employment agreement, Mr. Armstrong also was granted AT&T restricted stock, AT&T restricted stock units, and AT&T stock options under the 1997 incentive plan to replace similar grants forfeited from his prior employer and to provide strong incentives to create shareholder value for AT&T shareholders.

     Details of these grants follow:

          1. Mr. Armstrong was granted 157,995 shares of AT&T restricted stock, of which 86,288 shares vested in 1998 and 1999. The remaining 71,707 shares vest as follows: 27,441 shares on January 1, 2000; 16,415 shares on May 1, 2000; 12,423 shares on October 17, 2000; 3,007 shares on May 1, 2001; and
     12,421 shares on October 17, 2001.

          2. Mr. Armstrong also was granted 336,841 AT&T restricted stock units, which vest on October 1, 2003, assuming continued employment, with a guarantee that, in the event the fair market value of the AT&T shares furnished to Mr. Armstrong on October 1, 2003 is less than $10,000,000, such shortfall will be made up in cash by AT&T. In the event of (a) a Change in Control (as defined) on or before April 1, 2002 and a subsequent (within 3 years) AT&T-initiated termination for other than "cause" (as defined) or Constructive Termination Without Cause (as defined) or (b) Mr. Armstrong's death, special vesting rules apply.

          3. Mr. Armstrong was granted an option to purchase, within ten years, 1,125,000 shares of AT&T common stock, with a purchase price of $29.6876 per share. These options vest one-third each on October 17, 2000, 2001, and 2002, based on continued employment.

     As part of his employment agreement, AT&T entered into a supplemental pension arrangement with Mr. Armstrong. Pursuant to such arrangement, Mr. Armstrong will receive an annual benefit (as defined in the employment agreement) commencing at his retirement at or after age 65. Such benefit will vest 20% per year on each of the first five anniversaries of his hire, and will be payable in actuarially-reduced amounts for retirement and commencement prior to age 65. Pension benefits payable under this arrangement will be paid out of AT&T's operating income, and will be offset by (1) all amounts actually received by Mr. Armstrong under any other AT&T qualified or non-qualified retirement plan or arrangement, and (2) the greater of (a) $655,642 or (b) the actual pension benefits to be paid to Mr. Armstrong with respect to that year by his prior employers under their qualified and non-qualified defined benefit plans. In addition, Mr. Armstrong will be entitled to certain other post-retirement benefits that generally are made available from time to time to retired executive officers and service-pension-eligible senior managers.

     Mr. Armstrong's agreement provides for certain entitlements in the event of his termination from AT&T under specified circumstances. Pursuant to his agreement, in the event of Mr. Armstrong's death, his beneficiaries or estate will be entitled to his base salary through the end of his month of death, his target annual incentive award for the year of death, a lump-sum payout at target for each open long-term incentive program performance cycle, and payment of survivor benefits under his supplemental pension arrangement which vests 100% at his death. All outstanding unvested stock options will vest and together with already vested options will be exercisable for the remainder of the original term of each grant; restrictions on the restricted stock granted as part of his agreement will lapse; restricted stock units granted in his agreement will be payable in accordance with the schedule established in his Restricted Stock Unit Award Agreement (20% to 100% of units granted will be payable, depending on the date of death) in the event of his death prior to the vesting of such restricted stock units on October 1, 2003.

     Mr. Armstrong's agreement also provides that in the event his employment is terminated as a result of disability (as defined), he shall be entitled to receive disability benefits in accordance with the long-term disability program then in effect for senior managers. In addition, base salary, annual incentive, stock options, restricted stock, and restricted stock units shall be treated in the same manner as described above in the case of death. Treatment of long-term incentives will be as described above in the case of death, provided, however, payment will be in accordance with the terms of the plan instead of a lump sum. Pension benefits under his supplemental pension arrangement will vest and will be offset by any AT&T-provided disability benefits.

     In the event of a termination for "cause" (as defined) or in the event of a voluntary resignation, other than a termination due to death or disability or a Constructive Termination (as defined) without "cause" or retirement on October 31, 2003, Mr. Armstrong will forfeit all restricted stock and restricted stock units as to which restrictions have not lapsed, long-term incentives with respect to uncompleted performance cycles, outstanding stock options which are not exercisable, and any pension benefit not yet vested under his supplemental pension arrangement. He will receive base salary through his date of termination, and vested stock options shall remain exercisable for 90 days after termination or until the originally scheduled expiration date, if earlier.

     In the event of an AT&T-initiated termination for other than "cause" or in the event of a Constructive Termination without "cause," neither of which follow within three years of a Change in Control (as defined), Mr. Armstrong will be provided the following: base salary through the date of termination, a prorated annual incentive award at target for the year of termination, a 24-month continuation of monthly base salary, or at his option, the lump-sum present value of such payments (using the short-term Treasury bill rate for the month of termination); two times the target annual incentive award for the year of termination payable over 24 months, or at his option, the lump-sum present value of such payments (using the short-term Treasury bill rate for the month of termination); and payout at target for each open long-term incentive program performance cycle in accordance with the plan or in a lump sum as described above. In addition, all outstanding unvested stock options will vest and together with already vested options will be exercisable for the remainder of the original term of each grant; restrictions on the restricted stock granted as part of his agreement will lapse; and his supplemental pension benefit shall fully vest. For a period of 24 months following his termination, or, if earlier, until he receives equivalent coverage and benefits from another employer, Mr. Armstrong will be entitled to continued participation in AT&T's benefit plans and programs.

     In the event of Mr. Armstrong's retirement as of October 31, 2003, he will be entitled to payment of his supplemental pension and will be treated in accordance with the plans, programs, and practices applicable to retired senior managers.

     Mr. Armstrong's agreement provides that in the event of a Change in Control, all amounts and benefits to which he is entitled but are not yet vested (except with respect to his restricted stock unit grant which is governed by the terms of the grant agreement) shall become fully vested. In addition, in the event of an AT&T-initiated termination or a Constructive Termination without "cause" following a Change in Control, he shall be entitled to the benefits described above in connection with an AT&T-initiated termination without "cause" or a Constructive Termination without "cause" not associated with a Change in Control, provided, however: (1) the number of months associated with salary, annual incentive, and benefits continuation shall be 48 months, and such amounts will be payable as a lump sum as soon as practicable after his termination; and
(2) restricted stock units granted in his agreement will be payable in accordance with the schedule established in his Restricted Stock Unit Award Agreement (25% to 100% of units granted will be payable, depending on the date of termination). In the event the payments in this paragraph are determined to constitute a payment under Section 280G(b)(2) of the Code and such payment is subject to an excise tax under Section 4999 of the Code, AT&T will provide Mr. Armstrong with a tax gross-up payment to negate the excise tax.

     In the event of any termination described above, Mr. Armstrong or his estate shall also be entitled to the unpaid balance of any incentive awards for completed performance periods, any expense reimbursements due him, and other benefits in accordance with applicable plans and programs.

     AT&T entered into an employment agreement with Mr. Somers dated as of April 1997. The agreement provided for an initial base salary of $500,000. It also provided for a guaranteed annual

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incentive award for 1997 performance of no less than 80% of his then base salary prorated for his partial service in 1997. Mr. Somers also was provided 17,400 performance shares covering the 1997-1999 performance period and an option to purchase, within 10 years, up to 129,000 shares of AT&T common stock with a purchase price of $24.0417 per share. These options vest one-third each on June 1, 1998, 1999, and 2000, based on continued employment.

     To address certain forfeitures experienced when Mr. Somers left his previous employer and to incent him to join AT&T, the agreement provided for (i) a payment of $238,000 to replace a forfeited bonus from his prior employer; (ii) a payment of $337,000 to replace forfeited spread on stock options of his prior employer; (iii) a signing bonus of $200,000; and (iv) two awards each consisting of 17,400 performance shares/stock units for the 1995-1997 and 1996-1998 performance periods, respectively.

     As part of his employment agreement, AT&T entered into an arrangement with Mr. Somers that will provide him with certain benefits in the event that he terminates his employment after ten years of employment for any reason other than death or AT&T-initiated termination for "cause." Pursuant to such arrangement, he will be entitled to a death benefit of two and one-half times base salary under the AT&T's life insurance program for senior managers and for AT&T-sponsored medical coverage.

     In the event Mr. Somers is terminated by AT&T, at any time for any reason other than "cause" or "long-term disability" (as both terms are defined in the agreement) or in the event of self-initiated termination by Mr. Somers for "good reason" (as defined in the agreement) following a Change in Control (as defined in the agreement), Mr. Somers will be provided the following: immediate vesting and continuation of all stock options granted under the agreement as if he were eligible for AT&T post-retirement benefits, and continuation of vesting and/or exercisability of all long-term incentive awards granted in 1998 and later years under the terms and conditions applicable to senior managers terminating employment with eligibility for post-retirement benefits.

     In the event Mr. Somers is terminated by AT&T at any time within five years of his date of hire for any reason other than "cause" or "long-term disability" or in the event of self-initiated termination by Mr. Somers for "good reason" following a Change in Control, Mr. Somers will be provided the following: a severance benefit, payable over 12 months, equivalent to the greater of $900,000 or 100% of the sum of his annual base salary plus target annual incentive awards in effect at termination; a prorated target annual incentive for his year of termination and continuation of all performance shares/stock units granted under the agreement under the terms and conditions applicable to senior managers terminating employment with eligibility for post-retirement benefits.

     AT&T entered into an employment agreement with Mr. Noski dated December 8, 1999. The agreement provided for an initial base salary of $750,000 per year. It also provided for a guaranteed annual incentive award for the 2000 performance year of no less than 100% of his then base salary, three separate performance shares/stock unit awards under the 1997 incentive plan for 20,657, 20,287, and 21,330 for performance periods ending December 31, 1999, 2000, and 2001, respectively. Mr. Noski also was provided an option to purchase, within 10 years, 86,000 shares of AT&T common stock with a purchase price of $57.3438 per share, and was granted 18,900 performance shares/stock units covering the 2000-2002 performance period in accordance with the Compensation and Employee Benefits Committee-approved compensation structure for 2000. The stock options vest in three equal annual installments, beginning December 10, 2002, based on continued employment.

     To address certain forfeitures experienced when Mr. Noski left his previous employer and to provide him with incentive to join AT&T, the agreement provided for (i) a special lump-sum cash payment of $1,561,250 payable within 30 days from hire, and (ii) a signing bonus of $2,000,000, 50% paid within 30 days of hire and the remaining 50% paid after six months from his date of hire.

     In accordance with his employment agreement, Mr. Noski also was granted AT&T restricted stock, AT&T restricted stock units, and AT&T stock options under the 1997 incentive plan to replace

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similar grants forfeited from his prior employer and to provide strong incentives to create shareholder value for AT&T shareholders.

     Details of these grants follow:

          1. To offset certain vested stock option gains forfeited by Mr. Noski when he left his previous employer, AT&T granted him 310,648 shares of AT&T restricted stock, of which 178,040 shares vested in 2000. The remaining 132,608 shares vest as follows: 123,816 shares on October 17, 2001 and 8,792 shares on October 17, 2002.

          2. Mr. Noski also was granted 117,513 AT&T restricted stock units, of which 43,666 vested in 2000. The remaining 73,847 stock units vest as follows: 19,899 on February 26, 2001, 10,279 on April 7, 2001, 13,489 on
     May 1, 2001, 19,900 on February 26, 2002, and 10,280 on April 7, 2002,
     assuming continued employment.

          3. Mr. Noski was granted an option to purchase, within 10 years, 1,317,126 shares of AT&T common stock, with a purchase price of $57.3438 per share. These options vest one-third each on December 10, 2000, 2001, and 2002, based on continued employment.

     As part of his employment agreement, Mr. Noski entered into a supplemental pension arrangement with AT&T. Pursuant to such arrangement, Mr. Noski will receive an annual benefit (as defined in the employment agreement) commencing at his retirement at or after age 65. Such benefit will vest at age 57 and will be payable in actuarially-reduced amounts for retirement and commencement prior to age 65. Pension benefits payable under this arrangement will be paid out of AT&T's operating income, and will be offset by all amounts actually received by Mr. Noski under any other AT&T qualified and non-qualified retirement plan or arrangement, and the actual pension benefits to be paid to Mr. Noski with respect to that year by his prior employer under their qualified and non-qualified defined benefit plans. In addition, Mr. Noski will be entitled to certain other post-retirement benefits that generally are made available from time to time to retired executive officers and service-pension-eligible senior managers.

     Mr. Noski's agreement provides for certain entitlements in the event of his termination from AT&T under specified circumstances. Pursuant to his agreement, in the event of Mr. Noski's termination resulting from death or disability, Mr. Noski, his beneficiaries, or estate will be entitled to his target annual incentive award for the year in which his death or disability resulted in his termination of employment (prorated for the total period of eligibility calculated as of his date of death or disability termination), the continuation of the vesting and distribution of actual payout for each open long-term incentive program performance share/stock unit cycle, and payment of survivor benefits under his supplemental pension arrangement based on the amount of the benefits accrued, but not vested, as of the date of termination for death or disability. All outstanding unvested stock options will continue to vest, and together with already vested options, will be exercisable for the remainder of the original term of each grant; all outstanding unvested restricted stock and restricted stock units will be payable in accordance with the schedule established in his Restricted Stock and Restricted Stock Unit Award Agreements.

     In the event of a termination for "cause" (as defined) or in the event of a voluntary resignation, other than a termination due to death or disability or a Good Reason termination (as defined) without "cause" or retirement based on satisfying the age and service requirements included as termination provisions under the plan, Mr. Noski will forfeit all restricted stock and restricted stock units as to which restrictions have not lapsed, long-term incentives with respect to uncompleted performance cycles, outstanding stock options which are not exercisable, and any pension benefit not yet vested under his supplemental pension arrangement. He will receive base salary through his date of termination, and vested stock options shall remain exercisable for 90 days after termination or until the originally scheduled expiration date, if earlier. In the event Mr. Noski is precluded from

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exercising vested stock options within the 90 days due to an AT&T-prohibited trading period, an additional 30 days after the end of the prohibited period will be provided. Mr. Noski, to the extent not eligible for retiree medical benefits from AT&T, will be eligible for coverage under the AT&T Separation Medical Plan offered to certain former senior managers and will be responsible for the annual premium for this coverage.

     In the event of an AT&T-initiated termination for other than "cause" or a Good Reason termination without "cause," Mr. Noski will be provided the following: base salary through the date of termination, a prorated annual incentive award at target for the year of termination, a lump sum payment equal to two times the annual base salary and target annual incentive award for the year of termination payable. In addition, all outstanding unvested stock options will continue to vest, and together with already vested options, will be exercisable for the remainder of the original term of each grant; all outstanding unvested restricted stock, restricted stock units, and performance share units will be payable in accordance with the schedules established in his Restricted Stock, Restricted Stock Unit, and Performance Share Unit Award Agreements. Mr. Noski, to the extent not eligible for retiree medical benefits from AT&T, will be eligible for coverage under the AT&T Separation Medical Plan offered to certain former senior managers and will be responsible for the annual premium for this coverage.

     In 1997, AT&T adopted the Special Executive Severance Plan, or Severance Plan, for members of the Operations Team as constituted at that time and certain members of the Senior Management Team (a total of 10 executives, seven of whom remain with AT&T). Under the Severance Plan, if covered executives (i) are terminated by AT&T for other than "cause" (as defined in the Severance Plan) or
(ii) self-initiate termination for "good reason" (as defined in the Severance
Plan), they will be provided a severance payment equivalent to two times the sum of base salary plus target annual incentive in effect at termination. The severance amount payable may be deferred for up to five years with five annual payments thereafter and will be credited with interest based on the interest rate formula in effect for the Senior Management Incentive Award Deferral Plan on the Severance Plan effective date. In addition, covered executives who terminate under the terms of the Severance Plan will be entitled to certain other post-termination benefits that are generally made available from time to time to retired executive officers and service-pension-eligible senior managers.

PENSION PLANS

     AT&T maintains the AT&T Management Pension Plan, a non-contributory pension plan which covers all management employees, including the Named Officers. The normal retirement age under this plan is 65; however, retirement before age 65 can be elected under certain conditions.

     The AT&T Management Pension Plan was amended in 1997 to update the adjusted career average pay formula for computing pensions. Effective August 1, 1997, the adjusted career average pay formula was 1.6% of the average annual pay for the three years ending December 31, 1996, times the lesser of (a) 105% of the number of years of service prior to January 1, 1997 or (b) the number of years of service prior to January 1, 1997 plus one. Only the basic salary was taken into account in the formula used to compute pension amounts for the Named Officers and other senior managers under the adjusted career average pay formula. No service or compensation after December 31, 1996 was used in calculating an employee's normal retirement benefit under the adjusted career average pay formula.

     Effective January 1, 1998, the AT&T Management Pension Plan was further amended to convert the plan to a cash balance design. Under the new design, a hypothetical cash balance account is established for each participant for record-keeping purposes. Each year a participant's cash balance account is credited with (a) a pay credit based on the participant's age and eligible pay for that year, and (b) an interest credit based on the participant's account balance as of the end of the prior year.

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Effective January 1, 1998, an eligible participant's cash balance account received an initial credit based on a conversion benefit equal to the participant's normal retirement benefit under the adjusted career average pay formula described above multiplied by a conversion factor based on the participant's age as of December 31, 1996. The initial pay credit was made as of January 1, 1998 based on the participant's eligible pay for 1997, and the initial interest credit was made as of January 1, 1998 based on the conversion benefit. Only basic salary is considered eligible pay under the cash balance design for the Named Officers and other senior managers. Interest credits are calculated at the effective annual rate of 7% for calendar years 1997, 1998, 1999, and 2000. Under the cash balance design, a participant's benefit is determined by projecting interest credits to his or her cash balance account to age 65, converting the projected cash balance account to an annuity, and reducing that annuity for early commencement. A participant's benefit under the plan after conversion to the cash balance design will be no less than the benefit calculated under the career average pay formula as adjusted in 1997.

     Federal laws place limitations on pensions that may be paid from the pension trust related to the AT&T Management Pension Plan. Pension amounts based on the AT&T Management Pension Plan formula which exceed the applicable limitations will be paid as an operating expense.

     AT&T also maintains the AT&T Non-Qualified Pension Plan. Under the plan, annual pensions for Messrs. Armstrong, Zeglis, Somers, Ianna and Noski, and other senior managers, are computed based on actual annual bonus awards under the AT&T Short Term Incentive Plan. Pension benefits under this plan will commence at the same time as benefits under the AT&T Management Pension Plan. The annual pension amounts payable under this plan are equal to no less than the greater of the amounts computed under the Basic Formula or Alternate Formula which were amended in 1997 and are described below.

     BASIC FORMULA

     For the three-year period ending December 31, 1996, 1.6% of the average of the actual annual bonus awards times the lesser of (a) 105% of the number of years of service prior to January 1, 1997 or (b) the number of years of service prior to January 1, 1997 plus one.

     ALTERNATE FORMULA

     The excess of (a) 1.7% of the adjusted career average pay over (b) 0.8% of the covered compensation base times the lesser of (i) 105% of the number of years of service prior to January 1, 1997 or (ii) the number of years of service prior to January 1, 1997 plus one, minus the benefit calculated under the AT&T Management Pension Plan formula (without regard to limitations imposed by the Code). For purposes of this formula, adjusted career average pay is the average annual compensation for the three-year period ending December 31, 1996, without regard to the limitations imposed by the Code. The covered compensation base used in this formula is the average of the maximum wage amount on which an employee was liable for Social Security tax for each year beginning with 1961 and ending with 1996. In 1996, the covered compensation base was $27,600.

     No service or compensation after December 31, 1996 is used to calculate an employee's normal retirement benefit under the Basic Formula or Alternate Formula.

     Effective January 1, 1998, the AT&T Non-Qualified Pension Plan was further amended to convert the plan to a cash balance pension design. Under the new design, a hypothetical cash balance account is established for each participant for record-keeping purposes. Each year a participant's cash balance account is credited with (a) an award credit based on the participant's age and short-term award paid in that year and (b) an interest credit based on the participant's account balance as of the end of the prior year. Effective January 1, 1998, an eligible participant's cash balance account

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received an initial credit based on a conversion benefit equal to the participant's normal retirement benefit under the Basic Formula described above multiplied by a conversion factor based on the participant's age as of December 31, 1996. The initial award credit was made as of January 1, 1998 based on the participant's short-term award paid in 1997 and the initial interest credit was made as of January 1, 1998 based on the conversion benefit. Interest credits are calculated at the effective annual rate of 7% for calendar years 1997, 1998, 1999, and 2000. Under the cash balance design, a participant's benefit is determined by projecting interest credits to his or her cash balance account to age 65, converting the projected cash balance account to an annuity, and reducing that annuity for early commencement in the same manner as under the AT&T Management Pension Plan.

     Senior managers, including Mr. Zeglis, and certain other management employees who are hired at age 35 or over, are covered by a supplemental AT&T Mid-Career Pension Plan. For qualified managers retiring with at least five years at a senior level, the plan provides additional credits at approximately one-half the rate in the AT&T Management Pension Plan. The number of credits is equal to the lesser of (1) actual years of net credited service at retirement, or (2) the employee's age at the time of hire minus 30. In addition, the AT&T Mid-Career Pension Plan was amended to provide that liability with respect to senior managers actively employed on January 1, 1998 be transferred to the AT&T Non-Qualified Pension Plan and converted to cash balance as described above.

     Pension amounts under the AT&T Management Pension Plan formula, the AT&T Non-Qualified Pension Plan, or the AT&T Mid-Career Pension Plan are not subject to reductions for Social Security Benefits or other offset amounts. If Messrs. Armstrong, Zeglis, Somers, Ianna, and Noski continue in the positions as previously stated and retire at the normal retirement age of 65, the estimated annual pension amount payable under the AT&T Management Pension Plan formula and the AT&T Non-Qualified Pension Plan would be $465,000, $1,369,700, $740,900, $1,015,400, and $1,134,600, respectively. Amounts shown are straight life annuity amounts not reduced by a joint and survivorship provision which is available to these officers.

     In 1997, AT&T began purchasing annuity contracts to satisfy its unfunded obligations to retired senior managers under the AT&T Non-Qualified Pension Plan. In the event AT&T purchases an annuity contract for any of the Named Officers, the pension payments for such officer will vary from that set forth above. In such instance there would be a tax gross-up payment to the officer, and annuity benefits paid by the annuity provider will be reduced to offset the tax gross-up payment. The after-tax pension benefit will be the same as the after-tax benefit the participant would otherwise have received under the AT&T Non-Qualified Pension Plan. Receipt of the annuity is contingent on the signing of a two-year non-competition agreement which, should competitive activity occur within the two-year period, gives AT&T the right to seek injunctive relief and to recapture any amounts already paid out under the annuity contract.

     In 1997, AT&T entered into a supplemental pension arrangement with Mr. Zeglis. Pursuant to Mr. Zeglis's arrangement, if employment is terminated for any reason other than (i) AT&T-initiated termination for "cause" (as defined in the arrangement) or (ii) self-initiated termination prior to age 52 for other than "good reason" (as defined in the arrangement), he will be entitled to the supplemental pension. Under the supplemental pension arrangement, Mr. Zeglis is entitled to pension benefits determined under the then-existing AT&T qualified and non-qualified pension formulas, using January 1, 1973 as a date of hire, and subject to a minimum amount. Pension benefits payable under this arrangement will be paid out of AT&T's operating income, and will be offset by all amounts actually received by Mr. Zeglis under any then-existing AT&T qualified and/or non-qualified retirement plans. In addition, Mr. Zeglis will be entitled to certain other post-retirement benefits that generally are made available from time to time to retired executive officers and service-pension-eligible senior managers. Pursuant to the supplemental pension arrangement for Mr. Zeglis, if he continues in the position previously stated and retires at the normal retirement age of 65, the

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estimated annual supplemental pension amount, in addition to the pension payable under the AT&T Management Pension Plan and AT&T Non-Qualified Pension Plan described above, would be $140,900.

     In 1997, AT&T also entered into a special individual non-qualified supplemental retirement arrangement with two executive officers including Mr. Ianna. Under this agreement, on November 1, 1997 a deferred account, or Deferred Account, was credited with an initial balance of two times base pay. AT&T shall credit interest to the Deferred Account as of the end of each calendar quarter at a rate equal to one-quarter of the average 30-Year Treasury Bond Rate in effect for the last previous quarter. Pursuant to the arrangement, if (i) employment is terminated by AT&T for any reason other than "cause" prior to the vesting date or (ii) employee self-initiates termination prior to the vesting date for "good reason" (as defined in the arrangement), he will be entitled to the Deferred Account. The vesting date for the officer named above is the sixth anniversary of the "effective date" (as defined in the arrangement). The Deferred Account will be maintained as a bookkeeping account on the records of AT&T and the named officers have no present ownership right or interest in the Deferred Account, or in any assets of AT&T with respect thereto.

     As part of his employment agreement as described above, AT&T entered into a supplemental pension arrangement with Mr. Armstrong in 1997. Pursuant to Mr. Armstrong's arrangement, if he continues in his position as previously stated and retires at the normal retirement age of 65, the estimated pension amount payable under the agreement, which supplements the annual pension amount payable under the AT&T Management Pension Plan and the AT&T Non-Qualified Pension Plan, would be $846,600.

     As part of his employment agreement as described above, AT&T entered into a supplemental pension arrangement with Mr. Noski in 2000. Pursuant to Mr. Noski's arrangement, if he continues in his position as previously stated and retires at the normal retirement age of 65, the estimated pension amount payable under the agreement, which supplements the annual pension amount payable under the AT&T Management Pension Plan and the AT&T Non-Qualified Pension Plan, would be $555,100.

COMPENSATION OF DIRECTORS

     In 2000, directors who were not employees received an annual cash retainer of $45,000 and AT&T common stock units with a then-current market value of $45,000, which were deferred automatically and credited to a portion of a deferred compensation account, pursuant to AT&T's Deferred Compensation Plan for Non-Employee Directors. The chairpersons of the Audit Committee, Liberty Capital Stock Committee, Compensation and Employee Benefits Committee, Finance Committee, and Wireless Group Capital Stock Committee each received an additional annual retainer of $7,500. The chairperson of the Governance and Nominating Committee received an additional annual retainer of $5,000. No fees are paid for attendance at regularly scheduled board and committee meetings. Directors received a fee of $1,500 for each special board or committee meeting attended. In addition, non-employee directors received a stock option grant to purchase 10,000 shares of AT&T Wireless Group tracking stock.

     Directors may elect to defer the receipt of all or part of their cash retainer and other compensation into the AT&T common stock portion or the cash portion of the deferred compensation account. The AT&T common stock portion (the value of which is measured from time to time by the market value of AT&T common stock) is credited on each dividend payment date for AT&T common stock with a number of deferred shares of AT&T common stock equivalent in market value to the amount of the quarterly dividend on the shares then credited in the accounts. The cash portion of the deferred compensation account, representing amounts deferred prior to January 1, 2001, earns interest, compounded quarterly, at an annual rate equal to the average interest rate for ten-year

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United States Treasury Notes for the previous quarter, plus 5%. Thereafter, amounts deferred to the cash portion of the deferred compensation account earn interest, compounded quarterly, at an annual rate equal to the average interest rate for ten-year United States Treasury Notes for the previous quarter, plus 2%.

     Effective December 31, 1996, AT&T terminated its Pension Plan for Non-Employee Directors. The Pension Plan now covers only those non-employee directors who retired prior to December 31, 1996. Benefits accrued for then-active directors were valued and converted into a deferred annuity. AT&T also provides non-employee directors with travel accident insurance when on AT&T business. A non-employee director may purchase life insurance sponsored by AT&T. AT&T will share the premium expense with the director; however, all AT&T contributions will be returned to AT&T at the earlier of (a) the director's death or (b) the later of age 70 or 15 years from the policy's inception. This benefit will continue after the non-employee director's retirement from the board.

     Effective December 1997, the board adopted AT&T stock ownership targets equal to five times the total value of the annual cash retainer and annual stock unit amounts. Directors generally have five years to attain the ownership goal. Ten of the non-employee directors have met their targets. Directors who are employees of AT&T receive no compensation for serving as directors, but also have ownership targets.

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          MANAGEMENT OF GROUPS AND AT&T COMMUNICATIONS SERVICES, INC.

     AT&T's current senior management is expected to continue to manage the groups. No decisions have been made with regard to management of the groups and entities following the spin-off.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     In addition to the matters described above, there will be an address by our Chairman and a general discussion period during which shareholders will have an opportunity to ask questions about the business.

     In the event that any matter not described in this document may properly come before the special meeting, or any adjournment or postponement of the special meeting, the Proxy Committee will vote the shares represented by it in accordance with its best judgment. At the time this proxy statement went to press, we knew of no other matters that might be presented for shareholder action at the special meeting.

                             SHAREHOLDER PROPOSALS

     AT&T's 2002 annual meeting of shareholders is expected to be held in May 2002. Any AT&T shareholder that intended to submit a proposal for inclusion in the proxy materials for AT&T's 2002 annual meeting of shareholders must have submitted that proposal to AT&T's Vice President -- Law and Secretary by November 25, 2001. Our by-laws require shareholders that intend to nominate individuals for election as directors or to propose business to be considered by shareholders at an annual meeting of shareholders, other than shareholder proposals included in the proxy statement, give written notice to AT&T's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. Matters to be raised by a shareholder and nominations at AT&T's 2002 annual meeting of shareholders must be submitted on or after January 20, 2002 but no later than February 19, 2002. The written notice should be sent to Vice President -- Law and Secretary, AT&T Corp., 32 Avenue of the Americas, New York, New York 10013-2412, and must include a brief description of the business, the reasons for conducting the business, any material interest in such business by the shareholder, the name and address of the shareholder as they appear on AT&T's books, and the class and number of shares of AT&T beneficially owned by the shareholder.

     SEC rules set forth standards as to what shareholder proposals are required to be included in a proxy statement for an annual meeting of shareholders.

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                               OTHER INFORMATION

DIRECTORS' AND OFFICERS' LIABILITY POLICY

     A directors' and officers' liability policy was placed, effective July 1, 1997, with Lloyds of London and other carriers. The policy insures AT&T for certain obligations incurred in the indemnification of its directors and officers under New York law or under contract, and insures directors and officers when this indemnification is not provided by AT&T. The policy premium from July 1, 1999 through July 1, 2000 is approximately $1.2 million. This includes coverage for newly acquired companies in 1999.

INDEPENDENT ACCOUNTANTS

     The AT&T consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, incorporated by reference, have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report.

     The AT&T Wireless Group combined financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, incorporated by reference, have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report.

     The AT&T Broadband Group combined financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, included in this proxy statement, have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein.

     The AT&T Consumer Services Group combined financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, included in this proxy statement, have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein.

     The AT&T Communications Services, Inc. combined financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, included in this proxy statement, have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein.

     Representatives of PricewaterhouseCoopers LLP expect to be present at the special meeting and will be available to respond to appropriate questions from shareholders in attendance. Although these representatives have stated that they do not intend to make any statements at the special meeting, they will have the opportunity to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This document contains forward-looking statements with respect to:

     - AT&T's restructuring plan, including the spin-off of AT&T Communications Services, Inc.,

     - financial condition,

     - results of operations,

     - cash flows,

     - dividends,

     - financing plans,

     - business strategies,

     - operating efficiencies or synergies,

     - budgets,

     - capital and other expenditures,

     - network build out and upgrade,

     - competitive positions,

     - availability of capital,

     - growth opportunities for existing products,

     - benefits from new technologies,

     - availability and deployment of new technologies,

     - plans and objectives of management,

     - markets for stock of AT&T, AT&T Broadband Group, AT&T Consumer Services Group and AT&T Communications Services, Inc., and

     - other matters.

Statements in this proxy statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements, including, without limitation, those relating to the future business prospects, revenues, working capital, liquidity, capital needs, network build out, interest costs and income, in each case, relating to AT&T, AT&T Broadband Group, AT&T Consumer Services Group, AT&T Business Services Group and AT&T Communications Services, Inc., wherever they occur in this document, are necessarily estimates reflecting the best judgment of senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this document. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation:

     - the risks associated with the implementation of new business strategies, including risks relating to the operations of new systems and technologies, substantial required expenditures and potential unanticipated costs, uncertainties regarding the adequacy of suppliers on whom these groups must rely to provide both network and consumer equipment and consumer acceptance of the products and services to be offered,

     - the risks associated with the implementation of AT&T's restructuring plan, which is complicated and which involves a substantial number of different transactions each with separate conditions, any or all of which may not occur as we currently intend, or which may not occur in the timeframe we currently expect,

     - the risks associated with each of AT&T's main business units operating as an independent entity as opposed to as part of an integrated telecommunications provider following completion of AT&T's restructuring plan, including the inability of these groups to rely on the financial and operational resources of the combined company and these groups having to provide services that were previously provided by a different part of the combined company,

     - the impact of existing and new competitors in the markets in which these groups compete, including competitors that may offer less expensive products and services, desirable or innovative products, technological substitutes, or have extensive resources or better financing,

     - the introduction or popularity of new products and services, including pre-paid phone products, which could increase churn,

     - the impact of oversupply of capacity resulting from excessive deployment of network capacity,

     - the ongoing global and domestic trend towards consolidation in the telecommunications industry, which trend may have the effect of making the competitors larger and better financed and afford these competitors with extensive resources and greater geographic reach, allowing them to compete more effectively,

     - the effects of vigorous competition in the markets in which these groups operate and for each group's more valuable customers, which may decrease prices charged, increase churn and change the group's customer mix, profitability and average revenue per user,

     - the ability to enter into agreements to provide, and the cost of entering new markets necessary to provide, nationwide services,

     - the ability to establish a significant market presence in new geographic and service markets,

     - the availability and cost of capital and the consequences of increased leverage,

     - the successful execution of plans to dispose of non-strategic assets as part of an overall corporate deleveraging plan,

     - the impact of any unusual items resulting from ongoing evaluations of the business strategies of these groups,

     - the requirements imposed on these groups or latitude allowed to competitors by the FCC or state regulatory commissions under the Telecommunications Act or other applicable laws and regulations,

     - the risks and costs associated with the need to acquire additional spectrum for current and future services,

     - the risks associated with technological requirements, technology substitution and changes and other technological developments,

     - the results of litigation filed or to be filed against these groups,

     - the possibility of one or more of the markets in which these groups compete being impacted by changes in political, economic or other factors, such as monetary policy, legal and regulatory changes or other external factors over which these groups have no control,

     - the risks related to AT&T's investments and joint ventures, and

     - those factors listed under "Risk Factors Relating to the Tracking Stock Amendments," "Risk Factors Relating to AT&T Broadband Group," "Risk Factors Relating to AT&T Consumer Services Group and AT&T Business Services Group," "Risk Factors Relating to the Spin-off of AT&T Communications Services, Inc." and "Risk Factors Relating to AT&T's Restructuring Plan."

The words "estimate," "project," "intend," "expect," "believe," "plan" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this document and throughout the other documents incorporated into this document by reference, including, but not limited to, AT&T's 2000 Annual Report on Form 10-K, including any amendments to the annual report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. AT&T undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events. Moreover, in the future, AT&T, through its senior management team, may make forward-looking statements about the matters described in this document or other matters concerning AT&T, AT&T Broadband Group, AT&T Consumer Services Group, AT&T Business Services Group or AT&T Communications Services, Inc.

WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information, we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our SEC filings also are available to the public from commercial documents retrieval services and at the Internet world wide web site maintained by the SEC at www.sec.gov.

     The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition.

     AT&T SEC FILINGS (FILE NO. 1-1105)                           PERIOD
     ----------------------------------                           ------
Annual Report on Form 10-K...................  Year ended December 31, 2000, filed on April
                                               2, 2001 (as amended April 17, 2001)

Current Reports on Form 8-K..................  Filed on February 16, 2001, March 1, 2001,
                                               March 28, 2001, March 29, 2001 (as amended
                                               April 11, 2001), April 19, 2001 and April 27,
                                               2001

     We also are incorporating by reference into this proxy statement additional documents that may be filed with the SEC from the date of this proxy statement to the date of the special meeting. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements. If you are a shareholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us, the SEC or the SEC's Internet world wide web site as described above. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference such exhibits in this proxy statement. Shareholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone to us at the following address:

                                   AT&T Corp.
                           32 Avenue of the Americas
                         New York, New York 10013-2412
                              Tel: (212) 387-5400
                    Attn: Office of the Corporate Secretary

     If you would like to request documents from us, please do so by , 2001 to receive them before the special meeting.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS BEING CONSIDERED AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY
STATEMENT IS DATED                , 2001. YOU SHOULD NOT ASSUME THAT THE
INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                   APPENDIX A
                                    FORM OF
          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                    UNDER SECTION 805 OF THE NEW YORK STATE
                            BUSINESS CORPORATION LAW

     We, the undersigned, being a Vice President and an Assistant Secretary respectively, of AT&T Corp., do hereby certify as follows:

          FIRST: The name of the corporation is AT&T Corp.

          SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on March 3, 1885.

          THIRD: (a) The Certificate of Incorporation of the corporation is hereby amended to create one new class of common stock, AT&T Broadband Group common stock, having the number, designation, relative rights, preferences, and limitations as set forth herein.

          (b) To effect the foregoing, Article THIRD is hereby amended as set forth in Exhibit A hereto.

          FOURTH: The manner in which the foregoing amendment of said Certificate of Incorporation of the corporation was authorized was by the vote of the holders of a majority of all outstanding shares of the corporation entitled to vote thereon at a meeting of shareholders, subsequent to the unanimous vote of our board of directors.

     IN WITNESS WHEREOF, we have subscribed this document on              , 2001
and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

                                      By
                                      ------------------------------------------
                                      Name:
                                      Title: Vice President

                                      By
                                      ------------------------------------------
                                      Name:
                                      Title: Assistant Secretary

                                 ARTICLE THIRD

                                 CAPITAL STOCK

     If the Consumer Services charter amendment proposal is adopted, the first sentence of PART A of Article THIRD is hereby amended to read in its entirety as follows:

     The aggregate number of shares which the corporation is authorized to issue
is      (     ) shares, consisting of one hundred million (100,000,000)
preferred shares having a par value of $1.00 per share ("Preferred Stock") and
     (     ) common shares, of which six billion (6,000,000,000) common shares shall be Common Stock having a par value of $1.00 per share ("Common Stock"), two billion five hundred million (2,500,000,000) common shares shall be Class A Liberty Media Group Common Stock having a par value of $1.00 per share ("Class A Liberty Media Group Common Stock"), two hundred fifty million (250,000,000) common shares shall be Class B Liberty Media Group Common Stock having a par value of $1.00 per share ("Class B Liberty Media Group Common Stock"), six billion (6,000,000,000) common shares shall be Wireless Group Common Stock having a par value of $1.00 per share ("Wireless Group Common Stock"),
(     ) common shares shall be Broadband Group Common Stock having a par value
of $     per share ("Broadband Group Common Stock") and      (     ) common
shares shall be Consumer Services Group Common Stock having a par value of
$     per share ("Consumer Services Group Common Stock").

     If the Consumer Services charter amendment proposal is not adopted, the first sentence of PART A of Article THIRD is hereby amended to read in its entirety as follows:

     The aggregate number of shares which the corporation is authorized to issue
is      (     ) shares, consisting of one hundred million (100,000,000)
preferred shares having a par value of $1.00 per share ("Preferred Stock") and
     (     ) common shares, of which six billion (6,000,000,000) common shares shall be Common Stock having a par value of $1.00 per share ("Common Stock"), two billion five hundred million (2,500,000,000) common shares shall be Class A Liberty Media Group Common Stock having a par value of $1.00 per share ("Class A Liberty Media Group Common Stock"), two hundred fifty million (250,000,000) common shares shall be Class B Liberty Media Group Common Stock having a par value of $1.00 per share ("Class B Liberty Media Group Common Stock"), six billion (6,000,000,000) common shares shall be Wireless Group Common Stock having a par value of $1.00 per share ("Wireless Group Common Stock") and
(     ) common shares shall be Broadband Group Common Stock having a par value
of $     per share ("Broadband Group Common Stock").

     Part B of Article THIRD shall remain unchanged. Part D of Article THIRD is hereby redesignated as Part F of Article THIRD (if the Consumer Services charter amendment proposal is adopted) or as Part E of Article THIRD (if the Consumer Services charter amendment proposal is not adopted) and shall otherwise remain unchanged, and, assuming the Consumer Services charter amendment proposal is adopted, a new Part D shall be added to Article THIRD, so that Part D of Article THIRD shall read in its entirety as follows (with brackets removed if the Consumer Services charter amendment proposal is adopted, and with bracketed references to the Consumer Services charter amendment deleted and appropriate grammatical and section reference changes made if the Consumer Services charter amendment proposal is not adopted):

PART D -- BROADBAND GROUP COMMON STOCK

1. Voting Rights.

     (a) Subject to paragraph 1(c) of this Part D of this Article Third, holders
of Broadband Group Common Stock shall be entitled to      of a vote per share of
such stock held, on all matters presented to such shareholders.

     (b) Except as may otherwise be required by the laws of the State of New York or, with respect to additional or special voting rights (which may include, without limitation, rights of any such holders of any such class or series to elect one or more directors voting separately as a class) of any class or series of Preferred Stock or any other class of common shares, in this Certificate of Incorporation of the corporation, as the same may be amended from time to time (this "Certificate") (including the terms of Liberty Media Group Common Stock, the Wireless Group Common Stock, [the Consumer Services Group Common Stock], any class or series of Preferred Stock and any resolution or resolutions providing for the establishment of such class or series pursuant to authority vested in the Board of Directors by this Certificate and the terms of any other class of common shares), the holders of shares of Common Stock, the holders of shares of Broadband Group Common Stock, the holders of shares of Class A Liberty Media Group Common Stock, the holders of shares of Class B Liberty Media Group Common Stock, the holders of shares of Wireless Group Common Stock, [the holders of shares of Consumer Services Group Common Stock,] the holders of shares of each other class of common shares, if any, entitled to vote thereon, and the holders of shares of each class or series of Preferred Stock, if any, entitled to vote thereon, shall vote as one class with respect to all matters to be voted on by shareholders of the corporation, and no separate vote or consent of the holders of shares of Common Stock, the holders of shares of Broadband Group Common Stock, the holders of shares of Class A Liberty Media Group Common Stock, the holders of shares of Class B Liberty Media Group Common Stock, the holders of shares of Wireless Group Common Stock, [the holders of shares of Consumer Services Group Common Stock] or the holders of shares of any such class of common shares or any such class or series of Preferred Stock shall be required for the approval of any such matter, except, in the case of Liberty Media Group Common Stock, under the circumstances described in paragraph 1(b) of Part B of this Article Third, in the case of Wireless Group Common Stock, under the circumstances described in paragraph 1(b) of Part C of this Article Third, [and in the case of Consumer Services Group Common Stock, under the circumstances described in paragraph 1(b) of Part E of this Article Third].

     (c) If the corporation shall in any manner subdivide (by stock split or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of Common Stock, Broadband Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [or Consumer Services Group Common Stock], or pay a stock dividend in shares of any class to holders of that class or shall otherwise effect a share distribution (as defined in paragraph 3 of this Part D of this Article Third) of Common Stock, Broadband Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [or Consumer Services Group Common Stock,] the per share voting rights of Common Stock and Liberty Media Group Common Stock specified in paragraph 1(a) of Part B of this Article Third, the per share voting rights of Wireless Group Common Stock specified in paragraph 1(a) of Part C of this Article Third, [the per share voting rights of Consumer Services Group Common Stock specified in paragraph 1(a) of Part E of this Article Third] and/or the per share voting rights of Broadband Group Common Stock specified in paragraph 1(a) of this Part D of this Article Third shall be appropriately adjusted so as to avoid any dilution in the aggregate voting rights of any one class relative to the other classes.

2. Dividends.

     (a) DIVIDENDS ON COMMON STOCK. Dividends on Common Stock may be declared and paid only to the extent of (i) the assets of the corporation legally available therefor minus (ii) the sum of (A) Liberty Media Group Available Dividend Amount (as defined in paragraph 9 of Part B of this Article Third), (B) the Wireless Group Available Dividend Amount (as defined in paragraph 9 of Part C of this Article Third), [(C) the Consumer Services Group Available Dividend Amount (as defined in paragraph 9 of Part E of this Article Third] and (D) the Broadband Group Available Dividend Amount (such amount available for the payment of dividends on Common Stock is referred to in this Part D of this Article Third as the "Common Stock Available Dividend Amount(B)").

     (b) DIVIDENDS ON BROADBAND GROUP COMMON STOCK. Dividends on Broadband Group Common Stock may be declared and paid only out of the lesser of (i) the excess, if any, of (A) the assets of the corporation legally available therefor, over (B) the sum of (1) Liberty Media Group Available Dividend Amount, (2) the Wireless Group Available Dividend Amount [and (3) the Consumer Services Group Available Dividend Amount] and (ii) the Broadband Group Available Dividend Amount. Concurrently with the payment of any dividend on shares of Broadband Group Common Stock, at the election of the Board of Directors, either (x) the Common Stock Group(B) shall receive from the Broadband Group an aggregate payment of the same kind of cash and/or property that is the subject of such dividend, which payment shall be equal to the excess, if any, of (i) the quotient obtained by dividing (A) the aggregate amount of such dividend, as determined by the Board of Directors, by
(B) the Broadband Group Allocation Fraction, over (ii) the aggregate amount of such dividend, as so determined, or (y) the Broadband Group Allocation Fraction will be adjusted as described in paragraph 9 of this Part D of this Article Third. The payment to be made to the Common Stock Group(B) pursuant to the preceding sentence may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash or other property.

     (c) DISCRIMINATION BETWEEN OR AMONG CLASSES OF COMMON SHARES. The Board of Directors, subject to the provisions of paragraphs 2(a) and 2(b) of this Part D of this Article Third, paragraph 3(b) of Part B of this Article Third, paragraphs 2(a) and 2(b) of Part C of this Article Third [and paragraphs 2(a) and 2(b) of Part E of this Article Third], shall have the sole authority and discretion to declare and pay dividends (or to refrain from declaring or paying the same) exclusively to the holders of Common Stock, exclusively to the holders of Broadband Group Common Stock, exclusively to the holders of Liberty Media Group Common Stock, exclusively to holders of Wireless Group Common Stock, [exclusively to holders of Consumer Services Group Common Stock,] exclusively to the holders of any other class of common shares or to the holders of any two or more of such classes in equal or unequal amounts, notwithstanding the relationship between the Common Stock Available Dividend Amount(B), the Broadband Group Available Dividend Amount, Liberty Media Group Available Dividend Amount, the Wireless Group Available Dividend Amount, [the Consumer Services Group Available Dividend Amount,] the respective amounts of prior dividends declared on, or the liquidation rights of, Common Stock, Broadband Group Common Stock, Class A Liberty Media Group Common Stock, Class B Liberty Media Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or any other factor.

3. Share Distributions.

     Subject to the provisions of paragraph 4 of Part B of this Article Third, paragraph 3 of Part C of this Article Third [and paragraph 3 of Part E of this Article Third], the corporation may declare and pay a distribution consisting of shares of Common Stock, Broadband Group Common Stock or any other securities of the corporation or any other Person (hereinafter sometimes called a "share distribution") to holders of Common Stock or Broadband Group Common Stock only in accordance with this paragraph 3 of this Part D of this Article Third.

     (a) DISTRIBUTIONS ON COMMON STOCK OR BROADBAND GROUP COMMON STOCK. Except as set forth in paragraph 4 of Part B of this Article Third, paragraph 3 of Part C of this Article Third [and paragraph 3 of Part E of this Article Third], the corporation may declare and pay a share distribution to holders of Common Stock, Broadband Group Common Stock or any other class of common shares (other than Liberty Media Group Common Stock, Wireless Group Common Stock or Consumer Services Group Common Stock) consisting of any securities of the corporation, any Subsidiary of the corporation, or any other Person, including, without limitation, a share distribution consisting of shares of any class or series of Preferred Stock or shares of Common Stock, Broadband Group Common Stock or any other class of common shares (other than Liberty Media Group Common Stock, Wireless Group Common Stock or Consumer Services Group Common Stock) (or Convertible Securities convertible into or exercisable or exchangeable for shares of any class or series of Preferred Stock or shares of Common Stock, Broadband Group Common Stock or any other class of common shares (other than Liberty Media Group Common Stock, Wireless Group Common Stock or Consumer Services Group Common Stock)).

     Concurrently with the making of any share distribution with respect to Broadband Group Common Stock, at the election of the Board of Directors, either
(x) the Common Stock Group(B) shall receive from the Broadband Group an aggregate payment of the same kind of property that is the subject of such distribution, which payment shall be equal to the excess, if any, of (i) the quotient obtained by dividing (A) the aggregate amount of such distribution, as determined by the Board of Directors, by (B) the Broadband Group Allocation Fraction, over (ii) the aggregate amount of such dividend, as so determined, or
(y) the Broadband Group Allocation Fraction shall be adjusted as described in paragraph 9 of this Part D of this Article Third. Any payment to be made to the Common Stock Group(B) pursuant to the preceding sentence may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash or other property.

     (b) DISCRIMINATION BETWEEN OR AMONG CLASSES OF COMMON SHARES. The Board of Directors, subject to the foregoing provisions of this paragraph 3 of this Part D of this Article Third, the provisions of paragraph 4 of Part B of this Article Third, the provisions of paragraph 3 of Part C of this Article Third [and the provisions of paragraph 3 of Part E of this Article Third], shall have the sole authority and discretion to declare and pay (or to refrain from declaring or paying) share distributions exclusively to holders of Common Stock, exclusively to holders of Broadband Group Common Stock, exclusively to holders of Liberty Media Group Common Stock, exclusively to holders of Wireless Group Common Stock, [exclusively to holders of Consumer Services Group Common Stock,] exclusively to the holders of any other class of common shares or to holders of any two or more of such classes in equal or unequal amounts, notwithstanding the relationship between the Common Stock Available Dividend Amount(B), the Broadband Group Available Dividend Amount, Liberty Media Group Available Dividend Amount, the Wireless Group Available Dividend Amount, [the Consumer Services Group Available Dividend Amount,] the respective amounts of prior share distributions declared on, or the liquidation rights of, Common Stock, Broadband Group Common Stock, Class A Liberty Media Group Common Stock and Class B Liberty Media Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or any other factor.

4. Exchange of Broadband Group Common Stock.

     (a) EXCHANGE AT OPTION OF BOARD OF DIRECTORS. (I) At any time, the Board of Directors may redeem all outstanding shares of Broadband Group Common Stock for a new class of common stock of another entity that owns all of the material assets and liabilities of the Broadband Group, provided that this new class of common stock has substantially the same terms as those governing Broadband Group Common Stock as provided for in this part D of this Article Third and in the Corporation's by-laws, including with regard to the definition of "AT&T Broadband Group," and provided, further that the per share voting rights of this new class of common stock shall be based on the ratio of the initial trading prices of this new class of common stock to the trading prices of the common stock of such other entity over a fixed number of Trading Days (not to exceed
25), such number of Trading Days to be determined by the Board of Directors prior to or at the time of such redemption.

     (II) At any time that the assets and liabilities represented by the Broadband Group are substantially equivalent to the assets and liabilities of the corporation as a whole, the Board of Directors, in its sole discretion, may effect a recapitalization of the corporation by declaring that all of the outstanding shares of Broadband Group Common Stock shall be exchanged for fully paid and nonassessable shares of Common Stock on a ratio based on the number of shares of Common Stock outstanding, the number of shares of Broadband Group Common Stock outstanding and the AT&T Broadband Group allocation fraction. In this event, each share of Broadband Group Common Stock will be redeemed in exchange for that number of shares of AT&T Common Stock, calculated to the nearest 1/10,000, equal to a fraction the numerator of which is:

     a fraction the numerator of which is the product of the number of shares of Common Stock outstanding on a fully diluted basis and the Broadband Group Allocation Fraction and the denominator of which is 1 minus the Broadband Group Allocation Fraction;

and the denominator of which is:

     the number or shares of Broadband Group Common Stock outstanding on a fully diluted basis.

     All calculations of fully diluted shares of Common Stock or Broadband Group Common Stock in the preceding sentence shall be made on the treasury basis in accordance with United States generally accepted accounting principles.

     (III) At any time following the occurrence of any of 1) a Tax Event or 2)
the      anniversary of the date of initial issuance of any shares of Broadband
Group Common Stock (the "Initial Issuance Date"), the Board of Directors, in its sole discretion, may, at any time, effect a recapitalization of the corporation (a "Board Required Exchange") by declaring that all of the outstanding shares of Broadband Group Common Stock shall be exchanged for fully paid and nonassessable shares of Common Stock in accordance with the Exchange Rate. In addition, at any time following the Initial Issuance Date, so long as all of the assets and liabilities included in the Broadband Group are held, directly or indirectly, by one or more Qualifying Subsidiaries of the corporation (which shall not include any Subsidiary that is a part of Liberty Media Group as defined in paragraph 9 of Part B of this Article Third, the Wireless Group as defined in paragraph 9 of Part C of this Article Third [or the Consumer Services Group as defined in paragraph 9 of Part E of this Article Third]) that hold no other material assets or liabilities (the "Broadband Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the corporation legally available therefor, effect a Board Required Exchange by exchanging, on a pro rata basis, all of the outstanding shares of Broadband Group Common Stock in exchange for an aggregate number of outstanding fully paid and nonassessable shares of common stock of such Broadband Group Subsidiary or Subsidiaries at the applicable Exchange Rate, provided that no such exchange may occur unless the exchange is tax free to the holders of Broadband Group Common Stock (except with respect to any cash received by such holders in lieu of fractional shares).

     (IV) For purposes of this paragraph 4 of this Part D of this Article Third, the term "Exchange Shares" shall mean the shares of Common Stock or shares of the one or more Broadband Group Subsidiaries, as the case may be, into which shares of Broadband Group Common Stock may be exchanged pursuant to paragraphs
(I), (II) or (III) above. With regard to any redemption or exchange pursuant to paragraphs (I), (II) or (III) above, the Board of Directors may, in its sole discretion, condition the redemption or exchange on the occurrence or failure to occur of certain events, and the Board of Directors may, in its sole discretion, waive any of these conditions.

     (b) EXCHANGE IN CONNECTION WITH CERTAIN SIGNIFICANT TRANSACTIONS. In the event of a Disposition other than a Broadband Group Related Business Transaction by the corporation in a transaction or series of related transactions of all or substantially all of the properties and assets (as defined below) of the Broadband Group to any Person(s) or group(s) of which the corporation is not a majority owner (whether by merger, consolidation, sale of assets or stock, liquidation, dissolution, winding up or otherwise) (a "Significant Transaction"), effective upon the consummation of such sale, transfer, assignment or other disposition and automatically without any action on the part of the corporation or the Board of Directors or on the part of the holders of shares of Broadband Group Common Stock, the corporation shall be recapitalized (a "Significant Transaction Exchange") by exchanging all outstanding shares of Broadband Group Common Stock for, at the sole discretion of the Board of Directors, either (i) fully paid and nonassessable shares of Common Stock at the Exchange Rate or (ii) other consideration, as described in paragraph 4(c) of this Part D of this Article Third. Notwithstanding the preceding sentence, the corporation shall be under no obligation to effect a Significant Transaction Exchange that it might otherwise be required to effect pursuant to such sentence (and the Exchange Rate shall not apply) if (i) the underlying Significant Transaction is conditioned upon the affirmative vote of a majority of the holders of Broadband Group Common Stock, voting as a separate class, (ii) in connection with a spin-off or similar distribution of the corporation's entire interest in the Broadband Group to the holders of Broadband Group Common Stock, including any such distribution that is made in connection with a Board Required Exchange,

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(iii) in connection with the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, or (iv) in connection with the underlying Significant Transaction, the Board of Directors redeems all outstanding shares of Broadband Group Common Stock for a new class of common stock of another entity that owns all of the material assets and liabilities of the Broadband Group pursuant to paragraph 4(a)(I) of this Part D of this Article Third.

     (c) ALTERNATE CONSIDERATION IN CONNECTION WITH SIGNIFICANT TRANSACTION EXCHANGE. In connection with any Significant Transaction Exchange, the corporation may, at the sole discretion of the Board of Directors, (i) in lieu of issuing shares of Common Stock in exchange for shares of Broadband Group Common Stock, either (x) subject to the limitations described in paragraph 2(b) of this Part D of this Article Third and to the other provisions described in this paragraph 4(c) of this Part D of this Article Third, declare and pay a dividend in cash and/or in securities or other property (determined as provided below) to holders of the outstanding shares of Broadband Group Common Stock equally on a share for share basis in an aggregate amount equal to the Broadband Group Net Proceeds of such Significant Transaction; or (y) provided that there are assets of the corporation legally available therefor and to the extent the Broadband Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof as described in clause (x) of this paragraph 4(c) of this Part D of this Article Third, then (A) if such Significant Transaction involves the Disposition of all (not merely substantially all) of the properties and assets of the Broadband Group, redeem all outstanding shares of Broadband Group Common Stock in exchange for cash and/or securities or other property (determined as provided below) in an aggregate amount equal to the Broadband Group Net Proceeds; or (B) if such Significant Transaction involves the Disposition of substantially all (but not all) of the properties and assets of the Broadband Group, apply an aggregate amount of cash and/or securities or other property (determined as provided below) equal to the Broadband Group Net Proceeds to the redemption of outstanding shares of Broadband Group Common Stock, the number of shares to be redeemed to equal the lesser of (1) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of Broadband Group Common Stock by the average Market Value of one share of Broadband Group Common Stock during the 10-Trading Day period beginning on the 15th Trading Day following the consummation of such Disposition, and (2) the number of shares of Broadband Group Common Stock outstanding, and (ii) in lieu of issuing solely shares of Common Stock in exchange for shares of Broadband Group Common Stock, subject to the limitations described in paragraph 2(b) of this Part D of this Article Third and to the other provisions described in paragraph 4(c) of this Part D of this Article Third, combine the issuance of shares of Common Stock in exchange for shares of Broadband Group Common Stock with the payment of a dividend on or the redemption of shares of Broadband Group Common Stock for cash and/or other securities or other property as described below.

     In the event that the Board of Directors elects the option described in
(ii) of the preceding paragraph, the outstanding shares of Broadband Group Common Stock exchanged for fully paid and nonassessable shares of Common Stock shall be exchanged at the Exchange Rate and a dividend shall be paid on all the remaining shares of Broadband Group Common Stock equally on a share for share basis, or some or all of the remaining outstanding shares of Broadband Group Common Stock shall be exchanged for cash and/or other securities or other property, as follows. The aggregate amount of such dividend, in the case of a dividend, or the portion of the Broadband Group Net Proceeds to be applied to such an exchange, in the case of an exchange, shall equal (A) an amount equal to the total Broadband Group Net Proceeds multiplied by (B) one minus a fraction, the numerator of which shall be the number of shares of Broadband Group Common Stock exchanged for shares of Common Stock and the denominator of which shall be the total number of outstanding shares of Broadband Group Common Stock. In the event of an exchange, if the Significant Transaction involves the Disposition of all (not merely substantially all) of the properties and assets of the Broadband Group, then all remaining outstanding shares of Broadband Group Common Stock will be redeemed in exchange for cash and/or securities or other property in an aggregate amount equal to the portion of the Broadband Group Net Proceeds to be applied to the exchange. If the Significant Transaction involves the Disposition of substantially all (but not all) of the properties and

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assets of the Broadband Group, then the portion of the Broadband Group Net
Proceeds to be applied to the exchange will be used to redeem a number of shares equal to the lesser of (1) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of Broadband Group Common Stock by the average Market Value of one share of Broadband Group Common Stock during the 10-Trading Day period beginning on the 15th Trading Day following consummation of the Disposition, and (2) the number of shares of Broadband Group Common Stock outstanding.

     For purposes of this paragraph 4 of this Part D of this Article Third, in the case of a Significant Transaction involving a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions. Any exchange described in this paragraph 4 of this Part D of this Article Third shall be effected in accordance with the applicable provisions set forth in paragraph 5 of this Part D of this Article Third. In the event that, at the time of any Significant Transaction, there are outstanding any Convertible Securities convertible into or exercisable for shares of Broadband Group Common Stock that would give the holders rights to receive any dividend or exchange consideration related to the Significant Transaction upon exercise, conversion or otherwise, or would adjust as a result of such dividend or exchange to give the holder equivalent economic rights, then the shares of Broadband Group Common Stock underlying such Convertible Securities will be taken into account for purposes of determining the terms of any dividend payment or exchange effected in lieu of a Significant Transaction Exchange.

     (d) PAYMENT TO COMMON STOCK GROUP (B). Concurrently with the payment of any dividend referred to in paragraph 4(c) of this Part D of this Article Third, at the election of the Board of Directors, either (A) the Common Stock Group(B) shall receive from the Broadband Group an aggregate payment of the same kind of property that is the subject of such dividend, which payment shall be equal to the excess of (i) the quotient obtained by dividing (x) the aggregate amount of such dividend, as determined by the Board of Directors, by (y) the Broadband Group Allocation Fraction, over (ii) the aggregate amount of such dividend, as so determined, or (B) the Broadband Group Allocation Fraction will be adjusted as described in paragraph 9 of this Part D of this Article Third. Any payment to be made to the Common Stock Group(B) pursuant to the preceding sentence may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash or other property.

     (e) EXCHANGE RATE. For purposes of this paragraph 4 of this Part D of this Article Third, the term "Exchange Rate" shall mean the number of Exchange Shares for which each share of Broadband Group Common Stock shall be exchangeable pursuant to a Board Required Exchange or a Significant Transaction Exchange, determined as follows. If the shares of Broadband Group Common Stock are to be exchanged for shares of Common Stock (other than pursuant to paragraph 4(a)(II) of this Part D of this Article Third), each share of Broadband Group Common Stock shall be exchangeable for such number of shares of Common Stock (calculated to the nearest 1/10,000), subject to paragraph 5 below, equal to
     % of the ratio of the Average Market Price Per Share of such Broadband Group Common Stock to the Average Market Price Per Share of Common Stock. For purposes of computing the Exchange Rate, the "Average Market Price Per Share" of Common Stock or Broadband Group Common Stock, as the case may be, shall mean (i) in the case of a Board Required Exchange, the average of the daily Market Value per share for such Common Stock or Broadband Group Common Stock for the 40 consecutive Trading Days ending on the 15th Trading Day prior to the date an Exchange Notice is mailed, or (ii) in the case of a Significant Transaction Exchange, the average of the daily Market Value per share for such Common Stock or Broadband Group Common Stock for the 10 consecutive Trading Days beginning on the 15th Trading Day following consummation of the Significant Transaction. If the shares of Broadband Group Common Stock are to be exchanged for shares of one or more Broadband Group Subsidiaries, such shares of Broadband Group Common Stock shall be exchanged, on a pro rata basis, for an aggregate number of outstanding fully paid and nonassessable shares of common stock of each such Broadband Group Subsidiary equal to the number of outstanding shares of common stock

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of such Subsidiary held by the corporation multiplied by the Broadband Group
Allocation Fraction and, if the Board of Directors so determines, the remaining shares of such Subsidiary shall be distributed on a pro rata basis to the holders of shares of Common Stock (or shares of Common Stock shall be exchanged for such remaining shares of such Subsidiary); provided that no such distribution (or mandatory exchange) may occur unless the distribution (or mandatory exchange) is tax free to the holders of Common Stock (except with respect to any cash received by such holders in lieu of fractional shares). If at the time of such an exchange for shares of one or more Broadband Group Subsidiaries, there are outstanding any Convertible Securities convertible into or exercisable for shares of Broadband Group Common Stock that would become exercisable or convertible for shares of one or more Broadband Group Subsidiaries as a result of such exchange, and the obligation to issue such shares under such options, warrants, convertible securities or similar rights is not assumed or otherwise provided for by one or more Broadband Group Subsidiaries, then the shares of Broadband Group Common Stock underlying such Convertible Securities will be taken into account for purposes of determining the Exchange Rate for such exchange.

     For purposes of this Paragraph 4 of this Part D of this Article Third, "substantially all of the properties and assets" of the Broadband Group as of any date shall mean a portion of such properties and assets that represents at least 80% of the Fair Value of the properties and assets attributed to the Broadband Group as of such date.

5. Certain Procedures Relating to Exchanges.

     (a) The Board of Directors may, in its sole discretion, elect to issue fractional Exchange Shares in connection with an exchange or to make a cash payment in lieu of fractional shares, as described below. If the Board of Directors elects not to issue fractional Exchange Shares, then no such fractional shares shall be issued in connection with the exchange of shares of Broadband Group Common Stock into Exchange Shares, and, in lieu thereof, each holder of Broadband Group Common Stock who would otherwise be entitled to a fractional interest of an Exchange Share shall, upon surrender of such holder's certificate or certificates representing shares of Broadband Group Common Stock, receive a cash payment (without interest) (the "Fractional Payment") equal to
(i) in the case of an exchange for shares of Common Stock, the product resulting from multiplying (A) the fraction of a share of Common Stock to which such holder would otherwise have been entitled by (B) the Average Market Price Per Share of Common Stock on the Exchange Date, or (ii) in the case of an exchange for shares of one or more Broadband Group Subsidiaries, such value as is determined by the Board of Directors.

     (b) No adjustments in respect of dividends shall be made upon the exchange of any shares of Broadband Group Common Stock; provided, however, that, if the Exchange Date with respect to Broadband Group Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto but prior to the payment or distribution thereof, the registered holders of such shares at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such shares on the date set for payment of such dividend or other distribution, notwithstanding the exchange of such shares or the corporation's default in payment of the dividend or distribution due on such date.

     (c) At such time or times as the corporation exercises its right to cause a redemption or exchange pursuant to paragraphs 4(a)(I) or 4(a)(II) of this Part D of this Article Third or to cause a Board Required Exchange, and at the time of any Significant Transaction Exchange, the corporation shall give notice of such exchange to the holders of Broadband Group Common Stock whose shares are to be exchanged, by mailing by first-class mail a notice of such exchange (an "Exchange Notice"), in the case of an exchange at the discretion of the Board of Directors, not less than 15 nor more than 60 days prior to the date fixed for such exchange (the "Exchange Date"), and, in the case of any other required exchange, as soon as practicable before or after the Exchange Date, in either case, to their last addresses as they appear upon the corporation's books. Each such Exchange Notice shall specify 1) the Exchange Date, 2) the Exchange Rate applicable to, or a

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description of the consideration to be received in, such exchange, and 3) any conditions to the occurrence of such exchange as set forth by the Board of Directors (which conditions may be waived by the Board of Directors in its sole discretion), and shall state that issuance of certificates representing the applicable type of Exchange Shares to be received upon exchange of shares of Broadband Group Common Stock shall be upon surrender of certificates representing such shares of Broadband Group Common Stock.

     (d) Before any holder of shares of Broadband Group Common Stock shall be entitled to receive certificates representing such Exchange Shares, such holder must surrender, at such office as the corporation shall specify, certificates for such shares of Broadband Group Common Stock duly endorsed to the corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, unless the corporation shall waive such requirement. The corporation shall, as soon as practicable after such surrender of certificates representing such shares of Broadband Group Common Stock, issue and deliver, at the office of the transfer agent representing Exchange Shares, to the holder for whose account such shares of Broadband Group Common Stock were so surrendered, or to such holder's nominee or nominees, certificates representing the number of Exchange Shares to which such holder shall be entitled, together with the Fractional Payment, if any.

     (e) From and after any Exchange Date, all rights of a holder of shares of Broadband Group Common Stock shall cease except for the right, upon surrender of the certificates representing such shares of Broadband Group Common Stock, to receive certificates representing Exchange Shares together with a Fractional Payment, if any, as described in paragraphs 5(a) and 5(d) of this Part D of this Article Third and rights to dividends as described in paragraph 5(b) of this Part D of this Article Third. No holder of a certificate that immediately prior to the applicable Exchange Date represented shares of Broadband Group Common Stock shall be entitled to receive any dividend or other distribution with respect to Exchange Shares until surrender of such holder's certificate for a certificate or certificates representing Exchange Shares. Upon surrender, the holder shall receive the amount of any dividends or other distributions (without interest) that were payable with respect to a record date after the Exchange Date, but that were not paid by reason of the foregoing with respect to the number of Exchange Shares represented by the certificate or certificates issued upon such surrender. From and after an Exchange Date applicable to Broadband Group Common Stock, the corporation shall, however, be entitled to treat certificates for Broadband Group Common Stock that have not yet been surrendered for exchange as evidencing the ownership of the number of Exchange Shares for which the shares of Broadband Group Common Stock represented by such certificates have been exchanged, notwithstanding the failure to surrender such certificates.

     (f) If any certificate for Exchange Shares is to be issued in a name other than that in which the certificate representing shares of Broadband Group Common Stock surrendered in exchange therefor is registered, it shall be a condition of such issuance that the person requesting the issuance pays any transfer or other taxes required by reason of the issuance of certificates for such Exchange Shares in a name other than that of the record holder of the certificate surrendered, or establishes, to the satisfaction of the corporation or its agent, that such tax has been paid or is not applicable. Under no circumstances shall the corporation be liable to a holder of shares of Broadband Group Common Stock for any Exchange Shares or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (g) At the time an Exchange Notice is delivered with respect to any shares of Broadband Group Common Stock, or at the time of the Exchange Date, if earlier, the corporation shall have reserved and kept available, solely for the purpose of issuance upon exchange of the outstanding shares of Broadband Group Common Stock, such number of Exchange Shares as shall be issuable upon the exchange of the number of shares of Broadband Group Common Stock specified or to be specified in the applicable Exchange Notice, provided that the corporation shall not under any circumstances be precluded from satisfying its obligation in respect of the exchange of the outstanding shares of Broadband Group Common Stock by delivery of purchased Exchange Shares that are held in the treasury of the corporation.

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6. Liquidation.

     In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Stock is entitled, (a) as provided in paragraph 6 of Part B of this Article Third, the holders of the shares of Class A Liberty Media Group Common Stock and the holders of the shares of Class B Liberty Media Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of Y/Z for the 20-Trading Day period ending on the Trading Day prior to the date of the public announcement of such liquidation, dissolution or winding up, (b) as provided in paragraph 6 of Part C of this Article Third, the holders of the shares of Wireless Group Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of W/Z for such 20-Trading Day period, [(c) as provided in paragraph 6 of Part E of this Article Third, the holders of the shares of Consumer Services Group Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of C/Z for such 20-Trading Day period], (d) the holders of the shares of Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of X/Z for such 20-Trading Day period, (e) the holders of the shares of Broadband Group Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of B/Z for such 20-Trading Day period, and (f) if applicable, the holders of the shares of any other class of common shares of the corporation (other than Common Stock, Broadband Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock or Consumer Services Group Common Stock), on the basis that may be set forth in this Certificate with respect to any such shares, shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of V/Z for such 20-Trading Day period, where Y is the aggregate Market Capitalization of the Class A Liberty Media Group Common Stock and the Class B Liberty Media Group Common Stock, X is the aggregate Market Capitalization of the Common Stock, W is the aggregate Market Capitalization of the Wireless Group Common Stock, [C is the aggregate Market Capitalization of Consumer Services Group Common Stock, B is the aggregate Market Capitalization of Broadband Group Common Stock,] V is the aggregate Market Capitalization, if applicable, of any other class of common shares (other than Common Stock, Broadband Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [and Consumer Services Group Common Stock]), and Z is the aggregate Market Capitalization of (i) the Class A Liberty Media Group Common Stock and the Class B Liberty Media Group Common Stock, (ii) the Wireless Group Common Stock, [(iii) the Consumer Services Group Common Stock,] (iv) the Common Stock, (vi) the Broadband Group Common Stock and
(iv) any other class of common shares of the corporation (other than Common Stock, Broadband Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [and Consumer Services Group Common Stock]). Neither the consolidation or merger of the corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the corporation shall itself be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this paragraph 6 of this Part D of this Article Third. Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in the Broadband Group being held by one or more Broadband Group Subsidiaries, and the distribution of some or all of the shares of such Broadband Group Subsidiaries (and no other

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material assets or liabilities) to the holders of the outstanding Broadband
Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part D of this Article Third, but shall be subject to paragraph 4 of this Part D of this Article Third. Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in Liberty Media Group being held by one or more Liberty Media Group Subsidiaries (as defined in paragraph 5(a) of Part B of this Article Third), and the distribution of such Liberty Media Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Liberty Media Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part D of this Article Third, but shall be subject to paragraph 5(a) of Part B of this Article Third. Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in the Wireless Group being held by one or more Wireless Group Subsidiaries, and the distribution of some or all of the shares of such Wireless Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Wireless Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part D of this Article Third, but shall be subject to paragraph 4 of Part C of this Article Third. [Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in the Consumer Services Group being held by one or more Consumer Services Group Subsidiaries, and the distribution of some or all of the shares of such Consumer Services Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Consumer Services Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part D of this Article Third, but shall be subject to paragraph 4 of Part E of this Article Third.]

7. Determinations by the Board of Directors.

     Any determinations made by the Board of Directors under any provision of this Part D of this Article Third shall be final and binding on all shareholders of the corporation, except as may otherwise be required by law. The corporation shall prepare a statement of any determination by the Board of Directors, respecting the fair market value of any properties, assets or securities, and shall file such statement with the Secretary of the corporation.

8. Adjustment of the Broadband Group Allocation Fraction.

     (a) The denominator of the Broadband Group Allocation Fraction shall be adjusted from time to time as deemed appropriate by the Board of Directors (i) to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of Broadband Group Common Stock and stock dividends payable in shares of Broadband Group Common Stock, (ii) to reflect the fair market value of contributions or allocations by the corporation of cash or property or other assets or liabilities from the Common Stock Group(B) to the Broadband Group (or vice versa), or of cash or property or other assets or liabilities of the Common Stock Group(B) to, or for the benefit of, employees of the Broadband Group in connection with employee benefit plans or arrangements of the corporation or any of its subsidiaries (or vice versa), (iii) to reflect the number of shares of capital stock of the corporation contributed to, or for the benefit of, employees of the Broadband Group in connection with benefit plans or arrangements of the corporation or any of its Subsidiaries, (iv) to reflect repurchases by the corporation of shares of Broadband Group Common Stock for the account of the Broadband Group, (v) to reflect issuances of Broadband Group Common Stock for the account of the Broadband Group, (vi) to reflect dividends or other distributions to holders of the Broadband Group Common Stock to the extent no payment is made to the Common Stock Group(B), and (vii) under such other circumstances as the Board of Directors determines appropriate to reflect the economic substance of any other event or circumstance, provided that, in each case, the adjustment shall be made in a manner that is fair and equitable to holders of Common

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Stock and Broadband Group Common Stock (and intended to reflect the relative deemed economic ownership interest, if any, of the Common Stock Group(B) in the Broadband Group). Any adjustment made by the Board of Directors pursuant to the preceding sentence shall, subject to the foregoing, be at the sole discretion of the Board of Directors, and all such determinations shall be final and binding on all shareholders of the corporation. For purposes of this paragraph 8 of this Part D of this Article Third, the consideration paid by the Common Stock Group(B) to acquire any assets or other property or contributed or allocated to the Broadband Group shall be presumed to be the "fair market value" as of its acquisition.

     (b) Without duplication of any adjustment pursuant to paragraph 8(a) of this Part D of this Article Third, in the event that the corporation shall issue shares of Broadband Group Common Stock for the account of the Broadband Group, then the denominator of the Broadband Group Allocation Fraction shall be increased by the number of shares of Broadband Group Common Stock so issued.

     (c) Without duplication of any adjustment pursuant to paragraph 8(a) of this Part D of this Article Third, if, in connection with any share issuance described in paragraph 8(b) of this Part D of this Article Third, or otherwise, the corporation contributes or allocates cash or other property or assets from the Common Stock Group(B) to the Broadband Group, the denominator of the Broadband Group Allocation Fraction shall be increased (or further increased) by an amount obtained by dividing (i) the fair market value of such cash, property or assets (as determined by the Board of Directors) by (ii) the net per share offering price of the Broadband Group Common Stock.

9. Certain Definitions.

     Unless the context otherwise requires, the terms defined in this paragraph 9 of this Part D of this Article Third shall have, for all purposes of this Part D of this Article Third, the meanings herein specified:

     "Broadband Group" shall mean, as of any date that any shares of Broadband Group Common Stock have been issued and continue to be outstanding, without duplication, the direct or indirect interest of the corporation (either itself or through direct or indirect subsidiaries, affiliates, joint ventures or other investments, or any of their predecessors or successors) (a) in all of the businesses, assets and liabilities reflected in the financial statements of the Broadband Group dated December 31, 2000, publicly filed by the corporation, including any successor to the Broadband Group by merger, consolidation or sale of all or substantially all of its assets (whether or not in connection with a Broadband Group Related Business Transaction), (b) the other assets and liabilities (contingent or otherwise) of the corporation and its Subsidiaries primarily related to the businesses, assets and liabilities described in clause
(a) and all net income and net losses arising in respect thereof after such date, (c) all assets, liabilities and businesses acquired by the Broadband Group or acquired by the corporation or any of its Subsidiaries for the account of, or contributed, allocated or otherwise transferred to, the Broadband Group (including the net proceeds of any new issuance for the account of the Broadband Group of any new shares of Broadband Group Common Stock or Convertible Securities), in each case, after the date of such financial statements and as determined by the Board of Directors in accordance with the provisions of paragraphs 7 and 8 of this Part D of this Article Third, and (d) the proceeds of any Disposition of any of the foregoing; provided, however, that the Broadband Group shall not include (a) any assets, liabilities or businesses disposed of after the date of such financial statements or (b) any assets, liabilities or businesses allocated to the Common Stock Group(B) or otherwise distributed or otherwise transferred from the Broadband Group, whether to the Common Stock Group(B), to holders of shares of Broadband Group Common Stock or otherwise, in each case after the date of such financial statements and as determined by the Board of Directors in accordance with the provisions of paragraphs 7 and 8 of this Part D of this Article Third. The Broadband Group shall not include any business, assets or liabilities of Liberty Media Group, the Wireless Group [or the Consumer Services Group].

     "Broadband Group Allocated Portion" shall mean, with respect to the Broadband Group as a whole, or any dividend, distribution, payment, consideration or other amount or allocation requiring apportionment between the holders of Broadband Group Common Stock (other than the corporation and its Subsidiaries), on the one hand, and the Common Stock Group(B), on the other hand, the following: (a) in the case of the Broadband Group as a whole, the proportion of such Group represented by the Broadband Group Allocation Fraction, and (b) in the case of any other amount or allocation, the product of (i) such amount or allocation and (ii) the Broadband Group Allocation Fraction.

     "Broadband Group Allocation Fraction" shall mean, as of any date of determination, a fraction, the numerator of which shall be the number of shares of Broadband Group Common Stock outstanding on such date and the denominator of which shall be a number initially determined by the Board of Directors, in its sole discretion, prior to the Initial Issuance Date, subject to adjustment from time to time as described in paragraph 8 of this Part D of this Article Third, provided that such fraction shall in no event be greater than one. If the holders of any securities of the corporation or any other Person that are convertible into or exercisable or exchangeable for shares of Broadband Group Common Stock are entitled to participate in any dividend or other distribution with respect to the Broadband Group Common Stock, such shares so issuable upon such conversion, exercise or exchange shall be taken into account in calculating the Broadband Group Allocation Fraction and any amount payable to the Common Stock Group(B) in such manner as the Board of Directors determines to be appropriate.

     "Broadband Group Available Dividend Amount" shall mean, as of any date, the Broadband Group Allocated Portion of the excess of (a) the amount by which the total assets of the Broadband Group exceed the total liabilities of the Broadband Group as of such date over (b) the sum of (i) the par value of all issued shares of Broadband Group Common Stock and each class or series of Preferred Stock attributed to the Broadband Group, (ii) the amount of the consideration received for any shares of Preferred Stock attributed to the Broadband Group without par value that have been issued, except such part of the consideration therefor as may have been allocated to surplus in a manner permitted by law, and (iii) any amount not included in subclauses (i) and (ii) above that the corporation (by appropriate action of the Board of Directors) has transferred to stated capital specifically in respect of Broadband Group Common Stock, minus (c) all reductions from such sums set forth in clauses (i), (ii) and (iii) above as have been effected in a manner permitted by law; provided, however, that, in the event that the law governing the corporation changes from that governing the corporation on the date the adoption of the Amendment to this Certificate pursuant to which the Broadband Group Common Stock was authorized (whether because of amendment of the applicable law or because of a change in the jurisdiction of incorporation of the corporation through merger or otherwise), the Broadband Group Available Dividend Amount shall mean the amount of dividends, as determined by the Board of Directors, that could be paid by a corporation (governed under such applicable law) having the assets and liabilities of the Broadband Group, an amount of outstanding common stock (and having an aggregate par value) equal to the amount (and aggregate par value) of the outstanding Broadband Group Common Stock and of each class or series of Preferred Stock attributed to the Broadband Group and having an amount of earnings or loss or other relevant corporate attributes as reasonably determined by the Board of Directors in light of all factors deemed relevant by the Board of Directors.

     "Broadband Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the Broadband Group, an amount, if any, equal to the Broadband Group Allocated Portion of the gross proceeds of such Disposition after any payment of, or reasonable provision for,
(a) any taxes payable by the corporation or any other member of the Common Stock Group in respect of such Disposition or in respect of any mandatory dividend or redemption resulting from such Disposition (or that would have been payable but for the utilization of tax benefits attributable to the Common Stock Group(B), Liberty Media Group, the Wireless Group [or the Consumer Services Group]), (b) any transaction costs borne by the Common Stock

Group(B) in connection with such Disposition, including, without limitation, any legal, investment banking and accounting fees and expenses borne by the Common Stock Group(B) in connection with such Disposition, (c) any liabilities and other obligations (contingent or otherwise) of the Broadband Group borne by the Common Stock Group(B) in connection with such Disposition, including, without limitation, any indemnity or guarantee obligations incurred by the Common Stock Group(B) in connection with the Disposition or any liabilities assumed by the Common Stock Group(B) for future purchase price adjustments, and (d) any preferential amounts, accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Broadband Group. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property; provided that the value of any marketable securities included in such proceeds shall be the average of the daily Market Value of such securities for the 10 consecutive Trading Days beginning on the 15th Trading Day following consummation of the Disposition.

     "Broadband Group Related Business Transaction" shall mean any Disposition of all or substantially all the properties and assets attributed to the Broadband Group in a transaction or series of related transactions that results in the corporation or one or more of its Subsidiaries receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of any entity that (a) acquires such properties or assets or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor, and (b) which the Board of Directors determines is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by the Broadband Group prior to such Disposition.

     "Common Stock Group(B)" shall mean, as of any date, the interest of the corporation in all of the businesses in which the corporation is or has been engaged, directly or indirectly (either itself or through direct or indirect subsidiaries, affiliates, joint ventures or other investments or any of their predecessors or successors), and the respective assets and liabilities of the corporation therein, other than (a) the Broadband Group Allocated Portion of the Broadband Group, (b) any businesses, assets or liabilities of Liberty Media Group, (c) any businesses, assets or liabilities of the Wireless Group [and (d) any businesses, assets or liabilities of the Consumer Services Group].

     "Convertible Securities" shall mean any securities of the corporation (other than Liberty Media Group Common Stock, Wireless Group Common Stock [and Consumer Services Group Common Stock]) or any Subsidiary of the corporation that are convertible into, exchangeable for or evidence the right to purchase any shares of Common Stock, Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or of any class of Liberty Media Group Common Stock, whether upon conversion, exercise or exchange, or pursuant to anti-dilution provisions of such securities or otherwise.

     "Disposition" shall mean the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock, or otherwise) by the corporation (or its successors) or any of its Subsidiaries or properties or assets. Disposition shall not include a merger, consolidation, exchange of shares or other business combination transaction involving the corporation in which the corporation (or its successors) continues, immediately following such transaction, to hold the same, direct and indirect, interest in the business, assets and liabilities comprising the Broadband Group that it held immediately prior to such transaction (other than as a result of any action by any Person included in the Broadband Group).

     "Fair Value" shall mean, in the case of equity securities or debt securities of a class that has previously been publicly traded for a period of at least three months, the Market Value thereof (if such Market Value, as so defined, can be determined) or, in the case of an equity security or debt security that has not been publicly traded for at least such period, means the fair value per share of stock or per other unit of such other security, on a fully distributed basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors; provided, however, that, in the case of property other than securities, the "Fair Value" thereof shall be determined in good faith by the Board of Directors based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice. Any such determination of Fair Value shall be described in a statement filed with the records of the actions of the Board of Directors.

     "Group" shall mean the Common Stock Group(B), Liberty Media Group, the Wireless Group, [the Consumer Services Group] or the Broadband Group.

     Initial Issuance Date" shall mean the date of first issuance of any shares of Broadband Group Common Stock.

     "Market Capitalization" of any class or series of capital stock of the corporation on any Trading Day shall mean the product of (a) the Market Value of one share of such class or series on such Trading Day and (b) the number of shares of such class or series outstanding on such Trading Day.

     "Market Value" of any class or series of capital stock of the corporation on any day shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such day (if such day is a Trading Day, and, if such day is not a Trading Day, on the Trading Day immediately preceding such day), or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case, on the New York Stock Exchange or, if the shares of such class or series are not quoted on the New York Stock Exchange on such Trading Day, on the Nasdaq National Market, or, if the shares of such class or series are not quoted on the Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the corporation, or, if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day (including, without limitation, because such securities are not publicly held), the market value of a share of such class or series as determined by the Board of Directors; provided that, for purposes of determining the ratios set forth in paragraph 6 of this Part D of this Article Third, (a) the "Market Value" of any share of Common Stock, Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or of any class of Liberty Media Group Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to Common Stock, Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or such class of Liberty Media Group Common Stock, as applicable, shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board of Directors, and (b) the "Market Value" of any share of Common Stock, any share of Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or of any class of Liberty Media Group Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of Common Stock, Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or of such class of Liberty Media Group Common Stock, as applicable, or (ii) the "ex" date or any similar date for any dividend or distribution with respect to the Common Stock, Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or any such class of Liberty Media Group Common Stock in shares of Common Stock, Broadband Group Common Stock, Wireless Group Common Stock, [Consumer Services Group Common Stock] or such class of Liberty Media Group Common

Stock, as applicable, shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.

     "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

     "Qualifying Subsidiary" of a Person shall mean a Subsidiary of such Person in which such Person's ownership and voting interest is sufficient to satisfy the ownership and voting requirements of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, for a distribution of such Person's interest in such Subsidiary to the holders of Broadband Group Common Stock and, in the event that the Broadband Group Allocation Fraction is less than one, the holders of Common Stock (or any such securities into which the Broadband Group Common Stock or the Common Stock may have been converted, reclassified or changed or for which they may have been exchanged), as the case may be, to be tax free to such holders.

     "Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company or partnership 50% or more of whose outstanding voting securities or membership or partnership interests, as the case may be, are, directly or indirectly, owned by such Person.

     "Trading Day" shall mean each weekday other than any day on which any relevant class or series of capital stock of the corporation is not available for trading on the New York Stock Exchange or the Nasdaq National Market or in the over-the-counter market.

     "Tax Event" shall mean receipt by the corporation of an opinion of tax counsel of the corporation's choice, to the effect that, as a result of any amendment to, clarification of, or change (including a prospective change) in, the laws (or any interpretation or application of the laws) of the United States or any political subdivision or taxing authority thereof or therein (including enactment of any legislation and the publication of any judicial or regulatory decision, determination or pronouncement) which amendment, clarification or change is effective, announced, released, promulgated or issued on or after the date of initial issuance of the Broadband Group Common Stock, regardless of whether such amendment, clarification or change is issued to or in connection with a proceeding involving the corporation, the Common Stock Group(B) or the Broadband Group and whether or not subject to appeal, there is more than an insubstantial risk that:

          (i) for tax purposes, any issuance of Broadband Group Common Stock would be treated as a sale or other taxable disposition by the corporation or any of its Subsidiaries of any of the assets, operations or relevant subsidiaries to which the Broadband Group Common Stock relates,

          (ii) the existence of the Broadband Group Common Stock would subject the corporation, its Subsidiaries or affiliates, or any of their respective successors or shareholders to the imposition of tax or to other adverse tax consequences, or

          (iii) for tax purposes, either Common Stock or Broadband Group Common Stock is not or, at any time in the future, will not be treated solely as common stock of the corporation.

                                                                      APPENDIX B

                                    FORM OF
          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                    UNDER SECTION 805 OF THE NEW YORK STATE
                            BUSINESS CORPORATION LAW

     We, the undersigned, being a Vice President and an Assistant Secretary respectively, of AT&T Corp., do hereby certify as follows:

          FIRST: The name of the corporation is AT&T Corp.

          SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on March 3, 1885.

          THIRD: (a) The Certificate of Incorporation of the corporation is hereby amended to create one new class of common stock, AT&T Consumer Services Group common stock, having the number, designation, relative rights, preferences, and limitations as set forth herein.

          (b) To effect the foregoing, Article THIRD is hereby amended as set forth in Exhibit A hereto.

          FOURTH: The manner in which the foregoing amendment of said Certificate of Incorporation of the corporation was authorized was by the vote of the holders of a majority of all outstanding shares of the corporation entitled to vote thereon at a meeting of shareholders, subsequent to the unanimous vote of our board of directors.

     IN WITNESS WHEREOF, we have subscribed this document on                ,
2001 and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

                                      By
                                      ------------------------------------------
                                      Name:
                                      Title: Vice President

                                      By
                                      ------------------------------------------
                                      Name:
                                      Title: Assistant Secretary

                                 ARTICLE THIRD

                                 CAPITAL STOCK

     If the Broadband charter amendment proposal is adopted, the first sentence of PART A of Article THIRD is hereby amended to read in its entirety as follows:

     The aggregate number of shares which the corporation is authorized to issue
is           (          ) shares, consisting of one hundred million
(100,000,000) preferred shares having a par value of $1.00 per share ("Preferred
Stock") and           (          ) common shares, of which six billion
(6,000,000,000) common shares shall be Common Stock having a par value of $1.00 per share ("Common Stock"), two billion five hundred million (2,500,000,000) common shares shall be Class A Liberty Media Group Common Stock having a par value of $1.00 per share ("Class A Liberty Media Group Common Stock"), two hundred fifty million (250,000,000) common shares shall be Class B Liberty Media Group Common Stock having a par value of $1.00 per share ("Class B Liberty Media Group Common Stock"), six billion (6,000,000,000) common shares shall be Wireless Group Common Stock having a par value of $1.00 per share ("Wireless
Group Common Stock"),           (          ) common shares shall be Broadband
Group Common Stock having a par value of $          per share ("Broadband Group
Common Stock") and           (          ) common shares shall be Consumer
Services Group Common Stock having a par value of $     per share ("Consumer
Services Group Common Stock").

     If the Broadband charter amendment proposal is not adopted, the first sentence of PART A of Article THIRD is hereby amended to read in its entirety as follows:

     The aggregate number of shares which the corporation is authorized to issue
is           (          ) shares, consisting of one hundred million
(100,000,000) preferred shares having a par value of $1.00 per share ("Preferred
Stock") and           (          ) common shares, of which six billion
(6,000,000,000) common shares shall be Common Stock having a par value of $1.00 per share ("Common Stock"), two billion five hundred million (2,500,000,000) common shares shall be Class A Liberty Media Group Common Stock having a par value of $1.00 per share ("Class A Liberty Media Group Common Stock"), two hundred fifty million (250,000,000) common shares shall be Class B Liberty Media Group Common Stock having a par value of $1.00 per share ("Class B Liberty Media Group Common Stock"), six billion (6,000,000,000) common shares shall be Wireless Group Common Stock having a par value of $1.00 per share ("Wireless
Group Common Stock") and           (          ) common shares shall be Consumer
Services Group Common Stock having a par value of $     per share ("Consumer
Services Group Common Stock").

     Part B of Article THIRD shall remain unchanged. Part D of Article THIRD is hereby redesignated as Part F of Article THIRD (if the Broadband charter amendment proposal is adopted) or as Part E of Article THIRD (if the Broadband charter amendment proposal is not adopted) and shall otherwise remain unchanged, and, assuming the Broadband charter amendment proposal is adopted, a new Part E shall be added to Article THIRD, so that Part E of Article THIRD shall read in its entirety as follows (with brackets removed if the Broadband charter amendment proposal is adopted, and with bracketed references to the Broadband charter amendment deleted and appropriate grammatical and section reference changes made if the Broadband charter amendment proposal is not adopted):

PART E -- CONSUMER SERVICES GROUP COMMON STOCK

1. Voting Rights.

     (a) Subject to paragraph 1(c) of this Part E of this Article Third, holders
of Consumer Services Group Common Stock shall be entitled to      of a vote per
share of such stock held.

     (b) Except as may otherwise be required by the laws of the State of New York or, with respect to additional or special voting rights (which may include, without limitation, rights of any such holders of any such class or series to elect one or more directors voting separately as a class) of any class or series of Preferred Stock or any other class of common shares, in this Certificate of Incorporation of the corporation, as the same may be amended from time to time (this "Certificate") (including the terms of Liberty Media Group Common Stock, the Wireless Group Common Stock, [the Broadband Group Common Stock], any class or series of Preferred Stock and any resolution or resolutions providing for the establishment of such class or series pursuant to authority vested in the Board of Directors by this Certificate and the terms of any other class of common shares), the holders of shares of Common Stock, the holders of shares of Consumer Services Group Common Stock, the holders of shares of Class A Liberty Media Group Common Stock, the holders of shares of Class B Liberty Media Group Common Stock, the holders of shares of Wireless Group Common Stock, [the holders of shares of Broadband Group Common Stock,] the holders of shares of each other class of common shares, if any, entitled to vote thereon, and the holders of shares of each class or series of Preferred Stock, if any, entitled to vote thereon, shall vote as one class with respect to all matters to be voted on by shareholders of the corporation, and no separate vote or consent of the holders of shares of Common Stock, the holders of shares of Consumer Services Group Common Stock, the holders of shares of Class A Liberty Media Group Common Stock, the holders of shares of Class B Liberty Media Group Common Stock, the holders of shares of Wireless Group Common Stock, [the holders of shares of Broadband Group Common Stock] or the holders of shares of any such class of common shares or any such class or series of Preferred Stock shall be required for the approval of any such matter, except, in the case of Liberty Media Group Common Stock, under the circumstances described in paragraph 1(b) of Part B of this Article Third, in the case of Wireless Group Common Stock, under the circumstances described in paragraph 1(b) of Part C of this Article Third, [and in the case of Broadband Group Common Stock, under the circumstances described in paragraph 1(b) of Part D of this Article Third].

     (c) If the corporation shall in any manner subdivide (by stock split or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of Common Stock, Consumer Services Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [or Broadband Group Common Stock], or pay a stock dividend in shares of any class to holders of that class or shall otherwise effect a share distribution (as defined in paragraph 3 of this Part E of this Article Third) of Common Stock, Consumer Services Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [or Broadband Group Common Stock,] the per share voting rights of Common Stock and Liberty Media Group Common Stock specified in paragraph 1(a) of Part B of this Article Third, the per share voting rights of Wireless Group Common Stock specified in paragraph 1(a) of Part C of this Article Third, [the per share voting rights of Broadband Group Common Stock specified in paragraph 1(a) of Part D of this Article Third] and/or the per share voting rights of Consumer Services Group Common Stock specified in paragraph 1(a) of this Part E of this Article Third shall be appropriately adjusted so as to avoid any dilution in the aggregate voting rights of any one class relative to the other classes.

2. Dividends.

     (a) DIVIDENDS ON COMMON STOCK. Dividends on Common Stock may be declared and paid only to the extent of (i) the assets of the corporation legally available therefor minus (ii) the sum of (A) Liberty Media Group Available Dividend Amount (as defined in paragraph 9 of Part B of this Article Third), (B) the Wireless Group Available Dividend Amount (as defined in paragraph 9 of Part C of this Article Third), [(C) the Broadband Group Available Dividend Amount (as defined in paragraph 9 of Part D of this Article Third] and (D) the Consumer Services Group Available Dividend Amount (such amount available for the payment of dividends on Common Stock is referred to in this Part E of this Article Third as the "Common Stock Available Dividend Amount(C)").

     (b) DIVIDENDS ON CONSUMER SERVICES GROUP COMMON STOCK. Dividends on Consumer Services Group Common Stock may be declared and paid only out of the lesser of (i) the excess, if any, of

(A) the assets of the corporation legally available therefor, over (B) the sum of (1) Liberty Media Group Available Dividend Amount, (2) the Wireless Group Available Dividend Amount [and (3) the Broadband Group Available Dividend Amount] and (ii) the Consumer Services Group Available Dividend Amount. Concurrently with the payment of any dividend on shares of Consumer Services Group Common Stock, at the election of the Board of Directors, either (x) the Common Stock Group(C) shall receive from the Consumer Services Group an aggregate payment of the same kind of cash and/or property that is the subject of such dividend, which payment shall be equal to the excess, if any, of (i) the quotient obtained by dividing (A) the aggregate amount of such dividend, as determined by the Board of Directors, by (B) the Consumer Services Group Allocation Fraction, over (ii) the aggregate amount of such dividend, as so determined, or (y) the Consumer Services Group Allocation Fraction will be adjusted as described in paragraph 9 of this Part E of this Article Third. The payment to be made to the Common Stock Group(C) pursuant to the preceding sentence may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash or other property.

     (c) DISCRIMINATION BETWEEN OR AMONG CLASSES OF COMMON SHARES. The Board of Directors, subject to the provisions of paragraphs 2(a) and 2(b) of this Part E of this Article Third, paragraph 3(b) of Part B of this Article Third, paragraphs 2(a) and 2(b) of Part C of this Article Third [and paragraphs 2(a) and 2(b) of Part D of this Article Third], shall have the sole authority and discretion to declare and pay dividends (or to refrain from declaring or paying the same) exclusively to the holders of Common Stock, exclusively to the holders of Consumer Services Group Common Stock, exclusively to the holders of Liberty Media Group Common Stock, exclusively to holders of Wireless Group Common Stock, [exclusively to holders of Broadband Group Common Stock,] exclusively to the holders of any other class of common shares or to the holders of any two or more of such classes in equal or unequal amounts, notwithstanding the relationship between the Common Stock Available Dividend Amount(C), the Consumer Services Group Available Dividend Amount, Liberty Media Group Available Dividend Amount, the Wireless Group Available Dividend Amount, [the Broadband Group Available Dividend Amount,] the respective amounts of prior dividends declared on, or the liquidation rights of, Common Stock, Consumer Services Group Common Stock, Class A Liberty Media Group Common Stock, Class B Liberty Media Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or any other factor.

3. Share Distributions.

     Subject to the provisions of paragraph 4 of Part B of this Article Third, paragraph 3 of Part C of this Article Third [and paragraph 3 of Part D of this Article Third], the corporation may declare and pay a distribution consisting of shares of Common Stock, Consumer Services Group Common Stock or any other securities of the corporation or any other Person (hereinafter sometimes called a "share distribution") to holders of Common Stock or Consumer Services Group Common Stock only in accordance with this paragraph 3 of this Part E of this Article Third.

     (a) DISTRIBUTIONS ON COMMON STOCK OR CONSUMER SERVICES GROUP COMMON
STOCK. Except as set forth in paragraph 4 of Part B of this Article Third, paragraph 3 of Part C of this Article Third [and paragraph 3 of Part D of this Article Third], the corporation may declare and pay a share distribution to holders of Common Stock, Consumer Services Group Common Stock or any other class of common shares (other than Liberty Media Group Common Stock, Wireless Group Common Stock or Broadband Group Common Stock) consisting of any securities of the corporation, any Subsidiary of the corporation, or any other Person, including, without limitation, a share distribution consisting of shares of any class or series of Preferred Stock or shares of Common Stock, Consumer Services Group Common Stock or any other class of common shares (other than Liberty Media Group Common Stock, Wireless Group Common Stock or Broadband Group Common Stock) (or Convertible Securities convertible into or exercisable or exchangeable for shares of any class or series of Preferred Stock or shares of Common Stock, Consumer Services Group Common Stock or any other class of common shares (other than Liberty Media Group Common Stock, Wireless Group Common Stock or Broadband Group Common Stock)).

     Concurrently with the making of any share distribution with respect to Consumer Services Group Common Stock, at the election of the Board of Directors, either (x) the Common Stock Group(C) shall receive from the Consumer Services Group an aggregate payment of the same kind of property that is the subject of such distribution, which payment shall be equal to the excess, if any, of (i) the quotient obtained by dividing (A) the aggregate amount of such distribution, as determined by the Board of Directors, by (B) the Consumer Services Group Allocation Fraction, over (ii) the aggregate amount of such dividend, as so determined, or (y) the Consumer Services Group Allocation Fraction shall be adjusted as described in paragraph 9 of this Part E of this Article Third. Any payment to be made to the Common Stock Group(C) pursuant to the preceding sentence may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash or other property.

     (b) DISCRIMINATION BETWEEN OR AMONG CLASSES OF COMMON SHARES. The Board of Directors, subject to the foregoing provisions of this paragraph 3 of this Part E of this Article Third, the provisions of paragraph 4 of Part B of this Article Third, the provisions of paragraph 3 of Part C of this Article Third [and the provisions of paragraph 3 of Part D of this Article Third], shall have the sole authority and discretion to declare and pay (or to refrain from declaring or paying) share distributions exclusively to holders of Common Stock, exclusively to holders of Consumer Services Group Common Stock, exclusively to holders of Liberty Media Group Common Stock, exclusively to holders of Wireless Group Common Stock, [exclusively to holders of Broadband Group Common Stock,] exclusively to the holders of any other class of common shares or to holders of any two or more of such classes in equal or unequal amounts, notwithstanding the relationship between the Common Stock Available Dividend Amount(C), the Consumer Services Group Available Dividend Amount, Liberty Media Group Available Dividend Amount, the Wireless Group Available Dividend Amount, [the Broadband Group Available Dividend Amount,] the respective amounts of prior share distributions declared on, or the liquidation rights of, Common Stock, Consumer Services Group Common Stock, Class A Liberty Media Group Common Stock and Class B Liberty Media Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or any other factor.

4. Exchange of Consumer Services Group Common Stock.

     (a) EXCHANGE AT OPTION OF BOARD OF DIRECTORS. (I) At any time, the Board of Directors may redeem all outstanding shares of Consumer Services Group Common Stock for a new class of common stock of another entity that owns all of the material assets and liabilities of the Consumer Services Group, provided that this new class of common stock has substantially the same terms as those governing Consumer Services Group Common Stock as provided for in this Part E of this Article Third and in the Corporation's by-laws, including with regard to the definition of "Consumer Services Group", and provided, further that the per share voting rights of this new class of common stock shall be based on the ratio of the initial trading prices of this new class of common stock to the trading prices of the common stock of such other entity over a fixed number of Trading Days (not to exceed 25), such number of Trading Days to be determined by the Board of Directors prior to or at the time of such redemption.

     (II) At any time following the occurrence of any of 1) a Tax Event or 2)
the           anniversary of the date of initial issuance of any shares of
Consumer Services Group Common Stock (the "Initial Issuance Date"), the Board of Directors, in its sole discretion, may, at any time, effect a recapitalization of the corporation (a "Board Required Exchange") by declaring that all of the outstanding shares of Consumer Services Group Common Stock shall be exchanged for fully paid and nonassessable shares of Common Stock in accordance with the Exchange Rate. In addition, at any time following the Initial Issuance Date, so long as all of the assets and liabilities included in the Consumer Services Group are held, directly or indirectly, by one or more Qualifying Subsidiaries of the corporation (which shall not include any Subsidiary that is a part of Liberty Media Group as

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defined in paragraph 9 of Part B of this Article Third, the Wireless Group as defined in paragraph 9 of Part C of this Article Third [or the Broadband Group as defined in paragraph 9 of Part D of this Article Third]) that hold no other material assets or liabilities (the "Consumer Services Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the corporation legally available therefor, effect a Board Required Exchange by exchanging, on a pro rata basis, all of the outstanding shares of Consumer Services Group Common Stock in exchange for an aggregate number of outstanding fully paid and nonassessable shares of common stock of such Consumer Services Group Subsidiary or Subsidiaries at the applicable Exchange Rate, provided that no such exchange may occur unless the exchange is tax free to the holders of Consumer Services Group Common Stock (except with respect to any cash received by such holders in lieu of fractional shares).

     (III) For purposes of this paragraph 4 of this Part E of this Article Third, the term "Exchange Shares" shall mean the shares of Common Stock or shares of the one or more Consumer Services Group Subsidiaries, as the case may be, into which shares of Consumer Services Group Common Stock may be exchanged pursuant to paragraphs (I) or (II) above. With regard to any redemption or exchange pursuant to paragraphs (I) or (II) above, the Board of Directors may, in its sole discretion, condition the redemption or exchange on the occurrence or failure to occur of certain events, and the Board of Directors may, in its sole discretion, waive any of these conditions.

     (b) EXCHANGE IN CONNECTION WITH CERTAIN SIGNIFICANT TRANSACTIONS. In the event of a Disposition other than a Consumer Services Group Related Business Transaction by the corporation in a transaction or series of related transactions of all or substantially all of the properties and assets (as defined below) of the Consumer Services Group to any Person(s) or group(s) of which the corporation is not a majority owner (whether by merger, consolidation, sale of assets or stock, liquidation, dissolution, winding up or otherwise) (a "Significant Transaction"), effective upon the consummation of such sale, transfer, assignment or other disposition and automatically without any action on the part of the corporation or the Board of Directors or on the part of the holders of shares of Consumer Services Group Common Stock, the corporation shall be recapitalized (a "Significant Transaction Exchange") by exchanging all outstanding shares of Consumer Services Group Common Stock for, at the sole discretion of the Board of Directors, either (i) fully paid and nonassessable shares of Common Stock at the Exchange Rate or (ii) other consideration, as described in paragraph 4(c) of this Part E of this Article Third. Notwithstanding the preceding sentence, the corporation shall be under no obligation to effect a Significant Transaction Exchange that it might otherwise be required to effect pursuant to such sentence (and the Exchange Rate shall not apply) if (i) the underlying Significant Transaction is conditioned upon the affirmative vote of a majority of the holders of Consumer Services Group Common Stock, voting as a separate class, (ii) in connection with a spin-off or similar distribution of the corporation's entire interest in the Consumer Services Group to the holders of Consumer Services Group Common Stock, including any such distribution that is made in connection with a Board Required Exchange, (iii) in connection with the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, or (iv) in connection with the underlying Significant Transaction, the Board of Directors redeems all outstanding shares of Consumer Services Common Stock for a new class of common stock of another entity that owns all of the material assets and liabilities of the Consumer Services Group pursuant to paragraph 4(a)(I) of this Part E of this Article Third.

     (c) ALTERNATE CONSIDERATION IN CONNECTION WITH SIGNIFICANT TRANSACTION EXCHANGE. In connection with any Significant Transaction Exchange, the corporation may, at the sole discretion of the Board of Directors, (i) in lieu of issuing shares of Common Stock in exchange for shares of Consumer Services Group Common Stock, either (x) subject to the limitations described in paragraph 2(b) of this Part E of this Article Third and to the other provisions described in this paragraph 4(c) of this Part E of this Article Third, declare and pay a dividend in cash and/or in securities or other property (determined as provided below) to holders of the outstanding shares of Consumer Services Group Common Stock equally on a share for share basis in an aggregate amount

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equal to the Consumer Services Group Net Proceeds of such Significant
Transaction; or (y) provided that there are assets of the corporation legally available therefor and to the extent the Consumer Services Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof as described in clause (x) of this paragraph 4(c) of this Part E of this Article Third, then (A) if such Significant Transaction involves the Disposition of all (not merely substantially all) of the properties and assets of the Consumer Services Group, redeem all outstanding shares of Consumer Services Group Common Stock in exchange for cash and/or securities or other property (determined as provided below) in an aggregate amount equal to the Consumer Services Group Net Proceeds; (B) if such Significant Transaction involves the Disposition of substantially all (but not all) of the properties and assets of the Consumer Services Group, apply an aggregate amount of cash and/or securities or other property (determined as provided below) equal to the Consumer Services Group Net Proceeds to the redemption of outstanding shares of Consumer Services Group Common Stock, the number of shares to be redeemed to equal the lesser of (1) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of Consumer Services Group Common Stock by the average Market Value of one share of Consumer Services Group Common Stock during the 10-Trading Day period beginning on the 15th Trading Day following the consummation of such Disposition, and (2) the number of shares of Consumer Services Group Common Stock outstanding; and (ii) in lieu of issuing solely shares of Common Stock in exchange for shares of Consumer Services Group Common Stock, subject to the limitations described in paragraph 2(b) of this Part E of this Article Third and to the other provisions described in paragraph 4(c) of this Part E of this Article Third, combine the issuance of shares of Common Stock in exchange for shares of Consumer Services Group Common Stock with the payment of a dividend on or the redemption of shares of Consumer Services Group Common Stock for cash and/or other securities or other property as described below.

     In the event that the Board of Directors elects the option described in
(ii) of the preceding paragraph, the outstanding shares of Consumer Services Group Common Stock exchanged for fully paid and nonassessable shares of Common Stock shall be exchanged at the Exchange Rate and a dividend shall be paid on all the remaining shares of Consumer Services Group Common Stock equally on a share for share basis, or some or all of the remaining outstanding shares of Consumer Services Group Common Stock shall be exchanged for cash and/or other securities or other property, as follows. The aggregate amount of such dividend, in the case of a dividend, or the portion of the Consumer Services Group Net Proceeds to be applied to such an exchange, in the case of an exchange, shall equal (A) an amount equal to the total Consumer Services Group Net Proceeds multiplied by (B) one minus a fraction, the numerator of which shall be the number of shares of Consumer Services Group Common Stock exchanged for shares of Common Stock and the denominator of which shall be the total number of outstanding shares of Consumer Services Group Common Stock. In the event of an exchange, if the Significant Transaction involves the Disposition of all (not merely substantially all) of the properties and assets of the Consumer Services Group, then all remaining outstanding shares of Consumer Services Group Common Stock will be redeemed in exchange for cash and/or securities or other property in an aggregate amount equal to the portion of the Consumer Services Group Net Proceeds to be applied to the exchange. If the Significant Transaction involves the Disposition of substantially all (but not all) of the properties and assets of the Consumer Services Group, then the portion of the Consumer Services Group Net Proceeds to be applied to the exchange will be used to redeem a number of shares equal to the lesser of (1) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of Consumer Services Group Common Stock by the average Market Value of one share of Consumer Services Group Common Stock during the 10-Trading Day period beginning on the 15th Trading Day following consummation of the Disposition, and (2) the number of shares of Consumer Services Group Common Stock outstanding.

     For purposes of this paragraph 4 of this Part E of this Article Third, in the case of a Significant Transaction involving a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions. Any exchange described in this paragraph 4 of this Part E of this Article Third

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shall be effected in accordance with the applicable provisions set forth in paragraph 5 of this Part E of this Article Third. In the event that, at the time of any Significant Transaction, there are outstanding any Convertible Securities convertible into or exercisable for shares of Consumer Services Group Common Stock that would give the holders rights to receive any dividend or exchange consideration related to the Significant Transaction upon exercise, conversion or otherwise, or would adjust as a result of such dividend or exchange to give the holder equivalent economic rights, then the shares of Consumer Services Group Common Stock underlying such Convertible Securities will be taken into account for purposes of determining the terms of any dividend payment or exchange effected in lieu of a Significant Transaction Exchange.

     (d) PAYMENT TO COMMON STOCK GROUP(C). Concurrently with the payment of any dividend referred to in paragraph 4(c) of this Part E of this Article Third, at the election of the Board of Directors, either (A) the Common Stock Group(C) shall receive from the Consumer Services Group an aggregate payment of the same kind of property that is the subject of such dividend, which payment shall be equal to the excess of (i) the quotient obtained by dividing (x) the aggregate amount of such dividend, as determined by the Board of Directors, by (y) the Consumer Services Group Allocation Fraction, over (ii) the aggregate amount of such dividend, as so determined, or (B) the Consumer Services Group Allocation Fraction will be adjusted as described in paragraph 9 of this Part E of this Article Third. Any payment to be made to the Common Stock Group(C) pursuant to the preceding sentence may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash or other property.

     (e) EXCHANGE RATE. For purposes of this paragraph 4 of this Part E of this Article Third, the term "Exchange Rate" shall mean the number of Exchange Shares for which each share of Consumer Services Group Common Stock shall be exchangeable pursuant to a Board Required Exchange or a Significant Transaction Exchange, determined as follows. If the shares of Consumer Services Group Common Stock are to be exchanged for shares of Common Stock, each share of Consumer Services Group Common Stock shall be exchangeable for such number of shares of Common Stock (calculated to the nearest 1/10,000), subject to paragraph 5 below,
equal to      % of the ratio of the Average Market Price Per Share of such
Consumer Services Group Common Stock to the Average Market Price Per Share of Common Stock. For purposes of computing the Exchange Rate, the "Average Market Price Per Share" of Common Stock or Consumer Services Group Common Stock, as the case may be, shall mean (i) in the case of a Board Required Exchange, the average of the daily Market Value per share for such Common Stock or Consumer Services Group Common Stock for the 40 consecutive Trading Days ending on the 15th Trading Day prior to the date an Exchange Notice is mailed, or (ii) in the case of a Significant Transaction Exchange, the average of the daily Market Value per share for such Common Stock or Consumer Services Group Common Stock for the 10 consecutive Trading Days beginning on the 15th Trading Day following consummation of the Significant Transaction. If the shares of Consumer Services Group Common Stock are to be exchanged for shares of one or more Consumer Services Group Subsidiaries, such shares of Consumer Services Group Common Stock shall be exchanged, on a pro rata basis, for an aggregate number of outstanding fully paid and nonassessable shares of common stock of each such Consumer Services Group Subsidiary equal to the number of outstanding shares of common stock of such Subsidiary held by the corporation multiplied by the Consumer Services Group Allocation Fraction and, if the Board of Directors so determines, the remaining shares of such Subsidiary shall be distributed on a pro rata basis to the holders of shares of Common Stock (or shares of Common Stock shall be exchanged for such remaining shares of such Subsidiary); provided that no such distribution (or mandatory exchange) may occur unless the distribution (or mandatory exchange) is tax free to the holders of Common Stock (except with respect to any cash received by such holders in lieu of fractional shares). If at the time of such an exchange for shares of one or more Consumer Services Group Subsidiaries, there are outstanding any Convertible Securities convertible into or exercisable for shares of Consumer Services Group Common Stock that would become exercisable or convertible for shares of one or more Consumer Services Group Subsidiaries as a result of such exchange, and the obligation to issue such shares under such options, warrants, convertible securities or similar rights is not assumed or otherwise provided for by one or more

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Consumer Services Group Subsidiaries, then the shares of Consumer Services Group
Common Stock underlying such Convertible Securities will be taken into account for purposes of determining the Exchange Rate for such exchange.

     For purposes of this Paragraph 4 of this Part E of this Article Third, "substantially all of the properties and assets" of the Consumer Services Group as of any date shall mean a portion of such properties and assets that represents at least 80% of the Fair Value of the properties and assets attributed to the Consumer Services Group as of such date.

5. Certain Procedures Relating to Exchanges.

     (a) The Board of Directors may, in its sole discretion, elect to issue fractional Exchange Shares in connection with an exchange or to make a cash payment in lieu of fractional shares, as described below. If the Board of Directors elects not to issue fractional Exchange Shares, then no such fractional shares shall be issued in connection with the exchange of shares of Consumer Services Group Common Stock into Exchange Shares, and, in lieu thereof, each holder of Consumer Services Group Common Stock who would otherwise be entitled to a fractional interest of an Exchange Share shall, upon surrender of such holder's certificate or certificates representing shares of Consumer Services Group Common Stock, receive a cash payment (without interest) (the "Fractional Payment") equal to (i) in the case of an exchange for shares of Common Stock, the product resulting from multiplying (A) the fraction of a share of Common Stock to which such holder would otherwise have been entitled by (B) the Average Market Price Per Share of Common Stock on the Exchange Date, or (ii) in the case of an exchange for shares of one or more Consumer Services Group Subsidiaries, such value as is determined by the Board of Directors.

     (b) No adjustments in respect of dividends shall be made upon the exchange of any shares of Consumer Services Group Common Stock; provided, however, that, if the Exchange Date with respect to Consumer Services Group Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto but prior to the payment or distribution thereof, the registered holders of such shares at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such shares on the date set for payment of such dividend or other distribution, notwithstanding the exchange of such shares or the corporation's default in payment of the dividend or distribution due on such date.

     (c) At such time or times as the corporation exercises its right to cause a redemption or exchange pursuant to paragraph 4(a)(I) or 4(a)(II) of this Part E of this Article Third or to cause a Board Required Exchange, and at the time of any Significant Transaction Exchange, the corporation shall give notice of such exchange to the holders of Consumer Services Group Common Stock whose shares are to be exchanged, by mailing by first-class mail a notice of such exchange (an "Exchange Notice"), in the case of an exchange at the discretion of the Board of Directors, not less than 15 nor more than 60 days prior to the date fixed for such exchange (the "Exchange Date"), and, in the case of any other required exchange, as soon as practicable before or after the Exchange Date, in either case, to their last addresses as they appear upon the corporation's books. Each such Exchange Notice shall specify 1) the Exchange Date, 2) the Exchange Rate applicable to, or a description of the consideration to be received in, such exchange, and 3) any conditions to the occurrence of such exchange as set forth by the Board of Directors (which conditions may be waived by the Board of Directors in its sole discretion), and shall state that issuance of certificates representing the applicable type of Exchange Shares to be received upon exchange of shares of Consumer Services Group Common Stock shall be upon surrender of certificates representing such shares of Consumer Services Group Common Stock.

     (d) Before any holder of shares of Consumer Services Group Common Stock shall be entitled to receive certificates representing such Exchange Shares, such holder must surrender, at such office as the corporation shall specify, certificates for such shares of Consumer Services Group Common Stock duly endorsed to the corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, unless the corporation shall waive such requirement. The corporation shall,

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as soon as practicable after such surrender of certificates representing such shares of Consumer Services Group Common Stock, issue and deliver, at the office of the transfer agent representing Exchange Shares, to the holder for whose account such shares of Consumer Services Group Common Stock were so surrendered, or to such holder's nominee or nominees, certificates representing the number of Exchange Shares to which such holder shall be entitled, together with the Fractional Payment, if any.

     (e) From and after any Exchange Date, all rights of a holder of shares of Consumer Services Group Common Stock shall cease except for the right, upon surrender of the certificates representing such shares of Consumer Services Group Common Stock, to receive certificates representing Exchange Shares together with a Fractional Payment, if any, as described in paragraphs 5(a) and 5(d) of this Part E of this Article Third and rights to dividends as described in paragraph 5(b) of this Part E of this Article Third. No holder of a certificate that immediately prior to the applicable Exchange Date represented shares of Consumer Services Group Common Stock shall be entitled to receive any dividend or other distribution with respect to Exchange Shares until surrender of such holder's certificate for a certificate or certificates representing Exchange Shares. Upon surrender, the holder shall receive the amount of any dividends or other distributions (without interest) that were payable with respect to a record date after the Exchange Date, but that were not paid by reason of the foregoing with respect to the number of Exchange Shares represented by the certificate or certificates issued upon such surrender. From and after an Exchange Date applicable to Consumer Services Group Common Stock, the corporation shall, however, be entitled to treat certificates for Consumer Services Group Common Stock that have not yet been surrendered for exchange as evidencing the ownership of the number of Exchange Shares for which the shares of Consumer Services Group Common Stock represented by such certificates have been exchanged, notwithstanding the failure to surrender such certificates.

     (f) If any certificate for Exchange Shares is to be issued in a name other than that in which the certificate representing shares of Consumer Services Group Common Stock surrendered in exchange therefor is registered, it shall be a condition of such issuance that the person requesting the issuance pays any transfer or other taxes required by reason of the issuance of certificates for such Exchange Shares in a name other than that of the record holder of the certificate surrendered, or establishes, to the satisfaction of the corporation or its agent, that such tax has been paid or is not applicable. Under no circumstances shall the corporation be liable to a holder of shares of Consumer Services Group Common Stock for any Exchange Shares or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (g) At the time an Exchange Notice is delivered with respect to any shares of Consumer Services Group Common Stock, or at the time of the Exchange Date, if earlier, the corporation shall have reserved and kept available, solely for the purpose of issuance upon exchange of the outstanding shares of Consumer Services Group Common Stock, such number of Exchange Shares as shall be issuable upon the exchange of the number of shares of Consumer Services Group Common Stock specified or to be specified in the applicable Exchange Notice, provided that the corporation shall not under any circumstances be precluded from satisfying its obligation in respect of the exchange of the outstanding shares of Consumer Services Group Common Stock by delivery of purchased Exchange Shares that are held in the treasury of the corporation.

6. Liquidation.

     In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Stock is entitled, (a) as provided in paragraph 6 of Part B of this Article Third, the holders of the shares of Class A Liberty Media Group Common Stock and the holders of the shares of Class B Liberty Media Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of Y/Z for

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the 20-Trading Day period ending on the Trading Day prior to the date of the public announcement of such liquidation, dissolution or winding up, (b) as provided in paragraph 6 of Part C of this Article Third, the holders of the shares of Wireless Group Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of W/Z for such 20-Trading Day period, [(c) as provided in paragraph 6 of Part D of this Article Third, the holders of the shares of Broadband Group Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of B/Z for such 20-Trading Day period], (d) the holders of the shares of Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of X/Z for such 20-Trading Day period, (e) the holders of the shares of Consumer Services Group Common Stock shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of C/Z for such 20-Trading Day period, and (f) if applicable, the holders of the shares of any other class of common shares of the corporation (other than Common Stock, Consumer Services Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock or Broadband Group Common Stock), on the basis that may be set forth in this Certificate with respect to any such shares, shall share in the aggregate in a percentage of the funds of the corporation remaining for distribution to its common shareholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of V/Z for such 20-Trading Day period, where Y is the aggregate Market Capitalization of the Class A Liberty Media Group Common Stock and the Class B Liberty Media Group Common Stock, X is the aggregate Market Capitalization of the Common Stock, W is the aggregate Market Capitalization of the Wireless Group Common Stock, [C is the aggregate Market Capitalization of Consumer Services Group Common Stock, B is the aggregate Market Capitalization of Broadband Group Common Stock,] V is the aggregate Market Capitalization, if applicable, of any other class of common shares (other than Common Stock, Consumer Services Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [and Broadband Group Common Stock]), and Z is the aggregate Market Capitalization of (i) the Class A Liberty Media Group Common Stock and the Class B Liberty Media Group Common Stock, (ii) the Wireless Group Common Stock, [(iii) the Broadband Group Common Stock,] (iv) the Common Stock, (v) the Consumer Services Group Common Stock and (vi) any other class of common shares of the corporation (other than Common Stock, Consumer Services Group Common Stock, Liberty Media Group Common Stock, Wireless Group Common Stock [and Broadband Group Common Stock]). Neither the consolidation or merger of the corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the corporation shall itself be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this paragraph 6 of this Part E of this Article Third. Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in the Consumer Services Group being held by one or more Consumer Services Group Subsidiaries, and the distribution of some or all of the shares of such Consumer Services Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Consumer Services Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part E of this Article Third, but shall be subject to paragraph 4 of this Part E of this Article Third. Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in Liberty Media Group being held by one or more Liberty Media Group Subsidiaries (as defined in paragraph 5(a) of Part B of this Article Third), and the distribution of such Liberty Media Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Liberty Media Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part E of this Article Third, but shall be subject to paragraph 5(a) of Part B of this Article Third. Notwithstanding the foregoing, any transaction or series of related transactions that

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results in all of the assets and liabilities included in the Wireless Group being held by one or more Wireless Group Subsidiaries, and the distribution of some or all of the shares of such Wireless Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Wireless Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part E of this Article Third, but shall be subject to paragraph 4 of Part C of this Article Third. [Notwithstanding the foregoing, any transaction or series of related transactions that results in all of the assets and liabilities included in the Broadband Group being held by one or more Broadband Group Subsidiaries, and the distribution of some or all of the shares of such Broadband Group Subsidiaries (and no other material assets or liabilities) to the holders of the outstanding Broadband Group Common Stock shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the corporation for purposes of this paragraph 6 of this Part E of this Article Third, but shall be subject to paragraph 4 of Part D of this Article Third.]

7. Determinations by the Board of Directors.

     Any determinations made by the Board of Directors under any provision of this Part E of this Article Third shall be final and binding on all shareholders of the corporation, except as may otherwise be required by law. The corporation shall prepare a statement of any determination by the Board of Directors, respecting the fair market value of any properties, assets or securities, and shall file such statement with the Secretary of the corporation.

8. Adjustment of the Consumer Services Group Allocation Fraction.

     (a) The denominator of the Consumer Services Group Allocation Fraction shall be adjusted from time to time as deemed appropriate by the Board of Directors (i) to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of Consumer Services Group Common Stock and stock dividends payable in shares of Consumer Services Group Common Stock, (ii) to reflect the fair market value of contributions or allocations by the corporation of cash or property or other assets or liabilities from the Common Stock Group(C) to the Consumer Services Group (or vice versa), or of cash or property or other assets or liabilities of the Common Stock Group(C) to, or for the benefit of, employees of the Consumer Services Group in connection with employee benefit plans or arrangements of the corporation or any of its subsidiaries (or vice versa), (iii) to reflect the number of shares of capital stock of the corporation contributed to, or for the benefit of, employees of the Consumer Services Group in connection with benefit plans or arrangements of the corporation or any of its Subsidiaries, (iv) to reflect repurchases by the corporation of shares of Consumer Services Group Common Stock for the account of the Consumer Services Group, (v) to reflect issuances of Consumer Services Group Common Stock for the account of the Consumer Services Group, (vi) to reflect dividends or other distributions to holders of the Consumer Services Group Common Stock to the extent no payment is made to the Common Stock Group(C), and (vii) under such other circumstances as the Board of Directors determines appropriate to reflect the economic substance of any other event or circumstance, provided that, in each case, the adjustment shall be made in a manner that is fair and equitable to holders of Common Stock and Consumer Services Group Common Stock (and intended to reflect the relative deemed economic ownership interest, if any, of the Common Stock Group(C) in the Broadband Group). Any adjustment made by the Board of Directors pursuant to the preceding sentence shall, subject to the foregoing, be at the sole discretion of the Board of Directors, and all such determinations shall be final and binding on all shareholders of the corporation. For purposes of this paragraph 8 of this Part E of this Article Third, the consideration paid by the Common Stock Group(C) to acquire any assets or other property or contributed or allocated to the Consumer Services Group shall be presumed to be the "fair market value" as of its acquisition.

     (b) Without duplication of any adjustment pursuant to paragraph 8(a) of this Part E of this Article Third, in the event that the corporation shall issue shares of Consumer Services Group Common Stock for the account of the Consumer Services Group, then the denominator of the

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Consumer Services Group Allocation Fraction shall be increased by the number of shares of Consumer Services Group Common Stock so issued.

     (c) Without duplication of any adjustment pursuant to paragraph 8(a) of this Part E of this Article Third, if, in connection with any share issuance described in paragraph 8(b) of this Part E of this Article Third, or otherwise, the corporation contributes or allocates cash or other property or assets from the Common Stock Group(C) to the Consumer Services Group, the denominator of the Consumer Services Group Allocation Fraction shall be increased (or further increased) by an amount obtained by dividing (i) the fair market value of such cash, property or assets (as determined by the Board of Directors) by (ii) the net per share offering price of the Consumer Services Group Common Stock.

9. Certain Definitions.

     Unless the context otherwise requires, the terms defined in this paragraph 9 of this Part E of this Article Third shall have, for all purposes of this Part E of this Article Third, the meanings herein specified:

     "Common Stock Group(C)" shall mean, as of any date, the interest of the corporation in all of the businesses in which the corporation is or has been engaged, directly or indirectly (either itself or through direct or indirect subsidiaries, affiliates, joint ventures or other investments or any of their predecessors or successors), and the respective assets and liabilities of the corporation therein, other than (a) the Consumer Services Group Allocated Portion of the Consumer Services Group, (b) any businesses, assets or liabilities of Liberty Media Group, (c) any businesses, assets or liabilities of the Wireless Group [and (d) any businesses, assets or liabilities of the Broadband Group].

     "Consumer Services Group" shall mean, as of any date that any shares of Consumer Services Group Common Stock have been issued and continue to be outstanding, without duplication, the direct or indirect interest of the corporation (either itself or through direct or indirect subsidiaries, affiliates, joint ventures or other investments, or any of their predecessors or successors) (a) in all of the businesses, assets and liabilities reflected in the financial statements of the Consumer Services Group dated December 31, 2000, publicly filed by the corporation, including any successor to the Consumer Services Group by merger, consolidation or sale of all or substantially all of its assets (whether or not in connection with a Consumer Services Group Related Business Transaction), (b) the other assets and liabilities (contingent or otherwise) of the corporation and its Subsidiaries primarily related to the businesses, assets and liabilities described in clause (a) and all net income and net losses arising in respect thereof after such date, (c) all assets, liabilities and businesses acquired by the Consumer Services Group or acquired by the corporation or any of its Subsidiaries for the account of, or contributed, allocated or otherwise transferred to, the Consumer Services Group (including the net proceeds of any new issuance for the account of the Consumer Services Group of any new shares of Consumer Services Group Common Stock or Convertible Securities), in each case, after the date of such financial statements and as determined by the Board of Directors in accordance with the provisions of paragraphs 7 and 8 of this Part E of this Article Third, and (d) the proceeds of any Disposition of any of the foregoing; provided, however, that the Consumer Services Group shall not include (a) any assets, liabilities or businesses disposed of after the date of such financial statements or (b) any assets, liabilities or businesses allocated to the Common Stock Group(C) or otherwise distributed or otherwise transferred from the Consumer Services Group, whether to the Common Stock Group(C), to holders of shares of Consumer Services Group Common Stock or otherwise, in each case after the date of such financial statements and as determined by the Board of Directors in accordance with the provisions of paragraphs 7 and 8 of this Part E of this Article Third. The Consumer Services Group shall not include any business, assets or liabilities of Liberty Media Group, the Wireless Group [or the Broadband Group].

     "Consumer Services Group Allocated Portion" shall mean, with respect to the Consumer Services Group as a whole, or any dividend, distribution, payment, consideration or other amount or allocation requiring apportionment between the holders of Consumer Services Group Common Stock

(other than the corporation and its Subsidiaries), on the one hand, and the Common Stock Group(C), on the other hand, the following: (a) in the case of the Consumer Services Group as a whole, the proportion of such Group represented by the Consumer Services Group Allocation Fraction, and (b) in the case of any other amount or allocation, the product of (i) such amount or allocation and
(ii) the Consumer Services Group Allocation Fraction.

     "Consumer Services Group Allocation Fraction" shall mean, as of any date of determination, a fraction, the numerator of which shall be the number of shares of Consumer Services Group Common Stock outstanding on such date and the denominator of which shall be a number initially determined by the Board of Directors, in its sole discretion, prior to the Initial Issuance Date, subject to adjustment from time to time as described in paragraph 8 of this Part E of this Article Third, provided that such fraction shall in no event be greater than one. If the holders of any securities of the corporation or any other Person that are convertible into or exercisable or exchangeable for shares of Consumer Services Group Common Stock are entitled to participate in any dividend or other distribution with respect to the Consumer Services Group Common Stock, such shares so issuable upon such conversion, exercise or exchange shall be taken into account in calculating the Consumer Services Group Allocation Fraction and any amount payable to the Common Stock Group(C) in such manner as the Board of Directors determines to be appropriate.

     "Consumer Services Group Available Dividend Amount" shall mean, as of any date, the Consumer Services Group Allocated Portion of the excess of (a) the amount by which the total assets of the Consumer Services Group exceed the total liabilities of the Consumer Services Group as of such date over (b) the sum of
(i) the par value of all issued shares of Consumer Services Group Common Stock and each class or series of Preferred Stock attributed to the Consumer Services Group, (ii) the amount of the consideration received for any shares of Preferred Stock attributed to the Consumer Services Group without par value that have been issued, except such part of the consideration therefor as may have been allocated to surplus in a manner permitted by law, and (iii) any amount not included in subclauses (i) and (ii) above that the corporation (by appropriate action of the Board of Directors) has transferred to stated capital specifically in respect of Consumer Services Group Common Stock, minus (c) all reductions from such sums set forth in clauses (i), (ii) and (iii) above as have been effected in a manner permitted by law; provided, however, that, in the event that the law governing the corporation changes from that governing the corporation on the date the adoption of the Amendment to this Certificate pursuant to which the Consumer Services Group Common Stock was authorized (whether because of amendment of the applicable law or because of a change in the jurisdiction of incorporation of the corporation through merger or otherwise), the Consumer Services Group Available Dividend Amount shall mean the amount of dividends, as determined by the Board of Directors, that could be paid by a corporation (governed under such applicable law) having the assets and liabilities of the Consumer Services Group, an amount of outstanding common stock (and having an aggregate par value) equal to the amount (and aggregate par value) of the outstanding Consumer Services Group Common Stock and of each class or series of Preferred Stock attributed to the Consumer Services Group and having an amount of earnings or loss or other relevant corporate attributes as reasonably determined by the Board of Directors in light of all factors deemed relevant by the Board of Directors.

     "Consumer Services Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the Consumer Services Group, an amount, if any, equal to the Consumer Services Group Allocated Portion of the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by the corporation or any other member of the Common Stock Group in respect of such Disposition or in respect of any mandatory dividend or redemption resulting from such Disposition (or that would have been payable but for the utilization of tax benefits attributable to the Common Stock Group(C), Liberty Media Group, the Wireless Group [or the Broadband Group]), (b) any transaction costs borne by the Common Stock Group(C) in connection with such Disposition, including, without limitation, any legal, investment banking and accounting fees and expenses borne by the Common Stock Group(C) in connection with such Disposition, (c) any liabilities and other obligations (contingent or otherwise) of the Consumer Services Group borne by the Common Stock Group(C) in connection with such Disposition, including, without limitation, any indemnity or guarantee obligations incurred by the Common Stock Group(C) in connection with the Disposition or any liabilities assumed by the Common Stock Group(C) for future purchase price adjustments, and (d) any preferential amounts, accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Consumer Services Group. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property; provided that the value of any marketable securities included in such proceeds shall be the average of the daily Market Value of such securities for the 10 consecutive Trading Days beginning on the 15th Trading Day following consummation of the Disposition.

     "Consumer Services Group Related Business Transaction" shall mean any Disposition of all or substantially all the properties and assets attributed to the Consumer Services Group in a transaction or series of related transactions that results in the corporation or one or more of its Subsidiaries receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of any entity that
(a) acquires such properties or assets or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor, and (b) which the Board of Directors determines is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by the Consumer Services Group prior to such Disposition.

     "Convertible Securities" shall mean any securities of the corporation (other than Liberty Media Group Common Stock, Wireless Group Common Stock [and Broadband Group Common Stock]) or any Subsidiary of the corporation that are convertible into, exchangeable for or evidence the right to purchase any shares of Common Stock, Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or of any class of Liberty Media Group Common Stock, whether upon conversion, exercise or exchange, or pursuant to anti-dilution provisions of such securities or otherwise.

     "Disposition" shall mean the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock, or otherwise) by the corporation (or its successors) or any of its Subsidiaries or properties or assets. Disposition shall not include a merger, consolidation, exchange of shares or other business combination transaction involving the corporation in which the corporation (or its successors) continues, immediately following such transaction, to hold the same, direct and indirect, interest in the business, assets and liabilities comprising the Consumer Services Group that it held immediately prior to such transaction (other than as a result of any action by any Person included in the Consumer Services Group).

     "Fair Value" shall mean, in the case of equity securities or debt securities of a class that has previously been publicly traded for a period of at least three months, the Market Value thereof (if such Market Value, as so defined, can be determined) or, in the case of an equity security or debt security that has not been publicly traded for at least such period, means the fair value per share of stock or per other unit of such other security, on a fully distributed basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors; provided, however, that, in the case of property other than securities, the "Fair Value" thereof shall be determined in good faith by the Board of Directors based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice. Any such determination of Fair Value shall be described in a statement filed with the records of the actions of the Board of Directors.

     "Group" shall mean the Common Stock Group(C), Liberty Media Group, the Wireless Group, [the Broadband Group] or the Consumer Services Group.

     "Initial Issuance Date" shall mean the date of first issuance of any shares of Consumer Services Group Common Stock.

     "Market Capitalization" of any class or series of capital stock of the corporation on any Trading Day shall mean the product of (a) the Market Value of one share of such class or series on such Trading Day and (b) the number of shares of such class or series outstanding on such Trading Day.

     "Market Value" of any class or series of capital stock of the corporation on any day shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such day (if such day is a Trading Day, and, if such day is not a Trading Day, on the Trading Day immediately preceding such day), or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case, on the New York Stock Exchange or, if the shares of such class or series are not quoted on the New York Stock Exchange on such Trading Day, on the Nasdaq National Market, or, if the shares of such class or series are not quoted on the Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the corporation, or, if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day (including, without limitation, because such securities are not publicly held), the market value of a share of such class or series as determined by the Board of Directors; provided that, for purposes of determining the ratios set forth in paragraph 6 of this Part E of this Article Third, (a) the "Market Value" of any share of Common Stock, Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or of any class of Liberty Media Group Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to Common Stock, Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or such class of Liberty Media Group Common Stock, as applicable, shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board of Directors, and (b) the "Market Value" of any share of Common Stock, any share of Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or of any class of Liberty Media Group Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of Common Stock, Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or of such class of Liberty Media Group Common Stock, as applicable, or (ii) the "ex" date or any similar date for any dividend or distribution with respect to the Common Stock, Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or any such class of Liberty Media Group Common Stock in shares of Common Stock, Consumer Services Group Common Stock, Wireless Group Common Stock, [Broadband Group Common Stock] or such class of Liberty Media Group Common Stock, as applicable, shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.

     "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

     "Qualifying Subsidiary" of a Person shall mean a Subsidiary of such Person in which such Person's ownership and voting interest is sufficient to satisfy the ownership and voting requirements of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, for a distribution of such Person's interest in such Subsidiary to the holders of Consumer Services Group Common Stock and, in the event that the Consumer Services Group Allocation Fraction is less than one, the holders of Common Stock (or any such securities into which the Consumer Services Group Common Stock or the Common Stock may have been converted, reclassified or changed or for which they may have been exchanged), as the case may be, to be tax free to such holders.

     "Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company or partnership 50% or more of whose outstanding voting securities or membership or partnership interests, as the case may be, are, directly or indirectly, owned by such Person.

     "Trading Day" shall mean each weekday other than any day on which any relevant class or series of capital stock of the corporation is not available for trading on the New York Stock Exchange or the Nasdaq National Market or in the over-the-counter market.

     "Tax Event" shall mean receipt by the corporation of an opinion of tax counsel of the corporation's choice, to the effect that, as a result of any amendment to, clarification of, or change (including a prospective change) in, the laws (or any interpretation or application of the laws) of the United States or any political subdivision or taxing authority thereof or therein (including enactment of any legislation and the publication of any judicial or regulatory decision, determination or pronouncement) which amendment, clarification or change is effective, announced, released, promulgated or issued on or after the date of initial issuance of the Consumer Services Group Common Stock, regardless of whether such amendment, clarification or change is issued to or in connection with a proceeding involving the corporation, the Common Stock Group(C) or the Consumer Services Group and whether or not subject to appeal, there is more than an insubstantial risk that:

          (i) for tax purposes, any issuance of Consumer Services Group Common Stock would be treated as a sale or other taxable disposition by the corporation or any of its Subsidiaries of any of the assets, operations or relevant subsidiaries to which the Consumer Services Group Common Stock relates,

          (ii) the existence of the Consumer Services Group Common Stock would subject the corporation, its Subsidiaries or affiliates, or any of their respective successors or shareholders to the imposition of tax or to other adverse tax consequences, or

          (iii) for tax purposes, either Common Stock or Consumer Services Group Common Stock is not or, at any time in the future, will not be treated solely as common stock of the corporation.

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                                                                      APPENDIX C

                            FORM OF BY-LAW AMENDMENT

[NOTE: THE AT&T GROUPS CAPITAL STOCK COMMITTEE WILL BE ADDED TO THE BY-LAW PROVISION ESTABLISHING STANDING COMMITTEES SUCH AS THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE.]

     AT&T Groups Capital Stock Committee. The board of directors shall form an AT&T Groups Capital Stock Committee, the members of which shall be selected by the board of directors of the Corporation. The board of directors of the Corporation shall delegate to the AT&T Groups Capital Stock Committee the authority to, and the AT&T Groups Capital Stock Committee will have the authority to, (i) interpret, make determinations under, and oversee the implementation of the policies set forth in the Policy Statement Regarding AT&T Groups Tracking Stock Matters; (ii) review the policies, programs and practices of the Corporation relating to (a) the business and financial relationships between the Corporation or any of its units and each of AT&T Broadband Group and AT&T Consumer Services Group, and (b) any matters arising in connection therewith, all to the extent the AT&T Groups Capital Stock Committee may deem appropriate; and (iii) recommend such changes in such policies, programs and practices as the AT&T Groups Capital Stock Committee may deem appropriate. In performing this function, the AT&T Groups Capital Stock Committee's role shall not be to make decisions concerning matters referred to its attention, but, rather, to oversee the process by which decisions concerning such matters are made. The AT&T Groups Capital Stock Committee shall have and may exercise such other powers, authority and responsibilities as may be determined from time to time by the board of directors of the Corporation.

                                   AT&T CORP.
                               BOARD OF DIRECTORS

                           POLICY STATEMENT REGARDING
                         GROUPS TRACKING STOCK MATTERS

1. GENERAL POLICY. It is the policy of the Board of Directors (the "BOARD") of AT&T Corp. ("AT&T") that:

          (a) all material matters as to which the holders of the Common Stock and the holders of Broadband Group Common Stock and/or Consumer Services Group Common Stock may have potentially divergent interests shall be resolved in a manner that the Board (or the Groups Capital Stock Committee) determines to be in the best interests of AT&T and all of its common shareholders as a whole, after giving fair consideration to the potentially divergent interests and all other relevant interests of the holders of the separate classes of common stock of AT&T; and

          (b) a process of fair dealing will govern the relationship between the Common Stock Group, the Broadband Group and the Consumer Services Group and the means by which the terms of any material transaction between them will be determined.

2. RELATIONSHIP BETWEEN THE GROUPS.

     AT&T will seek to manage the Common Stock Group, the Broadband Group and the Consumer Services Group in a manner designed to maximize the operations, unique assets and value of all Groups, and with complementary deployments of capital and facilities.

          (a) General. Subject to special arrangements or existing commercial arrangements in effect at the time this policy statement is adopted, except as otherwise provided in this policy statement, all material commercial transactions between the Common Stock Group, the Broadband Group and the Consumer Services Group will be on commercially reasonable terms taken as a whole and will be subject to the review and approval of the Groups Capital Stock Committee.

          (b) Inter-group Borrowing. The Groups may make loans to each other on terms and conditions substantially equivalent to the interest rates and terms and conditions that the groups would be able to obtain from third parties without the benefit of support or guarantee by AT&T.

          (c) Allocation of Corporate Overhead and Support Services. With respect to shared corporate services that arise as a result of being part of a combined entity (e.g., securities filing and financial reporting services), costs relating to such services will be directly attributed to the Group utilizing such services, and to the extent such costs are not directly attributable, allocated between the Groups on a fair and reasonable basis as determined by the Board. With respect to other support services (e.g., billing and purchasing services), while the Groups will seek to obtain for the combined Groups the lowest aggregate cost for all such services, each Group will be entitled to procure such services from the other Groups or from third parties.

          (d) Marketing of Services. Each Group will work collaboratively with the other Groups to understand and take into account the other's expansion, acquisition, deployment, marketing and sales plans, with the goal of minimizing overlaps and conflicts between the Groups.

          (e) No Inter-Group Interest in Common Stock Group. The Broadband Group and the Consumer Services Group shall not acquire an Inter-Group Interest in the Common Stock Group.

3. CORPORATE OPPORTUNITIES. The Board will allocate any business opportunities and operations, any acquired assets and businesses and any assumed liabilities between the Groups, in whole or in part, as it considers to be in the best interests of AT&T and its shareholders as a whole and as contemplated by the provisions of these policies. To the extent a business opportunity or operation, an acquired asset or business, or an assumed liability would be suitable to be undertaken by or allocated to more than one Group, it will be allocated by the Board in its business judgment or in accordance with procedures adopted by the Board from time to time to ensure that decisions will be made in the best interests of AT&T and its shareholders as a whole. Any such allocation may involve the consideration of a number of factors that the Board determines to be relevant, including, without limitation, whether the business opportunity or operation, the acquired asset or business, or the assumed liability is principally within the existing scope of a Group's business and whether a Group is better positioned to undertake or have allocated to it such business opportunity or operation, acquired assets or business or assumed liability.

4. DIVIDEND POLICY. Subject to the limitations set forth in the Charter, including any preferential rights of any series of preferred stock of AT&T, and to the limitations of applicable law, holders of shares of Common Stock, Broadband Group Common Stock and/or Consumer Services Group Common Stock will be entitled to receive dividends on such stock when, as and if authorized and declared by the Board. The payment of dividends on the Common Stock will be a business decision to be made by the Board from time to time based upon the results of operations, financial condition, capital requirements and future prospects of AT&T and such other factors as the Board considers relevant. Payment of dividends on the Common Stock may be restricted by loan agreements, indentures and other transactions entered into by AT&T from time to time.

     With respect to the Broadband Group Common Stock, AT&T does not expect to pay any dividends on shares of Broadband Group Common Stock for the foreseeable future. If and when the Board does determine to pay any dividends on shares of Broadband Group Common Stock, any such determination will also be subject to factors similar to those described above with respect to the payment of dividends on the Common Stock.

     With respect to the Consumer Services Group Common Stock, it is currently expected that one-third of the current regular dividend payable on the Common Stock will be allocated to the Common Stock and that two-thirds of that dividend will be allocated to the Consumer Services Group Common Stock. The declaration of dividends by AT&T and the amount thereof will, however, be in the discretion of the Board and will depend upon each of our groups' financial performance, the dividend policies and capital structures of comparable companies and each group's ongoing capital needs. If and when the Board does determine to pay any dividends on shares of Consumer Services Group Common Stock, any such determination will also be subject to factors similar to those described above with respect to the payment of dividends on the Common Stock.

5. GROUPS CAPITAL STOCK COMMITTEE. AT&T's by-laws will provide for a standing committee of the Board to be known as the Groups Capital Stock Committee. The Groups Capital Stock Committee will have and exercise such powers, authority and responsibilities as the Board may delegate to such Committee, which will initially include authority to (a) interpret, make determinations under, and oversee the implementation of these policies, other than as they relate to dividends, with respect to which all determinations will be made solely by the Board, (b) adopt additional general policies governing the relationship between the Groups, and (c) engage the services of accountants, investment bankers, appraisers, attorneys and other service providers to assist it in discharging its duties. In making determinations in connection with these policies, the members of the Board and the Groups Capital Stock Committee will act in a fiduciary capacity and pursuant to legal guidance concerning their respective obligations under applicable law. The delegation of responsibilities to the Groups Capital Stock Committee will be subject to such changes as may be determined by the Board.

6. DEFINITIONS. Capitalized terms not defined in this policy statement shall have the meanings set forth in the Charter. References throughout this policy statement to "ARTICLES," set in all capital letters, are references to ARTICLES in the Charter.

     6.1 Broadband Group.

     "Broadband Group" means the Broadband Group as defined in Part D of ARTICLE THIRD of the Charter.

     6.2 Broadband Group Common Stock.

     "Broadband Group Common Stock" means the Broadband Group Common Stock as defined in Part A of ARTICLE THIRD of the Charter.

     6.3 Charter.

     "Charter" means the Restated Certificate of Incorporation of AT&T, as amended from time to time.

     6.4 Common Stock.

     "Common Stock" means the Common Stock as defined in Part A of ARTICLE THIRD of the Charter.

     6.5 Common Stock Group.

     "Common Stock Group" means the Common Stock Group(B) as defined in Part D of ARTICLE THIRD of the Charter or the Common Stock Group(C) as defined in Part E of Article Third of the Charter, as applicable.

     6.6 Consumer Services Group.

     "Consumer Services Group" means the Consumer Services Group as defined in Part E of ARTICLE THIRD of the Charter.

     6.7 Consumer Services Group Common Stock.

     "Consumer Services Group Common Stock" means the Consumer Services Group Common Stock as defined in Part A of ARTICLE THIRD of the Charter.

7. AMENDMENT AND MODIFICATION OF THESE POLICIES. These policies and any resolution implementing the provisions hereof may at any time and from time to time be amended, modified or rescinded by the Board, and the Board may adopt additional or other policies or make exceptions with respect to the application of these policies in connection with particular facts and circumstances, all as the Board may determine, consistent with its fiduciary duties to AT&T and all of its shareholders.

                                                                      APPENDIX D

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              -----
HISTORICAL FINANCIAL STATEMENTS
AT&T BROADBAND GROUP
  Combined Statements of Operations.........................    D-4
  Combined Balance Sheets...................................    D-5
  Combined Statements of Changes in Combined Attributed Net
     Assets.................................................    D-6
  Combined Statements of Cash Flow..........................    D-7
  Notes to Combined Financial Statements....................    D-8
AT&T CONSUMER SERVICES GROUP
  Combined Statements of Income.............................   D-48
  Combined Balance Sheets...................................   D-49
  Combined Statements of Changes in Combined Attributed Net
     Assets.................................................   D-50
  Combined Statements of Cash Flows.........................   D-51
  Notes to Combined Financial Statements....................   D-52
AT&T COMMUNICATIONS SERVICES INC.
  Combined Statements of Income.............................   D-66
  Combined Balance Sheets...................................   D-67
  Combined Statements of Changes in Combined Attributed Net
     Assets.................................................   D-68
  Combined Statements of Cash Flows.........................   D-69
  Notes to Combined Financial Statements....................   D-71
AT&T UNAUDITED CONSOLIDATING CONDENSED FINANCIAL
  STATEMENTS................................................   D-99
AT&T PRO FORMA FINANCIAL STATEMENTS
  Unaudited Pro Forma Condensed Combined Financial
     Statements.............................................  D-108
  Unaudited Condensed Combined Pro Forma Balance Sheet
     December 31, 2000......................................  D-110
  Unaudited Condensed Combined Pro Forma Statement of Income
     for the Year Ended, December 31, 2000..................  D-112
  Unaudited Condensed Combined Pro Forma Statement of Income
     for the Year Ended, December 31, 1999..................  D-114
  Unaudited Condensed Combined Pro Forma Statement of Income
     for the Year Ended, December 31, 1998..................  D-116
  Notes to Unaudited Pro Forma Condensed Combined Financial
     Statements.............................................  D-118

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                              FINANCIAL STATEMENTS

     AT&T Broadband Group is an integrated business of AT&T and not a stand-alone entity. The combined financial statements included herein reflect the results of the proposed AT&T Broadband Group tracking stock. Separate financial statements are not required to be filed for tracking stocks. However, the financial statements have been provided as an exhibit to this document to provide additional disclosures to investors to allow them to assess the financial performance of AT&T Broadband Group. Presenting separate financial statements for AT&T Broadband Group does not indicate that AT&T has changed title to any assets or responsibility for any liabilities, and does not purport to affect the rights of any of AT&T's creditors. Holders of AT&T Broadband Group tracking stock do not have claims against the assets of AT&T Broadband Group. Instead, AT&T Broadband Group shareholders own a separate class of AT&T common stock that is intended to reflect the financial performance and economic value of AT&T's broadband businesses.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareowners of AT&T Corp.:

     In our opinion, the accompanying combined balance sheets and the related combined statements of operations and changes in combined attributed net assets and of cash flows present fairly, in all material respects, the financial position of AT&T Broadband Group at December 31, 2000 and 1999, and the results of their operations and their cash flows for the year ended December 31, 2000 and for the ten-month period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AT&T Broadband Group's management; our responsibility is to express our opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     AT&T Broadband Group is a fully integrated business unit of AT&T Corp.; consequently, as indicated in Note 1, these combined financial statements have been derived from the consolidated financial statements and accounting records of AT&T Corp. and reflect certain assumptions and allocations. Moreover, as indicated in Note 1, AT&T Broadband Group relies on AT&T Corp. for administrative, management and other services. The financial position, results of operations and cash flows of AT&T Broadband Group could differ from those that would have resulted had AT&T Broadband Group operated autonomously or as an entity independent of AT&T Corp. As more fully discussed in Note 1, the combined financial statements of AT&T Broadband Group should be read in conjunction with the audited consolidated financial statements of AT&T Corp.

PricewaterhouseCoopers LLP
New York, New York
May 9, 2001

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                       COMBINED STATEMENTS OF OPERATIONS

                                                                               TEN MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
                                                                 (DOLLARS IN MILLIONS)
REVENUE.....................................................    $  8,445        $ 5,080
Operating expenses:
  Costs of services (excluding depreciation of $1,291 and
     $663 for 2000 and 1999, respectively, included
     below).................................................       4,600          2,686
  Selling, general and administrative.......................       2,180          1,253
  Depreciation and other amortization.......................       1,674            805
  Amortization of goodwill, franchise costs and other
     purchased intangibles..................................       2,377            869
  Asset impairment, restructuring and other charges.........       6,270            644
                                                                --------        -------
Total operating expenses....................................      17,101          6,257
                                                                --------        -------
Operating loss..............................................       8,656          1,177
  Other (expense) income....................................         (39)            50
  Interest expense..........................................       1,323            705
                                                                --------        -------
Loss before income taxes, net losses from equity investments
  and minority interest.....................................      10,018          1,832
Benefit for income taxes....................................       1,183            465
Net losses from equity investments..........................         597            707
Minority interest income (expense)..........................       4,062           (126)
                                                                --------        -------
Net loss....................................................    $  5,370        $ 2,200
                                                                ========        =======

The notes are an integral part of the combined financial statements.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                            COMBINED BALANCE SHEETS

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2000         1999
                                                              ---------    --------
                                                              (DOLLARS IN MILLIONS)
ASSETS
Cash and cash equivalents...................................  $     61     $    --
Trade and other receivables, less allowances of $74 and
  $25.......................................................       774         407
Deferred income taxes.......................................        --         261
Investments.................................................     2,204          --
Other current assets........................................       467         432
                                                              --------     -------
     Total current assets...................................     3,506       1,100
Property, plant and equipment, net..........................    15,187       7,780
Franchise costs, net of accumulated amortization of $1,664
  and $697..................................................    48,218      32,693
Goodwill, net of accumulated amortization of $240 and $5....    21,139         129
Investments.................................................    25,045      13,334
Other assets, net of accumulated amortization of $578 and
  $150......................................................     4,439       3,192
                                                              --------     -------
     Total assets...........................................  $117,534     $58,228
                                                              ========     =======
LIABILITIES AND COMBINED ATTRIBUTED NET ASSETS
Accounts payable............................................  $  1,250     $ 1,047
Payroll and benefit-related liabilities.....................       570         720
Debt maturing within one year...............................     3,073         932
Short-term debt due to AT&T.................................     5,830       4,297
Deferred income tax liability...............................       486          --
Liability under put options.................................     2,564          --
Other current liabilities...................................     2,177       1,106
                                                              --------     -------
     Total current liabilities..............................    15,950       8,102
Long-term debt..............................................    19,517       9,671
Deferred income taxes.......................................    28,550      18,142
Other long-term liabilities and deferred credits............     1,069         397
                                                              --------     -------
     Total liabilities......................................    65,086      36,312
Minority interest...........................................     4,421       2,327
Company-Obligated Convertible Quarterly Income Preferred
  Securities of Subsidiary Trust Holding Solely Subordinated
  Debt Securities of AT&T...................................     4,710       4,700
Combined attributed net assets..............................    43,317      14,889
                                                              --------     -------
Total liabilities and combined attributed net assets........  $117,534     $58,228
                                                              ========     =======

The notes are an integral part of the combined financial statements.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                   COMBINED STATEMENTS OF CHANGES IN COMBINED
                             ATTRIBUTED NET ASSETS

                                                                               TEN MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
                                                                 (DOLLARS IN MILLIONS)
COMBINED ATTRIBUTED NET ASSETS:
  Balance at beginning of period............................    $14,889         $14,377
  Net loss..................................................      5,370           2,200
  Contributions from AT&T, net..............................     35,101           2,128
  Issuance of common stock by affiliates....................        (54)            515
  Net revaluation of financial instruments..................     (1,256)             69
  Other comprehensive income................................          7              --
                                                                -------         -------
  Balance at end of period..................................    $43,317         $14,889
                                                                =======         =======
SUMMARY OF TOTAL COMPREHENSIVE INCOME:
  Net loss..................................................    $ 5,370         $ 2,200
  Net revaluation of financial instruments (net of tax
     (provision) benefit of $711 and $(36)).................     (1,256)             69
  Other comprehensive income................................          7              --
                                                                -------         -------
     Total comprehensive loss...............................    $ 6,619         $ 2,131
                                                                =======         =======

The notes are an integral part of the combined financial statements.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                        COMBINED STATEMENTS OF CASH FLOW

                                                                               TEN MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
                                                                 (DOLLARS IN MILLIONS)
OPERATING ACTIVITIES:
Net loss....................................................    $ 5,370         $ 2,200
Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Gains on sales of businesses and investments..............       (616)            (39)
  Asset impairment, restructuring and other charges, net of
     cash payments..........................................      6,216             594
  Depreciation and amortization.............................      4,051           1,674
  Provision for uncollectibles..............................        154              75
  Net losses from equity investments........................        967           1,145
  Deferred income taxes.....................................       (880)           (422)
  Impairment of investments.................................        240              --
  Market adjustment for put option..........................        537              --
  Minority interest.........................................     (4,039)            180
  Increase in accounts receivable...........................       (263)           (116)
  Increase (decrease) in accounts payable...................        (90)            447
  Net change in other operating assets and liabilities......       (298)            143
  Other adjustments, net....................................        193            (101)
                                                                -------         -------
     Net cash provided by operating activities..............        802           1,380
                                                                -------         -------
INVESTING ACTIVITIES:
  Capital expended for property and equipment, net of
     proceeds from disposal.................................     (4,426)         (3,161)
  Sales of marketable securities............................         96              --
  Purchase of marketable securities.........................        (14)             --
  Equity investment distributions and sales.................        578             817
  Equity investment contributions and purchases.............       (593)         (1,308)
  Net cash received (paid) for acquisitions and dispositions
     of businesses..........................................        (71)            740
  Other investing activities, net...........................        (81)             (3)
                                                                -------         -------
     Net cash used in investing activities..................     (4,511)         (2,915)
                                                                -------         -------
FINANCING ACTIVITIES:
  Proceeds from long-term debt issuances....................      3,862              --
  Issuance of convertible securities........................         --           4,638
  Retirements of long-term debt.............................     (1,429)         (2,031)
  Retirements of redeemable securities......................       (152)             --
  Dividends paid on preferred securities....................       (294)           (135)
  Increase in short-term debt due to AT&T...................      1,533           4,297
  Transfers from (to) AT&T, net.............................        765          (5,234)
  Other financing activities, net...........................       (515)             --
                                                                -------         -------
     Net cash provided by financing activities..............      3,770           1,535
                                                                -------         -------
Net change in cash and cash equivalents.....................         61              --
                                                                -------         -------
Cash and cash equivalents at beginning of period............         --              --
                                                                -------         -------
Cash and cash equivalents at end of period..................    $    61         $    --
                                                                =======         =======

The notes are an integral part of the combined financial statements.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                     NOTES TO COMBINED FINANCIAL STATEMENTS

   (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS AND UNLESS OTHERWISE NOTED)

1. BASIS OF PRESENTATION

     On October 25, 2000, AT&T announced a restructuring plan designed to fully separate or issue separately tracked stocks intended to reflect the financial performance and economic value of each of AT&T's four major operating units. Upon completion of the plan, AT&T Wireless, AT&T Broadband, AT&T Business and AT&T Consumer will all be represented by asset-based or tracking stocks. The accompanying combined financial statements reflect the business of AT&T Broadband Group.

     AT&T Broadband Group is a fully integrated business unit of AT&T and is not a separate legal entity. The AT&T Broadband Group consists primarily of the assets, liabilities and business of AT&T Broadband, LLC (formerly Tele-Communications, Inc. ("TCI")) and MediaOne Group, Inc. ("MediaOne"), and includes At Home Corporation ("Excite@Home"). AT&T Broadband, LLC ("ATTBLLC") and MediaOne are both separate subsidiaries of AT&T. The AT&T Broadband Group is primarily engaged in the construction, acquisition, ownership and operation of cable television systems throughout the United States. AT&T Broadband Group offers a variety of services through its cable broadband network, including traditional analog video and advanced services such as digital video service, high-speed cable Internet service and broadband telephony service.

     On March 9, 1999, AT&T acquired TCI in a merger (the "TCI Merger") which was attributed to AT&T Broadband Group. The results of operations, financial position, changes in combined attributed net assets and cash flows of the business of AT&T Broadband, LLC which are included in AT&T Broadband Group have been included since March 1, 1999, the deemed effective date of the TCI Merger for accounting purposes. The impact of the results from March 1 through March 9, 1999 were deemed immaterial to the combined results. On June 15, 2000 AT&T acquired MediaOne which was attributed to AT&T Broadband Group. The results of operations, financial position, changes in combined attributed net assets and cash flows of the businesses of MediaOne which are included in AT&T Broadband Group have been included since June 15, 2000. See note 4.

     The combined financial statements of AT&T Broadband Group are prepared in accordance with generally accepted accounting principles. The combined financial statements of AT&T Broadband Group reflect the assets, liabilities, revenue and expenses directly attributable to AT&T Broadband Group, as well as allocations deemed reasonable by management, to present the results of operations, financial position, changes in combined attributed net assets, and cash flows of AT&T Broadband Group on a stand-alone basis. The allocation methodologies have been described within the notes to the combined financial statements where appropriate, and management considers the allocations to be reasonable. All significant intercompany accounts and transactions within the AT&T Broadband Group have been eliminated. The financial information included herein may not necessarily reflect the combined results of operations, financial position, changes in combined attributed net assets and cash flows of AT&T Broadband Group in the future or what they would have been had AT&T Broadband Group been a separate, stand-alone entity during the periods presented. Earnings per share disclosure has not been presented as AT&T Broadband Group is a business unit of AT&T and earnings per share data is not considered meaningful. The combined financial statements of AT&T Broadband Group should be read in conjunction with AT&T's Form 10-K/A for the year ended December 31, 2000.

     Debt attributed to AT&T Broadband Group includes the third party obligations of AT&T Broadband LLC (formerly Tele-Communications, Inc.) and MediaOne Group, Inc. and all

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

monetization debt. Additional intercompany debt has been allocated to AT&T Broadband Group to achieve a total debt level based on several factors including prospective financing requirements, desired standalone credit profile, working capital and capital expenditure requirements, expected sources of future deleveraging, and comparable company profiles. Increases in historical intercompany debt are based on historical cash flows. Such cash outflows include capital expenditures and investments in cable companies, offset by cash flow from operations. By the time AT&T's restructuring activities are complete, the then intercompany debt balance of AT&T Broadband Group will be replaced with an equal amount of external debt in a manner to be determined. The historical interest expense on the allocated intercompany debt was calculated based on a rate intended to be equivalent to the rate AT&T Broadband Group would receive if it were a stand-alone entity. Due to AT&T's deleveraging activities, the $28.4 billion of debt at December 31, 2000 is expected to be significantly lower in the future. AT&T's expected deleveraging activities that relate to AT&T Broadband Group include, but may not be limited, to the following: the announced sale of rural cable systems which is expected to result in gross cash proceeds of $3.3 billion and up to $0.5 billion of Charter Communications common stock; any proceeds that may result from the exercise of AT&T's registration rights in Time Warner Entertainment; and any proceeds from the announced sale of 30 million shares of Cablevision Systems Corp. Finally, AT&T has made no final determination as to the allocation of proceeds from the sale of shares of AT&T Broadband Group tracking stock, between AT&T Communications Services and AT&T Broadband Group.

     AT&T performs cash management functions on behalf of the AT&T Broadband Group. Substantially all of the AT&T Broadband Group's cash balances are swept to AT&T on a daily basis, where they are managed and invested by AT&T. Transfers of cash to and from AT&T, after giving consideration to the debt allocation methodology, are reflected as a component of combined attributed net assets. Net transfers to or from AT&T are assumed to be settled in cash. AT&T's capital contributions for purchase business combinations and initial investments in joint ventures and partnerships which AT&T attributed to AT&T Broadband Group have been treated as noncash transactions.

     General corporate overhead related to AT&T's corporate headquarters and common support divisions has been allocated to AT&T Broadband Group as it was not deemed practicable to specifically identify such common costs to AT&T Broadband Group. The allocation of corporate overhead is divided into an allocation of shared services (e.g., payroll and finance) and other corporate overhead. Costs of shared services are allocated to AT&T Broadband Group based on transaction based prices. Other corporate overhead is allocated to AT&T Broadband Group based on the ratio of AT&T Broadband Group's external costs and expenses adjusted for any functions AT&T Broadband Group performs on its own. The costs of these services charged to AT&T Broadband Group are not necessarily indicative of the costs that would have been incurred if AT&T Broadband Group had performed these functions entirely as a stand-alone entity, nor are they indicative of costs that will be charged or incurred in the future. However, management believes such allocations are reasonable.

     Consolidated income tax provisions or benefits, related tax payments or refunds, and deferred tax balances of AT&T have been allocated to AT&T Broadband Group based principally on the taxable income and tax credits directly attributable to AT&T Broadband Group, essentially a stand-alone presentation. These allocations reflect AT&T Broadband Group's contribution to AT&T's consolidated taxable income and the consolidated tax liability and tax credit position. Prior to the issuance of any shares of AT&T Broadband Group's tracking stock, AT&T and AT&T Broadband Group have

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

entered into a tax sharing agreement that will provide for tax sharing payments based on the tax expense or tax benefits of a hypothetical affiliated group consisting of AT&T Broadband Group and AT&T Communications Services, Inc. Based on this agreement, the consolidated tax liability before credits will be allocated between the groups, based on each group's contribution to consolidated taxable income of the hypothetical group. Consolidated tax credits of the hypothetical group will be allocated between groups based on each group's contribution to each tax credit.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  REVENUE RECOGNITION

     Revenue for customer fees, equipment rental, advertising, and pay-per-view programming is recognized in the period the services are delivered. Installation revenue is recognized in the period the installation services are provided to the extent of direct selling costs. Any remaining amount is deferred and recognized over the estimated average period customers are expected to remain connected to the cable distribution system.

     During 2000, AT&T Broadband Group adopted Securities and Exchange Commission ("SEC") Staff Accounting Bulletin No. 101 ("SAB No. 101"), "Revenue Recognition in Financial Statements." The adoption of SAB No. 101 did not have a material impact on combined results of operations or financial condition.

  ADVERTISING AND PROMOTIONAL COSTS

     Advertising and promotional costs are expensed as incurred. Advertising and promotional expenses were $325, and $138 for the year ended December 31, 2000 and the ten months ended December 31, 1999, respectively.

  INCOME TAXES

     AT&T Broadband Group is not a separate taxable entity for federal and state income tax purposes and its results of operations are included in the consolidated federal and state income tax returns of AT&T and its affiliates. The provision for income taxes is based on AT&T Broadband Group's contribution to the overall income tax liability or benefit of AT&T and its affiliates.

  STOCK-BASED COMPENSATION

     Stock-based compensation is accounted for in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." AT&T Broadband Group follows the disclosure-only provisions of Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock-Based Compensation."

  CASH EQUIVALENTS

     All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

  INVESTMENTS

     Investments in which AT&T Broadband Group exercises significant influence, but does not control, are accounted for under the equity method of accounting. Under the equity method, investments are stated at cost and are adjusted for AT&T Broadband Group's subsequent

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

contributions and share of earnings, losses and distributions. The excess of the investment over the underlying book value of the investee's net assets is being amortized over periods ranging from 25 to 40 years. Investments in which AT&T Broadband Group has no significant influence over the investee are accounted for under the cost method of accounting. Under the cost method, investments are stated at cost and earnings are recognized to the extent distributions are received from the accumulated earnings of the investee. Distributions in excess of accumulated earnings are recognized as a reduction of the investment balance.

     Marketable equity securities are classified as available-for-sale and are carried at fair market value with unrealized gains and losses, net of tax, included in combined attributed net assets as a component of other comprehensive income. The fair market value of these securities is based on quoted market prices.

  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment is stated at cost. Construction costs, labor and applicable overhead related to installations and interest during construction are capitalized.

     Depreciation is computed on a straight-line basis using estimated useful lives of 3 to 15 years for distribution systems and 3 to 40 years for support equipment and buildings.

     Repairs and maintenance are charged to operations, and additions and replacements are capitalized. At the time of ordinary retirements, sales or other dispositions of property, the original cost and cost of removal of such property are charged to accumulated depreciation, and salvage, if any, is credited thereto. Gains or losses are only recognized in connection with the sales of properties in their entirety.

  FRANCHISE COSTS

     Franchise costs include the value attributed to agreements with local authorities that allow access to homes in cable service areas acquired in connection with a business combination. Such amounts are generally amortized on a straight-line basis over 40 years. Costs incurred by the AT&T Broadband Group in negotiating and renewing franchise agreements are amortized on a straight-line basis over the life of the franchise, generally 10 to 20 years.

  GOODWILL

     Goodwill is the excess of the purchase price over the fair value of net assets acquired in business combinations accounted for as purchases. Goodwill is amortized on a straight-line basis over 7 to 40 years.

  SOFTWARE CAPITALIZATION

     Certain direct development costs associated with internal-use software are capitalized, including external direct costs of material and services, and payroll costs for employees devoting time to the software projects. Such costs are included within other assets and are amortized over a period not to exceed five years beginning when the asset is substantially ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training costs, are expensed as incurred. Initial operating-system software costs are capitalized and amortized over the life of the associated hardware.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUATION OF LONG-LIVED ASSETS

     Long-lived assets such as property, plant and equipment, franchise costs, goodwill, investments and software are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset. Assets to be disposed of are carried at the lower of their financial statement carrying value or fair value less cost to sell. In addition, in accordance with Accounting Principles Board ("APB") Opinion No. 17, "Intangible assets," the amortization periods are evaluated to determine whether events or circumstances warrant revised amortization periods.

  DERIVATIVE FINANCIAL INSTRUMENTS

     AT&T Broadband Group uses various financial instruments, including derivative financial instruments, for purposes other than trading. Derivative financial instruments are not used for speculative purposes. Derivatives, used as part of the risk-management strategy, are designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. Interest rate differentials associated with interest rate swaps used to hedge debt obligations are recorded as an adjustment to interest payable or receivable with the offset to interest expense over the life of the swaps. If an interest rate swap agreement is terminated, the gain or loss is deferred and amortized over the remaining life of the liability. Purchased and written options ("Collars") are carried at fair value, with unrealized gains and losses, net of tax, being recorded within other comprehensive income as a component of combined attributed net assets. Cash flows from financial instruments are classified in the combined statements of cash flows under the same categories as the cash flows from the related assets, liabilities or anticipated transactions.

  CASH FLOWS

     For purposes of the combined statements of cash flows, all transactions between AT&T Broadband Group and AT&T, except for purchase business combinations and initial investments in joint ventures and partnerships which were funded by AT&T and contributed by AT&T to AT&T Broadband Group, have been accounted for as having been settled in cash at the time the transaction was recorded by AT&T Broadband Group.

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the period reported. Actual results could differ from those estimates. Estimates are used when accounting for certain items such as long-term contracts, allowance for doubtful accounts, depreciation and amortization, employee benefit plans, taxes, restructuring reserves, impairment and contingencies.

  CONCENTRATIONS

     As of December 31, 2000, except for 80% of the billing services being provided by a single vendor (see note 14), AT&T Broadband Group does not have any significant concentration of business transacted with a particular customer, supplier or lender that could, if suddenly eliminated, severely impact its operations. AT&T Broadband Group does not have a concentration of available

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

sources of labor, services, or other rights that could, if suddenly eliminated, severely impact its operations.

  ISSUANCE OF COMMON STOCK BY AFFILIATES

     Changes in the proportionate share of the underlying equity of an attributed entity or equity method investee, which result from the issuance of additional equity securities by such entity, are recognized as increases or decreases to combined attributed net assets.

  RECOGNITION OF GAINS ON ASSET DISPOSITIONS

     From time to time, AT&T Broadband Group contributes cable television systems to joint ventures and partnerships in exchange for a non-controlling interest in such entity. In connection with such contributions, AT&T Broadband Group may guarantee the debt of the joint venture or partnership. AT&T Broadband Group defers any gain associated with such transactions until such time as AT&T Broadband Group has no remaining financial obligation to the joint venture or partnership.

3. SUPPLEMENTAL FINANCIAL INFORMATION

SUPPLEMENTARY STATEMENT OF OPERATIONS INFORMATION

                                                                               TEN MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OTHER INCOME (EXPENSE), NET
  Gains on sales of businesses and investments..............    $    616         $   39
  Impairment of investments.................................        (240)            --
  Interest and dividend income..............................          77              8
  Mark to market change on put option.......................        (537)            --
  Other.....................................................          45              3
                                                                --------         ------
     Other (expense) income.................................     $   (39)        $   50
                                                                ========         ======

SUPPLEMENTARY BALANCE SHEET INFORMATION

                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                  2000            1999
                                                              ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
  Land and improvements.....................................    $    135         $  114
  Distribution systems......................................      13,133          5,577
  Support equipment and buildings...........................       2,580          1,026
  Construction in progress..................................       1,417          1,696
  Accumulated depreciation..................................      (2,078)          (633)
                                                                --------         ------
     Property, plant and equipment, net.....................    $ 15,187         $7,780
                                                                ========         ======

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

SUPPLEMENTARY CASH FLOW INFORMATION

                                                                               TEN MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999
                                                              ------------    ------------
Interest payments, net of amounts capitalized...............    $  1,016         $  488
                                                                --------         ------
Income tax payments.........................................    $     62         $    8
                                                                --------         ------

4. MERGERS, ACQUISITIONS, VENTURES, DISPOSITIONS AND EXCHANGES

  MERGER WITH TELE-COMMUNICATIONS, INC.

     The AT&T Broadband Group was created upon the merger of TCI with a subsidiary of AT&T. The TCI Merger was completed on March 9, 1999, in an all-stock transaction valued at approximately $52 billion. TCI simultaneously combined its Liberty Media Group programming business with its TCI Ventures Group technology investments business, forming Liberty Media Group ("LMG"). In connection with the TCI Merger, AT&T issued a separate tracking stock in exchange for the TCI Liberty Media Group and TCI Ventures Group tracking shares previously outstanding. LMG is excluded from AT&T Broadband Group.

     The TCI Merger was accounted for under the purchase method of accounting, accordingly, AT&T recorded the assets and liabilities of TCI at their fair values and TCI results have been included since March 1, 1999, the deemed effective date of the merger. Approximately $20 billion of the purchase price of $52 billion was attributed to franchise costs and is being amortized on a straight-line basis over 40 years. Franchise costs represent the value attributable to the agreements with local franchise authorities that allow access to homes in the broadband service areas. Pursuant to SFAS No. 109, "Accounting for Income Taxes," AT&T recorded an approximate $13 billion deferred tax liability in connection with this franchise intangible, which is also included in franchise costs. AT&T does not expect that this deferred tax liability will ever be paid. This deferred tax liability is being amortized on a straight-line basis over 40 years and is included in the provision for income taxes. Also included in the $52 billion purchase price was approximately $11 billion related to nonconsolidated investments, approximately $5 billion related to property, plant and equipment, approximately $11 billion of long-term debt, and $7 billion related to other net liabilities. In addition, $34 billion was attributed to the investment in LMG which is excluded from the AT&T Broadband Group.

  MERGER WITH MEDIAONE

     On June 15, 2000, AT&T completed a merger with MediaOne in a cash and stock transaction valued at approximately $45 billion (the "MediaOne Merger"). The AT&T shares had an aggregate market value of approximately $21 billion and cash payments totaled approximately $24 billion.

     The MediaOne Merger was accounted for under the purchase method of accounting; accordingly the results of MediaOne have been included in the accompanying combined financial statements since the date of acquisition. Approximately $16 billion of the purchase price of $45 billion has been attributed to franchise costs and is being amortized on a straight-line basis over 40 years. Also included in the $45 billion purchase price was approximately $22 billion related to nonconsolidated investments, including investments in TWE and Vodafone Group, plc, approximately $5 billion related to property, plant and equipment, and $7 billion of other net assets. In addition, included was approximately $14 billion in deferred income tax liabilities, approximately $10 billion attributable to

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

debt and approximately $1 billion of minority interest. AT&T did not attribute $7 billion of cash acquired in the MediaOne merger to AT&T Broadband Group. The purchase price resulted in preliminary goodwill of $20 billion, which is being amortized on a straight-line basis over 40 years. Refinements to the allocation of purchase price may be made in future periods as the related fair value appraisals of certain assets and liabilities are finalized.

  PRO FORMA RESULTS

     Following is a summary of the pro forma results of AT&T Broadband Group as if the MediaOne Merger had closed effective March 1, 1999:

                                                                       TEN MONTHS
                                                  YEAR ENDED              ENDED
                                               DECEMBER 31, 2000    DECEMBER 31, 1999
                                               -----------------    -----------------
                                                            (UNAUDITED)
Revenue......................................       $ 9,770              $7,326
Operating loss...............................       $ 9,089              $1,832
Net income (loss)............................       $(4,422)             $1,047

Pro forma data may not be indicative of the results that would have been obtained had the events actually occurred at the beginning of the periods presented, nor does it intend to be a projection of future results.

     Excite@Home. On August 28, 2000, AT&T and Excite@Home announced shareholder approval of a new board of directors and governance structure for Excite@Home and completion of the extension of distribution contracts with AT&T, Cox Communications, Inc. ("Cox") and Comcast Corporation ("Comcast"). In connection with the above described announcement, AT&T was given the right to designate six of the 11 Excite@Home board members. In addition, Excite@Home converted approximately 50 million shares of Excite@Home's Series A common stock held by AT&T into Series B shares, each of which has 10 votes. As a result of these governance changes, AT&T gained a controlling financial interest and AT&T Broadband Group, through ATTBLLC, began consolidating Excite@Home's results upon the closing of the transaction on September 1, 2000, at which time ATTBLLC had an approximate 24% economic interest and 74% voting interest. As of December 31, 2000, ATBLLC had, on a fully diluted basis, an approximate 23% economic interest and 74% voting interest in Excite@Home. Excite@Home has been attributed to AT&T Broadband Group.

     In exchange for Cox and Comcast relinquishing their rights under the shareholder agreement, AT&T granted put options to Cox and Comcast on a combined total of 60.4 million shares of Excite@Home Series A common stock. The put options provide Cox and Comcast with the right to convert their Excite@Home shares into either AT&T stock or cash at their option, at any time between January 1, 2001 and June 4, 2002, at the higher of (i) $48 per share or (ii) the 30 day average trading price at the time of exercise (beginning 15 trading days prior to the exercise date and ending 15 days after the exercise date). If the average price is above $48 per share, the number of Excite@Home shares that AT&T would acquire would be reduced proportionately from the original 60.4 million shares. Accordingly, the maximum amount AT&T would be required to pay in cash or stock is approximately $2,900 based on the $48 strike price. The obligation under these put options has been attributed to AT&T Broadband Group and is reflected in current liabilities on the balance sheet at the fair value of the put options. Gains or losses resulting from changes in the fair value of the put options are recorded as a component of other income (expense). For 2000, changes in the

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

fair value of the put options resulted in a pre-tax expense of $537. Subsequent to December 31, 2000, Cox and Comcast exercised their put options electing to receive AT&T Common shares. See note 17.

     Also, in connection with the extension of certain distribution agreements through 2008, AT&T obtained the right to purchase up to approximately 25 million Excite@Home Series A shares and 25 million Series B shares. In addition, Cox and Comcast each will receive new warrants to purchase two Series A shares for each home their respective cable systems pass. Such warrants will vest in installments every six months beginning in June 2001, and be fully vested by June 2006, if Cox and Comcast elect to continue their extended non-exclusive distribution agreements through that period.

     The consolidation of Excite@Home resulted in minority interest of approximately $2,200, goodwill of approximately $2,400, short-term liabilities of approximately $2,400 (including an initial put option liability), other net assets of approximately $1,200 and the removal of the investment in Excite@Home of approximately $1,900.

     Cox Communications, Inc. On March 15, 2000, AT&T Broadband Group, through ATTBLLC, received 50.3 million shares of AT&T common stock held by Cox in exchange for an entity owning cable television systems serving approximately 312,000 customers and certain other net assets. The AT&T common stock received in such transaction has been included in combined attributed net assets. Specifically, AT&T Broadband Group exchanged $1,088 of investments, $878 of franchise costs and $503 of other net assets for stock valued at $2,658 on March 15, 2000. The transaction resulted in a pre-tax gain of $189.

     Lenfest Communications, Inc. On January 18, 2000, AT&T Broadband Group, through ATTBLLC, sold its ownership interest in Lenfest Communications, Inc., to a subsidiary of Comcast. In connection with the sale, AT&T Broadband Group received 47.3 million shares of Comcast Class Special A common stock. The transaction resulted in a pretax gain of $224.

  ACQUISITION-RELATED INTANGIBLE ASSETS

     As a result of an evaluation of recent changes in our industry and the views of regulatory authorities, AT&T Broadband Group expects that the amortization period for all franchise costs and goodwill associated with newly acquired cable operations will not exceed 25 years.

5. ASSET IMPAIRMENT, RESTRUCTURING AND OTHER CHARGES

     During 2000, AT&T Broadband Group recorded $6,270 of asset impairment, restructuring and other charges which included $6,179 of asset impairment charges related to Excite@Home.

     The charges related to Excite@Home include $4,609 in asset impairment charges taken by Excite@Home associated with the goodwill impairment from various acquisitions and a related goodwill impairment of $1,570 recorded by AT&T Broadband Group associated with its acquisition goodwill of Excite@Home.

     The impairments resulted from the deterioration of the market conditions and market valuations of Internet-related companies during the fourth quarter of 2000, which caused Excite@Home to conclude that intangible assets related to their acquisitions of Internet-related companies may not be recoverable. In accordance with SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", Excite@Home conducted a detailed assessment of the recoverability of the carrying amounts of acquired intangible assets. This assessment resulted in a determination that certain acquired intangible assets, including goodwill, related to these acquisitions

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

were impaired as of December 31, 2000. As a result, AT&T Broadband Group recorded impairment charges of $4,609 in December 2000, representing the excess of the carrying amount of the impaired assets over their fair value.

     The review for impairment included a review of publicly-traded Internet companies that are comparable to the companies that Excite@Home acquired. These companies experienced a substantial decline in stock price and market capitalization during the fourth quarter of 2000.

     Excite@Home also reviewed the business climate for Internet advertising and web-based infrastructure companies as of December 31, 2000, and observed the following: (1) investor and consumer enthusiasm for the Internet sector severely deteriorated during the fourth quarter of 2000; (2) many Internet companies, including those acquired by Excite@Home, experienced significant decelerations in their growth both as a result of economic conditions and due to Internet-sector specific issues such as competition and the weakening of the Internet advertising market; and (3) funding sources for Internet-based consumer businesses, which require considerable amounts of capital, had substantially evaporated as of December 31, 2000. As a result, Excite@Home concluded that fundamental, permanent and significant adverse changes had occurred during the fourth quarter of 2000 in the business climate for companies providing Internet advertising and other web-based services.

     In addition, Excite@Home reviewed operating and cash flow projections that existed at the time Excite@Home made the acquisitions and that were used as a basis upon which the decisions to complete acquisition were made. These operating and cash flow projections indicated that the acquired companies, over their useful lives, would be profitable and generate positive cash flows. The operating and cash flow projections were compared to operating results after the date of the acquisitions through December 31, 2000, as well as to projected operating results for 2001. These comparisons indicated that certain acquisitions generated operating and cash flow losses through the end of 2000, and were projected to continue generating operating and cash flow losses for the foreseeable future.

     As a result of these factors, Excite@Home determined that the intangible assets related to the acquisitions might not be recoverable and conducted impairment tests.

     Generally, the impairment tests were performed at an asset group level corresponding to the lowest level at which cash flows independent of other assets could be identified. Each asset group consisted of the goodwill and acquired identifiable intangible assets related to a specific acquisition. Acquired intangible assets were combined for those acquisitions where separately identifiable cash flows that are largely independent of the cash flows of other groups of assets could not be identified.

     For each of the asset groups to be tested for impairment, Excite@Home projected undiscounted cash flows over a future projection period of five years, based on Excite@Home's determination of the current remaining useful lives of the asset groups, plus an undiscounted terminal period cash flow to reflect disposition of the entities at the end of their useful lives. Undiscounted future cash flows were estimated using projected net realizable value in a sales transaction (undiscounted cash flows during the expected remaining holding period until disposition were estimated as negligible). The undiscounted future cash flows were compared to the carrying amount of each asset group and for those asset groups where the carrying amount exceeded the undiscounted future cash flows, Excite@Home concluded that the asset group was impaired.

     Excite@Home measured the impairment loss related to impaired asset groups based on the amount by which the carrying amount of the asset group exceeded the fair value of the asset group.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

Measurement of fair value was based on an analysis by Excite@Home, with assistance from independent valuation experts, utilizing the best information available in the circumstances using reasonable and supportable assumptions and projections, and including the discounted cash flow and market comparison valuation techniques. The discounted cash flow analysis considered the likelihood of possible outcomes and was based on Excite@Home's best estimate of projected future cash flows, including terminal value cash flows expected to result from the disposition of the asset at the end of its useful life, discounted at Excite@Home's weighted average cost of capital. Weighted average cost of capital was based on historical risk premiums required by investors for companies of Excite@Home's size, industry and capital structure and included risk factors specific to Excite@Home. The market comparison model represented Excite@Home's estimate of the prices that a buyer would be willing to pay currently for similar assets, based on comparable products and services, customer base, risks, earnings capabilities and other factors.

     Based on the foregoing, Excite@Home recorded an impairment write-down of $4,609 in aggregate, which was allocated to each asset group based on a comparison of carrying values and fair values. The impairment write-down within each asset group was allocated first to goodwill, and if goodwill was reduced to zero, to identifiable intangible assets in proportion to carrying values.

     Also as a result of the foregoing, AT&T Broadband Group recorded a goodwill impairment charge associated with the acquisition of ATTBLLC's investment in Excite@Home. The write-down of ATTBLLC's investment to fair value was similarly based on independent appraisals, utilizing discounted expected future cash flows.

     Since AT&T Broadband Group, through ATTBLLC owns approximately 23% of Excite@Home, 77% of the charge recorded by Excite@Home is not included as an increase in AT&T Broadband Group's net loss, but rather is eliminated in the statement of operations as minority interest income (expense).

     In 2000, a $91 charge for restructuring and exit costs was recorded primarily as part of the integration of MediaOne, the centralization of certain functions, and the consolidation of call center facilities. The charge for the year ended December 31, 2000, included termination benefits of $61 associated with the involuntary separation of about 1,060 employees. Approximately 25% of the individuals were management employees and 75% were non-management employees. Approximately 74% of the affected employees have left their positions as of December 31, 2000. The $91 charge included a loss of $30 recognized on the disposition of facilities as a result of synergies created by the MediaOne Merger.

     The following table displays the activity and balances of the restructuring reserve account from January 1, 2000, to December 31, 2000. There was no activity in the restructuring reserve account from March 1, 1999 to December 31, 1999.

                          JANUARY 1,                               DECEMBER 31,
                             2000                                      2000
TYPE OF COST               BALANCE      ADDITIONS    DEDUCTIONS      BALANCE
------------              ----------    ---------    ----------    ------------
Employee separations....      $--          $61          $(45)          $16
Facility closings.......       --           30           (30)           --
                               --          ---          ----           ---
     Total..............      $--          $91          $(75)          $16
                              ===          ===          ====           ===

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Deductions reflect cash payments of $45 and noncash utilization of $30. This cash outlay was funded primarily through cash from operations. Noncash utilization included the loss on the disposition of facilities.

     During 1999, AT&T Broadband Group recorded $644 of asset impairment, restructuring and other charges. Such amount included a $594 in-process research and development charge which reflected the estimated fair value of research and development projects at AT&T Broadband Group, as of the date of the TCI Merger, which had not yet reached technological feasibility or that had no alternative future use. The projects identified related to TCI's efforts to offer voice over Internet protocol ("IP"), product integration efforts for advanced set-top devices that would enable AT&T Broadband Group to offer next-generation digital services, and cost-savings efforts for cable telephony implementation. In addition, Excite@Home had research and development efforts underway, including projects to allow for self-provisioning of devices and the development of next-generation client software, network and back-office infrastructure to enable a variety of network devices, and improved design for the regional data center's infrastructure. We began testing IP telephony equipment in the field in the fourth quarter of 2000. We anticipate beginning field trials related to product integration efforts for set-top devices in late 2001, and have completed trials related to telephony reductions and implementation has begun in certain markets. Although there are significant technological issues to overcome to successfully complete the acquired in-process research and development, AT&T Broadband Group expects successful completion. If, however, AT&T Broadband Group is unable to establish technological feasibility and produce commercially viable products/ services, the anticipated incremental future cash flows attributable to expected profits from such new products/services may not be realizable.

     The 1999 charge also included a $50 loss related to a contribution agreement TCI entered into with Phoenixstar, Inc. that requires AT&T Broadband Group to satisfy certain liabilities owed by Phoenixstar, Inc. and its subsidiaries. The remaining obligation under this contribution agreement and an agreement that MediaOne has is $57, which was fully accrued at December 31, 2000.

6. INVESTMENTS

     Subsidiaries of AT&T have investments in various companies and partnerships accounted for under the equity method which have been attributed to AT&T Broadband Group. At December 31, 2000 and 1999, equity investments of $6,350 and $13,059, respectively, had been attributed to AT&T Broadband Group. The carrying value of these investments exceeded AT&T Broadband Group's share of the underlying reported net assets by approximately $5,455 and $10,894 at December 31, 2000 and 1999, respectively. The excess cost is being amortized over periods ranging from 25 to 40 years. Pretax amortization of the excess cost of $485 and $476 for the year ended December 31, 2000 and for the ten months ended December 31, 1999, respectively, is reflected as a component of net losses from equity investments, net of income tax benefit in the accompanying combined statements of operations.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Ownership of significant equity investments attributed to AT&T Broadband Group was as follows:

                                                              AT DECEMBER 31,
                                                             ------------------
                                                              2000        1999
                                                             ------      ------
Cablevision Systems Corporation............................   27.98%(a)   32.04%(a)
Time Warner Texas..........................................   50.00%      50.00%
Insight Midwest LP.........................................   50.00%      50.00%
Century-TCI California Communications, LP..................   25.00%      25.00%
Kansas City Cable Partners.................................   50.00%      50.00%
Parnassos Communications, LP...............................   33.33%      33.33%
US Cable of Coastal-Texas, LP..............................   37.06%      37.06%
Mid Continent Communications...............................   50.00%(b)      --
At Home Corporation........................................      --       25.00%(c)
Lenfest Communications, Inc................................      --       50.00%(d)
Bresnan Communications Group LLC...........................      --       50.00%(e)

-------------------------

(a) At December 31, 2000 and 1999, AT&T Broadband Group, through ATTBLLC, owned 48,942,172, shares of Cablevision Systems Corporation Class A common stock, which had a closing market price of $84.94 and $75.50 per share, respectively, on such dates. Cablevision System Corporation ("Cablevision") exercised its right to redeem all of its outstanding preferred stock and issued additional common stock. Cablevision also issued shares of its common stock for acquisitions. As a result of these transactions, ATTBLLC's ownership interest in Cablevision decreased from 32.04% to 27.98%. Due to the resulting decrease in Cablevision's equity, net of the dilution of ATTBLLC's ownership interest in Cablevision, AT&T Broadband Group recorded a net decrease to "Combined attributed net assets" of $170 in 2000.

(b) On April 1, 2000, AT&T Broadband Group, through ATTBLLC, contributed cable and ad sales systems to Mid Continent Communications, a newly formed partnership, in exchange for a 50% interest in the partnership. A gain of $5 is being deferred due to a keep well agreement with the partnership.

(c) On August 28, 2000, AT&T and Excite@Home announced the closing of their extension contracts and governance reorganization. As a result of the governance changes, AT&T gained a controlling financial interest and AT&T Broadband Group, through ATTBLLC, began consolidating Excite@Home's results on September 1, 2000. As of December 31, 2000, ATTBLLC had an approximate 23% economic interest and 74% voting interest in Excite@Home. ATTBLLC owned 7,924,422 and 63,720,000 shares of Excite@Home Class A common stock at December 31, 2000 and 1999, respectively, with closing market prices of $5.53 and $42.88 per share, respectively. ATTBLLC also owned 86,595,578 and 30,800,000 shares of Excite@Home Class B common stock at December 31, 2000 and 1999, respectively, which are not publicly traded. During 2000 and 1999, Excite@Home issued shares of its common stock for various acquisitions. As a result of these transactions, ATTBLLC's economic interest in Excite@Home decreased from 25% to 23% in 2000, and from 38% to 25% in 1999, respectively. Due to the resulting increase in Excite@Home equity, net of the dilution of ATTBLLC's

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

    ownership interest in Excite@Home, AT&T Broadband Group recorded an increase to "combined attributed net assets" of $116 and $527 in 2000 and 1999, respectively.

(d) On January 18, 2000, AT&T Broadband Group, through ATTBLLC, sold its interest in Lenfest Communications, Inc. to Comcast. See note 4.

(e) On February 14, 2000, AT&T Broadband Group, through ATTBLLC, sold its interest in Bresnan Communications Group LLC to Charter Communications, Inc. ("Charter") for $285 in cash and a cost investment valued at $629 in Charter Communications VIII, LLC. The transaction resulted in a pretax gain of $33.

     Summarized unaudited combined financial information for investments accounted for under the equity method was as follows:

                                                                         FOR THE
                                                         FOR THE        TEN MONTHS
                                                        YEAR ENDED        ENDED
                                                       DECEMBER 31,    DECEMBER 31,
                                                           2000            1999
                                                       ------------    ------------
                                                               (UNAUDITED)
Revenue..............................................    $ 6,578         $ 6,148
Operating loss.......................................    $ 1,419         $ 1,401
Net loss.............................................    $ 2,447         $ 2,327

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                 (UNAUDITED)
Current assets..............................................  $ 1,092    $ 1,394
Noncurrent assets...........................................   17,763     20,815
Current liabilities.........................................    2,796      3,248
Noncurrent liabilities......................................   14,910     12,441
Redeemable preferred stock..................................    1,514      1,685
Minority interests..........................................      586        614

     At December 31, 2000, AT&T Broadband Group, through MediaOne, had a 25.51% interest in TWE. This investment is "held-for-sale" at December 31, 2000. Accordingly, AT&T Broadband Group is no longer recording equity earnings or losses on this investment.

     Subsidiaries of AT&T also have investments accounted for under the cost method of accounting which have been attributed to AT&T Broadband Group. Included in current investments is

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

approximately $2,102 of Vodafone ADRs since they are indexed to certain maturing debt instruments. Investments at December 31, 2000 for AT&T Broadband Group are as follows:

                                                              UNREALIZED
                                                    COST        GAINS       ESTIMATED
                                                    BASIS      (LOSSES)     FAIR VALUE
                                                   -------    ----------    ----------
Common stock and warrants........................  $12,986     $(3,606)      $ 9,380
Preferred stock..................................    1,467         105         1,572
Cost investments and other.......................    1,050          --         1,050
                                                   -------     -------       -------
                                                   $15,503     $(3,501)      $12,002
                                                   =======     =======       =======

     Other investments at December 31, 1999 for AT&T Broadband Group are as follows:

                                                    COST     UNREALIZED    ESTIMATED
                                                    BASIS      GAINS       FAIR VALUE
                                                    -----    ----------    ----------
Common stock and warrants.........................  $168        $103          $271
Cost investments and other........................     4          --             4
                                                    ----        ----          ----
                                                    $172        $103          $275
                                                    ====        ====          ====

     During the fourth quarter of 2000, AT&T Broadband Group recognized a loss on the marketable equity security holdings for Telewest Communications, plc, of $111 million. Management determined the loss was not temporary due to the downturn in market conditions and its inability to hold the investment as a result of requirements related to the regulatory approval of the MediaOne Merger. The fair value was based on quoted market prices.

     During the fourth quarter of 2000, Excite@Home recognized a loss on investments totaling $129 which included a $107 loss on publicly held companies and $22 on privately held investments. The loss recognized on the publicly held investment was a result of Excite@Home's decision that the decline in market value of certain investments was not temporary. The loss recognized on the privately held companies was based on Excite@Home's determination that the carrying value of certain investments was not recoverable, based on indicators such as limited liquidity and poor prospects for additional funding. Since AT&T Broadband Group, through ATTBLLC owns 23% of Excite@Home, 77% of the loss recorded by Excite@Home is not included as a reduction of AT&T Broadband Group's net income, but rather is eliminated in the statement of operations as minority interest income (expense).

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

7. DEBT OBLIGATIONS

LONG-TERM DEBT
Debentures, notes and trust preferred securities(a):

                                          DECEMBER 31,
                                 ------------------------------
                                     2000             1999
INTEREST RATES(B) MATURITIES     -------------    -------------
4.00%-6.00%       2001-2018...           1,389                1
6.25%-6.50%       2001-2008...           3,210              917
6.55%-7.49%       2001-2037...           5,738            1,601
7.53%-8.50%       2001-2097...           3,370            2,363
8.60%-10.75%      2001-2045...           6,594            4,664
Variable
  rate       2001-2005........           2,019              827
                                 -------------    -------------

Total debentures, notes and trust preferred securities......    22,320     10,373
Other.......................................................       270        230
                                                               -------    -------
Total long-term debt........................................    22,590     10,603
Less currently maturing long-term debt......................     3,073        932
                                                               -------    -------
Net long-term debt..........................................   $19,517    $ 9,671
                                                               =======    =======

-------------------------

(a) Included in these balances was $946 and $975 representing the remaining excess of the fair value over the recorded value of debt in connection with the TCI Merger and MediaOne Merger at December 31, 2000 and 1999, respectively. The excess is being amortized over the remaining lives of the underlying debt obligations.

(b) The actual interest paid on debt obligations may have differed from the stated amount due to entering into interest rate swap contracts to manage exposure to interest rate risk and the strategy to reduce finance costs (see
    Note 10).

  EXCHANGEABLE NOTES

     During 2000, AT&T Broadband Group, through ATTBLLC and MediaOne, issued debt which is mandatorily redeemable at AT&T's option into shares of Comcast common stock or its equivalent (the "Comcast Exchangeable Notes") and Microsoft Corporation ("Microsoft") common stock or its equivalent (the "Microsoft Exchangeable Notes").

     Following is a summary of the Comcast Exchangeable Notes outstanding at December 31, 2000 by year of maturity which are indexed to 25 million shares of Comcast common stock:

MATURITY DATE                              2003      2004      2005
-------------                             ------    ------    ------
Face value..............................  $  371    $  314    $  329
Interest rate...........................    6.75%     5.50%     4.63%
Put price...............................  $41.50    $41.06    $39.13
Call price..............................  $49.80    $49.27    $46.96
Carrying value at December 31, 2000.....  $  371    $  314    $  329

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     At maturity, the Comcast Exchangeable Notes will be redeemed, at AT&T's option, into (i) a number of shares of Comcast common stock equal to the underlying shares multiplied by the exchange ratio, or (ii) its equivalent cash value. The exchange ratio will be calculated at maturity in the following manner:

          (a) If the fair market value of a share of Comcast common stock is greater than the call price, the exchange ratio will be 0.8333;

          (b) If the fair market value of a share of Comcast common stock is less than or equal to the put price, the exchange ratio will be 1;

          (c) If the fair market value of a share of Comcast common stock is less than the call price but greater than the put price, the exchange ratio will be a fraction the numerator of which is equal to the put price, and the denominator of which is equal to the fair market value of one share of Comcast common stock.

     Following is a summary of the Comcast Exchangeable Notes outstanding at December 31, 2000, which are indexed to 22.3 million shares of Comcast common stock:

MATURITY DATE                                           2003      2004      2005
-------------                                          ------    ------    ------
Face value...........................................  $  267    $  267    $  267
Interest rate........................................    6.76%     6.80%     6.84%
Put price............................................  $35.89    $35.89    $35.89
Call price...........................................  $50.64    $58.39    $67.97
Carrying value at December 31, 2000..................  $  267    $  267    $  267

     At maturity, such Comcast Exchangeable Notes will be redeemed, at AT&T's option, with (i) a number of shares of Comcast common stock equal to the underlying shares multiplied by the exchange ratio, or (ii) its equivalent cash value. The exchange ratio will be calculated at maturity in the following manner:

          (a) If the fair market value of a share of Comcast common stock is greater than or equal to the call price, the exchange ratio will be a fraction the numerator of which is equal to the sum of (i) the put price, plus (ii) the excess of the fair market value of one share of Comcast common stock over the call price, and the denominator of which is equal to the fair market value of one share of Comcast common stock;

          (b) If the fair market value of a share of Comcast common stock is less than or equal to the put price, the exchange ratio will be 1;

          (c) If the fair market value of a share of Comcast common stock is less than the call price but greater than the put price, the exchange ratio will be a fraction of which the numerator is equal to the put price, and the denominator of which is equal to the fair market value of one Comcast common stock.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Following is a summary of the Microsoft Exchangeable Notes outstanding at December 31, 2000, which are indexed to 10 million shares of Microsoft common stock:

MATURITY DATE                                         2003      2004       2005
-------------                                        ------    -------    -------
Face value.........................................  $  227    $   226    $   226
Interest rate......................................    6.96%      7.00%      7.04%
Put price..........................................  $67.87    $ 67.87    $ 67.87
Call price.........................................  $97.39    $111.64    $128.60
Carrying value at December 31, 2000................  $  145    $   144    $   144

     At maturity, the Microsoft Exchangeable Notes will be redeemed, at AT&T's option, with (i) a number of shares of Microsoft common stock equal to the underlying shares multiplied by the exchange ratio, or (ii) its equivalent cash value. The exchange ratio will be calculated at maturity in the following manner:

          (a) If the fair market value of a share of Microsoft common stock is greater than the call price, the exchange ratio will be a fraction the numerator of which is equal to the sum of (i) the put price, plus (ii) the excess of the fair market value of one share of Microsoft common stock over the call price, and the denominator of which is equal to the fair market value of one share of Microsoft common stock;

          (b) If the fair market value of a share of Microsoft common stock is less than or equal to the put price, the exchange ratio will be 1;

          (c) If the fair market value of a share of Microsoft common stock is less than or equal to the call price but greater than the put price, the exchange ratio will be a fraction of which the numerator is equal to the put price, and the denominator of which is equal to the fair market value of one Microsoft common stock.

     During 1999 and 1998, MediaOne issued debt (the "Vodafone Exchangeable Notes") which is mandatorily redeemable at AT&T's option into (i) Vodafone Group plc ("Vodafone") American Depository Receipts ("ADRs") held by AT&T Broadband Group, through MediaOne, (ii) the cash equivalent, or (iii) a combination of cash and Vodafone ADRs. The maturity value of the Vodafone Exchangeable Notes varies based on the fair value of a Vodafone ADR.

     Following is a summary of the Vodafone Exchangeable Notes outstanding at December 31, 2000, which are indexed to Vodafone ADRs:

MATURITY DATE                                                  2001      2002
-------------                                                 ------    ------
Face value..................................................  $1,686    $1,129
Interest rate...............................................    6.25%      7.0%
Put price...................................................  $19.65    $43.44
Call price..................................................  $25.10    $51.26
Carrying value at December 31, 2000.........................  $2,337    $1,012

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The Vodafone Exchangeable Notes that mature in 2001, which are indexed to 29 million Vodafone ADRs, will be exchanged at maturity based upon a redemption value of $9.00 in cash plus 2 1/2 times the fair market value of a Vodafone ADR ("Maturity Price"), as follows:

          (a) If the Maturity Price is greater than or equal to $9.00 plus 2 1/2 times the call price per share, each Vodafone Exchangeable Note is equivalent to 0.8101 of the Maturity Price;

          (b) If the Maturity Price is less than or equal to $9.00 plus 2 1/2 times the put price per share, each Vodafone Exchangeable Note is equivalent to the Maturity Price; or

          (c) If the Maturity Price is less than $71.75 per share but greater than $58.125 per share, each Vodafone Exchangeable Note is equivalent to $58.125.

     The redemption formula for such Vodafone Exchangeable Notes that mature in 2002, which are indexed to 26 million shares of Vodafone ADRs, is as follows:

          (a) If the fair market value of a Vodafone ADR is greater than or equal to the call price, each Vodafone exchangeable Note is equivalent to
     0.8475 of a Vodafone ADR;

          (b) If the fair market value of a Vodafone ADR is less than or equal to the put price, each Vodafone Exchangeable Note is equivalent to one Vodafone ADR; or

          (c) If the fair market value of a Vodafone ADR is less than the call price but greater than the put price, each Vodafone Exchangeable Note is equivalent to a fraction of a Vodafone ADR equal to (i) the put price divided by (ii) the fair market value of one Vodafone ADR.

     The exchangeable notes are being accounted for as indexed debt instruments since the maturity value of the debt is dependent upon the fair market value of the underlying Comcast, Microsoft and Vodafone securities. The exchangeable notes contain an embedded option that hedges the market risk of a decline in value of Comcast, Microsoft and Vodafone securities. The market risk of a decline in Comcast and Microsoft stock, and Vodafone ADRs, below the respective put prices has been eliminated. In addition, any market gains we may earn have been limited to the call prices, with the exception of certain debt indexed to Comcast stock and the debt indexed to the Vodafone ADRs, which provides for our participation in a portion of the market gains above the call price.

     Since the Comcast, Microsoft and Vodafone securities are cost method investments being accounted for as "available-for-sale" securities under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," changes in the maturity value of the exchangeable notes and the underlying securities are being recorded as unrealized gains or losses, net of tax, within other comprehensive income as a component of combined attributed net assets.

     The exchangeable notes indexed to Comcast common stock and Microsoft common stock are secured by the Comcast and Microsoft investments AT&T Broadband Group owns, through ATTBLLC and MediaOne. The exchangeable notes indexed to Vodafone are unsecured obligations, ranking equally in right of payment with all other unsecured and unsubordinated obligations of AT&T.

  OTHER EXCHANGEABLE NOTES

     During 2000, AT&T Broadband Group, through MediaOne, also entered into a series of purchased and written options with a number of financial institutions to monetize its holdings of 21.9 million shares of Microsoft common stock and issued floating rate debt, which is attributed to AT&T Broadband Group. The carrying value of the debt outstanding at December 31, 2000 was $1,369,

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

which pays interest at the three month London Inter-Bank Offering Rate ("LIBOR") plus 0.4%. The debt matures annually with $458 maturing in 2003 and 2004, and $453 maturing in 2005, and is repayable at AT&T's option in either Microsoft common stock or cash.

     In addition, two subsidiaries of MediaOne, MediaOne SPC IV and MediaOne SPC VI, entered into a series of purchased and written options on Vodafone ADRs contributed to them by MediaOne and issued floating rate debt. The carrying value of the debt outstanding at December 31, 2000 was $1,739, which pays interest at a three-month LIBOR plus 0.5%. This debt has been attributed to AT&T Broadband Group and matures in equal quarterly installments beginning in 2003 and ending in 2005. The assets of MediaOne SPC IV, which are primarily 29.1 million Vodafone ADRs, are only available to pay the creditors of MediaOne SPC
IV. Likewise, the assets of MediaOne SPC VI, which are primarily 18.0 million Vodafone ADRs, are only available to pay the creditors of MediaOne SPC VI.

  SUBSIDIARY-OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUSTS HOLDING SOLELY SUBORDINATED DEBT SECURITIES

     Certain subsidiary trusts (the "Trusts") of AT&T Broadband Group, through ATTBLLC and MediaOne, had preferred securities outstanding at December 31, 2000 and 1999 as follows:

                                                                            CARRYING AMOUNT
                                                    INTEREST    MATURITY    ----------------
SUBSIDIARY TRUST                                      RATE        DATE       2000      1999
----------------                                    --------    --------    ------    ------
TCI Communications Financing I....................    8.72%       2045      $  528    $  528
TCI Communications Financing II...................   10.00%       2045         514       521
TCI Communications Financing III..................    9.65%       2027         357       360
TCI Communications Financing IV...................    9.72%       2036         204       217
MediaOne Financing I..............................    7.96%       2025          30        --
MediaOne Financing II.............................    8.25%       2036          28        --
MediaOne Finance II...............................    9.50%       2036         214        --
MediaOne Finance III..............................    9.04%       2038         504        --
                                                                            ------    ------
                                                                            $2,379    $1,626
                                                                            ======    ======

     The Trusts were created for the exclusive purpose of issuing the Trust Preferred Securities and investing the proceeds thereof into Subordinated Deferrable Interest Notes (the "Subordinated Debt Securities") of TCI and MediaOne. The Subordinated Debt Securities have interest rates equal to the interest rate of the corresponding Trust Preferred Securities. The TCI Communications Financing I and II Trust Preferred Securities are callable at face value beginning January and May 2001, respectively. The TCI Communications Financing III Trust Preferred Securities are callable at 104.825% of face value beginning in March 2007. TCI Communications Financing IV Trust Preferred Securities are callable at face value beginning in March 2002. Upon redemption of the Subordinated Debt Securities, the Trust Preferred Securities will be mandatorily redeemable. All of the MediaOne Subordinated Debt Securities are redeemable at a redemption price of $25.00 per security, plus accrued and unpaid interest. Upon redemption of the MediaOne Subordinated Debt Securities, the MediaOne Trust Preferred Securities are mandatorily redeemable at a price of $25.00 per share, plus accrued and unpaid distributions. The 7.96% MediaOne Subordinated Debt Securities became redeemable after September 11, 2000. The 9.50% and 8.25% MediaOne Subordinated Debt

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

Securities are redeemable after October 29, 2001. The 9.04% MediaOne Subordinated Debt Securities are redeemable after October 28, 2003. The Trust Preferred Securities are recorded within long-term debt in the accompanying combined balance sheet. AT&T Broadband, LLC effectively provides a free and unconditional guarantee of all the TCI Trusts' obligations under the Trust Preferred Securities. In 2000, AT&T provided a full and unconditional guarantee on the outstanding securities issued by TCI Communications Financing I, II and
IV. MediaOne has effectively provided a full and unconditional guarantee of the MediaOne trust obligations under the Trust Preferred Securities. In 2000, AT&T provided a full and unconditional guarantee of the MediaOne Trust Preferred Securities. Dividends accrued and paid on the Trust Preferred Securities aggregated $182 and $114 for the for the year ended December 31, 2000 and the ten months ended December 31, 1999, respectively, and are included in interest expense in the accompanying combined financial statements. AT&T has the right to defer interest payments up to 20 consecutive quarters; as a consequence, dividend payments on the Trust Preferred Securities can be deferred by the trusts during any such interest-payment period.

     Annual maturities at December 31, 2000, of the $22,590 in total long-term obligations are as follows:

2001............................  $3,073
2002............................   1,700
2003............................   3,071
2004............................   1,693
2005............................   3,144
Later years.....................   9,909

8. MINORITY INTEREST

  PREFERRED STOCK OF SUBSIDIARIES

     Prior to the TCI Merger, TCI Pacific Communications Inc. ("Pacific"), an attributed entity of AT&T Broadband Group, issued 5% Class A Senior Cumulative Exchangeable preferred stock, which remains outstanding. At December 31, 2000 and 1999, 6.3 million shares of such stock were authorized and outstanding. Each share is exchangeable, from and after August 1, 2001, for approximately 6.3 shares of AT&T common stock, subject to certain antidilution adjustments. Additionally, Pacific may elect to make any dividend, redemption or liquidation payment in cash, shares of AT&T common stock or a combination of the foregoing. The Pacific preferred stock is reflected within minority interest in the accompanying combined balance sheets and aggregated $2.1 billion at December 31, 2000 and 1999.

     Prior to the TCI Merger, TCI issued Class B 6% Cumulative Redeemable Exchangeable Junior preferred stock (the "Class B Preferred Stock"). At December 31, 1999, 1.6 million shares of Class B Preferred Stock were outstanding, net of shares held by a subsidiary, out of an authorized 1.7 million shares. The Class B Preferred Stock and accumulated dividends aggregated $152 at December 31, 1999, and were reflected within minority interest in the accompanying combined balance sheet at December 31, 1999. On February 22, 2000, all outstanding shares of Class B Preferred Stock were redeemed at $105.88 per share.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  CENTAUR FUNDING CORPORATION

     Prior to the MediaOne Merger, Centaur Funding Corporation ("Centaur"), a subsidiary of MediaOne, issued three series of preferred shares, the Auction Market Preference Shares, Series A ("Series A Shares"), the 9.08% Cumulative Preference Shares, Series B (the "Series B Shares"), and the Preference Shares, Series C (the "Series C Shares"). Centaur was created for the principal purpose of raising capital through the issuance of preferred shares and investing those proceeds into notes issued by MediaOne SPC II, a subsidiary of MediaOne. Principal and interest payments from the notes are expected to be Centaur's principal source of funds to make dividend and redemption payments on the preferred shares. In addition, the dividend and redemption payments on the preferred shares will be determined by reference to the dividend and redemption activity of the preferred stock of AirTouch Communications, Inc. ("ATI shares") held by MediaOne SPC II. AirTouch Communications, Inc. is a subsidiary of Vodafone. Payments on the preferred shares are neither guaranteed nor secured by MediaOne or AT&T. The assets of MediaOne SPC II, which include the ATI shares, are only available to pay creditors of MediaOne SPC II. Centaur and MediaOne SPC II are attributed entities of AT&T Broadband Group.

     At December 31, 2000, the following Centaur preferred securities, which have been attributed to AT&T Broadband Group, were outstanding:

                                                                      SHARES      CARRYING
                                   DIVIDEND RATE   MATURITY DATE    OUTSTANDING    AMOUNT
                                   -------------   --------------   -----------   --------
Series A Shares..................    Variable           None              400      $  100
Series B Shares..................        9.08%     April 21, 2020     934,500         927
Series C Shares..................        None      April 21, 2020     715,500         118
                                                                                   ------
                                                                                   $1,145
                                                                                   ======

     The Series A Shares have a liquidation value of $250 thousand per share and dividends are payable quarterly when declared by Centaur's Board of Directors out of funds legally available. The Series B Shares have a liquidation value of $1 thousand per share and dividends are payable quarterly in arrears when declared by Centaur's Board of Directors out of funds legally available. In addition, dividends may be declared and paid only to the extent dividends have been declared and paid on the ATI shares. The Series C Shares have a liquidation value of $1 thousand per share at maturity. The value of the Series C Shares will be accreted to its liquidation value upon maturity. The Series B Shares rank equally with the Series C Shares as to the redemption payments and upon liquidation, and the Series B and Series C Shares rank senior to the Series A Shares and the common stock shares of Centaur as to the redemption payments and upon liquidation. The Series B Shares rank senior to the Series A Shares and the common shares with respect to dividend payments. The preferred shares issued by Centaur are recorded within minority interest in the accompanying combined balance sheet at December 31, 2000.

     Dividends on the preferred shares were $55 for the year ended December 31, 2000 and were included within minority interest income (expense) in the combined statements of operations.

9. COMPANY-OBLIGATED CONVERTIBLE QUARTERLY INCOME PREFERRED SECURITIES

     On June 16, 1999, AT&T Finance Trust I (the "AT&T Trust"), a wholly owned subsidiary of AT&T completed the private sale of 100 million shares of 5.0% cumulative quarterly income

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

preferred securities ("Quarterly Preferred Securities") to Microsoft. Proceeds from the issuance were invested by the AT&T Trust in junior subordinated debentures ("Debentures") issued by AT&T due 2029, which represent the sole asset of the AT&T Trust. The Quarterly Preferred Securities have been attributed to AT&T Broadband Group.

     The Quarterly Preferred Securities pay dividends at an annual rate of 5.0% of the liquidation preference of $50 per security, and are convertible at any time prior to maturity into 66.667 million shares of AT&T common stock. The Quarterly Preferred Securities are subject to mandatory redemption upon repayment of the Debentures at maturity or their earlier redemption. The conversion feature can be terminated, under certain conditions, after three years.

     The Debentures will make a quarterly payment in arrears of 62.5 cents per security on the last day of March, June, September and December of each year. AT&T has the right to defer such interest payments up to 20 consecutive quarters. As a consequence, quarterly dividend payments on the Quarterly Preferred Securities can be deferred by the AT&T Trust during any such interest-payment period. If AT&T defers any interest payments, AT&T may not, among other things, pay any dividends on AT&T common stock until all interest in arrears is paid to the AT&T Trust.

     Dividends on the Quarterly Preferred Securities were $250 and $135 for the year ended December 31, 2000 and the ten months ended December 31, 1999, respectively, and are reported within minority interest income (expense) in the accompanying combined statements of operations.

     On June 16, 1999, AT&T also issued to Microsoft 40 million warrants, each to purchase one share of AT&T common stock at a price of $75 per share at the end of three years. Alternatively, the warrants are exercisable on a cashless basis. If the warrants are not exercised on the three-year anniversary of the closing date, the warrants expire.

     A discount on the Quarterly Preferred Securities equal to the value of the warrants of $306 was recognized and is being amortized over the 30-year life of the Quarterly Preferred Securities as a component of minority interest income (expense) in the accompanying combined statements of operations.

10. FINANCIAL INSTRUMENTS

     In the normal course of business, AT&T Broadband Group uses various financial instruments, including derivative financial instruments, for purposes other than trading. AT&T Broadband Group does not use derivative financial instruments for speculative purposes. Financial instruments used by AT&T Broadband Group include guarantees of debt, letters of credit, option contracts and interest rate swap agreements. Option contracts are used to mitigate exposure to the fluctuations of stock prices of securities that collateralize certain debt instruments. Interest rate swap agreements are used to mitigate interest rate exposures. Collateral is generally not required for these types of instruments.

     By their nature, all such instruments involve risk, including the credit risk of nonperformance by counterparties. The maximum potential loss associated with such risk may exceed the amount recognized in the balance sheet. However, at December 31, 2000 and 1999, in management's opinion there was no significant risk of loss in the event of nonperformance of the counterparties to these financial instruments. AT&T Broadband Group controls its exposure to credit risk through credit approvals, credit limits and monitoring procedures. AT&T Broadband Group does not have any significant exposure to any individual customer or counterparty, or any major concentration of credit risk related to any financial instruments.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  OPTION CONTRACTS

     Prior to the MediaOne Merger two subsidiaries of MediaOne, MediaOne SPC IV and MediaOne SPC VI, entered into a series of purchased and written options (the "Vodafone Collars") on Vodafone ADRs contributed to them by MediaOne and issued floating rate debt. Such subsidiaries of MediaOne have been attributed to AT&T Broadband Group. The Vodafone Collars have been designated and are effective as a hedge of the market risk associated with the investment in Vodafone ADRs. The Vodafone Collars are therefore carried at fair value, with unrealized gains and losses, net of tax, being recorded within other comprehensive income as a component of combined attributed net assets, together with any change in the fair value of the Vodafone ADRs. The carrying value of the Vodafone Collars at December 31, 2000, was $453.

     At the expiration of the MediaOne SPC IV collar, AT&T Broadband Group will receive cash if the market value of a Vodafone ADR is less than approximately $34.00 per share, which effectively eliminates the downside risk if the stock price falls below $34.00 per share. Conversely, if the value of a Vodafone ADR is greater than approximately $49.00 per share, AT&T Broadband Group will be required to pay cash, which effectively offsets the corresponding increase in the value of a Vodafone ADR. This Vodafone Collar expires quarterly beginning in 2003 and ending in 2005.

     At the expiration of the MediaOne SPC VI collar, AT&T Broadband Group will receive cash if the market value of a Vodafone ADR is less than approximately $40.00 per share, which effectively eliminates the downside risk if the stock price falls below $40.00 per share. Conversely, if the market value of a Vodafone ADR is greater than approximately $58.00 per share, AT&T Broadband Group will be required to pay cash, which effectively offsets the corresponding increase in the value of a Vodafone ADR. This Vodafone Collar expires quarterly beginning in 2003 and ending in 2005.

     During 2000, AT&T also entered into a series of purchased and written options related to a portion of AT&T's holdings in Microsoft stock (the "Microsoft Collar"), which is indexed to floating rate debt. AT&T's holdings in Microsoft stock and the Microsoft Collar have been attributed to AT&T Broadband Group. The Microsoft Collar has been designated and is effective as a hedge of the market risk associated with AT&T's investment in Microsoft stock. The Microsoft Collar is carried at fair value, with unrealized gains or losses, net of tax, being recorded within other comprehensive income as a component of combined attributed net assets, together with any change in the fair value of the securities. The carrying value of the Microsoft Collar was $419 at December 31, 2000.

     At the expiration of the Microsoft Collar, if the price of a Microsoft share is equal to or less than the put price of $62.48, AT&T would exercise the put option and deliver all underlying shares of Microsoft common stock and receive cash equal in value to (i) the put price, multiplied by (ii) the underlying share amount. Alternatively, at AT&T's option, AT&T can elect not to deliver the underlying shares and instead settle the put option by receiving cash equal in value to the (i) difference between the put price minus the fair value of one Microsoft share, multiplied by (ii) the underlying share amount. If the price of a Microsoft share is greater than the call price, which ranges from $86.26 to $118.36, then the call option would be exercised and AT&T would deliver all underlying shares and receive cash equal in value to (i) the call price, multiplied by (ii) the underlying share amount. At AT&T's option, AT&T can elect not to deliver the underlying shares and instead settle the call option by delivering cash equal in value to the (i) difference between the call price minus the fair value of one Microsoft share, multiplied by (ii) the underlying share amount. Any such amount received from the exercise or settlement of either put or call option

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

will be used to retire the floating rate debt. AT&T Broadband Group would retain cash in excess of the call price from a call option exercise. If the price of a Microsoft share is between the put price and the call price, the collar will expire without value.

  INTEREST RATE SWAP AGREEMENTS

     Interest rate swaps are entered into to manage exposure to changes in interest rates and to lower overall costs of financing. AT&T enters into swap agreements to manage the fixed/floating mix of the debt portfolio in order to reduce aggregate risk to interest rate movements. Interest rate swaps also allow funds to be raised at floating rates and effectively swap them into fixed rates that are lower than those available if fixed-rate borrowings were made directly. These agreements involve the exchange of fixed-rate for floating-rate payments or floating-rate for other floating-rate payments without the exchange of the underlying principal amount. Floating-rate payments are based on rates tied to the LIBOR.

     The following table indicates the types of swaps in use at December 31, 2000 and 1999, which have been attributed to AT&T Broadband Group, and their weighted-average interest rates. Average variable rates are those in effect at the reporting date and may change significantly over the lives of the contracts.

                                                              2000      1999
                                                              -----    ------
Fixed to variable swaps -- notional amount..................  $ 500    $1,550
  Average receive rate......................................   9.68%     7.18%
  Average pay rate..........................................   8.92%     6.77%
Variable to variable swaps -- notional amount...............  $  --    $  495
  Average receive rate......................................     --      6.63%
  Average pay rate..........................................     --      6.53%

     The weighted-average remaining terms of the swap contracts were 30 years at December 31, 2000.

     The notional amounts represent agreed-upon amounts on which calculations of dollars to be exchanged are based. They do not represent amounts exchanged by the parties and, therefore, are not a measure of AT&T Broadband Group's exposure. Exposure is limited to the fair value of the contracts with a positive fair value plus interest receivable, if any, at the reporting date.

  GUARANTEES OF DEBT

     From time to time, AT&T Broadband, LLC and MediaOne may guarantee the debt of their subsidiaries and certain unconsolidated joint ventures. AT&T Broadband, LLC has taken certain steps to support debt compliance with respect to obligations aggregating $1,461 and $1,720 at December 31, 2000 and 1999, respectively, of certain cable television partnerships in which AT&T Broadband, LLC has a non-controlling ownership interest and which have been attributed to AT&T Broadband Group. All guarantees of AT&T Broadband Group, through ATTBLLC, totaled $1,486 and $1,760 at December 31, 2000 and 1999, respectively. Although there can be no assurance, management believes that it will not be required to meet its obligations under such guarantees.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  LETTERS OF CREDIT

     Letters of credit are purchased guarantees that ensure performance or payment to third parties in accordance with specified terms and conditions. Letters of credit do not create additional risk to AT&T Broadband Group. Outstanding letters of credit at December 31, 2000 were $263.

  EQUITY HEDGES

     Equity hedges are used to manage exposure to changes in equity prices associated with stock appreciation rights of affiliated companies.

  FAIR VALUES OF FINANCIAL INSTRUMENTS INCLUDING DERIVATIVE FINANCIAL
INSTRUMENTS

     The following tables show the valuation methods, the carrying amounts and estimated fair values of material financial instruments.

         FINANCIAL INSTRUMENT                       VALUATION METHOD
         --------------------                       ----------------
Debt excluding capital leases            Market quotes or rates available for
                                           debt with similar terms and
                                           maturities
Guarantees of debt                       There are no quoted market prices for
                                           similar agreements available
Letters of Credit                        Fees paid to obtain obligations
Option contracts                         Market quotes obtained from dealers
Interest rate swap agreements            Market quotes obtained from dealers
Equity hedges                            Market quotes
Preferred securities                     Market quotes*

-------------------------

* It is not practicable to estimate the fair value of the $4,700 Quarterly Preferred Securities that aggregated $4,710 and $4,700 at December 31, 2000 and 1999, respectively. There are no current market quotes on this private placement.

                                                         2000                   1999
                                                  -------------------    ------------------
                                                  CARRYING     FAIR      CARRYING     FAIR
                                                   AMOUNT      VALUE      AMOUNT     VALUE
                                                  --------    -------    --------    ------
Debt excluding capital leases...................  $22,182     $20,275    $10,314     $9,676
Pacific preferred stock.........................  $ 2,121     $   595    $ 2,121     $1,929

                                              2000                              1999
                                 -------------------------------   -------------------------------
                                    CARRYING           FAIR           CARRYING           FAIR
                                     AMOUNT           VALUE            AMOUNT           VALUE
                                 --------------   --------------   --------------   --------------
                                 ASSET    LIAB.   ASSET    LIAB.   ASSET    LIAB.   ASSET    LIAB.
                                 ------   -----   ------   -----   ------   -----   ------   -----
Interest rate swap
  agreements...................  $  --       --      --       --      22       23       2       19
Equity hedges..................  $  --       87      --       87     281       --     281       --
                                 =====    =====   =====    =====   =====    =====   =====    =====

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

11. PENSION, POSTRETIREMENT AND OTHER EMPLOYEE BENEFIT PLANS

     As a result of the MediaOne Merger, AT&T sponsors a pension plan covering substantially all of the former MediaOne employees. Pension benefits are principally based on pay and service. In addition, AT&T sponsors retiree benefit plans for certain former MediaOne employees. These plans have been included in AT&T Broadband Group.

     The following table shows the components of the net periodic benefit costs included in the combined statements of income for the year ended December 31, 2000:

                                                           PENSION     POSTRETIREMENT
                                                           BENEFITS       BENEFITS
                                                           --------    --------------
Service cost-benefits earned during the period...........    $  9           $  1
Interest cost on benefit obligations.....................       8              1
Credit for expected return on plan assets................      (9)            --
                                                             ----           ----
Net periodic benefit cost................................    $  8           $  2
                                                             ====           ====

     The following tables provide a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the year ending December 31, 2000, and a statement of the funded status at December 31, 2000:

                                                           PENSION     POSTRETIREMENT
                                                           BENEFITS       BENEFITS
                                                           --------    --------------
CHANGE IN BENEFIT OBLIGATIONS:
Benefit obligation, beginning of year....................    $ --           $ --
Acquisition of MediaOne..................................     204             38
Service cost.............................................       9              1
Interest cost............................................       8              1
Plan amendments..........................................      (5)            --
Actuarial losses (gains).................................      17             (5)
Benefit payments.........................................     (68)            --
                                                             ----           ----
Benefit obligations, end of year.........................    $165           $ 35
                                                             ====           ====
CHANGE IN FAIR VALUE OF PLAN ASSETS:
Fair value of plan assets, beginning of year.............    $ --           $ --
Acquisition of MediaOne..................................     205              5
Actual return on plan assets.............................     (12)            --
Employer contributions...................................      23             --
Benefit payments.........................................     (68)            --
                                                             ----           ----
Fair value of plan assets, end of year...................    $148           $  5
                                                             ====           ====
Unfunded benefit obligation..............................    $(17)          $(30)
Unrecognized net loss (gain).............................      38             (5)
Unrecognized prior service cost..........................      (5)            --
                                                             ----           ----
Net amount recorded......................................    $ 16           $(35)
                                                             ====           ====

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides the amounts recorded in AT&T Broadband Group's combined balance sheet at December 31, 2000:

                                                           PENSION     POSTRETIREMENT
                                                           BENEFITS       BENEFITS
                                                           --------    --------------
Prepaid pension cost.....................................    $ 36           $ --
Benefit related liabilities..............................     (21)           (35)
Accumulated other comprehensive income...................       1             --
                                                             ----           ----
Net amount recorded......................................    $ 16           $(35)
                                                             ====           ====

     The nonqualified pension plan had an unfunded accumulated benefit obligation of $21 at December 31, 2000.

     The weighted-average assumptions used in the measurement of the pension and postretirement benefit obligations at December 31, 2000 are:

Discount rate...............................................  7.5%
Expected return on plan assets..............................  9.5%
Rate of compensation increase...............................  4.0%

     A rate of increase in the per capita cost of covered healthcare benefits (the healthcare cost trend rate) of 7% was assumed. This rate was assumed to gradually decline after 2000 to 5% by the year 2011 and then remain level. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one percentage point increase or decrease in the assumed healthcare cost trend rate would increase or decrease the healthcare component of the accumulated postretirement benefit obligation by $4 and $3, respectively. The impact on the service and interest-cost components of net periodic postretirement healthcare benefit cost would not have been material.

     AT&T also sponsors savings plans for the majority of its employees. The plans allow employees to contribute a portion of their pre-tax and/or after-tax income in accordance with specified guidelines. Employee contributions are matched up to certain limits. AT&T Broadband Group contributions amounted to $70 and $38 for the year ended December 31, 2000 and the ten months ended December 31, 1999.

12. STOCK-BASED COMPENSATION PLANS

     Under AT&T's 1997 Long-term Incentive Program (the "Program"), AT&T grants stock options, performance shares, restricted stock and other awards on AT&T common stock. The exercise price of any stock option is equal to the stock price when the option is granted. Generally, the options vest over three or four years and are exercisable up to 10 years from the date of grant.

     Under the Program, performance share units are awarded to key employees in the form of either common stock or cash at the end of a three-year period, based on AT&T's total shareholder return and/or certain financial-performance targets.

     Under the AT&T 1996 Employee Stock Purchase Plan (the "Plan"), which was effective July 1, 1996, AT&T is authorized to sell up to 75 million shares of AT&T common stock to its eligible employees. Under the terms of the Plan, employees may have up to 10% of their earnings withheld to purchase AT&T's common stock. The purchase price of the stock on the date of exercise is 85% of

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

the average high and low sale prices of shares on the New York Stock Exchange for that day. Under the Plan, AT&T sold approximately 506 thousand and 102 thousand shares to AT&T Broadband Group employees in 2000 and 1999, respectively.

     AT&T Broadband Group applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans. Accordingly, no compensation expense has been recognized for stock-based compensation plans other than for performance-based and restricted stock awards and stock appreciation rights ("SARs"). Stock based compensation income (expense) for AT&T Broadband Group was $268 and $(366) for the year ended December 31, 2000 and the ten months ended December 31, 1999, respectively. These amounts included income (expense) of $269 and $(382) for the year ended December 31, 2000 and the ten months ended December 31, 1999, respectively, related to grants of SARs of affiliated companies held by certain employees subsequent to the TCI Merger. AT&T entered into an equity hedge in 1999 to offset potential future compensation costs associated with such SARs. (Expense) income related to this hedge was $(297) and $247 for the year ended December 31, 2000 and the ten months ended December 31, 1999, respectively.

     AT&T Broadband Group has adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." If AT&T Broadband Group had elected to recognize compensation costs based on the fair value at the date of grant for AT&T awards granted to AT&T Broadband Group employees in 2000 and 1999, consistent with the provisions of SFAS No. 123, AT&T Broadband Group's net loss would have been adjusted to reflect additional compensation expense resulting in the following pro forma amounts:

                                                           YEAR         TEN MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,    DECEMBER 31,
                                                           2000            1999
                                                       ------------    ------------
Net loss.............................................    $(5,390)        $(2,203)

     AT&T granted approximately 13.4 million and 1.0 million stock options to AT&T Broadband Group employees during 2000 and 1999, respectively. At the date of grant, the weighted average exercise price for AT&T options granted to AT&T Broadband Group employees during 2000 and 1999 were $34.17 and $56.56, respectively. The weighted-average fair values at date of grant for AT&T options granted to AT&T Broadband Group employees during 2000 and 1999 were $10.28 and $17.45, respectively, and were estimated using the Black-Scholes option-pricing model. The following weighted-average assumptions were applied for 2000 and 1999, respectively: (i) expected dividend yields of 1.7% and 1.7% (ii) expected volatility rates of 33.9% and 28.6%, and (iii) risk-free interest rates of 6.24% and 5.26% and (iv) expected lives of 3.7 years and 5.7 years.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

13. INCOME TAXES

     AT&T Broadband Group is not a separate taxable entity for federal and state income tax purposes and its results of operations are included in the consolidated federal and state income tax returns of AT&T and its affiliates, as described in note 1.

     The components of the provision (benefit) for income taxes follow:

                                                           YEAR         TEN MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,    DECEMBER 31,
                                                           2000            1999
                                                       ------------    ------------
FEDERAL:

  Current............................................    $  (786)         $(469)
  Deferred...........................................       (215)            64
                                                         -------          -----
                                                          (1,001)          (405)
STATE AND LOCAL:
  Current............................................    $  (136)         $  22
  Deferred...........................................        (47)           (82)
                                                         -------          -----
                                                            (183)           (60)
                                                         -------          -----
FOREIGN:
  Current............................................    $     1          $  --
                                                         -------          -----
                                                               1             --
                                                         -------          -----
Benefit for income taxes.............................    $(1,183)         $(465)
                                                         -------          -----

     In addition, AT&T Broadband Group also recorded current and deferred income tax benefits related to minority interest and net equity losses on other equity investments in the amounts of $100 and $370 for the year ended December 31, 2000 and $54 and $438 for the ten months ended December 31, 1999, respectively.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table shows the principal reasons for the difference between the effective income tax rate and the United States federal statutory income tax rate:

                                                           YEAR         TEN MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,    DECEMBER 31,
                                                           2000            1999
                                                       ------------    ------------
U.S. federal statutory income tax rate...............         35%             35%
Federal income tax benefit at statutory rate.........     $3,507          $  642
Operating losses and charges relating to
  Excite@Home........................................     (2,758)             --
Investment dispositions, acquisitions and legal
  entity restructuring...............................        374              --
In-process research and development write-off........         --            (208)
State and local income taxes, net of federal income
  tax benefit........................................        119              39
Amortization of intangibles..........................        (81)            (12)
Other................................................         22               4
                                                          ------          ------
Benefit for income taxes.............................     $1,183          $  465
Effective income tax rate............................       11.8%           25.3%

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax liabilities are taxes AT&T Broadband Group expects to pay in future periods. Similarly, deferred income tax assets are recorded for expected reductions in taxes payable in future periods. Deferred income taxes arise because of differences in the book and tax basis of certain assets and liabilities. Deferred income tax liabilities and assets consist of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                              (AMOUNTS IN MILLIONS)
LONG-TERM DEFERRED INCOME TAX LIABILITIES
Property, plant and equipment.............................     $ 1,319      $   896
Investments...............................................       9,148        6,161
Franchises................................................      18,571       11,998
Other.....................................................       2,087          147
                                                               -------      -------
Total long-term deferred income tax liabilities...........      31,125       19,202
LONG-TERM DEFERRED INCOME TAX ASSETS
Business restructuring....................................           3
Net operating loss/credit carryforwards...................         509          465
Employee pensions and other benefits, net.................         520
Reserves and allowances...................................          65           10
Valuation allowances......................................        (726)        (124)
Other.....................................................       2,204          709
                                                               -------      -------
Total long-term deferred income tax assets................     $ 2,575      $ 1,060
                                                               -------      -------
Net long-term deferred income tax liabilities.............     $28,550      $18,142
                                                               -------      -------
Current deferred income tax liabilities:
  Investments.............................................         670           --
  Other...................................................           6           12
                                                               -------      -------
Total current deferred income tax liabilities.............         676           12
                                                               -------      -------
CURRENT DEFERRED INCOME TAX ASSETS
Employee pensions and other benefits......................          22          235
Reserves and allowances...................................          10           10
Valuation allowances......................................         (39)          --
Other.....................................................         197           28
                                                               -------      -------
Total current deferred income tax assets..................         190          273
                                                               -------      -------
Net current deferred income tax (liabilities) assets......        (486)         261
                                                               -------      -------
Total deferred income tax liabilities.....................     $29,036      $17,881
                                                               =======      =======

     The valuation allowance for deferred tax assets as of December 31, 2000 and 1999 was $765 and $124, respectively. The realization of AT&T Broadband Group's deferred tax assets is not dependent upon the consolidated tax group of AT&T. On a stand alone basis, AT&T Broadband Group has

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

sufficient reversing taxable temporary differences to warrant recognition of its deferred tax assets without the need for any additional valuation allowance.

     At December 31, 2000, AT&T Broadband Group, excluding Excite@Home, had federal net operating loss carryforwards of $64, expiring through 2013. AT&T Broadband Group also has federal tax credit carryforwards of $82, expiring through 2004. In connection with the TCI Merger, certain federal and state net operating loss carryforwards were subject to a valuation allowance of $59. If, in the future, the realization of these acquired deferred tax assets becomes more likely than not, any reduction of the associated valuation allowance will be allocated to reduce franchise costs and other purchased intangibles.

     At December 31, 2000, Excite@Home had net operating loss carryforwards (tax effected) for federal and state income tax purposes of $281 expiring through 2020 and $9 expiring through 2010, respectively. Utilization of Excite@Home's net operating loss carryforwards may be subject to a minor annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of a portion of Excite@Home's net operating loss and tax credit carryforwards before utilization. The realization of Excite@Home's net deferred tax asset is dependent upon Excite@Home's future earnings, if any, the timing and amount of which are uncertain. In addition, Excite@Home is a separate taxpayer and is not a member of the AT&T consolidated tax group. Accordingly, Excite@Home provided a valuation allowance in an amount equal to its net deferred tax assets of $702 as of December 31, 2000. Approximately $142 of Excite@Home's valuation allowance at December 31, 2000, is attributable to stock option deductions, the benefit of which will be credited to paid in capital when realized. Approximately $269 of Excite@Home's valuation allowance at December 31, 2000, is attributable to deferred tax assets that if realized will be allocated to first reduce goodwill, then other purchased intangibles, and then income tax expense.

14. COMMITMENTS AND CONTINGENCIES

     The Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act") imposed certain rate regulations on the cable television industry. Under the 1992 Cable Act, all cable systems are subject to rate regulation, unless they face "effective competition," as defined by the 1992 Cable Act and expanded in the Telecommunications Act of 1996 (the "1996 Act"), in their local franchise area.

     The entities attributed to the AT&T Broadband Group believe that they have complied in all material respects with the provisions of the 1992 Cable Act and the 1996 Act, including its rate setting provisions. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received.

     In the normal course of business AT&T Broadband Group is subject to proceedings, lawsuits and other claims, including proceedings under laws and regulations related to environmental and other matters. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Consequently, AT&T Broadband Group is unable to ascertain the ultimate aggregate amount of monetary liability or financial impact with respect to these matters at December 31, 2000. These matters could affect the operating results of any one quarter when resolved in future periods. However, management believes after final disposition, any monetary liability or financial impact to AT&T Broadband Group beyond that provided for at year-end would not be material to AT&T Broadband Group's annual combined financial statements.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     AT&T Broadband Group leases land, buildings and equipment through contracts that expire in various years through 2029. Rental expense under operating leases was $122 for the year ended December 31, 2000, and $68 for the ten months ended December 31, 1999. The following table shows the future minimum lease payments due under noncancelable operating and capital leases at December 31, 2000:

                                                              OPERATING    CAPITAL
                                                               LEASES      LEASES
                                                              ---------    -------
2001........................................................   $  133       $ 140
2002........................................................      130         129
2003........................................................      123          80
2004........................................................      116          59
2005........................................................      117          55
Later years.................................................      462          86
                                                               ------       -----
Total minimum lease payments................................   $1,081         549
                                                               ======
Less amount representing interest...........................                 (141)
                                                                            -----
Present value of net minimum lease payments.................                $ 408
                                                                            =====

     At December 31, 2000, an entity attributed to AT&T Broadband Group has an agreement with Motorola, Inc. to purchase a minimum of 1.25 million digital set-top devices at an average price of $248 per unit in 2001.

     AT&T Broadband Group is party to an agreement under which it purchases certain billing services from an unaffiliated third party. Unless terminated by either party pursuant to terms of the agreement, the agreement expires on December 31, 2012. The agreement calls for monthly payments. Such payments are subject to adjustments and conditions pursuant to the terms of the underlying agreements.

15. RELATED PARTY TRANSACTIONS

     As discussed in Note 1, AT&T provides necessary working capital requirements through intercompany debt and capital contributions to AT&T Broadband Group. These amounts are reflected in the accompanying combined balance sheets as short-term debt due to AT&T or a component of combined attributed net assets. Short-term debt due to AT&T and interest was assumed based upon the methodology outlined in Note 1. Intercompany debt was $5,830 and $4,297 at December 31, 2000 and 1999, respectively. Intercompany interest expense was $323 and $91 for the year ended December 31, 2000 and for the ten months ended December 31, 1999, respectively.

     Pursuant to an agreement with a subsidiary of LMG, entities attributed to AT&T Broadband Group purchase programming and other services from such LMG subsidiary. Amounts included in costs of services for programming purchased from such LMG subsidiary were $239 and $184 for the year ended December 31, 2000 and for the ten months ended December 31, 1999, respectively. Pursuant to such agreement, certain entities attributed to AT&T Broadband Group are required to make minimum payments for such programming and other services through 2022. The commitments increase annually from $288 in 2001 to $315 in 2003, and will thereafter increase annually through 2022 with inflation. In the event that programming costs of such LMG subsidiary increase by more

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

than ten percent of an amount specified in the contract, AT&T Broadband Group's commitment will be increased by 66 percent of the increase above the amount specified in the contract. Other factors such as acquisitions and divestitures also affect the commitment amounts.

     AT&T Consumer Services Group provides AT&T Broadband Group with sales support and customer care services at cost based prices. For the year ended December 31, 2000 and the ten months ended December 31, 1999, such amounts totaled $89 and $121, respectively, and are included in selling, general and administrative expenses in the accompanying combined statements of operations.

     In addition, AT&T Consumer Services Group and AT&T Business Services Group provide AT&T Broadband Group with wireline communication and other services. For the year ended December 31, 2000 and the ten months ended December 31, 1999, charges for such services totaled $104 and $31, respectively, and are included in costs of services in the accompanying combined statements of operations.

     Included in current liabilities at December 31, 2000 and 1999, was $98 and $213, respectively, related to amounts due AT&T Consumer Services Group and AT&T Business Services Group for the above described services.

     AT&T allocates general corporate overhead expenses, including finance, legal, marketing, use of the AT&T brand, planning and strategy and human resources to AT&T Broadband Group, as well as costs for AT&T employees who directly support the activities of the AT&T Broadband Group. Charges for such services amounted to $159 and $120 for the year ended December 31, 2000 and for the ten months ended December 31, 1999, respectively. These amounts are included in selling, general and administrative expenses in the accompanying combined statements of operations and were determined based on the methodology described in note 1.

     On October 2, 2000, AT&T Broadband Group, through MediaOne, completed the sale of several equity interests in international ventures acquired as a result of the MediaOne Merger to the AT&T Wireless Group. Such interests were sold for approximately $1 billion, which was based upon a third party valuation. AT&T Broadband Group received 120,335,081 of AT&T common shares for sale of such equity interests. The AT&T common stock received in such transaction has been included in combined attributed net assets. In connection with such sale, $196 of related deferred tax liabilities were transferred to AT&T Wireless Group. No gain or loss was recognized on the sale of such equity interests.

16. NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date of this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, though earlier adoption is encouraged and retroactive application is prohibited. For AT&T Broadband Group, this means the standard must be adopted no later than January 1, 2001. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" as an amendment to SFAS No. 133. This statement provides

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

clarification with regard to certain implementation issues under SFAS No. 133 on specific types of hedges.

     On January 1, 2001, AT&T Broadband Group adopted SFAS No. 133. AT&T Broadband Group recorded a cumulative effect of an accounting change, net of applicable taxes, of approximately $1,209 of income, primarily attributable to fair value adjustments of debt instruments, including those acquired in conjunction with the MediaOne Merger, as well as to the warrant portfolio. In addition, in connection with the adoption of SFAS No. 133, AT&T Broadband Group reclassified certain investment securities, which support debt that is indexed to such securities, from "available-for-sale" to "trading". This reclassification resulted in the recognition of a charge of $1,724, net of applicable taxes, which was recorded as a reduction of other income. As available-for-sale securities, changes in fair value were previously included within other comprehensive income as a component of combined attributed net assets.

     The impact of the adoption of SFAS No. 133, as amended by SFAS No. 138, on AT&T Broadband Group's future results of operations is dependent upon the fair values of the derivatives and related financial instruments and could result in pronounced quarterly fluctuations in other income in future periods.

     In December 1999, the SEC issued SAB No. 101, "Revenue Recognition in Financial Statements." Registrants were required to apply the accounting and disclosures described in SAB No. 101 no later than the fourth quarter of 2000. AT&T Broadband Group is currently in compliance with the provisions of SAB No. 101.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a Replacement of FASB No. 125." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Under these standards, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. AT&T Broadband Group does not expect that the adoption of SFAS No. 140 will have a material impact on AT&T Broadband Group's results of operations, financial position or cash flows.

17. SUBSEQUENT EVENTS

     Effective January 1, 2001, entities attributed to AT&T Broadband Group sold to Insight Communications Company LP ("Insight"), for $392, several Illinois systems serving approximately 98,400 customers. Insight contributed the customers to Insight Midwest L.P. in which AT&T Broadband Group, through its attributed entities, has a 50% interest. The $62 gain is being deferred due to a keep well agreement with Insight Midwest, LP. Entities attributed to AT&T Broadband Group also contributed several Illinois systems serving approximately 247,500 customers to Insight Midwest, LP while Insight contributed systems serving approximately 177,000 customers. The $117 gain is being deferred due to a keep well agreement with Insight Midwest LP.

     On January 2, 2001, AT&T through ATTBLLC, completed the sale of Kearns-Tribune, LLC, to MediaNews Group for $200 in cash. The transaction resulted in a pretax gain of approximately $107.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 8, 2001, a subsidiary of AT&T and Cablevision Systems Corporation completed agreements for the transfer of cable-systems. AT&T received cable-systems serving 358,000 customers in Boston and Eastern Massachusetts. In exchange, Cablevision received cable-systems serving approximately 130,000 customers in northern New York suburbs, and 44 million shares of AT&T common stock valued at approximately $871, and approximately $204 in cash. Cablevision recorded a gain as a result of the transaction. Due to the ownership interest in Cablevision, AT&T Broadband Group recorded its portion of the gain, of $234 in "net losses from equity investments".

     On April 30, 2001, a subsidiary of AT&T received 63.9 million shares of AT&T stock valued at $1,423 held by Comcast in exchange for an entity owning cable systems serving approximately 590,000 customers in Delaware, New Mexico, Maryland, New Jersey, Pennsylvania and Tennessee.

     In February 2001, a subsidiary of AT&T and Charter signed a definitive agreement involving several strategic cable system transactions. In accordance with such agreement, Charter will receive cable systems which are attributed to AT&T Broadband Group serving approximately 574,000 customers in Missouri, Illinois, Alabama, Nevada and California. AT&T Broadband Group, through its attributed entities, will receive $1,790, subject to adjustments, composed of cable systems serving approximately 62,000 customers in Florida, up to $502 in Charter common stock, and the balance in cash. Pending certain closing conditions and regulatory approvals, the transactions are expected to close in the second and third quarters of 2001.

     In February 2001, a subsidiary of AT&T and MediaCom Communications Corporation ("MediaCom") signed a definitive agreement in which certain cable systems attributed to AT&T Broadband Group serving approximately 837,000 customers in Georgia, Iowa, Illinois and Missouri will be sold to MediaCom. AT&T Broadband Group will receive cash of approximately $2,215, subject to adjustments. Pending certain closing conditions and regulatory approvals, the transaction is expected to close in the second quarter of 2001.

     In April 2001, a subsidiary of AT&T and Adelphia Communications Corporation ("Adelphia") signed a definitive agreement in which certain cable systems attributed to AT&T Broadband Group serving approximately 128,000 customers in central Pennsylvania and Ohio will be sold to Adelphia. AT&T Broadband Group will receive cash of approximately $318, subject to adjustments. Pending certain closing conditions and regulatory approvals, the transaction is expected to close in the third quarter of 2001.

     In May 2001, AT&T, together with certain subsidiaries attributed to the AT&T Broadband Group, agreed to sell the 99.75% interest they own in the entity holding the Baltimore, Maryland cable television system, serving approximately 110,000 customers, to Comcast for approximately $516. Pending certain closing conditions and certain regulatory conditions, this transaction is expected to close at the end of the second quarter or beginning of the third quarter of 2001.

     On January 11, 2001, Cox and Comcast exercised their rights to sell a combined total of approximately 60 million shares of Excite@Home Series A common stock to AT&T as part of the March 2000 agreement to reorganize Excite@Home's governance. If this transaction were completed as originally contemplated, AT&T Broadband Group would hold, on a fully diluted basis, approximately 38% of the economic interest in Excite@Home and approximately 79% of the voting interest. However, AT&T currently is in discussions to renegotiate the structure or terms of the exercise of these sale rights, which negotiations may change the number of shares or the percentage interests in Excite@Home that AT&T Broadband Group will hold and may result in Comcast and/or Cox retaining all of their Excite@Home shares.

                              AT&T BROADBAND GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     In the first quarter of 2001, AT&T Broadband Group recorded a charge of $56 for restructuring and exit costs as part of an initiative to reduce costs. The restructuring and exit plans primarily focus on the maximization of synergies through head count reductions, including the consolidation of customer-care and call centers and the reduction in the construction efforts on cable plant upgrade and rebuild activity. Included in exit costs was $53 of cash termination benefits associated with the separation of approximately 2,100 employees as part of involuntary termination plans. Approximately 11 percent of the separations were management employees and 89 percent were non-management employees. The charge also included approximately $3 recognized on the disposition of facilities as a result of the headcount reductions.

     In the first quarter of 2001, AT&T signed a non-binding letter of agreement under which AT&T may provide Excite@Home with $75 to $85 in connection with the restructuring of the backbone fiber agreement between the companies and with a joint initiative to maintain and improve current network performance levels. In addition, AT&T Broadband Group recorded $752 of asset impairment and restructuring charges related to Excite@Home. The impairment charges relate to $600 in asset impairment charges taken by Excite@Home and a related goodwill impairment of $139 taken by AT&T Broadband Group associated with its acquisition goodwill of Excite@Home. The asset impairment and restructuring charge included $13 of restructuring charges for headcount reductions and consolidation of facilities.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                              FINANCIAL STATEMENTS

     AT&T Consumer Services Group is an integrated business of AT&T Corp. (AT&T) and is not a stand-alone entity. The combined financial statements included herein reflect the results of the proposed AT&T Consumer Services Group tracking stock. Separate financial statements are not required to be filed for tracking stocks. However, we have provided the financial statements as an exhibit to this document to provide additional disclosures to investors to allow them to assess the financial performance of AT&T Consumer Services Group. Presenting separate financial statements for AT&T Consumer Services Group does not indicate that we have changed title to any assets or responsibility for any liabilities, and does not purport to affect the rights of any of AT&T's creditors. Holders of AT&T Consumer Services Group tracking stock do not have claims against the assets of AT&T Consumer Services Group. Instead, AT&T Consumer Services Group shareholders own a separate class of AT&T common stock that is intended to reflect the financial performance and economic value of AT&T's consumer services' businesses.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareowners of AT&T Corp.:

In our opinion, the accompanying combined balance sheets and the related combined statements of income and changes in combined attributed net assets and of cash flows present fairly, in all material respects, the financial position of AT&T Consumer Services Group at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AT&T Consumer Services Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

AT&T Consumer Services Group is a fully integrated business unit of AT&T Corp.; consequently, as indicated in Note 1, these combined financial statements have been derived from the consolidated financial statements and accounting records of AT&T Corp. and reflect certain assumptions and allocations. Moreover, as indicated in Note 1, AT&T Consumer Services Group relies on AT&T Corp. for administrative, management and other services. The financial position, results of operations and cash flows of AT&T Consumer Services Group could differ from those that would have resulted had AT&T Consumer Services Group operated autonomously or as an entity independent of AT&T Corp. As more fully discussed in Note 1, the combined financial statements of AT&T Consumer Services Group should be read in conjunction with the audited consolidated financial statements of AT&T Corp.

PricewaterhouseCoopers LLP
New York, New York
May 9, 2001

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                         COMBINED STATEMENTS OF INCOME

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                    (IN MILLIONS)
Revenue...................................................  $18,894    $21,753    $22,763
Operating Expenses
Access and other connection...............................    5,204      6,223      7,453
Selling, general and administrative.......................    4,128      4,688      5,453
Costs of services and products (excluding depreciation of
  $137, $168 and $116 included below).....................    2,557      3,316      3,656
Depreciation and amortization.............................      167        184        116
Net restructuring and other charges.......................       97          7        (19)
Total operating expenses..................................   12,153     14,418     16,659
Operating income..........................................    6,741      7,335      6,104
Other income, net.........................................       81        208         86
Interest expense..........................................      164         41         27
Income before income taxes................................    6,658      7,502      6,163
Provision for income taxes................................    2,546      2,869      2,356
Net income................................................  $ 4,112    $ 4,633    $ 3,807

The notes are an integral part of the combined financial statements.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                            COMBINED BALANCE SHEETS

                                                              AT DECEMBER 31,
                                                              ----------------
                                                               2000      1999
                                                              ------    ------
                                                               (IN MILLIONS)
ASSETS
Cash and cash equivalents...................................  $   --    $    6
Receivables, less allowances of $410 and $414...............   2,681     3,115
Deferred income taxes.......................................     314       372
Other current assets........................................      68        81
     Total current assets...................................   3,063     3,574
Property, plant and equipment, net of accumulated
  depreciation of $468 and $485.............................     170       132
Other assets................................................     310       366
     Total assets...........................................  $3,543    $4,072
LIABILITIES
Accounts payable............................................  $1,133    $  884
Payroll and benefit-related liabilities.....................     149       246
Debt maturing within one year...............................      13        36
Other current liabilities...................................     475       600
     Total current liabilities..............................   1,770     1,766
Long-term debt due to AT&T..................................   4,000       900
Long-term liabilities and deferred credits..................     285       295
Deferred income taxes.......................................      29        41
     Total liabilities......................................   6,084     3,002
Combined attributed net (liabilities) assets................  (2,541)    1,070
Total liabilities and combined attributed net assets........  $3,543    $4,072

The notes are an integral part of the combined financial statements.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                   COMBINED STATEMENTS OF CHANGES IN COMBINED
                             ATTRIBUTED NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                    (IN MILLIONS)
COMBINED ATTRIBUTED NET (LIABILITIES) ASSETS
  Balance at beginning of year............................  $ 1,070    $ 3,266    $   821
     Net income...........................................    4,112      4,633      3,807
     Dividends declared to AT&T...........................   (1,657)    (1,871)    (1,487)
     Contributions (to) from AT&T, net....................   (6,066)    (4,958)       125
  Balance at end of year..................................  $(2,541)   $ 1,070    $ 3,266

The notes are an integral part of the combined financial statements.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                    (IN MILLIONS)
OPERATING ACTIVITIES
Net income................................................  $ 4,112    $ 4,633    $ 3,807
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Gains on sales of businesses and investments............      (56)      (162)        --
  Net restructuring and other charges.....................       55          6        (19)
  Depreciation and amortization...........................      167        184        116
  Provision for uncollectibles............................      595        749        886
  Increase in accounts receivable.........................     (161)      (954)      (426)
  Increase (decrease) in accounts payable.................      249        (55)       (10)
  Net change in other operating assets and liabilities....     (174)       (51)      (213)
     Net cash provided by operating activities............    4,787      4,350      4,141
INVESTING ACTIVITIES
  Capital expenditures and other additions................     (148)      (300)       (98)
  Loan to AT&T............................................       --      1,580     (1,580)
  Net dispositions of businesses..........................       15        125         --
  Other investing activities, net.........................        1         (7)        37
     Net cash (used in) provided by investing
       activities.........................................     (132)     1,398     (1,641)
FINANCING ACTIVITIES
  Decrease in long-term debt due to AT&T..................       --         --     (1,122)
  Increase in long-term debt due to AT&T..................    3,100        900         --
  Dividends paid to AT&T..................................   (2,031)    (1,808)    (1,458)
  Contributions (to) from AT&T, net.......................   (5,707)    (4,829)        80
  Decrease in short-term borrowings, net..................      (23)        (5)        --
     Net cash used in financing activities................   (4,661)    (5,742)    (2,500)
Net increase (decrease) in cash and cash equivalents......       (6)         6         --
Cash and cash equivalents, beginning of year..............        6         --         --
Cash and cash equivalents, end of year....................       --          6         --

The notes are an integral part of the combined financial statements.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  (DOLLARS IN MILLIONS UNLESS OTHERWISE NOTED)

1. BACKGROUND AND BASIS OF PRESENTATION

  BACKGROUND

     On October 25, 2000 AT&T announced a restructuring plan designed to fully separate or issue separately tracked stocks intended to reflect the financial performance and economic value of each of AT&T's four major operating units. Under this plan AT&T will create a new class of stock to track the financial performance and economic value of AT&T Consumer Services Group. If the Consumer Services charter amendment proposal is approved, AT&T expects to fully distribute the tracking stock to AT&T shareholders later this year.

     AT&T Consumer Services Group will be combined with AT&T Business Services Group to form AT&T Communications Services, Inc. AT&T Communications Services, Inc. will be separated from AT&T as an asset based stock, however will be the owner of the AT&T Brand. AT&T Consumer Services Group is expected to be a tracking stock of AT&T Communications Services Inc.

  BASIS OF PRESENTATION

     AT&T Consumer Services Group provides to residential customers a variety of any-distance communications services including long distance, local toll (intrastate calls outside the immediate local area) and Internet access. In addition, AT&T Consumer Services Group provides calling card, operator-handled calling services, and in certain areas, local phone services.

     AT&T Consumer Services Group is an integrated business of AT&T and is not a separate legal entity. These combined financial statements reflect the results of operations, financial position, changes in combined attributed net assets and cash flows of AT&T Consumer Services Group as if it were a separate entity for all periods presented. The combined financial statements of AT&T Consumer Services Group were prepared in accordance with GAAP. The financial information included herein may not necessarily reflect the combined results of operations, financial position, changes in combined attributed net assets and cash flows of AT&T Consumer Services Group had it been a separate, stand-alone entity during the periods presented. These financial statements should be read in conjunction with AT&T's Form 10-K/A for the year ended December 31, 2000.

     The combined financial statements of AT&T Consumer Services Group reflect the assets, liabilities, revenue and expenses directly attributable to AT&T Consumer Services Group, as well as allocations deemed reasonable by management, to present the results of operations, financial position and cash flows of AT&T Consumer Services Group on a stand-alone basis. The allocation methodologies have been described within the notes to the combined financial statements where appropriate. All significant intercompany accounts and transactions within AT&T Consumer Services Group have been eliminated. Earnings per share disclosure has not been presented as AT&T Consumer Services Group is a business unit of AT&T and earnings per share data is not considered meaningful.

     The combined financial statements of AT&T Consumer Services Group primarily include the results of the following legal entities: AT&T Communications of the Southern States Inc., AT&T Communications of the Southwest, Inc., AT&T Communications companies in other jurisdictions and certain attributed assets of AT&T Corp.

     Debt has been allocated to AT&T Consumer Services Group based on our future view of AT&T's debt position after taking into account the significant deleveraging activities of AT&T Corp.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

This allocation took into account the following factors: prospective financing requirements, working capital and capital expenditure requirements and comparable company profiles. Increases in historical debt levels are based, in general, on historical cash flows generated by this entity in relation to total AT&T. Such cash outflows include acquisitions, dividend payments and capital expenditures, partially offset by cash flow from operations. For purposes of this allocation, certain "corporate" activities were deemed to be partially funded by this entity by contributing proceeds to the parent for these activities. These activities included the repurchase of common shares by AT&T and cash payments associated with the acquisitions of TCI merger and MediaOne acquisition. Since AT&T Consumer Services Group will be a tracking stock of AT&T Communications Services, Inc., the intercompany debt allocated to them will be payable to AT&T Communications Services, Inc. The interest expense on the allocated debt was calculated based on a rate intended to be equivalent to the rate AT&T Consumer Services Group would have received if it were a stand-alone entity. Due to the expected positive operating cash flow of AT&T Consumer Services Group, the level of debt of AT&T Consumer Services Group in the future is expected to be significantly lower than the level at December 31, 2000.

     As a result of the above methodology, AT&T Consumer Services Group advanced funds to AT&T. These advances are accounted for as short-term borrowings between the entities and bear interest at a market rate that is substantially equal to the rate at which AT&T would be able to borrow from third parties on a short-term basis.

     General corporate overhead related to AT&T's Corporate headquarters and common support divisions has been allocated to AT&T Consumer Services Group as it was not deemed practicable to specifically identify such common costs to AT&T Consumer Services Group. The allocation of corporate overhead is divided into an allocation of shared services (e.g., payroll and accounts payable) and other corporate overhead. Costs of shared services are allocated to AT&T Consumer Services Group based on transaction based prices. Other corporate overhead is allocated to AT&T Consumer Services Group based on the ratio of AT&T Consumer Services Group's external costs and expenses adjusted for any functions that AT&T Consumer Services Group performs on its own. The costs of these services charged to AT&T Consumer Services Group are not necessarily indicative of the costs that would have been incurred in AT&T Consumer Services Group had they performed these functions entirely as a stand alone entity, nor are they indicative of costs that will be charged or incurred in the future. However, management believes that such allocations are reasonable.

     AT&T performs cash management functions on behalf of AT&T Consumer Services Group. Substantially all of AT&T Consumer Service's Group's cash balances are swept to AT&T on a daily basis, where they are managed and invested by AT&T. Transfers of cash to and from AT&T are reflected as a component of combined attributed net assets, after giving effect to the allocation of debt described above.

     Changes in combined attributed net assets primarily represented net transfers to or from AT&T, after giving effect to the net income of AT&T Consumer Services Group during the period, and were assumed to be settled in cash.

     Consolidated income tax provision, related tax payments or refunds, and deferred tax balances of AT&T have been allocated to AT&T Consumer Services Group based principally on the taxable income and tax credits directly attributable to AT&T Consumer Services Group, essentially a stand alone presentation. These allocations reflect AT&T Consumer Services Group's contribution to AT&T's consolidated taxable income and the consolidated tax liability and tax credit position. AT&T

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

and its affiliates and AT&T Consumer Services Group have entered into a tax sharing agreement that provides for tax sharing payments based on the taxes or tax benefits of a hypothetical affiliated group consisting of AT&T Broadband Group, AT&T Communications Services, Inc., and AT&T Consumer Services Group. Based on this agreement, the consolidated tax liability before credits is allocated between the groups, based on each group's contribution to consolidated taxable income of the hypothetical group. Consolidated tax credits of the hypothetical group are allocated between groups based on each group's contribution to each tax credit.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  REVENUE RECOGNITION

     AT&T Consumer Services Group recognizes long distance and local services revenue based upon minutes of traffic processed or contracted fee schedules. AT&T Consumer Services Group recognizes revenue as services are rendered or as products are delivered to and are accepted by customers and when services are provided in accordance with contract terms. AT&T Consumer Services Group records revenue net of an estimate for unbillable accounts. During 2000, AT&T Consumer Services Group adopted Securities and Exchange Commission Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements." The adoption did not have a material impact on AT&T Consumer Services Group's results of operations or financial condition.

  ADVERTISING AND PROMOTIONAL COSTS

     AT&T Consumer Services Group expenses costs of advertising and promotions, including cash incentives used to acquire customers, as incurred. Advertising and promotional expenses were $930, $1,085 and $1,361 in 2000, 1999 and 1998, respectively. Of these amounts, $288, $320, and $622 were cash incentives to acquire customers in 2000, 1999 and 1998, respectively.

  CASH EQUIVALENTS

     AT&T Consumer Services Group considers all highly liquid investments with original maturities of generally three months or less to be cash equivalents.

  CASH FLOWS

     For purposes of the combined statements of cash flows, transactions between AT&T Consumer Services Group and AT&T, other than dividends, have been accounted for as having been settled in cash at the time the transaction was recorded by AT&T Consumer Services Group.

  PROPERTY, PLANT AND EQUIPMENT

     AT&T Consumer Services Group states property, plant and equipment at cost and determines depreciation based upon the assets' estimated useful lives using either the group or unit method. All of AT&T Consumer Services Group's property, plant and equipment consists of communications and network equipment. The useful lives of communications and network equipment range from three to 15 years. The group method is used for the majority of the communications and network equipment. All other property, plant and equipment, is depreciated on a straight-line basis. When AT&T Consumer Services Group sells or retires assets depreciated using the group method, the cost is deducted from property, plant and equipment and charged to accumulated depreciation, without recognition of a gain or loss. The unit method is primarily used for large computer systems and

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

support assets. When AT&T Consumer Services Group sells assets that were depreciated using the unit method, AT&T Consumer Services Group includes the related gains or losses in other income.

  GOODWILL

     Goodwill is the excess of the purchase price over the fair value of net assets acquired in business combinations accounted for as purchases. AT&T Consumer Services Group amortizes goodwill on a straight-line basis over 10 years.

  SOFTWARE CAPITALIZATION

     Certain direct software development costs are capitalized, including external direct costs of material and services, and payroll costs for employees devoting time to the software projects. These costs are included within other assets and are amortized over a period not to exceed five years beginning when the asset is substantially ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training costs, are expensed as incurred. AT&T Consumer Services Group capitalizes initial operating-system software costs and amortizes them over the life of the associated hardware. AT&T Consumer Services Group also capitalizes costs of purchased application software. These capitalized costs are included in property, plant and equipment and are amortized over a useful life not to exceed five years.

  INCOME TAXES

     AT&T Consumer Services Group is not a separate taxable entity for federal and state income tax purposes and its results of operations are included in the consolidated federal and state income tax returns of AT&T and its affiliates. AT&T Consumer Services Group's provision or benefit for income taxes is based upon its contribution to the overall income tax liability of AT&T and its affiliates as described in Note 1.

  VALUATION OF LONG-LIVED ASSETS

     Long-lived assets such as property, plant and equipment, goodwill, investments and software are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset. In addition, in accordance with Accounting Principles Board (APB) Opinion No. 17, "Intangible Assets," AT&T Consumer Services Group continues to evaluate the amortization periods to determine whether events or circumstances warrant revised amortization periods.

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the period reported. Actual results could differ from those estimates. Estimates are used when accounting for certain items such as long-term contracts, allowance for doubtful accounts, depreciation and amortization, employee benefit plans, taxes, restructuring reserves and contingencies.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATIONS

     As of December 31, 2000, AT&T Consumer Services Group does not have any significant concentration of business transacted with a particular customer, supplier or lender that could, if suddenly eliminated, severely impact AT&T Consumer Services Group's operations. AT&T Consumer Services Group also does not have a concentration of available sources of labor, services, or other rights that could, if suddenly eliminated, severely impact AT&T Consumer Services Group's operations. AT&T Consumer Services Group currently obtains a significant portion of its transport services exclusively from AT&T Business Services Group. If AT&T Consumer Services Group is unable to procure such transport services it could affect its ability to meet demand for its products which would have an adverse affect on the results.

3. SUPPLEMENTARY FINANCIAL INFORMATION

SUPPLEMENTARY INCOME STATEMENT INFORMATION

                                                              FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                              2000    1999    1998
                                                              ----    ----    ----
INCLUDED IN DEPRECIATION AND AMORTIZATION
  Amortization of purchased intangibles.....................  $21     $  9    $ --
  Amortization of goodwill..................................    9        7      --
INCLUDED IN SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
  Research and development expenses.........................  $59     $101    $174
OTHER INCOME, NET
  Interest income...........................................   14       45      84
  Gains on sales of businesses and investments..............   56      162      --
  Miscellaneous, net........................................   11        1       2
  Total other income, net...................................  $81     $208    $ 86

SUPPLEMENTARY BALANCE SHEET INFORMATION

                                                              AT DECEMBER 31,
                                                              ----------------
                                                              2000       1999
                                                              -----      -----
OTHER ASSETS:
  Software development costs, net...........................  $155       $192
  Goodwill, net.............................................    81         90
  Other.....................................................    74         84
                                                              ----       ----
                                                              $310       $366

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              AT DECEMBER 31,
                                                              ----------------
                                                              2000       1999
                                                              -----      -----
OTHER CURRENT LIABILITIES:
  Marketing Incentives......................................  $255       $322
  Deferred Revenue..........................................    98        124
  Other.....................................................   122        154
                                                              ----       ----
                                                              $475       $600

SUPPLEMENTARY CASH FLOW INFORMATION

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
Interest payments....................................  $  164    $   41    $   27
Income tax payments..................................  $2,546    $2,869    $2,356

4. ACQUISITIONS AND DISPOSITIONS

     In 1999, AT&T Consumer Services Group purchased certain assets of SmarTalk Teleservices, Inc., a leading seller of prepaid calling cards. The difference between the purchase price and the fair value of net assets acquired has been recorded as Goodwill in the accompanying financial statements. AT&T Consumer Services Group amortizes this asset over 10 years, and recorded amortization expense in the amount of $9 and $7 for the years ended December 31, 2000, and 1999, respectively.

     Also in 1999, AT&T Consumer Services Group sold its Language Line Services business for a gain of $153, which is reflected in the combined statements of income.

5. NET RESTRUCTURING AND OTHER CHARGES

     During 2000, AT&T Consumer Services Group recorded $97 of net restructuring and other charges, which included $18 of asset impairment charges and $79 for restructuring and exit costs.

     The charge for restructuring and exit plans was primarily due to headcount reductions, including the consolidation of customer care and call centers.

     Included in exit costs was $79 of cash termination benefits associated with the involuntary separation of about 1,300 employees. Approximately 65% of the individuals were management employees and 35% were non-management employees.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table displays the activity of the restructuring reserve account:

                                                               EMPLOYEE
                                                              SEPARATIONS
                                                              -----------
Balance at January 1, 1998..................................     $ 53
  Deductions................................................      (48)
Balance at December 31, 1998................................     $  5
  Additions.................................................        7
  Deductions................................................       (6)
Balance at December 31, 1999................................     $  6
  Additions.................................................       79
  Deductions................................................      (44)
Balance at December 31, 2000................................     $ 41

     Deductions reflect cash payments of $29, $6 and $44 for 1998, 1999, and 2000, respectively. These payments included cash termination benefits of $29, $0 and $42, for the years ended December 31, 1998, 1999 and 2000, respectively. Deductions for 1998 also include noncash utilization of $19, which reflects a reversal of excess reserves. Nearly 53% of the employees affected by the 1999 and 2000 restructuring charges have left their positions at December 31, 2000.

     In 2000, AT&T Consumer Services Group also recorded an asset impairment charge of $18 related to the write-down of unrecoverable assets in certain businesses where the carrying value was no longer supported by estimated future cash flows.

     During 1999, AT&T Consumer Services Group recorded $7 of net restructuring and other charges. This $7 charge for restructuring and exit costs was recorded in conjunction with AT&T's initiative to reduce costs. The restructuring and exit plans primarily focused on the maximization of synergies through headcount reductions, including the consolidation of customer-care and call centers.

     The exit costs represent cash termination benefits associated with the separation of approximately 164 employees as part of voluntary termination plans. All of the terminations were nonmanagement employees.

     During 1998, AT&T Consumer Services Group recorded a $19 benefit to net restructuring and other charges. This benefit represents the reversal of 1995 business restructuring reserves primarily resulting from the overlap of AT&T's 1998 voluntary retirement incentive program (VRIP) on certain 1995 projects.

6. RELATED PARTY TRANSACTIONS

     AT&T Consumer Services Group purchases network related services from AT&T at cost-based prices, which approximate market prices. For the years ended December 31, 2000, 1999 and 1998, these amounts totaled $846, $1,249 and $1,402, respectively, and are reflected within costs of services and products in the combined statements of income. There are no inter-entity payables for these services as amounts are deemed to be settled in cash.

     AT&T Consumer Services Group purchases sales and sales support, customer care, billing, and research and development services from AT&T Business Services Group at cost-based prices, which approximate market prices. For the years ended December 31, 2000, 1999, and 1998, these amounts

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

totaled $445, $704, and $1,014, respectively, and are reflected within selling, general and administrative (SG&A) expenses in the combined statements of income.

     AT&T has allocated general corporate overhead expenses related to AT&T's corporate headquarters and common support division to AT&T Consumer Services Group. For the years ended December 31, 2000, 1999, and 1998, these amounts totaled $244, $335, and $415, respectively, and are reflected within SG&A.

     AT&T Consumer Services Group purchases receivables from AT&T Wireless Services and provides customer care and billing services to AT&T Wireless Services at cost-based prices, which approximate market prices. For the years ended December 31, 2000, 1999 and 1998, these customer care and billing services totaled $88, $77 and $18, respectively, and are reflected as a reduction of SG&A expenses in the combined statements of income. Included within accounts payable at December 31, 2000 and 1999 was $79 and $77, respectively.

     AT&T Consumer Services Group provides AT&T Broadband with sales support and customer care services at cost-based prices, which approximate market prices. For the years ended December 31, 2000 and 1999, these amounts totaled $89 and $121, respectively, and are reflected as a reduction of SG&A expenses in the combined statements of income. The inter-entity receivables from AT&T Broadband Group were $130 and $120 at December 31, 2000 and 1999, respectively. AT&T Consumer Services Group provides billing and collections services on behalf of AT&T Broadband Group. Amounts due to AT&T Broadband Group were $48 at December 31, 2000.

     AT&T invests excess cash of AT&T Puerto Rico and AT&T Virgin Islands on their behalf. Notes receivable related to this cash, included within accounts receivable, were $262 and $171 at December 31, 2000, 1999, respectively.

7. PENSION, POSTRETIREMENT AND OTHER EMPLOYEE BENEFIT PLANS

     The majority of AT&T Consumer Services Group's employees participate in AT&T's noncontributory defined benefit pension plans and postretirement benefit plans. Pension benefits for management employees are principally based on career-average pay. Pension benefits for occupational employees are not directly related to pay. AT&T's benefit plans for current and certain future retirees include health care benefits, life insurance coverage and telephone concessions.

     For purposes of allocating a portion of AT&T's net pension and postretirement periodic benefit cost to AT&T Consumer Services Group's financial statements, certain estimates were made as of December 31, 2000, 1999 and 1998 of AT&T Consumer Services Group's share of AT&T's pension and postretirement assets and benefit obligations related to AT&T Consumer Services Group's active employees. Based on this methodology, AT&T Consumer Services Group's share of AT&T's net pension and postretirement periodic benefit (credit) cost was $(14) and $11 in 2000, $(11) and $17 in 1999 and $(4) and $10 in 1998, respectively.

     AT&T Consumer Services Group's employees are also eligible to participate in savings plans sponsored by AT&T. The plans allow employees to contribute a portion of their pretax and/or after-tax income in accordance with specified guidelines. AT&T matches a certain percentage of employee contributions, up to certain limits. AT&T Consumer Services Group's expense related to the AT&T savings plans was $21 in 2000, $26 in 1999 and $26 in 1998.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

8. STOCK-BASED COMPENSATION PLANS

     Under AT&T's 1997 Long-term Incentive Program (Program), AT&T grants stock options, performance shares, restricted stock and other awards on AT&T common stock.

     The exercise price of any stock option is equal to the stock price when the option is granted. Generally, the options vest over three or four years and are exercisable up to 10 years from the date of grant.

     Under the Program, performance share units are awarded to key employees in the form of either common stock or cash at the end of a three-year period, based on AT&T's total shareholder return and/or certain financial-performance targets.

     Under the AT&T 1996 Employee Stock Purchase Plan (Plan), which was effective July 1, 1996, AT&T is authorized to sell up to 75 million shares of AT&T common stock to its eligible employees. Under the terms of the Plan, employees may have up to 10% of their earnings withheld to purchase AT&T's common stock. The purchase price of the stock on the date of exercise is 85% of the average high and low sale prices of shares on the New York Stock Exchange for that day. Under the Plan, AT&T sold approximately 389 thousand, 311 thousand and 251 thousand shares to AT&T Consumer Services Group's employees in 2000, 1999 and 1998, respectively.

     AT&T and AT&T Consumer Services Group applied Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans. Accordingly, no compensation expense has been recognized for its stock-based compensation plans other than for performance-based and restricted stock awards and stock appreciation rights
(SARs). Compensation costs charged against AT&T Consumer Services Group's results of operations were $3, $4 and $2 in 2000, 1999 and 1998, respectively.

     AT&T and AT&T Consumer Services Group have adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." If AT&T Consumer Services Group had elected to recognize compensation costs based on the fair value at the date of grant for AT&T awards granted to AT&T Consumer Services Group's employees in 2000, 1999 and 1998, consistent with the provisions of SFAS No. 123, AT&T Consumer Services Group's net income would have been adjusted to reflect additional compensation expense resulting in the following pro forma amounts:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
Net income...........................................  $4,095    $4,621    $3,801

     The pro forma effect on net income for 1998 may not be representative of the pro forma effect on net income of future years because the SFAS No. 123 method of accounting for pro forma compensation expense has not been applied to options granted prior to January 1, 1995, as all such options were fully vested by the end of 1998.

     AT&T granted approximately 5.2 million, 2.5 million and 1.7 million, stock options to AT&T Consumer Services Group employees during 2000, 1999 and 1998, respectively. At the date of grant, the weighted average exercise price for AT&T options granted to AT&T Consumer Services Group's employees during 2000, 1999 and 1998 were $36.06, $55.96 and $41.72, respectively. The weighted-average fair values at date of grant for AT&T options granted to AT&T Consumer Services Group's

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

employees during 2000, 1999 and 1998 were $12.41, $15.53 and $9.88, respectively, and were estimated using the Black-Scholes option-pricing model. The following weighted-average assumptions were applied for 2000, 1999 and 1998, respectively: (i) expected dividend yields of 1.6%, 1.7% and 2.0% (ii) expected volatility rates of 33.6%, 28.5% and 24.5%, and (iii) risk-free interest rates of 6.29%, 5.15% and 5.14% and (iv) expected lives of 4.9 years, 4.6 years and
4.3 years.

9. INCOME TAXES

     AT&T Consumer Services Group is not a separate legal entity for federal and state income tax purposes and its results of operations are included in the consolidated federal and state income tax returns of AT&T and its affiliates. (See Note 1). AT&T Consumer Services Group's provision for income taxes has been prepared as if the entity prepares separate tax returns for federal and state tax purposes.

     The following table shows the principal reasons for the difference between the effective income tax rate and the U.S. federal statutory income tax rate:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
U.S. federal statutory income tax rate...............   35.00%    35.00%    35.00%
Federal income tax at statutory rate.................  $2,330    $2,626    $2,157
Foreign income taxes.................................      21        26        16
Taxes on repatriated and accumulated foreign income,
  net of tax credits.................................     (21)      (26)      (16)
State and local income taxes, net of federal income
  tax effect.........................................     216       244       200
Research and other credits...........................      (1)       (2)       (3)
Other differences, net...............................       1         1         2
Provision for income taxes...........................  $2,546    $2,869    $2,356
Effective income tax rate............................    38.2%     38.2%     38.2%

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The U.S. and foreign components of income from continuing operations before income taxes and the provision for income taxes are presented in this table:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
INCOME BEFORE INCOME TAXES
  United States......................................  $6,656    $7,497    $6,171
  Foreign............................................       2         5        (8)
  Total..............................................  $6,658    $7,502    $6,163
PROVISION FOR INCOME TAXES
CURRENT
  Federal............................................  $2,150    $2,402    $2,028
  State and local....................................     327       366       308
  Foreign............................................      21        26        16
DEFERRED
  Federal............................................  $   42    $   65    $    4
  State and local....................................       6        10        --
Provision for income taxes...........................  $2,546    $2,869    $2,356

     Deferred income tax liabilities are taxes AT&T Consumer Services Group expects to pay in future periods. Similarly, deferred income tax assets are recorded for expected reductions in taxes payable in future periods. Deferred income taxes arise because of differences in the book and tax basis of certain assets and liabilities.

     Deferred income tax liabilities and assets consist of the following:

                                                              AT DECEMBER 31,
                                                              ----------------
                                                              2000        1999
                                                              ----        ----
LONG-TERM DEFERRED INCOME TAX LIABILITIES
  Property, plant and equipment.............................  $ 18        $ 11
  Intangibles...............................................    60          81
  Other.....................................................     1           2
  Total long-term deferred income tax liabilities...........  $ 79        $ 94
LONG-TERM DEFERRED INCOME TAX ASSETS
  Employee Benefits.........................................  $ 41        $ 46
  Reserves and allowances...................................     5           7
  Other.....................................................     4          --
  Total long-term deferred income tax assets................  $ 50        $ 53
Net long-term deferred income tax liabilities...............    29          41

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              AT DECEMBER 31,
                                                              ----------------
                                                              2000        1999
                                                              ----        ----
CURRENT DEFERRED INCOME TAX LIABILITIES
Total current deferred income tax liabilities...............  $  9        $  9
CURRENT DEFERRED INCOME TAX ASSETS
  Business restructuring....................................  $ 17        $ 21
  Employee benefits.........................................    23          39
  Reserve and allowances....................................   255         300
  Advanced Payments.........................................    27          20
  Other.....................................................     1           1
Total current deferred income tax assets....................  $323        $381
Net current deferred income tax assets......................  $314        $372

10. COMMITMENTS AND CONTINGENCIES

     In the normal course of business AT&T Consumer Services Group is subject to proceedings, lawsuits and other claims, including proceedings under laws and regulations related to environmental and other matters. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Consequently, AT&T Consumer Services Group is unable to ascertain the ultimate aggregate amount of monetary liability or financial impact with respect to these matters at December 31, 2000. These matters could affect the operating results of any one quarter when resolved in future periods. However, AT&T Consumer Services Group believes that after final disposition, any monetary liability or financial impact to us beyond that provided for at year-end would not be material to AT&T Consumer Services Group's annual combined financial statements.

     AT&T Consumer Services Group leases equipment through contracts that expire in various years through 2004. Rental expense under operating leases was $15, $19 and $11 for the years ended December 31 2000, 1999 and 1998, respectively.

11. NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair value of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date of this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, though earlier adoption is encouraged and retroactive application is prohibited. For AT&T Consumer Services Group this means that the standard must be adopted no later than January 1, 2001.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" as an amendment to SFAS No. 133. This statement provides clarification with regard to certain implementation issues under SFAS No. 133 on specific types of hedges.

                          AT&T CONSUMER SERVICES GROUP
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 1, 2001, AT&T Consumer Services Group adopted SFAS No. 133. This adoption did not have a material impact on AT&T Consumer Services Group's combined financial statements.

     The impact of the adoption of SFAS No. 133, as amended by SFAS No. 138, on AT&T Consumer Services Group's future results of operations is dependent upon the fair values of AT&T Consumer Services Group's derivatives and related financial instruments and could result in pronounced quarterly fluctuations in other income in future periods.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- A Replacement of FASB No. 125." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Under these standards, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. AT&T Consumer Services Group does not expect that the adoption of SFAS No. 140 will have a material impact on AT&T Consumer Services Group's results of operations, financial position or cash flows.

12. SUBSEQUENT EVENTS

     On April 26, 2001, AT&T initiated a 364-day accounts receivable securitization program providing for up to $500 of funding. Under the program, a small percentage of accounts receivable related to AT&T Consumer Services Group will be sold on a discounted, revolving basis, to a special purpose, wholly-owned subsidiary, which assigns interests in such receivables to unrelated third-party financing entities.

     On March 23, 2001, AT&T Inc. signed an agreement to acquire substantially all of the assets of NorthPoint Communications Group, Inc. valued at approximately $135. The acquisition includes all of NorthPoint's co-locations nationwide, certain network equipment, systems and support software and related assets, including two leased buildings. The purchase of NorthPoint Communications Group, Inc. is expected to be attributed to AT&T Communications Services, Inc.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareowners of AT&T Corp.:

In our opinion, the accompanying combined balance sheets and the related combined statements of income, of changes in combined attributed net assets and of cash flows present fairly, in all material respects, the financial position of AT&T Communications Services, Inc. at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of AT&T Communications Services, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

AT&T Communications Services, Inc. is a fully integrated business unit of AT&T Corp.; consequently as indicated in Note 1, these combined financial statements have been derived from the consolidated financial statements and accounting records of AT&T Corp. and reflect certain assumptions and allocations. Moreover, as indicated in Note 1, AT&T Communications Services, Inc. relies on AT&T Corp. for administrative, management and other services. The financial position, results of operations and cash flows of AT&T Communications Services, Inc. could differ from those that would have resulted had AT&T Communications Services, Inc. operated autonomously or as an entity independent of AT&T Corp. As more fully discussed in Note 1, the combined financial statements of AT&T Communications Services, Inc. should be read in conjunction with the audited consolidated financial statements of AT&T Corp.

PricewaterhouseCoopers LLP
New York, New York
May 9, 2001

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                         COMBINED STATEMENTS OF INCOME

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
                                                                (DOLLARS IN MILLIONS)
REVENUE...................................................  $47,521    $50,152    $47,890
Operating Expenses
Access and other connection...............................   13,139     14,439     15,116
Costs of services and products (excluding depreciation of
  $3,119, $3,552 and $2,763 included below)...............    8,588      8,560      8,344
Selling, general and administrative.......................    7,537      9,601     10,656
Depreciation and amortization.............................    4,538      4,519      3,577
Net restructuring and other charges.......................      759        331      2,514
     Total operating expenses.............................   34,561     37,450     40,207
Operating income..........................................   12,960     12,702      7,683
Other income..............................................    1,181        775        812
Interest expense..........................................    1,643        797        292
Income before income taxes, minority interest and
  (earnings) losses from equity investments...............   12,498     12,680      8,203
Provision for income taxes................................    4,493      4,508      3,009
Minority interest income (expense)........................       39         --         (1)
Net earnings (losses) from equity investments.............       10        (48)      (109)
Income before extraordinary loss..........................    8,054      8,124      5,084
Extraordinary loss (net of income taxes of $80)...........       --         --        137
Net income................................................  $ 8,054    $ 8,124    $ 4,947

The notes are an integral part of the combined financial statements.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                            COMBINED BALANCE SHEETS

                                                                 AT DECEMBER 31,
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
ASSETS
Cash and cash equivalents...................................   $   352      $ 1,104
Receivables, less allowances of $1,111 and $1,126...........     8,846        8,492
Other receivables...........................................     1,770          442
Deferred income taxes.......................................     1,206        1,045
Other current assets........................................       480          531
     Total current assets...................................    12,654       11,614
Property, plant and equipment, net..........................    26,083       25,587
Goodwill, net of accumulated amortization of $369 and
  $189......................................................     5,643        5,181
Investments and related advances............................     5,830        1,517
Prepaid pension costs.......................................     3,003        2,464
Long-term receivables.......................................     1,012        1,040
Other assets................................................     2,788        2,490
     Total assets...........................................   $57,013      $49,893
LIABILITIES
Accounts payable............................................   $ 4,998      $ 5,419
Payroll and benefit-related liabilities.....................     1,421        1,640
Short-term notes payable to AT&T............................    22,146        7,165
Other current liabilities...................................     3,763        3,995
     Total current liabilities..............................    32,328       18,219
Long-term notes payable to AT&T.............................     8,603        9,040
Long-term benefit-related liabilities.......................     3,531        3,923
Deferred income taxes.......................................     3,575        2,508
Other long-term liabilities and deferred credits............     4,141        3,598
     Total liabilities......................................    52,178       37,288
Minority Interest...........................................       420           45
Combined attributed net assets..............................     4,415       12,560
Total liabilities and combined attributed net assets........   $57,013      $49,893

The notes are an integral part of the combined financial statements.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                       COMBINED STATEMENTS OF CHANGES IN
                         COMBINED ATTRIBUTED NET ASSETS

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                           ------------------------------
                                                             2000       1999       1998
                                                           --------    -------    -------
                                                               (DOLLARS IN MILLIONS)
COMBINED ATTRIBUTED NET ASSETS:
  Balance at beginning of year...........................  $ 12,560    $15,112    $ 8,918
  Net income.............................................     8,054      8,124      4,947
  Dividends declared to AT&T.............................    (2,485)    (2,807)    (2,229)
  Net contribution (to) from AT&T........................   (13,536)    (8,256)     3,461
  Other comprehensive income.............................      (178)       387         15
Balance at end of year...................................  $  4,415    $12,560    $15,112

SUMMARY OF TOTAL COMPREHENSIVE INCOME:
Net income...............................................  $  8,054    $ 8,124    $ 4,947
Other comprehensive income
  Net foreign currency translation adjustment (net of
     income taxes of $(69), $54 and $(2))................      (111)        88         (5)
  Net revaluation of investments (net of income taxes of
     $(40), $178 and $(14))..............................       (66)       287         11
  Net minimum pension liability adjustment (net of income
     taxes of $(1), $7 and $(15))........................        (1)        12          9
Total other comprehensive income.........................      (178)       387         15
Total Comprehensive Income...............................  $  7,876    $ 8,511    $ 4,962

The notes are an integral part of the combined financial statements.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                          -------------------------------
                                                            2000        1999       1998
                                                          --------    --------    -------
                                                               (DOLLARS IN MILLIONS)
OPERATING ACTIVITIES
Net income..............................................  $  8,054    $  8,124    $ 4,947
Add: Extraordinary loss on retirement of debt...........        --          --        137
Income from continuing operations.......................     8,054       8,124      5,084
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Gains on sales of businesses and investments..........      (715)       (546)      (408)
  Net restructuring and other charges...................       577          85      2,362
  Depreciation and amortization.........................     4,538       4,519      3,577
  Provision for uncollectibles..........................       925       1,140      1,290
  Net losses from equity investments....................        50          78        177
  Minority interest income..............................       (39)         --         (1)
  Deferred income taxes.................................     1,002         760       (105)
  Increase in accounts receivable.......................    (2,661)     (2,523)    (1,268)
  Decrease in accounts payable..........................      (198)         (5)      (424)
  Net change in other operating assets and
     liabilities........................................      (388)     (1,360)       183
  Other adjustments, net................................      (691)       (184)      (377)
     NET CASH PROVIDED BY OPERATING ACTIVITIES..........    10,454      10,088     10,090

INVESTING ACTIVITIES
  Capital expenditures and other additions..............    (7,040)     (8,745)    (6,822)
  Proceeds from sale or disposal of property, plant and
     equipment..........................................       555         268        104
  (Increase) decrease in other receivables..............      (981)         17      6,403
  Sales of marketable securities........................        --          --      2,003
  Purchases of marketable securities....................        --          --     (1,696)
  Equity investment distributions and sales.............       414         757        125
  Equity investment contributions and purchases.........    (1,790)       (467)      (102)
  Net (acquisitions) dispositions of businesses
     including cash acquired............................      (142)     (5,270)       687
  Other investing activities, net.......................      (110)        (14)       (64)
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES.....    (9,094)    (13,454)       638

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                COMBINED STATEMENTS OF CASH FLOWS -- (CONTINUED)

                                                                FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                          -------------------------------
                                                            2000        1999       1998
                                                          --------    --------    -------
                                                               (DOLLARS IN MILLIONS)
FINANCING ACTIVITIES
  Retirement of long-term debt..........................        --          --     (1,046)
  Increase (decrease) in long-term debt to AT&T.........      (437)      6,984     (2,807)
  Increase (decrease) in short-term debt to AT&T........    14,981       6,083     (2,951)
  Net contributions (to) from AT&T......................   (13,609)     (9,045)     1,084
  Dividends paid to AT&T................................    (3,047)     (2,685)    (2,187)
     NET CASH PROVIDED BY (USED IN) FINANCING
       ACTIVITIES.......................................    (2,112)      1,337     (7,907)
Net (decrease) increase in cash and cash equivalents....      (752)     (2,029)     2,821
Cash and cash equivalents at beginning of year..........     1,104       3,133        312
Cash and cash equivalents at end of year................  $    352    $  1,104    $ 3,133

The notes are an integral part of the combined financial statements.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                  (Dollars in millions unless otherwise noted)

1. BACKGROUND AND BASIS OF PRESENTATION

  BACKGROUND

     On October 25, 2000, AT&T announced a restructuring plan designed to fully separate or issue separately tracked stocks intended to reflect the financial performance and economic value of each of AT&T's four major operating units. Upon completion of the plan, AT&T Wireless, AT&T Broadband, AT&T Business and AT&T Consumer will all be represented by asset-based or tracking stocks.

     AT&T Communications Services, Inc. will be separated from AT&T as an asset-based stock however, it will become the owner of the AT&T brand, which it will license to the other companies. AT&T Communications Services, Inc. includes the AT&T Business Services Group and AT&T Consumer Services Group portions of AT&T, along with certain corporate activities. AT&T Business Services Group provides long distance, local, data and Internet Protocol (IP) networking to small and medium-sized businesses, large domestic and multinational businesses and government agencies. AT&T Consumer Services Group provides to residential customers a variety of any-distance communications services including long distance, local toll (intrastate calls outside the immediate local area) and Internet access. AT&T Consumer Services Group also provides prepaid calling-card, operator-handled calling services and local phone service in certain areas. AT&T Consumer Services Group will be separately represented by a tracking stock, which is expected to be fully distributed to AT&T shareholders in the second half of 2001.

  BASIS OF PRESENTATION

     AT&T Communications Services, Inc. is an integrated business of AT&T. The combined financial statements reflect the results of operations, financial position, changes in combined attributed net assets and cash flows of AT&T Communications Services, Inc. as if it were a separate entity for all periods presented. The financial information included herein may not necessarily reflect the combined results of operations, financial position, changes in combined attributed net assets and cash flows of AT&T Communications Services, Inc. had it been a separate, stand-alone entity during the periods presented. The combined financial statements of AT&T Communications Services, Inc. should be read in conjunction with AT&T's Form 10-K/A for the year ended December 31, 2000.

     The combined financial statements of AT&T Communications Services, Inc. were prepared in accordance with generally accepted accounting principles. The combined financial statements of AT&T Communications Services, Inc. reflect the assets, liabilities, revenue and expenses directly attributable to AT&T Communications Services, Inc., as well as allocations deemed reasonable by management, to present the results of operations, financial position and cash flows of AT&T Communications Services, Inc. on a stand-alone basis. The allocation methodologies have been described within the notes to the combined financial statements where appropriate. All significant intercompany accounts and transactions within the AT&T Communications Services, Inc. have been eliminated. Earnings per share disclosure has not been presented as AT&T Communications Services, Inc. is a business unit of AT&T.

     The combined financial statements of AT&T Communications Services, Inc. primarily include the legal entity results of AT&T Communications of Virginia, Inc., AT&T Communications of the

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

Southwest, Inc., Global Card Holdings, Inc., Teleport Communications Group Inc., AT&T Communications of New York, Inc., AT&T Communications of New Jersey, Inc., AT&T Communications of Southern States, Inc., AT&T Communications of Illinois, Inc., AT&T Communications of the Mountain States. Inc., AT&T Communications of California, Inc., AT&T Network Procurement LP, AT&T Global Network Services Inc., AT&T Global Network Services Group LLC, VLT Corporation, AT&T Latin America Consolidated, US Holding Co LLC and certain attributed assets of AT&T.

     Debt has been allocated to AT&T Communications Services, Inc. based on the future view of AT&T's debt position after taking into account the significant deleveraging activities of AT&T. This allocation took into account the following factors: prospective financing requirements, desired stand-alone credit profile, working capital and capital expenditure requirements and comparable company profiles. Increases in historical debt levels were, in general, driven primarily by historical cash flows generated by this entity in relation to total AT&T. Such cash outflows include acquisitions, dividend payments, capital expenditures, offset by cash flow from operations. For purposes of this allocation, certain "corporate" activities were deemed to be funded by this entity by contributing proceeds to the parent. These activities included the repurchase of common shares by AT&T and cash payments associated with the TCI Merger and MediaOne acquisition. Similarly, certain corporate activities that resulted in cash flow to AT&T were deemed to be attributed to AT&T Communications Services, Inc. These activities are reflected within net contributions (to) from AT&T in the combined statements of cash flows. At or before the time of the spin-off, when AT&T Communications Services, Inc. is separated from historical AT&T, we plan to seek to transfer the previously allocated indebtedness from AT&T to AT&T Communications Services, Inc. This may be accomplished through a variety of measures that may result in increased costs and additional covenants on AT&T Communications Services, Inc. The historical interest expense on the allocated debt was calculated based on a rate intended to be equivalent to the rate AT&T Communications Services, Inc. would have received if it were a stand-alone entity. Due to AT&T's deleveraging activities and expected positive cash flow from operations, the $31.1 billion of debt at December 31, 2000 is expected to be significantly lower in the future. AT&T's expected deleveraging activities that relate to AT&T Communications Services, Inc. include: $3 billion retained portion of AT&T Wireless Services; $3.6 billion of the proceeds from the DoCoMo investment in AT&T preferred stock, which will be attributed to AT&T Communications Services, Inc.; and $0.7 billion of gross proceeds from the sale of AT&T Communications Services, Inc.'s investment in Japan Telecom. Finally, AT&T has made no final determination as to the allocation of proceeds from the sale of shares of AT&T Broadband Group tracking stock, between AT&T Communications Services, Inc. and AT&T Broadband Group.

     Net contributions to or from AT&T are assumed to be settled in cash.

     General corporate overhead related to AT&T's corporate headquarters and common support divisions has been allocated to AT&T Communications Services, Inc. as it was not deemed practicable to specifically identify such common costs to AT&T Communications Services, Inc. These allocations were based on the ratio of AT&T Communications Services, Inc.'s external costs and expenses to AT&T's consolidated external costs and expenses. The costs of these services charged to AT&T Communications Services, Inc. are not necessarily indicative of the costs that would have been incurred if AT&T Communications Services, Inc. had performed these functions entirely as a stand-alone entity, nor are they indicative of costs that will be charged or incurred in the future. However, management believes such allocations are reasonable.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The combined provision for income taxes, related tax payments or refunds, and deferred tax balances of AT&T have been allocated to AT&T Communications Services, Inc. based principally on the taxable income and tax credits directly attributable to AT&T Communications Services, Inc., essentially a stand-alone presentation. These allocations reflect AT&T Communications Services, Inc.'s contribution to AT&T's consolidated taxable income and the consolidated tax liability and tax credit position. AT&T and its affiliates and AT&T Communications Services, Inc. have entered into a tax sharing agreement that provides for tax sharing payments based on the tax expense or tax benefits of a hypothetical affiliated group consisting of AT&T Broadband Group and AT&T Communications Services, Inc. Based on this agreement, the consolidated tax liability before credits is allocated between the groups, based on each group's contribution to the consolidated taxable income of the hypothetical group. Consolidated tax credits of the hypothetical group are allocated between groups based on each group's contribution to each tax credit.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  REVENUE RECOGNITION

     We recognize long distance and local services revenue based upon minutes of traffic processed or contracted fee schedules. We recognize other products and services revenue when the products are delivered and accepted by customers and when services are provided in accordance with contract terms. Customer activation fees, along with the related costs, are deferred and amortized over the customer relationship period. During 2000, we adopted Securities and Exchange Commission (SEC) Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements". The adoption did not have a material impact on our results of operations or financial condition.

  ADVERTISING AND PROMOTIONAL COSTS

     We expense costs of advertising and promotions, including cash incentives used to acquire customers, as incurred. Advertising and promotional expenses were $1,052, $1,280 and $1,576 in 2000, 1999 and 1998, respectively. Of these amounts, $288, $320 and $622 were cash incentives to acquire customers in 2000, 1999 and 1998, respectively.

  FOREIGN CURRENCY TRANSLATION

     For operations outside the United States that prepare financial statements in currencies other than the U.S. dollar, we translate income statement amounts at average exchange rates for the year, and we translate assets and liabilities at year-end exchange rates. We present these translation adjustments as a component of accumulated other comprehensive income within combined attributed net assets. Gains and losses from foreign currency transactions are included in results of operations.

  INCOME TAXES

     AT&T Communications Services, Inc. is not a separate taxable entity for federal and state income tax purposes and its results of operations are included in the consolidated federal and state income tax returns of AT&T and its affiliates. The provision for income taxes is based on AT&T Communications Services, Inc.'s contribution to the overall income tax liability or benefit of AT&T and its affiliates as described in Note 1.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTMENT TAX CREDITS

     We amortize investment tax credits as a reduction to the provision for income taxes over the useful lives of the assets that produced the credits.

  CASH EQUIVALENTS

     We consider all highly liquid investments with original maturities of generally three months or less to be cash equivalents.

  PROPERTY, PLANT AND EQUIPMENT

     We state property, plant and equipment at cost and determine depreciation based upon the assets' estimated useful lives using either the group or unit method. The useful lives of communications and network equipment range from three to 15 years. The useful lives of other equipment ranges from three to seven years. The useful lives of buildings and improvements range from 10 to 40 years. The group method is used for most depreciable assets, including the majority of the communications and network equipment. When we sell or retire assets depreciated using the group method, the cost is deducted from property, plant and equipment and charged to accumulated depreciation, without recognition of a gain or loss. The unit method is primarily used for large computer systems and support assets. When we sell assets that were depreciated using the unit method, we include the related gains or losses in other income.

     We use accelerated depreciation methods primarily for certain high-technology computer-processing equipment and digital equipment used in the telecommunications network, except for switching equipment placed in service before 1989, where a straight-line method is used. All other plant and equipment, including capitalized software, is depreciated on a straight-line basis.

  GOODWILL

     Goodwill is the excess of the purchase price over the fair value of net assets acquired in business combinations accounted for under the purchase method. We amortize goodwill on a straight-line basis over the periods benefited, ranging from seven to 40 years.

  INVESTMENTS

     Investments in which we exercise significant influence but do not control (generally a 20% to 50% ownership interest) are accounted for under the equity method of accounting. This represents the majority of our investments. Investments in which we have less than a 20% ownership interest and in which there is no significant influence are accounted for under the cost method of accounting.

  SOFTWARE CAPITALIZATION

     Certain direct software development costs are capitalized, including external direct costs of material and services, and payroll costs for employees devoting time to the software projects. These costs are included within other assets and are amortized over a period not to exceed five years beginning when the asset is substantially ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training costs, are expensed as incurred. AT&T Communications

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

Services, Inc. also capitalizes initial operating-system software costs and amortizes them over the life of the associated hardware.

     AT&T Communications Services, Inc. also capitalizes costs associated with the development of application software incurred from the time technological feasibility is established until the software is ready to provide service to customers. These capitalized costs are included in property, plant and equipment and are amortized over a useful life not to exceed five years.

  VALUATION OF LONG-LIVED ASSETS

     Long-lived assets such as property, plant and equipment, goodwill, investments and software are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset. In addition, in accordance with Accounting Principles Board (APB) Opinion No. 17, "Intangible Assets", we continue to evaluate the amortization periods to determine whether events or circumstances warrant revised amortization periods.

  DERIVATIVE FINANCIAL INSTRUMENTS

     We use various financial instruments, including derivative financial instruments, for purposes other than trading. We do not use derivative financial instruments for speculative purposes. Derivatives, used as part of our risk-management strategy, must be designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. Gains and losses related to qualifying hedges of foreign currency firm commitments are deferred in current assets or liabilities and recognized as part of the underlying transactions as they occur. All other foreign exchange contracts are marked to market on a current basis and the respective gains or losses are recognized in other income. Cash flows from financial instruments are classified in the combined statements of cash flows under the same categories as the cash flows from the related assets, liabilities or anticipated transactions.

  CASH FLOWS

     For purposes of the combined statements of cash flows, transactions between AT&T Communications Services, Inc. and AT&T, other than dividends, have been accounted for as having been settled in cash at the time the transaction was recorded by AT&T Communications Services, Inc.

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the period reported. Actual results could differ from those estimates. Estimates are used when accounting for certain items such as long-term contracts, allowance for doubtful accounts, depreciation and amortization, employee benefit plans, taxes, restructuring reserves and contingencies.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATIONS

     As of December 31, 2000, we do not have any significant concentration of business transacted with a particular customer, supplier or lender that could, if suddenly eliminated, severely impact our operations. We also do not have a concentration of available sources of labor, services, or other rights that could, if suddenly eliminated, severely impact our operations.

  ISSUANCE OF COMMON STOCK BY AFFILIATES

     Changes in our proportionate share of the underlying equity of a subsidiary or equity method investee, which result from the issuance of additional equity securities by such entity, are recognized as increases or decreases to combined attributed net assets.

3. SUPPLEMENTAL FINANCIAL INFORMATION

SUPPLEMENTARY INCOME STATEMENT INFORMATION

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2000     1999    1998
                                                              ------    ----    ----
INCLUDED IN SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
  Research and development expenses.........................  $  313    $497    $513
OTHER INCOME
  Investment-related income.................................  $  435    $210    $374
  Gains on sales of businesses and investments..............     715     546     408
  Investment impairment charges.............................      (7)    (40)     --
  Miscellaneous, net........................................      38      59      30
  Total other income........................................  $1,181    $775    $812
DEDUCTED FROM INTEREST EXPENSE
  Capitalized interest......................................  $  143    $123    $106

SUPPLEMENTARY BALANCE SHEET INFORMATION

                                                                AT DECEMBER 31,
                                                              --------------------
                                                                2000        1999
                                                              --------    --------
PROPERTY, PLANT AND EQUIPMENT
  Communications, network and other equipment...............  $ 43,591    $ 42,922
  Buildings and improvements................................     8,155       7,606
  Land and improvements.....................................       388         464
  Total property, plant and equipment.......................    52,134      50,992
  Accumulated depreciation..................................   (26,051)    (25,405)
  Property, plant and equipment, net........................  $ 26,083    $ 25,587

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

SUPPLEMENTARY CASH FLOW INFORMATION

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
Interest payments, net of amounts capitalized...............  $1,643    $  797    $  292
Income tax payments.........................................   4,493     4,508     3,009

4. MERGERS, ACQUISITIONS, VENTURES AND DISPOSITIONS

  CONCERT

     On January 5, 2000, AT&T and British Telecommunications plc (BT) announced financial closure of Concert, their global communications joint venture. AT&T Communications Services, Inc. contributed all of its international gateway-to-gateway assets, as well as the economic value of approximately 270 multinational customers specifically targeted for direct sales by Concert. AT&T's investment in Concert was attributed to AT&T Communications Services, Inc.

  ACC EUROPE

     On November 5, 1999, AT&T sold ACC Corp. (ACC) in Europe, including ACC's principal operations in the United Kingdom as well as ACC's operating companies in France, Germany and Italy, to WORLDxCHANGE Communications. The results of ACC were attributed to AT&T Communications Services, Inc. AT&T Communications Services, Inc. were required to dispose of this investment pursuant to a government mandate since it would have competed directly with Concert. The transaction resulted in a pretax loss of $179.

  IBM GLOBAL NETWORK

     On April 30, 1999, AT&T completed its acquisition of the IBM Global Network business (renamed AT&T Global Network Services or AGNS) and its assets in the United States. The non-U.S. acquisitions occurred in phases throughout 1999 as legal and regulatory requirements were met in each of the countries in which the business operates. Under the terms of the agreement, AT&T acquired the global network of IBM, and the two companies entered into outsourcing agreements with each other. IBM is outsourcing a significant portion of its global networking needs to AT&T Communications Services, Inc., and AT&T Communications Services, Inc. is outsourcing certain applications-processing and data-center-management operations to IBM. AT&T's purchase of AGNS was attributed to and funded by AT&T Communications Services, Inc. The acquisition was accounted for as a purchase. Accordingly, the operating results of AGNS have been included in the accompanying combined financial statements since the date of acquisition. The pro forma impact of AGNS on historical AT&T Communications Services, Inc. results are not material.

  TELEPORT COMMUNICATIONS GROUP INC.

     On July 23, 1998, AT&T completed the merger with Teleport Communications Group Inc. (TCG) pursuant to an agreement and plan of merger dated January 8, 1998. Each share of TCG

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

common stock was exchanged for 1.4145 shares of AT&T common stock, resulting in the issuance of 272.4 million shares in the transaction. AT&T's merger with TCG was attributed to AT&T Communications Services, Inc. The merger was accounted for as a pooling of interests, and accordingly, AT&T Communications Services, Inc.'s results of operations, financial position and cash flows reflect the results of TCG for all periods presented. In 1998, we recognized $85 of merger-related expenses. Premerger TCG revenue was $455, and net losses were $118, for the six months ended June 30, 1998. Elimination entries between AT&T Communications Services, Inc. and TCG were not material.

5. NET RESTRUCTURING AND OTHER CHARGES

     During 2000, AT&T Communications Services, Inc. recorded $759 of net restructuring and other charges, which included $668 for restructuring and exit costs associated with cost reduction initiatives, and $91 related to the government-mandated disposition of AT&T Communications (U.K.) Ltd., which would have competed directly with Concert.

     The charge for restructuring and exit plans was primarily due to headcount reductions, mainly in network operations and AT&T Business Services Group, including the consolidation of customer-care and call centers.

     Included in exit costs was $442 of cash termination benefits associated with the separation of approximately 6,200 employees. Approximately one-half of the separations were management employees and one-half were nonmanagement employees. Approximately 5,600 employee separations were related to involuntary terminations and approximately 600 to voluntary terminations.

     AT&T Communications Services, Inc. also recorded $62 of network lease and other contract termination costs associated with penalties incurred as part of notifying vendors of the termination of these contracts during the year.

     The following table displays the activity and balances of the restructuring reserve account:

                                                                 TYPE OF COST
                                                   -----------------------------------------
                                                    EMPLOYEE      FACILITY
                                                   SEPARATIONS    CLOSINGS    OTHER    TOTAL
                                                   -----------    --------    -----    -----
Balance at January 1, 1998.......................     $ 413        $ 434      $ 60     $ 907
  Additions......................................       150          125        --       275
  Deductions.....................................      (445)        (190)      (30)     (665)
Balance at December 31, 1998.....................     $ 118        $ 369      $ 30     $ 517
  Additions......................................       142           --         3       145
  Deductions.....................................      (110)        (130)      (12)     (252)
Balance at December 31, 1999.....................     $ 150        $ 239      $ 21     $ 410
  Additions......................................       442            2        62       506
  Deductions.....................................      (349)         (68)      (47)     (464)
Balance at December 31, 2000.....................     $ 243        $ 173      $ 36     $ 452

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Deductions reflect cash payments of $245, $209 and $324 for 1998, 1999 and 2000, respectively. These payments included cash termination benefits of $186, $118 and $272, respectively, which were primarily funded through cash from operations. Deductions also reflect noncash utilization of $420, $43 and $140 for 1998, 1999 and 2000 respectively. Noncash utilization included deferred severance payments primarily related to executives, and a reversal in 1998 of $348 related to the 1995 restructuring plan. Nearly 75% of the employees affected by the 1999 and 2000 restructuring charges have left their positions as of December 31, 2000.

     Also included in restructuring and exit costs in 2000 was $144 of benefit curtailment costs associated with employee separations as part of these exit plans. Further, AT&T Communications Services, Inc. recorded an asset impairment charge of $18 million related to the write-down of unrecoverable assets in certain businesses where the carrying value was no longer supported by estimated future cash flows.

     During 1999, we recorded $331 of net restructuring and other charges.

     A $145 charge for restructuring and exit costs was recorded in conjunction with an initiative to reduce costs. The restructuring and exit plans primarily focused on the maximization of synergies through headcount reductions in AT&T Business Services Group including network operations and the consolidation of customer-care and call centers.

     Included in exit costs was $142 of cash termination benefits associated with the separation of approximately 2,800 employees as part of voluntary and involuntary termination plans. Approximately one-half of the separations were management employees and one-half were nonmanagement employees. Approximately 1,700 employee separations were related to involuntary terminations and approximately 1,100 to voluntary terminations.

     AT&T Communications Services, Inc. also recorded losses of $307 related to the government-mandated disposition of certain international businesses that would have competed directly with Concert. In addition, AT&T Communications Services, Inc. recorded benefits of $121 related to the settlement of pension obligations for former employees who accepted AT&T's Voluntary Retirement Incentive Plan (VRIP) offer.

     During 1998, AT&T Communications Services, Inc. recorded $2,514 of net restructuring and other charges. The bulk of the charge was associated with an overall cost-reduction program and the approximately 15,300 management employees who accepted the VRIP offer. A restructuring charge of $2,724 was composed of $2,254 and $169 for pension and postretirement special-termination benefits, respectively, $263 of benefit plan curtailment losses and $38 of other administrative costs. AT&T Communications Services, Inc. also recorded charges of $125 for related facility costs and $150 for executive-separation costs. These charges were partially offset by benefits of $940 as AT&T Communications Services, Inc. settled pension benefit obligations of 13,700 of the total VRIP employees. In addition, the VRIP charges were partially offset by the reversal of $256 of 1995 business restructuring reserves primarily resulting from the overlap of VRIP on certain 1995 restructuring initiatives.

     Also included in the 1998 net restructuring and other charges were asset impairment charges totaling $718, of which $633 was related to our decision not to pursue Total Service Resale (TSR) as a local service strategy. AT&T Communications Services, Inc. also recorded an $85 asset impairment charge related to the write-down of unrecoverable assets in certain international operations where the

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

carrying value was no longer supported by future cash flows. This charge was made in connection with the review of certain operations that would have competed directly with Concert.

     Additionally, $85 of merger related expenses were recorded in 1998 in connection with the Teleport Communications Group, Inc. (TCG) merger, which was accounted for as a pooling of interests. Partially offsetting this charge was a $92 reversal of the 1995 restructuring reserve. This reserve reflected reserves no longer deemed necessary. The reversal primarily included separation costs attributed to projects completed at a cost lower than originally anticipated. Consistent with the three-year plan, the 1995 restructuring initiatives were substantially completed by the end of 1998.

6. DEBT OBLIGATIONS

     As discussed in Note 1 to the combined financial statements, AT&T Communications Services, Inc. had notes payable to AT&T in the amount of $30,749 and $16,205, at December 31, 2000 and 1999, respectively. Of these amounts, $22,146 and $7,165, respectively, were short-term notes payable to AT&T. Interest expense on notes payable to AT&T was $1,554, $714 and $210, for the years ended December 31, 2000, 1999 and 1998, respectively. Included within other current liabilities was $194 and $121 of short-term debt, at December 31, 2000 and 1999, respectively. Included within other long-term liabilities and deferred credits was $143 and $106 of long-term debt at December 31, 2000 and 1999, respectively. These third party obligations consist primarily of notes payable on demand, capital leases and various medium term notes with interest rates ranging from 5.38%-13.44% and various maturities through 2020.

7. FINANCIAL INSTRUMENTS

     In the normal course of business, we use various financial instruments, including derivative financial instruments, for purposes other than trading. We do not use derivative financial instruments for speculative purposes. These instruments include letters of credit, guarantees of debt, foreign currency exchange contracts and equity hedges. Collateral is generally not required for these types of instruments.

     By their nature, all such instruments involve risk, including the credit risk of nonperformance by counterparties, and our maximum potential loss may exceed the amount recognized in our balance sheet. However, at December 31, 2000 and 1999, in management's opinion, there was no significant risk of loss in the event of nonperformance of the counterparties to these financial instruments. We control our exposure to credit risk through credit approvals, credit limits and monitoring procedures. We do not have any significant exposure to any individual customer or counterparty, nor do we have any major concentration of credit risk related to any financial instruments.

  LETTERS OF CREDIT

     Letters of credit are purchased guarantees that ensure our performance or payment to third parties in accordance with specified terms and conditions and do not create any additional risk to AT&T Communications Services, Inc. These letters of credit were attributed to AT&T Communications Services, Inc.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

  GUARANTEES OF DEBT

     From time to time, the debt of AT&T subsidiaries and certain joint ventures is guaranteed. In connection with the restructuring of AT&T in 1996, AT&T issued guarantees for certain debt obligations of AT&T's former subsidiaries AT&T Capital Corp. and NCR Corp. These guarantees were attributed to AT&T Communications Services, Inc. The amount of guaranteed debt associated with AT&T Capital Corp. and NCR Corp., was $48 and $56 at December 31, 2000 and 1999, respectively.

  FOREIGN EXCHANGE

     AT&T enters into foreign currency exchange contracts, including forward and option contracts, to manage our exposure to changes in currency exchange rates related to foreign-currency-denominated transactions. Certain contracts were attributed to AT&T Communications Services, Inc. in 1999. In 1999, this consisted principally of European Union currency (Euro) and British pounds sterling contracts related to the reimbursement to foreign telephone companies for their portion of the revenue billed by AT&T Communications Services, Inc. for calls placed in the United States to a foreign country and other foreign currency payables and receivables. In addition, we are subject to foreign exchange risk related to other foreign-currency-denominated transactions.

  EQUITY HEDGES

     AT&T enters into equity hedges to manage our exposure to changes in equity prices associated with stock appreciation rights of affiliated companies. Certain equity hedges were attributed to AT&T Communications Services, Inc.

  FAIR VALUES OF FINANCIAL INSTRUMENTS INCLUDING DERIVATIVE FINANCIAL
INSTRUMENTS

     The following table summarizes the notional amounts of material financial instruments. The notional amounts represent agreed-upon amounts on which calculations of dollars to be exchanged are based. They do not represent amounts exchanged by the parties and, therefore, are not a measure of our exposure. AT&T Communications Services, Inc.'s exposure is limited to the fair value of the contracts with a positive fair value plus interest receivable, if any, at the reporting date.

  DERIVATIVES AND OFF BALANCE SHEET INSTRUMENTS

                                                                2000         1999
                                                              CONTRACT/    CONTRACT/
                                                              NOTIONAL     NOTIONAL
                                                               AMOUNT       AMOUNT
                                                              ---------    ---------
Foreign exchange forward contracts..........................      --           167
Equity hedges...............................................      21            31
Letters of credit...........................................     187           190
Guarantees of debt..........................................      71            87

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information indicates the valuation methods, the carrying amounts and estimated fair values of material financial instruments.

     FINANCIAL INSTRUMENT                              VALUATION METHOD
     --------------------                              ----------------
Debt excluding capital leases      It is not practicable to obtain the fair value due to
                                     the intercompany nature of the debt
Letters of credit                  Fees paid to obtain the obligations
Guarantees of debt                 There are no quoted market prices for similar agreements
                                     available
Foreign exchange contracts         Market quotes
Equity hedges                      Market quotes

     In 2000, the asset and liability fair values for the equity hedges approximated their carrying amount of $2 and $11, respectively. In 1999, the asset fair value for the equity hedges approximated their carrying amount of $32. The asset and liability fair values and carrying amounts for foreign exchange forward contracts was not significant in all periods presented.

8. PENSION, POSTRETIREMENT AND OTHER EMPLOYEE BENEFIT PLANS

     AT&T sponsors noncontributory defined benefit pension plans covering the majority of our employees. Pension benefits for management employees are principally based on career-average pay. Pension benefits for occupational employees are not directly related to pay. Pension trust contributions are made to trust funds held for the sole benefit of plan participants. AT&T's benefit plans for current and certain future retirees include health-care benefits, life insurance coverage and telephone concessions. The assets and liabilities under these plans have been attributed to AT&T Communications Services, Inc.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table shows the components of the net periodic benefit costs included in the Combined Statements of Income:

                                                PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           ---------------------------   ------------------------
                                               FOR THE YEARS ENDED         FOR THE YEARS ENDED
                                                  DECEMBER 31,                 DECEMBER 31,
                                           ---------------------------   ------------------------
                                            2000      1999      1998      2000     1999     1998
                                           -------   -------   -------   ------   ------   ------
Service cost benefits earned during the
  period.................................  $   239   $   247   $   275   $  34    $  54    $  56
Interest cost on benefit obligations.....      983       919       940     351      324      322
Amortization of unrecognized prior
  service cost...........................      174       159       135       4       13       (2)
Credit for expected return on plan
  assets.................................   (1,812)   (1,458)   (1,570)   (230)    (200)    (173)
Amortization of transition asset.........     (156)     (158)     (175)     --       --       --
Amortization of gains....................     (332)      (10)       --     (16)      (1)      --
Charges for special termination
  Benefits*..............................       --        --     2,254      16        5      169
Net curtailment (gains) losses...........      121        --       140     (14)      --      141
Net settlement (gains) losses*...........        8      (121)     (921)     --       --       --
Net periodic benefit cost (credit).......  $  (775)  $  (422)  $ 1,078   $ 145    $ 195    $ 513

---------------

* Primarily included in "Net restructuring and other charges" in the Combined Statements of Income.

     On January 26, 1998, AT&T offered a VRIP to employees who were eligible participants in the AT&T Management Pension Plan. Approximately 15,300 management employees accepted the VRIP offer. In connection with the VRIP, AT&T Communications Services, Inc. recorded pretax charges in 1998 for pension and postretirement plan special-termination benefits of $2,254 and $169, respectively. We also recorded pension and postretirement plan pretax charges of $120 and $143, respectively, which are included within net curtailment (gains) losses in 1998. The special-termination benefits reflect the value of pension benefit improvements and expanded eligibility for postretirement benefits. The VRIP also permitted employees to choose either a total lump-sum distribution of their pension benefits or periodic future annuity payments.

     As of December 31, 1999, all 15,300 employees had terminated employment under the VRIP. AT&T Communications Services, Inc. has settled the pension obligations covering about 15,100 of these employees, the remainder of which either chose to defer commencing their pension benefits or elected to receive an annuity distribution. Lump-sum pension settlements totaling $5.2 billion, including a portion of the special-pension termination benefits referred to above, resulted in settlement gains of $121 and $940 recorded in 1999 and 1998, respectively.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables provide a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 2000 and 1999, and a statement of the funded status at December 31, 2000 and 1999, respectively:

                                                                    POSTRETIREMENT
                                               PENSION BENEFITS        BENEFITS
                                               -----------------   -----------------
                                                2000      1999      2000      1999
                                               -------   -------   -------   -------
CHANGE IN BENEFIT OBLIGATIONS:
Benefit obligation, beginning of year........  $12,868   $14,443   $ 4,642   $ 5,168
Service cost.................................      239       247        34        54
Interest cost................................      983       919       351       324
Plan amendments..............................       37       558       (45)        4
Actuarial (gains) losses.....................      (12)   (1,683)      208      (579)
Benefit payments.............................   (1,160)   (1,062)     (362)     (334)
Special termination benefits.................       --        --        16         5
Settlements..................................      (57)     (554)       --        --
Curtailment losses...........................       --        --         7        --
Benefit obligation, end of year..............  $12,898   $12,868   $ 4,851   $ 4,642

CHANGE IN FAIR VALUE OF PLAN ASSETS:
Fair value of plan assets, beginning of
  year.......................................  $21,854   $18,567   $ 2,852   $ 2,476
Actual return on plan assets.................    1,007     4,855      (128)      385
Employer contributions.......................       71        48       159       325
Benefit payments.............................   (1,160)   (1,062)     (362)     (334)
Settlements..................................      (57)     (554)       --        --
Fair value of plan assets, end of year.......  $21,715   $21,854   $ 2,521   $ 2,852

AT DECEMBER 31,
Funded (unfunded) benefit obligation.........  $ 8,817   $ 8,986   $(2,330)  $(1,790)
Unrecognized net gain........................   (7,339)   (8,457)     (183)     (800)
Unrecognized transition asset................     (123)     (279)       --        --
Unrecognized prior service cost..............    1,105     1,362        (9)       55
Net amount recorded..........................  $ 2,460   $ 1,612   $(2,522)  $(2,535)

     At December 31, 2000, the pension plan assets included $34 of AT&T common stock, $26 of Liberty Media Group Series A common stock, and $2 of AT&T Wireless Group common stock. At December 31, 1999, the pension plan assets included $82 of AT&T common stock and $34 of Liberty Media Group Series A common stock.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides the amounts recorded in the Combined Balance
Sheets:

                                                                      POSTRETIREMENT
                                                 PENSION BENEFITS        BENEFITS
                                                 -----------------   -----------------
                                                  AT DECEMBER 31,     AT DECEMBER 31,
                                                 -----------------   -----------------
                                                  2000      1999      2000      1999
                                                 -------   -------   -------   -------
Prepaid pension cost...........................  $3,003    $2,464    $    --   $    --
Benefit related liabilities....................    (594)     (918)    (2,522)   (2,535)
Intangible asset...............................      30        46         --        --
Accumulated other comprehensive income.........      21        20         --        --
Net amount recorded............................  $2,460    $1,612    $(2,522)  $(2,535)

     Our nonqualified pension plan had an unfunded accumulated benefit obligation of $104 and $118 at December 31, 2000 and 1999, respectively. Our postretirement health and telephone concession benefit plans had accumulated postretirement benefit obligations of $4,247 and $4,021 at December 31, 2000 and 1999, respectively, which were in excess of plan assets of $1,408 and $1,635 at December 31, 2000 and 1999, respectively.

     The assumptions used in the measurement of the pension and postretirement benefit obligations are shown in the following table:

                                                       AT DECEMBER 31,
                                                     --------------------
                                                     2000    1999    1998
                                                     ----    ----    ----
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate......................................  7.5%    7.75%   6.5%
Expected return on plan assets.....................  9.5%     9.5%   9.5%
Rate of compensation increase......................  4.5%     4.5%   4.5%

     We assumed a rate of increase in the per capita cost of covered health-care benefits (the health-care cost trend rate) of 7.6%. This rate was assumed to gradually decline after 2000 to 4.5% by the year 2010 and then remain level. Assumed health-care cost trend rates have a significant effect on the amounts reported for the health-care plans. A one percentage point increase or decrease in the assumed health-care cost trend rate would increase or decrease the total of the service and interest-cost components of net periodic postretirement health-care benefit cost by $9 and $9, respectively, and would increase or decrease the health-care component of the accumulated postretirement benefit obligation by $121 and $119, respectively.

     We also sponsor savings plans for the majority of our employees. The plans allow employees to contribute a portion of their pretax and/or after-tax income in accordance with specified guidelines. We match a percentage of the employee contributions up to certain limits. Our contributions amounted to $150 in 2000, $159 in 1999 and $173 in 1998.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

9. STOCK-BASED COMPENSATION PLANS

     Under the AT&T 1997 Long-term Incentive Program (Program), which was effective June 1, 1997, and amended on May 19, 1999 and on March 14, 2000, AT&T grants stock options, performance shares, restricted stock and other awards on AT&T common stock.

     Under the Program, there were 150 million shares of AT&T common stock available for grant with a maximum of 22.5 million common shares that could be used for awards other than stock options. Beginning with January 1, 2000, the remaining shares available for grant at December 31 of the prior year, plus 1.75% of the shares of AT&T common stock outstanding on January 1 of each year, become available for grant. There is a maximum of 37.5 million shares that may be used for awards other than stock options. The exercise price of any stock option is equal to the stock price when the option is granted. Generally, the options vest over three or four years and are exercisable up to 10 years from the date of grant.

     Under the Program, performance share units are awarded to key employees in the form of either common stock or cash at the end of a three-year period, based on AT&T's total shareholder return and certain financial-performance targets. Under the 1987 Long-term Incentive Program, performance share units with the same terms were also awarded to key employees based on AT&T's return-to-equity performance compared with a target.

     Under the AT&T 1996 Employee Stock Purchase Plan (Plan), which was effective July 1, 1996, AT&T is authorized to sell up to 75 million shares of AT&T common stock to its eligible employees. Under the terms of the Plan, employees may have up to 10% of their earnings withheld to purchase AT&T's common stock. The purchase price of the stock on the date of exercise is 85% of the average high and low sale prices of shares on the New York Stock Exchange for that day. Under the Plan, AT&T sold approximately 4 million, 2 million and 3 million shares to AT&T Communications Services, Inc. employees in 2000, 1999 and 1998, respectively.

     AT&T applies APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans. Accordingly, no compensation expense has been recognized for its stock-based compensation plans other than for performance-based and restricted stock awards and stock appreciation rights (SARs). Compensation costs charged against AT&T Communications Services, Inc.'s income were $15, $96 and $157 in 2000, 1999 and 1998, respectively.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the AT&T common stock option transactions for AT&T Communications Services, Inc.'s employees is shown below:

                                             WEIGHTED-             WEIGHTED-             WEIGHTED-
                                              AVERAGE               AVERAGE               AVERAGE
                                             EXERCISE              EXERCISE              EXERCISE
                                    2000       PRICE      1999       PRICE      1998       PRICE
                                   -------   ---------   -------   ---------   -------   ---------
                                                        (SHARES IN THOUSANDS)
Outstanding at January 1.........  127,591    $38.07     107,228    $29.90      87,997    $24.41
Options granted..................   60,078    $36.34      37,443    $56.59      35,645    $41.64
Options and SARs exercised.......   (6,645)   $25.05     (12,499)   $23.15     (12,692)   $20.97
Options canceled or forfeited....   (8,975)   $46.93      (4,581)   $42.44      (3,722)   $30.34
AT DECEMBER 31:
Options outstanding..............  172,049    $37.52     127,591    $38.07     107,228    $29.90
Options exercisable..............   79,131    $32.55      35,487    $29.82      26,615    $22.36
Shares available for grant.......   34,204                41,347                91,838

     The following table summarizes information about AT&T common stock options outstanding that are held by AT&T Communications Services, Inc.'s employees, at December 31, 2000:

                            OPTIONS OUTSTANDING                 OPTIONS EXERCISABLE
                  ----------------------------------------   --------------------------
                                    WEIGHTED-
                      NUMBER         AVERAGE     WEIGHTED-       NUMBER       WEIGHTED-
                   OUTSTANDING      REMAINING     AVERAGE     EXERCISABLE      AVERAGE
   RANGE OF        AT DEC. 31,     CONTRACTUAL   EXERCISE     AT DEC. 31,     EXERCISE
EXERCISE PRICES        2000           LIFE         PRICE          2000          PRICE
---------------   --------------   -----------   ---------   --------------   ---------
                  (IN THOUSANDS)                             (IN THOUSANDS)
$ 4.88 - $18.08        4,428           3.1        $16.55          3,484        $16.63
$18.15 - $24.49       12,409           6.3        $22.90          7,429        $23.26
         $24.50       14,225           6.6        $24.50         14,225        $24.50
$24.55 - $26.18        3,320           3.5        $24.87          3,332        $24.87
         $26.21       13,931           6.1        $26.21         13,930        $26.21
$26.33 - $31.97       15,749           6.7        $30.38          9,101        $29.96
         $32.09       25,478           9.6        $32.09            141        $32.09
$32.19 - $42.04        7,644           7.5        $38.72          3,603        $38.18
         $42.10       20,364           7.1        $42.10         13,278        $42.10
$42.19 - $45.44       19,127           9.1        $45.26          1,520        $44.35
$45.48 - $59.75       17,179           8.6        $52.18          4,699        $52.02
$59.88 - $62.13       18,195           8.1        $59.88          4,389        $59.88
                     172,049           7.6        $37.52         79,131        $32.55

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     AT&T and AT&T Communications Services, Inc. have adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." If AT&T Communications Services, Inc. had elected to recognize compensation costs based on the fair value at the date of grant for awards granted to AT&T Communications Services, Inc. employees in 2000, 1999 and 1998, consistent with the provisions of SFAS No. 123, AT&T Communications Services, Inc.'s net income would have been as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                               --------------------------
                                                2000      1999      1998
                                               ------    ------    ------
Net income...................................  $7,800    $7,927    $4,826

     The pro forma effect on net income for 1998 may not be representative of the pro forma effect on net income of future years because the SFAS No. 123 method of accounting for pro forma compensation expense has not been applied to options granted prior to January 1, 1995.

     The weighted-average fair values at date of grant for AT&T common stock options granted to AT&T Communications Services, Inc.'s employees during 2000, 1999 and 1998 were $12.46, $15.65 and $9.74, respectively, and were estimated using the Black-Scholes option-pricing model. The weighted-average risk-free interest rates applied for 2000, 1999 and 1998 were 6.29%, 5.19% and 5.35%, respectively. The following assumptions were applied for 2000, 1999 and 1998, respectively: (i) expected dividend yields of 1.6%, 1.7%, and 2.1%, (ii) expected volatility rates of 33.5%, 28.6% and 23.8% and (iii) expected lives of
4.9 years, 4.4 years, and 4.5 years.

10. INCOME TAXES

     AT&T Communications Services, Inc. is not a separate taxable entity for federal and state income tax purposes and its results of operations are included in the consolidated federal and state income tax returns of AT&T and its affiliates, as described in Note 1 to the combined financial statements. AT&T Communications Services, Inc. provision for income taxes has been prepared as if the entity prepared separate tax returns for federal and state income tax purposes.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table shows the principal reasons for the difference between the effective income tax rate and the U.S. federal statutory income tax rate:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                        2000      1999      1998
                                                       ------    ------    ------
U.S. federal statutory income tax rate...............      35%       35%       35%
Federal income tax at statutory rate.................  $4,374    $4,438    $2,871
Amortization of investment tax credits...............     (23)      (10)      (13)
State and local income taxes, net of federal income
  tax effect.........................................     295       320       192
Foreign rate differential............................     101        56        30
Amortization of intangibles..........................      10        14        17
Taxes on repatriated and accumulated foreign income,
  net of tax credits.................................     (81)      (45)      (36)
Research and other credits...........................     (37)      (61)      (83)
Valuation allowance..................................      --       (76)       38
Investment dispositions, acquisitions and legal
  entity restructurings..............................     (73)      (94)     (153)
Other differences, net...............................     (73)      (34)      146
Provision for income taxes...........................  $4,493    $4,508    $3,009
Effective income tax rate............................    35.9%     35.5%     36.7%

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The U.S. and foreign components of income from before income taxes and the provision for income taxes are presented in this table:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ----------------------------
                                                      2000       1999       1998
                                                     -------    -------    ------
INCOME BEFORE INCOME TAXES
  United States....................................  $12,852    $12,348    $8,005
  Foreign..........................................     (354)       332       198
  Total............................................  $12,498    $12,680    $8,203

PROVISION FOR INCOME TAXES
CURRENT
  Federal..........................................  $ 3,134    $ 3,389    $2,730
  State and local..................................      421        398       224
  Foreign..........................................       87        100        41
                                                     -------    -------    ------
                                                     $ 3,642    $ 3,887    $2,995

DEFERRED
  Federal..........................................  $   845    $   529    $  (45)
  State and local..................................       33         94        72
  Foreign..........................................       (4)         8        --
                                                     -------    -------    ------
                                                     $   874    $   631    $   27
Deferred investment tax credits....................      (23)       (10)      (13)
Provision for income taxes.........................  $ 4,493    $ 4,508    $3,009

     In addition, we also recorded current and deferred income tax expenses (benefits) related to minority interest and net equity (earnings) losses on equity investments in the amounts of $(206) and $147 in 2000, $(170) and $139 in 1999, and $51 and $(119) in 1998, respectively.

     Deferred income tax liabilities are taxes we expect to pay in future periods. Similarly, deferred income tax assets are recorded for expected reductions in taxes payable in future periods. Deferred income taxes arise because of differences in the book and tax bases of certain assets and liabilities.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax liabilities and assets consist of the following:

                                                              AT DECEMBER 31,
                                                              ----------------
                                                               2000      1999
                                                              ------    ------
LONG-TERM DEFERRED INCOME TAX LIABILITIES
  Property, plant and equipment.............................  $4,105    $3,551
  Investments...............................................     447       331
  Other.....................................................     992       912
Total long-term deferred income tax liabilities.............  $5,544    $4,794
LONG-TERM DEFERRED INCOME TAX ASSETS
  Business restructuring....................................  $  124    $  120
  Net operating loss/credit carryforwards...................      92       179
  Employee pensions and other benefits, net.................     951     1,266
  Reserves and allowances...................................      34       135
  Other.....................................................     785       686
  Valuation allowance.......................................     (17)     (100)
Total net long-term deferred income tax assets..............  $1,969    $2,286
Net long-term deferred income tax liabilities...............  $3,575    $2,508
CURRENT DEFERRED INCOME TAX LIABILITIES
Total current deferred income tax liabilities...............  $  332    $  413
CURRENT DEFERRED INCOME TAX ASSETS
  Business restructuring....................................  $  155    $   47
  Employee pensions and other benefits......................     355       468
  Reserves and allowances...................................     611       564
  Other.....................................................     417       379
Total current deferred income tax assets....................  $1,538    $1,458
Net current deferred income tax assets......................  $1,206    $1,045

     At December 31, 2000, we had net operating loss carryforwards (tax-effected) for federal and state income tax purposes of $4 and $56, respectively, expiring through 2015. We had state tax credit carryforwards (tax-effected) of $32 expiring through 2015.

11. COMMITMENTS AND CONTINGENCIES

     In the normal course of business we are subject to proceedings, lawsuits and other claims, including proceedings under laws and regulations related to environmental and other matters. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Consequently, we are unable to ascertain the ultimate aggregate amount of monetary liability or financial impact with respect to these matters at December 31, 2000. These matters could affect the

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

operating results of any one quarter when resolved in future periods. However, we believe that after final disposition, any monetary liability or financial impact to us beyond that provided for at year-end would not be material to AT&T Communications Services, Inc.'s annual combined financial statements.

     AT&T leases land, buildings and equipment through contracts, which have been attributed to AT&T Communications Services, Inc., that expire in various years through 2019. Rental expense under operating leases was $587 in 2000, $554 in 1999 and $561 in 1998. The total of minimum rentals to be received in the future under noncancelable operating subleases as of December 31, 2000, was $209. The following table shows our future minimum commitments due under noncancelable operating leases at December 31, 2000:

2001........................................................  $  369
2002........................................................     279
2003........................................................     236
2004........................................................     203
2005........................................................     163
Later years.................................................     542
Total minimum lease payments................................  $1,792

     Through a joint venture (70% owned by AT&T and 30% owned by BT), AT&T and BT have a 31% ownership of AT&T Canada Corp. as a result of the 1999 merger between AT&T Canada Corp. and MetroNet Communications, Corp. In connection with this merger, the AT&T and BT joint venture has the right to call, or arrange for another entity to call, the remaining 69% of AT&T Canada for the greater of Cdn$40.56 per share which represented the projected value as of December 31, 2000, with an accretion of 4% each quarter beginning June 30, 2000, or the then-appraised fair market value. If AT&T does not exercise its call rights by June 30, 2003, the shares would be put up for auction, and the AT&T and BT joint venture would have to make the shareholders whole for the difference between the proceeds received in auction and the greater of the fair market value or the accreted value. The exact timing of any purchase will likely be partially dependent upon the future status of Canadian foreign-ownership regulations. AT&T's ownership interest in AT&T Canada has been attributed to AT&T Communications Services, Inc.

12. SEGMENT REPORTING

     AT&T Communications Services, Inc.'s results are segmented according to the way we manage our business: AT&T Business Services and AT&T Consumer Services Group.

     AT&T Business Services Group offers a variety of global communications services including long distance, local, and data and Internet protocol (IP) networking to small and medium-sized businesses, large domestic and multinational businesses and government agencies. Business Services is also a provider of voice, data and IP transport to service resellers (wholesale services). Also included in AT&T Business Services Group is AT&T Solutions, our outsourcing and network-management business.

     AT&T Consumer Services Group segment provides a variety of any-distance communications services including long distance, local toll (intrastate calls outside the immediate local area) and

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

Internet access to residential customers. In addition, AT&T Consumer Services Group provides prepaid calling-card and operator-handled calling services. Local phone service is also provided in certain areas.

     The balance of AT&T Communications Services, Inc.'s operations is included in a "Corporate and Other" category. This category reflects corporate staff functions and the elimination of transactions between segments.

     Prepaid pension assets and corporate-owned or leased real estate are generally held at the corporate level and, therefore, are included in the Corporate and Other category. Capital additions for each segment include capital expenditures for property, plant and equipment, additions to investments and software development.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 2). AT&T Communications Services, Inc. evaluates performance based on several factors, of which the primary financial measure is earnings before interest and taxes, including pretax minority interest and net pretax losses from equity investments (EBIT).

     Generally, AT&T Communications Services, Inc.'s intersegment telecommunications transactions are accounted for at market prices.

REVENUE

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
AT&T Business Services Group external revenue.............  $28,578    $28,344    $25,074
AT&T Business Services Group internal revenue.............      322        348        283
Total AT&T Business Services Group revenue................   28,900     28,692     25,357
AT&T Consumer Services Group external revenue.............   18,894     21,753     22,763
     Total reportable segments............................   47,794     50,445     48,120
Corporate and other.......................................     (273)      (293)      (230)
Total revenue.............................................  $47,521    $50,152    $47,890

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

DEPRECIATION AND AMORTIZATION

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
AT&T Business Services Group................................  $4,220    $4,219    $3,357
AT&T Consumer Services Group................................     167       184       116
     Total reportable segments..............................   4,387     4,403     3,473
Corporate and other.........................................     151       116       104
Total depreciation and amortization.........................  $4,538     4,519     3,577

RECONCILIATION OF EARNINGS BEFORE INTEREST AND TAXES (EBIT) TO INCOME BEFORE INCOME TAXES

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                            --------------------------------
                                                              2000        1999        1998
                                                            --------    --------    --------
AT&T Business Services Group..............................  $ 5,991     $ 5,248     $ 4,031
AT&T Consumer Services Group..............................    6,822       7,543       6,190
     Total reportable segments' EBIT......................   12,813      12,791      10,221
Corporate and other.......................................    1,319         607      (1,904)
Deduct: Pretax minority interest income (expense).........       41          (1)         (1)
Add: Pretax losses from other equity investments..........       50          78         177
Interest expense..........................................    1,643         797         292
Income before income taxes, minority interest, and
  (earnings) losses from equity investments...............   12,498      12,680       8,203

ASSETS

                                                                   AT DECEMBER 31,
                                                            -----------------------------
                                                             2000       1999       1998
                                                            -------    -------    -------
AT&T Business Services Group..............................  $43,186    $38,081    $27,553
AT&T Consumer Services Group..............................    3,543      4,072      5,314
  Total reportable segments...............................   46,729     42,153     32,867
Corporate and Other assets
  Prepaid pension costs...................................    3,003      2,464      2,074
  Deferred taxes..........................................      892        673        815
  Other corporate assets..................................    6,389      4,603      4,380
Total assets..............................................   57,013     49,893     40,136

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

EQUITY INVESTMENTS

                                                                 AT DECEMBER 31,
                                                              ----------------------
                                                               2000     1999    1998
                                                              ------    ----    ----
AT&T Business Services Group................................  $2,355    $582    $ 51
Total reportable segments...................................   2,355     582      51
Corporate and other.........................................   1,631     286     276
Total equity investments....................................  $3,986    $868    $327

CAPITAL ADDITIONS

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
AT&T Business Services Group................................  $6,839    $9,091    $6,761
AT&T Consumer Services Group................................     148       299        99
     Total reportable segments..............................   6,987     9,390     6,860
Corporate and other.........................................   1,596       271       310
Total capital additions.....................................  $8,583    $9,661    $7,170

     Geographic information is not presented due to the immateriality of revenue attributable to international customers.

     AT&T Communications Services, Inc. continually reviews its management model and structure and makes adjustments accordingly, reflecting the dynamics of its business.

13. RELATED PARTY TRANSACTIONS

  TRANSACTIONS WITH CONCERT:

     AT&T Communications Services, Inc. has various related party transactions with Concert as a result of the closure of this global venture in early January 2000.

     Included in revenue for the year ended December 31, 2000, is $1,080 for services provided to Concert.

     Included in access and other connection expenses for the year ended December 31, 2000, are charges from Concert representing costs incurred on our behalf to connect calls made to foreign countries (international settlements) and costs paid by AT&T Communications Services, Inc. to Concert for distributing Concert products totaling $2,364.

     During the first quarter of 2000, AT&T Communications Services, Inc., contributed property, plant and equipment of approximately $1,600 to Concert. AT&T Communications Services, Inc. also loaned $1,000 to Concert; that loan is included within "Investments and related advances" in the accompanying 2000 Combined Balance Sheet. Interest income of $67 was recognized for the year ended December 31, 2000.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2000, AT&T Communications Services, Inc. had a floating rate loan payable to Concert in the amount of $126. The loan, which is due on demand, is included in "Other current liabilities" in the accompanying 2000 Combined Balance Sheet. Interest expense was $6 for the year ended December 31, 2000.

     Included in accounts receivable and accounts payable at December 31, 2000, was $462 and $518, respectively, related to transactions with Concert. Included in other receivables and other current liabilities at December 31, 2000, was $1,106 and $1,032, respectively, related to transactions associated with Concert.

  TRANSACTIONS WITH AT&T WIRELESS GROUP:

     Included in revenue for the years ended December 31, 2000, 1999 and 1998, was $317, $227 and $73, respectively, for wireline communications and other services provided to AT&T Wireless Group.

     AT&T Communication Services, Inc. purchases receivables from AT&T Wireless Services and provides customer care and billing services at cost-based prices, which approximates market prices. For the years ended December 31, 2000 and 1999, these customer care and billing services totaled $88, $77 and $18, respectively, and are reflected as a reduction of "Selling, general and administrative" expenses in the combined statements of income.

     Included in current assets at December 31, 2000 and 1999, were receivables of $402 and $5, respectively. The receivable at December 31, 2000 included $394 related to the sale of our investment in Rogers Cantel in December 2000. No interest was recorded for the year ended December 31, 2000 and the note was settled in the first quarter of 2001. Included in current liabilities are $99 and $91 at December 31, 2000 and 1999, respectively, related to the billing and collection functions on behalf of AT&T Wireless Group.

  TRANSACTIONS WITH AT&T BROADBAND GROUP:

     Included in revenue for the years ended December 31, 2000 and 1999, was $104 and $31, respectively, for wireline communication and other services provided to AT&T Broadband Group.

     AT&T Communication Services, Inc. provides AT&T Broadband Group with sales support, customer care, and certain billing and collection services at cost-based prices, which approximates market prices. For the years ended December 31, 2000 and 1999, these amounts totaled $89 and $121, respectively, and are reflected as a reduction of "selling, general and administrative" expenses in the combined statements of income.

     Included in current assets at December 31, 2000 and 1999, were receivables of $147 and $225, respectively. These receivables are primarily related to the sales support, customer care and billing services provided, except for $63 at December 31, 1999 which related to assets transferred to AT&T Broadband Group. Included in current liabilities were $49 and $12 at December 31, 2000 and 1999, respectively, primarily related to billing and collection functions on behalf of AT&T Broadband Group.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

14. NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Among other provisions, it requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Gains and losses resulting from changes in the fair values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The effective date for this standard was delayed via the issuance of SFAS No. 137. The effective date for SFAS No. 133 is now for fiscal years beginning after June 15, 2000, though earlier adoption is encouraged and retroactive application is prohibited. For AT&T Communications Services, Inc., this means that the standard must be adopted no later than January 1, 2001.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," as an amendment to SFAS No. 133. This statement provides clarification with regard to certain implementation issues under SFAS No. 133 on specific types of hedges.

     On January 1, 2001, AT&T Communications Services, Inc. adopted SFAS No.
133. AT&T Communication Services, Inc. recorded a cumulative effect of an accounting change, net of applicable taxes, of approximately $130 million of income, primarily attributable to our warrant portfolio. The impact of the adoption of SFAS No. 133, as amended by SFAS No. 138, on AT&T Communications Services, Inc.'s future results of operations is dependent upon the fair values of our derivatives and related financial instruments and could result in pronounced quarterly fluctuations in other income in future periods.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- a Replacement of FASB Statement No. 125". This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Under these standards, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. AT&T Communications Services Inc. does not expect that the adoption of SFAS No. 140 will have a material impact on our results of operations, financial position or cash flows.

15. SUBSEQUENT EVENTS

     On April 27, 2001, AT&T completed the sale of its stake in Japan Telecom Co. Ltd to Vodafone Group plc. The net pre-tax gain attributable to AT&T Communications Services, Inc. is expected to be approximately $470.

     On April 26, 2001, AT&T initiated a 364-day accounts receivable securitization program providing for up to $500 of funding. Under the program, a small percentage of accounts receivable related to AT&T Consumer Services Group will be sold on a discounted, revolving basis, to a special purpose, wholly-owned subsidiary, which assigns interests in such receivables to unrelated third-party financing entities.

                       AT&T COMMUNICATIONS SERVICES, INC.
                        (AN INTEGRATED BUSINESS OF AT&T)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     On March 23, 2001, AT&T signed an agreement to acquire substantially all of the assets of NorthPoint Communications Group, Inc. valued at approximately $135. The acquisition includes all of Northpoint's co-locations nationwide, certain network equipment, systems and support software and related assets, including two leased buildings. The purchase of NorthPoint Communications Group, Inc. is expected to be attributed to AT&T Communications Services, Inc.

                                      AT&T

                 CONSOLIDATING CONDENSED FINANCIAL INFORMATION

     In conjunction with the issuance of AT&T Wireless Group and Liberty Media Group tracking stocks, and the proposed issuance of AT&T Broadband and AT&T Consumer Services Group tracking stocks, AT&T has separated for financial reporting purposes in all periods the AT&T Common Stock Group, Liberty Media Group, AT&T Consumer Services Group, AT&T Broadband Group and AT&T Wireless Group. Below is the consolidating financial information reflecting the businesses of these individual groups, including the allocation of expenses between the groups in accordance with our allocation policies, as well as other related party transactions such as sales of services between groups and interest income and expense on intercompany borrowings. The AT&T Common Stock Group presented below excludes its retained portion of the value of any of the tracking stocks. AT&T does not have a controlling financial interest in Liberty Media Group for financial accounting purposes; therefore, our ownership in Liberty Media Group is reflected as an investment accounted for under the equity method and is reflected as such in the consolidating financial statements below.

     AT&T Wireless Group, AT&T Consumer Services Group and AT&T Broadband Group purchase long distance and other network-related services from AT&T at market-based prices and such amounts are eliminated in consolidation. Prior to the offering of AT&T Wireless Group tracking stock, the capital structure of AT&T Wireless Group had been assumed based upon AT&T's historical capital ratio adjusted for certain items. Intercompany interest rates are intended to be substantially equivalent to the interest rate that AT&T Wireless Group would be able to obtain or receive if it were a stand-alone entity. Debt has been allocated to AT&T Consumer Services Group and AT&T Broadband Group, based on the future view of AT&T's debt position after taking into account the significant deleveraging activities of AT&T. This allocation took into account the following factors: prospective financing requirements, desired stand-alone credit profile, working capital and capital expenditure requirements and comparable company profiles. At or before the time of the spin-off, when AT&T Communications Services, Inc. is separated from historical AT&T, we plan to seek to transfer the indebtedness allocated to AT&T Business Services Group and AT&T Consumer Services Group from historical AT&T to AT&T Communications Services, Inc. We may seek to accomplish this through a variety of measures that may result in increased costs and additional covenants on AT&T Communications Services, Inc. The historical interest expense on the allocated debt was calculated based on a rate intended to be equivalent to the rate AT&T Consumer Services Group and AT&T Broadband Group would have received if each was a stand-alone entity. General corporate overhead related to AT&T's corporate headquarters and common support divisions has been allocated to the groups based on the ratio of each group's external costs and expenses to AT&T's consolidated external costs and expenses, adjusted for any functions that any group performs on its own. The consolidated income tax provision, related tax payments or refunds, and deferred tax balances of AT&T have been allocated to the groups based principally on the taxable income and tax credits directly attributable to each group.

     Pursuant to the Inter-Group agreement, AT&T does not allocate general overhead expenses to Liberty Media Group and only charges Liberty Media Group for specific services that Liberty Media Group receives from AT&T pursuant to service agreements or similar arrangements. Additionally, as Liberty Media Group operates independent of AT&T, there is no cash or debt allocated to them.

                                      AT&T

                    CONSOLIDATING CONDENSED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                        AT&T                  AT&T
                                       COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                        STOCK    WIRELESS   SERVICES   BROADBAND    MEDIA        ELIMINATIONS/       CONSOLIDATED
                                        GROUP     GROUP      GROUP       GROUP      GROUP     RECLASSIFICATIONS(1)    AT&T CORP.
                                       -------   --------   --------   ---------   --------   --------------------   ------------
External revenue..................... $28,194    $10,448    $18,894     $ 8,445    $     --         $    --            $ 65,981
Inter-group revenue..................     723                                                          (723)
Total revenue........................  28,917     10,448     18,894       8,445                        (723)             65,981
Operating Expenses
Costs of services and products.......   6,690      4,969      1,711       4,600                        (383)             17,587
Access and other connection..........   7,936                 5,204                                     378              13,518
Selling, general and
  administrative.....................   4,322      3,302      3,636       2,043                                          13,303
Depreciation and other
  amortization.......................   4,082      1,686        167       1,674                        (335)              7,274
Amortization of goodwill, franchise
  costs and other purchased
  intangibles........................     288                             2,377                         328               2,993
Net restructuring and other
  charges............................     662                    97       6,270                                           7,029
Inter-group expenses.................  (1,281)       529      1,338         137                        (723)
Total operating expenses.............  22,699     10,486     12,153      17,101                        (735)             61,704
Operating income (loss)..............   6,218        (38)     6,741      (8,656)                         12               4,277
Other income (expense)...............   1,108        391         81         (39)                        (27)              1,514
Inter-group interest income..........     813        143                                               (956)
Interest expense.....................   2,294       (111)                 1,000                                           3,183
Inter-group interest expense.........     143        196        164         323                        (826)
Income before income taxes, minority
  interest and earnings (losses) from
  equity investments.................   5,702        411      6,658     (10,018)                       (145)              2,608
Provision for income taxes...........   1,836        141      2,546      (1,183)                          2               3,342
Minority interest income (expense)...      30                             4,062                          28               4,120
Equity earnings from Liberty Media
  Group..............................                                                 1,488                               1,488
Net earnings (losses) from other
  equity investments.................      12        388                   (597)                         (8)               (205)
Net income...........................   3,908        658      4,112      (5,370)      1,488            (127)              4,669
Dividend requirements on preferred
  stock held by AT&T, net............                130                                               (130)
Net income after preferred stock
  dividends..........................  $3,908    $   528    $ 4,112     $(5,370)   $  1,488         $     3            $  4,669

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                     CONSOLIDATING CONDENSED BALANCE SHEET

                              AT DECEMBER 31, 2000
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                        AT&T                  AT&T
                                       COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                        STOCK    WIRELESS   SERVICES   BROADBAND    MEDIA        ELIMINATIONS/       CONSOLIDATED
                                        GROUP     GROUP      GROUP       GROUP      GROUP     RECLASSIFICATIONS(1)    AT&T CORP.
                                       -------   --------   --------   ---------   --------   --------------------   ------------
ASSETS
Cash and cash equivalents............  $    3    $    62    $    --    $     61    $     --         $     --           $    126
Receivables..........................   7,991      2,010      2,681         774                         (609)            12,847
Deferred income taxes................     405         93        314                                                         812
Other current assets.................     325        417         68       2,671                         (179)             3,302
Short-term notes payable due from
  related party......................   6,468                                                         (6,468)
  Total current assets...............  15,192      2,582      3,063       3,506                       (7,256)            17,087
Property, plant & equipment, net.....  25,912      9,892        170      15,187                                          51,161
Franchise costs, net.................                                    48,218                                          48,218
Licensing costs, net.................             13,627                                                  (1)            13,626
Goodwill, net........................   5,562      5,816         81      21,139                       (1,120)            31,478
Investment in Liberty Media Group and
  related receivables, net...........                                                34,290                              34,290
Other investments & related
  advances...........................   5,827      3,385          4      25,045                                          34,261
Other assets.........................   6,416                   225       4,439                        1,022             12,102
Long-term assets due from related
  party..............................   8,800                                                         (8,800)
  Total Assets....................... $67,709    $35,302    $ 3,543    $117,534    $ 34,290         $(16,155)          $242,223
LIABILITIES
Debt maturing within one year........ $28,752    $   109    $    13    $  3,073    $     --         $                  $ 31,947
Short-term debt due to related
  party..............................                638                  5,830                       (6,468)
Liability under put options..........                                     2,564                                           2,564
Other current liabilities............   8,041      2,907      1,757       4,483                         (832)            16,356
  Total current liabilities..........  36,793      3,654      1,770      15,950                       (7,300)            50,867
Long-term debt.......................  13,572                            19,517                            3             33,092
Long-term debt due to related
  party..............................              1,800      4,000                                   (5,800)
Deferred income taxes................   3,475      4,659         29      28,550                                          36,713
Other long-term liabilities &
  deferred credits...................   7,230        271        285       1,069                          (95)             8,760
  Total Liabilities.................. $61,070    $10,384    $ 6,084    $ 65,086    $     --         $(13,192)          $129,432
Minority interest                         421         41                  4,421                                           4,883
Company-obligated convertible
  quarterly income preferred
  securities of a subsidiary trust
  holding solely subordinated debt
  securities of AT&T.................                                     4,710                                           4,710
SHAREOWNERS' EQUITY
AT&T Common Stock....................                                                                  3,760              3,760
AT&T Wireless Group Common Stock.....                                                                    362                362
Liberty Media Group Class A Common
  Stock..............................                                                                  2,364              2,364
Liberty Media Group Class B Common
  Stock..............................                                                                    206                206
Other shareowners' equity............   6,218     21,877     (2,541)     43,317      34,290           (6,655)            96,506
Other shareowners' equity due to
  related party......................              3,000                                              (3,000)
  Total shareowners' equity..........   6,218     24,877     (2,541)     43,317      34,290           (2,963)           103,198
  Total Liabilities and Shareowners'
    Equity........................... $67,709    $35,302    $ 3,543    $117,534    $ 34,290         $(16,155)          $242,223

-------------------------
 (1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                CONSOLIDATING CONDENSED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                         AT&T                  AT&T
                                        COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                         STOCK    WIRELESS   SERVICES   BROADBAND    MEDIA       ELIMINATIONS/       CONSOLIDATED
                                         GROUP     GROUP      GROUP       GROUP      GROUP    RECLASSIFICATIONS(1)    AT&T CORP.
                                        -------   --------   --------   ---------   -------   --------------------   ------------
Net cash provided by operating
  activities..........................  $6,352    $ 1,830     $4,787     $  802       $--           $  (464)           $13,307
INVESTING ACTIVITIES
Capital expenditures and other
  additions...........................  (6,338)    (4,012)      (148)    (4,426)                                       (14,924)
Increase in other receivables.........  (6,300)                                                       5,248             (1,052)
Equity investment distributions and
  sales...............................     414        360                   578                                          1,352
Equity investment contributions and
  purchases...........................  (1,160)    (1,645)                 (607)                                        (3,412)
Net acquisitions of businesses
  including cash acquired.............  (16,591)   (4,763)        15        (71)                                       (21,410)
Other.................................     (39)      (465)         1         15                                           (488)
Net cash used in investing
  activities..........................  (30,014)  (10,525)      (132)    (4,511)                      5,248            (39,934)
FINANCING ACTIVITIES
Proceeds from long-term debt
  issuances...........................     739                            3,862                                          4,601
Retirement of long-term debt..........    (689)                          (1,429)                                        (2,118)
Issuance of AT&T Wireless Group common
  shares..............................   3,314      7,000                                                               10,314
Dividends paid........................  (1,016)               (2,031)                                                   (3,047)
Increase (decrease) in short-term
  borrowings, net.....................  16,973        638        (23)     1,533                      (2,148)            16,973
Other.................................   3,331      1,114     (2,607)      (196)                     (2,636)              (994)
Net cash provided by (used in)
  financing activities................  22,652      8,752     (4,661)     3,770                      (4,784)            25,729
Net (decrease) increase in cash and
  cash equivalents....................  (1,010)        57         (6)        61                                           (898)
Cash and cash equivalents at beginning
  of year.............................   1,013          5          6                                                     1,024
Cash and cash equivalents at end of
  year................................  $    3    $    62     $   --     $   61       $--           $    --            $   126

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                    CONSOLIDATING CONDENSED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                         AT&T                  AT&T
                                        COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                         STOCK    WIRELESS   SERVICES   BROADBAND    MEDIA       ELIMINATIONS/       CONSOLIDATED
                                         GROUP     GROUP      GROUP       GROUP      GROUP    RECLASSIFICATIONS(1)    AT&T CORP.
                                        -------   --------   --------   ---------   -------   --------------------   ------------
External revenue...................... $28,140     $7,627    $21,753     $ 5,080    $    --          $  --             $62,600
Inter-group revenue...................     586                                                        (586)
Total revenue.........................  28,726      7,627     21,753       5,080                      (586)             62,600
Operating Expenses
Costs of services and products........   6,405      3,676      2,067       2,686                      (240)             14,594
Access and other connection...........   8,216                 6,223                                   247              14,686
Selling, general and administrative...   6,266      2,273      3,872       1,106                        (1)             13,516
Depreciation and other amortization...   4,164      1,253        168         805                      (252)              6,138
Amortization of goodwill, franchise
  costs and other purchased
  intangibles.........................     172                    16         869                       244               1,301
Net restructuring and other charges...     324        531          7         644                                         1,506
Inter-group expenses..................  (2,186)       560      2,065         147                      (586)
Total operating expenses..............  23,361      8,293     14,418       6,257                      (588)             51,741
Operating income (loss)...............   5,365       (666)     7,335      (1,177)                        2              10,859
Other income (expense)................     600        122        174          50                       (15)                931
Inter-group interest income...........     399                    34                                  (433)
Interest expense......................   1,138        (78)         3         614                        88               1,765
Inter-group interest expense..........      34        214         38          91                      (377)
Income before income taxes, minority
  interest and earnings (losses) from
  equity investments..................   5,192       (680)     7,502      (1,832)                     (157)             10,025
Provision for income taxes............   1,612       (294)     2,869        (465)                      (27)              3,695
Minority interest income (expense)....      (6)                             (126)                       17                (115)
Equity losses from Liberty Media
  Group...............................                                               (2,022)                            (2,022)
Net earnings (losses) from other
  equity investments..................     (53)       (19)                  (707)                       14                (765)
Net income............................   3,521       (405)     4,633      (2,200)    (2,022)           (99)              3,428
Dividend requirement on preferred
  stock held by AT&T, net.............                 56                                              (56)
Net income after preferred stock
  dividends...........................  $3,521     $ (461)   $ 4,633     $(2,200)   $(2,022)         $ (43)            $ 3,428

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                     CONSOLIDATING CONDENSED BALANCE SHEET

                              AT DECEMBER 31, 1999
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                         AT&T                  AT&T
                                        COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                         STOCK    WIRELESS   SERVICES   BROADBAND    MEDIA       ELIMINATIONS/       CONSOLIDATED
                                         GROUP     GROUP      GROUP       GROUP      GROUP    RECLASSIFICATIONS(1)    AT&T CORP.
                                        -------   --------   --------   ---------   -------   --------------------   ------------
ASSETS
Cash and cash equivalents.............  $1,013    $     5     $    6     $    --    $    --         $     --           $  1,024
Receivables...........................   6,022      1,300      3,115         407                        (391)            10,453
Deferred income taxes.................     527        127        372         261                                          1,287
Other current assets..................     527        196         81         432                        (116)             1,120
Short-term notes payable due from
  related party.......................   4,297                                                        (4,297)
        Total current assets..........  12,386      1,628      3,574       1,100                      (4,804)            13,884
Property, plant & equipment, net......  25,454      6,349        132       7,780                         (97)            39,618
Franchise costs, net..................                                    32,693                                         32,693
Licensing costs, net..................              8,571                                                (23)             8,548
Goodwill, net.........................   5,092      2,462         89         129                        (327)             7,445
Investment in Liberty Media Group and
  related receivables, net............                                               38,460                              38,460
Other investments & related
  advances............................   1,522      4,502                 13,334                           8             19,366
Other assets..........................   5,674                   277       3,192                         249              9,392
Long-term assets due from related
  party...............................   5,300                                                        (5,300)
        Total Assets.................. $55,428    $23,512     $4,072     $58,228    $38,460         $(10,294)          $169,406

LIABILITIES
Debt maturing within one year......... $11,511    $   154     $   36     $   932    $    --         $                  $ 12,633
Short-term debt due to related
  party...............................                                     4,297                      (4,297)
Other current liabilities.............   9,600      2,143      1,730       2,873                        (772)            15,574
        Total current liabilities.....  21,111      2,297      1,766       8,102                      (5,069)            28,207
Long-term debt........................  13,542                             9,671                           4             23,217
Long-term debt due to related party...              3,400        900                                  (4,300)
Deferred income taxes.................   2,324      3,750         41      18,142                         (58)            24,199
Other long-term liabilities & deferred
  credits.............................   7,030         48        295         397                          (5)             7,765
        Total Liabilities............. $44,007    $ 9,495     $3,002     $36,312    $    --         $ (9,428)          $ 83,388
Minority Interest.....................      44         20                  2,327                                          2,391
Company-obligated convertible
  quarterly income preferred
  securities of a subsidiary trust
  holding solely subordinated debt
  securities of AT&T..................                                     4,700                                          4,700

SHAREOWNERS' EQUITY
AT&T common stock.....................                                                                 3,196              3,196
Liberty Media Group Class A Common
  Stock...............................                                                                 2,314              2,314
Liberty Media Group Class B Common
  Stock...............................                                                                   217                217
Other shareowners' equity.............  11,377     12,997      1,070      14,889     38,460           (5,593)            73,200
Other shareowners' equity due to
  related party.......................              1,000         --          --                      (1,000)
        Total shareowners' equity.....  11,377     13,997      1,070      14,889     38,460             (866)            78,927
        Total Liabilities and
          Shareowners' Equity.........  $55,428   $23,512     $4,072     $58,228    $38,460         $(10,294)          $169,406

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                CONSOLIDATING CONDENSED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                         AT&T                  AT&T
                                        COMMON      AT&T     CONSUMER     AT&T      LIBERTY
                                        STOCK     WIRELESS   SERVICES   BROADBAND    MEDIA       ELIMINATIONS/       CONSOLIDATED
                                        GROUP      GROUP      GROUP       GROUP      GROUP    RECLASSIFICATIONS(1)    AT&T CORP.
                                       --------   --------   --------   ---------   -------   --------------------   ------------
Net cash provided by (used in)
  operating activities...............  $  5,227   $   867    $ 4,350     $ 1,380      $--           $  (303)           $ 11,521

INVESTING ACTIVITIES
Capital expenditures and other
  additions..........................    (8,334)   (2,272)      (300)     (3,161)                        47             (14,020)
(Increase) decrease in other
  receivables........................    (6,243)               1,580                                  4,680                  17
Equity investment distributions and
  sales..............................       822       236                    817                                          1,875
Equity investment contributions and
  purchases..........................    (6,529)     (284)                (1,308)                                        (8,121)
Net acquisitions of businesses
  including cash acquired............    (7,820)      244        125         740                                         (6,711)
Other................................       (67)      (47)        (7)         (3)                        41                 (83)
Net cash (used in) provided by
  investing activities...............   (28,171)   (2,123)     1,398      (2,915)                     4,768             (27,043)

FINANCING ACTIVITIES
Proceeds from long-term debt
  issuances..........................     8,396                                                                           8,396
Retirement of long-term debt.........      (776)                          (2,031)                                        (2,807)
Issuance of convertible securities...                                      4,638                                          4,638
Net acquisition of treasury shares...    (4,624)                                                                         (4,624)
Dividends paid.......................      (904)              (1,808)                                                    (2,712)
Increase (decrease) in short-term
  borrowings, net....................     8,768        65         (5)      4,297                     (2,887)             10,238
Other................................     9,964     1,169     (3,929)     (5,369)                    (1,578)                257
Net cash provided by (used in)
  financing activities...............    20,824     1,234     (5,742)      1,535                     (4,465)             13,386
Net (decrease) increase in cash and
  cash equivalents...................    (2,120)      (22)         6                                                     (2,136)
Cash and cash equivalents at
  beginning of year..................     3,133        27                                                                 3,160
Cash and cash equivalents at end of
  year...............................  $  1,013   $     5    $     6     $    --      $--           $    --            $  1,024

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                    CONSOLIDATING CONDENSED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                               AT&T                  AT&T
                                                              COMMON      AT&T     CONSUMER
                                                               STOCK    WIRELESS   SERVICES      ELIMINATIONS/       CONSOLIDATED
                                                               GROUP     GROUP      GROUP     RECLASSIFICATIONS(1)    AT&T CORP.
                                                              -------   --------   --------   --------------------   ------------
External revenue............................................ $25,054     $5,406    $22,763           $  --             $53,223
Inter-group revenue.........................................     353                                  (353)
Total revenue...............................................  25,407      5,406     22,763            (353)             53,223
Operating Expenses..........................................
Costs of services and products..............................   6,082      2,363      2,254            (204)             10,495
Access and other connection.................................   7,664                 7,453             211              15,328
Selling, general and administrative.........................   6,802      1,931      4,043              (6)             12,770
Depreciation and other amortization.........................   3,418      1,079        116            (235)              4,378
Amortization of goodwill, franchise costs and other
  purchased intangibles.....................................      44                                   207                 251
Net restructuring and other charges.........................   2,533        120        (19)           (120)              2,514
Inter-group expenses........................................  (2,715)       256      2,812            (353)
Total operating expenses....................................  23,828      5,749     16,659            (500)             45,736
Operating income (loss).....................................   1,579       (343)     6,104             147               7,487
Other income (expense)......................................     792        650         19            (180)              1,281
Inter-group interest income.................................     270                    67            (337)
Interest expense............................................     512        (70)         3             (18)                427
Inter-group interest expense................................      67        190         24            (281)
Income from continuing operations before income taxes,
  minority interest and earnings (losses) from equity
  investments...............................................   2,062        187      6,163             (71)              8,341
Provision for income taxes..................................     640         59      2,356              (6)              3,049
Minority interest income....................................                                            21                  21
Net earnings (losses) from other equity investments.........    (108)        36                         (6)                (78)
Income from continuing operations...........................   1,314        164      3,807             (50)              5,235
Dividend requirements on preferred stock held by AT&T,
  net.......................................................                 56                        (56)
Net income after preferred stock dividends..................  $1,314     $  108    $ 3,807           $   6             $ 5,235

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

                                      AT&T

                CONSOLIDATING CONDENSED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                               AT&T                  AT&T
                                                              COMMON      AT&T     CONSUMER
                                                               STOCK    WIRELESS   SERVICES      ELIMINATIONS/       CONSOLIDATED
                                                               GROUP     GROUP      GROUP     RECLASSIFICATIONS(1)    AT&T CORP.
                                                              -------   --------   --------   --------------------   ------------
Net cash provided by operating activities of continuing
  operations................................................  $5,787    $   414    $ 4,141          $  (125)           $ 10,217
INVESTING ACTIVITIES
Capital expenditures and other additions....................  (6,411)    (1,219)       (98)              15              (7,713)
(Increase) decrease in other receivables....................   7,423                (1,580)             560               6,403
Net sales of marketable securities..........................     307                                                        307
Equity investment distributions and sales...................     148      1,354                          14               1,516
Equity investment contributions and purchases...............  (1,118)      (156)                         (7)             (1,281)
Net acquisitions of businesses, including cash acquired.....   4,183        324                                           4,507
Other.......................................................     (97)       (65)        37              (32)               (157)
Net cash provided by (used in) investing activities of
  continuing operations.....................................   4,435        238     (1,641)             550               3,582
FINANCING ACTIVITIES
Retirement of long-term debt................................  (2,608)               (1,122)           1,120              (2,610)
Net acquisition of treasury shares..........................  (3,321)                                                    (3,321)
Dividends paid..............................................    (729)               (1,458)                              (2,187)
(Decrease) increase in short-term borrowings, net...........  (1,496)        43                      (1,580)             (3,033)
Other.......................................................     753       (674)        80              (57)                102
Net cash used in financing activities of continuing
  operations................................................  (7,401)      (631)    (2,500)            (517)            (11,049)
Net cash provided by discontinued operations................                                             92                  92
Net increase in cash and cash equivalents...................   2,821         21                                           2,842
Cash and cash equivalents at beginning of year..............     312          6                                             318
Cash and cash equivalents at end of year....................  $3,133    $    27    $    --          $    --            $  3,160

-------------------------
(1) Includes the elimination of inter-group transactions, consolidating entries, as well as reclassifications and adjustments.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma condensed combined financial statements set forth below for AT&T give effect to

     - The AT&T Wireless Group Exchange Offer

     - the DoCoMo investment

     - the AT&T Wireless Group distribution (collectively, the AT&T wireless events)

     - the Liberty Media Group distribution

     - the AT&T Communications Services distribution ("AT&T Business Services and AT&T Consumer Services")

(collectively, the AT&T restructuring events), as if such events had been completed on January 1, 1998 for income statement purposes, and at December 31, 2000 for balance sheet purposes, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed combined financial statements set forth below for AT&T also give effect to the TCI and MediaOne mergers as if they had been completed on January 1, 1998 for income statement purposes. Upon receipt of necessary approvals, AT&T will report AT&T Wireless Group and AT&T Communications Services as Discontinued Operations, in accordance with APB Opinion No. 30 "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" (APB
30). For accounting purposes, the spin-off/split-off (the "distribution") of the AT&T Wireless Group and the split-off of AT&T Consumer Services are considered non pro-rata distributions and are expected to be recorded at fair value resulting in the recognition of gains on the remaining AT&T entity upon the distribution date. The split-off of Liberty Media Group and the spin-off of AT&T Business Services will be pro-rata distributions and are therefore recorded at historical cost. The continuing operations of AT&T after the necessary approvals are received for the distribution of AT&T Wireless Group, Liberty Media Group and AT&T Communications Services will consist solely of the AT&T Broadband Group. See the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements for additional disclosure of potential material nonrecurring charges and credits directly attributable to the events as noted above which are not reflected in the pro forma financial statements.

     The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed combined financial statements do not necessarily represent what AT&T's financial position or results of operations would have been had the TCI or MediaOne mergers, the AT&T wireless events or the distributions of Liberty Media Group and AT&T Communications Services occurred on such dates or to project AT&T's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of AT&T, AT&T Wireless Group, Liberty Media Group and AT&T Communications Services, incorporated by reference or included herein.

     After obtaining shareholder and other approvals, AT&T intends to dividend AT&T Consumer Services Group tracking stock to current AT&T shareholders representing 100% of the financial performance and economic value of AT&T Consumer Services Group. Due to the fact that this separate class of stock is being created in contemplation of the subsequent distribution, the split-off of AT&T Consumer Services Group tracking stock will be recorded at fair value resulting in the recognition of a nonrecurring gain on the remaining AT&T entity. The fair value of AT&T Consumer

Services Group is estimated to be between $2 billion and $5 billion. This fair value estimate as compared to the historical book value of AT&T Consumer Services Group of approximately ($2.5) billion yields a gain on distribution of between $4.5 billion and $7.5 billion. The estimate of fair value is not intended to represent management's approximation of the market value of the AT&T Consumer Services Group tracking stock. Such value will be determined by, among other things, the results of operations and financial condition of AT&T Consumer Services Group and market conditions at the time that AT&T Consumer Services Group tracking stock is issued. AT&T Consumer Services Group tracking stock is expected to be split-off in conjunction with the spin-off of the AT&T Business Services. The distribution of AT&T Business Services is a pro-rata distribution and will therefore be accounted for at historical cost. After the distribution, AT&T Consumer Services Group is expected to remain a tracking stock of AT&T Communications Services.

     On January 22, 2001, DoCoMo invested approximately $9.8 billion for shares of a new class of AT&T preferred stock that are generally economically equivalent to 406,255,889 shares of AT&T Wireless Group tracking stock, and are intended to reflect approximately 16% of the financial performance and economic value of AT&T Wireless Group. As part of this investment, DoCoMo also received five-year warrants to purchase the equivalent of an additional 41,748,273 shares of AT&T Wireless Group tracking stock at $35 per share, and DoCoMo and AT&T Wireless Services formed a strategic alliance to develop the next generation of mobile multimedia services on a global-standard, high-speed wireless network. Of the 406,255,889 AT&T Wireless Group tracking stock share equivalents issued to DoCoMo, 228,128,307 shares represented new share equivalents at $27.00 each, and the remaining 178,127,582 share equivalents represented a reduction of AT&T Common Stock Group's retained portion of the value of AT&T Wireless Group at $20.50 each. Accordingly, AT&T Common Stock Group retained $3.6 billion of the proceeds of the DoCoMo investment and allocated $6.2 billion to AT&T Wireless Group. The DoCoMo tracking stock will convert into AT&T Wireless Group tracking stock immediately prior to the split-off at a rate of 500 to 1.

     AT&T closed its merger with MediaOne on June 15, 2000. Therefore, MediaOne is reflected in the December 31, 2000 balance sheet. The merger was accounted for using the purchase method of accounting. Accordingly, AT&T has established a new basis for MediaOne Group's assets and liabilities using their preliminarily assigned fair values based on the allocation of the purchase price including the costs of the merger.

     AT&T closed its merger with TCI on March 9, 1999. Therefore, TCI is reflected in the December 31, 2000 balance sheet. The merger was accounted for using the purchase method of accounting. Accordingly, AT&T has established a new basis for TCI's assets and liabilities using their assigned fair values based on the allocation of the purchase price including the costs of the merger. In connection with the merger, AT&T issued a separate tracking stock to reflect the economic performance of Liberty Media Group, TCI's former programming and technology investment businesses.

     On April 27, 2000, AT&T completed the sale of a tracking stock (AT&T Wireless Group tracking stock) intended to reflect 15.6% of the financial performance and economic value of AT&T Wireless Group. The results of AT&T Wireless Group are included in their entirety in the consolidated results of AT&T. The earnings available to Common Shareholders are (reduced) increased by the 15.6% of (income) loss from the AT&T Wireless Group beginning on April 27, 2000, the date of formation of the AT&T Wireless Group Tracking Stock.

     Upon the split-off, AT&T Wireless Services will assume a portion of AT&T's outstanding employee stock options. In connection with this assumption, AT&T will, effective immediately prior to the split-off, reduce the AT&T Common Stock Group's retained portion of the value of the AT&T Wireless Group by the equivalent of 12,577,650 shares of AT&T Wireless Group tracking stock. This will have the effect of reducing the total number of shares of AT&T Wireless Services common stock distributed to holders of AT&T common stock in the split-off.

                                      AT&T

              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                              AT DECEMBER 31, 2000
                             (DOLLARS IN MILLIONS)

                                                                  DOCOMO &
                                                                AWE EXCHANGE                                         PRO FORMA
                                                   HISTORICAL    PRO FORMA           AWE              OTHER        AT&T EXCLUDING
                                                    AT&T(1)     ADJUSTMENTS    DISTRIBUTION(8)   ADJUSTMENTS(10)        AWE
                                                   ----------   ------------   ---------------   ---------------   --------------
ASSETS:
Cash and cash equivalents........................       126         9,811(6)           (62)           (5,438)(9)           64
                                                                   (3,652)(6)       (6,159)
                                                                                     5,438(9)
Receivables -- net...............................    12,847            --           (1,891)              741           11,059
                                                                                      (638)(9)
Deferred income taxes............................       812            --              (93)               --              719
Other current assets.............................     3,302            --             (418)               --            2,884
Property, plant and equipment -- net.............    51,161            --           (9,892)               --           41,269
Franchise costs -- net...........................    48,218            --               --                --           48,218
Licensing cost -- net............................    13,626            --          (13,626)               --               --
Goodwill -- net..................................    31,478            --           (4,696)               --           26,782
Investment in Liberty Media Group and related
 receivables, net................................    34,290            --               --                --           34,290
Other investments and related advances...........    34,261            --             (385)            3,000           33,876
                                                                                    (3,000)(9)
Prepaid pension costs............................     3,003            --               --                --            3,003
Other assets.....................................     9,099            --           (1,121)            1,803            7,981
                                                                                    (1,800)(9)
                                                                                   (18,399)
                                                                                    18,399(7)
                                                    -------        ------          -------           -------          -------
TOTAL ASSETS.....................................   242,223         6,159          (38,343)              106          210,145
                                                    =======        ======          =======           =======          =======
LIABILITIES
Accounts payable.................................     6,455            --           (1,080)              106            5,481
Payroll and benefit-related liabilities..........     2,423            --             (432)               --            1,991
Debt maturing within one year....................    31,947        (3,652)(6)         (747)              638           22,748
                                                                                                      (5,438)(9)
Other current liabilities........................    10,042            --           (1,278)               --            8,764
Long-term debt...................................    33,092            --           (1,803)            1,800           33,089
Long-term benefit-related liabilities............     3,670            --               --                --            3,670
Deferred income taxes............................    36,713            --           (4,659)               --           32,054
Other long-term liabilities and deferred
 credits.........................................     5,090           305(6)          (268)               --            4,822
                                                                                      (305)
                                                    -------        ------          -------           -------          -------
TOTAL LIABILITIES................................   129,432        (3,347)         (10,572)           (2,894)         112,619
Minority interest................................     4,883            --              (41)               --            4,842
Company-obligated convertible quarterly income
 preferred securities of subsidiary trust holding
 solely subordinated debt securities of AT&T.....     4,710            --               --                --            4,710
Convertible preferred stock......................        --         9,506(6)        (9,506)               --               --
SHAREOWNERS' EQUITY
Common Stock:
AT&T common stock, $1 par value, authorized
 6,000,000,000 shares; issued and outstanding
 3,760,151,185 shares............................     3,760          (428)(5)           --                --            3,332
AT&T Wireless Group Preferred Stock..............        --            --           (3,000)            3,000               --
AT&T Wireless Group Common Stock, $1 par value,
 authorized 6,000,000,000 shares; issued and
 outstanding 361,802,200.........................       362           503(5)           406                --               --
                                                                                    (1,271)
Liberty Media Group Class A Common Stock, $1 par
 value, authorized 4,000,000,000 shares; issued
 and outstanding 2,363,738,198 shares............     2,364            --               --                --            2,364
Liberty Media Group Class B Common Stock, $1 par
 value, authorized 400,000,000 shares; issued and
 outstanding 206,221,288 shares..................       206            --               --                --              206
Total Additional Paid-In Capital.................    90,496        (8,918)(5)        9,100                --           79,554
                                                                    9,497(5)       (20,621)
Retained earnings................................     7,408          (654)(5)       18,399(7)             --            2,944
                                                                                   (22,209)
Accumulated other comprehensive income...........    (1,398)           --              972                --             (426)
                                                    -------        ------          -------           -------          -------
TOTAL SHAREOWNERS' EQUITY........................   103,198            --          (18,224)            3,000           87,974
TOTAL LIABILITIES & EQUITY.......................   242,223         6,159          (38,343)              106          210,145
                                                    =======        ======          =======           =======          =======

See Notes To Unaudited AT&T Condensed Combined Pro-Forma Financial Statements

                                      AT&T

                              AT DECEMBER 31, 2000
                             (DOLLARS IN MILLIONS)

                                                    PRO FORMA
                                                      AT&T           LIBERTY          COMMUNICATIONS
                                                    EXCLUDING         MEDIA              SERVICES           OTHER       PRO FORMA
                                                       AWE       DISTRIBUTION(11)   DISTRIBUTION (13)    ADJUSTMENTS      AT&T
                                                   -----------   ----------------   ------------------   -----------    ---------
ASSETS:
Cash and cash equivalents........................         64            (650)(12)           (352)             938(16)         --
Receivables -- net...............................     11,059              --             (10,616)          22,146(14)     22,794
                                                                                                              205(15)
Deferred income taxes............................        719              --              (1,206)             487(15)         --
Other current assets.............................      2,884              --                (480)              --          2,404
Property, plant and equipment -- net.............     41,269              --             (26,083)              --         15,186
Franchise costs -- net...........................     48,218              --                  --               --         48,218
Licensing cost -- net............................         --              --                  --               --             --
Goodwill -- net..................................     26,782              --              (5,643)              --         21,139
Investment in Liberty Media Group and related
  receivables, net...............................     34,290         (34,290)                 --               --             --
Other investments and related advances...........     33,876              --              (5,830)              --         28,046
Prepaid pension costs............................      3,003              --              (3,003)                             --
Other assets.....................................      7,981              --              (3,800)           8,603(14)     12,863
                                                                                                               79(15)
                                                     -------         -------             -------           ------        -------
TOTAL ASSETS.....................................    210,145         (34,940)            (57,013)          32,458        150,650
                                                     =======         =======             =======           ======        =======
LIABILITIES
Accounts payable.................................      5,481              --              (4,998)             417(15)      1,838
                                                                                                              938(16)
Payroll and benefit-related liabilities..........      1,991              --              (1,421)              (1)(15)       569
Debt maturing within one year....................     22,748              --             (22,341)          22,146(14)     22,553
Other current liabilities........................      8,764              --              (3,568)             487(15)      5,683
Long-term debt...................................     33,089              --              (8,745)           8,603(14)     32,947
Long-term benefit-related liabilities............      3,670              --              (3,531)              --            139
Deferred income taxes............................     32,054              --              (3,575)              34(15)     28,513
Other long-term liabilities and deferred
  credits........................................      4,822              --              (3,999)              79(15)        902
                                                     -------         -------             -------           ------        -------
TOTAL LIABILITIES................................    112,619              --             (52,178)          32,703         93,144
Minority interest................................      4,842              --                (420)              --          4,422
Company-obligated convertible quarterly income
  preferred securities of subsidiary trust
  holding solely subordinated debt securities of
  AT&T...........................................      4,710              --                  --               --          4,710
Convertible preferred stock......................         --              --                  --               --             --
SHAREOWNERS' EQUITY
Common Stock:
AT&T common stock, $1 par value, authorized
  6,000,000,000 shares; issued and outstanding
  3,760,151,185 shares...........................      3,332              --                  --               --          3,332
AT&T Wireless Group Preferred Stock..............         --              --                  --               --             --
AT&T Wireless Group Common Stock, $1 par value,
  authorized 6,000,000,000 shares; issued and
  outstanding 361,802,200........................         --              --                  --               --             --
                                                                          --                                   --
Liberty Media Group Class A Common Stock, $1 par
  value, authorized 4,000,000,000 shares; issued
  and outstanding 2,363,738,198 shares...........      2,364          (2,364)                 --               --             --
Liberty Media Group Class B Common Stock, $1 par
  value, authorized 400,000,000 shares; issued
  and outstanding 206,221,288 shares.............        206            (206)                 --               --             --
Total Additional Paid-In Capital.................     79,554         (32,768)                 --             (212)(15)    46,574
Retained earnings................................      2,944              --              (4,260)              --         (1,316)
Accumulated other comprehensive income...........       (426)            398                (155)             (33)          (216)
                                                     -------         -------             -------           ------        -------
TOTAL SHAREOWNERS' EQUITY........................     87,974         (34,940)             (4,415)            (245)        48,374
TOTAL LIABILITIES & EQUITY.......................    210,145         (34,940)            (57,013)          32,458        150,650
                                                     =======         =======             =======           ======        =======

See Notes To Unaudited AT&T Condensed Combined Pro-Forma Financial Statements

                                      AT&T

           UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (DOLLARS IN MILLIONS)

                                                                                 PRO FORMA     DOCOMO &
                                                                   MEDIAONE        AT&T      AWE EXCHANGE
                                     HISTORICAL   HISTORICAL       PROFORMA        WITH       PRO FORMA             AWE
                                      AT&T(1)     MEDIAONE(1)   ADJUSTMENTS(4)   MEDIAONE    ADJUSTMENTS      DISTRIBUTION(8)
                                     ----------   -----------   --------------   ---------   ------------     ---------------
Revenue............................    65,981        1,325             --          67,306          --             (10,447)
OPERATING EXPENSES
Costs of services and products.....    17,587          554             --          18,141          --              (4,827)
Access and other connection........    13,518           --             --          13,518          --                (378)
Selling, general and
 administrative....................    13,303          342             --          13,645          --              (3,590)
Depreciation and amortization......    10,267          706            156          11,129          --              (1,678)
Net restructuring and other
 charges...........................     7,029           --             --           7,029          --                  --
                                      -------        -----           ----         -------       -----             -------
Total operating expenses...........    61,704        1,602            156          63,462          --             (10,473)
Operating income (loss)............     4,277         (277)          (156)          3,844          --                  26
Other income (expense).............     1,514        3,341            243           5,098          --                (507)
Interest expense...................     3,183          312            712           4,207        (194)(6)              12
Income from continuing operations
 before income taxes, minority
 interest and earnings (losses)
 from equity investments...........     2,608        2,752           (625)          4,735         194                (493)
Provision (benefit) for income
 taxes.............................     3,342        1,189           (196)          4,335          74(6)             (172)
Minority interest income
 (expense).........................     4,120           --            (48)          4,072          --                 (17)
Equity earnings(losses) from
 Liberty Media Group...............     1,488           --             --           1,488          --                  --
Net earnings/(losses) from other
 equity investments................      (205)          --           (138)           (343)         --                (383)
Income (loss) from continuing
 operations........................     4,669        1,563           (615)          5,617         120                (721)
Dividend Requirements on Preferred
 Stock.............................        --           --             --              --          --                 111
                                      -------        -----           ----         -------       -----             -------
Net income (loss) attributable to
 common shareowners................     4,669        1,563           (615)          5,617         120                (610)
                                      =======        =====           ====         =======       =====             =======
AT&T COMMON STOCK GROUP:
Net income.........................   $ 3,105                                     $ 4,053       $(106)(5)
                                                                                                  120(6)
Weighted average shares outstanding
 (basic)...........................     3,486                                       3,762        (428)(5)
Basic EPS..........................      0.89                                        1.08
Net income.........................     3,137                                       4,085        (106)(5)
                                                                                                  120(6)
Weighted average shares outstanding
 (diluted).........................     3,545                                       3,821        (428)(5)
Diluted EPS........................      0.88                                        1.07
AT&T WIRELESS GROUP:
Income.............................   $    76                                     $    76       $ 106(5)
Basic and diluted EPS..............   $  0.21                                     $  0.21       $0.21(5)
LIBERTY MEDIA GROUP:
Basic and diluted EPS..............   $  0.58                                     $  0.58


                                                         PRO FORMA
                                          OTHER        AT&T EXCLUDING
                                     ADJUSTMENTS(10)        AWE
                                     ---------------   --------------
Revenue............................        321             57,180
OPERATING EXPENSES
Costs of services and products.....        321             13,635
Access and other connection........         --             13,140
Selling, general and
 administrative....................         --             10,055
Depreciation and amortization......         --              9,451
Net restructuring and other
 charges...........................         --              7,029
                                          ----             ------
Total operating expenses...........        321             53,310
Operating income (loss)............         --              3,870
Other income (expense).............        353              4,944
Interest expense...................        242              3,979
                                          (288)(9)
Income from continuing operations
 before income taxes, minority
 interest and earnings (losses)
 from equity investments...........        399              4,835
Provision (benefit) for income
 taxes.............................        110(9)           4,347
Minority interest income
 (expense).........................         --              4,055
Equity earnings(losses) from
 Liberty Media Group...............         --              1,488
Net earnings/(losses) from other
 equity investments................         --               (726)
Income (loss) from continuing
 operations........................        289              5,305
Dividend Requirements on Preferred
 Stock.............................       (111)                --
                                          ----             ------
Net income (loss) attributable to
 common shareowners................        178              5,305
                                          ====             ======
AT&T COMMON STOCK GROUP:
Net income.........................                        $3,817
Weighted average shares outstanding
 (basic)...........................                         3,334
Basic EPS..........................                          1.14
Net income.........................                         3,849
Weighted average shares outstanding
 (diluted).........................                         3,393
Diluted EPS........................                          1.13
AT&T WIRELESS GROUP:
Income.............................
Basic and diluted EPS..............
LIBERTY MEDIA GROUP:
Basic and diluted EPS..............                        $ 0.58

See Notes To Unaudited AT&T Condensed Combined Pro Forma Financial Statements

                                      AT&T

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (DOLLARS IN MILLIONS)

                                              PRO FORMA                             COMMUNICATIONS
                                           AT&T EXCLUDING       LIBERTY MEDIA          SERVICES            OTHER        PRO FORMA
                                                 AWE          DISTRIBUTION (11)    DISTRIBUTION (13)    ADJUSTMENTS       AT&T
                                           ---------------    -----------------    -----------------    ------------    ---------
Revenue..................................      57,180                   --              (47,521)             112(15)       9,771
OPERATING EXPENSES
Costs of services and products...........      13,635                   --               (8,588)             107(15)       5,154
Access and other connection..............      13,140                   --              (13,139)              (1)(15)         --
Selling, general and administrative......      10,055                   --               (7,537)               6(15)       2,524
Depreciation and amortization............       9,451                   --               (4,538)              --           4,913
Net restructuring and other charges......       7,029                   --                 (759)              --           6,270
                                               ------               ------              -------            -----         -------
Total operating expenses.................      53,310                   --              (34,561)             112          18,861
Operating income (loss)..................       3,870                   --              (12,960)              --          (9,090)
Other income (expense)...................       4,944                   --               (1,181)           1,643(14)       5,406
Interest expense.........................       3,979                   --               (1,643)           1,643(14)       3,979
Income from continuing operations before
  income taxes, minority interest and
  earnings (losses) from equity
  investments............................       4,835                   --              (12,498)              --          (7,663)
Provision (benefit) for income taxes.....       4,347                   --               (4,493)              --            (146)
Minority interest income (expense).......       4,055                   --                  (39)              --           4,016
Equity earnings (losses) from Liberty
  Media Group............................       1,488               (1,488)                  --               --              --
Net earnings/(losses) from other equity
  investments............................        (726)                  --                  (10)              --            (736)
Income (loss) from continuing
  operations.............................       5,305               (1,488)              (8,054)              --          (4,237)
Dividend Requirements on Preferred
  Stock..................................          --                   --                   --               --              --
                                               ------               ------              -------            -----         -------
Net income (loss) attributable to common
  shareowners............................       5,305               (1,488)              (8,054)              --          (4,237)
                                               ======               ======              =======            =====         =======
AT&T COMMON STOCK GROUP:
Net income...............................      $3,817                                                                    $(4,237)
Weighted average shares outstanding
  (basic)................................       3,334                                                                      3,334
Basic EPS................................        1.14                                                                      (1.27)
Net income...............................       3,849
Weighted average shares outstanding
  (diluted)..............................       3,393
Diluted EPS..............................        1.13
AT&T WIRELESS GROUP:
Income...................................
Shares...................................
Basic and diluted EPS....................
LIBERTY MEDIA GROUP:
Basic and diluted EPS....................      $ 0.58

See Notes To Unaudited AT&T Condensed Combined Pro Forma Financial Statements

                                      AT&T
           UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (DOLLARS IN MILLIONS)

                                                                                  PRO FORMA
                                                                                   LIBERTY
                                                                                   VENTURES         OTHER TCI      PRO FORMA
                                                      HISTORICAL   HISTORICAL       GROUP           PRO FORMA        AT&T
                                                       AT&T(1)       TCI(1)     ADJUSTMENTS(2)   ADJUSTMENTS(3)    WITH TCI
                                                      ----------   ----------   --------------   ---------------   ---------
Revenue.............................................    62,600       1,145           (204)              --          63,541
OPERATING EXPENSES
Costs of services and products......................    14,594         543            (79)              --          15,058
Access and other connection.........................    14,686          --             --               --          14,686
Selling, general and administrative.................    13,516         677           (260)              --          13,933
Depreciation and amortization.......................     7,439         277            (22)             120           7,814
Net restructuring and other charges.................     1,506          --             --               --           1,506
                                                       -------       -----           ----             ----          ------
Total operating expenses............................    51,741       1,497           (361)             120          52,997
Operating income (loss).............................    10,859        (352)           157             (120)         10,544
Other income (expense)..............................       931         356           (321)             142           1,108
Interest expense....................................     1,765         161            (25)              82           1,983
Income from continuing operations before income
 taxes, minority interest and earnings (losses) from
 equity investments.................................    10,025        (157)          (139)             (60)          9,669
Provision (benefit) for income taxes................     3,695         119           (207)             (49)          3,558
Minority interest income (expense)..................      (115)         --             --              (26)           (141)
Equity earnings (losses) from Liberty Media Group...    (2,022)         --            (68)            (156)         (2,246)
Net earnings/(losses) from other equity
 investments........................................      (765)         --             --              (99)           (864)
Income (loss) from continuing operations............     3,428        (276)            --             (292)          2,860
Dividend Requirements on preferred stocks...........        --          (4)            --               --              (4)
                                                       -------       -----           ----             ----          ------
Net income (loss) attributable to common
 shareowners........................................     3,428        (280)            --             (292)          2,856
                                                       =======       =====           ====             ====          ======
AT&T COMMON STOCK GROUP:
Net income..........................................   $ 5,450                                                      $5,102
Weighted average shares outstanding (basic).........     3,082                                                       3,181
Basic EPS...........................................      1.77                                                        1.60
Net income..........................................     5,476                                                       5,128
Weighted average shares outstanding (diluted).......     3,152                                                       3,299
Diluted EPS.........................................      1.74                                                        1.55
LIBERTY MEDIA GROUP:
 Basic and diluted EPS..............................   $ (0.80)                                                     $(0.89)


                                                                      MEDIAONE       PRO FORMA      DOCOMO &
                                                      HISTORICAL       GROUP        AT&T W/ TCI   AWE EXCHANGE
                                                       MEDIAONE      PRO FORMA       AND MEDIA     PRO FORMA           AWE
                                                       GROUP(1)    ADJUSTMENTS(4)    ONE GROUP    ADJUSTMENTS    DISTRIBUTION(8)
                                                      ----------   --------------   -----------   ------------   ---------------
Revenue.............................................    2,695             --          66,236             --          (7,627)
OPERATING EXPENSES
Costs of services and products......................    1,069             --          16,127             --          (3,606)
Access and other connection.........................       --             --          14,686             --            (247)
Selling, general and administrative.................      749             --          14,682             --          (2,663)
Depreciation and amortization.......................    1,248            414           9,476             --          (1,245)
Net restructuring and other charges.................       --             --           1,506             --            (530)
                                                        -----          -----          ------         ------          ------
Total operating expenses............................    3,066            414          56,477             --          (8,291)
Operating income (loss).............................     (371)          (414)          9,759             --             664
Other income (expense)..............................    7,551          1,918          10,577             --            (106)
Interest expense....................................      449          1,554           3,986           (194)(6)         (10)
Income from continuing operations before income
 taxes, minority interest and earnings (losses) from
 equity investments.................................    6,731            (50)         16,350            194             568
Provision (benefit) for income taxes................    3,217           (538)          6,237             74(6)          250
Minority interest income (expense)..................       --           (217)           (358)            --             (11)
Equity earnings (losses) from Liberty Media Group...       --             --          (2,246)            --              --
Net earnings/(losses) from other equity
 investments........................................       --           (158)         (1,022)            --              10
Income (loss) from continuing operations............    3,514            113           6,487            120             317
Dividend Requirements on preferred stocks...........      (77)            46             (35)            --              --
                                                        -----          -----          ------         ------          ------
Net income (loss) attributable to common
 shareowners........................................    3,437            159           6,452            120             317
                                                        =====          =====          ======         ======          ======
AT&T COMMON STOCK GROUP:
Net income..........................................                                  $8,698         $  120(6)
Weighted average shares outstanding (basic).........                                   3,784           (428)(5)
Basic EPS...........................................                                    2.30
Net income..........................................                                   8,724         $  120(6)
Weighted average shares outstanding (diluted).......                                   3,906           (428)(5)
Diluted EPS.........................................                                    2.23
LIBERTY MEDIA GROUP:
 Basic and diluted EPS..............................                                  $(0.89)


                                                                        PRO FORMA
                                                                          AT&T
                                                           OTHER        EXCLUDING
                                                      ADJUSTMENTS(10)      AWE
                                                      ---------------   ---------
Revenue.............................................        227           58,836
OPERATING EXPENSES
Costs of services and products......................        227           12,748
Access and other connection.........................         --           14,439
Selling, general and administrative.................         --           12,019
Depreciation and amortization.......................         --            8,231
Net restructuring and other charges.................         --              976
                                                           ----          -------
Total operating expenses............................        227           48,413
Operating income (loss).............................         --           10,423
Other income (expense)..............................         --           10,471
Interest expense....................................       (288)(9)        3,494
Income from continuing operations before income
 taxes, minority interest and earnings (losses) from
 equity investments.................................        288           17,400
Provision (benefit) for income taxes................        110(9)         6,671
Minority interest income (expense)..................         --             (369)
Equity earnings (losses) from Liberty Media Group...         --           (2,246)
Net earnings/(losses) from other equity
 investments........................................         --           (1,012)
Income (loss) from continuing operations............        178            7,102
Dividend Requirements on preferred stocks...........         --              (35)
                                                           ----          -------
Net income (loss) attributable to common
 shareowners........................................        178            7,067
                                                           ====          =======
AT&T COMMON STOCK GROUP:
Net income..........................................                     $ 9,313
Weighted average shares outstanding (basic).........                       3,356
Basic EPS...........................................                        2.77
Net income..........................................                       9,339
Weighted average shares outstanding (diluted).......                       3,478
Diluted EPS.........................................                        2.68
LIBERTY MEDIA GROUP:
 Basic and diluted EPS..............................                     $ (0.89)

See Notes To Unaudited AT&T Condensed Combined Pro Forma Financial Statements

                                      AT&T
   UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (DOLLARS IN MILLIONS)

                                                          PRO FORMA      LIBERTY       COMMUNICATIONS
                                                            AT&T          MEDIA           SERVICES
                                                          EXCLUDING    DISTRIBUTION     DISTRIBUTION        OTHER       PRO FORMA
                                                             AWE           (11)             (13)         ADJUSTMENTS      AT&T
                                                          ---------    ------------    --------------    -----------    ---------
Revenue.................................................    58,836           --           $(50,152)           31(15)      8,715
OPERATING EXPENSES
Costs of services and products..........................    12,748           --             (8,560)           31(15)      4,219
Access and other connection.............................    14,439           --            (14,439)           --             --
Selling, general and administrative.....................    12,019           --             (9,601)           --          2,418
Depreciation and amortization...........................     8,231           --             (4,519)           --          3,712
Net restructuring and other charges.....................       976           --               (331)           --            645
                                                           -------        -----           --------           ---         ------
Total operating expenses................................    48,413           --            (37,450)           31         10,994
Operating income (loss).................................    10,423           --            (12,702)           --         (2,279)
Other income (expense)..................................    10,471           --               (775)          797(14)     10,493
Interest expense........................................     3,494           --               (797)          797(14)      3,494
Income from continuing operations before income taxes,
  minority interest and earnings (losses) from equity
  investments...........................................    17,400           --            (12,680)           --          4,720
Provision (benefit) for income taxes....................     6,671           --             (4,508)           --          2,163
Minority interest income (expense)......................      (369)          --                 --            --           (369)
Equity earnings (losses) from Liberty Media Group.......    (2,246)       2,246                 --            --             --
Net earnings/(losses) from other equity investments.....    (1,012)          --                 48            --           (964)
Income (loss) from continuing operations................     7,102        2,246             (8,124)           --          1,224
Dividend Requirements on preferred stocks...............       (35)          --                 --            --            (35)
                                                           -------        -----           --------           ---         ------
Net income (loss) attributable to common shareowners....     7,067        2,246             (8,124)           --          1,189
                                                           =======        =====           ========           ===         ======
AT&T COMMON STOCK GROUP:
Net income..............................................   $ 9,313                                                       $1,189
Weighted average shares outstanding (basic).............     3,356                                                        3,356
Basic EPS...............................................      2.77                                                         0.35
Net income..............................................     9,339                                                        1,189
Weighted average shares outstanding (diluted)...........     3,478                                                        3,478
Diluted EPS.............................................      2.68                                                         0.34
LIBERTY MEDIA GROUP:
Basic and diluted EPS...................................   $ (0.89)

See Notes To Unaudited AT&T Condensed Combined Pro Forma Financial Statements

                                      AT&T

           UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN MILLIONS)

                                                                            LIBERTY
                                                                            VENTURES        OTHER TCI      PRO FORMA   HISTORICAL
                                               HISTORICAL   HISTORICAL       GROUP          PRO FORMA        AT&T       MEDIAONE
                                                AT&T(1)       TCI(1)     ADJUSTMENTS(2)   ADJUSTMENTS(3)   WITH TCI     GROUP(1)
                                               ----------   ----------   --------------   --------------   ---------   ----------
Revenue......................................   $53,223       $7,351        $(1,148)         $    --        $59,426     $ 2,882
OPERATING EXPENSES
Costs of services and products...............    10,495        3,087           (495)              --         13,087       1,013
Access and other connection..................    15,328           --             --               --         15,328          --
Selling, general and administrative..........    12,770        2,583           (943)              --         14,410         926
Depreciation and amortization................     4,629        1,735           (135)             719          6,948       1,182
Net restructuring and other charges..........     2,514            5             (5)              --          2,514          --
                                                -------       ------        -------          -------        -------     -------
Total operating expenses.....................    45,736        7,410         (1,578)             719         52,287       3,121
Operating income (loss)......................     7,487          (59)           430             (719)         7,139        (239)
Other income (expense).......................     1,281        4,658         (1,631)          (1,343)         2,965       3,368
Interest expense.............................       427        1,061           (103)             489          1,874         491
Income from continuing operations before
 income taxes, minority interest and earnings
 (losses) from equity investments............     8,341        3,538         (1,098)          (2,551)         8,230       2,638
Provision (benefit) for income taxes.........     3,049        1,595           (472)          (1,087)         3,085       1,208
Minority interest income (expense)...........        21           --             --              (88)           (67)         --
Equity earnings (losses) from Liberty Media
 Group.......................................        --           --            626             (928)          (302)         --
Net earnings/(losses) from other equity
 investments.................................       (78)          --             --             (859)          (937)         --
Income (loss) from continuing operations.....     5,235        1,943             --           (3,339)         3,839       1,430
Dividend Requirements on preferred stocks....        --          (24)            --               14            (10)       (108)
                                                -------       ------        -------          -------        -------     -------
Net income (loss) attributable to common
 shareowners.................................   $ 5,235       $1,919        $    --          $(3,325)       $ 3,829     $ 1,322
                                                =======       ======        =======          =======        =======     =======
AT&T COMMON STOCK GROUP:
Net income...................................   $ 5,235                                                     $ 4,131
Weighted average shares outstanding
 (basic).....................................     2,676                                                       3,146
Basic EPS....................................      1.96                                                        1.31
Net income...................................     5,235                                                       4,131
Weighted average shares outstanding
 (diluted)...................................     2,700                                                       3,251
Diluted EPS..................................      1.94                                                        1.27
LIBERTY MEDIA GROUP:
Basic and diluted EPS........................                                                               $ (0.13)

                                                  MEDIAONE       PRO FORMA      DOCOMO &
                                                   GROUP        AT&T W/ TCI   AWE EXCHANGE
                                                 PRO FORMA       AND MEDIA     PRO FORMA           AWE              OTHER
                                               ADJUSTMENTS(4)    ONE GROUP    ADJUSTMENTS    DISTRIBUTION(8)   ADJUSTMENTS(10)
                                               --------------   -----------   ------------   ---------------   ---------------
Revenue......................................     $    --         $62,308        $   --          $(5,406)           $  73
OPERATING EXPENSES
Costs of services and products...............          --          14,100            --           (2,217)              --
Access and other connection..................          --          15,328            --             (211)              66
Selling, general and administrative..........          --          15,336            --           (2,123)               7
Depreciation and amortization................         414           8,544            --           (1,050)              --
Net restructuring and other charges..........          --           2,514            --               --               --
                                                  -------         -------        ------          -------            -----
Total operating expenses.....................         414          55,822            --           (5,601)              73
Operating income (loss)......................        (414)          6,486            --              195               --
Other income (expense).......................         436           6,769            --             (470)              --
Interest expense.............................       1,554           3,919          (194)(6)           86             (288)(9)
Income from continuing operations before
 income taxes, minority interest and earnings
 (losses) from equity investments............      (1,532)          9,336           194             (361)             288
Provision (benefit) for income taxes.........        (487)          3,806            74(6)          (125)             110(9)
Minority interest income (expense)...........         (74)           (141)           --              (21)              --
Equity earnings (losses) from Liberty Media
 Group.......................................          --            (302)           --               --               --
Net earnings/(losses) from other equity
 investments.................................        (268)         (1,205)           --              (30)              --
Income (loss) from continuing operations.....      (1,387)          3,882           120             (287)             178
Dividend Requirements on preferred stocks....          46             (72)           --               --               --
                                                  -------         -------        ------          -------            -----
Net income (loss) attributable to common
 shareowners.................................     $(1,341)        $ 3,810        $  120          $  (287)           $ 178
                                                  =======         =======        ======          =======            =====
AT&T COMMON STOCK GROUP:
Net income...................................                     $ 4,112        $  120(6)
Weighted average shares outstanding
 (basic).....................................                       3,760          (428)(5)
Basic EPS....................................                        1.09
Net income...................................                       4,112        $  120(6)
Weighted average shares outstanding
 (diluted)...................................                       3,874          (428)(5)
Diluted EPS..................................                        1.06
LIBERTY MEDIA GROUP:
Basic and diluted EPS........................                     $ (0.13)

                                               PRO FORMA
                                                 AT&T
                                               EXCLUDING
                                                  AWE
                                               ---------
Revenue......................................   $56,975
OPERATING EXPENSES
Costs of services and products...............    11,883
Access and other connection..................    15,183
Selling, general and administrative..........    13,220
Depreciation and amortization................     7,494
Net restructuring and other charges..........     2,514
                                                -------
Total operating expenses.....................    50,294
Operating income (loss)......................     6,681
Other income (expense).......................     6,299
Interest expense.............................     3,523
Income from continuing operations before
 income taxes, minority interest and earnings
 (losses) from equity investments............     9,457
Provision (benefit) for income taxes.........     3,865
Minority interest income (expense)...........      (162)
Equity earnings (losses) from Liberty Media
 Group.......................................      (302)
Net earnings/(losses) from other equity
 investments.................................    (1,235)
Income (loss) from continuing operations.....     3,893
Dividend Requirements on preferred stocks....       (72)
                                                -------
Net income (loss) attributable to common
 shareowners.................................   $ 3,821
                                                =======
AT&T COMMON STOCK GROUP:
Net income...................................   $ 4,123
Weighted average shares outstanding
 (basic).....................................     3,332
Basic EPS....................................      1.24
Net income...................................     4,123
Weighted average shares outstanding
 (diluted)...................................     3,446
Diluted EPS..................................      1.20
LIBERTY MEDIA GROUP:
Basic and diluted EPS........................   $ (0.13)

See Notes To Unaudited AT&T Condensed Combined Pro Forma Financial Statements

                                      AT&T

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN MILLIONS)

                                              PRO FORMA
                                                AT&T           LIBERTY           COMMUNICATIONS
                                              EXCLUDING         MEDIA               SERVICES              OTHER         PRO FORMA
                                                 AWE       DISTRIBUTION(11)     DISTRIBUTION(13)     ADJUSTMENTS(14)      AT&T
                                              ---------    ----------------    ------------------    ---------------    ---------
Revenue.....................................   $56,975           $ --               $(47,890)               --           $ 9,085
OPERATING EXPENSES
Costs of services and products..............    11,883             --                 (8,344)               --             3,539
Access and other connection.................    15,183             --                (15,116)               --                67
Selling, general and administrative.........    13,220             --                (10,656)               --             2,564
Depreciation and amortization...............     7,494             --                 (3,577)               --             3,917
Net restructuring and other charges.........     2,514             --                 (2,514)               --                --
                                               -------           ----               --------               ---           -------
Total operating expenses....................    50,294             --                (40,207)               --            10,087
Operating income (loss).....................     6,681             --                 (7,683)               --            (1,002)
Other income (expense)......................     6,299             --                   (812)              292             5,779
Interest expense............................     3,523             --                   (292)              292             3,523
Income from continuing operations before
  income taxes, minority interest and
  earnings (losses) from equity
  investments...............................     9,457             --                 (8,203)               --             1,254
Provision (benefit) for income taxes........     3,865             --                 (3,009)               --               856
Minority interest income (expense)..........      (162)            --                      1                --              (161)
Equity earnings (losses) from Liberty Media
  Group.....................................      (302)           302                     --                --                --
Net earnings/(losses) from other equity
  investments...............................    (1,235)            --                    109                --            (1,126)
Income (loss) from continuing operations....     3,893            302                 (5,084)               --              (889)
Dividend Requirements on preferred stocks...       (72)            --                     --                --               (72)
                                               -------           ----               --------               ---           -------
Net income (loss) attributable to common
  shareowners...............................   $ 3,821           $302               $ (5,084)               --           $  (961)
                                               =======           ====               ========               ===           =======
AT&T COMMON STOCK GROUP:
Net income..................................   $ 4,123                                                                   $  (961)
Weighted average shares outstanding
  (basic)...................................     3,332                                                                     3,332
Basic EPS...................................      1.24                                                                     (0.29)
Net income..................................     4,123
Weighted average shares outstanding
  (diluted).................................     3,446
Diluted EPS.................................      1.20
LIBERTY MEDIA GROUP:
Basic and diluted EPS.......................   $ (0.13)

See Notes To Unaudited AT&T Condensed Combined Pro Forma Financial Statements

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

 1. These columns reflect the historical results of operations and financial position of the respective companies.

 2. This column reflects the deconsolidation of the historical results of operations for the interests represented by the shares of Liberty Media Group tracking stock for the period January 1, 1998 through February 28, 1999. AT&T accounts for the Liberty Media Group under the equity method because it does not possess a "controlling financial interest" for financial accounting purposes in the Liberty Media Group.

 3. This column reflects the TCI merger purchase accounting adjustments. These adjustments include the amortization of the excess of the purchase price over the net assets acquired and incremental interest expense on additional borrowings for the period January 1, 1998 through February 28, 1999.

 4. This column reflects the MediaOne merger purchase accounting adjustments. These adjustments include the amortization of the excess of the purchase price over the net assets acquired, incremental interest expense on additional borrowings for the period January 1, 1998 through June 15, 2000 and the elimination of a non-recurring charge related to the termination of MediaOne's merger with Comcast Corp. included in 1999.

 5. These entries give effect to an assumed approximate $10 billion exchange of 503 million shares of AT&T Wireless Group tracking stock for 428 million shares of AT&T common stock offered to existing AT&T common stock shareholders. The number of shares exchanged is calculated based on the closing trading prices for shares of AT&T common stock and AT&T Wireless Group tracking stock on April 17, 2001 plus a premium of approximately 7% as approved by the Board of Directors of AT&T. The exchange offer, as calculated, reflects a reduction of approximately 21.8 percentage points in the AT&T Common Stock Group's portion of the value of AT&T Wireless Group. Due to the fact that the premium as calculated using the April 17, 2001 stock price is a one-time event associated with the exchange, its effects have not been included as a pro forma adjustment to the income statement. The impact to diluted earnings per share attributable to the AT&T Common Stock Group for the year ended December 31, 2000 related to the premium is a reduction of approximately $0.15 per share, or $0.98 per diluted share. For each $1 billion decrease in the assumed exchange amount, this diluted earnings per share would increase by approximately $.01 per share, which reflects the impact of a lower premium on the exchange, partially offset by an increase in the AT&T Common Stock Group shares outstanding. For the years ended December 31, 1999 and 1998, each $1 billion decrease in the assumed exchange amount would reduce this diluted earnings per share by approximately $.03 per share and $.02 per share, respectively, reflecting an increase in AT&T Common Stock Group shares outstanding. As a result of the exchange offer, the earnings per share calculation of the AT&T Common Stock Group reflects a decrease in the number of outstanding shares of AT&T common stock in all periods, and a decrease in net income attributable to the AT&T Common Stock Group as a result of the decrease in the portion of the value of the AT&T Wireless Group retained by the AT&T Common Stock Group for the period subsequent to April 27, 2000. The effect of the exchange offer on the balance sheet would include: 1) a decrease in the par and additional paid-in-capital of AT&T common stock and 2) an increase in the par and additional paid-in-capital of AT&T Wireless Group tracking stock and 3) a decrease in retained earnings as a result of the exchange offer premium. Since the number of shares of AT&T Wireless Group tracking stock and the net income attributable to the AT&T Wireless Group will increase proportionally, there will be no change to the calculated earnings per share for the AT&T Wireless Group. The accounting for the exchange offer, along with the

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                  COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     associated premium, will be determined based on the closing prices of the AT&T Wireless Group tracking stock and the AT&T common stock on May 25, 2001, the date of the expiration of the exchange offer.

 6. These entries reflect the sale of the DoCoMo wireless tracking stock for $9.811 billion. The preferred stock is characterized as a mandatorily redeemable preferred security, as defined by the SEC in Accounting Series Release (ASR) No. 268, and is classified outside of stockholders' equity on the balance sheet. The value of the warrants is recorded as a liability and will be marked to market in subsequent periods through its period of expiration. The values assigned to the preferred stock ($9.506 billion) and the warrants ($305 million) are based upon an allocation of the relative fair values of each instrument as of January 22, 2001. The allocation of the relative fair values has resulted in a beneficial conversion feature of approximately $300 million and an accretion to the face value of approximately $40 million. The proceeds from the sale will be allocated among AT&T and the AT&T Wireless Group with $3.6 billion being utilized by AT&T to pay down short-term debt and the remaining $6.2 billion allocated to the AT&T Wireless Group. The pay down in short-term debt would result in a reduction in interest expense, of $194 million ($120 million, net of taxes) for the years ended December 31, 2000, 1999 and 1998. The reduction in interest expense was calculated using an interest rate of 5.3%, which reflects the current 90-day commercial paper rate.

 7. This entry reflects the fair value adjustment for accounting purposes that result in a gain which will be recorded upon the distribution of the AT&T Wireless Group. This distribution is non pro-rata due to the alteration of shareowner interests in the AT&T Wireless Group as a result of the exchange offer. For this reason, the distribution will be accounted for at fair value and will result in a nonrecurring gain upon distribution equal to the excess of the fair value of the securities issued over AT&T's carrying value of the net assets of the AT&T Wireless Group adjusted for the AT&T Wireless Group shares retained by AT&T at the time of the distribution. The actual gain will be determined upon distribution. Due to the fact that the gain is a one-time event, its effects have not been included as a pro forma adjustment to the income statement; however, it has been included as a pro forma adjustment to retained earnings on the pro forma balance sheet. The estimated gain is calculated as follows (numbers in millions):

Fair value of AT&T Wireless Group Tracking Stock (assumed to represent 2,159 million shares of AT&T Wireless Group
  Tracking Stock at $19.88 per share as of April 17,
  2001).....................................................  $42,923
Fair value of 228 million new primary shares of AT&T
  Wireless Group Tracking Stock issued to DoCoMo upon
  conversion of the preferred stock at $19.88 per share as
  of April 17, 2001.........................................  $ 4,532
Fair value of AT&T Wireless Group to be distributed.........  $47,455
Carrying Value of net assets of AT&T Wireless Group to be
  distributed...............................................  $29,056
Gain on distribution........................................  $18,399

 8. The adjustments presented deduct the historical results of operations and the historical financial position of the AT&T Wireless Group to reflect the distribution of the AT&T Wireless Group from AT&T. The distribution is a fair value transaction and as such the fair value of the net assets has been recorded as a reduction to retained earnings for the dividend of AT&T's retained portion of the value of AT&T Wireless Group and par and additional paid-in-capital for the distribution to the AT&T Wireless Group tracking stock Shareholders. The reduction to retained

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                  COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     earnings and the reduction to additional paid in capital is calculated as follows: (Amounts in millions)

AT&T Wireless Group Tracking Stock shares...................   2,159
Issuance of new primary shares of AT&T Wireless Group
  tracking stock to DoCoMo wireless tracking preferred stock
  (beyond AT&T's retained portion)..........................     228
                                                              ------
Total pro forma AT&T Wireless Group Tracking Stock shares
  outstanding after conversion of the DoCoMo wireless
  tracking stock and distribution of AT&T's retained
  portion...................................................   2,387
AT&T Wireless Group Tracking Stock shares outstanding as of
  April 17, 2001 which reflect 15.6% of AT&T's retained
  portion of the AT&T Wireless Group prior to
  distribution..............................................     362
Pro forma AT&T Wireless Group Tracking Stock issued for the
  exchange offer............................................     503
AT&T Wireless Group Tracking Stock shares issued to DoCoMo
  upon conversion of DoCoMo wireless tracking stock
  (including 228 million new primary issued and 178 million
  shares issued out of AT&T's retained portion).............     406
                                                              ------
Total pro forma AT&T Wireless Group Tracking Stock shares
  outstanding after conversion of preferred stock held by
  DoCoMo, and exchange, prior to distribution of AT&T's
  retained portion..........................................   1,271
Split-Off % of AT&T Wireless Group Tracking Stock shares
  (1,271/2,387).............................................    53.2%
Spin-Off % of AT&T Wireless Group (1 - 53.2%)...............    46.8%
Fair value of AT&T Wireless Group associated with the
  split-off (47,455 x 53.2%)................................  25,246
AT&T Wireless preferred stock...............................  (3,000)
AT&T Wireless Group tracking stock par......................  (1,271)
DoCoMo warrants.............................................    (305)
Other.......................................................     (49)
                                                              ------
Reduction to Additional Paid in Capital.....................  20,621
Fair value of AT&T Wireless Group associated with the
  spin-off (47,455 x 46.8%) (Reduction to Retained
  Earnings).................................................  22,209

    In addition to the historical adjustments, other adjustments relating to the DoCoMo transaction have been presented. These adjustments reflect that $6.2 billion of cash associated with the transaction has been allocated to the AT&T Wireless Group, the preferred stock associated with the transaction is converted to 406 million shares of AT&T Wireless Group tracking stock and the warrants associated with the transaction are converted to warrants in AT&T Wireless Services.

    On February 15, 2001, AT&T announced that they would retain approximately $3 billion in value of AT&T Wireless Services shares subject to an IRS Ruling (represents 151 million shares as of April 17, 2001) of the distribution. The retained shares will be accounted for as a cost method investment under SFAS 115, and therefore any differences between historical cost and fair value on a periodic basis will be recorded, net of applicable taxes, as a component of Other Comprehensive Income.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                  COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

 9. These adjustments reflect the cash received by AT&T from AT&T Wireless Group in connection with the repayment of the $2.438 billion intercompany loan and the $3.0 billion preferred stock (together, "intercompany indebtedness"). The repayment of intercompany indebtedness is contained in the preliminary Separation and Distribution Agreement between AT&T and AT&T Wireless Group. It is assumed that AT&T utilized the proceeds it received from AT&T Wireless Group to pay down its short-term debt in the pro forma balance sheet. The paydown in short-term debt would result in a reduction in interest expense of $288 million ($178 million net of taxes) for the years ended December 31, 2000, 1999 and 1998. The reduction in interest expense was calculated using an interest rate of 5.3%, which reflects the current 90-day commercial paper rate.

10. Reflects certain Inter-Group transactions appropriately reflected in the separate financial statements of AT&T after excluding the AT&T Wireless Group on a pro forma basis that were eliminated in the AT&T consolidated financial statements and were therefore not reflected in AT&T's historical results and financial position.

11. The adjustments presented deduct the historical results of operations and the historical financial position of the Liberty Media Group to reflect the split-off of the Liberty Media Group from AT&T. The split-off is a pro-rata distribution and as such the historical value of the net assets has been recorded as an elimination of the AT&T Liberty Media Group equity.

12. This entry reflects the settlement of AT&T's net payable of $650 million to Liberty Media Group primarily for the value of certain TCI pre-acquisition net operating loss carryforwards, pursuant to the tax sharing agreements dated March 9, 1999.

13. The adjustments presented deduct the historical results of operations and the historical financial position of AT&T Communications Services. Due to the fact that the spin-off of AT&T Business Services is pro-rata and the fair value of the AT&T Consumer Services split-off has not been included in the unaudited pro forma condensed combined financial statements, the historical value of the net assets has been recorded as a reduction to retained earnings.

14. This adjustment reflects all AT&T Corporate debt as outstanding on the pro forma financial statements since such amounts are not legally assignable at this time. Since certain amounts have been attributed to AT&T Communications Services, Inc., a receivable for such amounts, as well as adjustments for the related interest expense and interest income, have been reflected herein.

15. Reflects certain Inter-Group transactions appropriately reflected in the separate financial statements of AT&T after excluding AT&T Communications Services, Inc. on a pro forma basis that were eliminated in the AT&T consolidated financial statements and were therefore not reflected in AT&T's historical results and financial position.

16.  This entry reclasses the pro forma cash overdraft to accounts payable.

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